UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

101 California Street, 16th Floor

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

The following are copies of the reports transmitted to shareholders of the Forward Banking and Finance Fund, Forward Commodity Long/Short Strategy Fund, Forward CorePlus Fund, Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Extended MarketPlus Fund, Forward Focus Fund, Forward Frontier Strategy Fund, Forward Global Credit Long/Short Fund, Forward Global Infrastructure Fund, Forward Growth Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Equity Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Investment Grade Fixed-Income Fund, Forward Large Cap Dividend Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Small Cap Equity Fund, Forward Strategic Alternatives Fund, Forward Tactical Enhanced Fund, Forward Tactical Growth Fund, Forward U.S. Government Money Fund, Forward Aggressive Growth Allocation Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund and Forward Income Allocation Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Annual Report December 31, 2011

Forward Banking and Finance Fund

Forward Credit Analysis Long/Short Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Focus Fund

Forward Global Credit Long/Short Fund

Forward Growth Fund

Forward International Dividend Fund

Forward International Small Companies Fund

Forward Large Cap Dividend Fund

Forward Select EM Dividend Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Commodity Long/Short Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2011

1

Shareholder Update	December 31, 2011

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

The experiences of 2011—a challenging year for investors and advisors everywhere—highlighted once again why we believe so strongly that investors need access to new investment tools and modernized thinking on portfolio construction. During 2011, many strategies were undercut by:

•	Continued high volatility. By way of example, in 2011 there were 68 days when the S&P 500 moved more than 2% in one session; from 2004 to 2006, before the financial crisis, the average was 2.7 days.[1]

•	The generally low-return, low-yield environment. Finding sources for long-term growth has become more and more challenging.

•	Erratic, directionless markets. We believe the market moves we saw during 2011 were driven by external events and investors’ fearful, risk-on/risk-off reactions rather than by fundamentals.

•

Rising correlations among asset classes. The assumptions that underlie traditional portfolio diversification—for example, the belief that U.S. and international stocks will not be highly correlated—we believe no longer hold true.

Why Alternatives

In our view, the most important lesson of 2011 is that adequate exposure to alternative strategies is more crucial than ever to investors who seek to preserve and grow their assets. This may seem illogical after a year when market conditions hindered many alternative as well as traditional approaches.

But the more uncertain the climate, the more important alternatives become. It’s clear that in this environment, reliance on long-only style boxes and traditional asset allocation may put assets at high risk. Investors and advisors can no longer count on the relatively stable, generally up trending markets we saw in the 1980s and 1990s, and today they may need long/short and other strategies to help manage risk, seek income and growth, as well as for broader diversification. Helping investors pursue these new directions is what Forward is all about, and we now offer seven long/short funds and a total of twelve alternative funds in a variety of asset classes, including equity, global and domestic fixed income and real estate.

The Year in Perspective

With our wide-ranging mix of strategies, Forward Funds were certainly not immune to the past year’s market upheaval. As equity, bond, emerging market, and real estate asset classes were affected, so were our portfolios. Even when our strategies did not meet return expectations, we were often still able to help investors lower volatility and to help diversify portfolios against broad market downturns.

We also had some bright spots in our fund lineup this year, launching the Forward Commodity Long/Short Strategy Fund which was the leader for one-year, total return performance among 36 peers eligible in the “commodities general” category for the period ended December 31, 2011, according to Lipper ratings.2 And Forward Funds in the areas of long/short credit, large-cap dividend, investment-grade and high-yield bonds and real estate delivered positive results in a challenging environment.

December 31, 2011	2

During 2011, we expanded our offerings with new strategies in the areas of emerging market corporate debt and long/short global credit. We also introduced an enhanced, more growth-oriented version of our Tactical Growth strategy, a long/short approach that seeks to continually manage equity market exposure with the aim of reducing downside risks.

What Now?

The outlook for 2012 can only be described as uncertain, pending the ongoing resolution of Europe’s debt troubles and other global concerns. Still, we believe that even in the current climate, opportunities remain. We entered the year with fairly attractive valuations in equities and emerging markets; some bond sectors are also well valued and offer good risk hedges. Commodities markets have continued to offer long and short investment opportunities. Some analysts see the potential for higher dividend payouts in 2012. At the same time, our real estate team believes that the U.S. commercial real estate market is now at the beginning of a five- to seven-year uptrend, as discussed in our recent white paper, Inflection Point: The Start of a New Cycle in Real Estate?

We continue to evolve our product line, delivering on our intention to provide advisors and investors with what we believe are the best in leading-edge investment ideas and to that end, we recently launched two new mutual funds:

•	The Forward Endurance Long/Short Fund, a global, long/short equity strategy focused on companies that stand to gain or lose from disruptive new technologies across a variety of industry sectors.

•	The Forward Managed Futures Strategy Fund, which seeks exposure to the futures markets across four asset classes—commodities, currencies, equities and bonds.

Crystallizing our Vision

The other big news at Forward is the new brand we began rolling out for our firm in 2011, anchored by the tagline —The New Direction of Investing. You may have already noticed a new look and feel in many of our communications, and this spring we will also launch our new, improved website at www.forwardinvesting.com.

These changes go far beyond the cosmetic. They highlight our focus on providing access to the innovative and alternative strategies investors will need to achieve the outcomes they are seeking. With a new product map and a redesigned system of communications, we want to help investors better understand what Forward has to offer and how our strategies can enhance portfolios.

Under the banner of fwd thinking, we are also ratcheting up our thought leadership activities to help advisors and investors think about where investing is going. You can view our current library of white papers at www.forwardinvesting.com and I invite you to check them out if you haven’t already.

In closing, I want to take this opportunity to thank you for entrusting us with your assets. Ultimately, everything we do is aimed at helping our investors meet their long-term objectives. We feel privileged to be your partner in that effort, and we will continue striving to earn that privilege every day.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

1 Source: S&P 500 and Goldman Sachs Derivative Strategies, January 2012

2 Institutional share class

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

3	December 31, 2011

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Endurance Long/Short Fund)

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Endurance Long/Short Fund, Forward Managed Futures Strategy Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. (Forward Endurance Long/Short Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Endurance Long/Short Fund, Forward Managed Futures Strategy Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Endurance Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Endurance Long/Short Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Managed Futures Strategy Fund)

Investing in Exchange Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Managed Futures Strategy Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Managed Futures Strategy Fund)

The Forward Endurance Long/Short Fund was effective December 31, 2011 and Forward Managed Futures Strategy Fund was effective January 30, 2012 and they each have a limited operating history.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Lipper ratings, Lipper research and Lipper fund data are not intended to predict future results. This does not constitute and is not intended to constitute investment advice or an offer to sell or the solicitation of an offer to buy any security of any entity in any jurisdiction. More information is available at www.lipperweb.com. Thomson Reuters © 2012. All Rights Reserved.

Alan Reid is a registered representative of ALPS Distributors, Inc.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

© 2012 Forward Funds. All rights reserved.

December 31, 2011	4

Fund Commentary and Performance

Forward Banking and Finance Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Banking and Finance Fund’s Class A shares (without sales load) declined -4.59%, underperforming its benchmark, the Russell 2000 Index, which declined -4.18%. For comparison, the SNL Small Cap Bank and Thrift Index declined -8.14%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and Treasury debt downgrade in the U.S. While the first half of the year was characterized by positive returns, fears of a “double-dip” recession in the U.S. and a global banking crisis resurfaced during the third quarter, leading to sharp market corrections in the second half of the year.

For small community bank and thrift stocks, the threatened dissolution of the European Union, the ongoing deleveraging of the private sector, and an onslaught of new banking regulations overshadowed improved credit quality and a return to earnings growth.

Within the portfolio, Envestnet, Orrstown Financial Services and Preferred Apartment Communities were detractors from relative performance. Envestnet’s share price declined amid concerns about asset reductions, financial market instability, and renewal of contracts. Due to these uncertainties, we elected to exit the stock. Despite Orrstown Financial Services’ underperformance, we elected to continue holding shares, because capital levels are strong and the stock is trading at a substantial discount to book value. Preferred Apartment Communities, a small cap REIT, was pressured by having an illiquid stock and little means to buy new apartment complexes. We continued to hold the stock, as it too represented a substantial discount.

On the positive side, Bank of the Ozarks was the top individual contributor to relative returns, driven by an aggressive acquisition strategy as well as organic loan growth in its Texas markets. Texas Capital Bancshares was another strong contributor, adding significantly to returns. We believe the bank differentiated itself by delivering strong commercial and industrial loan growth and growth in its mortgage warehouse division, all while lowering loan loss provisioning due to improved credit quality.

5	December 31, 2011

Forward Banking and Finance Fund

Weightings by Industry as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	6

Forward Banking and Finance Fund

Forward Banking and Finance Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-4.23%	N/A	N/A	-1.32%	03/16/10

Class A (load adjusted)(b)	-10.08%	-10.37%	2.72%	5.31%	02/18/97

Class A (without load)(c)	-4.59%	-9.30%	3.33%	5.73%	02/18/97

Class C (with CDSC)(d)	-6.08%	-9.90%	2.69%	5.35%	07/01/00

Class C (without CDSC)(e)	-5.13%	-9.90%	2.69%	5.35%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and pursued a different objective. Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(e) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7	December 31, 2011

Fund Commentary and Performance

Forward Credit Analysis Long/Short Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Credit Analysis Long/Short Fund’s Institutional Class shares returned 6.23%. Its two benchmarks, the Barclays Capital U.S. Municipal Bond Index and the Barclays Capital U.S. Corporate High-Yield Bond Index, returned 10.70% and 4.98%, respectively.

A host of challenges confronted markets in 2011. Sovereign debt concerns in Europe, unrest in the Middle East, and a Treasury debt downgrade in the U.S. kept the credit markets uneasy and volatile throughout the year. Market rates for U.S. Treasuries moved lower during 2011, contradicting most market forecasts, which were calling for higher rates. Despite market concerns of municipal bond supply outstripping demand during the year, new issuance of municipals registered the lowest level since 2001.

In this environment, the Fund delivered positive results through a combination of coupon income and increased valuations. The Fund maintained an overweight long position in municipal bonds during the year, and this allocation benefited performance, as the positive supply/demand dynamic supported municipal bond valuations. We expect to keep this relative overweight for some time.

Our short corporate bond positions, particularly in Financials, also contributed to results. While both the high-yield and high-grade corporate markets were nominally positive, the return was largely driven by falling interest rates and the rally in U.S. Treasuries. Credit spreads widened in both markets, resulting in underperformance relative to Treasuries. The underperformance in the high-grade market was largely driven by Financials.

Trimming those gains, the Fund was negatively affected by the bankruptcy filing of American Airlines (AMR). Core holdings have included both secured and unsecured municipal bond holdings attributable to AMR’s strategic assets at a number of the nation’s airports. The Chapter 11 filing caught the market by surprise, as AMR entered bankruptcy with more than $4 billion in cash. We view the move by management as an offensive, rather than defensive, action.

Aside from maintaining an overweight long position in municipal bonds throughout 2011, we managed the portfolio on a defensive basis all year. The Fund tended to utilize less leverage and maintained an overall shorter duration throughout the year. By managing the portfolio on this basis, we were able to run a “less hedged” book. In addition, by substituting more corporate bond shorts for U.S. Treasuries, we further reduced Fund volatility and our short exposure to the U.S. Treasury market. Nevertheless, because general market interest rates declined so dramatically in 2011, our hedging costs constituted a significant drag on performance.

December 31, 2011	8

Forward Credit Analysis Long/Short Fund

Asset Allocation as a percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2011

Forward Credit Analysis Long/Short Fund

Forward Credit Analysis Long/Short Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	5.83%	8.47%	05/01/08

Institutional Class	6.23%	8.88%	05/01/08

Class A (load adjusted)(b)	-0.45%	-4.58%	09/01/10

Class A (without load)(c)	5.68%	-0.25%	09/01/10

Class C (with CDSC)(d)	4.07%	9.56%	06/03/09

Class C (without CDSC)(e)	5.07%	9.56%	06/03/09

Class M	6.24%	4.68%	02/01/10

(a) Prior to May 1, 2011 the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	10

Fund Commentary and Performance

Forward EM Corporate Debt Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward EM Corporate Debt Fund’s Institutional Class shares declined -2.40%. Its benchmark, a blend of 60% Citigroup World BIG Bond ex-U.S. Index Unhedged USD, 20% BofA Merrill Lynch European Currency High Yield Index Unhedged USD, and 20% JP Morgan GBI-EM Global Diversified Composite Index Unhedged USD, returned 1.23%. The Credit Suisse Emerging Market Corporate Bond Index, the Fund’s primary benchmark beginning May 1, 2011, returned 4.30%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and a Treasury debt downgrade in the U.S. The first half of 2011 was relatively stable, as strong demand for new bond issuance as well as general optimism regarding a recovery in developed markets (especially the U.S.) generated a healthy appetite for emerging market risk assets. The second half of the year, though, was marked by volatility. The U.S. debt ceiling saga, Eurozone volatility and general risk aversion caused emerging market corporate debt to sell off significantly.

In this environment, the Fund delivered negative results. Because the lower end of the credit quality spectrum sold off most significantly in the second half of the year, and given our overweight to this part of the market, performance suffered. The main drivers for underperformance were security selection and quality bias.

Select banks in the U.S. and Eastern Europe performed poorly, particularly during the second half of the year. Major reasons for the demise of these banks can be attributed to detrimental speculation on European Union Financials and non-performing loan books.

As hopes for economic recovery waned in the latter half of 2011, demand for Industrials diminished. A soft landing in China, Europe entering a recession and downward revisions to gross domestic product estimates did not bode well for a sector closely tied to economic growth.

Countering those losses, holdings in the Energy sector contributed to returns. As oil prices around the world remained high, the Fund benefited from its exposure to oil and gas issuers globally.

Select sovereign and quasi-sovereign securities in Argentina performed well and this was largely attributable to the country’s strong economic growth, coupled with the lack of any new sovereign debt issuance since its default in 2001.

The Fund benefited slightly from having purchased protection through credit default swaps on Israel and its forward foreign currency positions in Indonesia, Malaysia and Russia.

During the year, the Fund changed mandates from international fixed income to emerging market corporate fixed income. This shift caused duration to increase, quality to decrease, and yield to increase. As emerging market corporate bonds are more sensitive to spread duration than interest rate duration, the rate rally did not help the Fund’s performance. Our low quality/high spread holdings sold off meaningfully during the mid-year volatility, and the increased yield that accompanied the mandate change could not compensate for the magnitude of the market dislocation.

11	December 31, 2011

Forward EM Corporate Debt Fund

Weightings by Region as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	12

Forward EM Corporate Debt Fund

Forward EM Corporate Debt Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-2.73%	4.36%	10/05/07

Institutional Class	-2.40%	4.70%	10/05/07

Class C (with CDSC)(b)	-4.31%	3.94%	10/05/07

Class C (without CDSC)(c)	-3.31%	3.94%	10/05/07

(a) As of February 14, 2011, the Forward EM Corporate Debt Fund replaced the sub-advisor, Pictet Asset Management SA with SW Asset Management, LLC. Prior to May 1, 2011 the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(c) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13	December 31, 2011

Fund Commentary and Performance

Forward Emerging Markets Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Emerging Markets Fund’s Institutional Class shares declined -22.21%. Its benchmark, the MSCI Emerging Markets Index, declined -18.17%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and a Treasury debt downgrade in the U.S. As investors became increasingly risk averse, the U.S. markets, which represented a perceived “safe haven”, finished the year with generally flat returns, while international markets declined. Emerging markets bore the brunt of the declines, underperforming developed markets despite offering superior growth and balance sheet fundamentals.

The markets of Europe, the Middle East, and Africa (EMEA) recorded the weakest regional performance as the economically sensitive European markets of Hungary, Poland and Turkey declined, and Russia suffered from increased political risk following parliamentary elections in December.

In Asia, India performed poorly as inflation continued to move higher and industrial output slowed. Indonesia, Malaysia and Thailand, however, all outperformed as inflation began to moderate earlier than other countries and secular growth in domestic demand remained a popular theme for investors.

In Latin America, Peru had the most volatile performance, recording steep losses following the presidential election in June before recovering on confidence that the new administration would maintain previously successful economic policies. Commodity- and energy-sensitive Brazil underperformed due to concerns of a hard economic landing in China—Brazil’s largest export market.

The Fund underperformed the benchmark for the year. In general, the markets that were driven by macroeconomic events and strong overall growth momentum provided a more challenging environment for our fundamental- and valuation-based investment approach.

Within the portfolio, Asia was a key source of weakness relative to the benchmark, particularly within China. Holdings in the Chinese cement, property, and Industrial sectors were detrimental to performance for the first half of the year as monetary tightening policies were implemented. Holdings in the Industrial sector in India and the Information Technology sector in Taiwan also hurt relative performance.

In Latin America, our underweight allocation to Consumer Staples stocks in Brazil and Mexico detracted from relative performance.

On the positive side, stock selection in Korea generated outperformance versus the benchmark, thanks to holdings in the auto and consumer sectors. In EMEA, the Fund derived positive results from stock selection in South Africa. Those gains were offset by losses in Russia, though, where our stock choices in the Consumer segment underperformed the large Energy stocks in the benchmark.

December 31, 2011	14

Forward Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

15	December 31, 2011

Forward Emerging Markets Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward Emerging Markets Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-22.33%	-0.27%	N/A	15.82%	04/09/03

Institutional Class	-22.21%	0.08%	14.17%	6.32%	10/04/95

Class M	-21.96%	N/A	N/A	-1.57%	02/01/10

(a) The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for prior periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund. Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	16

Fund Commentary and Performance

Forward Focus Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Focus Fund’s Class A shares (without sales load) declined -1.04%. Its benchmark, the Russell 2500 Index, declined -2.51%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and a Treasury debt downgrade in the U.S. As investors became increasingly risk averse, the U.S. markets, which represented a perceived “safe haven”, finished the year with generally flat returns, while international markets declined. Consistent with investors’ flight to relative safety, small- and mid-capitalization shares underperformed their large-cap peers.

In this environment, the Fund delivered slightly negative absolute returns but outpaced its benchmark. Relative outperformance was largely attributable to stock selection, while sector allocation detracted modestly from relative returns.

Within the portfolio, the largest source of outperformance relative to the benchmark was the Information Technology sector. Here, effective stock selection helped the Fund to derive solid absolute returns, while the sector declined meaningfully in the benchmark.

The Fund’s largest overweight allocation was in the Industrials sector, where stock decisions also contributed significantly to relative outperformance, generating positive results in the Fund despite registering a decline in the benchmark. Within the sector, the Fund continued to benefit from a stake in industrial supply company W.W. Grainger. Following a strong long-term advance, we ultimately sold the position in December when its share price acceleration reached a point that caused valuation concerns.

Also in the Industrials sector, the Fund was rewarded for a position in The Advisory Board Company, which provides best practices consulting services to health care providers and industry members. Subscription renewal rates and new program introductions both exceeded expectations during the year.

Although the Fund had an underweight allocation to the Consumer Discretionary sector, stock decisions yielded positive performance, versus the benchmark’s negative results for the sector.

Trimming those gains, the Fund did not hold any Utilities, an allocation decision that placed a drag on performance as the sector contributed meaningfully to benchmark returns for the year. Because the Fund is comprised of holdings that, in our opinion, exhibit a sustainable competitive advantage, the portfolio is typically void of Utilities holdings, which lack a sustainable competitive advantage.

Stock decisions in the Health Care sector hurt relative performance, although an overweight allocation to the segment partially offset those relative losses. The Consumer Staples sector was also a source of underperformance, as two holdings that declined in the portfolio were not represented in the benchmark.

17	December 31, 2011

Forward Focus Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	18

Forward Focus Fund

Forward Focus Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-0.95%	N/A	11.41%	10/21/08

Institutional Class	-0.54%	N/A	3.48%	05/01/08

Class A (load adjusted)(b)	-6.72%	1.44%	4.37%	04/01/05

Class A (without load)(c)	-1.04%	2.64%	5.29%	04/01/05

(a) Prior to October 20, 2010 the Forward Focus Fund was known as the Forward Legato Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19	December 31, 2011

Fund Commentary and Performance

Forward Global Credit Long/Short Fund

As of December 31, 2011

From its inception on September 30, 2011 through December 31, 2011, the Forward Global Credit Long/Short Fund’s Institutional Class shares declined -0.02%. Its benchmarks, the BofA Merrill Lynch Global High Yield Index and the HFRX Relative Value Arbitrage Index, returned 5.33% and 0.10%, respectively.

Markets experienced high levels of volatility in the reporting period. Rebounding from lows reached in previous months, markets rallied in October, but then sold off amid renewed concerns about sovereign debt in Europe, a tepid global economy, and the U.S. Treasury downgrade.

The Fund launched in early October and performed strongly over the initial 30-day period, as it was well positioned to take advantage of the market rally. By November, though, European sovereign debt worries and funding challenges in Eurozone peripheral countries had resurfaced, hurting bond performance. Although the Fund’s short position in credit default swaps on Western European sovereign debt benefited performance, market volatility created by poor sovereign debt auctions from Italy and others caused the Fund’s long positions to underperform. Global risk assets drifted lower due to light volumes and accounts tightening up their exposures into year end.

Within the Fund, stock selection in the Financials sector was a key driver of weak results relative to the benchmark. Select banks in the U.S. and Eastern Europe, in particular, performed poorly. Major reasons for the demise of these banks can be attributed to detrimental speculation on European Union Financials and non-performing loan books. Quality bias also detracted from relative returns.

Countering those losses, holdings in the Energy sector contributed to returns. As oil prices around the world remained high, the Fund benefited from its exposure to oil and gas issuers globally.

The Fund’s exposure to basic Material companies in Southeast Asia also contributed positively to performance. Strong demand from India and China was a driver of revenue growth for several of the Fund’s main holdings.

December 31, 2011	20

Forward Global Credit Long/Short Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

21	December 31, 2011

Forward Global Credit Long/Short Fund

Forward Global Credit Long/Short Fund

	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class(a)	-0.12%	09/30/11

Institutional Class(a)	-0.02%	09/30/11

Class C (with CDSC)(a)(b)	-1.23%	09/30/11

Class C (without CDSC)(a)(c)	-0.27%	09/30/11

Class M(a)	-0.02%	09/30/11

(a) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	22

Fund Commentary and Performance

Forward Growth Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Growth Fund’s Class A shares (without sales load) declined -1.47%, outperforming its benchmark, the Russell 2000 Growth Index, which declined -2.91%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and a Treasury debt downgrade in the U.S. While the first half of the year was characterized by positive returns, fears of a “double-dip” recession in the U.S. and a global banking crisis resurfaced during the third quarter, leading to sharp market corrections in the second half of the year.

Despite both a strong beginning and a strong close, small capitalization stocks trailed the returns of their larger capitalization counterparts. The volatility that was pervasive through most of 2011 tempered sentiment for names on the smaller end of the capitalization spectrum, despite the fact that earnings growth within this group continued to outpace that of their larger capitalization peers. Moreover, the volatility drove correlations among equities close to their prior peak levels as stock specific fundamentals took a back seat to broader macroeconomic concerns. The lack of differentiation in performance at the stock level has created a headwind to active managers all year.

Although the Fund declined in absolute terms, its performance outpaced that of its benchmark. Within the portfolio, the Consumer Discretionary sector was the largest positive contributor to the portfolio’s outperformance. Stock selection within the specialty retail industry was the primary driver, with notable contributors including Ulta Salon Cosmetics, Body Central Corp. and Hibbett Sports Inc.

The Materials sector was also a source of positive contribution, due to both the portfolio’s relative underweight allocation and stock selection. Performance within the specialty chemical, gold and metals, and minerals industries was a key source of positive variance.

Results within the Energy, Financial Services and Producer Durable sectors were additive to return during the period. Notable contributors within these sectors were Kodiak Oil & Gas Corp., Texas Capital Bancshares Inc, FARO Technologies and Triumph Group.

Trimming those relative returns, the Technology sector was the largest detractor to relative results, due primarily to stock selection. Disappointing performance in the communications technology industry, as a result of the weak relative performance of InterDigital, Acme Packet and ShoreTel Inc., was the primary driver of underperformance.

Performance within the Consumer Staples sector was also disappointing on a full year basis, due largely to the fourth quarter underperformance of Diamond Foods.

23	December 31, 2011

Forward Growth Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

(a) Less than 0.005%

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	24

Forward Growth Fund

Forward Growth Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class(b)	N/A	N/A	N/A	-15.18%	05/02/11

Institutional Class	-1.17%	N/A	N/A	13.61%	10/21/08

Class A (load adjusted)(c)	-7.15%	0.29%	3.47%	9.43%	10/01/92

Class A (without load)(d)	-1.47%	1.48%	4.08%	9.77%	10/01/92

Class C (with CDSC)(e)	-3.13%	0.83%	3.46%	1.61%	07/01/00

Class C (without CDSC)(f)	-2.15%	0.83%	3.46%	1.61%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S. Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(f) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(g) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25	December 31, 2011

Fund Commentary and Performance

Forward International Dividend Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward International Dividend Fund’s Investor Class shares declined -12.45% but outperformed its benchmark, the MSCI All Country World Index ex-USA, which declined -13.33%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and a Treasury debt downgrade in the U.S. While the first half of the year was characterized by positive returns, fears of a “double-dip” recession in the U.S. and a global banking crisis resurfaced during the third quarter, leading to sharp market corrections in the second half of the year. Adding to investor worries, a revolt in Tunisia led to uprisings throughout the Middle East and North Africa, ultimately resulting in regime change in Egypt and Libya. International markets bore the brunt of the market declines, while the U.S. markets, which represented a perceived “safe haven”, finished the year with relatively flat returns.

Although the Fund’s absolute return was negative, it surpassed those of the benchmark. Our focus on “triple play” dividend payers, those companies paying an attractive dividend, growing the dividend, and exhibiting scope for price appreciation, worked well on a relative basis.

Our dividend-driven approach led to relatively solid performance among traditionally defensive Health Care stocks. The Fund’s Utilities holdings outperformed as investors favored higher dividend yielding stocks from companies offering greater stability in earnings and cash flow. The decline in high-quality bond yields also contributed to the attractiveness of utility stocks.

European stocks, particularly those of financial companies, suffered most directly from the effects of the sovereign debt crisis. As Western European financial companies deleveraged their balance sheets to meet new capital requirements, loan growth suffered. Within the portfolio, holdings in financial companies placed a significant drag on performance.

The effects of the European debt crisis could also be seen in emerging markets countries, which experienced stubbornly high inflation, resulting in restrictive central bank policies. One notable exception was Indonesia, which was perceived to be affected less by troubles in Western Europe. Portfolio holdings, which were selected based on an attractive dividend yield, as well as the potential for dividend growth and price appreciation, outperformed the benchmark.

Our holdings in other emerging markets, including China, Brazil, and South Korea, detracted from results, as investors feared problems in Western Europe would be transmitted to these markets through international trade.

Although concerns about European debt and the global economy have resulted in extreme market volatility and depressed stock prices, corporate profits continue to rise globally. We believe fear of a sustained, severe equity market price decline is misplaced. Expansion of money supply in Europe, more accommodative money policy in China, and improving economic data in the U.S. all lead us to believe that the bull/bear stalemate will be resolved to the upside. We intend to be appropriately positioned to deliver this return to our shareholders.

December 31, 2011	26

Forward International Dividend Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

27	December 31, 2011

Forward International Dividend Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Dividend Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011

Investor Class	-12.45%	-5.73%	4.55%	3.25%	10/01/98

Institutional Class	-12.01%	N/A	N/A	-7.74%	05/01/07

Class M(b)	N/A	N/A	N/A	-16.68%	05/02/11

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund. As of December 1, 2008, the Fund is directly managed by Forward Management, LLC., the Advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect Forward Management’s performance or strategy. Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. Pictet Asset Management Limited has been the Fund’s sub-advisor since September 1, 2005. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor. Accordingly, performance figures for periods before September 1, 2005 do not reflect the current strategy or the current sub-advisor’s performance.

(b) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	28

Fund Commentary and Performance

Forward International Small Companies Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward International Small Companies Fund’s Institutional Class shares declined -19.18%. Its benchmark, the MSCI EAFE Small Cap Index, declined -15.66%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and a Treasury debt downgrade in the U.S. As investors became increasingly risk averse, the U.S. markets, which represented a perceived “safe haven”, finished the year with generally flat returns, while international markets declined. Among international companies, smaller capitalization shares generally declined more than larger-capitalization stocks as investors shunned securities with higher relative levels of perceived risk.

The Fund underperformed the benchmark for the year, largely as a result of stock selection. The Fund started the year well in relative terms, but suffered particularly in the latter half of the period as the conditions for smaller companies became very severe. In geographical terms the Fund performed relatively well in Continental Europe, particularly among Fund holdings in Germany, France, Denmark and Italy. These gains were somewhat offset by holdings in Switzerland, however, as many are exporters, and were therefore hindered by the strength of the Swiss franc.

In Japan, currency had a similar detrimental effect, with the strong yen placing pressure on many of the Fund’s electronics and capital good stocks. Most of the disappointing returns came from the Asia ex-Japan region, where holdings in Australia and Hong Kong/China were notably weak. This underperformance was largely due to stock-specific reasons, although fears about Chinese corporate governance also hurt share prices in the latter half of the year, particularly for smaller companies in the region.

At the sector level, the Fund’s weightings relative to the benchmark had a modest impact, with a minor benefit enjoyed by being underweight in the underperforming Materials sector, although stock decisions in the sector offset those gains. An overweight allocation to the resilient Consumer Staples sector also benefited relative results. Although our stock selection was good in the Industrials sector, this was outweighed by our holdings in the Consumer Discretionary space.

Over the year, activity at the stock level saw us make two broad changes. In terms of sectors, we reduced our allocation to Materials from a large overweight to the reverse, which reflected our cautious stance on the momentum of economic growth. This was apparent in the consequent change in our positioning in terms of our four growth style categories, where we reduced exposure to cyclical stocks, and made a corresponding increase in allocation to established stocks.

29	December 31, 2011

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

December 31, 2011	30

Forward International Small Companies Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Small Companies Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-19.49%	-7.04%	N/A	7.60%	03/05/02

Institutional Class	-19.18%	-6.70%	7.67%	7.15%	02/07/96

Class A (load adjusted)(b)	-24.21%	-8.18%	N/A	0.69%	05/02/05

Class A (without load)(c)	-19.58%	-7.08%	N/A	1.59%	05/02/05

Class M	-19.18%	N/A	N/A	-0.60%	02/01/10

(a) The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

31	December 31, 2011

Fund Commentary and Performance

Forward Large Cap Dividend Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Large Cap Dividend Fund’s Class A shares (without sales load) returned 4.09% and outperformed its benchmark, the S&P 500 Index, which returned 2.11%.

On January 17, 2011, the Fund’s investment strategy changed from a combination of roughly a 50% large cap growth approach and 50% large cap dividend approach, to a strategy using a dividend-driven approach only. We believe this change resulted in better performance for shareholders in 2011.

In a year that included ongoing sovereign debt concerns in Europe, political uprisings in the Middle East, and a historic Treasury debt downgrade in the U.S., markets were whipsawed, but ultimately finished the year roughly where they began. While the first half of the year was characterized by positive returns, fears of a “double-dip” recession in the U.S. and a global banking crisis resurfaced, leading to sharp market corrections in the second half of the year.

Within the Fund, a large allocation and strong stock selection made Information Technology the top-performing sector for 2011. Solid performances by KLA-Tencor, IBM, and Intel contributed to the leading performance.

Good selections in the Consumer Discretionary sector also added to Fund returns. Fast food provider McDonald’s continued to post solid earnings and dividend growth, and demonstrated success in less penetrated markets, including China.

Our Energy stocks contributed to the Fund’s 2011 results. Crude oil prices gained for most of the year, and investors seeking more stability in the increasingly volatile equity markets especially favored our larger-cap dividend stocks.

Financials generated the biggest drag on absolute portfolio performance, but represented the largest source of outperformance relative to the benchmark, where Financials stocks declined sharply. Government regulations subdued investor sentiment towards the sector. Many banks and insurance companies are restricted in issuing dividends, and capital requirements will likely lower future profitability.

We hold MetLife and JP Morgan in the Fund, and both suffered as government regulations limited the companies’ abilities to return excess cash to shareholders in the form of cash dividends. We look for this issue to eventually be resolved in favor of shareholders.

Elevated levels of volatility wear on the investor psyche in these turbulent times. Despite market gyrations, corporate profits continue to rise globally. We believe fear of a sustained, severe equity market price decline is misplaced. Expansion of money supply in Europe, more accommodative money policy in China, and improving economic data in the U.S. all lead us to believe that the bull/bear stalemate will be resolved to the upside. We intend to be appropriately positioned to help deliver this return to our shareholders.

December 31, 2011	32

Forward Large Cap Dividend Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

33	December 31, 2011

Forward Large Cap Dividend Fund

Forward Large Cap Dividend Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class(b)	N/A	N/A	-4.98%	05/02/11

Institutional Class	4.64%	N/A	1.34%	01/31/07

Class A (load adjusted)(c)	-1.89%	-0.05%	0.75%	10/31/06

Class A (without load)(d)	4.09%	1.13%	1.91%	10/31/06

(a) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(b) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	34

Fund Commentary and Performance

Forward Select EM Dividend Fund

As of December 31, 2011

The Forward Select EM Dividend Fund’s inception date was May 2, 2011. From inception through December 31, 2011, the Fund’s Investor Class shares declined -19.87%, but outperformed the benchmark, MSCI Emerging Markets Index’s -21.15% decline.

Extreme levels of volatility dominated markets during the reporting period, as events around the world created a seesaw effect and dampened investors’ appetite for risk. An earthquake and tsunami in Japan, sovereign debt concerns in Europe, and a Treasury debt downgrade in the U.S. all were cause for investor concern. Adding to these worries, a revolt in Tunisia led to uprisings throughout the Middle East and North Africa, ultimately resulting in regime change in Egypt and Libya. U.S. markets, which represented a perceived “safe haven”, finished the year with relatively flat returns, while international markets, particularly emerging markets, bore the brunt of the declines.

Although the Fund’s absolute returns were negative, they surpassed those of the benchmark. Our focus on “triple play” dividend payers, those companies paying an attractive dividend, growing the dividend, and exhibiting scope for price appreciation, worked well on a relative basis.

Sector performance was largely determined by investors’ fears about the global economic environment. Within the Fund, Consumer Staples and Health Care holdings, which traditionally hold up well in weak economic times, delivered solid performance as investors feared a downturn in the global economy. Investors also favored the steadier cash flows of Telecommunication Services companies in the uncertain economic climate.

Countering those gains, Information Technology holdings dragged on portfolio performance. Economic uncertainty and reduced government spending for solar technology hurt investment results in this category.

Although from an attribution standpoint our Financials outperformed the market, Financials still generated the biggest drag to absolute portfolio performance. Many emerging markets experienced stubbornly high inflation, resulting in restrictive central bank policies.

From a country standpoint, the Fund’s Indonesian stocks contributed positively to portfolio returns, as it is one of the countries viewed to be less impacted by troubles in Western Europe. Hong Kong-based names helped the Fund for the period, mostly due to our selection of more defensive names in the water utility, food company, and Telecommunications Services industries.

Taiwan detracted from returns due to the weakening electronic global demand, production bottlenecks related to the Thailand floods, and reduced government subsidies for solar power. Turkey’s dependence on Western Europe for both product demand and bank financing generally hurt our Turkish positions.

Elevated levels of volatility wear on the investor psyche in these turbulent times. Despite market gyrations, corporate profits continue to rise globally. We believe fear of a sustained, severe equity market price decline is misplaced. Expansion of money supply in Europe, more accommodative money policy in China, and improving economic data in the U.S. all lead us to believe that the bull/bear stalemate will be resolved to the upside. We intend to be appropriately positioned to help deliver this return to our shareholders.

35	December 31, 2011

Forward Select EM Dividend Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

December 31, 2011	36

Forward Select EM Dividend Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward Select EM Dividend Fund

	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class(a)	-19.87%	05/02/11

Institutional Class(a)	-17.60%	05/03/11

Class C (with CDSC)(a)(b)	-20.98%	05/02/11

Class C (without CDSC)(a)(c)	-20.20%	05/02/11

Class M(a)	-19.66%	05/02/11

(a) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

37	December 31, 2011

Fund Commentary and Performance

Forward Small Cap Equity Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Small Cap Equity Fund’s Investor Class shares declined -13.82%. Its benchmark, the Russell 2000 Index, declined -4.18%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and a Treasury debt downgrade in the U.S. As investors became increasingly risk averse, small-capitalization shares underperformed their large-cap peers. The fundamental outlook for many companies was relatively unchanged throughout the turmoil. Nonetheless, the outlook of the overwhelming majority of corporate management was muted by the headlines of the global sovereign debt crisis.

In this environment, the Fund lagged its benchmark. Companies with more economically sensitive business models, a higher degree of indebtedness, or a greater exposure to international sales, were adversely impacted by the 2011 market environment. Conversely, the factors that contributed positively to Fund performance were defensive names that have less debt and a greater proportion of U.S. dollar-based revenues. In addition, lower beta stocks performed better, as well as stocks with relatively larger market capitalizations.

The Materials sector underperformed due to concerns about global gross domestic product growth, influenced by weakness in Europe and China. These concerns weighed on the prices of gold, silver, copper, platinum and palladium. In addition, many hedge fund managers, facing draw-downs, sold precious metal positions to meet redemptions throughout the second half of the year. The combination of these concerns weighed on the performance of many of our mining holdings.

In spite of relatively robust earnings announcements and steadily improving fundamentals, the Industrial sector underperformed, based on global GDP growth concerns.

An example of this is the Fund’s Industrial holding Commercial Vehicle Group, which sells component parts to heavy truck and construction equipment manufacturers. The stock swooned mid-year as disappointing earnings and concerns of slowing global GDP growth weighed on the stock.

On the positive side, Health Care holdings outperformed due to a combination of factors. As the year progressed, the market expressed a desire to have more exposure to defensive U.S. dollar-based revenue models. Many small-cap Health Care companies have a majority of their sales based in the United States. A number of Health Care companies also reported strong fundamentals on the earnings and product development fronts.

The Fund was rewarded for a stake in Questcor, a pharmaceutical manufacturer. As the company ramped up its sales force it exceeded earnings and revenue estimates by a significant margin and enjoyed strong price appreciation.

December 31, 2011	38

Forward Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

39	December 31, 2011

Forward Small Cap Equity Fund

Forward Small Cap Equity Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-13.82%	-4.68%	2.57%	5.10%	10/01/98

Institutional Class	-13.24%	-4.29%	N/A	3.61%	06/06/02

Class A (load adjusted)(b)	-18.81%	-5.80%	N/A	-0.64%	05/02/05

Class A (without load)(c)	-13.86%	-4.67%	N/A	0.26%	05/02/05

Class M	-13.59%	N/A	N/A	2.57%	02/01/10

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	40

Fund Commentary and Performance

Forward Tactical Enhanced Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Tactical Enhanced Fund’s Institutional Class declined -3.29%, underperforming its benchmark, the S&P 500 Index, which returned 2.11%.

For most investors, 2011 was frustrating on a number of levels. The domestic equity markets can best be described as choppy and directionless. Whipsawed by external events and investor fears, equity markets had a volatile year, with an exceptional number of extreme up and down days. After all the ups and downs, the S&P 500 Index ended the year almost exactly where it started.

In this type of market environment, hedged and alternative strategies are most likely to lag, yet these strategies are all the more important for their non-correlation and volatility-dampening potential. Moreover, because the Fund is, in part, a trend-following, momentum-based strategy, the Fund’s performance was hampered by the market’s lack of any clear direction. Only exchange traded derivatives (futures and options) were used in executing our investment strategy in 2011. The performance of the Fund, therefore, is entirely a result of our use of exchange traded derivatives.

At the same time, the portfolio’s volatility was roughly one half that of the overall market. The Fund also continued to have a relatively low correlation to the S&P 500 Index at 47%.

Volatile range bound markets are the most challenging for our strategy. In this environment, the Fund performed largely as it was designed to. Over the year, the S&P 500 Index experienced four declines of 6% or greater, and the Fund significantly reduced investor losses in each case. Overall, the Fund’s downside capture ratio for the year was 37%, with a maximum decline of -11.66% vs. -18.6% for the S&P 500 Index. Over an entire market cycle, the Fund managed to attempt to minimize downside losses, allowing it to capture just a fraction of the upside gain to stay even with overall market performance.

The Fund proved itself most dramatically during the S&P 500 Index’s steepest decline of the year, a 20-day period in July and August when the Index dropped -14.8% and the Fund declined -2.1%. We accomplished this by raising considerable cash positions over that tumultuous period.

Our models again turned negative in early November, signaling the prospect of a harsh market decline, and we increased our cash position to as high as 100%. We stuck with our disciplines, but, in this instance, our defensive stance hurt us when the market abruptly rebounded, following the Federal Reserve’s announcement of its liquidity program for European central banks—an external and unforeseen event beyond the purview of our sentiment indicators and other analytical factors.

41	December 31, 2011

Forward Tactical Enhanced Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	42

Forward Tactical Enhanced Fund

Forward Tactical Enhanced Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-3.65%	-3.65%	12/31/10

Institutional Class	-3.29%	-3.29%	12/31/10

Class A (load adjusted)(a)	-9.44%	-9.44%	12/31/10

Class A (without load)(b)	-3.90%	-3.90%	12/31/10

Class C (with CDSC)(c)	-5.25%	-5.25%	12/31/10

Class C (without CDSC)(d)	-4.29%	-4.29%	12/31/10

Class M(e)	N/A	-5.41%	04/15/11

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

(e) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

43	December 31, 2011

Fund Commentary and Performance

Forward Tactical Growth Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Tactical Growth Fund’s Institutional Class declined -5.04%, underperforming its benchmark, the S&P 500 Index, which returned 2.11%.

For most investors, 2011 was frustrating on a number of levels. The domestic equity markets can best be described as choppy and directionless. Whipsawed by external events and investor fears, equity markets had a volatile year, with an exceptional number of extreme up and down days. After all the ups and downs, the S&P 500 Index ended the year almost exactly where it started.

In this type of market environment, hedged and alternative strategies are most likely to lag, yet these strategies are all the more important for their non-correlation and volatility-dampening potential. Moreover, because the Fund is, in part, a trend-following, momentum-based strategy, the Fund’s performance was hampered by the market’s lack of any clear direction. Only exchange traded derivatives (futures) and exchange traded funds (ETFs) were used in executing our investment strategy in 2011. The performance of the Fund, therefore, is entirely a result of our use of exchange traded derivatives and ETFs.

At the same time, the portfolio’s volatility was roughly one-third that of the overall market. The Fund also continued to have a relatively low correlation to the S&P 500 Index at 59%.

In a market driven by emotions, rather than fundamentals, we stuck to our analytical disciplines and met the strategy’s primary objective of reducing downside losses. Over the year, the S&P 500 Index experienced four declines of 6% or greater, and the Fund significantly reduced investor losses in each case. Overall, the Fund’s downside capture ratio for the year was 33%, with a maximum decline of -10.4% vs. -18.6% for the S&P 500 Index. Over an entire market cycle, the Fund is managed to attempt to minimize downside losses, allowing it to capture just a fraction of the upside gain to stay even with overall market performance.

The Fund proved itself most dramatically during the S&P 500 Index’s steepest decline of the year, a 20-day period in July and August when the Index dropped -14.8% and the Fund declined just -3.2%. We accomplished this by raising cash positions to a range between 50% and 90% over that tumultuous period.

Our models again turned negative in early November, signaling the prospect of a harsh market decline, and we increased our cash position to as high as 90%. We stuck with our disciplines, but, in this instance, our defensive stance hurt us when the market abruptly rebounded, following the Federal Reserve’s announcement of its liquidity program for European central banks. This was, it should be noted, an external and unforeseen event beyond the purview of our sentiment indicators and other analytical factors. Because our intermediate momentum models continued to signal elevated levels of market risk, the Fund maintained its underexposure to the market, with a 70% cash holding and 30% in long positions, through year end.

December 31, 2011	44

Forward Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

45	December 31, 2011

Forward Tactical Growth Fund

Forward Tactical Growth Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-5.36%	-0.26%	09/14/09

Institutional Class	-5.04%	0.07%	09/14/09

Class A (load adjusted)(a)	-10.93%	-6.21%	03/12/10

Class A (without load)(b)	-5.49%	-3.08%	03/12/10

Class C (with CDSC)(c)	-6.84%	-0.84%	09/14/09

Class C (without CDSC)(d)	-5.90%	-0.84%	09/14/09

Class M	-5.00%	-1.08%	02/01/10

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	46

Fund Commentary and Performance

Forward Commodity Long/Short Strategy Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Commodity Long/Short Strategy Fund’s Institutional Class shares returned 9.97%. Its benchmark, the Credit Suisse Momentum and Volatility Enhanced Return Strategy (CS MOVERS) Index, returned 9.45%. By contrast, the Dow Jones UBS Commodity Index declined -13.32% in 2011.

Markets gained ground for the first four months of 2011. Three key events, though, impeded growth and led to investor concern about the health of the global economy. In March, an earthquake and tsunami struck Japan. The catastrophe generated powerful economic shockwaves, and highlighted Japan’s importance to the global economy, particularly the electronics and automotive industries. Adding to investor worries, the Arab Spring revolution spread. A Tunisian revolt led to uprisings throughout the Middle East and North Africa, ultimately leading to regime change in Egypt and Libya. Finally, in Europe, the sovereign debt crisis resurfaced. These developments induced an equities seesaw through the remainder of 2011, extending investor sentiment of “volatility fatigue” for equities in general.

Commodities followed roughly the same path as equities in 2011. The year began with a surge in commodity prices, followed by a steady decline due to reductions in economic growth. Oil-based commodities saw a pickup in the first months of 2011 due to the Arab Spring and the worry about potential supply disruptions from the Middle East. Additionally, silver experienced a frenzy of buying and rose nearly 100% from February through April before a dramatic decline. Likewise, gold reached an all time high in the summer as investors flocked to perceived “safe assets” during the solvency crisis in Europe. Industrial metals, though, declined as economic activity weakened during the year.

The Fund seeks exposure to the commodity markets and returns of the CS MOVERS Index by using a systematic strategy that employs both long and short positions to attempt to profit from rising and falling commodity prices. Portfolio positioning is driven by a quantitative strategy that determines whether it is long or short individual commodities on the basis of market performance and measures of volatility (i.e., momentum signals). During the year, this approach delivered solid positive results, despite the decline experienced by the commodities market, as represented by the Dow Jones UBS Commodity Index.

The Fund employs a tactical approach to gaining exposure to the commodity markets, aiming to produce positive absolute return during all market cycles. The Fund attains commodity exposure through the use of total return swaps and these provided the vast majority of the Fund’s performance for the year. Additionally, the Fund typically maintains a cash position of 30% of net assets, with the remainder invested in short duration, investment-grade bonds, and these holdings provide incremental low-risk return.

47	December 31, 2011

Forward Commodity Long/Short Strategy Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2011

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	48

Forward Commodity Long/Short Strategy Fund

Forward Commodity Long/Short Strategy Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	9.66%	9.66%	12/31/10

Institutional Class	9.97%	9.97%	12/31/10

Class C (with CDSC)(a)(b)	N/A	-5.27%	05/04/11

Class C (without CDSC)(a)(c)	N/A	-4.32%	05/04/11

Class M(a)	N/A	2.91%	12/07/11

Class Z	9.89%	9.89%	12/31/10

(a) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2011. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2011 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

49	December 31, 2011

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Forward Banking and Finance Fund

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Commodity Long/Short Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Credit Analysis Long/Short Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

December 31, 2011	50

Investment Glossary

Forward Global Credit Long/Short Fund

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward EM Corporate Debt Fund

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Emerging Markets Fund

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Forward Focus Fund

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

51	December 31, 2011

Investment Glossary

Forward Growth Fund

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward International Dividend Fund

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Forward International Small Companies Fund

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Large Cap Dividend Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Forward Select EM Dividend Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Small Cap Equity Fund

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Tactical Enhanced Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

December 31, 2011	52

Investment Glossary

Investing in Exchange Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Higher portfolio turnover rates will involve greater transaction costs, and may increase the potential for taxable distributions being paid to shareholders.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Tactical Growth Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Fund Benchmark Definitions

Barclays Capital U.S. Municipal Bond Index: The Barclays Capital U.S. Municipal Bond Index covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Barclays Capital U.S. Corporate High-Yield Bond Index: The Barclays Capital U.S. Corporate High-Yield Bond Index (Secondary Index) covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch European Currency High Yield Index Unhedged USD: The BofA Merrill Lynch European Currency High Yield Index is designed to track the performance of euro- and British pound sterling-denominated below investment grade corporate debt publicly issued in the euro bond, sterling domestic or euro domestic markets by issuers around the world. The index is unhedged USD.

BofA Merrill Lynch Global High Yield Index: The BofA Merrill Lynch Global High Yield Index tracks the performance of below investment grade corporate debt publicly issued in the major domestic or euro bond markets.

Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index Unhedged USD: The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index is a market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index excludes the U.S. and is unhedged USD.

53	December 31, 2011

Investment Glossary

Credit Suisse Emerging Market Corporate Bond Index: The Credit Suisse Emerging Market Corporate Bond Index consists of U.S. dollar-denominated fixed income issues from Latin America, Eastern Europe and Asia.

Credit Suisse Momentum and Volatility Enhanced Return Strategy (MOVERS) Index: The Credit Suisse Momentum and Volatility Enhanced Return Strategy (MOVERS) Index seeks positive absolute returns at bullish and at bearish points in the commodity cycle for each of the S&P GSCI single commodity sub-indexes. Currently, 24 single commodity sub-indexes meet the eligibility requirements for the S&P GSCI.

Dow Jones UBS Commodity Index: The Dow Jones UBS Commodity Index is composed of futures contracts on physical commodities. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity.

Forward EM Corporate Debt Fund Blended Index (60% Citigroup World BIG ex-U.S. Index Unhedged USD/20% BofA Merrill Lynch European Currency High Yield Index Unhedged USD/20% JP Morgan GBI-EM Global Diversified Composite Index Unhedged USD): The International Fixed Income Blended Index is a hypothetical index created by Forward Management, which consists of 60% Citigroup World BIG Bond ex-U.S. Index Unhedged USD; 20% BofA Merrill Lynch European Currency High Yield Index Unhedged USD; and 20% JP Morgan GBI-EM Global Diversified Composite Index Unhedged USD. The BofA Merrill Lynch European Currency High Yield Index tracks the performance of below investment grade sterling, euro and euro legacy currency denominated bonds of corporate issuers domiciled in countries having an investment grade foreign currency long-term debt rating based on a composite of Moody’s and S&P. This index is unhedged USD. The JPMorgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified Composite Index Unhedged USD is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital market to foreign investors (excludes China, India, and Thailand). The index is market capitalization weighted, with a cap of 10% to any one country. This index is unhedged USD.

HFRX Relative Value Arbitrage Index: The HFRX Relative Value Arbitrage Index is an unmanaged index comprised of investment managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types.

JPMorgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified Composite Unhedged USD: The JPMorgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified Composite Index is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital markets to foreign investors (excludes China, India, and Thailand). The index is market capitalization weighted with at cap of 10% to any one country. This index is unhedged USD.

MSCI All Country World Index ex-USA: The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI EAFE Small Cap Index: The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Russell 2000 Index: The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

Russell 2500 Index: The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Growth Index: The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

December 31, 2011	54

Investment Glossary

S&P 500 Index: The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

SNL Small Cap Bank and Thrift Index: The SNL Small Cap Bank and Thrift Index, compiled by SNL Financial, is calculated using the market-weighted closing prices of the member securities.

One cannot invest directly in an index.

Glossary of Terms

Absolute Return is the return that an asset achieves over a certain period of time.

Beta is a statistical measure of the relative volatility of a stock, fund, or other security in comparison with the market as a whole.

Book Value is the value at which an asset is carried on a balance sheet.

Correlation is a statistical measure of how two securities move in relation to each other.

Credit Default Swap is a swap designed to transfer the credit exposure of fixed income products between parties.

Credit Quality informs investors of a bond or bond portfolio’s credit worthiness, or risk of default.

Debt Ceiling is the maximum amount of monies the United States can borrow.

Deleverage is when a company’s attempt to decrease its financial leverage. The best way for a company to delever is to immediately pay off any existing debt on its balance sheet, and if unable to do this a company will be in significant risk of defaulting.

Derivative is a security whose price is dependent upon or derived from one or more underlying assets.

Double-Dip Recession refers to a recession followed by a short-lived recovery, followed by another recession. It occurs when gross domestic product (GDP) growth slides back to negative after a quarter or two of positive growth.

Downside Capture Ratio is a statistical measure of an investment manager’s overall performance in down-markets.

European Central Bank is the central bank responsible for the monetary system of the European Union (EU) as well as monetary policy and the euro currency.

Eurozone is the geographic and economic region that consists of all the European Union countries that have fully incorporated the euro as their national currency.

Exchange-Traded Derivatives are listed for trading on public exchanges and consist mostly of options and futures contracts.

Federal Reserve is the central bank of the United States; responsible for regulating the U.S. monetary and financial system.

Futures are financial contracts that obligate the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price.

Investment Grade refers to the quality of credit, and indicates that a company or bond has a relatively low risk of default.

Liquidity is the degree to which an asset or security can be bought or sold in the market without affecting the asset’s price.

Market Cycle signifies trends or patterns that may exist in a given market environment, allowing some securities or asset classes to outperform others.

Momentum-Based Strategy is an investment strategy that aims to capitalize on the continuance of existing trends in the market.

Risk Averse is a description of an investor who, when faced with two investments with a similar expected return (but different risks), will prefer the one with the lower risk.

55	December 31, 2011

Investment Glossary

Safe Assets are assets which, in and of themselves, do not carry a high likelihood of lawsuit risk. Mere ownership of this type of asset does not expose the asset owner to a significant risk of litigation. Assets such as stocks, mutual funds, bonds, bank accounts and personal residences are examples of safe assets.

Sovereign Debt is the total amount owed to the holders of the sovereign bonds or bonds issued by a national government.

Trend Following is a strategy that attempts to capture gains through the analysis of an asset’s momentum in a particular direction.

Total Return Swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

U.S. Treasuries is marketable U.S. government debt security with a fixed interest rate and a maturity between one and 10 years. Treasury notes can be bought either directly from the U.S. government or through a bank.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index.

December 31, 2011	56

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD BANKING AND FINANCE FUND
Investor Class
Actual	$1,000.00	$957.70	1.47%	$7.25

Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48
Class A
Actual	$1,000.00	$955.30	1.92%	$9.46

Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75
Class C
Actual	$1,000.00	$952.60	2.47%	$12.16

Hypothetical	$1,000.00	$1,012.75	2.47%	$12.53

57	December 31, 2011

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD CREDIT ANALYSIS LONG/SHORT FUND
Investor Class
Actual	$1,000.00	$1,011.90	1.99%	$10.09

Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11
Institutional Class
Actual	$1,000.00	$1,013.80	1.64%	$8.32

Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34
Class A
Actual	$1,000.00	$1,010.00	2.14%	$10.84

Hypothetical	$1,000.00	$1,014.42	2.14%	$10.87
Class C
Actual	$1,000.00	$1,007.40	2.59%	$13.10

Hypothetical	$1,000.00	$1,012.15	2.59%	$13.14
Class M
Actual	$1,000.00	$1,013.80	1.63%	$8.27

Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29

FORWARD EM CORPORATE DEBT FUND
Investor Class
Actual	$1,000.00	$890.30	1.39%	$6.62

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Institutional Class
Actual	$1,000.00	$891.60	0.99%	$4.72

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class C
Actual	$1,000.00	$887.60	1.94%	$9.23

Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86

FORWARD EMERGING MARKETS FUND
Investor Class
Actual	$1,000.00	$776.30	1.79%	$8.01

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Institutional Class
Actual	$1,000.00	$775.70	1.39%	$6.22

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Class M
Actual	$1,000.00	$778.30	1.39%	$6.23

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

December 31, 2011	58

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD FOCUS FUND
Investor Class
Actual	$1,000.00	$916.20	1.34%	$6.47

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Institutional Class
Actual	$1,000.00	$918.30	0.99%	$4.79

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$916.70	1.49%	$7.20

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

FORWARD GLOBAL CREDIT LONG/SHORT FUND
Investor Class(c)
Actual	$1,000.00	$998.80	2.39%	$5.82

Hypothetical	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class(c)
Actual	$1,000.00	$999.80	1.99%	$4.85

Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11
Class C(c)
Actual	$1,000.00	$997.30	2.99%	$7.28

Hypothetical	$1,000.00	$1,010.13	2.99%	$15.15
Class M(c)
Actual	$1,000.00	$999.80	1.99%	$4.85

Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11

FORWARD GROWTH FUND
Investor Class
Actual	$1,000.00	$876.60	1.34%	$6.34

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Institutional Class
Actual	$1,000.00	$877.80	0.99%	$4.69

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$877.30	1.29%	$6.10

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56

59	December 31, 2011

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD GROWTH FUND (continued)
Class C
Actual	$1,000.00	$873.70	1.94%	$9.16

Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86

FORWARD INTERNATIONAL DIVIDEND FUND
Investor Class
Actual	$1,000.00	$857.00	1.49%	$6.97

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Institutional Class
Actual	$1,000.00	$859.70	1.14%	$5.34

Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
Class M
Actual	$1,000.00	$860.90	1.14%	$5.35

Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

FORWARD INTERNATIONAL SMALL COMPANIES FUND
Investor Class
Actual	$1,000.00	$777.80	1.64%	$7.35

Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34
Institutional Class
Actual	$1,000.00	$779.30	1.29%	$5.79

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Class A
Actual	$1,000.00	$777.50	1.79%	$8.02

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Class M
Actual	$1,000.00	$779.30	1.29%	$5.79

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56

FORWARD LARGE CAP DIVIDEND FUND
Investor Class
Actual	$1,000.00	$974.20	1.34%	$6.67

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Institutional Class
Actual	$1,000.00	$975.70	0.99%	$4.93

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

December 31, 2011	60

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD LARGE CAP DIVIDEND FUND (continued)
Class A
Actual	$1,000.00	$973.10	1.49%	$7.41

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

FORWARD SELECT EM DIVIDEND FUND
Investor Class
Actual	$1,000.00	$841.90	1.79%	$8.31

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Institutional Class
Actual	$1,000.00	$843.60	1.38%	$6.41

Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Class C
Actual	$1,000.00	$839.30	2.39%	$11.08

Hypothetical	$1,000.00	$1,013.16	2.39%	$12.13
Class M
Actual	$1,000.00	$843.60	1.40%	$6.51

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12

FORWARD SMALL CAP EQUITY FUND
Investor Class
Actual	$1,000.00	$828.50	1.29%	$5.95

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Institutional Class
Actual	$1,000.00	$833.10	0.99%	$4.57

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$828.70	1.34%	$6.18

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Class M
Actual	$1,000.00	$829.70	0.99%	$4.57

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

FORWARD TACTICAL ENHANCED FUND
Investor Class
Actual	$1,000.00	$955.80	2.67%	$13.16

Hypothetical	$1,000.00	$1,011.75	2.67%	$13.54

61	December 31, 2011

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD TACTICAL ENHANCED FUND (continued)
Institutional Class
Actual	$1,000.00	$957.90	2.32%	$11.45

Hypothetical	$1,000.00	$1,013.51	2.32%	$11.77
Class A
Actual	$1,000.00	$955.00	2.84%	$13.99

Hypothetical	$1,000.00	$1,010.89	2.84%	$14.39
Class C
Actual	$1,000.00	$952.90	3.26%	$16.05

Hypothetical	$1,000.00	$1,008.77	3.26%	$16.51
Class M
Actual	$1,000.00	$957.90	2.27%	$11.20

Hypothetical	$1,000.00	$1,013.76	2.27%	$11.52

FORWARD TACTICAL GROWTH FUND
Investor Class
Actual	$1,000.00	$941.40	1.76%	$8.61

Hypothetical	$1,000.00	$1,016.33	1.76%	$8.94
Institutional Class
Actual	$1,000.00	$943.20	1.41%	$6.91

Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17
Class A
Actual	$1,000.00	$940.80	1.91%	$9.34

Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70
Class C
Actual	$1,000.00	$938.80	2.36%	$11.53

Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98
Class M
Actual	$1,000.00	$943.20	1.41%	$6.91

Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

December 31, 2011	62

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD COMMODITY LONG/SHORT STRATEGY FUND
Investor Class
Actual	$1,000.00	$1,000.50	1.84%	$9.28

Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35
Institutional Class
Actual	$1,000.00	$1,001.00	1.50%	$7.57

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class C
Actual	$1,000.00	$996.60	2.45%	$12.33

Hypothetical	$1,000.00	$1,012.85	2.45%	$12.43
Class M(d)
Actual	$1,000.00	$1,029.10	1.52%	$0.97

Hypothetical	$1,000.00	$1,017.54	1.52%	$7.73
Class Z
Actual	$1,000.00	$1,000.80	1.26%	$6.35

Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) The Forward Global Credit Long/Short Fund commenced operations on October 3, 2011.

(d) The Forward Commodity Long/Short Strategy Fund began offering Class M shares on December 7, 2011.

63	December 31, 2011

Portfolio of Investments (Note 10)

Forward Banking and Finance Fund

Shares	Value (Note 2)

COMMON STOCKS: 98.45%
Financial Services: 98.05%

Asset Management & Custodian: 1.74%

4,580	Affiliated Managers Group, Inc.(a)	$439,451

7,010	Financial Engines, Inc.(a)	156,533
		595,984

Banks: Diversified: 71.36%

18,920	American Business Bank(a)	435,160

40,330	Bancorp, Inc.(a)	291,586

20,866	Bank of Marin Bancorp	784,353

52,858	Bank of The Ozarks, Inc.	1,566,182

3,500	Bridge Bancorp, Inc.	69,650

12,180	Bryn Mawr Bank Corp.	237,388

72,300	California United Bank(a)	726,615

2,000	Camden National Corp.	65,200

60,020	Cardinal Financial Corp.	644,615

40,000	Carolina Trust Bank(a)	92,400

31,580	Central Valley Community Bancorp(a)	171,479

7,140	Citizens Financial Services, Inc.	246,330

7,720	Citizens Republic Bancorp, Inc.(a)	88,008

9,490	Community Bank System, Inc.	263,822

49,542	Eagle Bancorp, Inc.(a)	720,341

43,200	East West Bancorp, Inc.	853,199

6,130	Encore Bancshares, Inc.(a)	82,878

11,356	Enterprise Financial Services Corp.	168,069

14,050	Evans Bancorp, Inc.	167,476

59,530	Farmers National Banc Corp.	291,697

18,400	Financial Institutions, Inc.	296,976

114,000	First California Financial Group, Inc.(a)	371,640

3,371	First Citizens BancShares, Inc., Class A	589,891

6,140	First Community Bancshares, Inc.	76,627

28,866	First Financial Bancorp	480,330

21,150	First Financial Bankshares, Inc.	707,045

30,190	First of Long Island Corp.	794,600

11,480	Glacier Bancorp, Inc.	138,104

30,000	Guaranty Bancorp(a)	44,100

Shares	Value (Note 2)

11,416	Hancock Holding Co.	$364,970
6,100	Home BancShares, Inc.	158,051

16,003	HopFed Bancorp, Inc.	104,020

45,399	Horizon Bancorp	790,851

13,884	IBERIABANK Corp.	684,481

16,750	Independent Bank Corp.	457,108

28,473	Investors Bancorp, Inc.(a)	383,816

29,063	Lakeland Financial Corp.	751,860

24,033	MidSouth Bancorp, Inc.	312,669

6,320	NBT Bancorp, Inc.	139,862

19,950	Old National Bancorp	232,418

14,500	Oriental Financial Group, Inc.	175,595

25,792	Orrstown Financial Services, Inc.	212,784

38,910	Pacific Premier Bancorp, Inc.(a)	246,689

16,460	Pinnacle Financial Partners, Inc.(a)	265,829

15,550	PrivateBancorp, Inc.	170,739

16,870	Prosperity Bancshares, Inc.	680,705

10,943	Sandy Spring Bancorp, Inc.	192,050

12,740	SCBT Financial Corp.	369,587

26,229	Signature Bank(a)	1,573,477

31,188	Southern National Bancorp of Virginia, Inc.(a)	190,247

8,750	State Bank Financial Corp.(a)	132,213

25,276	Susquehanna Bancshares, Inc.	211,813

11,858	SVB Financial Group(a)	565,508

4,260	SY Bancorp, Inc.	87,458

40,023	Texas Capital Bancshares, Inc.(a)	1,225,103

8,520	Tompkins Financial Corp.	328,105

4,760	UMB Financial Corp.	177,310

36,593	ViewPoint Financial Group	476,075

10,930	Virginia Commerce Bancorp, Inc.(a)	84,489

28,463	Washington Banking Co.	338,994

58,387	Western Alliance Bancorp(a)	363,751

18,020	Wintrust Financial Corp.	505,461
		24,419,849

December 31, 2011	64	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Banking and Finance Fund

Shares	Value (Note 2)

Banks: Savings, Thrift & Mortgage: 6.36%

7,410	Berkshire Hills Bancorp, Inc.	$164,428

22,635	Capitol Federal Financial, Inc.	261,208
20,800	Dime Community Bancshares, Inc.	262,080

12,500	Flushing Financial Corp.	157,875

25,950	Heritage Financial Corp.	325,932

5,780	Home Bancorp, Inc.(a)	89,417

20,800	Teche Holding Co.	727,999

9,530	Territorial Bancorp, Inc.	188,218

		2,177,157

Commercial Finance & Mortgage: 1.55%

42,210	Walker & Dunlop, Inc.(a)	530,158

Diversified Financial Services: 2.12%

17,050	Bankrate, Inc.(a)	366,575

6,000	Raymond James Financial, Inc.	185,760

5,431	Stifel Financial Corp.(a)	174,064

		726,399

Financial Data & Systems: 3.10%

29,131	Cass Information Systems, Inc.	1,060,077

Insurance: Property-Casualty: 3.11%

6,840	Axis Capital Holdings, Ltd.	218,606

50,823	Meadowbrook Insurance Group, Inc.	542,790

14,950	Tower Group, Inc.	301,542

		1,062,938

Real Estate Investment Trusts: 8.71%

13,090	American Campus Communities, Inc.	549,256

21,255	Hersha Hospitality Trust	103,724

5,970	Mid-America Apartment Communities, Inc.	373,424

6,710	National Retail Properties, Inc.	177,010

25,507	Preferred Aptartment Communities Inc., Class A	154,317

35,050	Summit Hotel Properties, Inc.	330,872

6,690	Tanger Factory Outlet Centers, Inc.	196,151

27,780	Urstadt Biddle Properties, Inc., Class A	502,262

50,000	Whitestone REIT, Class B	595,001

		2,982,017

Shares	Value (Note 2)
Technology: 0.40%

Computer Services Software & Sales: 0.40%

19,000	Mitek Systems, Inc.(a)	$137,750

	Total Common Stocks (Cost $26,949,320)	33,692,329

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.92%
$314,827	Wells Fargo Bank & Co. – San Francisco 0.030%, due 01/03/12	314,827

	Total Short-Term Bank Debt Instruments (Cost $314,827)	314,827

	Total Investments: 99.37% (Cost $27,264,147)	34,007,156

	Net Other Assets and Liabilities: 0.63%	216,064

	Net Assets: 100.00%	$34,223,220

(a) Non-income producing security.

Percentages are stated as a percentage of net assets.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	65	December 31, 2011

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Shares		Value (Note 2)

PREFERRED STOCKS: 1.52%
Diversified Financial Services: 0.83%

50,000	Citigroup Capital XII(a) 8.500%	$1,258,000

21,250	JPMorgan Chase Capital XXVIII(a) 7.200%	542,088

		1,800,088

Electric: 0.69%

15,000	Southern California Edison Co.(a) 5.349%	1,502,812

	Total Preferred Stocks (Cost $3,280,062)	3,302,900
Principal Amount

CORPORATE BONDS: 4.93%
Consumer Cyclical: 0.48%

$250,000	General Motors Corp., Sr. Unsec. Notes 7.200%, 01/15/12(b)(c)	2,500

1,007,000	United Air Lines, Inc., Sr. Sec. Notes 9.875%, 08/01/13(a)(d)	1,034,692

		1,037,192

Financials: 2.19%

2,000,000	JPMorgan Chase & Co., Sr. Unsec. Notes 4.350%, 08/15/21	2,022,970
3,000,000	Nationwide Mutual Insurance Co., Sub. Notes 5.810%, 12/15/24(a)(d)(e)	2,722,371

		4,745,341

Industrials: 2.26%

2,500,000	Enterprise Products Operating Llc, Gtd. Notes, Series B 7.034%, 01/15/68(a)(e)	2,603,180

2,425,000	Southern Union Co., Jr. Sub. Notes 7.200%, 11/01/66(a)(e)	2,273,438

		4,876,618
	Total Corporate Bonds (Cost $9,950,660)	10,659,151

MUNICIPAL BONDS: 126.39%
Alabama: 0.47%

1,000,000	Selma, Alabama Industrial Development Board, Revenue Bonds (International Paper Company Project), Series A 5.375%, 12/01/35	1,013,360
Principal Amount		Value (Note 2)

Alaska: 0.88%

$2,500,000	Northern Alaska Tobacco Securitization Corp., Revenue Bonds (Tobacco Settlement Asset Backed), Series A 5.000%, 06/01/32	$1,905,375

Arizona: 1.98%

2,900,000	Salt Verde, Arizona Financial Corp., Gas Revenue Bonds 5.000%, 12/01/37(a)	2,678,324

1,705,000	University Medical Center Corp., General Obligation, Arizona Hospital Revenue Bonds 5.000%, 07/01/35(a)	1,606,178

		4,284,502

California: 23.86%

500,000	California Educational Facilities Authority, General Obligation Revenue Bonds (San Francisco University) 5.000%, 10/01/21	590,370

3,285,000	California Housing Finance Agency, Revenue Bonds (Alternative Minimum Tax Home Mortgage), Series K 5.500%, 02/01/42	3,293,409

2,000,000	California Housing Finance Agency, Revenue Bonds (Capital Appreciation Home Mortgage), Series N 0.000%, 08/01/29	751,320

1,000,000	California State Health Facilities Financing Authority, Revenue Bonds (Catholic Health Care West), Series J 5.625%, 07/01/32	1,042,830

500,000	California State Health Facilities Financing Authority, Revenue Bonds (Sutter Health), Series D 5.250%, 08/15/31	534,610

1,500,000	California State Pollution Control Financing Authority, Revenue Bonds (Pacific Gas & Electric Co.) 4.750%, 12/01/23	1,571,235

975,000	California State Public Works Board, Lease Revenue Bonds (Department General Services - Buildings 8 & 9), Series A 6.250%, 04/01/34	1,062,370

1,400,000	California State Public Works Board, Revenue Bonds (Build America Bonds), Series G-2 8.361%, 10/01/34(a)	1,621,690

December 31, 2011	66	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
California (continued): 23.86%

$2,000,000	California State Public Works Board, Revenue Bonds, Series A-1 5.750%, 03/01/30(a)	$2,186,080

1,000,000	California Statewide Communities Development Authority, Revenue Bonds (Cottage Health Obligated Group) 5.250%, 11/01/30(a)	1,050,330

3,715,000	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Tobacco Settlement), Sr. Series A-1 4.500%, 06/01/27(a)	3,071,228

3,500,000	5.000%, 06/01/33	2,448,530

3,000,000	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Tobacco Settlement), Sr. Series A-2 0.000%, 06/01/37	1,933,530

1,835,000	Inland Empire Tobacco Securitization Authority, Revenue Bonds (California Tobacco Settlement), Series A 5.000%, 06/01/21(a)	1,509,728

4,700,000	Long Beach Bond Finance Authority, Natural Gas Purchase (Libor Index), Series B, VRDN 1.753%, 11/15/27(a)(e)	3,380,475

1,000,000	Long Beach, California Bond Finance Authority, Revenue Bonds, Series A 5.000%, 11/15/15(a)	1,042,310

2,725,000	Los Angeles Convention & Exhibit Center Authority, Lease Revenue Bonds, Series A 5.125%, 08/15/22(a)	2,974,147

3,200,000	Los Angeles, California Unified School District, General Obligation Unlimited Bonds, Series A-1 4.500%, 01/01/28	3,365,056

3,550,000	Northern California Gas Authority, No. 1 Revenue Bonds, VRDN 0.885%, 07/01/27(a)(e)	2,518,725

1,500,000	Palomar Pomerado, California Health Care District, Certificate Participation Bonds, (Palomar Pamerado Health) 6.000%, 11/01/30	1,534,890

1,335,000	Port of Oakland, California Un-Refunded Revenue Bonds, Series M 5.375%, 11/01/27(a)	1,348,537
1,925,000	State of California Municipal Bonds 5.250%, 04/01/14(a)	2,060,385
$2,770,000	State of California, General Obligation Unlimited Bonds 5.750%, 04/01/31(a)	$3,118,189

5,000,000	State of California, General Obligation Unlimited Bonds (Build America Bonds) 7.600%, 11/01/40(a)	6,178, 550

2,000,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Revenue Bonds, Series A1-SNR 5.000%, 06/01/37	1,423,680

		51,612,204

Colorado: 1.93%

1,445,000	Denver Colorado Health & Hospital Authority Healthcare, Revenue Bonds, Series B, VRDN 1.318%, 12/01/33(a)(e)	939,785

2,500,000	E-470 Colorado Public Highway Authority, Revenue Bonds, Series A1 5.500%, 09/01/24	2,551,975

650,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds 5.750%, 11/15/18	677,209

		4,168,969

Connecticut: 2.93%

500,000	Connecticut State Development Authority, Water Facility Revenue Bonds (Aquarion Water Co. of Connecticut) 5.500%, 04/01/21	542,535

2,500,000	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Hartford Heath Care), Series A 5.000%, 07/01/41	2,530,125

1,850,000	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Stamford Hospital), Series I 5.000%, 07/01/30(a)	1,923,926

950,000	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Yale-New Haven Hospital), Insured Ambac Indemnity Corp., Series J-1 5.000%, 07/01/26(a)	1,009,936

270,000	Connecticut State Special Tax Obligation, Revenue Bonds (Transportation Infrastructure), Series 1 5.000%, 02/01/17(a)	321,513

		6,328,035

See Notes to Financial Statements	67	December 31, 2011

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
Florida: 2.48%

$2,245,000	Citizens Property Insurance Corp., Sr. Sec. Revenue Bonds, Series A-1 5.250%, 06/01/17(a)	$2,508,338

950,000	6.000%, 06/01/16(a)	1,075,144

1,790,000	Tallahassee Florida Health Facilities, Revenue Bonds (Memory Healthcare Project) 6.375%, 12/01/30(a)	1,790,698

		5,374,180

Georgia: 3.94%

4,160,000	City of Atlanta, Georgia Water & Wastewater Revenue Bonds, Series A 5.500%, 11/01/27(a)	4,740,403

1,600,000	Municipal Electric Authority of Georgia, Revenue Bonds (Build America Bonds) 6.655%, 04/01/57(a)	1,646,336

2,100,000	Municipal Electric Authority of Georgia, Revenue Bonds, (Build America Bonds, Plant Vogtle Units 3&4 Project), Series P 7.055%, 04/01/57(a)	2,136,204

		8,522,943

Guam: 4.38%

5,000,000	Guam Government Municipal Bonds, General Obligation Unlimited, Series A 7.000%, 11/15/39	5,239,100

1,100,000	Guam Government Municipal Bonds, Series A 6.000%, 11/15/19(a)	1,190,750

2,900,000	6.750%, 11/15/29(a)	3,047,407

		9,477,257

Illinois: 6.33%

500,000	Chicago, Illinois Board of Education, Revenue Bonds (Build America Bonds), Series E 6.138%, 12/01/39(a)	535,720

3,200,000	Chicago, O’Hare International Airport, Special Facilities Revenue Bonds (American Airlines, Inc. Project) 5.500%, 12/01/30(a)(f)	672,000

1,925,000	Illinois Finance Authority, Revenue Bonds (Provena Health System), Series A 6.000%, 05/01/28(a)	1,991,008

$1,000,000	Illinois Finance Authority, Revenue Bonds (Silver Cross & Medical Centers), Series A 7.000%, 08/15/44(a)	$1,053,440

3,865,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds 5.500%, 06/01/23(a)	4,274,072

5,000,000	State of Illinois, General Obligation Unlimited Bonds (Build America Bonds) 6.630%, 02/01/35(a)	5,165,450

		13,691,690

Indiana: 0.91%

2,095,000	Delaware County Hospital Authority, Hospital Revenue Bonds (Cardinal Health System), Obligated Group 5.125%, 08/01/29	1,977,827

Iowa: 2.20%

3,185,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series C 5.500%, 06/01/42	2,351,677

3,250,000	5.625%, 06/01/46	2,399,637

		4,751,314

Kentucky: 4.51%

2,675,000	Kentucky Economic Development Finance Authority, Revenue Bonds (Baptist Healthcare System), Series A 5.375%, 08/15/24(a)	3,008,947

1,250,000	Kentucky Economic Development Finance Authority, Revenue Bonds (Owensboro Medical Health System), Series A 6.375%, 06/01/40(a)	1,319,300

2,700,000	Louisville & Jefferson County, Kentucky, Metropolitan Government Health Facilities Revenue Bonds (Jewish Hospital Saint Mary’s Healthcare) 6.125%, 02/01/37(a)	2,800,062

2,600,000	Louisville & Jefferson County, Kentucky, Metropolitan Government Health System Revenue Bonds (Norton Healthcare, Inc.) 5.250%, 10/01/36(a)	2,625,818

		9,754,127

December 31, 2011	68	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
Louisiana: 8.05%

$2,450,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, (Westlake Chemical Corp., Project) 6.750%, 11/01/32(a)	$2,595,579

2,000,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, (Westlake Chemical Corp., Project), Series A-2 6.500%, 11/01/35(a)	2,126,620

2,100,000	Louisiana Public Facilities Authority, Revenue Bonds (Christus Health), Series A 6.000%, 07/01/29(a)	2,303,973

1,500,000	Louisiana Public Facilities Authority, Revenue Bonds (Ochsner Clinic Foundation Project) 6.250%, 05/15/31	1,602,840

4,555,000	Louisiana Public Facilities Authority, Revenue Bonds (Ochsner Clinic Foundation Project), Series A 5.250%, 05/15/38(a)	4,465,494

4,325,000	St. John Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corp.), Series A 5.125%, 06/01/37	4,325,779

		17,420,285

Maine: 0.71%

1,475,000	Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center) 6.750%, 07/01/36(a)	1,544,369

Maryland: 0.03%

65,000	Montgomery County, Maryland, Housing Opportunities Commission, Single Family Mortgage Revenue Bonds, Series B 5.350%, 07/01/34(a)	65,580

Massachusetts: 1.50%

3,030,000	Massachusetts Development Finance Agency, Revenue Bonds (Tufts Medical Center), Series I 6.250%, 01/01/27(a)	3,251,614

Michigan: 1.73%

$1,225,000	Michigan State Hospital Finance Authority, Revenue Bonds (Henry Ford Health System), Series A 5.250%, 11/15/32(a)	$1,246,976

2,500,000	Wayne County Michigan, General Obligation Limited Tax Notes, Series B-3, VRDN 4.278%, 09/15/12(a)(e)	2,499,900

		3,746,876

Mississippi: 0.97%

1,990,000	Mississippi Development Bank, Revenue Bonds (Magnolia Regional Health Center), Series A 6.500%, 10/01/31(a)	2,096,863

Missouri: 0.43%

850,000	St. Louis, Missouri, Airport Revenue Bonds (Lambert-St. Louis International), Series A-1 6.625%, 07/01/34(a)	926,534

New Hampshire: 1.21%

2,450,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds (United Illuminating Co.), Series A, VRDN 4.500%, 07/01/27(a)(e)	2,625,445

New Jersey: 5.29%

800,000	New Jersey Economic Development Authority, Revenue Bonds 5.375%, 06/15/14	842,704

2,255,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds (Barnabas Health), Series A 5.625%, 07/01/32	2,288,915

1,500,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series B 5.250%, 06/15/24	1,708,230

5,210,000	New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Series 1A 4.500%, 06/01/23(a)	4,924,701

2,000,000	4.625%, 06/01/26	1,674,020

		11,438,570

See Notes to Financial Statements	69	December 31, 2011

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
New York: 5.57%

$1,000,000	Albany, New York Industrial Development Agency, Civic Facility Revenue Bonds (St. Peter’s Hospital Project), Series A 5.750%, 11/15/22(a)	$1,087,850

1,000,000	Brooklyn Arena Local Development Corp., Revenue Bonds (Barclays Center Project) 6.000%, 07/15/30(a)	1,041,950

750,000	Nassau County, New York Tobacco Settlement Corp., Asset-Backed Sr. Convertible Revenue Bonds, Series A-2 5.250%, 06/01/26	669,570

1,290,000	New York City, Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. — JFK International Airport) 7.500%, 08/01/16(f)	1,147,068

3,000,000	New York City, Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. — JFK International Airport), VRDN 8.000%, 08/01/28(a)(e)(f)	2,663,370

2,000,000	New York City, New York Health & Hospital Corp., Revenue Bonds (Health System), Series A 5.000%, 02/15/30(a)	2,124,480

2,295,000	New York City, New York Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium-Pilot Project) 5.000%, 01/01/18(a)	2,368,509

750,000	New York City, New York Municipal Water Finance Authority, Water & Sewer Revenue Bonds, Series EE 6.011%, 06/15/42(a)	945,555

		12,048,352

North Carolina: 0.41%

825,000	North Carolina Municipal Power Agency, No. 1 Revenue Bonds (Catawba Electric), Series A 5.000%, 01/01/30	887,881

Ohio: 5.37%

765,000	American Municipal Power-Ohio, Inc., Revenue Bonds (Build America Bonds) 6.053%, 02/15/43(a)	843,237

2,065,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset Backed Sr. Turbo), Series A-2 5.875%, 06/01/30(a)	1,537,165

$4,800,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Capital Appreciation Asset-Backed Sr. Convertible), Series A-3 0.000%, 06/01/37	$3,442,512

2,000,000	County of Butler, Ohio Hospital Facilities, Revenue Bonds (Kettering Health Network Obligation) 5.625%, 04/01/41	2,077,920

1,500,000	County of Hancock, Ohio Hospital Revenue Bonds (Blanchard Valley Regional Health Center) 5.750%, 12/01/26(a)	1,629,240

1,500,000	Lorain County Ohio Port Authority, Recovery Zone Economic Development, Revenue Bonds 6.750%, 12/01/40(a)	1,549,485

500,000	Ohio State Air Quality Development Authority, Revenue Bonds (Columbus Southern Power Co.), Series B 5.800%, 12/01/38(a)	540,745

		11,620,304

Oklahoma: 0.88%

2,500,000	Tulsa, Oklahoma Municipal Airport Trust Revenue Bonds, Series A, VRDN 7.750%, 06/01/35(e)(f)	1,899,800

Pennsylvania: 1.16%

1,500,000	Allegheny County Industrial Development Authority, Revenue Bonds (Environmental Improvement) 6.750%, 11/01/24(a)	1,569,255

835,000	Pennsylvania Economic Development Financing Authority Exempt Facilities, Revenue Bonds (Allegheny Energy Supply Co.) 7.000%, 07/15/39(a)	929,823

		2,499,078

Puerto Rico: 15.57%

32,000,000	Children’s Trust Fund, Asset Backed Revenue Bonds, Series A 0.000%, 05/15/50	1,970,560

2,225,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien, Series A 6.125%, 07/01/24	2,542,352

December 31, 2011	70	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
Puerto Rico (continued): 15.57%

$2,000,000	Puerto Rico Commonwealth, General Obligation Unlimited Bonds (Public Improvement), Series A 5.500%, 07/01/32(a)	$2,026,080

1,550,000	Puerto Rico Commonwealth Highway & Transportation Authority, Transportation Revenue Bonds, Series L 5.250%, 07/01/38(a)	1,570,010

1,855,000	Puerto Rico Commonwealth Highway & Transportation Authority, Transportation Revenue Bonds, Series N 5.250%, 07/01/39(a)	1,876,629

1,800,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Insured Ambac Indemnity Corp., Series C 5.500%, 07/01/24(a)	1,959,750

475,000	5.500%, 07/01/25(a)	511,656

1,300,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Series C 5.500%, 07/01/16(a)	1,444,196

2,000,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series CCC 5.250%, 07/01/27(a)	2,126,620

5,050,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series UU, VRDN 0.865%, 07/01/31(a)(e)	3,183,621

1,250,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW 5.250%, 07/01/25(a)	1,325,325

1,855,000	Puerto Rico Infrastructure Financing Authority, Revenue Bonds (Ports Authority), Series B 5.250%, 12/15/26	1,904,102

900,000	Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds (Government Facilities), Insured XL Capital Assurance, Inc., Series H 5.250%, 07/01/13(a)	948,006

2,000,000	Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds (Government Facilities), Series M-2 5.750%, 07/01/34	2,197,800

$1,000,000	Puerto Rico Public Finance Corp., Revenue Bonds (Commonwealth Appropriation), Series A, VRDN 5.250%, 08/01/29(a)(e)	$1,002,610

1,710,000	Puerto Rico Public Finance Corp., Revenue Bonds (Commonwealth Appropriation), Series B 5.500%, 08/01/31	1,752,117

1,150,000	6.000%, 08/01/24	1,283,872

5,000	Puerto Rico Sales Tax Financing Corp., Prerefunded Sales Tax Revenue Bonds (First Subordinate), Series A 5.500%, 08/01/28(a)	6,493

3,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate), Series A 5.500%, 08/01/42	3,182,310

795,000	Puerto Rico Sales Tax Financing Corp., Unrefunded Sales Tax Revenue Bonds (First Subordinate), Series A 5.500%, 08/01/28(a)	868,418

		33,682,527

Rhode Island: 0.45%

1,000,000	Rhode Island, Tobacco Settlement Financing Corp., Revenue Bonds (Asset Backed), Series A 6.250%, 06/01/42	977,320

South Carolina: 1.42%

3,000,000	South Carolina Jobs Economic Development Authority, Hospital Facilities Revenue Bonds (Palmetto Health Alliance), Series A 6.250%, 08/01/31(a)	3,065,430

Tennessee: 4.59%

3,290,000	Johnson City Health & Educational Facilities Board, First Mortgage Revenue Bonds (Mountain States Health Alliance), Series A 5.500%, 07/01/31(a)	3,305,529

3,850,000	Sullivan County, Tennessee, Health Educational & Housing Facilities Board, Hospital Revenue Bonds (Wellmont Health System Project), Series C 5.250%, 09/01/36(a)	3,786,976

See Notes to Financial Statements	71	December 31, 2011

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)
Tennessee (continued): 4.59%

$2,750,000	Tennessee Energy Acquisition Corp., Gas Revenue Bonds, Series A 5.250%, 09/01/17	$2,842,097

		9,934,602

Texas: 9.46%

1,000,000	Brazos River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series 1999C 7.700%, 03/01/32	200,160

1,000,000	Central Texas Regional Mobility Authority, Sr. Lien Revenue Bonds 5.750%, 01/01/31	1,018,960

1,850,000	Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp., Revenue Bonds (American Airlines, Inc., Project) 6.000%, 11/01/14(f)	388,500

750,000	9.000%, 05/01/29(f)	157,500

1,500,000	Houston, Texas Airport Systems, Revenue Bonds (Special Facilities Continental Airlines, Inc., Terminal Projects) 6.625%, 07/15/38	1,489,770

1,000,000	6.500%, 07/15/30	984,130

2,950,000	North Texas Tollway Authority, Revenue Bonds (Build America Bonds), Sub-Lien, Series B-2 8.910%, 02/01/30(a)	3,321,789

1,000,000	State of Texas, Private Activity Bond Surface Transportation Corp., Revenue Bonds (Sr. Lien LBJ Infrastructure Group) 7.000%, 06/30/40	1,086,500

1,500,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Series A 5.000%, 12/15/16	1,575,585

5,000,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Sr. Lien, Series B, VRDN 0.933%, 12/15/26(e)	3,524,900

2,000,000	Texas Municipal Gas Acquisition & Supply Corp., I, Gas Supply Revenue Bonds, Sr. Lien, Series A 5.250%, 12/15/19(a)	2,085,640

4,185,000	Texas Municipal Gas Acquisition & Supply Corp., I, Gas Supply Revenue Bonds, Sr. Lien, Series D 5.625%, 12/15/17	4,539,218

$525,000	Trinity River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project) 6.250%, 05/01/28(a)	$87,979

		20,460,631

Virgin Islands: 1.41%

500,000	Virgin Islands Public Finance Authority, Revenue Bonds (Gross receipts taxes loan notes) 5.000%, 10/01/24	515,695

500,000	Virgin Islands Public Finance Authority, Revenue Bonds (Sr. Lien/Capital Projects), Series A-1 5.000%, 10/01/39	493,315

2,000,000	Virgin Islands Public Finance Authority, Revenue Bonds (Sr. Lien/Manufacturing Federal Loan Notes), Series A 5.000%, 10/01/29(a)	2,038,140

		3,047,150

West Virginia: 0.63%

1,340,000	County of Pleasants, West Virginia Pollution Control Revenue Bonds (Allegheny Energy Supply Co.), Series F 5.250%, 10/15/37	1,354,512

Wisconsin: 2.75%

2,525,000	Wisconsin State General Fund Annual Appropriation, Revenue Bonds, Series A 5.750%, 05/01/33	2,887,287

2,455,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds (Aurora Health Care, Inc.), Series A 5.625%, 04/15/39(a)	2,535,917

555,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds (Wheaton Franciscan Healthcare) 5.250%, 08/15/34(a)	526,822

		5,950,026

	Total Municipal Bonds (Cost $267,678,980)	273,405,532

December 31, 2011	72	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 4.51%

$9,751,428	Wells Fargo Bank & Co. — San Francisco 0.030%, due 01/03/12	$9,751,428

	Total Short-Term Bank Debt Instruments (Cost $9,751,428)	9,751,428

	Total Investments: 137.35% (Cost $290,661,130)	297,119,011

	Net Other Assets and Liabilities: (37.35)%	(80,800,533)

	Net Assets: 100.00%	$216,318,478
Principal Amount

SCHEDULE OF SECURITIES SOLD SHORT
Corporate Bonds

$(2,000,000)	Citigroup, Inc., Sr. Unsec. Notes 4.500%, 01/14/22	$(1,927,106)

(2,000,000)	Continental Airlines, Inc., Sr. Sec. Notes 6.750%, 09/15/15	(1,915,000)

(2,250,000)	Dow Chemical Co., Sr. Unsec. Notes 4.250%, 11/15/20	(2,346,514)

(2,250,000)	Ford Motor Credit Co. Llc., Sr. Unsec. Notes 5.750%, 02/01/21	(2,349,591)

(2,000,000)	Prudential Financial, Inc., Sr. Unsec. Notes, Series Medium-Term Notes 4.500%, 11/15/20	(2,014,014)

(1,500,000)	Texas Competitive Electric Holdings Co. Llc., Gtd. Multi-Step Coupon Bonds, Series B 10.250%, 11/01/15(g)	(525,000)

		(11,077,225)

U.S. Treasury Bonds & Notes

	U.S. Treasury Bonds

(7,000,000)	2.125%, 08/15/21	(7,177,191)

(2,000,000)	3.125%, 11/15/41	(2,090,312)

(4,000,000)	3.750%, 08/15/41	(4,693,752)

Principal Amount		Value (Note 2)

	U.S. Treasury Notes

$(9,000,000)	0.250%, 09/15/14	$(8,981,019)

(15,000,000)	1.000%, 10/31/16	(15,152,340)

(17,250,000)	2.250%, 11/30/17	(18,406,285)

		(56,500,899)

	Total Securities Sold Short (Proceeds $66,157,548)	$(67,578,124)

(a) Security, or portion of security, is being held as collateral for short sales.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(c) Security in default on interest payments.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,757,063, representing 1.74% of net assets.

(e) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011.

(f) Security in default on interest payments, pending the outcome of the bankruptcy filing. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

(g) Represents a step bond. Rate disclosed is as of December 31, 2011.

(h) Less than 0.005%

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	73	December 31, 2011

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
08/12/08	General Motors Corp., Sr. Unsec. Notes 7.200%, 01/15/12(b)(c)	$0	$2,500	0.00%(h)

Investment Abbreviations:

Gtd.—Guaranteed

Jr.—Junior

Sec.—Secured

Sr.—Senior

Sub.—Subordinated

Unsec.—Unsecured

VRDN—Variable Rate Demand Notes

December 31, 2011	74	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Shares			Value (Note 2)

COMMON STOCKS: 0.54%
Colombia: 0.54%

3,900	Pacific Rubiales Energy Corp.		$72,540

	Total Common Stocks (Cost $93,436)		72,540

Principal Amount		Currency	Value

FOREIGN GOVERNMENT OBLIGATIONS: 1.37%
Argentina: 1.37%

	Provincia de Buenos Aires, Sr. Unsec. Notes

100,000	10.875%, 01/26/21(a)	USD	76,250

	Republic of Argentina, Sr. Unsec. Notes

4,000,000	0.000%, 12/15/35(b)(c)	ARS	108,111

			184,361

	Total Foreign Government Obligations (Cost $241,573)		184,361

ASSET-BACKED SECURITIES: 5.20%
China: 5.20%

	Sealane Trade Finance, Ltd., Series 2011-1X, Class A

200,000	14.449%, 02/12/16(b)	USD	199,570

	Start CLO, Ltd., Series 2011-7A, Class A

500,000	15.540%, 06/09/15(b)	USD	500,000

			699,570

	Total Asset-Backed Securities (Cost $697,131)		699,570

CONVERTIBLE CORPORATE BONDS: 0.74%
Indonesia: 0.74%

	Enercoal Resources Pte, Ltd.

100,000	9.250%, 08/05/14	USD	100,125

	Total Convertible Corporate Bonds (Cost $112,026)		100,125

CORPORATE BONDS: 97.91%
Argentina: 1.23%

	Empresa Distribuidora Y Comercializadora Norte, Sr. Unsec. Notes

200,000	9.750%, 10/25/22(d)	USD	166,000

Principal Amount		Currency	Value (Note 2)

Brazil: 14.28%

	Centrais Eletricas Brasileiras SA, Sr. Unsec. Notes

500,000	5.750%, 10/27/21(a)	USD	$522,000

	Cimento Tupi SA, Sr. Unsec. Notes

250,000	9.750%, 05/11/18(a)	USD	256,250

	Corp. Andina de Fomento, Sr. Unsec. Notes

500,000	8.125%, 06/04/19	USD	616,474

	Petrobras International Finance Co., Sr. Unsec. Notes

500,000	5.375%, 01/27/21	USD	527,612

			1,922,336

Chile: 3.80%

	Corp. Nacional del Cobre de Chile

500,000	3.875%, 11/03/21(a)	USD	511,372

Colombia: 3.73%

	Gruposura Finance, Gtd. Notes

300,000	5.700%, 05/18/21(a)	USD	301,500

	Gruposura Finance, Sr. Unsec. Notes

200,000	5.700%, 05/18/21(d)	USD	201,000

			502,500

India: 2.06%

	ICICI Bank, Ltd., Sr. Unsec. Notes

300,000	5.750%, 11/16/20(d)	USD	277,508

Indonesia: 1.89%

	Bakrie Telecom Pte, Ltd., Sr. Unsec. Notes

400,000	11.500%, 05/07/15(d)	USD	254,000

Israel: 3.79%

	Teva Pharmaceutical Finance IV BV, Sr. Unsec. Notes

500,000	3.650%, 11/10/21	USD	509,407

Jamaica: 2.94%

	Digicel Group, Ltd., Sr. Unsec. Notes

400,000	8.875%, 01/15/15(d)	USD	396,000

See Notes to Financial Statements	75	December 31, 2011

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

CORPORATE BONDS (continued): 97.91%
Kazakhstan: 0.65%

	BTA Bank JSC, Sr. Unsec. Bonds

500,000	10.750%, 07/01/18(b)(d)(e)(f)	USD	$87,500

Mexico: 16.18%

	America Movil SAB de CV, Gtd. Notes

7,200,000	8.460%, 12/18/36	MXN	496,302

	Empresas ICA SAB de CV, Gtd. Notes

300,000	8.900%, 02/04/21(a)	USD	271,500

	Grupo Famsa SA de CV, Sr. Unsec. Notes

250,000	11.000%, 07/20/15(d)	USD	248,750

	Grupo Senda Autotransporte SA de CV, Sr. Sec. Notes

150,000	10.500%, 10/03/15(d)	USD	144,000

	Maxcom Telecomunicaciones SAB de CV, Sr. Sec. Notes, Series B

350,000	11.000%, 12/15/14	USD	206,500

	Pemex Project Funding Master Trust, Unsec. Notes

500,000	5.750%, 03/01/18	USD	552,500

	Sigma Alimentos SA de CV, Sr. Unsec. Notes

250,000	5.625%, 04/12/18(a)	USD	256,250

			2,175,802

Nigeria: 3.69%

	GTB Finance BV, Gtd. Notes

500,000	7.500%, 05/19/16(a)	USD	496,250

Peru: 1.92%

	Corp. Pesquera Inca SAC, Gtd. Notes

250,000	9.000%, 02/10/17(d)	USD	258,125

Philippines: 2.85%

	Manila Cavite Toll Road Finance Co., Sec. Notes

450,000	12.000%, 09/15/22(d)	USD	384,166

Russia: 12.14%

	Bank of Moscow OJSC Via Kuznetski Capital, Sr. Sec. Notes

300,000	7.335%, 05/13/13(d)	USD	310,500

	Gazprom OAO Via Gaz Capital SA, Sr. Unsec. Notes

300,000	7.288%, 08/16/37(d)	USD	$310,875

	Promsvyazbank OJSC Via PSB Finance SA, Sec. Notes

300,000	12.750%, 05/27/15	USD	328,501

	RSHB Capital SA for OJSC Russian Agricultural Bank, Sec. Notes

9,000,000	7.500%, 03/25/13	RUB	278,490

	RusHydro Finance, Ltd., Sec. Notes

8,000,000	7.875%, 10/28/15	RUB	232,977

	Vimpel Communications Via VIP Finance, Ltd., OJSC, Sec. Notes

200,000	7.748%, 02/02/21(d)	USD	172,000

			1,633,343

Singapore: 3.45%

	United Overseas Bank, Ltd., Jr. Sub. Notes

100,000	4.500%, 07/02/13(a)	USD	103,799

	United Overseas Bank, Ltd., Sub. Notes

350,000	4.500%, 07/02/13(d)	USD	360,906

			464,705

Turkey: 0.54%

	Yuksel Insaat AS, Sr. Unsec. Notes

100,000	9.500%, 11/10/15(d)	USD	72,500

Ukraine: 4.74%

	Alfa Bank CJSC Via Ukraine Issuance Plc, Sr. Unsec. Notes

187,500	13.000%, 07/30/12	USD	187,344

	Avangardco Investments Public, Ltd., Sr. Unsec. Notes

150,000	10.000%, 10/29/15	USD	111,750

	Naftogaz Ukraine, Unsec. Notes

200,000	9.500%, 09/30/14	USD	188,500

	Privatbank CJSC Via UK SPV Credit Finance Plc, Gtd. Notes

200,000	9.375%, 09/23/15	USD	150,750

			638,344

December 31, 2011	76	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

CORPORATE BONDS (continued): 97.91%
United Arab Emirates: 7.20%

	Dubai Electricity & Water Authority, Sr. Unsec. Notes

250,000	7.375%, 10/21/20(d)	USD	$257,500

	MDC-GMTN BV, Gtd. Notes

250,000	5.750%, 05/06/14(d)	USD	269,000

	TAQA Abu Dhabi National Energy Co., Sr. Notes

400,000	6.165%, 10/25/17(d)	USD	442,000

			968,500

United Kingdom: 2.16%

	Tesco Plc, Sr. Unsec. Notes

250,000	5.500%, 11/15/17(a)	USD	290,545

United States: 4.64%

	Continental Airlines 1997-4 Class A Pass Through Trust, Series 974A

7,863	6.900%, 07/02/19	USD	8,186

	Merrill Lynch & Co., Inc., Sub. Notes

500,000	5.700%, 05/02/17	USD	459,810

	MF Global Holdings, Ltd., Sr. Unsec. Notes

450,000	6.250%, 08/08/16(g)	USD	156,443

			624,439

Venezuela: 4.03%

	Petroleos de Venezuela SA, Sr. Unsec. Notes

750,000	5.000%, 10/28/15	USD	541,875

	Total Corporate Bonds (Cost $14,294,481)		13,175,217

SHORT-TERM BANK DEBT INSTRUMENTS: 3.51%
	Brown Brothers Harriman & Co.-Grand Cayman

45	0.030%, due 01/03/12	EUR	$59

	JPMorgan Chase-New York

472,926	0.030%, due 01/03/12	USD	472,926

	Total Short-Term Bank Debt Instruments (Cost $472,988)		472,985

	Total Investments: 109.27% (Cost $15,911,635)		14,704,798

	Net Other Assets and Liabilities: (9.27)%		(1,247,331)

	Net Assets: 100.00%		$13,457,467

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,085,716, representing 22.93% of net assets.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011.

(c) Interest only security.

(d) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $4,612,330 representing 34.27% of net assets.

(e) Represents a step bond. Rate disclosed is as of December 31, 2011.

(f) Security in default on interest payments due January 1, 2012.

(g) Security in default on interest payments, pending the outcome of the bankruptcy filing. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	77	December 31, 2011

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

CREDIT DEFAULT SWAPS CONTRACTS ON CORPORATE AND SOVEREIGN OBLIGATION ISSUES - BUY PROTECTION(h)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2011(i )	Notional Amount(j )	Market Value	Upfront Premiums Paid	Unrealized Depreciation
State of Israel	BNP Paribas	(1.000%)	03/20/17	0.019%	$500,000	$22,637	$25,560	$(2,923)
						$22,637	$25,560	$(2,923)

(h) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(i) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Investment Abbreviations:

Gtd. — Guaranteed

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Currency Abbreviations:

ARS — Argentine Peso

EUR — Euro

MXN — Mexican Peso

RUB — Russian Ruble

USD — U.S. Dollar

December 31, 2011	78	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)

COMMON STOCKS: 80.38%
Brazil: 11.46%

12,300	Banco Santander Brasil SA	$98,651

72,050	Banco Santander Brasil SA, ADS	586,487

24,410	BR Malls Participacoes SA	237,131

37,600	Brasil Brokers Participacoes SA	112,483

39,700	Brasil Insurance Participacoes e Administracao SA	361,828

11,200	BRF - Brasil Foods SA	218,686

10,400	Centrais Eletricas Brasileiras SA, Class B	149,706

18,358	Cia Hering	319,475

71,386	Companhia Vale do Rio Doce	1,447,430

30,100	Cosan, Ltd., Class A	329,896

17,700	Embraer SA	111,595

105,200	Itausa - Investimentos Itau SA	636,191

51,400	OGX Petroleo e Gas Participacoes SA(a)	375,321

25,951	Petroleo Brasileiro SA, ADR	644,882

24,300	Souza Cruz SA	298,466

14,370	Vivo Participacoes SA, ADR	392,732

		6,320,960

Chile: 0.25%

7,491	ENTEL Chile SA	140,149

China: 16.53%

1,490	Baidu, Inc., ADR(a)	173,540

1,826,502	Bank of China, Ltd., Class H	672,597

97,000	Belle International Holdings, Ltd.	169,106

442,000	China Construction Bank Corp., Class H	308,454

742,000	China Eastern Airlines Corp., Ltd., Class H(a)(b)	263,683

126,300	China Mobile, Ltd.	1,234,281

570,000	China Petroleum & Chemical Corp., Class H	599,606

194,000	China Resources Cement Holdings, Ltd.	144,627

114,500	China Shenhua Energy Co., Ltd., Class H	496,826

248,000	China Unicom, Ltd.	521,762

201,000	Citic Pacific, Ltd.	362,321

116,000	CITIC Securities Co., Ltd., Class H(a)(b)	190,879

520,000	CNOOC, Ltd.	909,227

243,250	Comba Telecom Systems Holdings, Ltd.	196,063

158,000	Dongfeng Motor Group Co., Ltd., Class H	$270,976

228,000	Harbin Power Equipment Co., Ltd., Class H	199,037

1,907,000	Industrial & Commercial Bank of China, Ltd., Class H	1,131,933

269,967	Lenovo Group, Ltd.	180,057

722,000	Maanshan Iron & Steel Co., Ltd., Class H(b)	231,476

4,281	NetEase.com, Inc., ADR(a)	192,003

38,500	Ping An Insurance (Group) Co., of China, Ltd., Class H	253,805

2,900	Sohu.com, Inc.(a)(b)	145,000

8,400	Tencent Holdings, Ltd.	168,831

772,000	Yuanda China Holdings, Ltd.(a)	102,382

		9,118,472

Columbia: 0.17%

1,576	BanColombia SA, Sponsored ADR	93,867

Czech Republic: 1.07%

9,500	CEZ AS	377,950

11,000	Telefonica Czech Republic AS	213,301

		591,251

Hungary: 0.61%

3,769	MOL Hungarian Oil and Gas Plc(a)	268,551

5,257	OTP Bank Plc	69,474

		338,025

India: 3.05%

11,454	Dr. Reddy’s Laboratories, Ltd., ADR	337,091

4,705	HDFC Bank, Ltd., ADR	123,647

12,022	ICICI Bank, Ltd., Sponsored ADR	317,741

4,187	Infosys Technologies, Ltd., Sponsored ADR	215,128

10,668	Larsen & Toubro Ltd., GDR(c)	204,186

14,266	Reliance Industries, Ltd., Sponsored GDR(d)	379,476

1,634	State Bank of India, GDR(c)	104,576

		1,681,845

Indonesia: 3.70%

37,347	Indo Tambangraya Megah Tbk PT	159,191

65,500	PT Astra International Tbk	534,546

535,000	PT Bank Rakyat Indonesia Tbk	398,263

See Notes to Financial Statements	79	December 31, 2011

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)
Indonesia (Continued): 3.70%

3,115,700	PT Bumi Serpong Damai Tbk	$336,740

279,812	PT Semen Gresik Persero Tbk	353,333

88,500	PT United Tractors Tbk	257,179

		2,039,252

Ireland: 0.23%

175,384	Kenmare Resources Plc(a)	125,290

Kazakhstan: 1.06%

28,492	Kazakhmys Plc	410,176

18,080	Zhaikmunai, Sponsored GDR(a)(c)	175,376

		585,552

Malaysia: 2.23%

346,700	Axiata Group Bhd	562,157

252,700	Media Prima Bhd	207,262

195,680	RHB Capital Bhd	461,731

		1,231,150

Mexico: 2.10%

17,956	America Movil SAB de CV, ADR, Series L	405,805

20,935	Cemex SAB de CV, Sponsored ADR(a)(b)	112,840

8,958	Ternium SA, Sponsored ADR	164,737

172,500	Wal-Mart de Mexico SAB de CV, Series V	473,443

		1,156,825

Peru: 0.72%

1,800	Credicorp, Ltd.	197,046

6,596	Southern Copper Corp.	199,067

		396,113

Philippines: 0.36%

646,900	SM Prime Holdings, Inc.	196,187

Russia: 5.59%

12,226	CTC Media, Inc.	107,222

18,200	Kinross Gold Corp.	207,770

4,048	Mail.ru Group, Ltd., Sponsored GDR(a)(c)	105,248

19,434	NOMOS-BANK, Sponsored GDR(a)(c)	184,623

2,757	NovaTek OAO, Sponsored GDR(c)	345,176

91,844	OAO Gazprom, Sponsored ADR	979,057
Shares		Value (Note 2)

102,083	OAO Rosneft Oil Co., GDR(c)	$673,748

15,911	Sistema JSFC, Sponsored GDR(c)	267,464

5,939	Uralkali, Sponsored GDR(c)	213,804

		3,084,112

South Africa: 6.72%

11,654	AngloGold Ashanti, Ltd., Sponsored ADR	494,712

6,372	British American Tobacco Plc	302,705

162,271	FirstRand, Ltd.	416,907

6,780	Kumba Iron Ore, Ltd.	419,942

41,856	MTN Group, Ltd.	745,237

15,857	Sasol, Ltd.	757,242

8,736	Tiger Brands, Ltd.	271,499

61,811	Woolworths Holdings, Ltd.	298,620

		3,706,864

South Korea: 13.22%

4,826	GS Engineering & Construction Corp.(a)	385,829

16,830	Hana Financial Group, Inc.	519,363

1,178	Honam Petrochemical Corp.(a)	304,726

22,650	Hynix Semiconductor, Inc.(a)	431,569

4,535	Hyundai Engineering & Construction Co., Ltd.(a)	277,139

1,099	Hyundai Home Shopping Network Corp.(a)	126,881

4,334	Hyundai Motor Co.(a)	801,338

12,354	KB Financial Group, Inc.(a)	389,280

3,731	Kia Motors Corp.(a)	216,022

7,877	KT&G Corp.(a)	556,587

1,615	LG Chem, Ltd.(a)	445,106

5,668	LG Fashion Corp.(a)	198,774

32,050	LG Telecom, Ltd.(a)	205,877

2,080	Samsung Electronics Co., Ltd.	1,910,278

1,091	Samsung Fire & Marine Insurance Co., Ltd.	199,827

901	SK Innovation Co., Ltd.(a)	111,061

1,738	SK Telecom Co., Ltd.	213,478

		7,293,135

December 31, 2011	80	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)
Taiwan: 8.03%

208,158	Advanced Semiconductor Engineering, Inc.	$178,054

730,000	AU Optronics Corp.	313,419

206,000	China Life Insurance Co., Ltd.	166,683

213,200	Chunghwa Telecom Co., Ltd.	704,118

273,196	Hon Hai Precision Industry Co., Ltd.	747,975

10,000	HTC Corp.	164,140

26,000	MediaTek, Inc.	238,284

476,880	Mega Financial Holding Co., Ltd.	318,141

35,000	Simplo Technology Co., Ltd.	204,597

461,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,154,061

571,000	United Microelectronics Corp.	239,496

		4,428,968

Thailand: 2.72%

51,800	Bangkok Bank Pcl, Non-Voting Depository Receipt	252,022

219,200	CP ALL Pcl	359,544

85,600	Kasikornbank Public Co., Ltd.	337,788

54,900	PTT Public Co., Ltd.	553,350

		1,502,704

Turkey: 0.56%

10,484	Bizim Toptan Satis Magazalari AS	104,079

358,186	Dogan Sirketler Grubu Holdings AS(a)	100,244

81,224	Turkiye Vakiflar Bankasi Turk Anonim Ortakligi	105,082

		309,405

	Total Common Stocks (Cost $42,210,570)	44,340,126

EXCHANGE-TRADED FUNDS: 0.36%
China: 0.36%

148,200	iShares® FTSE A50 China Index ETF	197,305

	Total Exchange-Traded Funds (Cost $244,603)	197,305

PREFERRED STOCKS: 4.34%
Brazil: 2.84%

11,300	Cia de Bebidas das Americas, Preferred Shares	407,715

42,384	Petroleo Brasileiro SA, Sponsored ADR, Preferred Shares	995,600

8,026	Vale SA, Sponsored ADR, Preferred Shares	165,335

		1,568,650
Shares		Value (Note 2)
Russia: 1.50%

13,268	Mechel, Preferred Shares	$102,827

321,252	Sberbank, Preferred Shares	722,817

		825,644

	Total Preferred Stocks (Cost $2,577,926)	2,394,294

Par Value		Currency

SHORT-TERM BANK DEBT INSTRUMENTS: 13.21%
	Brown Brothers Harriman & Co.-Grand Cayman

105	0.030%, due 01/03/12	ZAR	13

25,195	0.030%, due 01/03/12	HKD	3,244

	Wells Fargo Bank & Co.-San Francisco

7,284,864	0.030%, due 01/03/12	USD	7,284,864

	Total Short-Term Bank Debt Instruments (Cost $7,288,121)		7,288,121

	Total Investments: 98.29% (excluding investments purchased with cash collateral from securities loaned) (Cost $52,321,220)		54,219,846

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 0.98%
540,966	Short-Term Investments Trust, Liquid Assets Portfolio Institutional Class, 0.160% 7 day-yield(e)		540,966

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $540,966)		540,966

	Total Investments: 99.27% (Cost $52,862,186)		54,760,812

	Net Other Assets and Liabilities: 0.73%		401,852	(f)

	Net Assets: 100.00%		$55,162,664

See Notes to Financial Statements	81	December 31, 2011

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $2,274,201 representing 4.12% of net assets.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $379,476, representing 0.69% of net assets.

(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2).

(f) Includes cash which is being held as collateral for futures contracts.

Percentages are stated as a percent of net assets.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
MSCI Emerging Markets E-Mini Future	Long	169	03/19/12	$7,786,675	$137,300
				$7,786,675	$137,300

Investment Abbreviations:

ADR — American Depositary Receipt

ADS — American Depositary Share

ETF — Exchange Traded Fund

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

Currency Abbreviations:

HKD — Hong Kong Dollar

USD — U.S. Dollar

ZAR — South African Rand

December 31, 2011	82	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Focus Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.36%
Consumer Discretionary: 16.87%

3,700	Cash America International, Inc.	$172,531

35,000	Lincoln Educational Services Corp.	276,500

7,000	Steiner Leisure, Ltd.(a)	317,730

4,000	Tiffany & Co.	265,040

14,822	Weyco Group, Inc.	363,880

		1,395,681

Consumer Staples: 3.86%

4,900	McCormick & Co., Inc.	247,058

8,500	Rocky Mountain Chocolate Factory, Inc.	72,590

		319,648

Energy: 3.78%

7,450	World Fuel Services Corp.	312,751

Financials: 14.38%

30,000	American Equity Investment Life Holding Co.	312,000

6,500	City National Corp.	287,170

4,500	First of Long Island Corp.	118,440

10,000	FXCM, Inc., Class A	97,500

12,100	Raymond James Financial, Inc.	374,616

		1,189,726

Health Care: 10.52%

3,930	Techne Corp.	268,262

5,000	Teleflex, Inc.	306,450

4,400	Varian Medical Systems, Inc.(a)	295,372

		870,084

Industrials: 19.13%

4,575	Advisory Board Co.(a)	339,510

29,400	Houston Wire & Cable Co.	406,308

20,200	John Bean Technologies Corp.	310,474

6,550	Nordson Corp.	269,729

9,000	Robert Half International, Inc.	256,140

		1,582,161

Information Technology: 16.63%

6,000	Anixter International, Inc.(a)	357,840

17,800	Broadridge Financial Solutions, Inc.	401,390

28,000	eMagin Corp.(a)	$103,600

5,600	Littelfuse, Inc.	240,688

5,850	MICROS Systems, Inc.(a)	272,493

		1,376,011

Materials: 13.19%

5,200	Albemarle Corp.	267,852

6,300	Bemis Co., Inc.	189,504

2,082	Martin Marietta Materials, Inc.	157,004

13,000	Neenah Paper, Inc.	290,160

4,000	Scotts Miracle-Gro Co., Class A	186,760

		1,091,280

	Total Common Stocks (Cost $7,565,582)	8,137,342
Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.37%
$112,942	Well Fargo Bank & Co.-San Francisco 0.030%, due 01/03/12	112,942

	Total Short -Term Bank Debt Instruments (Cost $112,942)	112,942

	Total Investments: 99.73% (Cost $7,678,524)	8,250,284

	Net Other Assets and Liabilities: 0.27%	22,702

	Net Assets: 100.00%	$8,272,986

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	83	December 31, 2011

Portfolio of Investments (Note 10)

Forward Global Credit Long/Short Fund

Shares			Value (Note 2)

COMMON STOCKS: 0.80%
Colombia: 0.80%

2,100	Pacific Rubiales Energy Corp.		$39,060

	Total Common Stocks (Cost $50,312)		39,060

Principal Amount		Currency	Value

FOREIGN GOVERNMENT OBLIGATIONS: 3.77%
Argentina: 3.77%

	Provincia de Buenos Aire, Sr. Unsec. Notes

100,000	10.875%, 01/26/21(a)	USD	76,250

	Republic of Argentina, Sr. Unsec. Notes

4,000,000	0.000%, 12/15/35(b)(c)	ARS	108,111

			184,361

	Total Foreign Government Obligations (Cost $200,101)		184,361

ASSET-BACKED SECURITIES: 10.21%
China: 10.21%

	Sealane Trade Finance, Ltd., Series 2011-1X, Class A

300,000	14.449%, 02/12/16(b)	USD	299,355

	Start CLO, Ltd., 2011-7A, Class A

200,000	15.540%, 06/09/15(b)	USD	200,000

			499,355

	Total Asset-Backed Securities (Cost $495,697)		499,355

CONVERTIBLE CORPORATE BONDS: 4.09%
Indonesia: 4.09%

	Enercoal Resources Pte, Ltd.

200,000	9.250%, 08/05/14	USD	200,250

	Total Convertible Corporate Bonds (Cost $187,218)		200,250

CORPORATE BONDS: 60.93%
Argentina: 2.55%

	Empresa Distribuidora Y Comercializadora Norte, Sr. Unsec. Notes

150,000	9.750%, 10/25/22(d)	USD	124,500
Principal Amount		Currency	Value (Note 2)

China: 5.52%

	MIE Holdings Corp., Sr. Unsec. Notes

300,000	9.750%, 05/12/16(a)	USD	$270,000

Indonesia: 5.19%

	Bakrie Telecom Pte, Ltd., Sr. Unsec. Notes

400,000	11.500%, 05/07/15(d)	USD	254,000

Jamaica: 5.06%

	Digicel Group, Ltd., Sr. Unsec. Notes

250,000	8.875%, 01/15/15(d)	USD	247,500

Kazakhstan: 1.43%

	BTA Bank JSC, Sr. Unsec. Bonds

400,000	10.750%, 07/01/18(b)(d)(e)(f)	USD	70,000

Mexico: 6.19%

	Grupo Senda Autotransporte SA de CV, Sr. Sec. Notes

100,000	10.500%, 10/03/15(d)	USD	96,000

	Maxcom Telecomunicaciones SAB de CV, Sr. Sec. Notes, Series B

350,000	11.000%, 12/15/14	USD	206,500

			302,500

Nigeria: 6.07%

	Afren Plc, First Lien Notes

300,000	11.500%, 02/01/16(d)	USD	297,000

Russia: 9.47%

	Promsvyazbank Via PSB Finance SA, Sec. Notes

200,000	11.250%, 07/08/16	USD	209,000

	VimpelCom Holdings BV, Sr. Unsec. Notes

300,000	7.504%, 03/01/22(a)	USD	253,500

			462,500

Turkey: 2.22%

	Yuksel Insaat AS, Sr. Unsec. Notes

150,000	9.500%, 11/10/15(d)	USD	108,750

Ukraine: 6.14%

	Avangardco Investments Public, Ltd., Sr. Unsec. Notes

150,000	10.000%, 10/29/15	USD	111,750

December 31, 2011	84	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Credit Long/Short Fund

Principal Amount		Currency	Value (Note 2)
Ukraine (continued): 6.14%

	Naftogaz Ukraine, Unsec. Notes

200,000	9.500%, 09/30/14	USD	$188,500

			300,250

United States: 5.18%

	Merrill Lynch & Co., Inc., Sub. Notes

200,000	5.700%, 05/02/17	USD	183,924

	MF Global Holdings, Ltd., Sr. Unsec. Notes

200,000	6.250%, 08/08/16(g)	USD	69,530

			253,454

Venezuela: 5.91%

	Petroleos De Venezue SA, Sr. Unsec. Notes

400,000	5.000%, 10/28/15	USD	289,000

	Total Corporate Bonds (Cost $3,176,189)		2,979,454
Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 13.27%

	Brown Brothers Harriman & Co.-Grand Cayman

1	0.030%, due 01/03/12	EUR	1

	Wells Fargo Bank & Co.-San Francisco

648,935	0.030%, due 01/03/12	USD	648,935

	Total Short-Term Bank Debt Instruments (Cost $648,936)		648,936

	Total Investments: 93.07% (Cost $4,758,453)		4,551,416

	Net Other Assets and Liabilities: 6.93%		339,047

	Net Assets: 100.00%		$4,890,463

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $599,750, representing 12.26% of net assets.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011.

(c) Interest only security.

(d) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $1,197,750 representing 24.49% of net assets.

(e) Represents a step bond. Rate disclosed is as of December 31, 2011.

(f) Security in default on interest payments due January 1, 2012.

(g) Security in default on interest payments, pending the outcome of the bankruptcy filing. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

Percentages are stated as a percent of net assets.

CREDIT DEFAULT SWAPS CONTRACTS ON CORPORATE AND SOVEREIGN OBLIGATION ISSUES - BUY PROTECTION(h)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2011(i )	Notional Amount(j)	Market Value	Upfront Premiums Paid	Unrealized Depreciation
China Development Bank	Morgan Stanley	(1.000%)	12/20/16	0.028%	$1,000,000	$79,819	$85,255	$(5,436)
State of Israel	BNP Paribas	(1.000%)	03/20/17	0.019%	1,000,000	45,181	52,977	(7,796)
State of Israel	BNP Paribas	(1.000%)	03/20/17	0.019%	500,000	22,637	25,561	(2,923)
						$147,637	$163,793	$(16,155)

See Notes to Financial Statements	85	December 31, 2011

Portfolio of Investments (Note 10)

Forward Global Credit Long/Short Fund

(h) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(i) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Investment Abbreviations:

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Currency Abbreviations:

ARS — Argentine Peso

EUR — Euro

USD — U.S. Dollar

December 31, 2011	86	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Growth Fund

Shares		Value (Note 2)

COMMON STOCKS: 99.59%
Consumer Discretionary: 19.01%

32,470	Aéropostale, Inc.(a)	$495,168

31,939	BJ’s Restaurants, Inc.(a)	1,447,476

3,202	Bluegreen Corp.(a)	8,998

71,500	Body Central Corp.(a)	1,784,640

42,714	Bravo Brio Restaurant Group, Inc.(a)	732,545

110,171	Cost Plus, Inc.(a)	1,074,167

86,831	Crocs, Inc.(a)	1,282,494

76,168	Finish Line, Inc., Class A	1,468,900

33,281	Francesca’s Holdings Corp.(a)	575,761

45,114	Hibbett Sports, Inc.(a)	2,038,251

23,500	Mattress Firm Holding Corp.(a)	544,965

27,955	NutriSystem, Inc.	361,458

132,147	Shuffle Master, Inc.(a)	1,548,763

30,637	Skullcandy, Inc.(a)	383,575

21,418	Teavana Holdings, Inc.(a)	402,230

115,337	Texas Roadhouse, Inc., Class A	1,718,521

29,371	Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,906,765

42,761	Vitamin Shoppe, Inc.(a)	1,705,309

179,682	Wet Seal, Inc., Class A(a)	585,763

		20,065,749

Consumer Staples: 2.47%

19,590	Chefs’ Warehouse Holdings, Llc(a)	349,877

4,308	Diamond Foods, Inc.	139,019

19,161	Fresh Market, Inc.(a)(b)	764,524

46,603	GNC Holdings, Inc., Class A(a)	1,349,157

		2,602,577

Energy: 8.81%

28,448	C&J Energy Services, Inc.(a)	595,417

80,926	Cheniere Energy, Inc.(a)(b)	703,247

51,251	Gevo, Inc.(a)	322,369

54,400	Gulfport Energy Corp.(a)	1,602,080

19,120	Hornbeck Offshore Services, Inc.(a)	593,102

240,055	Kodiak Oil & Gas Corp.(a)(b)	2,280,522

267,444	Magnum Hunter Resources Corp.(a)(b)	1,441,523

82,628	Newpark Resources, Inc.(a)	784,966

21,180	Rex Energy Corp.(a)	$312,617

52,536	Tesco Corp.(a)	664,055

		9,299,898

Financial Services: 5.63%

38,090	Bank of The Ozarks, Inc.	1,128,607

20,322	Financial Engines, Inc.(a)	453,790

3,500	Mid-America Apartment Communities, Inc.	218,925

26,175	Signature Bank(a)	1,570,238

27,370	Tanger Factory Outlet Centers, Inc.	802,488

29,116	Texas Capital Bancshares, Inc.(a)	891,241

70,199	Walker & Dunlop, Inc.(a)	881,700

		5,946,989

Health Care: 19.68%

29,289	Acadia Healthcare Co., Inc.(a)	292,011

80,013	Achillion Pharmaceuticals, Inc.(a)	609,699

144,524	Akorn, Inc.(a)	1,607,107

17,278	Alkermes Plc(a)	299,946

28,225	Catalyst Health Solutions, Inc.(a)	1,467,700

96,244	Dusa Pharmaceuticals, Inc.(a)	421,549

36,535	Greatbatch, Inc.(a)	807,423

8,560	HealthSouth Corp.(a)	151,255

51,000	Incyte Corp., Ltd.(a)(b)	765,510

56,260	Inhibitex, Inc.(a)	615,484

27,020	Jazz Pharmaceuticals, Inc.(a)	1,043,782

27,648	Medivation, Inc.(a)	1,274,849

61,136	Merit Medical Systems, Inc.(a)	818,000

40,876	Molina Healthcare, Inc.(a)	912,761

39,747	MWI Veterinary Supply, Inc.(a)	2,640,791

107,420	NPS Pharmaceuticals, Inc.(a)	707,898

28,724	PAREXEL International Corp.(a)	595,736

24,690	Quality Systems, Inc.	913,283

49,601	Sagent Pharmaceuticals, Inc.(a)(b)	1,041,621

32,921	Salix Pharmaceuticals, Ltd.(a)	1,575,270

76,600	Sequenom, Inc.(a)(b)	340,870

8,520	Sirona Dental Systems, Inc.(a)	375,221

See Notes to Financial Statements	87	December 31, 2011

Portfolio of Investments (Note 10)

Forward Growth Fund

Shares		Value (Note 2)
Health Care (continued): 19.68%

24,350	Theravance, Inc.(a)	$538,135

15,120	Zoll Medical Corp.(a)	955,282

		20,771,183

Materials & Processing: 3.89%

40,868	Allied Nevada Gold Corp.(a)	1,237,483

29,116	Kraton Performance Polymers, Inc.(a)	591,055

4,062	NewMarket Corp.	804,723

22,200	Schweitzer-Mauduit International, Inc.	1,475,412

		4,108,673

Producer Durables: 16.64%

28,830	American Railcar Industries, Inc.(a)	689,902

8,060	Applied Industrial Technologies, Inc.	283,470

13,315	Chart Industries, Inc.(a)	719,942

65,883	FARO Technologies, Inc.(a)	3,030,618

17,326	Gorman-Rupp Co.	470,401

27,123	Hub Group, Inc., Class A(a)	879,599

8,740	Lindsay Corp.	479,738

14,072	Middleby Corp.(a)	1,323,331

17,582	Raven Industries, Inc.	1,088,326

83,198	Roadrunner Transportation Systems, Inc.(a)	1,175,588

27,214	Robbins & Myers, Inc.	1,321,240

36,149	Rush Enterprises, Inc., Class A(a)	756,237

33,638	Tennant Co.	1,307,509

37,436	Triumph Group, Inc.	2,188,134

35,010	WESCO International, Inc.(a)	1,855,880

		17,569,915

Technology: 23.46%

70,477	3D Systems Corp.(a)(b)	1,014,869

22,250	AboveNet, Inc.(a)	1,446,473

33,998	Acme Packet, Inc.(a)	1,050,878

13,262	ADTRAN, Inc.	399,982

55,468	Aruba Networks, Inc.(a)	1,027,267

19,849	Cavium, Inc.(a)	564,307

48,170	Finisar Corp.(a)	806,607

74,520	Fortinet, Inc.(a)	1,625,281

58,210	II-VI, Inc.(a)	$1,068,736

35,585	Inphi Corp.(a)	425,597

27,742	InterDigital, Inc.(b)	1,208,719

36,308	IPG Photonics Corp.(a)	1,229,752

56,627	Ixia, Inc.(a)	595,150

5,751	Jive Software, Inc.(a)	92,016

47,155	Microsemi Corp.(a)	789,846

40,094	Mitek Systems, Inc.(a)	290,681

46,450	Monolithic Power Systems, Inc.(a)	700,001

101,550	Neonode, Inc.(a)	482,362

42,290	QLIK Technologies, Inc.(a)	1,023,418

24,090	Rackspace Hosting, Inc.(a)	1,036,111

25,195	Saba Software, Inc.(a)	198,789

142,845	ShoreTel, Inc.(a)	911,351

38,553	Sourcefire, Inc.(a)(b)	1,248,346

40,440	Synchronoss Technologies, Inc.(a)	1,221,692

29,952	Taleo Corp., Class A(a)	1,158,843

49,676	TIBCO Software, Inc.(a)	1,187,753

30,013	Ultimate Software Group, Inc.(a)	1,954,447

		24,759,274
	Total Common Stocks (Cost $84,898,736)	105,124,258
WARRANTS: 0.00%(c)
22,283	Magnum Hunter Resources Corp., Warrants, Strike Price $10.50 (expiring 10/14/13)(a)(b)	0
	Total Warrants (Cost $0)	0

Par Value
SHORT-TERM BANK DEBT INSTRUMENTS: 1.14%
$1,204,945	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/12	1,204,945
	Total Short-Term Bank Debt Instruments (Cost $1,204,945)	1,204,945
	Total Investments: 100.73% (excluding investments purchased with cash collateral from securities loaned) (Cost $86,103,681)	106,329,203

December 31, 2011	88	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Growth Fund

Shares		Value (Note 2)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 7.69%
8,119,134	Short-Term Investment Trust, Liquid Assets Portfolio Institutional Class, 0.160% 7 day-yield(d)	$8,119,134

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $8,119,134)	8,119,134

	Total Investments: 108.42% (Cost $94,222,815)	114,448,337

	Net Other Assets and Liabilities: (8.42)%	(8,888,712)

	Net Assets: 100.00%	$105,559,625

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) Less than 0.005%.

(d) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2).

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	89	December 31, 2011

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)

COMMON STOCKS: 88.45%
Australia: 0.58%

73,000	Clough, Ltd.	$51,518

Austria: 0.80%

1,800	Vienna Insurance Group AG	71,334

Belgium: 0.69%

1,200	EVS Broadcast Equipment SA	61,332

Brazil: 1.06%

17,866	BM&F BOVESPA SA	93,868

Canada: 1.56%

2,600	TELUS Corp., Non-Voting Depositary Receipt	139,230

China: 3.84%

175,000	Agricultural Bank of China, Ltd.	75,258

304,000	Kingsoft Corp., Ltd.	113,511

130,000	Xinhua Winshare Publishing and Media Co., Ltd., Class H	52,726

266,000	Zijin Mining Group Co., Ltd., Class H	100,008

		341,503

Estonia: 1.18%

25,470	Silvano Fashion Group AS, Class A	104,735

France: 5.91%

5,750	Sanofi, ADR	210,105

4,400	Total SA, Sponsored ADR	224,884

4,140	Vivendi SA	90,660

		525,649

Germany: 1.43%

2,000	Bayer AG, Sponsored ADR	127,600

Hong Kong: 8.79%

25,500	Allied Group, Ltd.	62,383

29,400	BOC Hong Kong Holdings, Ltd.	69,652

213,000	City Telecom HK, Ltd.	111,346

2,595,500	CSI Properties, Ltd.	75,192

73,000	First Pacific Co., Ltd.	75,946

19,000	First Pacific Co., Ltd., Sponsored ADR	97,470

312,000	Guangdong Investment, Ltd.	189,210

39,000	YGM Trading, Ltd.	$101,183

		782,382

India: 0.33%

2,300	Bajaj Holdings and Investment, Ltd., Sponsored GDR(a)	29,523

Indonesia: 6.74%

394,500	PT AKR Corporindo Tbk	131,609

1,550,000	PT Astra Graphia Tbk	194,872

237,500	PT Kalbe Farma Tbk	89,054

604,500	PT Media Nusantara Citra Tbk	87,333

50,500	PT Tambang Batubara Bukit Asam Tbk	96,628

		599,496

Ireland: 3.43%

10,000	Experian Group, Ltd., Sponsored ADR	135,700

3,247	WPP Group Plc, Sponsored ADR	169,591

		305,291

Israel: 2.67%

50,000	Ormat Industries, Ltd.	237,470

Italy: 1.42%

11,850	Danieli & Co. Officine Meccaniche SpA	126,452

Japan: 10.00%

13	Inpex Corp.	81,915

1,500	ITOCHU Techno-Solutions Corp.	67,331

23	Kenedix Realty Investment Corp.	66,935

3,650	Komatsu, Ltd.	85,311

6,700	Kuraray Co., Ltd.	95,316

1,400	Lawson, Inc.	87,398

23,400	Mitsubishi UFJ Financial Group, Inc., ADR	98,046

1,600	Nippon Telegraph & Telephone Corp., ADR	40,528

3,000	Santen Pharmaceutical Co., Ltd.	123,554

45	Wacom Co., Ltd.	68,579

1,700	West Japan Railway Co.	73,879

		888,792

December 31, 2011	90	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)
Malaysia: 2.16%

57,000	Genting Malaysia Bhd	$68,868

33,000	Hartalega Holdings Bhd	60,795

23,000	Malayan Banking Bhd	62,252

		191,915

Mexico: 1.25%

1,600	Fomento Economico Mexicano SAB de CV, Sponsored ADR	111,536

Netherlands: 2.11%

1,800	Royal Dutch Shell Plc, ADR	131,562

9,400	STMicroelectronics NV	55,742

		187,304

Pakistan: 0.31%

2,900	HUB Power Co., Ltd., Sponsored GDR	27,498

Philippines: 0.89%

180,000	Manila Water Co., Inc.	79,626

Russia: 0.96%

1,600	OAO LUKOIL, Sponsored ADR	85,120

Scotland: 1.92%

8,500	Scottish & Southern Energy Plc	170,417

Singapore: 5.82%

5,773	China Yuchai International, Ltd.	79,610

121,000	CSE Global, Ltd.	69,966

79,200	Eng Kah Corp.	80,199

230,000	Kian Ann Engineering, Ltd.	33,692

45,000	Miclyn Express Offshore, Ltd.	91,132

28,000	SembCorp Marine, Ltd.	82,464

28,500	Singapore Press Holdings, Ltd.	81,080

		518,143

South Korea: 3.17%

4,200	DGB Financial Group, Inc.(b)	47,031

9,300	JNK Heaters Co., Ltd.(b)	146,927

19,600	Tae-Yang, Inc., Co., Ltd.(b)	87,792

		281,750
Switzerland: 3.65%

2,330	Novartis AG, ADR	$133,206

3,250	Syngenta AG, ADR(b)	191,555

		324,761

Taiwan: 2.43%

145,787	Chinatrust Financial Holding Co., Ltd.	91,000

9,713	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	125,394

		216,394

Thailand: 1.57%

59,000	Hana Microelectronics Pcl	35,344

150,000	SNC Former Pcl, Non-Voting Depositary Receipt	104,120

		139,464

Turkey: 3.20%

30,442	Anadolu Hayat Emeklilik AS	44,206

18,275	Aselsan Elektronik Sanayi Ve Ticaret AS	79,131

7,500	Pinar Sut Mamulleri Sanayii AS	61,782

5,600	Turk Traktor ve Ziraat Makineleri AS	99,951

		285,070

United Kingdom: 8.19%

4,025	GlaxoSmithKline Plc, Sponsored ADR	183,661

2,000	HSBC Holdings Plc, Sponsored ADR	76,200

19,500	Man Group Plc	38,066

5,600	Standard Chartered Plc	122,537

6,169	Tesco Plc, Sponsored ADR	116,224

5,740	Unilever Plc, Sponsored ADR	192,405

		729,093

Vietnam: 0.39%

21,000	HAGL JSC, GDR(a)(b)	34,650

	Total Common Stocks (Cost $7,896,064)	7,868,916

PARTICIPATION NOTES: 0.77%
India: 0.77%

1,900	Hero Motocorp., Ltd. (Loan Participation Notes issued by Macquarie Capital (USA), Inc.), expiring 12/10/14(b)	68,163

	Total Participation Notes (Cost $77,277)	68,163

See Notes to Financial Statements	91	December 31, 2011

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)

PREFERRED STOCKS: 2.34%
Brazil: 1.20%

5,200	Vale SA, Sponsored ADR, Preferred Shares	$107,120
United States: 1.14%

4,500	FelCor Lodging Trust, Inc., Series C, 8.000%	101,295

	Total Preferred Stocks (Cost $264,707)	208,415

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.10%
United States: 1.10%

	Federal National Mortgage Association, REMICS

$1,253,374	4.500%, 12/25/20	98,281

	Total Collateralized Mortgage Obligations (Cost $114,415)	98,281

Par Value		Currency	Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 2.98%

	Brown Brothers Harriman & Co.-Grand Cayman

1	0.030%, due 01/03/12	EUR	$1

34	0.030%, due 01/03/12	AUD	35

	Wells Fargo Bank & Co.-San Francisco

264,876	0.030%, due 01/03/12	USD	264,876

	Total Short-Term Bank Debt Instruments (Cost $264,910)		264,912

	Total Investments: 95.64% (Cost $8,617,373)		8,508,687

	Net Other Assets and Liabilities: 4.36%		388,279	(c)

	Net Assets: 100.00%		$8,896,966

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $64,173 representing 0.72% of net assets.

(b) Non-income producing security.

(c) Includes cash which is being held as collateral for futures contracts.

Percentages are stated as a percent of net assets.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
MSCI EAFE® E-Mini Future	Long	6	03/19/12	$422,820	$(10,684)
				$422,820	$(10,684)

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

REMICS — Real Estate Mortgage Investment Conduits

Currency Abbreviations:

AUD — Australian Dollar

EUR — Euro

USD — U.S. Dollar

December 31, 2011	92	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

COMMON STOCKS: 83.84%
Australia: 2.73%

1,672,070	DUET Group	$3,001,384

2,254,669	Fairfax Media, Ltd.(a)	1,660,371

480,660	Medusa Mining, Ltd.(a)	2,187,701

615,919	Wotif.com Holdings, Ltd.(a)	2,248,960

		9,098,416

Belgium: 1.48%

49,595	Mobistar SA	2,598,980

53,528	SA D’Ieteren NV	2,360,317

		4,959,297

China: 1.36%

751,200	China Insurance International Holdings Co., Ltd.(b)	1,392,795

2,075,000	Comba Telecom Systems Holdings, Ltd.	1,672,482

2,578,000	New World Department Store China, Ltd.	1,470,468

		4,535,745

Denmark: 2.09%

66,801	D/S Norden AS	1,564,386

152,055	DSV AS	2,726,945

17,657	SimCorp AS	2,696,218

		6,987,549

Finland: 1.53%

106,741	Elisa Oyj	2,228,347

61,023	Outotec Oyj	2,874,830

		5,103,177

France: 4.28%

367,392	Altran Technologies SA(b)	1,331,389

103,778	Compagnie Generale de Geophysique-Veritas(b)	2,435,119

59,247	Ingenico SA	2,139,379

100,528	SCOR SE	2,349,752

104,138	Teleperformance SA	2,314,852

14,926	Virbac SA	2,316,220

21,142	Wendel SA	1,409,193

		14,295,904
Shares		Value (Note 2)

Germany: 8.88%

311,236	ADVA AG Optical Networking(b)	$1,460,209

30,613	Fielmann AG	2,909,750

134,463	GEA Group AG	3,802,519

68,484	Kabel Deutschland Holding AG(b)	3,475,830

49,769	Krones AG(a)	2,368,158

46,073	MTU Aero Engines Holding AG	2,948,100

32,691	Pfeiffer Vacuum Technology AG	2,861,018

123,486	Symrise AG	3,295,517

479,231	TUI AG(a)(b)	2,975,307

219,569	Wirecard AG	3,529,473

		29,625,881

Hong Kong: 3.55%

3,849,000	BYD Electronic International Co., Ltd.(b)	1,095,240

57,574,000	CST Mining Group, Ltd.(b)	467,021

3,112,168	Daphne International Holdings, Ltd.	3,466,157

1,256,600	Esprit Holdings, Ltd.(a)	1,621,190

542,300	Kingboard Chemical Holdings, Ltd.	1,605,966

3,202,000	Oriental Watch Holdings(a)	1,467,710

3,622,000	VST Holdings, Ltd.(b)	452,365

2,940,000	Xinyi Glass Holdings, Ltd.(a)	1,688,306

		11,863,955

Italy: 3.77%

526,070	Amplifon SpA	2,227,789

962,434	Piaggio & C. SpA	2,264,551

533,053	Pirelli & C. SpA	4,487,814

155,972	Prysmian SpA	1,936,907

1,095,821	Sorin SpA(b)	1,680,642

		12,597,703

Japan: 21.20%

116,161	Aeon Delight Co., Ltd.	2,349,782

138,161	Akebono Brake Industry Co., Ltd.(a)	595,939

133,400	Coca-Cola West Co., Ltd.	2,313,746

133,234	Daiseki Co., Ltd.	2,168,926

33,100	Disco Corp.	1,726,601

84,400	Don Quijote Co., Ltd.	2,895,939

See Notes to Financial Statements	93	December 31, 2011

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)
Japan (continued): 21.20%

178,100	Elpida Memory, Inc.(a)(b)	$828,372

251,000	Hitachi Metals, Ltd.	2,729,466

103,107	Hoshizaki Electric Co., Ltd.	2,421,950

134,800	Izumi Co., Ltd.	2,229,445

67,000	Japan Petroleum Exploration Co., Ltd.	2,620,112

152,888	JSR Corp.	2,820,592

212,400	JTEKT Corp.	2,088,954

372,800	Keiyo Bank, Ltd.	1,845,353

53,441	Kobayashi Pharmaceutical Co., Ltd.	2,811,953

119,016	Musashi Seimitsu Industry Co., Ltd.	2,572,985

192,000	NGK Insulators, Ltd.	2,279,953

373	Osaka Securities Exchange Co., Ltd.(a)	2,141,951

100,700	Pola Orbis Holdings, Inc.	2,721,268

1,035,300	Sapporo Holdings, Ltd.	3,914,152

175,000	Shimadzu Corp.	1,482,396

113,200	Sundrug Co., Ltd.	3,429,679

140,604	THK Co., Ltd.	2,771,161

1,137,400	Tokyo Tatemono Co., Ltd.(b)	3,443,084

364,949	Toshiba Plant Systems & Services Corp.	3,703,068

105,510	Tsumura & Co.	3,111,702

2,604	United Urban Investment Corp.	2,953,478

239,000	Yaskawa Electric Corp.	2,033,844

192,700	Yokogawa Electric Corp.(b)	1,739,983

		70,745,834

Netherlands: 2.16%

99,155	ASM International NV	2,920,815

65,282	Nutreco NV	4,295,524

		7,216,339

Norway: 1.38%

3,559,225	Marine Harvest ASA	1,538,938

138,129	TGS NOPEC Geophysical Co., ASA	3,060,115

		4,599,053

Singapore: 1.52%

2,418,000	ComfortDelGro Corp., Ltd.	2,637,886

4,400,190	Golden Agri-Resources, Ltd.	2,425,609

		5,063,495

Spain: 3.16%

80,935	Bolsas y Mercados Espanoles SA	$2,178,798

121,548	Ebro Foods SA	2,257,444

193,309	Grifols SA, Class A(a)(b)	3,252,465

19,331	Grifols SA, Class B(b)	210,159

71,191	Viscofan SA	2,640,696

		10,539,562

Sweden: 1.89%

213,551	Alliance Oil Co., Ltd., SDR(b)	2,660,835

351,170	Meda AB, Class A	3,653,529

		6,314,364

Switzerland: 2.26%

47,585	BKW SA(b)	1,846,559

9,842	Kuoni Reisen Holding AG, Class B(b)	2,357,554

19,073	Partners Group Holding AG	3,328,079

		7,532,192

United Kingdom: 20.60%

341,453	Babcock International Group Plc	3,900,153

1,200,977	BBA Aviation Plc	3,319,883

227,909	Charter International Plc	3,344,732

283,999	Cookson Group Plc	2,244,929

436,073	Daily Mail & General Trust Plc NV, Class A	2,707,510

57,820	Derwent London Plc	1,400,783

299,740	Domino Printing Sciences Plc	2,383,322

1,752,907	EnQuest Plc(b)	2,516,714

498,603	Homeserve Plc	2,219,214

288,427	Hunting Plc	3,359,427

500,507	IG Group Holdings Plc	3,706,855

699,811	Informa Plc	3,926,601

549,198	International Personal Finance Plc	1,462,720

714,059	Meggitt Plc	3,912,288

570,889	Melrose Plc	3,014,385

738,419	Mitchells & Butlers Plc(b)	2,681,115

162,049	Mondi Plc	1,145,054

654,297	Premier Farnell Plc	1,829,008

691,765	Premier Oil Plc(b)	3,899,719

December 31, 2011	94	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares			Value (Note 2)

United Kingdom (continued) : 20.60%

922,583	RPS Group Plc		$2,578,969

199,855	Spectris Plc		4,000,700

118,315	Spirax-Sarco Engineering Plc		3,441,483

1,641,358	Spirent Communications Plc		3,005,282

545,782	St. James’s Place Capital Plc		2,750,439

			68,751,285

	Total Common Stocks (Cost $273,335,581)		279,829,751

EXCHANGE-TRADED FUNDS: 3.25%
United States: 3.25%

311,564	iShares® MSCI EAFE Small Cap Index Fund		10,829,965

	Total Exchange-Traded Funds (Cost $10,851,047)		10,829,965

PREFERRED STOCKS: 1.06%
Germany: 1.06%

81,097	Fuchs Petrolub AG		3,549,732

	Total Preferred Stocks (Cost $2,018,257)		3,549,732

Par Value		Currency

SHORT-TERM BANK DEBT INSTRUMENTS: 6.12%
	Brown Brothers Harriman & Co.- Grand Cayman

5	0.030%, due 01/03/12	EUR	7

47	0.030%, due 01/03/12	JPY	1

1	0.030%, due 01/03/12	GBP	2

	JPMorgan Chase-New York

324,000	0.030%, due 01/03/12	HKD	41,717

	Wells Fargo Bank & Co.-San Francisco

20,377,480	0.030%, due 01/03/12	USD	20,377,480

	Total Short-Term Bank Debt Instruments (Cost $20,419,207)		20,419,207

	Total Investments: 94.27% (excluding investments purchased with cash collateral from securities loaned) (Cost $306,624,092)		314,628,655

Shares		Value (Note 2)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 5.09%

17,005,811	Short-Term Investments Trust, Liquid Assets Portfolio Institutional Class, 0.160% 7 day-yield(c)	$17,005,811

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $17,005,811)	17,005,811

	Total Investments: 99.36% (Cost $323,629,903)	331,634,466

	Net Other Assets and Liabilities: 0.64%	2,133,457	(d)

	Net Assets: 100.00%	$333,767,923

(a) Security, or portion of security, is currently on loan.

(b) Non-income producing security.

(c) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2).

(d) Includes cash which is being held as collateral for swap contracts.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	95	December 31, 2011

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain
Barclays Capital	MSCI International Small Cap EAFE Index	115 Bps	Total Return	01/26/12	30,098,749	$449,015
					30,098,749	$449,015

Investment Abbreviations:

MSCI — Morgan Stanley Capital International

SDR — Special Drawing Rights

Currency Abbreviations:

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

USD — U.S. Dollar

December 31, 2011	96	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Large Cap Dividend Fund

Shares		Value (Note 2)

COMMON STOCKS: 97.15%
Consumer Discretionary: 10.60%

13,100	Comcast Corp., Class A	$310,601

4,247	McDonald’s Corp.	426,101

6,020	Omnicom Group, Inc.	268,372

12,200	Staples, Inc.	169,458

9,540	Time Warner, Inc.	344,776

		1,519,308

Consumer Staples: 11.06%

11,950	Archer-Daniels-Midland Co.	341,770

4,050	Coca-Cola Co.	283,379

4,800	McCormick & Co., Inc.	242,016

4,891	Procter & Gamble Co.	326,279

6,550	Wal-Mart Stores, Inc.	391,427

		1,584,871

Energy: 14.17%

3,790	Chevron Corp.	403,256

7,530	ConocoPhillips Corp.	548,711

5,670	Exxon Mobil Corp.	480,589

6,590	Royal Dutch Shell Plc, ADR	481,663

3,500	Williams Cos., Inc.	115,570

		2,029,789

Financials: 13.34%

5,360	American Express Co.	252,831

1,350	BlackRock, Inc.	240,623

1,250	CME Group, Inc., Class A	304,588

9,200	Invesco, Ltd.	184,828

6,630	JPMorgan Chase & Co.	220,448

6,564	MetLife, Inc.	204,666

8,710	NYSE Euronext, Inc.	227,331

2,050	Public Storage	275,643

		1,910,958

Health Care: 11.00%

3,790	Becton, Dickinson and Co.	283,189

10,600	Cardinal Health, Inc.	430,466

5,300	Novartis AG, ADR	303,001
20,460	Pfizer, Inc.	442,754

Shares		Value (Note 2)

1,700	Techne Corp.	$116,042

		1,575,452

Industrials: 13.55%

3,560	3M Co.	290,959

3,400	Eaton Corp.	148,002

6,650	Emerson Electric Co.	309,824

5,510	General Dynamics Corp.	365,919

2,200	Lockheed Martin Corp.	177,980

2,120	Norfolk Southern Corp.	154,463

3,910	Stanley Black & Decker, Inc.	264,316

7,030	Waste Management, Inc.	229,951

		1,941,414

Information Technology: 20.18%

5,360	Automatic Data Processing, Inc.	289,494

18,010	Intel Corp.	436,742

2,220	International Business Machines Corp.	408,214

7,200	KLA-Tencor Corp.	347,400

6,220	Microchip Technology, Inc.	227,839

15,660	Microsoft Corp.	406,534

5,460	QUALCOMM, Inc.	298,662

14,500	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	187,195

9,900	Texas Instruments, Inc.	288,188

		2,890,268

Materials: 1.68%

8,000	Bemis Co., Inc.	240,640

Telecommunication Services: 1.57%

7,430	AT&T, Inc.	224,683

	Total Common Stocks (Cost $12,066,946)	13,917,383

CONVERTIBLE PREFERRED STOCKS: 1.89%
Financials: 1.89%

12,200	FelCor Lodging Trust, Inc., Series A, 1.950%	271,084

	Total Convertible Preferred Stocks (Cost $305,702)	271,084

See Notes to Financial Statements	97	December 31, 2011

Portfolio of Investments (Note 10)

Forward Large Cap Dividend Fund

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 1.06%
$152,340	JPMorgan Chase-New York 0.030%, due 01/03/12	$152,340

	Total Short-Term Bank Debt Instruments (Cost $152,340)	152,340

	Total Investments: 100.10% (Cost $12,524,988)	14,340,807

	Net Other Assets and Liabilities: (0.10)%	(14,438)

	Net Assets: 100.00%	$14,326,369

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt.

December 31, 2011	98	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

COMMON STOCKS: 90.83%
Brazil: 3.82%

16,100	BM&F Bovespa SA	$84,589

5,850	Itau Unibanco Holding SA, Preferred ADR	108,576

2,500	Vale SA, Sponsored Preferred ADR	51,500

		244,665

Chile: 0.84%

2,700	Corpbanca SA, ADR	53,703

China: 8.26%

195,000	Agricultural Bank of China, Ltd., Class H	83,859

155,000	China Petroleum & Chemical Corp., Class H	163,051

373,000	Kingsoft Corp., Ltd.	139,276

379,500	Zijin Mining Group Co., Ltd., Class H	142,680

		528,866

Estonia: 2.20%

34,200	Silvano Fashion Group AS, Class A	140,633

Hong Kong: 8.87%

1,000	China Mobile, Ltd., Sponsored ADR	48,490

123,000	First Pacific Co., Ltd.	127,963

324,000	Guangdong Investment, Ltd.	196,489

21,000	Kingboard Chemical Holdings, Ltd.	62,189

37,000	SJM Holdings, Ltd.	60,407

28,000	YGM Trading, Ltd.	72,644

		568,182

India: 0.30%

1,500	Bajaj Holdings and Investment, Ltd., Sponsored GDR(a)	19,254

Indonesia: 12.40%

405,000	PT AKR Corporindo Tbk	135,112

1,340,300	PT Astra Graphia Tbk	168,507

91,000	PT Bank Mandiri Tbk	67,742

245,000	PT Kalbe Farma Tbk	91,867

455,500	PT Media Nusantara Citra Tbk	65,807

105,400	PT Tambang Batubara Bukit Asam Tbk	201,674

2,100	PT Telekomunikasi Indonesia Tbk, Sponsored ADR	64,554

		795,263
Shares		Value (Note 2)

Israel: 1.85%

25,000	Ormat Industries, Ltd.	$118,735

Italy: 2.07%

12,400	Danieli & Compagnia Officine Meccaniche SpA	132,321

Malaysia: 7.25%

161,700	Eng Kah Corp. Bhd	163,741

104,600	Genting Malaysia Bhd	126,378

60,700	Hartalega Holdings Bhd	111,826

23,000	Malayan Banking Bhd	62,252

		464,197

Mexico: 3.04%

2,150	Fomento Economico Mexicano SAB de CV, Sponsored ADR	149,877

22,000	Grupo Bimbo SAB de CV, Series A	44,931

		194,808

Pakistan: 0.40%

2,700	HUB Power Co., Sponsored GDR	25,601

Philippines: 2.31%

335,000	Manila Water Co.	148,193

Poland: 1.05%

7,200	Powszechna Kasa Oszczednosci Bank Polski SA	67,018

Russia: 1.08%

1,300	Lukoil OAO, Sponsored ADR	69,160

Singapore: 2.22%

5,600	China Yuchai International, Ltd.	77,224

22,000	SembCorp Marine, Ltd.	64,793

		142,017

South Africa: 8.74%

3,400	Kumba Iron Ore, Ltd.	210,590

7,500	MTN Group, Ltd.	133,536

13,200	Reunert, Ltd.	103,016

6,400	Santam, Ltd.	112,825

		559,967

See Notes to Financial Statements	99	December 31, 2011

Portfolio of Investments (Note 10)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

South Korea: 4.19%

10,000	JNK Heaters Co., Ltd.(b)	$157,986

24,600	Tae-Yang, Inc. Co., Ltd.(b)	110,188

		268,174

Taiwan: 5.67%

118,234	Chinatrust Financial Holding Co., Ltd.	73,801

165,000	Formosan Rubber Group, Inc.	98,360

32,000	Quanta Computer, Inc.	67,321

9,600	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	123,936

		363,418

Thailand: 8.07%

85,500	Charoen Pokphand Foods Pcl, Non-Voting Depository Receipt	89,429

142,000	Hana Microelectronic Pcl	85,065

25,700	PTT Exploration & Production Pcl	137,257

18,000	Siam Commercial Bank Pcl, Non-Voting Depository Receipt	66,466

100,000	SNC Former Pcl, Non-Voting Depository Receipt	69,414

153,000	Supalai Public Co., Ltd.	69,347

		516,978

Turkey: 6.20%

40,800	Anadolu Hayat Emeklilik AS	59,248

22,000	Aselsan Elektronik Sanayi Ve Ticaret AS	95,261

11,900	Pinar SUT Mamulleri Sanayii AS	98,028

8,100	Turk Traktor ve Ziraat Makineleri AS	144,569

		397,106

	Total Common Stocks (Cost $6,783,987)	5,818,259

PARTICIPATION NOTES: 1.06%
India: 1.06%

1,900	Hero Motocorp, Ltd. (Loan Participation Notes issued by Macquarie Capital (USA), Inc.), expiring 12/10/14(b)	68,163

	Total Participation Notes (Cost $83,570)	68,163

Shares			Value (Note 2)

PREFERRED STOCKS: 1.18%
Brazil: 1.18%

2,100	Companhia de Bebidas das Americas, Preferred ADR		$75,789

	Total Preferred Stocks (Cost $68,579)		75,789

Principal Amount

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.02%
United States: 2.02%

	Federal Home Loan Mortgage Corporation, REMICS

$1,782,549	4.000%, 05/15/26		129,206

	Total Collateralized Mortgage Obligations (Cost $147,290)		129,206

Par Value		Currency

SHORT-TERM BANK DEBT INSTRUMENTS: 4.88%

	Brown Brothers Harriman & Co.—Grand Cayman

5	0.030%, due 01/03/12	ZAR	1

2	0.030%, due 01/03/12	EUR	2

	Wells Fargo Bank & Co.-San Francisco

312,831	0.030%, due 01/03/12	USD	312,831

	Total Short-Term Bank Debt Instruments (Cost $312,834)		312,834

	Total Investments: 99.97% (Cost $7,396,260)		6,404,251

	Net Other Assets and Liabilities: 0.03%		2,133

	Net Assets: 100.00%		$6,406,384

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $19,254 representing 0.30% of net assets.

(b) Non-income producing security.

Percentages are stated as a percent of net assets.

December 31, 2011	100	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select EM Dividend Fund

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

REMICS — Real Estate Mortgage Investment Conduits

Currency Abbreviations:

EUR — Euro

USD — U.S. Dollar

ZAR — South African Rand

See Notes to Financial Statements	101	December 31, 2011

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 90.13%
Consumer Discretionary: 12.48%

25,000	Carter’s, Inc.(a)	$995,250

33,900	Dana Holding Corp.(a)	411,885

10,000	Domino’s Pizza, Inc.(a)	339,500

15,000	Finish Line, Inc., Class A	289,275

20,000	GNC Holdings, Inc., Class A(a)	579,000

30,000	hhgregg, Inc.(a)	433,500

40,000	Liz Claiborne, Inc.(a)	345,200

9,200	Michael Kors Holdings, Ltd.(a)	250,700

20,000	Oxford Industries, Inc.	902,400

15,000	Papa John’s International, Inc.(a)	565,200

40,000	Saks, Inc.(a)	390,000

20,000	Select Comfort Corp.(a)	433,800

5,000	Sotheby’s	142,650

		6,078,360

Consumer Staples: 5.75%

20,000	B&G Foods, Inc.	481,400

20,000	Elizabeth Arden, Inc.(a)	740,800

10,000	Hain Celestial Group, Inc.(a)	366,600

30,000	Heckmann Corp.(a)	199,500

20,000	National Beverage Corp.(a)	321,400

225,000	Star Scientific, Inc.(a)	490,500

5,000	United Natural Foods, Inc.(a)	200,050

		2,800,250

Energy: 7.72%

40,000	C&J Energy Services, Inc.(a)	837,200

41,100	Key Energy Services, Inc.(a)	635,817

75,000	Kodiak Oil & Gas Corp.(a)	712,500

7,500	Patriot Coal Corp.(a)	63,525

30,000	Rex Energy Corp.(a)	442,800

14,900	Rosetta Resources, Inc.(a)	648,150

10,000	World Fuel Services Corp.	419,800

		3,759,792

Shares		Value (Note 2)

Financials: 14.59%

26,900	Altisource Portfolio Solutions SA(a)	$1,349,842

15,000	Evercore Partners, Inc., Class A	399,300

80,000	RAIT Financial Trust	380,000

17,900	Stifel Financial Corp.(a)	573,695

50,000	Strategic Hotels & Resorts, Inc.(a)	268,500

150,000	Sunstone Hotel Investors, Inc.(a)	1,222,500

22,524	SVB Financial Group(a)	1,074,170

30,000	Texas Capital Bancshares, Inc.(a)	918,300

12,500	World Acceptance Corp.(a)	918,750

		7,105,057

Health Care: 10.95%

60,000	Endologix, Inc.(a)	688,800

15,000	HMS Holdings Corp.(a)	479,700

472,000	K-V Pharmaceutical Co., Class A(a)	660,800

30,000	Myriad Genetics, Inc.(a)	628,200

50,000	Opko Health, Inc.(a)	245,000

22,700	Owens & Minor, Inc.	630,833

13,000	Questcor Pharmaceuticals, Inc.(a)	540,540

10,000	Salix Pharmaceuticals, Ltd.(a)	478,500

65,000	Sciclone Pharmaceuticals, Inc.(a)	278,850

40,000	Spectrum Pharmaceuticals, Inc.(a)	585,200

5,000	Volcano Corp.(a)	118,950

		5,335,373

Industrials: 10.34%

4,000	Acacia Research Corp.(a)	146,040

25,000	Actuant Corp., Class A	567,250

10,000	Advisory Board Co.(a)	742,100

15,000	Colfax Corp.(a)	427,200

47,153	Commercial Vehicle Group, Inc.(a)	426,263

25,000	Hexcel Corp.(a)	605,250

10,000	Northwest Pipe Co.(a)	228,600

30,000	Spirit Aerosystems Holdings, Inc., Class A(a)	623,400

75,000	Steelcase, Inc., Class A	559,500

20,000	Taser International, Inc.(a)	102,400

December 31, 2011	102	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)
Industrials: (continued) 10.34%

20,000	Titan International, Inc.	$389,200

10,000	Titan Machinery, Inc.(a)	217,300

		5,034,503

Information Technology: 17.36%

8,300	Angie’s List, Inc.(a)	133,630

20,000	BroadSoft, Inc.(a)	604,000

40,000	Cirrus Logic, Inc.(a)	634,000

16,000	Cognex Corp.	572,640

15,000	FEI Co.(a)	611,700

20,000	Finisar Corp.(a)	334,900

20,000	Fusion-io, Inc.(a)	484,000

10,000	Heartland Payment Systems, Inc.	243,600

18,000	InvenSense, Inc.(a)	179,280

5,000	JDA Software Group, Inc.(a)	161,950

8,000	Jive Software, Inc.(a)	128,000

30,000	Kenexa Corp.(a)	800,999

40,000	Keynote Systems, Inc.	821,600

95,000	Magma Design Automation, Inc.(a)	682,100

10,000	Manhattan Associates, Inc.(a)	404,800

10,000	NetSuite, Inc.(a)	405,500

15,000	SolarWinds, Inc.(a)	419,250

15,000	Spreadtrum Communications, Inc., ADR	313,200

20,000	Stamps.com, Inc.(a)	522,600

		8,457,749

Materials: 6.39%

7,500	AK Steel Holding Corp.	61,950

37,500	Coeur d’Alene Mines Corp.(a)	905,250

10,000	Georgia Gulf Corp.(a)	194,900

300,000	Golden Star Resources, Ltd.(a)	495,000

60,000	Hecla Mining Co.	313,800
Shares		Value (Note 2)

35,750	RTI International Metals, Inc.(a)	$829,758

30,000	Stillwater Mining Co.(a)	313,800

		3,114,458

Telecommunication Services: 0.17%

5,000	Level 3 Communications, Inc.(a)	84,950

Utilities: 4.38%

16,764	AGL Resources, Inc.	708,447

15,000	American States Water Co.	523,500

30,000	California Water Service Group	547,800

20,000	York Water Co.	352,800

		2,132,547

	Total Common Stocks (Cost $44,157,207)	43,903,039

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 7.53%

$3,666,571	Wells Fargo Bank & Co. - San Francisco 0.030%, due 01/03/12	3,666,571

	Total Short-Term Bank Debt Instruments (Cost $3,666,571)	3,666,571

	Total Investments: 97.66% (Cost $47,823,778)	47,569,610

	Net Other Assets and Liabilities: 2.34%	1,137,868	(b)

	Net Assets: 100.00%	$48,707,478

(a) Non-income producing security.

(b) Includes cash which is being held as collateral for futures contracts.

Percentages are stated as a percentage of net assets.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
Russell 2000® Mini Index	Long	65	03/19/12	$4,802,200	$33,500
				$4,802,200	$33,500

Investment Abbreviations:

ADR — American Depositary Receipt

See Notes to Financial Statements	103	December 31, 2011

Portfolio of Investments (Note 10)

Forward Tactical Enhanced Fund

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 88.15%

$25,334,088	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/12	$25,334,088

	Total Short-Term Bank Debt Instruments (Cost $25,334,088)	25,334,088

	Total Investments: 88.15% (Cost $25,334,088)	25,334,088

	Net Other Assets and Liabilities: 11.85%	3,404,730	(a)

	Net Assets: 100.00%	$28,738,818

(a) Includes cash which is being held as collateral for futures contracts.

Percentages are stated as a percent of net assets.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
S&P 500® E-Mini Future	Long	290	03/19/12	$18,162,700	$5,027
S&P Mid 400 E-Mini Future	Long	41	03/19/12	3,596,930	96,164
				$21,759,630	$101,191

Investment Abbreviations:

S&P — Standard & Poor’s

December 31, 2011	104	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Tactical Growth Fund

Shares		Value (Note 2)

EXCHANGE-TRADED FUNDS: 10.04%

620,837	iShares Russell 2000® Index Fund	$45,749,479

376,097	SPDR® Dow Jones Industrial Average ETF Trust	45,827,419

	Total Exchange-Traded Funds (Cost $92,248,912)	91,576,898

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 86.70%

$365,853,409	JPMorgan Chase-New York 0.030%, due 01/03/12	365,853,409

425,000,000	Wells Fargo Bank & Co. - San Francisco 0.030%, due 01/03/12	425,000,000

	Total Short-Term Bank Debt Instruments (Cost $790,853,409)	790,853,409

	Total Investments: 96.74% (Cost $883,102,321)	882,430,307

	Net Other Assets and Liabilities: 3.26%	29,750,736	(a)

	Net Assets: 100.00%	$912,181,043

(a) Includes cash which is being held as collateral for futures contracts.

Percentages are stated as a percent of net assets.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
S&P 500® E-Mini Future	Long	2,933	03/19/12	$183,693,790	$(835,172)
				$183,693,790	$(835,172)

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See Notes to Financial Statements	105	December 31, 2011

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

AGENCY PASS-THROUGH SECURITIES: 27.75%

Federal Farm Credit Bank (FFCB): 2.27%

	FFCB

$3,000,000	0.274%, 10/28/13(a)	$3,002,517

Federal Home Loan Mortgage Corp (FHLMC): 8.57%

	FHLMC

2,500,000	0.247%, 03/21/13(a)	2,502,892

600,000	0.500%, 02/08/13	600,120

500,000	0.550%, 12/27/13	500,067

200,000	0.700%, 11/04/13	200,149

1,000,000	0.800%, 12/19/14	1,000,193

1,500,000	0.875%, 11/14/14	1,501,529

500,000	0.875%, 12/19/14	500,300

500,000	0.920%, 12/12/14	500,356

1,000,000	1.020%, 06/19/15	1,000,871

2,826	1.984%, 01/01/26(a)	2,920

117,083	1.993%, 07/01/19(a)	117,447

14,456	2.064%, 01/01/23(a)	14,887

4,131	2.125%, 08/01/18(a)	4,179

48,224	2.126%, 08/01/19(a)	48,366

2,660	2.185%, 03/01/17(a)	2,686

25,345	2.250%, 07/01/19(a)	25,628

5,127	2.250%, 05/01/18(a)	5,173

46,986	2.278%, 02/01/23(a)	47,627

9,620	2.290%, 11/01/18(a)	10,094

2,871	2.319%, 09/01/30(a)	3,032

17,632	2.325%, 10/01/27(a)	18,566

15,522	2.327%, 12/01/18(a)	16,382

3,933	2.350%, 07/01/18(a)	4,128

42,064	2.350%, 10/01/33(a)	44,656

4,850	2.355%, 09/01/27(a)	5,116

34,788	2.367%, 12/01/29(a)	36,428

4,406	2.385%, 12/01/27(a)	4,647

2,737	2.400%, 11/01/19(a)	2,769

14,370	2.405%, 12/01/20(a)	14,936

30,938	2.410%, 08/01/30(a)	32,708

$4,809	2.415%, 12/01/27(a)	$5,075

1,994	2.415%, 06/01/18(a)	2,012

36,684	2.429%, 12/01/18(a)	36,886

7,216	2.456%, 11/01/27(a)	7,622

37,043	2.460%, 07/01/31(a)	37,516

12,101	2.475%, 02/01/32(a)	12,637

4,648	2.500%, 03/01/24(a)	4,663

65,388	2.526%, 07/01/24(a)	66,295

40,330	2.550%, 07/01/32(a)	42,489

54,207	2.550%, 10/01/20(a)	54,835

34,361	2.574%, 10/01/30(a)	35,675

4,916	2.595%, 08/01/17(a)	5,207

34,668	2.610%, 05/01/27(a)	34,812

17,543	2.625%, 07/01/18(a)	18,207

25,508	2.656%, 04/01/30(a)	26,898

6,133	2.668%, 08/01/23(a)	6,229

7,794	2.760%, 03/01/20(a)	7,851

62,340	2.884%, 08/01/36(a)	66,323

3,214	2.913%, 10/01/22(a)	3,407

9,286	2.970%, 08/01/19(a)	9,367

14,831	3.135%, 10/01/35(a)	15,663

46,492	3.365%, 08/01/26(a)	46,817

9,710	3.890%, 11/01/19(a)	9,824

32,189	3.895%, 12/01/17(a)	32,431

217,847	4.016%, 08/01/23(a)	219,665

59,663	4.034%, 10/01/19(a)	59,996

70,025	4.064%, 06/01/24(a)	70,720

5,190	4.076%, 09/01/18(a)	5,377

111,444	4.083%, 08/01/24(a)	112,351

300,000	4.125%, 09/27/13	319,451

88,442	4.161%, 05/01/25(a)	89,517

68,379	4.230%, 01/01/22(a)	69,038

25,254	4.240%, 11/01/24(a)	25,385

5,488	4.398%, 04/01/21(a)	5,728

14,475	4.740%, 03/01/19(a)	15,360

December 31, 2011	106	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)
Federal Home Loan Mortgage Corp (FHLMC) (continued): 8.57%

$67,319	4.780%, 04/01/24(a)	$70,897

5,316	4.820%, 05/01/20(a)	5,654

4,193	5.505%, 08/01/24(a)	4,503

126,830	5.842%, 07/01/37(a)	130,474

416,691	5.856%, 04/01/36(a)	447,208

26,290	5.940%, 06/01/36(a)	28,232

	FHLMC, Gold

128,624	2.473%, 03/01/27(a)	129,234

143,173	2.680%, 02/01/29(a)	151,815

		11,318,198

Federal National Mortgage Association (FNMA): 15.64%

	FNMA

300,000	0.375%, 12/28/12	300,710

500,000	0.600%, 12/27/13	500,005

500,000	0.600%, 11/21/13	499,948

200,000	0.625%, 10/25/13	200,127

1,600,000	0.750%, 12/18/13	1,607,199

600,000	0.750%, 12/06/13	600,029

15,427	0.760%, 01/01/31(a)	15,435

22,754	1.141%, 01/01/21(a)	23,052

4,049	1.341%, 06/01/21(a)	4,015

5,728	1.604%, 09/01/33(a)	5,878

32,022	1.618%, 10/01/40(a)	32,752

118,958	1.618%, 06/01/40(a)	121,632

72,156	1.618%, 06/01/40(a)	73,844

472,607	1.688%, 07/01/34(a)	484,601

12,233	1.706%, 03/01/28(a)	12,690

9,599	1.737%, 11/01/33(a)	10,040

4,729	1.787%, 11/01/33(a)	4,913

237,940	1.790%, 03/01/34(a)	239,252

6,658	1.840%, 12/01/24(a)	6,803

73,376	1.850%, 10/01/32(a)	74,954

159,163	1.894%, 02/01/33(a)	165,633

14,240	1.899%, 01/01/17(a)	14,384

22,467	1.910%, 06/01/30(a)	22,759

$16,567	1.952%, 03/01/35(a)	$17,386

25,384	1.971%, 07/01/34(a)	26,737

15,189	2.030%, 04/01/33(a)	15,937

279,023	2.046%, 05/01/33(a)	289,699

165,396	2.050%, 05/01/34(a)	173,952

11,281	2.052%, 04/01/18(a)	11,583

11,156	2.059%, 09/01/24(a)	11,407

33,245	2.125%, 06/01/19(a)	33,681

363,063	2.144%, 07/01/34(a)	367,820

7,358	2.144%, 08/01/29(a)	7,622

6,039	2.158%, 12/01/35(a)	6,222

450,264	2.160%, 11/01/35(a)	468,570

69,986	2.165%, 02/01/25(a)	72,814

346,532	2.166%, 11/01/35(a)	359,862

21,563	2.185%, 11/01/22(a)	21,683

164,330	2.186%, 07/01/33(a)	172,814

27,888	2.199%, 01/01/35(a)	29,130

35,098	2.204%, 08/01/35(a)	36,504

16,761	2.204%, 04/01/18(a)	17,198

11,115	2.205%, 10/01/28(a)	11,599

48,883	2.218%, 11/01/35(a)	50,969

57,355	2.220%, 04/01/32(a)	58,013

172,500	2.228%, 11/01/17(a)	180,488

212,889	2.258%, 03/01/34(a)	223,497

53,650	2.273%, 11/01/31(a)	54,140

816	2.275%, 01/01/20(a)	825

37,952	2.275%, 01/01/36(a)	39,629

54,000	2.280%, 01/01/25(a)	54,302

31,257	2.284%, 09/01/23(a)	31,588

23,065	2.313%, 08/01/36(a)	24,269

14,412	2.318%, 01/01/28(a)	15,093

70,237	2.321%, 07/01/36(a)	73,817

53,009	2.322%, 01/01/21(a)	56,029

102,652	2.327%, 08/01/33(a)	108,108

26,577	2.330%, 01/01/24(a)	27,531

See Notes to Financial Statements	107	December 31, 2011

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA) (continued): 15.64%

$60,233	2.343%, 09/01/33(a)	$63,281

1,149	2.345%, 10/01/27(a)	1,210

104,044	2.355%, 07/01/34(a)	109,868

1,399	2.355%, 07/01/25(a)	1,480

36,645	2.366%, 01/01/33(a)	37,126

309,184	2.368%, 06/01/33(a)	325,832

42,436	2.376%, 10/01/25(a)	44,381

83,480	2.391%, 05/01/33(a)	87,927

80,996	2.395%, 09/01/31(a)	82,437

23,784	2.404%, 12/01/26(a)	24,954

25,251	2.425%, 01/01/23(a)	25,329

535,912	2.446%, 09/01/32(a)	564,431

85,791	2.448%, 06/01/33(a)	86,595

3,621	2.449%, 09/01/37(a)	3,824

3,475	2.449%, 05/01/33(a)	3,663

17,946	2.450%, 05/01/24(a)	18,129

72,698	2.450%, 07/01/36(a)	76,946

58,859	2.454%, 12/01/30(a)	62,343

58,628	2.465%, 02/01/34(a)	61,366

66,642	2.465%, 02/01/35(a)	67,449

40,628	2.492%, 12/01/35(a)	41,526

5,428,745	2.493%, 05/01/34(a)	5,722,827

415,538	2.499%, 11/01/33(a)	422,022

73,150	2.510%, 04/01/35(a)	74,262

11,761	2.517%, 09/01/33(a)	12,500

527	2.520%, 07/01/17(a)	530

1,260	2.520%, 10/01/16(a)	1,263

88,591	2.526%, 06/01/32(a)	90,269

74,679	2.526%, 01/01/31(a)	76,672

9,223	2.529%, 07/01/28(a)	9,778

128,119	2.540%, 02/01/26(a)	134,647

45,630	2.547%, 08/01/32(a)	47,895

47,036	2.566%, 05/01/19(a)	48,694

32,479	2.566%, 08/01/33(a)	33,614

58,845	2.602%, 06/01/36(a)	62,175

$97,895	2.615%, 11/01/33(a)	$98,933

23,910	2.625%, 11/01/26(a)	25,432

17,076	2.630%, 06/01/33(a)	17,286

32,464	2.652%, 08/01/34(a)	34,476

121,875	2.662%, 05/01/34(a)	128,665

300,000	2.750%, 02/05/14	313,870

1,300,000	2.750%, 03/13/14	1,363,246

1,018	2.781%, 03/01/30(a)	1,075

41,738	2.815%, 01/01/18(a)	42,778

16,203	2.848%, 02/01/26(a)	17,162

58,786	2.875%, 08/01/30(a)	59,232

74,315	2.904%, 12/01/30(a)	78,473

12,259	2.906%, 03/01/36(a)	12,597

9,893	2.966%, 10/01/19(a)	10,314

35,907	2.996%, 11/01/36(a)	37,005

55,624	3.240%, 09/01/30(a)	58,669

2,904	3.573%, 08/01/26(a)	3,057

5,349	3.680%, 03/01/25(a)	5,360

5,449	3.825%, 01/01/19(a)	5,754

27,359	4.053%, 07/01/17(a)	29,091

199,933	4.067%, 05/01/36(a)	206,087

56,823	4.122%, 02/01/26(a)	59,827

116,000	4.248%, 03/01/37(a)	122,907

4,589	4.345%, 08/01/20(a)	4,605

36,616	4.578%, 12/01/19(a)	38,786

6,718	4.604%, 04/01/29(a)	6,762

10,573	4.690%, 06/01/19(a)	11,068

1,063	4.819%, 12/01/26(a)	1,140

945	4.993%, 05/01/18(a)	968

888,318	5.000%, 02/01/34	960,804

23,245	5.580%, 04/01/36(a)	24,886

9,158	5.950%, 03/01/27(a)	9,789

140,681	6.500%, 07/01/17	148,095

20,874	6.750%, 12/01/16(a)	21,880

		20,658,497

December 31, 2011	108	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)
Government National Mortgage Association (GNMA): 1.27%

	GNMA

$3,937	1.625%, 07/20/27(a)	$4,051

43,302	1.625%, 08/20/33(a)	44,557

4,788	1.625%, 07/20/27(a)	4,927

57,480	1.750%, 02/20/30(a)	59,543

50,758	1.750%, 10/20/37(a)	52,479

26,755	1.750%, 02/20/32(a)	27,716

83,395	1.750%, 02/20/32(a)	86,639

42,117	1.750%, 01/20/32(a)	43,628

67,362	1.875%, 12/20/32(a)	69,533

40,700	1.875%, 10/20/29(a)	42,011

76,711	2.000%, 03/20/33(a)	79,129

72,295	2.125%, 10/20/27(a)	74,550

45,343	2.125%, 12/20/29(a)	46,757

5,332	2.125%, 12/20/26(a)	5,498

73,388	2.125%, 10/20/25(a)	75,677

66,039	2.250%, 01/20/29(a)	68,203

54,713	2.250%, 03/20/29(a)	56,506

19,101	2.250%, 01/20/29(a)	19,727

67,645	2.250%, 10/20/35(a)	69,831

49,204	2.375%, 03/20/22(a)	50,888

4,408	2.375%, 04/20/22(a)	4,563

14,808	2.375%, 01/20/24(a)	15,315

118,845	2.375%, 01/20/23(a)	122,912

6,191	2.375%, 03/20/22(a)	6,403

45,947	2.375%, 01/20/27(a)	47,520

4,185	2.375%, 04/20/27(a)	4,332

43,377	2.375%, 03/20/24(a)	44,862

10,217	2.375%, 05/20/21(a)	10,577

48,203	2.375%, 02/20/27(a)	49,853

5,964	2.375%, 02/20/24(a)	6,168

23,287	2.375%, 03/20/24(a)	24,084

52,362	2.375%, 03/20/27(a)	54,154

2,305	2.375%, 06/20/27(a)	2,386

81,689	2.500%, 05/20/34(a)	84,678

$50,427	2.500%, 03/20/32(a)	$52,226

79,808	2.500%, 03/20/34(a)	82,656

12,531	3.000%, 10/20/18(a)	13,054

13,262	3.500%, 01/20/19(a)	13,886

52,860	4.000%, 03/20/16(a)	55,453

		1,676,932

	Total Agency Pass-Through Securities (Cost $36,557,963)	36,656,144

ASSET-BACKED SECURITIES: 0.65%
607,988	AmeriCredit Automobile Receivables Trust, 2010-B, Class A2 1.180%, 05/06/12	608,294

250,000	Charming Shoppes Master Trust, Series 2007-1A, Class A1 1.528%, 09/15/17(a)(b)	250,409

	Total Asset-Backed Securities (Cost $859,715)	858,703

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.23%
Collateralized Mortgage Obligations-Other: 1.18%

32,532	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205%, 03/11/12	32,537

208,408	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2 5.183%, 11/15/36	210,883

759,275	Deutsche Mortgage Securities, Inc., Series 2004-1, Class 1A1 5.500%, 09/25/33	794,056

300,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A 5 4.654%, 01/12/37	304,847

218,006	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2 5.303%, 02/15/40	218,637

		1,560,960
Federal Home Loan Mortgage Corp (FHLMC): 0.78%

	FHLMC, REMICS

256,816	3.900%, 01/15/23	267,487

466,391	4.000%, 08/15/22	481,807

266,419	4.000%, 03/15/26	284,076

		1,033,370

See Notes to Financial Statements	109	December 31, 2011

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA): 0.27%

$350,429	FNMA, REMICS 0.844%, 12/25/37(a)	$351,729

	Total Collateralized Mortgage Obligations (Cost $2,941,533)	2,946,059

CORPORATE BONDS: 13.19%
Basic Materials: 0.48%

600,000	WMC Finance U.S.A., Ltd., Sr. Unsec. Notes 5.125%, 05/15/13	634,466

Communications: 1.21%

500,000	AT&T, Inc., Sr. Unsec. Notes 6.700%, 11/15/13	551,528

400,000	NBCUniversal Media Llc, Sr. Unsec. Notes 2.100%, 04/01/14	406,884

600,000	Verizon New York, Inc., Sr. Unsec. Notes 7.000%, 05/01/13	643,792

		1,602,204

Consumer Cyclical: 0.38%

500,000	Target Corp., Sr. Unsec. Notes 8.600%, 01/15/12	501,221

Consumer Non-Cyclical: 0.94%

454,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes 3.000%, 10/15/12	461,224

440,000	Coca-Cola Co., Sr. Unsec. Notes 7.375%, 03/03/14	500,072

250,000	WellPoint, Inc., Unsec. Notes 5.250%, 01/15/16	280,198

		1,241,494

Energy: 1.41%

1,000,000	BP Capital Markets Plc, Gtd. Medium-Term Notes 2.750%, 02/27/12	1,002,758

800,000	Shell International Finance, Sr. Unsec. Notes 4.000%, 03/21/14	860,424

		1,863,182

Financials: 6.44%

321,000	Branch Banking & Trust Co., Sub. Notes 0.795%, 05/23/17(a)	285,695

1,250,000	0.862%, 09/13/16(a)	1,127,390

$400,000	Caterpillar Financial Services Corp., Sr. Unsec. Medium-Term Notes 6.200%, 09/30/13	$436,285

1,000,000	Danske Bank A/S, Sr. Unsec. Notes 1.451%, 04/14/14(a)(b)	964,488

1,100,000	HCP, Inc., Sr. Unsec. Notes 2.700%, 02/01/14	1,099,062

750,000	M&I Marshall & Ilsley Bank, Sub. Notes, Series BN 0.797%, 12/04/12(a)	745,246

300,000	National Australia Bank, Ltd., Sr. Unsec. Notes 1.111%, 04/11/14(a)(b)	297,185

500,000	National City Bank, Sub. Notes 0.904%, 06/07/17(a)	459,345

1,000,000	SunTrust Bank, Sub. Notes 0.796%, 08/24/15(a)	929,048

1,250,000	Wachovia Bank NA, Sub. Notes 0.876%, 03/15/16(a)	1,120,128

1,000,000	WEA Finance Llc/WCI Finance Llc, Gtd. Notes 5.400%, 10/01/12(b)	1,024,791

		8,488,663

Industrials: 1.39%

500,000	Cargill, Inc., Sr. Unsec. Notes 5.000%, 11/15/13(b)	535,092

600,000	General Electric Co., Sr. Unsec. Notes 5.000%, 02/01/13	625,475

650,000	Union Pacific Corp., Sr. Unsec. Notes 5.450%, 01/31/13	682,072

		1,842,639

Technology: 0.38%

500,000	Hewlett-Packard Co., Sr. Unsec. Notes 2.950%, 08/15/12	504,700

Utilities: 0.56%

750,000	Alabama Power Capital Trust V, Ltd., Gtd. Notes 3.472%, 10/01/42(a)	740,288

	Total Corporate Bonds (Cost $17,643,655)	17,418,857

December 31, 2011	110	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

MUNICIPAL BONDS: 2.91%
$500,000	Citizens Property Insurance Corp., Floating Notes, High Risk Sr., Revenue Bonds, Series A3 1.850%, 06/01/13(a)	$501,400

150,000	Eagle County Colorado Airport Terminal Corp., Taxable, Revenue Bonds (Airport Terminal Project), Series B 2.050%, 05/01/12	150,089

300,000	Georgia Municipal Gas Authority, Taxable, Revenue Bonds, Gas Portfolio III 1.770%, 10/01/13	302,259

60,000	Lexington School District No. 2 Educational Facilities Corp., Installment Revenue Bonds, Series A 5.890%, 12/01/13	64,295

500,000	New Jersey State Economic Development Authority, Taxable Revenue Bonds (Build America Bonds) 1.546%, 06/15/13(a)	500,075

50,000	Oklahoma Capital Improvement Authority, State Facilities Revenue Bonds, Higher Education, Series B 2.026%, 07/01/14	51,296

150,000	Oregon State Local Governments, Taxable, Pension General Obligation, Ltd. 5.571%, 06/01/14	163,887

475,000	Peralta California Community College District, Limited Obligation Revenue Bonds 5.400%, 11/01/12	492,984

1,000,000	State of California, Revenue Bonds, Series A2 2.000%, 06/26/12	1,007,909

600,000	Virginia State Housing Development Authority, Revenue Bonds (Taxable Rental Housing), Series C 3.930%, 08/01/12	611,081

	Total Municipal Bonds (Cost $3,831,947)	3,845,275

U.S. TREASURY BONDS & NOTES: 15.98%
	U.S. Treasury Notes

4,100,000	1.125%, 12/15/12	4,138,438

4,100,000	1.375%, 01/15/13	4,151,570
Principal Amount		Value (Note 2)

$4,000,000	1.375%, 03/15/13	$4,057,812

4,200,000	2.375%, 09/30/14	4,432,641

4,100,000	2.375%, 10/31/14	4,332,548

	Total U.S. Treasury Bonds & Notes (Cost $21,110,650)	21,113,009
Par Value

SHORT-TERM SECURITIES: 3.41%
	U.S. Treasury Bills, Discount Notes

$2,000,000	0.099%, due 01/26/12(c)(d)	1,999,861

2,000,000	0.150%, due 05/03/12(c)(d)

	UNCALB, Discount Notes	1,999,848

500,000	0.222%, due 01/09/12(c)	499,976

	Total Short-Term Securities (Cost $4,498,812)	4,499,685

SHORT-TERM BANK DEBT INSTRUMENTS: 23.66%

20,698,188	Royal Bank of Canada-Toronto 0.030%, due 01/03/12	20,698,188

10,562,788	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/12	10,562,788

	Total Short-Term Bank Debt Instruments (Cost $31,260,976)	31,260,976

	Total Investments: 89.78% (Cost $118,705,251)	118,598,708

	Net Other Assets and Liabilities: 10.22%	13,503,816	(e)

	Net Assets: 100.00%	$132,102,524

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,071,965, representing 2.33% of net assets.

(c) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(d) Security, or portion of security, is being held as collateral for swap contracts.

(e) Includes cash which is being held as collateral for swap contracts.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	111	December 31, 2011

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain
Credit Suisse	CS Momentum & Volatility Enhanced Return Strategy Custom 15- Total Return	125 Bps	Total Return	02/02/12	$130,189,136	$404,384
					130,189,136	$404,384

Investment Abbreviations:

Bps — Basis Points

Gtd. — Guaranteed

REMICS — Real Estate Mortgage Investment Conduits

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

December 31, 2011	112	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD BANKING AND FINANCE FUND	FORWARD CREDIT ANALYSIS LONG/SHORT FUND	FORWARD EM CORPORATE DEBT FUND
ASSETS:
Investments, at value	$34,007,156	$297,119,011	$14,704,798
Foreign currency, at value (Cost $0, $0 and $89,184, respectively)	0	0	86,282
Receivable for investments sold	272,873	126,500	0
Receivable for shares sold	75	2,252,734	497
Swap premiums paid	0	0	25,560
Receivable due from advisor	0	0	967
Interest and dividends receivable	58,686	3,892,979	256,792
Other assets	7,822	24,993	4,537

Total Assets	34,346,612	303,416,217	15,079,433

LIABILITIES:
Securities sold short (Proceeds $0, $66,157,548 and $0, respectively)	0	67,578,124	0
Payable to broker for securities sold short	0	18,320,579	0
Payable for interest on short sales	0	345,073	0
Unrealized loss on swap contracts	0	0	2,923
Payable for investments purchased	14,849	121,550	25,546
Payable for shares redeemed	17,469	332,551	1,555,510
Payable to advisor	29,014	241,976	0
Payable for distribution and service fees	19,374	68,282	2,647
Payable to trustees	3,450	1,790	181
Payable for chief compliance officer fee	183	1,105	88
Interest payable on swap contracts	0	0	1,431
Payable to ReFlow (Note 2)	229	0	522
Accrued expenses and other liabilities	38,824	86,709	33,118

Total Liabilities	123,392	87,097,739	1,621,966

NET ASSETS	$34,223,220	$216,318,478	$13,457,467

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$44,136,519	$216,679,829	$15,813,578
Accumulated net investment income/(loss)	0	4,933	8,686
Accumulated net realized gain/(loss) on investments, securities sold short, futures contracts, swap contracts and foreign currency transactions	(16,656,308)	(5,403,589)	(1,151,784)
Net unrealized appreciation/(depreciation) on investments, securities sold short, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	6,743,009	5,037,305	(1,213,013)

TOTAL NET ASSETS	$34,223,220	$216,318,478	$13,457,467

INVESTMENTS, AT COST	$27,264,147	$290,661,130	$15,911,635

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.50	$8.09	$9.10
Net Assets	$136,473	$156,237,806	$4,702,182
Shares of beneficial interest outstanding	9,409	19,313,467	516,935
Institutional Class:
Net Asset Value, offering and redemption price per share	—	$8.04	$9.04
Net Assets	—	$38,789,572	$7,612,893
Shares of beneficial interest outstanding	—	4,825,916	842,213

See Notes to Financial Statements	113	December 31, 2011

Statement of Assets and Liabilities

	FORWARD BANKING AND FINANCE FUND (continued)	FORWARD CREDIT ANALYSIS LONG/SHORT FUND (continued)	FORWARD EM CORPORATE DEBT FUND (continued)
Class A:
Net Asset Value, offering and redemption price per share	$15.16	$8.08	—
Net Assets	$20,411,615	$1,621,303	—
Shares of beneficial interest outstanding	1,346,268	200,587	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.08	$8.57	—
Class C:
Net Asset Value, offering and redemption price per share	$14.06	$8.09	$9.13
Net Assets	$13,675,132	$15,550,126	$1,142,392
Shares of beneficial interest outstanding	972,428	1,921,215	125,093
Class M:
Net Asset Value, offering and redemption price per share	—	$8.04	—
Net Assets	—	$4,119,671	—
Shares of beneficial interest outstanding	—	512,545	—

December 31, 2011	114	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD EMERGING MARKETS FUND	FORWARD FOCUS FUND	FORWARD GLOBAL CREDIT LONG/SHORT FUND
ASSETS:
Investments, at value(a)	$54,760,812	$8,250,284	$4,551,416
Foreign currency, at value (Cost $21,654, $0 and $55,699, respectively)	21,654	0	55,349
Deposit with broker for futures contracts	1,325,418	0	0
Variation margin receivable	137,300	0	0
Receivable for investments sold	105,230	0	125,703
Receivable for shares sold	3,683	24,131	0
Swap premiums paid	0	0	163,793
Receivable due from advisor	0	0	3,935
Interest and dividends receivable	269,351	12,595	117,579
Other assets	21,804	11,294	1,604

Total Assets	56,645,252	8,298,304	5,019,379

LIABILITIES:
Unrealized loss on swap contracts	0	0	16,155
Payable for investments purchased	210,410	0	78,580
Payable for shares redeemed	564,944	0	0
Payable for collateral upon return of securities loaned	540,966	0	0
Payable to advisor	49,385	2,841	0
Payable for distribution and service fees	8,961	1,695	1,487
Payable to trustees	2,876	274	75
Payable for chief compliance officer fee	430	65	63
Interest payable on swap contracts	0	0	7,785
Payable to ReFlow (Note 2)	6,498	0	0
Accrued expenses and other liabilities	98,118	20,443	24,771

Total Liabilities	1,482,588	25,318	128,916

NET ASSETS	$55,162,664	$8,272,986	$4,890,463

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$58,420,576	$7,651,601	$5,058,087
Accumulated net investment income/(loss)	(324,906)	12,165	18,604
Accumulated net realized gain/(loss) on investments, futures contracts, swap contracts and foreign currency transactions	(4,968,079)	37,460	37,314
Net unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	2,035,073	571,760	(223,542)

TOTAL NET ASSETS	$55,162,664	$8,272,986	$4,890,463

INVESTMENTS, AT COST	$52,862,186	$7,678,524	$4,758,453

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.55	$9.10	$24.16
Net Assets	$23,498,136	$1,107,549	$1,232,429
Shares of beneficial interest outstanding	2,460,814	121,665	51,006
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.76	$9.26	$24.16
Net Assets	$31,484,139	$4,868,725	$1,241,919
Shares of beneficial interest outstanding	3,226,417	525,886	51,400

See Notes to Financial Statements	115	December 31, 2011

Statement of Assets and Liabilities

	FORWARD EMERGING MARKETS FUND (continued)	FORWARD FOCUS FUND (continued)	FORWARD GLOBAL CREDIT LONG/SHORT FUND (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	$9.04	—
Net Assets	—	$2,296,712	—
Shares of beneficial interest outstanding	—	254,135	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	$9.59	—
Class C:
Net Asset Value, offering and redemption price per share	—	—	$24.16
Net Assets	—	—	$1,208,086
Shares of beneficial interest outstanding	—	—	50,000
Class M:
Net Asset Value, offering and redemption price per share	$9.86	—	$24.16
Net Assets	$180,389	—	$1,208,029
Shares of beneficial interest outstanding	18,289	—	50,000

(a) At December 31, 2011, securities with a market value of $510,355, $0, and $0, respectively, were on loan to brokers.

December 31, 2011	116	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD GROWTH FUND	FORWARD INTERNATIONAL DIVIDEND FUND	FORWARD INTERNATIONAL SMALL COMPANIES FUND
ASSETS:
Investments, at value(a)	$114,448,337	$8,508,687	$331,634,466
Foreign currency, at value (Cost $0, $6,378 and $1, respectively)	0	6,384	1
Deposit with broker for swap contracts	0	0	10,000,000
Deposit with broker for futures contracts	0	88,602	0
Unrealized gain on swap contracts	0	0	449,015
Receivable for investments sold	241,030	228,201	12,122,431
Receivable for shares sold	5,283	32,346	682,891
Receivable due from advisor	0	2,502	0
Interest and dividends receivable	20,025	28,200	772,743
Other assets	14,390	50,674	107,038

Total Assets	114,729,065	8,945,596	355,768,585

LIABILITIES:
Variation margin payable	0	10,684	0
Payable for swap contract payments	0	0	540,868
Payable for investments purchased	513,562	0	2,703,060
Payable for shares redeemed	398,126	0	1,211,113
Payable for collateral upon return of securities loaned	8,119,134	0	17,005,811
Payable to advisor	59,712	0	316,679
Payable for distribution and service fees	16,452	1,362	30,920
Payable to trustees	363	2,734	6,229
Payable for chief compliance officer fee	540	112	1,665
Payable to ReFlow (Note 2)	38	81	17,976
Accrued expenses and other liabilities	61,513	33,657	166,341

Total Liabilities	9,169,440	48,630	22,000,662

NET ASSETS	$105,559,625	$8,896,966	$333,767,923

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$82,641,214	$11,304,352	$579,455,544
Accumulated net investment income/(loss)	0	10,644	(1,573,554)
Accumulated net realized gain/(loss) on investments, futures contracts, swap contracts and foreign currency transactions	2,692,889	(2,300,081)	(252,580,799)
Net unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	20,225,522	(117,949)	8,466,732

TOTAL NET ASSETS	$105,559,625	$8,896,966	$333,767,923

INVESTMENTS, AT COST	$94,222,815	$8,617,373	$323,629,903

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$13.35	$7.86	$11.57
Net Assets	$879,234	$3,170,286	$51,813,757
Shares of beneficial interest outstanding	65,857	403,145	4,478,261
Institutional Class:
Net Asset Value, offering and redemption price per share	$13.51	$6.70	$11.57
Net Assets	$64,929,572	$5,704,646	$280,887,877
Shares of beneficial interest outstanding	4,806,679	851,677	24,285,520

See Notes to Financial Statements	117	December 31, 2011

Statement of Assets and Liabilities

	FORWARD GROWTH FUND (continued)	FORWARD INTERNATIONAL DIVIDEND FUND (continued)	FORWARD INTERNATIONAL SMALL COMPANIES FUND (continued)
Class A:
Net Asset Value, offering and redemption price per share	$13.37	—	$11.59
Net Assets	$37,007,904	—	$1,007,370
Shares of beneficial interest outstanding	2,768,708	—	86,951
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.19		$12.30
Class C:
Net Asset Value, offering and redemption price per share	$12.31	—	—
Net Assets	$2,742,915	—	—
Shares of beneficial interest outstanding	222,817	—	—
Class M:
Net Asset Value, offering and redemption price per share	—	$6.70	$11.57
Net Assets	—	$22,034	$58,919
Shares of beneficial interest outstanding	—	3,291	5,094

(a) At December 31, 2011, securities with a market value of $7,919,412, $0, and $16,180,187, respectively, were on loan to brokers.

December 31, 2011	118	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD LARGE CAP DIVIDEND FUND	FORWARD SELECT EM DIVIDEND FUND	FORWARD SMALL CAP EQUITY FUND
ASSETS:
Investments, at value	$14,340,807	$6,404,251	$47,569,610
Foreign currency, at value (Cost $0, $2,002 and $0, respectively)	0	2,004	0
Deposit with broker for futures contracts	0	0	1,498,737
Variation margin receivable	0	0	33,500
Receivable for shares sold	0	21,754	1,751
Receivable due from advisor	2,265	2,503	0
Interest and dividends receivable	12,474	14,920	12,247
Other assets	14,285	835	17,595

Total Assets	14,369,831	6,446,267	49,133,440

LIABILITIES:
Payable for shares redeemed	14,400	164	291,163
Payable to advisor	0	0	31,436
Payable for distribution and service fees	4,679	773	10,348
Payable to trustees	771	180	5,489
Payable for chief compliance officer fee	91	61	2,360
Accrued expenses and other liabilities	23,521	38,705	85,166

Total Liabilities	43,462	39,883	425,962

NET ASSETS	$14,326,369	$6,406,384	$48,707,478

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$14,704,851	$9,413,739	$90,025,150
Accumulated net investment income/(loss)	0	(597)	0
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(2,194,301)	(2,014,586)	(41,097,004)
Net unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	1,815,819	(992,172)	(220,668)

TOTAL NET ASSETS	$14,326,369	$6,406,384	$48,707,478

INVESTMENTS, AT COST	$12,524,988	$7,396,260	$47,823,778

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.37	$19.50	$14.40
Net Assets	$62,529	$1,026,441	$29,976,339
Shares of beneficial interest outstanding	6,031	52,651	2,081,681
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.24	$19.48	$15.07
Net Assets	$4,895,106	$4,243,803	$17,811,559
Shares of beneficial interest outstanding	477,998	217,817	1,181,789
Class A:
Net Asset Value, offering and redemption price per share	$10.38	—	$14.42
Net Assets	$9,368,734	—	$765,312
Shares of beneficial interest outstanding	902,651	—	53,057
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.01		$15.30

See Notes to Financial Statements	119	December 31, 2011

Statement of Assets and Liabilities

	FORWARD LARGE CAP DIVIDEND FUND (continued)	FORWARD SELECT EM DIVIDEND FUND (continued)	FORWARD SMALL CAP EQUITY FUND (continued)
Class C:
Net Asset Value, offering and redemption price per share	—	$19.49	—
Net Assets	—	$526,249	—
Shares of beneficial interest outstanding	—	27,000	—
Class M:
Net Asset Value, offering and redemption price per share	—	$19.48	$15.01
Net Assets	—	$609,891	$154,268
Shares of beneficial interest outstanding	—	31,307	10,275

December 31, 2011	120	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD TACTICAL ENHANCED FUND	FORWARD TACTICAL GROWTH FUND
ASSETS:
Investments, at value	$25,334,088	$882,430,307
Deposit with broker for futures contracts	3,295,448	34,758,027
Variation margin receivable	101,191	0
Receivable for investments sold	0	4,452,868
Receivable for shares sold	100,800	3,423,730
Interest and dividends receivable	0	150,531
Other assets	24,511	53,897

Total Assets	28,856,038	925,269,360

LIABILITIES:
Variation margin payable	0	835,172
Payable for shares redeemed	26,355	10,794,106
Payable to advisor	39,630	920,498
Payable for distribution and service fees	7,561	303,198
Payable to trustees	309	4,101
Payable for chief compliance officer fee	171	4,767
Accrued expenses and other liabilities	43,194	226,475

Total Liabilities	117,220	13,088,317

NET ASSETS	$28,738,818	$912,181,043

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$29,855,436	$937,573,300
Accumulated net realized loss on investments, option contracts and futures contracts	(1,217,809)	(23,885,071)
Net unrealized appreciation/(depreciation) on investments, option contracts, and futures contracts	101,191	(1,507,186)

TOTAL NET ASSETS	$28,738,818	$912,181,043

INVESTMENTS, AT COST	$25,334,088	$883,102,321

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$24.04	$24.73
Net Assets	$12,098,260	$251,617,363
Shares of beneficial interest outstanding	503,263	10,176,560
Institutional Class:
Net Asset Value, offering and redemption price per share	$24.12	$24.91
Net Assets	$11,815,680	$70,110,416
Shares of beneficial interest outstanding	489,771	2,814,468
Class A:
Net Asset Value, offering and redemption price per share	$23.98	$24.62
Net Assets	$2,578,493	$161,901,209
Shares of beneficial interest outstanding	107,506	6,574,755
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$25.44	$26.12
Class C:
Net Asset Value, offering and redemption price per share	$23.88	$24.39
Net Assets	$2,162,774	$139,603,725
Shares of beneficial interest outstanding	90,555	5,724,194

See Notes to Financial Statements	121	December 31, 2011

Statement of Assets and Liabilities

	FORWARD TACTICAL ENHANCED FUND (continued)	FORWARD TACTICAL GROWTH FUND (continued)
Class M:
Net Asset Value, offering and redemption price per share	$24.12	$24.92
Net Assets	$83,611	$288,948,330
Shares of beneficial interest outstanding	3,466	11,594,848

December 31, 2011	122	See Notes to Financial Statements

Consolidated Statement of Assets and Liabilities

FORWARD COMMODITY LONG/SHORT STRATEGY FUND
ASSETS:
Investments, at value	$118,598,708
Deposit with broker for swap contracts	11,772,912
Unrealized gain on swap contracts	404,384
Receivable for investments sold	43,003
Receivable for shares sold	1,660,426
Interest and dividends receivable	366,186
Other assets	18,944

Total Assets	132,864,563

LIABILITIES:
Payable for swap contract payments	30,838
Payable for investments purchased	509,735
Payable for shares redeemed	19,959
Payable to advisor	84,853
Payable for distribution and service fees	19,211
Payable to trustees	45
Payable for chief compliance officer fee	1,634
Accrued expenses and other liabilities	95,764

Total Liabilities	762,039

NET ASSETS	$132,102,524

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$132,184,515
Accumulated net realized loss on investments and swap contracts	(379,832)
Net unrealized appreciation on investments and swap contracts	297,841

TOTAL NET ASSETS	$132,102,524

INVESTMENTS, AT COST	$118,705,251

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$27.02
Net Assets	$48,141,345
Shares of beneficial interest outstanding	1,781,897
Institutional Class:
Net Asset Value, offering and redemption price per share	$27.06
Net Assets	$66,255,403
Shares of beneficial interest outstanding	2,448,460
Class C:
Net Asset Value, offering and redemption price per share	$26.95
Net Assets	$5,179,898
Shares of beneficial interest outstanding	192,231
Class M:
Net Asset Value, offering and redemption price per share	$26.99
Net Assets	$1,728,006
Shares of beneficial interest outstanding	64,012

See Notes to Financial Statements	123	December 31, 2011

Consolidated Statement of Assets and Liabilities

FORWARD COMMODITY LONG/SHORT STRATEGY FUND (continued)
Class Z:
Net Asset Value, offering and redemption price per share	$27.03
Net Assets	$10,797,872
Shares of beneficial interest outstanding	399,471

December 31, 2011	124	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD BANKING AND FINANCE FUND	FORWARD CREDIT ANALYSIS LONG/SHORT FUND	FORWARD EM CORPORATE DEBT FUND
INVESTMENT INCOME:
Interest	$717	$15,915,686	$1,452,651
Dividends	659,968	231,125	416
Foreign taxes withheld	(321)	0	(1,308)

Total Investment Income	660,364	16,146,811	1,451,759

EXPENSES:
Investment advisory fee	392,884	2,986,294	147,802
Interest on short sales	—	4,340,351	—
Administration fee	30,248	132,267	36,833
Custodian fee	4,214	22,692	25,486
Legal and audit fee	23,447	73,599	68,679
Transfer agent fee	55,313	95,614	5,832
Trustees’ fees and expenses	3,551	18,215	1,609
Registration/filing fees	27,228	67,626	15,838
Reports to shareholder and printing fees	21,632	45,207	5,417
Distribution and service fees
Investor Class	—	584,039	35,563
Institutional Class	—	15,063	—
Class A	107,033	11,624	—
Class C	154,232	157,547	20,677
Class M	—	2,541	—
Chief compliance officer fee	2,235	11,290	1,191
ReFlow fees (Note 2)	3,634	—	3,023
Other	6,020	18,152	3,253

Total expenses before waiver	831,671	8,582,121	371,203
Less fees waived/reimbursed by investment advisor (Note 3)	0	(305,687)	(106,014)

Total Net Expenses	831,671	8,276,434	265,189

NET INVESTMENT INCOME/(LOSS):	(171,307)	7,870,377	1,186,570

Net realized gain/(loss) on investments	1,403,730	(2,578,101)	(850,075)
Net realized loss on securities sold short	0	(2,585,194)	0
Net realized loss on futures contracts	0	0	(14,099)
Net realized gain on swap contracts	0	0	143
Net realized gain on foreign currency transactions	0	0	1,384,119
Net change in unrealized appreciation/(depreciation) on investments	(3,408,071)	11,705,938	(2,929,862)
Net change in unrealized depreciation on securities sold short	0	(3,297,940)	0
Net change in unrealized appreciation on futures contracts	0	0	731
Net change in unrealized depreciation on swap contracts	0	0	(2,923)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	0	0	(22,984)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	(2,004,341)	3,244,703	(2,434,950)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,175,648)	$11,115,080	$(1,248,380)

See Notes to Financial Statements	125	December 31, 2011

Statement of Operations

	FORWARD EMERGING MARKETS FUND	FORWARD FOCUS FUND	FORWARD GLOBAL CREDIT LONG/SHORT FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2011	PERIOD ENDED DECEMBER 31, 2011(a)
INVESTMENT INCOME:
Interest	$2,322	$133	$207,977
Dividends	2,812,354	150,825	195
Securities lending income	10,357	—	—
Foreign taxes withheld	(283,190)	0	(29)

Total Investment Income	2,541,843	150,958	208,143

EXPENSES:
Investment advisory fee	1,423,350	83,978	18,590
Administration fee	91,483	13,389	4,239
Custodian fee	200,465	2,450	4,308
Legal and audit fee	41,539	22,448	23,888
Transfer agent fee	67,402	4,205	1,480
Trustees’ fees and expenses	10,896	1,075	189
Registration/filing fees	42,320	19,506	408
Reports to shareholder and printing fees	42,573	2,801	1,211
Distribution and service fees
Investor Class	197,919	4,838	1,244
Institutional Class	—	2,621	—
Class A	—	26,099	—
Class C	—	—	3,073
Chief compliance officer fee	6,351	653	112
ReFlow fees (Note 2)	50,769	—	—
Other	23,612	2,934	737

Total expenses before waiver	2,198,679	186,997	59,479
Less fees waived/reimbursed by investment advisor (Note 3)	(417,995)	(48,204)	(30,499)

Total Net Expenses	1,780,684	138,793	28,980

NET INVESTMENT INCOME:	761,159	12,165	179,163

Net realized gain on investments	16,259,053	701,785	30,101
Net realized gain on futures contracts	709,703	0	0
Net realized gain on swap contracts	0	0	8,828
Net realized gain/(loss) on foreign currency transactions	3,306,967	0	(1,736)
Net change in unrealized depreciation on investments	(42,700,715)	(973,371)	(207,038)
Net change in unrealized depreciation on futures contracts	(824,420)	0	0
Net change in unrealized depreciation on swap contracts	0	0	(16,155)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	(22,465)	0	(349)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	(23,271,877)	(271,586)	(186,349)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,510,718)	$(259,421)	$(7,186)

(a) The Forward Global Credit Long/Short Fund commenced operations on October 3, 2011.

December 31, 2011	126	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD GROWTH FUND	FORWARD INTERNATIONAL DIVIDEND FUND	FORWARD INTERNATIONAL SMALL COMPANIES FUND
INVESTMENT INCOME:
Interest	$1,728	$13,067	$9,897
Dividends	230,806	550,700	11,211,106
Securities lending income	72,532	—	624,522
Foreign taxes withheld	0	(44,092)	(1,077,177)

Total Investment Income	305,066	519,675	10,768,348

EXPENSES:
Investment advisory fee	868,816	64,157	4,842,247
Administration fee	69,400	20,668	269,636
Custodian fee	17,005	32,372	227,707
Legal and audit fee	38,821	25,411	113,419
Transfer agent fee	63,483	6,290	190,919
Trustees’ fees and expenses	9,702	10	45,437
Registration/filing fees	33,969	24,951	61,452
Reports to shareholder and printing fees	47,167	4,394	69,211
Distribution and service fees
Investor Class	1,859	14,911	275,123
Institutional Class	34,667	1,903	207,006
Class A	151,552	—	7,432
Class C	27,435	—	—
Class M	—	7	40
Chief compliance officer fee	6,571	501	27,071
ReFlow fees (Note 2)	2,014	429	32,554
Other	13,753	2,166	48,700

Total expenses before waiver	1,386,214	198,170	6,417,954
Less fees waived/reimbursed by investment advisor (Note 3)	(82,878)	(99,077)	0

Total Net Expenses	1,303,336	99,093	6,417,954

NET INVESTMENT INCOME/(LOSS):	(998,270)	420,582	4,350,394

Net realized gain/(loss) on investments	17,632,425	117,813	(4,080,001)
Net realized loss on futures contracts	0	(61,399)	0
Net realized loss on swap contracts	0	0	(587,657)
Net realized gain/(loss) on foreign currency transactions	0	(17,476)	16,133,672
Net change in unrealized depreciation on investments	(18,505,164)	(1,447,181)	(113,022,173)
Net change in unrealized depreciation on futures contracts	0	(10,684)	0
Net change in unrealized appreciation on swap contracts	0	0	449,015
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency	0	861	(18,636)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	(872,739)	(1,418,066)	(101,125,780)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,871,009)	$(997,484)	$(96,775,386)

See Notes to Financial Statements	127	December 31, 2011

Statement of Operations

	FORWARD LARGE CAP DIVIDEND FUND	FORWARD SELECT EM DIVIDEND FUND	FORWARD SMALL CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2011	PERIOD ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2011
INVESTMENT INCOME:
Interest	$172	$16,250	$2,949
Dividends	790,021	482,861	577,125
Securities lending income	—	—	5,529
Foreign taxes withheld	(11,073)	(45,142)	0

Total Investment Income	779,120	453,969	585,603

EXPENSES:
Investment advisory fee	144,211	76,853	1,182,030
Administration fee	17,290	16,355	71,310
Custodian fee	4,535	33,750	12,055
Legal and audit fee	27,237	22,739	47,733
Transfer agent fee	5,686	2,155	152,035
Trustees’ fees and expenses	1,705	568	14,713
Registration/filing fees	27,003	133	51,527
Reports to shareholder and printing fees	7,421	1,858	57,014
Distribution and service fees
Investor Class	82	2,139	270,184
Institutional Class	2,415	—	26,722
Class A	72,461	—	5,636
Class C	—	3,866	—
Class M	—	—	89
Chief compliance officer fee	1,038	427	9,464
ReFlow fees (Note 2)	1,216	352	39,197
Other	2,522	2,007	25,292

Total expenses before waiver	314,822	163,202	1,965,001
Less fees waived/reimbursed by investment advisor (Note 3)	(70,415)	(60,071)	(356,655)

Total Net Expenses	244,407	103,131	1,608,346

NET INVESTMENT INCOME/(LOSS):	534,713	350,838	(1,022,743)

Net realized gain/(loss) on investments	1,290,737	(1,243,111)	87,508,839
Net realized loss on futures contracts	0	(526,065)	(501,237)
Net realized loss on foreign currency transactions	0	(262,917)	0
Net change in unrealized depreciation on investments	(1,298,852)	(992,009)	(90,378,428)
Net change in unrealized appreciation on futures contracts	0	0	33,500
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	0	(163)	0

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	(8,115)	(3,024,265)	(3,337,326)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$526,598	$(2,673,427)	$(4,360,069)

(a) The Forward Select EM Dividend Fund commenced operations on May 2, 2011.

December 31, 2011	128	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD TACTICAL ENHANCED FUND(a)	FORWARD TACTICAL GROWTH FUND
INVESTMENT INCOME:
Interest	$4,004	$166,541
Dividends	0	2,907,448

Total Investment Income	4,004	3,073,989

EXPENSES:
Investment advisory fee	314,392	10,726,681
Administration fee	19,791	432,407
Custodian fee	3,299	8,006
Legal and audit fee	44,060	199,660
Transfer agent fee	8,416	369,575
Trustees’ fees and expenses	1,641	76,989
Registration/filing fees	4,935	137,033
Reports to shareholder and printing fees	8,886	170,770
Distribution and service fees
Investor Class	29,929	1,065,669
Institutional Class	3,008	47,263
Class A	5,022	651,716
Class C	14,674	1,407,741
Class M	—	128,496
Chief compliance officer fee	960	49,896
Other	2,816	50,917

Total expenses before waiver	461,829	15,522,819
Less fees waived/reimbursed by investment advisor (Note 3)	(41,383)	0

Total Net Expenses	420,446	15,522,819

NET INVESTMENT LOSS:	(416,442)	(12,448,830)

Net realized loss on investments	0	(100,658)
Net realized gain on option contracts	5,098	0
Net realized loss on futures contracts	(1,085,131)	(596,519)
Net change in unrealized depreciation on investments	0	(35,894,773)
Net change in unrealized appreciation/(depreciation) on futures contracts	101,191	(835,172)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTION CONTRACTS AND FUTURES CONTRACTS	(978,842)	(37,427,122)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,395,284)	$(49,875,952)

(a) The Forward Tactical Enhanced Fund commenced operations on January 3, 2011.

See Notes to Financial Statements	129	December 31, 2011

Consolidated Statement of Operations

For the Year Ended December 31, 2011

FORWARD COMMODITY LONG/SHORT STRATEGY FUND(a)
INVESTMENT INCOME:
Interest	$701,396

Total Investment Income	701,396

EXPENSES:
Investment advisory fee	584,504
Administration fee	114,607
Custodian fee	15,306
Legal and audit fee	104,130
Transfer agent fee	16,120
Trustees’ fees and expenses	4,757
Registration/filing fees	2,373
Reports to shareholder and printing fees	7,913
Distribution and service fees
Investor Class	57,146
Institutional Class	10,319
Class C	17,825
Class M	11
Chief compliance officer fee	10,378
Other	7,424

Total expenses before waiver	952,813
Less fees waived/reimbursed by investment advisor (Note 3)	(13,632)

Total Net Expenses	939,181

NET INVESTMENT LOSS:	(237,785)

Net realized loss on investments	(288,602)
Net realized gain on swap contracts	1,903,975
Net change in unrealized depreciation on investments	(106,543)
Net change in unrealized appreciation on swap contracts	404,384

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SWAP CONTRACTS	1,913,214

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,675,429

(a) The Forward Commodity Long/Short Strategy Fund commenced operations on January 3, 2011.

December 31, 2011	130	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD BANKING AND FINANCE FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
OPERATIONS:
Net investment loss	$(171,307)	$(182,931)
Net realized gain/(loss) on investments	1,403,730	(624,933)
Net change in unrealized appreciation/(depreciation) on investments	(3,408,071)	6,889,913

Net increase/(decrease) in net assets resulting from operations	(2,175,648)	6,082,049

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	192,346	754,715
Cost of shares redeemed	(62,335)	(809,091)

Net increase/(decrease) from share transactions	130,011	(54,376)

Class A
Proceeds from sale of shares	7,104,262	9,810,388
Cost of shares redeemed	(12,134,100)	(9,248,269)

Net increase/(decrease) from share transactions	(5,029,838)	562,119

Class C
Proceeds from sale of shares	925,478	1,456,202
Cost of shares redeemed	(4,259,179)	(2,996,217)

Net decrease from share transactions	(3,333,701)	(1,540,015)

Net increase/(decrease) in net assets	$(10,409,176)	$5,049,777

NET ASSETS:
Beginning of period	44,632,396	39,582,619

End of period (including accumulated net investment income of $0 and $0, respectively)	$34,223,220	$44,632,396

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	13,276	50,799
Redeemed	(4,161)	(50,505)

Net increase in shares outstanding	9,115	294

Class A
Sold	459,338	672,911
Redeemed	(796,670)	(654,680)

Net increase/(decrease) in shares outstanding	(337,332)	18,231

Class C
Sold	64,376	103,893
Redeemed	(297,678)	(222,202)

Net decrease in shares outstanding	(233,302)	(118,309)

(a) The Forward Banking and Finance Fund began offering Investor Class shares on March 16, 2010.

See Notes to Financial Statements	131	December 31, 2011

Statement of Changes in Net Assets

	FORWARD CREDIT ANALYSIS LONG/SHORT FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
OPERATIONS:
Net investment income	$7,870,377	$8,529,319
Net realized gain/(loss) on investments	(2,578,101)	4,541,738
Net realized loss on securities sold short	(2,585,194)	(2,392,254)
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	8,407,998	(9,005,398)

Net increase in net assets resulting from operations	11,115,080	1,673,405

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(5,716,585)	(6,804,489)
Institutional Class	(1,325,787)	(682,732)
Class A	(81,083)	(66,526)
Class C	(516,445)	(533,009)
Class M	(209,994)	(124,364)
From net realized gains on investments
Investor Class	(296,040)	(1,408,246)
Institutional Class	(72,248)	(167,871)
Class A	(3,104)	(31,313)
Class C	(31,055)	(159,996)
Class M	(7,402)	(51,169)

Total distributions	(8,259,743)	(10,029,715)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	99,742,842	222,257,465
Issued to shareholders in reinvestment of distributions	5,505,373	7,211,844
Cost of shares redeemed	(87,610,628)	(148,047,267)

Net increase from share transactions	17,637,587	81,422,042

Institutional Class
Proceeds from sale of shares	35,481,853	32,089,423
Issued to shareholders in reinvestment of distributions	1,325,042	828,221
Cost of shares redeemed	(15,562,644)	(19,797,018)

Net increase from share transactions	21,244,251	13,120,626

Class A
Proceeds from sale of shares	521,562	3,862,320
Issued to shareholders in reinvestment of distributions	16,964	4,587
Cost of shares redeemed	(1,320,635)	(1,210,925)

Net increase/(decrease) from share transactions	(782,109)	2,655,982

Class C
Proceeds from sale of shares	7,190,546	18,814,228
Issued to shareholders in reinvestment of distributions	405,582	416,511
Cost of shares redeemed	(7,581,444)	(7,347,187)

Net increase from share transactions	14,684	11,883,552

December 31, 2011	132	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD CREDIT ANALYSIS LONG/SHORT FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
Class M
Proceeds from sale of shares	$7,043,059	$6,434,003
Issued to shareholders in reinvestment of distributions	18,909	5,622
Cost of shares redeemed	(8,007,563)	(1,078,072)

Net increase/(decrease) from share transactions	(945,595)	5,361,553

Net increase in net assets	$40,024,155	$106,087,445

NET ASSETS:
Beginning of period	176,294,323	70,206,878

End of period (including accumulated net investment income of $4,933 and $35,178, respectively)	$216,318,478	$176,294,323

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	12,487,420	26,313,146
Distributions reinvested	685,366	871,509
Redeemed	(11,027,817)	(17,567,533)

Net increase in shares outstanding	2,144,969	9,617,122

Institutional Class
Sold	4,469,995	3,834,036
Distributions reinvested	165,545	101,113
Redeemed	(1,957,957)	(2,382,665)

Net increase in shares outstanding	2,677,583	1,552,484

Class A
Sold	64,922	445,751
Distributions reinvested	2,106	573
Redeemed	(163,083)	(149,682)

Net increase/(decrease) in shares outstanding	(96,055)	296,642

Class C
Sold	897,524	2,208,655
Distributions reinvested	50,442	50,633
Redeemed	(953,912)	(872,711)

Net increase/(decrease) in shares outstanding	(5,946)	1,386,577

Class M
Sold	887,719	756,108
Distributions reinvested	2,348	688
Redeemed	(1,000,790)	(133,528)

Net increase/(decrease) in shares outstanding	(110,723)	623,268

(a) The Forward Credit Analysis Long/Short Fund began offering Class M shares on February 1, 2010 and Class A shares on September 1, 2010.

See Notes to Financial Statements	133	December 31, 2011

Statement of Changes in Net Assets

	FORWARD EM CORPORATE DEBT FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$1,186,570	$1,124,424
Net realized gain/(loss) on investments	(850,075)	786,788
Net realized gain on option contracts	—	1,212
Net realized loss on futures contracts	(14,099)	(63,116)
Net realized gain on swap contracts	143	—
Net realized gain/(loss) on foreign currency transactions	1,384,119	(896,320)
Net change in unrealized appreciation/(depreciation) on investments, option contracts, futures contracts, swap contracts and foreign currency translations	(2,955,038)	163,360

Net increase/(decrease) in net assets resulting from operations	(1,248,380)	1,116,348

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(927,571)	(118,044)
Institutional Class	(1,584,601)	(414,663)
Class C	(237,664)	(78,808)

Total distributions	(2,749,836)	(611,515)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	12,633,159	1,241,718
Issued to shareholders in reinvestment of distributions	323,410	26,669
Cost of shares redeemed	(12,897,426)	(1,344,046)

Net increase/(decrease) from share transactions	59,143	(75,659)

Institutional Class
Proceeds from sale of shares	13,050,802	10,192,540
Issued to shareholders in reinvestment of distributions	204,104	278,763
Cost of shares redeemed	(20,706,647)	(9,411,105)

Net increase/(decrease) from share transactions	(7,451,741)	1,060,198

Class C
Proceeds from sale of shares	94,035	35,337
Issued to shareholders in reinvestment of distributions	18,011	608
Cost of shares redeemed	(1,001,982)	(2,254,425)

Net decrease from share transactions	(889,936)	(2,218,480)

Net decrease in net assets	$(12,280,750)	$(729,108)

NET ASSETS:
Beginning of period	25,738,217	26,467,325

End of period (including accumulated net investment income/(loss) of $8,686 and $(8,050), respectively)	$13,457,467	$25,738,217

December 31, 2011	134	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EM CORPORATE DEBT FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,090,839	115,293
Distributions reinvested	32,479	2,623
Redeemed	(1,142,319)	(125,855)

Net decrease in shares outstanding	(19,001)	(7,939)

Institutional Class
Sold	1,123,553	948,668
Distributions reinvested	22,566	27,704
Redeemed	(1,889,253)	(932,434)

Net increase/(decrease) in shares outstanding	(743,134)	43,938

Class C
Sold	8,559	3,305
Distributions reinvested	1,924	60
Redeemed	(97,023)	(208,833)

Net decrease in shares outstanding	(86,540)	(205,468)

See Notes to Financial Statements	135	December 31, 2011

Statement of Changes in Net Assets

	FORWARD EMERGING MARKETS FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
OPERATIONS:
Net investment income	$761,159	$1,527,693
Net realized gain on investments	16,259,053	67,536,752
Net realized gain on futures contracts	709,703	727,678
Net realized gain on foreign currency transactions	3,306,967	6,810,118
Net change in unrealized depreciation on investments, futures contracts and foreign currency translations	(43,547,600)	(33,892,191)

Net increase/(decrease) in net assets resulting from operations	(22,510,718)	42,710,050

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(1,275,161)	(607,655)
Institutional Class	(2,133,235)	(2,587,615)
Class M	(10,785)	(4,727)
From net realized gains on investments
Investor Class	(9,766,080)	(7,632,700)
Institutional Class	(14,903,069)	(25,816,872)
Class M	(65,707)	(47,730)

Total distributions	(28,154,037)	(36,697,299)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	63,920,842	119,084,929
Issued to shareholders in reinvestment of distributions	9,621,171	7,884,076
Cost of shares redeemed	(77,636,462)	(117,439,428)

Net increase/(decrease) from share transactions	(4,094,449)	9,529,577

Institutional Class
Proceeds from sale of shares	29,097,472	117,064,857
Issued to shareholders in reinvestment of distributions	13,262,480	16,336,044
Cost of shares redeemed	(140,715,474)	(271,947,993)

Net decrease from share transactions	(98,355,522)	(138,547,092)

Class M
Proceeds from sale of shares	85,910	380,122
Issued to shareholders in reinvestment of distributions	76,493	47,769
Cost of shares redeemed	(191,219)	(85,768)

Net increase/(decrease) from share transactions	(28,816)	342,123

Net decrease in net assets	$(153,143,542)	$(122,662,641)

NET ASSETS:
Beginning of period	208,306,206	330,968,847

End of period (including accumulated net investment income/(loss) of $(324,906) and $1,212,271, respectively)	$55,162,664	$208,306,206

December 31, 2011	136	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EMERGING MARKETS FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	3,368,862	5,547,195
Distributions reinvested	930,724	384,617
Redeemed	(4,223,465)	(5,403,858)

Net increase in shares outstanding	76,121	527,954

Institutional Class
Sold	1,577,518	5,083,234
Distributions reinvested	1,238,385	781,153
Redeemed	(7,003,500)	(11,831,123)

Net decrease in shares outstanding	(4,187,597)	(5,966,736)

Class M
Sold	4,776	17,457
Distributions reinvested	7,155	2,284
Redeemed	(9,556)	(3,827)

Net increase in shares outstanding	2,375	15,914

(a) The Forward Emerging Markets Fund began offering Class M shares on February 1, 2010.

See Notes to Financial Statements	137	December 31, 2011

Statement of Changes in Net Assets

	FORWARD FOCUS FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income/(loss)	$12,165	$(88,519)
Net realized gain on investments	701,785	3,031,732
Net change in unrealized depreciation on investments	(973,371)	(509,231)

Net increase/(decrease) in net assets resulting from operations	(259,421)	2,433,982

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(126,220)	(226,565)
Institutional Class	(534,887)	(859,464)
Class A	(262,692)	(1,016,960)

Total distributions	(923,799)	(2,102,989)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	67,400	69,086
Issued to shareholders in reinvestment of distributions	8,970	3,353
Cost of shares redeemed	(15)	(63,303)

Net increase from share transactions	76,355	9,136

Institutional Class
Proceeds from sale of shares	2,357,024	1,612,199
Issued to shareholders in reinvestment of distributions	34,364	109,128
Cost of shares redeemed	(1,882,156)	(579,225)

Net increase from share transactions	509,232	1,142,102

Class A
Proceeds from sale of shares	192,563	418,100
Issued to shareholders in reinvestment of distributions	30,543	570,925
Cost of shares redeemed	(3,181,710)	(2,922,870)

Net decrease from share transactions	(2,958,604)	(1,933,845)

Net decrease in net assets	$(3,556,237)	$(451,614)

NET ASSETS:
Beginning of period	11,829,223	12,280,837

End of period (including accumulated net investment income of $12,165 and $0, respectively)	$8,272,986	$11,829,223

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	6,119	7,048
Distributions reinvested	982	339
Redeemed	(2)	(6,225)

Net increase in shares outstanding	7,099	1,162

Institutional Class
Sold	227,970	150,786
Distributions reinvested	3,703	10,913
Redeemed	(175,549)	(54,347)

Net increase in shares outstanding	56,124	107,352

Class A
Sold	18,339	40,117
Distributions reinvested	3,371	58,021
Redeemed	(335,394)	(269,457)

Net decrease in shares outstanding	(313,684)	(171,319)

December 31, 2011	138	See Notes to Financial Statements

Statement of Changes in Net Assets

FORWARD GLOBAL CREDIT LONG/SHORT FUND
PERIOD ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income	$179,163
Net realized gain on investments	30,101
Net realized gain on swap contracts	8,828
Net realized loss on foreign currency transactions	(1,736)
Net change in unrealized depreciation on investments, swap contracts and foreign currency translations	(223,542)

Net decrease in net assets resulting from operations	(7,186)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(38,193)
Institutional Class	(39,708)
Class C	(35,629)
Class M	(38,714)
From net realized gains on investments
Investor Class	(3,019)
Institutional Class	(3,039)
Class C	(2,958)
Class M	(2,958)

Total distributions	(164,218)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,276,440
Cost of shares redeemed	(702)

Net increase from share transactions	1,275,738

Institutional Class
Proceeds from sale of shares	1,304,295
Issued to shareholders in reinvestment of distributions	1,129
Cost of shares redeemed	(19,295)

Net increase from share transactions	1,286,129

Class C
Proceeds from sale of shares	1,250,000

Net increase from share transactions	1,250,000

Class M
Proceeds from sale of shares	1,250,000

Net increase from share transactions	1,250,000

Net increase in net assets	$4,890,463

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $18,604)	$4,890,463

See Notes to Financial Statements	139	December 31, 2011

Statement of Changes in Net Assets

FORWARD GLOBAL CREDIT LONG/SHORT FUND (continued)
PERIOD ENDED DECEMBER 31, 2011(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	51,035
Redeemed	(29)

Net increase in shares outstanding	51,006

Institutional Class
Sold	52,129
Distributions reinvested	47
Redeemed	(776)

Net increase in shares outstanding	51,400

Class C
Sold	50,000

Net increase in shares outstanding	50,000

Class M
Sold	50,000

Net increase in shares outstanding	50,000

(a) The Forward Global Credit Long/Short Fund commenced operations on October 3, 2011.

December 31, 2011	140	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GROWTH FUND
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment loss	$(998,270)	$(721,741)
Net realized gain on investments	17,632,425	12,768,774
Net change in unrealized appreciation/(depreciation) on investments	(18,505,164)	14,035,949

Net increase/(decrease) in net assets resulting from operations	(1,871,009)	26,082,982

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	942,919	—
Cost of shares redeemed	(8,611)	—

Net increase from share transactions	934,308	—

Institutional Class
Proceeds from sale of shares	14,532,788	9,164,786
Cost of shares redeemed	(13,251,443)	(5,170,083)

Net increase from share transactions	1,281,345	3,994,703

Class A
Proceeds from sale of shares	6,495,536	12,306,432
Cost of shares redeemed	(15,702,192)	(28,382,851)

Net decrease from share transactions	(9,206,656)	(16,076,419)

Class C
Proceeds from sale of shares	598,742	207,293
Cost of shares redeemed	(652,998)	(555,416)

Net decrease from share transactions	(54,256)	(348,123)

Net increase/(decrease) in net assets	$(8,916,268)	$13,653,143

NET ASSETS:
Beginning of period	114,475,893	100,822,750

End of period (including accumulated net investment income of $0 and $0, respectively)	$105,559,625	$114,475,893

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	66,493	—
Redeemed	(636)	—

Net increase in shares outstanding	65,857	—

Institutional Class
Sold	1,000,591	792,010
Redeemed	(938,781)	(456,224)

Net increase in shares outstanding	61,810	335,786

Class A
Sold	459,368	1,045,152
Redeemed	(1,139,141)	(2,411,597)

Net decrease in shares outstanding	(679,773)	(1,366,445)

Class C
Sold	48,633	19,080
Redeemed	(49,356)	(53,102)

Net decrease in shares outstanding	(723)	(34,022)

(a) The Forward Growth Fund began offering Investor Class shares on May 2, 2011.

See Notes to Financial Statements	141	December 31, 2011

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL DIVIDEND FUND
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$420,582	$119,858
Net realized gain on investments	117,813	448,065
Net realized loss on futures contracts	(61,399)	—
Net realized gain/(loss) on foreign currency transactions	(17,476)	23,916
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and foreign currency translations	(1,457,004)	76,001

Net increase/(decrease) in net assets resulting from operations	(997,484)	667,840

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(203,619)	(213,057)
Institutional Class	(260,990)	(86,943)
Class M	(1,008)	—

Total distributions	(465,617)	(300,000)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	2,022,892	1,481,588
Issued to shareholders in reinvestment of distributions	182,458	200,058
Cost of shares redeemed	(2,438,419)	(2,920,536)

Net decrease from share transactions	(233,069)	(1,238,890)

Institutional Class
Proceeds from sale of shares	5,691,756	3,275,057
Issued to shareholders in reinvestment of distributions	77,844	86,942
Cost of shares redeemed	(1,026,181)	(1,906,669)

Net increase from share transactions	4,743,419	1,455,330

Class M
Proceeds from sale of shares	36,000	—
Issued to shareholders in reinvestment of distributions	1,008	—
Cost of shares redeemed	(8,442)	—

Net increase from share transactions	28,566	—

Net increase in net assets	$3,075,815	$584,280

NET ASSETS:
Beginning of period	5,821,151	5,236,871

End of period (including accumulated net investment income of $10,644 and $54,683, respectively)	$8,896,966	$5,821,151

December 31, 2011	142	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL DIVIDEND FUND (continued)
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	220,705	166,378
Distributions reinvested	20,964	21,193
Redeemed	(270,641)	(339,895)

Net decrease in shares outstanding	(28,972)	(152,324)

Institutional Class
Sold	764,317	433,146
Distributions reinvested	10,508	10,760
Redeemed	(135,052)	(271,132)

Net increase in shares outstanding	639,773	172,774

Class M
Sold	4,386	—
Distributions reinvested	144	—
Redeemed	(1,239)	—

Net increase in shares outstanding	3,291	—

(a) The Forward International Dividend Fund began offering Class M shares on May 2, 2011.

See Notes to Financial Statements	143	December 31, 2011

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
OPERATIONS:
Net investment income	$4,350,394	$4,480,696
Net realized gain/(loss) on investments	(4,080,001)	36,716,929
Net realized loss on swap contracts	(587,657)	—
Net realized gain/(loss) on foreign currency transactions	16,133,672	(1,677,537)
Net change in unrealized appreciation/(depreciation) on investments, swap contracts and foreign currency translations	(112,591,794)	56,177,350

Net increase/(decrease) in net assets resulting from operations	(96,775,386)	95,697,438

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(600,026)	(812,504)
Institutional Class	(4,540,965)	(5,188,214)
Class A	(9,583)	(8,407)
Class M	(941)	(859)

Total distributions	(5,151,515)	(6,009,984)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	35,117,408	75,880,117
Issued to shareholders in reinvestment of distributions	480,227	713,832
Cost of shares redeemed	(68,380,290)	(96,379,487)

Net decrease from share transactions	(32,782,655)	(19,785,538)

Institutional Class
Proceeds from sale of shares	98,573,412	97,013,508
Issued to shareholders in reinvestment of distributions	4,291,354	4,657,585
Cost of shares redeemed	(168,020,070)	(172,129,381)

Net decrease from share transactions	(65,155,304)	(70,458,288)

Class A
Proceeds from sale of shares	574,142	719,077
Issued to shareholders in reinvestment of distributions	8,841	7,982
Cost of shares redeemed	(565,766)	(859,383)

Net increase/(decrease) from share transactions	17,217	(132,324)

Class M
Proceeds from sale of shares	88,167	101,813
Issued to shareholders in reinvestment of distributions	645	700
Cost of shares redeemed	(79,064)	(39,654)

Net increase from share transactions	9,748	62,859

Net decrease in net assets	$(199,837,895)	$(625,837)

NET ASSETS:
Beginning of period	533,605,818	534,231,655

End of period (including accumulated net investment loss of $(1,573,554) and $(1,570,927), respectively)	$333,767,923	$533,605,818

December 31, 2011	144	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,678,798	5,929,086
Distributions reinvested	41,978	49,434
Redeemed	(4,842,552)	(7,697,256)

Net decrease in shares outstanding	(2,121,776)	(1,718,736)

Institutional Class
Sold	7,299,247	7,794,217
Distributions reinvested	375,118	322,324
Redeemed	(13,382,018)	(13,639,139)

Net decrease in shares outstanding	(5,707,653)	(5,522,598)

Class A
Sold	40,069	58,021
Distributions reinvested	771	552
Redeemed	(42,577)	(72,426)

Net decrease in shares outstanding	(1,737)	(13,853)

Class M
Sold	5,830	8,115
Distributions reinvested	56	48
Redeemed	(5,769)	(3,186)

Net increase in shares outstanding	117	4,977

(a) The Forward International Small Companies Fund began offering Class M Shares on February 1, 2010.

See Notes to Financial Statements	145	December 31, 2011

Statement of Changes in Net Assets

	FORWARD LARGE CAP DIVIDEND FUND
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$534,713	$119,153
Net realized gain on investments	1,290,737	875,691
Net change in unrealized appreciation/(depreciation) on investments	(1,298,852)	1,042,390

Net increase in net assets resulting from operations	526,598	2,037,234

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(2,437)	—
Institutional Class	(213,653)	(26,650)
Class A	(344,910)	(92,875)

Total distributions	(561,000)	(119,525)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	59,763	—
Issued to shareholders in reinvestment of distributions	1,851	—

Net increase from share transactions	61,614	—

Institutional Class
Proceeds from sale of shares	5,571,305	2,578,777
Issued to shareholders in reinvestment of distributions	9,797	12,765
Cost of shares redeemed	(3,551,183)	(876,153)

Net increase from share transactions	2,029,919	1,715,389

Class A
Proceeds from sale of shares	888,946	905,275
Issued to shareholders in reinvestment of distributions	22,305	29,120
Cost of shares redeemed	(6,806,417)	(1,154,077)

Net decrease from share transactions	(5,895,166)	(219,682)

Net increase/(decrease) in net assets	$(3,838,035)	$3,413,416

NET ASSETS:
Beginning of period	18,164,404	14,750,988

End of period (including accumulated net investment income of $0 and $0, respectively)	$14,326,369	$18,164,404

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	5,853	—
Distributions reinvested	178	—

Net increase in shares outstanding	6,031	—

Institutional Class
Sold	528,286	266,962
Distributions reinvested	953	1,250
Redeemed	(335,077)	(93,903)

Net increase/(decrease) in shares outstanding	194,162	(174,309)

Class A
Sold	82,991	95,706
Distributions reinvested	2,141	2,816
Redeemed	(659,180)	(122,352)

Net decrease in shares outstanding	(574,048)	(23,830)

(a) The Forward Large Cap Dividend Fund began offering Investor Class shares on May 2, 2011.

December 31, 2011	146	See Notes to Financial Statements

Statement of Changes in Net Assets

FORWARD SELECT EM DIVIDEND FUND
PERIOD ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment income	$350,838
Net realized loss on investments	(1,243,111)
Net realized loss on futures contracts	(526,065)
Net realized loss on foreign currency transactions	(262,917)
Net change in unrealized depreciation on investments, futures contracts and foreign currency translations	(992,172)

Net decrease in net assets resulting from operations	(2,673,427)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(22,118)
Institutional Class	(282,643)
Class C	(12,674)
Class M	(17,431)
From return of capital
Investor Class	(168)
Institutional Class	(2,147)
Class C	(96)
Class M	(132)

Total distributions	(337,409)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,255,771
Issued to shareholders in reinvestment of distributions	6,031
Cost of shares redeemed	(36,094)

Net increase from share transactions	1,225,708

Institutional Class
Proceeds from sale of shares	15,080,283
Issued to shareholders in reinvestment of distributions	106
Cost of shares redeemed	(8,324,055)

Net increase from share transactions	6,756,334

Class C
Proceeds from sale of shares	675,000

Net increase from share transactions	675,000

Class M
Proceeds from sale of shares	812,020
Issued to shareholders in reinvestment of distributions	309
Cost of shares redeemed	(52,151)

Net increase from share transactions	760,178

Net increase in net assets	$6,406,384

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment loss of $(597))	$6,406,384

See Notes to Financial Statements	147	December 31, 2011

Statement of Changes in Net Assets

FORWARD SELECT EM DIVIDEND FUND (continued)
PERIOD ENDED DECEMBER 31, 2011(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	54,143
Distributions reinvested	317
Redeemed	(1,809)

Net increase in shares outstanding	52,651

Institutional Class
Sold	632,586
Distributions reinvested	6
Redeemed	(414,775)

Net increase in shares outstanding	217,817

Class C
Sold	27,000

Net increase in shares outstanding	27,000

Class M
Sold	33,898
Distributions reinvested	16
Redeemed	(2,607)

Net increase in shares outstanding	31,307

(a) The Forward Select EM Dividend Fund commenced operations on May 2, 2011.

December 31, 2011	148	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SMALL CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
OPERATIONS:
Net investment loss	$(1,022,743)	$(3,484,173)
Net realized gain on investments	87,508,839	55,762,431
Net realized loss on futures contracts	(501,237)	—
Net change in unrealized depreciation on investments and futures contracts	(90,344,928)	(2,626,719)

Net increase/(decrease) in net assets resulting from operations	(4,360,069)	49,651,539

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	28,074,473	47,599,142
Cost of shares redeemed	(100,642,379)	(146,921,318)

Net decrease from share transactions	(72,567,906)	(99,322,176)

Institutional Class
Proceeds from sale of shares	4,788,038	52,557,544
Cost of shares redeemed	(220,164,605)	(78,631,944)

Net decrease from share transactions	(215,376,567)	(26,074,400)

Class A
Proceeds from sale of shares	164,542	1,351,362
Cost of shares redeemed	(1,387,225)	(1,874,374)

Net decrease from share transactions	(1,222,683)	(523,012)

Class M
Proceeds from sale of shares	149,017	127,991
Cost of shares redeemed	(66,774)	(31,845)

Net increase from share transactions	82,243	96,146

Net decrease in net assets	$(293,444,982)	$(76,171,903)

NET ASSETS:
Beginning of period	342,152,460	418,324,363

End of period (including accumulated net investment income of $0 and $0, respectively)	$48,707,478	$342,152,460

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,611,061	3,223,822
Redeemed	(6,128,087)	(10,056,441)

Net decrease in shares outstanding	(4,517,026)	(6,832,619)

Institutional Class
Sold	272,728	3,507,814
Redeemed	(12,313,735)	(5,101,093)

Net decrease in shares outstanding	(12,041,007)	(1,593,279)

Class A
Sold	9,645	93,555
Redeemed	(82,801)	(125,303)

Net decrease in shares outstanding	(73,156)	(31,748)

Class M
Sold	8,384	8,016
Redeemed	(4,047)	(2,078)

Net increase in shares outstanding	4,337	5,938

(a) The Forward Small Cap Equity Fund began offering Class M shares on February 1, 2010.

See Notes to Financial Statements	149	December 31, 2011

Statement of Changes in Net Assets

FORWARD TACTICAL ENHANCED FUND
PERIOD ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment loss	$(416,442)
Net realized gain on option contracts	5,098
Net realized loss on futures contracts	(1,085,131)
Net change in unrealized appreciation on investments, option contracts and futures contracts	101,191

Net decrease in net assets resulting from operations	(1,395,284)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(24,358)
Institutional Class	(22,001)
Class A	(4,572)
Class C	(4,117)
Class M	(162)

Total distributions	(55,210)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	15,829,736
Issued to shareholders in reinvestment of distributions	24,330
Cost of shares redeemed	(3,032,274)

Net increase from share transactions	12,821,792

Institutional Class
Proceeds from sale of shares	13,312,876
Issued to shareholders in reinvestment of distributions	12,207
Cost of shares redeemed	(1,063,897)

Net increase from share transactions	12,261,186

Class A
Proceeds from sale of shares	2,678,420
Issued to shareholders in reinvestment of distributions	4,571
Cost of shares redeemed	(21,361)

Net increase from share transactions	2,661,630

Class C
Proceeds from sale of shares	3,489,716
Issued to shareholders in reinvestment of distributions	4,066
Cost of shares redeemed	(1,135,993)

Net increase from share transactions	2,357,789

Class M
Proceeds from sale of shares	96,778
Issued to shareholders in reinvestment of distributions	137
Cost of shares redeemed	(10,000)

Net increase from share transactions	86,915

Net increase in net assets	$28,738,818

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $0)	$28,738,818

December 31, 2011	150	See Notes to Financial Statements

Statement of Changes in Net Assets

FORWARD TACTICAL ENHANCED FUND (continued)
PERIOD ENDED DECEMBER 31, 2011(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	625,573
Distributions reinvested	1,002
Redeemed	(123,312)

Net increase in shares outstanding	503,263

Institutional Class
Sold	532,633
Distributions reinvested	501
Redeemed	(43,363)

Net increase in shares outstanding	489,771

Class A
Sold	108,192
Distributions reinvested	189
Redeemed	(875)

Net increase in shares outstanding	107,506

Class C
Sold	136,619
Distributions reinvested	169
Redeemed	(46,233)

Net increase in shares outstanding	90,555

Class M
Sold	3,832
Distributions reinvested	6
Redeemed	(372)

Net increase in shares outstanding	3,466

(a) The Forward Tactical Enhanced Fund commenced operations on January 3, 2011. The Forward Tactical Enhanced Fund began offering Class M Shares on April 15, 2011.

See Notes to Financial Statements	151	December 31, 2011

Statement of Changes in Net Assets

	FORWARD TACTICAL GROWTH FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
OPERATIONS:
Net investment loss	$(12,448,830)	$(5,649,787)
Net realized loss on investments	(100,658)	(11,683,351)
Net realized loss on futures contracts	(596,519)	(733,839)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(36,729,945)	34,929,534

Net increase/(decrease) in net assets resulting from operations	(49,875,952)	16,862,557

From net realized gains on investments
Investor Class	(1,394,264)	—
Institutional Class	(389,080)	—
Class A	(898,650)	—
Class C	(778,830)	—
Class M	(1,626,530)	—

Total distributions	(5,087,354)	—

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	109,940,935	317,671,308
Issued to shareholders in reinvestment of distributions	1,373,092	—
Cost of shares redeemed	(159,033,989)	(142,981,988)

Net increase/(decrease) from share transactions	(47,719,962)	174,689,320

Institutional Class
Proceeds from sale of shares	38,650,871	117,025,911
Issued to shareholders in reinvestment of distributions	352,079	—
Cost of shares redeemed	(117,152,488)	(32,812,590)

Net increase/(decrease) from share transactions	(78,149,538)	84,213,321

Class A
Proceeds from sale of shares	139,053,099	85,754,410
Issued to shareholders in reinvestment of distributions	869,576	—
Cost of shares redeemed	(43,474,434)	(12,920,012)

Net increase from share transactions	96,448,241	72,834,398

Class C
Proceeds from sale of shares	61,876,317	105,363,512
Issued to shareholders in reinvestment of distributions	703,493	—
Cost of shares redeemed	(32,609,270)	(10,954,198)

Net increase from share transactions	29,970,540	94,409,314

Class M
Proceeds from sale of shares	235,202,336	229,809,364
Issued to shareholders in reinvestment of distributions	1,521,728	—
Cost of shares redeemed	(127,713,782)	(36,731,509)

Net increase from share transactions	109,010,282	193,077,855

Net increase in net assets	$54,596,257	$636,086,765

NET ASSETS:
Beginning of period	857,584,786	221,498,021

End of period (including accumulated net investment income of $0 and $0, respectively)	$912,181,043	$857,584,786

December 31, 2011	152	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD TACTICAL GROWTH FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	4,229,623	12,335,561
Distributions reinvested	55,056	—
Redeemed	(6,060,527)	(5,592,470)

Net increase/(decrease) in shares outstanding	(1,775,848)	6,743,091

Institutional Class
Sold	1,464,440	4,518,224
Distributions reinvested	14,010	—
Redeemed	(4,409,426)	(1,277,784)

Net increase/(decrease) in shares outstanding	(2,930,976)	3,240,440

Class A
Sold	5,366,308	3,370,986
Distributions reinvested	35,007	—
Redeemed	(1,686,554)	(510,992)

Net increase in shares outstanding	3,714,761	2,859,994

Class C
Sold	2,377,846	4,118,513
Distributions reinvested	28,586	—
Redeemed	(1,273,550)	(433,591)

Net increase in shares outstanding	1,132,882	3,684,922

Class M
Sold	8,955,197	8,940,534
Distributions reinvested	60,530	—
Redeemed	(4,915,187)	(1,446,226)

Net increase in shares outstanding	4,100,540	7,494,308

(a) The Forward Tactical Growth Fund began offering Class M shares on February 1, 2010 and Class A shares on March 12, 2010.

See Notes to Financial Statements	153	December 31, 2011

Consolidated Statement of Changes in Net Assets

FORWARD COMMODITY LONG/SHORT STRATEGY FUND
YEAR ENDED DECEMBER 31, 2011(a)
OPERATIONS:
Net investment loss	$(237,785)
Net realized loss on investments	(288,602)
Net realized gain on swap contracts	1,903,975
Net change in unrealized appreciation on investments and swap contracts	297,841

Net increase in net assets resulting from operations	1,675,429

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(606,958)
Institutional Class	(874,677)
Class C	(56,852)
Class M	(14,177)
Class Z	(209,547)
From return of capital
Investor Class	(5,183)
Institutional Class	(7,470)
Class C	(485)
Class M	(121)
Class Z	(1,789)

Total distributions	(1,777,259)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	56,629,979
Issued to shareholders in reinvestment of distributions	610,704
Cost of shares redeemed	(8,470,303)

Net increase from share transactions	48,770,380

Institutional Class
Proceeds from sale of shares	69,397,342
Issued to shareholders in reinvestment of distributions	499,193
Cost of shares redeemed	(2,973,677)

Net increase from share transactions	66,922,858

Class C
Proceeds from sale of shares	5,215,451
Issued to shareholders in reinvestment of distributions	54,543
Cost of shares redeemed	(35,928)

Net increase from share transactions	5,234,066

Class M
Proceeds from sale of shares	1,729,990
Issued to shareholders in reinvestment of distributions	14,298

Net increase from share transactions	1,744,288

December 31, 2011	154	See Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

FORWARD COMMODITY LONG/SHORT STRATEGY FUND (continued)
YEAR ENDED DECEMBER 31, 2011(a)
Class Z
Proceeds from sale of shares	$35,825,000
Issued to shareholders in reinvestment of distributions	202,063
Cost of shares redeemed	(26,494,301)

Net increase from share transactions	9,532,762

Net increase in net assets	$132,102,524

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income $0)	$132,102,524

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,073,618
Distributions reinvested	22,803
Redeemed	(314,524)

Net increase in shares outstanding	1,781,897

Institutional Class
Sold	2,540,959
Distributions reinvested	18,605
Redeemed	(111,104)

Net increase in shares outstanding	2,448,460

Class C
Sold	191,555
Distributions reinvested	2,042
Redeemed	(1,366)

Net increase in shares outstanding	192,231

Class M
Sold	63,479
Distributions reinvested	533

Net increase in shares outstanding	64,012

Class Z
Sold	1,394,519
Distributions reinvested	7,534
Redeemed	(1,002,582)

Net increase in shares outstanding	399,471

(a) The Forward Commodity Long/Short Strategy Fund commenced operations on January 3, 2011. The Forward Commodity Long/Short Strategy Fund began offering Class C shares on May 2, 2011.

See Notes to Financial Statements	155	December 31, 2011

Statement of Cash Flows

For the Year Ended December 31, 2011

FORWARD CREDIT ANALYSIS LONG/SHORT FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$11,115,080
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchases of investment securities	(364,610,476)
Proceeds from sale of investment securities	381,819,847
Purchases to cover securities sold short transactions	(306,332,168)
Proceeds from securities sold short transactions	272,925,701
Net purchases of short-term investment securities	(6,724,794)
Discount and premiums amortized	(605,737)
Net realized loss on investment securities	2,578,101
Net realized loss on securities sold short	2,585,194
Net change in unrealized appreciation on investments and securities sold short	(8,407,998)
Changes in assets and liabilities:
Increase in receivable for investments sold	(126,500)
Decrease in interest and dividend receivable	127,082
Decrease in other assets	1,336
Decrease in payable due to broker for securities sold short	(11,989,104)
Decrease in payable for interest on short sales	(212,041)
Decrease in payable for investments purchased	(2,236,514)
Increase in payable for advisor	51,725
Increase in payable for distribution and service fees	65
Increase in payable to trustees	1,742
Increase in payable for chief compliance officer fee	205
Increase in accrued expenses and other liabilities	14,008

Net cash used in operating activities	(30,025,246)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	151,445,818
Cost of shares redeemed	(120,432,699)
Cash distributions paid	(987,873)

Net cash provided by financing activities	30,025,246

NET CHANGE IN CASH FOR THE PERIOD	0

CASH, BEGINNING OF PERIOD	0

CASH, END OF PERIOD	$0

Non-cash financing activities not included herein consist of reinvestment of distributions of $7,271,870.

Cash paid for interest on short sales and interest paid to broker during the period was $4,602,491.

December 31, 2011	156	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Banking and Finance Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.14	$14.85
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment income/(loss)(c)	0.07	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.71)	0.31

Total from Investment Operations	(0.64)	0.29

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.64)	0.29

NET ASSET VALUE, END OF PERIOD	$14.50	$15.14

TOTAL RETURN	(4.23)%	1.95	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$136	$4
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.47%	(0.20	)%(e)
Operating expenses	1.48%	1.83	%(e)
PORTFOLIO TURNOVER RATE	27%	48	%(f)

(a) The Fund began offering Investor Class shares on March 16, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	157	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Banking and Finance Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$15.89		$13.62	$15.39	$19.61	$28.81
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment income/(loss)	(0.03	)(c)	(0.04)	0.02 (c)	0.08	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.70)		2.31	(1.76)	(4.28)	(5.86)

Total from Investment Operations	(0.73)		2.27	(1.74)	(4.20)	(5.91)

LESS DISTRIBUTIONS:
From investment income	—		—	(0.03)	(0.02)	—
From capital gains	—		—	—	—	(3.30)

Total Distributions	—		—	(0.03)	(0.02)	(3.30)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.73)		2.27	(1.77)	(4.22)	(9.20)

NET ASSET VALUE, END OF PERIOD	$15.16		$15.89	$13.62	$15.39	$19.61

TOTAL RETURN(d)	(4.59)%		16.67%	(11.29)%	(21.41)%	(20.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$20,412		$26,756	$22,675	$48,460	$64,560
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	(0.22)%		(0.22)%	0.15%	0.36%	(0.14)%
Operating expenses	1.90%		1.95%	1.88%	1.65%	1.69%
PORTFOLIO TURNOVER RATE	27%		48%	43%	61%	29%

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

December 31, 2011	158	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Banking and Finance Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.82		$12.77	$14.52	$18.60	$27.71
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment loss	(0.11	)(c)	(0.18)	(0.19)	(0.19)	(0.29)
Net realized and unrealized gain/(loss) on investments	(0.65)		2.23	(1.56)	(3.89)	(5.53)

Total from Investment Operations	(0.76)		2.05	(1.75)	(4.08)	(5.82)

LESS DISTRIBUTIONS:
From capital gains	—		—	—	—	(3.30)

Total Distributions	—		—	—	—	(3.30)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.76)		2.05	(1.75)	(4.08)	(9.11)

NET ASSET VALUE, END OF PERIOD	$14.06		$14.82	$12.77	$14.52	$18.60

TOTAL RETURN(d)	(5.13)%		16.05%	(12.05)%	(21.94)%	(21.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$13,675		$17,872	$16,907	$23,486	$41,441
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.77)%		(0.77)%	(0.47)%	(0.30)%	(0.79)%
Operating expenses	2.45%		2.50%	2.49%	2.30%	2.34%
PORTFOLIO TURNOVER RATE	27%		48%	43%	61%	29%

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	159	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010		YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.96	$8.08		$5.84		$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.32 (c)	0.41		0.48		0.47
Net realized and unrealized gain/(loss) on investments	0.14	(0.07)		2.19		(1.68)

Total from Investment Operations	0.46	0.34		2.67		(1.21)

LESS DISTRIBUTIONS:
From investment income	(0.31)	(0.39)		(0.43)		(0.58)
From capital gains	(0.02)	(0.07)		—		—

Total Distributions	(0.33)	(0.46)		(0.43)		(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.13	(0.12)		2.24		(1.79)

NET ASSET VALUE, END OF PERIOD	$8.09	$7.96		$8.08		$5.84

TOTAL RETURN	5.83%	4.17%		46.56%		(16.59	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$156,238	$136,654		$61,043		$12,867
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	6.13%	6.39%		8.48%		13.10	%(e)
Operating expenses including reimbursement/waiver	1.99%	1.98	%(f)	1.93	%(g)	1.84	%(e)
Operating expenses excluding reimbursement/waiver	2.14%	2.14%		2.22%		2.52	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	3.95%	5.15%		6.61%		8.79	%(e)
Operating expenses including reimbursement/waiver	4.17%	3.22	%(f)	3.80	%(g)	6.14	%(e)
Operating expenses excluding reimbursement/waiver	4.32%	3.39%		4.09%		6.82	%(e)
PORTFOLIO TURNOVER RATE	133%	89%		221%		311	%(h)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Investor Class shares on May 1, 2008.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2010, the net expense limitation changed from 1.95% to 1.99%.

(g) Effective May 1, 2009, the net expense limitation changed from 1.84% to 1.95%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

December 31, 2011	160	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010		YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.91	$8.03		$5.81		$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.34 (c)	0.48		0.54		0.39
Net realized and unrealized gain/(loss) on investments	0.15	(0.11)		2.14		(1.59)

Total from Investment Operations	0.49	0.37		2.68		(1.20)

LESS DISTRIBUTIONS:
From investment income	(0.34)	(0.42)		(0.46)		(0.62)
From capital gains	(0.02)	(0.07)		—		—

Total Distributions	(0.36)	(0.49)		(0.46)		(0.62)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.13	(0.12)		2.22		(1.82)

NET ASSET VALUE, END OF PERIOD	$8.04	$7.91		$8.03		$5.81

TOTAL RETURN	6.23%	4.54%		47.08%		(16.35	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$38,790	$16,994		$4,787		$793
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	6.39%	6.82%		8.89%		12.49	%(e)
Operating expenses including reimbursement/waiver	1.64%	1.63	%(f)	1.57	%(g)	1.49	%(e)
Operating expenses excluding reimbursement/waiver	1.79%	1.80%		1.86%		2.53	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	4.21%	5.57%		7.01%		8.58	%(e)
Operating expenses including reimbursement/waiver	3.82%	2.88	%(f)	3.45	%(g)	5.40	%(e)
Operating expenses excluding reimbursement/waiver	3.97%	3.06%		3.74%		6.44	%(e)
PORTFOLIO TURNOVER RATE	133%	89%		221%		311	%(h)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Institutional Class shares on May 1, 2008.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

(g) Effective May 1, 2009, the net expense limitation changed from 1.49% to 1.60%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	161	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011(a)	PERIOD ENDED DECEMBER 31, 2010(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.95	$8.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.31 (c)	0.14
Net realized and unrealized gain/(loss) on investments	0.14	(0.63)

Total from Investment Operations	0.45	(0.49)

LESS DISTRIBUTIONS:
From investment income	(0.30)	(0.19)
From capital gains	(0.02)	(0.07)

Total Distributions	(0.32)	(0.26)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.13	(0.75)

NET ASSET VALUE, END OF PERIOD	$8.08	$7.95

TOTAL RETURN(d)	5.68%	(5.69	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,621	$2,360
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	6.06%	5.63	%(f)
Operating expenses including reimbursement/waiver	2.14%	2.14	%(f)
Operating expenses excluding reimbursement/waiver	2.29%	2.36	%(f)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	3.88%	4.46	%(f)
Operating expenses including reimbursement/waiver	4.32%	3.31	%(f)
Operating expenses excluding reimbursement/waiver	4.47%	3.53	%(f)
PORTFOLIO TURNOVER RATE	133%	89	%(g)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class A shares on September 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2011	162	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010		PERIOD ENDED DECEMBER 31, 2009(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.97	$8.10		$7.26
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.27 (c)	0.39		0.29
Net realized and unrealized gain/(loss) on investments	0.13	(0.10)		0.88

Total from Investment Operations	0.40	0.29		1.17

LESS DISTRIBUTIONS:
From investment income	(0.26)	(0.35)		(0.33)
From capital gains	(0.02)	(0.07)		—

Total Distributions	(0.28)	(0.42)		(0.33)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.12	(0.13)		0.84

NET ASSET VALUE, END OF PERIOD	$8.09	$7.97		$8.10

TOTAL RETURN(d)	5.07%	3.50%		16.37	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$15,550	$15,357		$4,377
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	5.51%	5.75%		9.32	%(f)
Operating expenses including reimbursement/waiver	2.59%	2.58	%(g)	2.24	%(f)
Operating expenses excluding reimbursement/waiver	2.74%	2.76%		2.41	%(f)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	3.33%	4.51%		6.55	%(f)
Operating expenses including reimbursement/waiver	4.77%	3.82	%(g)	5.01	%(f)
Operating expenses excluding reimbursement/waiver	4.92%	4.00%		5.18	%(f)
PORTFOLIO TURNOVER RATE	133%	89%		221	%(h)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class C shares on June 3, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2010, the net expense limitation changed from 2.55% to 2.59%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	163	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2011(a)	PERIOD ENDED DECEMBER 31, 2010(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.91	$8.17
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.35 (c)	0.40
Net realized and unrealized gain/(loss) on investments	0.14	(0.17)

Total from Investment Operations	0.49	0.23

LESS DISTRIBUTIONS:
From investment income	(0.34)	(0.42)
From capital gains	(0.02)	(0.07)

Total Distributions	(0.36)	(0.49)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.13	(0.26)

NET ASSET VALUE, END OF PERIOD	$8.04	$7.91

TOTAL RETURN	6.24%	2.73	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,120	$4,930
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	6.54%	6.85	%(e)
Operating expenses including reimbursement/waiver	1.64%	1.63	%(e)(f)
Operating expenses excluding reimbursement/waiver	1.79%	1.85	%(e)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	4.36%	5.50	%(e)
Operating expenses including reimbursement/waiver	3.82%	2.98	%(e)(f)
Operating expenses excluding reimbursement/waiver	3.97%	3.20	%(e)
PORTFOLIO TURNOVER RATE	133%	89	%(g)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class M shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2011	164	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.05	$10.60	$9.30		$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.61 (c)	0.42	0.47		0.40	0.08
Net realized and unrealized gain/(loss) on investments	(0.89)	0.25	1.21		(0.87)	0.19

Total from Investment Operations	(0.28)	0.67	1.68		(0.47)	0.27

LESS DISTRIBUTIONS:
From investment income	(1.67)	(0.22)	(0.38)		(0.42)	(0.08)

Total Distributions	(1.67)	(0.22)	(0.38)		(0.42)	(0.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.95)	0.45	1.30		(0.89)	0.19

NET ASSET VALUE, END OF PERIOD	$9.10	$11.05	$10.60		$9.30	$10.19

TOTAL RETURN	(2.73)%	6.47%	18.43%		(4.91)%	2.71	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,702	$5,924	$5,766		$5,073	$4,297
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	5.35%	3.80%	4.61%		4.10%	3.57	%(e)
Operating expenses including reimbursement/waiver	1.39%	1.39%	1.26	%(f)	1.16%	1.24	%(e)
Operating expenses excluding reimbursement/waiver	1.89%	1.90%	1.41%		1.36%	1.60	%(e)
PORTFOLIO TURNOVER RATE	357%	74%	59%		56%	1	%(d)

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) The Fund began offering Investor Class shares on October 5, 2007.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2009, the net expense limitation changed from 1.24% to 1.39%.

See Notes to Financial Statements	165	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.02	$10.55	$9.27	$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.68 (c)	0.48	0.48	0.44	0.09
Net realized and unrealized gain/(loss) on investments	(0.92)	0.23	1.21	(0.88)	0.19

Total from Investment Operations	(0.24)	0.71	1.69	(0.44)	0.28

LESS DISTRIBUTIONS:
From investment income	(1.74)	(0.24)	(0.41)	(0.48)	(0.09)

Total Distributions	(1.74)	(0.24)	(0.41)	(0.48)	(0.09)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.98)	0.47	1.28	(0.92)	0.19

NET ASSET VALUE, END OF PERIOD	$9.04	$11.02	$10.55	$9.27	$10.19

TOTAL RETURN	(2.40)%	6.91%	18.70%	(4.60)%	2.77	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$7,613	$17,469	$16,257	$12,088	$12,858
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	6.10%	4.22%	4.89%	4.27%	3.84	%(e)
Operating expenses including reimbursement/waiver	0.99%	0.99%	0.97%	0.97%	0.99	%(e)
Operating expenses excluding reimbursement/waiver	1.49%	1.45%	1.13%	1.35%	1.60	%(e)
PORTFOLIO TURNOVER RATE	357%	74%	59%	56%	1	%(d)

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) The Fund began offering Institutional Class shares on October 5, 2007.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

December 31, 2011	166	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.08	$10.66	$9.35		$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.52 (c)	0.44	0.42		0.39	0.07
Net realized and unrealized gain/(loss) on investments	(0.87)	0.17	1.23		(0.88)	0.19

Total from Investment Operations	(0.35)	0.61	1.65		(0.49)	0.26

LESS DISTRIBUTIONS:
From investment income	(1.60)	(0.19)	(0.34)		(0.35)	(0.07)

Total Distributions	(1.60)	(0.19)	(0.34)		(0.35)	(0.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.95)	0.42	1.31		(0.84)	0.19

NET ASSET VALUE, END OF PERIOD	$9.13	$11.08	$10.66		$9.35	$10.19

TOTAL RETURN(d)	(3.31)%	5.87%	18.00%		(5.00)%	2.63	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,142	$2,345	$4,445		$3,879	$4,229
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.54%	3.24%	4.24%		3.90%	3.23	%(f)
Operating expenses including reimbursement/waiver	1.94%	1.94%	1.63	%(g)	1.35%	1.58	%(f)
Operating expenses excluding reimbursement/waiver	2.48%	2.38%	1.77%		1.36%	1.60	%(f)
PORTFOLIO TURNOVER RATE	357%	74%	59%		56%	1	%(e)

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) The Fund began offering Class C shares on October 5, 2007.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2009, the net expense limitation changed from 1.89% to 1.94%.

See Notes to Financial Statements	167	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$20.97	$21.47	$12.28		$28.51		$23.08
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.11 (b)	0.00 (c)	0.01	(b)	0.38		0.04
Net realized and unrealized gain/(loss) on investments	(4.61)	3.43	9.33		(16.20)		8.98

Total from Investment Operations	(4.50)	3.43	9.34		(15.82)		9.02

LESS DISTRIBUTIONS:
From investment income	(0.57)	(0.25)	(0.15)		—		(0.05)
From capital gains	(6.35)	(3.68)	—		(0.41)		(3.55)

Total Distributions	(6.92)	(3.93)	(0.15)		(0.41)		(3.60)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		—		0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(11.42)	(0.50)	9.19		(16.23)		5.43

NET ASSET VALUE, END OF PERIOD	$9.55	$20.97	$21.47		$12.28		$28.51

TOTAL RETURN	(22.33)%	16.56%	76.16%		(55.38)%		38.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$23,498	$49,997	$39,864		$14,576		$25,008
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.55%	0.01%	0.04%		1.67%		0.17%
Operating expenses including reimbursement/waiver	1.79%	1.79%	1.77	%d)	1.72	%(e)	1.69%
Operating expenses excluding reimbursement/waiver	2.15%	2.02%	2.00%		2.10%		2.09%
PORTFOLIO TURNOVER RATE	102%	129%	120%		214%		121%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Effective May 1, 2009, the net expense limitation changed from 1.74% to 1.79%.

(e) Effective May 1, 2008, the net expense limitation changed from 1.69% to 1.74%.

December 31, 2011	168	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$21.31	$21.76	$12.40	$28.66	$23.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.15 (b)	0.12 (b)	0.07 (b)	0.34	0.12
Net realized and unrealized gain/(loss) on investments	(4.70)	3.45	9.48	(16.19)	9.03

Total from Investment Operations	(4.55)	3.57	9.55	(15.85)	9.15

LESS DISTRIBUTIONS:
From investment income	(0.65)	(0.34)	(0.19)	—	(0.13)
From capital gains	(6.35)	(3.68)	—	(0.41)	(3.55)

Total Distributions	(7.00)	(4.02)	(0.19)	(0.41)	(3.68)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(11.55)	(0.45)	9.36	(16.26)	5.48

NET ASSET VALUE, END OF PERIOD	$9.76	$21.31	$21.76	$12.40	$28.66

TOTAL RETURN	(22.21)%	17.12%	76.94%	(55.19)%	39.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$31,484	$157,970	$291,105	$49,529	$61,829
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.76%	0.62%	0.36%	1.76%	0.51%
Operating expenses including reimbursement/waiver	1.39%	1.39%	1.38%	1.39%	1.39%
Operating expenses excluding reimbursement/waiver	1.76%	1.59%	1.53%	1.77%	1.79%
PORTFOLIO TURNOVER RATE	102%	129%	120%	214%	121%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	169	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2011	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$21.34	$20.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.17 (b)	0.06
Net realized and unrealized gain/(loss) on investments	(4.67)	4.78

Total from Investment Operations	(4.50)	4.84

LESS DISTRIBUTIONS:
From investment income	(0.63)	(0.31)
From capital gains	(6.35)	(3.68)

Total Distributions	(6.98)	(3.99)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(11.48)	0.85

NET ASSET VALUE, END OF PERIOD	$9.86	$21.34

TOTAL RETURN	(21.96)%	24.30	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$180	$340
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.86%	0.35	%(d)
Operating expenses including reimbursement/waiver	1.39%	1.39	%(d)
Operating expenses excluding reimbursement/waiver	1.74%	1.64	%(d)
PORTFOLIO TURNOVER RATE	102%	129	%(e)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2011	170	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Focus Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.24	$10.10		$8.00	$8.92
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.01 (c)	(0.09)		(0.10)	0.00	(d)
Net realized and unrealized gain/(loss) on investments	(0.10)	2.22		2.21	(0.67)

Total from Investment Operations	(0.09)	2.13		2.11	(0.67)

LESS DISTRIBUTIONS:
From capital gains	(1.05)	(1.99)		(0.01)	(0.25)

Total Distributions	(1.05)	(1.99)		(0.01)	(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.14)	0.14		2.10	(0.92)

NET ASSET VALUE, END OF PERIOD	$9.10	$10.24		$10.10	$8.00

TOTAL RETURN	(0.95)%	21.80%		26.44%	(7.38	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,108	$1,174		$1,145	$906
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.05%	(0.80)%		(0.79)%	(0.30	)%(f)
Operating expenses including reimbursement/waiver	1.34%	1.64	%(g)	1.68%	1.69	%(f)
Operating expenses excluding reimbursement/waiver	1.71%	2.45%		2.09%	2.56	%(f)
PORTFOLIO TURNOVER RATE	32%	106%		22%	35	%(h)

(a) Prior to October 20, 2010, the Forward Focus Fund was known as the Forward Legato Fund.

(b) The Fund began offering Investor Class shares on October 21, 2008.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2010, the net expense limitation changed from 1.69% to 1.71%. Effective November 1, 2010, the net expense limitation changed from 1.71% to 1.34%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	171	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Focus Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.36	$10.17		$8.02	$11.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.04 (c)	(0.06)		(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	(0.09)	2.24		2.19	(3.01)

Total from Investment Operations	(0.05)	2.18		2.16	(3.00)

LESS DISTRIBUTIONS:
From capital gains	(1.05)	(1.99)		(0.01)	(0.25)

Total Distributions	(1.05)	(1.99)		(0.01)	(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.10)	0.19		2.15	(3.25)

NET ASSET VALUE, END OF PERIOD	$9.26	$10.36		$10.17	$8.02

TOTAL RETURN	(0.54)%	22.15%		27.00%	(26.52	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,869	$4,869		$3,686	$2,142
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.40%	(0.42)%		(0.27)%	0.19	%(e)
Operating expenses including reimbursement/waiver	0.99%	1.27	%(f)	1.29%	1.29	%(e)
Operating expenses excluding reimbursement/waiver	1.36%	2.15%		1.72%	1.81	%(e)
PORTFOLIO TURNOVER RATE	32%	106%		22%	35	%(g)

(a) Prior to October 20, 2010, the Forward Focus Fund was known as the Forward Legato Fund.

(b) The Fund began offering Institutional Class shares on May 1, 2008.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2010, the net expense limitation changed from 1.29% to 1.36%. Effective November 1, 2010, the net expense limitation changed from 1.36% to 0.99%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

December 31, 2011	172	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Focus Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19		$10.08		$7.99	$11.92		$12.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.02	)(b)	(0.12)		(0.02)	(0.11)		(0.10)
Net realized and unrealized gain/(loss) on investments	(0.08)		2.22		2.12	(3.57)		1.13

Total from Investment Operations	(0.10)		2.10		2.10	(3.68)		1.03

LESS DISTRIBUTIONS:
From capital gains	(1.05)		(1.99)		(0.01)	(0.25)		(1.30)

Total Distributions	(1.05)		(1.99)		(0.01)	(0.25)		(1.30)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.15)		0.11		2.09	(3.93)		(0.27)

NET ASSET VALUE, END OF PERIOD	$9.04		$10.19		$10.08	$7.99		$11.92

TOTAL RETURN(c)	(1.04)%		21.55%		26.35%	(30.78)%		8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,297		$5,787		$7,450	$2,194		$7,294
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.19)%		(0.97)%		(0.84)%	(0.66)%		(0.73)%
Operating expenses including reimbursement/waiver	1.49%		1.79	%(d)	1.84%	1.77	%(e)	1.69	%(f)
Operating expenses excluding reimbursement/waiver	2.01%		2.55%		2.22%	2.07%		1.96%
PORTFOLIO TURNOVER RATE	32%		106%		22%	35%		33%

(a) Prior to October 20, 2010, the Forward Focus Fund was known as the Forward Legato Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2010, the net expense limitation changed from 1.84% to 1.86%. Effective November 1, 2010, the net expense limitation changed from 1.86% to 1.49%.

(e) Effective May 1, 2008, the net expense limitation changed from 1.69% to 1.84%.

(f) Effective January 2, 2007, the net expense limitation changed from 1.79% to 1.69%.

See Notes to Financial Statements	173	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Global Credit Long/Short Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.89
Net realized and unrealized loss on investments	(0.92)

Total from Investment Operations	(0.03)

LESS DISTRIBUTIONS:
From investment income	(0.75)
From capital gains	(0.06)

Total Distributions	(0.81)

NET DECREASE IN NET ASSET VALUE	(0.84)

NET ASSET VALUE, END OF PERIOD	$24.16

TOTAL RETURN	(0.12	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,232
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	14.43	%(d)
Operating expenses including reimbursement/waiver	2.39	%(d)
Operating expenses excluding reimbursement/waiver	4.85	%(d)
PORTFOLIO TURNOVER RATE	80	%(c)

(a) The Fund began offering Investor Class shares on October 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

December 31, 2011	174	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Global Credit Long/Short Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.91
Net realized and unrealized loss on investments	(0.92)

Total from Investment Operations	(0.01)

LESS DISTRIBUTIONS:
From investment income	(0.77)
From capital gains	(0.06)

Total Distributions	(0.83)

NET DECREASE IN NET ASSET VALUE	(0.84)

NET ASSET VALUE, END OF PERIOD	$24.16

TOTAL RETURN	(0.02	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,242
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	14.83	%(d)
Operating expenses including reimbursement/waiver	1.99	%(d)
Operating expenses excluding reimbursement/waiver	4.45	%(d)
PORTFOLIO TURNOVER RATE	80	%(c)

(a) The Fund began offering Institutional Class shares on October 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	175	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Global Credit Long/Short Fund

	CLASS C
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.85
Net realized and unrealized loss on investments	(0.92)

Total from Investment Operations	(0.07)

LESS DISTRIBUTIONS:
From investment income	(0.71)
From capital gains	(0.06)

Total Distributions	(0.77)

NET DECREASE IN NET ASSET VALUE	(0.84)

NET ASSET VALUE, END OF PERIOD	$24.16

TOTAL RETURN(c)	(0.27	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,208
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	13.78	%(e)
Operating expenses including reimbursement/waiver	2.99	%(e)
Operating expenses excluding reimbursement/waiver	5.45	%(e)
PORTFOLIO TURNOVER RATE	80	%(d)

(a) The Fund began offering Class C shares on October 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

December 31, 2011	176	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Global Credit Long/Short Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.91
Net realized and unrealized loss on investments	(0.92)

Total from Investment Operations	(0.01)

LESS DISTRIBUTIONS:
From investment income	(0.77)
From capital gains	(0.06)

Total Distributions	(0.83)

NET DECREASE IN NET ASSET VALUE	(0.84)

NET ASSET VALUE, END OF PERIOD	$24.16

TOTAL RETURN	(0.02	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,208
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	14.78	%(d)
Operating expenses including reimbursement/waiver	1.99	%(d)
Operating expenses excluding reimbursement/waiver	4.45	%(d)
PORTFOLIO TURNOVER RATE	80	%(c)

(a) The Fund began offering Class M shares on October 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	177	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Growth Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.74
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.09)
Net realized and unrealized loss on investments	(2.30)

Total from Investment Operations	(2.39)

NET DECREASE IN NET ASSET VALUE	(2.39)

NET ASSET VALUE, END OF PERIOD	$13.35

TOTAL RETURN	(15.18	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$879
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.00	)%(d)
Operating expenses including reimbursement/waiver	1.34	%(d)
Operating expenses excluding reimbursement/waiver	1.43	%(d)
PORTFOLIO TURNOVER RATE	75	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calcuated at the Fund level and represents the year ended December 31, 2011.

December 31, 2011	178	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.67		$10.68	$8.00		$9.03
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.10	)(c)	(0.06)	(0.17)		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.06)		3.05	2.85		(0.98)

Total from Investment Operations	(0.16)		2.99	2.68		(0.99)

LESS DISTRIBUTIONS:
From capital gains	—		—	—		(0.04)

Total Distributions	—		—	—		(0.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.16)		2.99	2.68		(1.03)

NET ASSET VALUE, END OF PERIOD	$13.51		$13.67	$10.68		$8.00

TOTAL RETURN	(1.17)%		28.00%	33.50%		(10.95	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$64,930		$64,880	$47,091		$908
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.72)%		(0.52)%	(0.73)%		(0.45	)%(e)
Operating expenses including reimbursement/waiver	0.99%		0.99%	0.99	%(f)	n/a
Operating expenses excluding reimbursement/waiver	1.06%		1.11%	1.08%		1.08	%(e)
PORTFOLIO TURNOVER RATE	75%		78%	113%		108	%(g)

(a) The Fund began offering Institutional Class shares on October 21, 2008.

(b) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective January 1, 2009, the Advisor agreed to limit expenses at 0.99%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	179	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$13.57		$10.63	$7.99		$12.73	$13.90
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.14	)(b)	(0.12)	(0.11)		(0.11)	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.06)		3.06	2.75		(4.59)	0.44

Total from Investment Operations	(0.20)		2.94	2.64		(4.70)	0.31

LESS DISTRIBUTIONS:
From capital gains	—		—	—		(0.04)	(1.48)

Total Distributions	—		—	—		(0.04)	(1.48)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—		—	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.20)		2.94	2.64		(4.74)	(1.17)

NET ASSET VALUE, END OF PERIOD	$13.37		$13.57	$10.63		$7.99	$12.73

TOTAL RETURN(d)	(1.47)%		27.66%	33.04%		(36.91)%	1.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$37,008		$46,785	$51,177		$92,675	$174,019
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.03)%		(0.85)%	(1.03)%		(0.95)%	(0.96)%
Operating expenses including reimbursement/waiver	1.29%		1.29%	1.29	%(e)	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.36%		1.41%	1.38%		1.35%	1.36%
PORTFOLIO TURNOVER RATE	75%		78%	113%		108%	76%

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective January 1, 2009, the Advisor agreed to limit expenses at 1.29%.

December 31, 2011	180	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$12.58		$9.92	$7.49		$12.03	$13.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.22	)(b)	(0.03)	(0.36)		(0.48)	(0.23)
Net realized and unrealized gain/(loss) on investments	(0.05)		2.69	2.79		(4.02)	0.44

Total from Investment Operations	(0.27)		2.66	2.43		(4.50)	0.21

LESS DISTRIBUTIONS:
From capital gains	—		—	—		(0.04)	(1.48)

Total Distributions	—		—	—		(0.04)	(1.48)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—		—	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.27)		2.66	2.43		(4.54)	(1.27)

NET ASSET VALUE, END OF PERIOD	$12.31		$12.58	$9.92		$7.49	$12.03

TOTAL RETURN(d)	(2.15)%		26.81%	32.44%		(37.40)%	1.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,743		$2,812	$2,555		$2,623	$8,593
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.68)%		(1.48)%	(1.68)%		(1.65)%	(1.61)%
Operating expenses including reimbursement/waiver	1.94%		1.94%	1.94	%(e)	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.01%		2.06%	2.04%		2.04%	2.01%
PORTFOLIO TURNOVER RATE	75%		78%	113%		108%	76%

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective January 1, 2009, the Advisor agreed to limit expenses at 1.94%.

See Notes to Financial Statements	181	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$9.49	$8.48		$8.63	$19.40		$18.23
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment income	0.47 (c)	0.20	(c)	0.27 (c)	0.66		0.14
Net realized and unrealized gain/(loss) on investments	(1.61)	1.32		2.82	(11.00)		2.32

Total from Investment Operations	(1.14)	1.52		3.09	(10.34)		2.46

LESS DISTRIBUTIONS:
From investment income	(0.49)	(0.51)		(3.24)	(0.12)		(0.13)
From capital gains	—	—		—	(0.31)		(1.18)

Total Distributions	(0.49)	(0.51)		(3.24)	(0.43)		(1.31)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—	—		0.02

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.63)	1.01		(0.15)	(10.77)		1.17

NET ASSET VALUE, END OF PERIOD	$7.86	$9.49		$8.48	$8.63		$19.40

TOTAL RETURN	(12.45)%	17.97%		35.88%	(53.22)%		13.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,170	$4,100		$4,954	$12,494		$59,726
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	5.26%	2.31%		2.97%	2.32%		0.90%
Operating expenses including reimbursement/waiver	1.49%	1.51	%(d)	1.34%	1.30	%(e)	1.25	%(f)
Operating expenses excluding reimbursement/waiver	2.81%	3.92%		1.81%	1.70%		1.48%
PORTFOLIO TURNOVER RATE	93%	113%		73%	94%		63%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2010, the net expense limitation changed from 1.34% to 1.60%. Effective December 1, 2010, the net expense limitation changed from 1.60% to 1.49%.

(e) Effective May 1, 2008, the net expense limitation changed from 1.24% to 1.34%.

(f) Effective May 1, 2007, the net expense limitation changed from 1.29% to 1.24%.

December 31, 2011	182	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.12	$7.23		$8.62	$19.41	$19.99
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment income	0.44 (d)	0.21	(d)	0.29 (d)	0.43	0.09
Net realized and unrealized gain/(loss) on investments	(1.37)	1.11		2.79	(10.76)	0.66

Total from Investment Operations	(0.93)	1.32		3.08	(10.33)	0.75

LESS DISTRIBUTIONS:
From investment income	(0.49)	(0.43)		(4.47)	(0.15)	(0.16)
From capital gains	—	—		—	(0.31)	(1.18)

Total Distributions	(0.49)	(0.43)		(4.47)	(0.46)	(1.34)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.42)	0.89		(1.39)	(10.79)	(0.58)

NET ASSET VALUE, END OF PERIOD	$6.70	$8.12		$7.23	$8.62	$19.41

TOTAL RETURN	(12.01)%	18.30%		35.84%	(53.12)%	3.59	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,705	$1,721		$283	$13,036	$23,078
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	5.88%	2.86%		3.12%	2.82%	0.95	%(f)
Operating expenses including reimbursement/waiver	1.14%	1.16	%(g)	0.99%	0.99%	0.99	%(f)
Operating expenses excluding reimbursement/waiver	2.45%	3.54%		1.39%	1.42%	1.23	%(f)
PORTFOLIO TURNOVER RATE	93%	113%		73%	94%	63	%(h)

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) The Fund began offering Institutional Class shares on May 1, 2007.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2010, the net expense limitation changed from 0.99% to 1.25%. Effective December 1, 2010, the net expense limitation changed from 1.25% to 1.14%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

See Notes to Financial Statements	183	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.25
Net realized and unrealized loss on investments	(1.64)

Total from Investment Operations	(1.39)

LESS DISTRIBUTIONS:
From investment income	(0.47)

Total Distributions	(0.47)

NET DECREASE IN NET ASSET VALUE	(1.86)

NET ASSET VALUE, END OF PERIOD	$6.70

TOTAL RETURN	(16.68	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$22
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	5.48	%(d)
Operating expenses including reimbursement/waiver	1.14	%(d)
Operating expenses excluding reimbursement/waiver	2.50	%(d)
PORTFOLIO TURNOVER RATE	93	%(e)

(a) The Fund began offering Class M shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2011	184	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.54	$12.15	$9.51	$18.04		$18.96
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.09 (a)	0.10	0.12	0.15		0.11
Net realized and unrealized gain/(loss) on investments	(2.93)	2.41	2.63	(8.56)		0.64

Total from Investment Operations	(2.84)	2.51	2.75	(8.41)		0.75

LESS DISTRIBUTIONS:
From investment income	(0.13)	(0.12)	(0.11)	(0.12)		(0.08)
From capital gains	—	—	—	—		(1.60)

Total Distributions	(0.13)	(0.12)	(0.11)	(0.12)		(1.68)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	—		0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.97)	2.39	2.64	(8.53)		(0.92)

NET ASSET VALUE, END OF PERIOD	$11.57	$14.54	$12.15	$9.51		$18.04

TOTAL RETURN	(19.49)%	20.69%	28.89%	(46.60)%		3.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$51,814	$95,936	$101,110	$108,661		$274,585
RATIOS TO AVERAGE NET ASSETS:
Net Investment income including reimbursement/waiver/repayment of previously waived fees	0.65%	0.60%	0.72%	0.91%		0.54%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.62%	1.64%	1.62%	1.58	%(b)	1.60	%(c)
Operating expenses excluding reimbursement/waiver	n/a	n/a	n/a	1.61%		1.62%
PORTFOLIO TURNOVER RATE	79%	82%	114%	95%		79%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

(c) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

See Notes to Financial Statements	185	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.55	$12.16	$9.52	$18.10		$19.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.13 (a)	0.12	0.12	0.18		0.14
Net realized and unrealized gain/(loss) on investments	(2.92)	2.44	2.68	(8.58)		0.68

Total from Investment Operations	(2.79)	2.56	2.80	(8.40)		0.82

LESS DISTRIBUTIONS:
From investment income	(0.19)	(0.17)	(0.16)	(0.18)		(0.15)
From capital gains	—	—	—	—		(1.60)

Total Distributions	(0.19)	(0.17)	(0.16)	(0.18)		(1.75)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	—		0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.98)	2.39	2.64	(8.58)		(0.92)

NET ASSET VALUE, END OF PERIOD	$11.57	$14.55	$12.16	$9.52		$18.10

TOTAL RETURN	(19.18)%	21.10%	29.37%	(46.42)%		4.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$280,888	$436,307	$431,875	$329,966		$626,083
RATIOS TO AVERAGE NET ASSETS:
Net Investment income including reimbursement/waiver/repayment of previously waived fees	0.94%	0.94%	1.10%	1.26%		0.84%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.27%	1.27%	1.25%	1.23	%(b)	1.25	%(c)
Operating expenses excluding reimbursement/waiver	n/a	n/a	n/a	1.26%		1.28%
PORTFOLIO TURNOVER RATE	79%	82%	114%	95%		79%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

(c) Effective January 2, 2007, the net expense limitation changed from 1.26% to 1.25%.

December 31, 2011	186	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.55	$12.16	$9.51	$18.04		$18.95
INCOME/(LOSS) FROM OPERATIONS:(a)
Net investment income	0.07 (b)	0.12	0.08	0.18		0.03
Net realized and unrealized gain/(loss) on investments	(2.92)	2.37	2.66	(8.59)		0.76

Total from Investment Operations	(2.85)	2.49	2.74	(8.41)		0.79

LESS DISTRIBUTIONS:
From investment income	(0.11)	(0.10)	(0.09)	(0.12)		(0.11)
From capital gains	—	—	—	—		(1.60)

Total Distributions	(0.11)	(0.10)	(0.09)	(0.12)		(1.71)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	—		0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.96)	2.39	2.65	(8.53)		(0.91)

NET ASSET VALUE, END OF PERIOD	$11.59	$14.55	$12.16	$9.51		$18.04

TOTAL RETURN(c)	(19.58)%	20.44%	28.80%	(46.64)%		4.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,007	$1,290	$1,247	$2,010		$5,632
RATIOS TO AVERAGE NET ASSETS:
Net Investment income including reimbursement/waiver/repayment of previously waived fees	0.51%	0.51%	0.77%	0.91%		0.52%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.78%	1.79%	1.72%	1.61	%(d)	1.52	%(e)
Operating expenses excluding reimbursement/waiver	n/a	n/a	n/a	1.63%		1.53%
PORTFOLIO TURNOVER RATE	79%	82%	114%	95%		79%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

(e) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

See Notes to Financial Statements	187	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2011	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.55	$12.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.15 (b)	0.13
Net realized and unrealized gain/(loss) on investments	(2.94)	2.55

Total from Investment Operations	(2.79)	2.68

LESS DISTRIBUTIONS:
From investment income	(0.19)	(0.17)

Total Distributions	(0.19)	(0.17)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.98)	2.51

NET ASSET VALUE, END OF PERIOD	$11.57	$14.55

TOTAL RETURN	(19.18)%	22.30	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$59	$72
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.09%	1.19	%(d)
Operating expenses	1.27%	1.29	%(d)
PORTFOLIO TURNOVER RATE	79%	82	%(e)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2011	188	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Large Cap Dividend Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.35
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.19
Net realized and unrealized loss on investments	(0.75)

Total from Investment Operations	(0.56)

LESS DISTRIBUTIONS:
From investment income	(0.42)

Total Distributions	(0.42)

NET DECREASE IN NET ASSET VALUE	(0.98)

NET ASSET VALUE, END OF PERIOD	$10.37

TOTAL RETURN	(4.98	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$63
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.67	%(d)
Operating expenses including reimbursement/waiver	1.34	%(d)
Operating expenses excluding reimbursement/waiver	1.95	%(d)
PORTFOLIO TURNOVER RATE	101	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011. Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calcuated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	189	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Dividend Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.21	$9.04	$7.44	$11.66	$10.53
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.35 (c)	0.11 (c)	0.30	0.08	0.09
Net realized and unrealized gain/(loss) on investments	0.13	1.15	1.51	(4.22)	1.12

Total from Investment Operations	0.48	1.26	1.81	(4.14)	1.21

LESS DISTRIBUTIONS:
From investment income	(0.45)	(0.09)	(0.21)	(0.08)	(0.09)

Total Distributions	(0.45)	(0.09)	(0.21)	(0.08)	(0.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.03	1.17	1.60	(4.22)	1.13

NET ASSET VALUE, END OF PERIOD	$10.24	$10.21	$9.04	$7.44	$11.66

TOTAL RETURN	4.64%	13.98%	24.34%	(35.48)%	11.59	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,895	$2,898	$990	$5,016	$6,683
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.33%	1.22%	1.14%	0.91%	0.95	%(e)
Operating expenses including reimbursement/waiver	0.99%	0.99%	0.99%	0.99%	0.99	%(e)
Operating expenses excluding reimbursement/waiver	1.40%	1.35%	1.67%	1.29%	1.52	%(e)
PORTFOLIO TURNOVER RATE	101%	73%	182%	89%	75	%(f)

(a) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(b) The Fund began offering Institutional class shares on January 31, 2007.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover is calculated at the Fund level and represents the year ended December 31, 2007.

December 31, 2011	190	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Dividend Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$10.34	$9.17	$7.45	$11.65		$10.40
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.30 (b)	0.07	0.04	0.04		0.06
Net realized and unrealized gain/(loss) on investments	0.12	1.16	1.73	(4.20)		1.24

Total from Investment Operations	0.42	1.23	1.77	(4.16)		1.30

LESS DISTRIBUTIONS:
From investment income	(0.38)	(0.06)	(0.05)	(0.04)		(0.06)

Total Distributions	(0.38)	(0.06)	(0.05)	(0.04)		(0.06)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	–	–	–	–		0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.04	1.17	1.72	(4.20)		1.25

NET ASSET VALUE, END OF PERIOD	$10.38	$10.34	$9.17	$7.45		$11.65

TOTAL RETURN(c)	4.09%	13.45%	23.78%	(35.70)%		12.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9,369	$15,266	$13,761	$8,102		$12,291
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.83%	0.75%	0.64%	0.44%		0.52%
Operating expenses including reimbursement/waiver	1.49%	1.49%	1.49%	1.44	%(d)	1.34	%(e)
Operating expenses excluding reimbursement/waiver	1.87%	1.85%	2.01%	1.73%		1.87%
PORTFOLIO TURNOVER RATE	101%	73%	182%	89%		75%

(a) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2008, the net expense limitation changed from 1.34% to 1.49%.

(e) Effective January 2, 2007, the net expense limitation changed from 1.35% to 1.34%.

See Notes to Financial Statements	191	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select EM Dividend Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.58
Net realized and unrealized loss on investments	(5.52)

Total from Investment Operations	(4.94)

LESS DISTRIBUTIONS:
From investment income	(0.56)
Tax return of capital	(0.00	)(c)

Total Distributions	(0.56)

NET DECREASE IN NET ASSET VALUE	(5.50)

NET ASSET VALUE, END OF PERIOD	$19.50

TOTAL RETURN	(19.87	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,026
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.12	%(e)
Operating expenses including reimbursement/waiver	1.79	%(e)
Operating expenses excluding reimbursement/waiver	2.96	%(e)
PORTFOLIO TURNOVER RATE	147	%(d)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

December 31, 2011	192	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select EM Dividend Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.37
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.76
Net realized and unrealized loss on investments	(5.03)

Total from Investment Operations	(4.27)

LESS DISTRIBUTIONS:
From investment income	(0.62)
Tax return of capital	(0.00	)(c)

Total Distributions	(0.62)

NET DECREASE IN NET ASSET VALUE	(4.89)

NET ASSET VALUE, END OF PERIOD	$19.48

TOTAL RETURN	(17.60	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,244
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	5.23	%(e)
Operating expenses including reimbursement/waiver	1.39	%(e)
Operating expenses excluding reimbursement/waiver	2.19	%(e)
PORTFOLIO TURNOVER RATE	147	%(f)

(a) The Fund began offering Institutional Class shares on May 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the period of May 2, 2011 (inception) through December 31, 2011.

See Notes to Financial Statements	193	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select EM Dividend Fund

	CLASS C
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.53
Net realized and unrealized loss on investments	(5.57)

Total from Investment Operations	(5.04)

LESS DISTRIBUTIONS:
From investment income	(0.47)
Tax return of capital	(0.00	)(c)

Total Distributions	(0.47)

NET DECREASE IN NET ASSET VALUE	(5.51)

NET ASSET VALUE, END OF PERIOD	$19.49

TOTAL RETURN(d)	(20.20	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$526
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.72	%(f)
Operating expenses including reimbursement/waiver	2.39	%(f)
Operating expenses excluding reimbursement/waiver	3.42	%(f)
PORTFOLIO TURNOVER RATE	147	%(e)

(a) The Fund began offering Class C shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

December 31, 2011	194	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select EM Dividend Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.66
Net realized and unrealized loss on investments	(5.56)

Total from Investment Operations	(4.90)

LESS DISTRIBUTIONS:
From investment income	(0.62)
Tax return of capital	(0.00	)(c)

Total Distributions	(0.62)

NET DECREASE IN NET ASSET VALUE	(5.52)

NET ASSET VALUE, END OF PERIOD	$19.48

TOTAL RETURN	(19.66	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$610
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.60	%(e)
Operating expenses including reimbursement/waiver	1.39	%(e)
Operating expenses excluding reimbursement/waiver	2.47	%(e)
PORTFOLIO TURNOVER RATE	147	%(d)

(a) The Fund began offering Class M shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	195	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$16.71		$14.45	$11.98	$19.71	$20.47
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.14	)(b)	(0.41)	(0.17)	(0.11)	(0.22)
Net realized and unrealized gain/(loss) on investments	(2.17)		2.67	2.64	(7.58)	1.76

Total from Investment Operations	(2.31)		2.26	2.47	(7.69)	1.54

LESS DISTRIBUTIONS:
From investment income	—		—	—	(0.04)	—
From capital gains	—		—	—	—	(2.30)

Total Distributions	—		—	—	(0.04)	(2.30)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	—	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.31)		2.26	2.47	(7.73)	(0.76)

NET ASSET VALUE, END OF PERIOD	$14.40		$16.71	$14.45	$11.98	$19.71

TOTAL RETURN	(13.82)%		15.64%	20.62%	(39.02)%	7.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$29,976		$110,293	$194,146	$202,874	$386,404
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss including reimbursement/waiver/repayment of previously waived fees	(0.88)%		(1.13)%	(1.05)%	(0.60)%	(1.05)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.34	%(d)	1.69%	1.70%	1.65%	1.71	%(e)
Operating expenses excluding reimbursement/waiver	1.60%		n/a	n/a	n/a	n/a
PORTFOLIO TURNOVER RATE	234%		162%	203%	313%	232%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) The per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Effective February 1, 2011, the Advisor agreed to limit the expenses at 1.29%.

(e) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

December 31, 2011	196	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$17.37		$14.98	$12.37	$20.27	$20.93
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.11	)(b)	(0.11)	(0.12)	(0.07)	(0.16)
Net realized and unrealized gain/(loss) on investments	(2.19)		2.50	2.73	(7.79)	1.80

Total from Investment Operations	(2.30)		2.39	2.61	(7.86)	1.64

LESS DISTRIBUTIONS:
From investment income	—		—	—	(0.04)	—
From capital gains	—		—	—	—	(2.30)

Total Distributions	—		—	—	(0.04)	(2.30)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	—	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.30)		2.39	2.61	(7.90)	(0.66)

NET ASSET VALUE, END OF PERIOD	$15.07		$17.37	$14.98	$12.37	$20.27

TOTAL RETURN	(13.24)%		15.96%	21.10%	(38.78)%	7.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$17,812		$229,643	$221,890	$141,442	$178,787
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss including reimbursement/waiver/repayment of previously waived fees	(0.62)%		(0.82)%	(0.72)%	(0.25)%	(0.70)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.03	%(d)	1.38%	1.36%	1.30%	1.37	%(e)
Operating expenses excluding reimbursement/waiver	1.32%		n/a	n/a	n/a	n/a
PORTFOLIO TURNOVER RATE	234%		162%	203%	313%	232%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) The per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Effective February 1, 2011, the Advisor agreed to limit the expenses at 0.99%.

(e) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	197	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$16.74		$14.49	$12.01	$19.75	$20.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.15	)(b)	(0.44)	(0.65)	(0.22)	(0.28)
Net realized and unrealized gain/(loss) on investments	(2.17)		2.69	3.13	(7.48)	1.84

Total from Investment Operations	(2.32)		2.25	2.48	(7.70)	1.56

LESS DISTRIBUTIONS:
From investment income	—		—	—	(0.04)	—
From capital gains	—		—	—	—	(2.30)

Total Distributions	—		—	—	(0.04)	(2.30)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	—	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.32)		2.25	2.48	(7.74)	(0.74)

NET ASSET VALUE, END OF PERIOD	$14.42		$16.74	$14.49	$12.01	$19.75

TOTAL RETURN(d)	(13.86)%		15.53%	20.65%	(38.99)%	7.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$765		$2,113	$2,289	$4,637	$10,934
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss including reimbursement/waiver/repayment of previously waived fees	(0.91)%		(1.18)%	(1.02)%	(0.60)%	(0.96)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.38	%(e)	1.75%	1.70%	1.61%	1.62	%(f)
Operating expenses excluding reimbursement/waiver	1.61%		n/a	n/a	n/a	n/a
PORTFOLIO TURNOVER RATE	234%		162%	203%	313%	232%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) The per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective February 1, 2011, the Advisor agreed to limit the expenses at 1.34%.

(f) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

December 31, 2011	198	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2011		PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$17.37		$14.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.09	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments	(2.27)		3.14

Total from Investment Operations	(2.36)		3.07

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.36)		3.07

NET ASSET VALUE, END OF PERIOD	$15.01		$17.37

TOTAL RETURN	(13.59)%		21.47	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$154		$103
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.57)%		(0.80	)%(d)
Operating expenses including reimbursement/waiver	1.03	%(e)	1.41	%(d)
Operating expenses excluding reimbursement/waiver	1.15%		n/a
PORTFOLIO TURNOVER RATE	234%		162	% (f)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective February 1, 2011, the Advisor agreed to limit the expenses at 0.99%.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	199	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Tactical Enhanced Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.66)
Net realized and unrealized loss on investments	(0.25)

Total from Investment Operations	(0.91)

LESS DISTRIBUTIONS:
From capital gains	(0.05)

Total Distributions	(0.05)

NET DECREASE IN NET ASSET VALUE	(0.96)

NET ASSET VALUE, END OF PERIOD	$24.04

TOTAL RETURN	(3.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$12,098
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(2.69)%
Operating expenses including reimbursement/waiver	2.71	%(c)
Operating expenses excluding reimbursement/waiver	2.91%
PORTFOLIO TURNOVER RATE	0%

(a) The Fund began offering Investor Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective October 1, 2011, the net expense limitation changed from 2.84% to 2.34%.

December 31, 2011	200	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Tactical Enhanced Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.57)
Net realized and unrealized loss on investments	(0.26)

Total from Investment Operations	(0.83)

LESS DISTRIBUTIONS:
From capital gains	(0.05)

Total Distributions	(0.05)

NET DECREASE IN NET ASSET VALUE	(0.88)

NET ASSET VALUE, END OF PERIOD	$24.12

TOTAL RETURN	(3.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$11,816
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(2.33)%
Operating expenses including reimbursement/waiver	2.36	%(c)
Operating expenses excluding reimbursement/waiver	2.71%
PORTFOLIO TURNOVER RATE	0%

(a) The Fund began offering Institutional Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective October 1, 2011, the net expense limitation changed from 2.49% to 1.99%.

See Notes to Financial Statements	201	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Tactical Enhanced Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.69)
Net realized and unrealized loss on investments	(0.28)

Total from Investment Operations	(0.97)

LESS DISTRIBUTIONS:
From capital gains	(0.05)

Total Distributions	(0.05)

NET DECREASE IN NET ASSET VALUE	(1.02)

NET ASSET VALUE, END OF PERIOD	$23.98

TOTAL RETURN(c)	(3.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,578
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(2.83)%
Operating expenses including reimbursement/waiver	2.86	%(d)
Operating expenses excluding reimbursement/waiver	3.10%
PORTFOLIO TURNOVER RATE	0%

(a) The Fund began offering Class A shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective October 1, 2011, the net expense limitation changed from 2.99% to 2.49%.

December 31, 2011	202	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Tactical Enhanced Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.81)
Net realized and unrealized loss on investments	(0.26)

Total from Investment Operations	(1.07)

LESS DISTRIBUTIONS:
From capital gains	(0.05)

Total Distributions	(0.05)

NET DECREASE IN NET ASSET VALUE	(1.12)

NET ASSET VALUE, END OF PERIOD	$23.88

TOTAL RETURN(c)	(4.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,163
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(3.29)%
Operating expenses including reimbursement/waiver	3.31	%(d)
Operating expenses excluding reimbursement/waiver	3.53%
PORTFOLIO TURNOVER RATE	0%

(a) The Fund began offering Class C shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective October 1, 2011, the net expense limitation changed from 3.44% to 2.94%.

See Notes to Financial Statements	203	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Tactical Enhanced Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.40)
Net realized and unrealized loss on investments	(0.99)

Total from Investment Operations	(1.39)

LESS DISTRIBUTIONS:
From capital gains	(0.05)

Total Distributions	(0.05)

NET DECREASE IN NET ASSET VALUE	(1.44)

NET ASSET VALUE, END OF PERIOD	$24.12

TOTAL RETURN	(5.41	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$84
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(2.28	)%(d)
Operating expenses including reimbursement/waiver	2.31	%(d)(e)
Operating expenses excluding reimbursement/waiver	2.38	%(d)
PORTFOLIO TURNOVER RATE	0	%(f)

(a) The Fund began offering Class M shares on April 15, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective October 1, 2011, the net expense limitation changed from 2.49% to 1.99%.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2011	204	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.26		$25.69	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.38	)(b)	(0.24)	(0.05)
Net realized and unrealized gain/(loss) on investments	(1.02)		0.81	0.74

Total from Investment Operations	(1.40)		0.57	0.69

LESS DISTRIBUTIONS:
From capital gains	(0.13)		—	—

Total Distributions	(0.13)		—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.53)		0.57	0.69

NET ASSET VALUE, END OF PERIOD	$24.73		$26.26	$25.69

TOTAL RETURN	(5.36)%		2.22%	2.76	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$251,617		$313,875	$133,848
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.44)%		(1.05)%	(1.28	)%(d)
Operating expenses including reimbursement/waiver	1.80	%(e)	1.80%	1.82	%(d)
Operating expenses excluding reimbursement/waiver	1.80%		1.80%	1.82	%(d)
PORTFOLIO TURNOVER RATE	387%		762%	758	%(c)

(a) The Fund began offering Investor Class shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2011, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	205	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.37		$25.71	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.30	)(b)	(0.17)	(0.01)
Net realized and unrealized gain/(loss) on investments	(1.03)		0.83	0.72

Total from Investment Operations	(1.33)		0.66	0.71

LESS DISTRIBUTIONS:
From capital gains	(0.13)		—	—

Total Distributions	(0.13)		—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.46)		0.66	0.71

NET ASSET VALUE, END OF PERIOD	$24.91		$26.37	$25.71

TOTAL RETURN	(5.04)%		2.57%	2.84	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$70,110		$151,485	$64,399
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.14)%		(0.70)%	(0.36	)%(d)
Operating expenses including reimbursement/waiver	1.45	%(e)	1.44%	1.50	%(d)
Operating expenses excluding reimbursement/waiver	1.45%		1.44%	1.53	%(d)
PORTFOLIO TURNOVER RATE	387%		762%	758	%(c)

(a) The Fund began offering Institutional Class shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2011, the Advisor had not agreed to limit the expenses.

December 31, 2011	206	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011		PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.19		$26.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.41	)(b)	(0.10)
Net realized and unrealized gain/(loss) on investments	(1.03)		0.10

Total from Investment Operations	(1.44)		0.00

LESS DISTRIBUTIONS:
From capital gains	(0.13)		—

Total Distributions	(0.13)		—

NET DECREASE IN NET ASSET VALUE	(1.57)		0.00

NET ASSET VALUE, END OF PERIOD	$24.62		$26.19

TOTAL RETURN(c)	(5.49)%		0.00	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$161,901		$74,910
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.58)%		(0.99	)%(e)
Operating expenses including reimbursement/waiver	1.94	%(g)	2.00	%(e)
Operating expenses excluding reimbursement/waiver	1.94%		2.00	%(e)
PORTFOLIO TURNOVER RATE	387%		762	%(f)

(a) The Fund began offering Class A shares on March 12, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

(g) Effective May 1, 2011, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	207	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.06		$25.65	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.53	)(b)	(0.22)	(0.06)
Net realized and unrealized gain/(loss) on investments	(1.01)		0.63	0.71

Total from Investment Operations	(1.54)		0.41	0.65

LESS DISTRIBUTIONS:
From capital gains	(0.13)		—	—

Total Distributions	(0.13)		—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.67)		0.41	0.65

NET ASSET VALUE, END OF PERIOD	$24.39		$26.06	$25.65

TOTAL RETURN(c)	(5.90)%		1.60%	2.60	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$139,604		$119,659	$23,250
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(2.04)%		(1.57)%	(1.71	)%(e)
Operating expenses including reimbursement/waiver	2.39	%(f)	2.41%	2.43	%(e)
Operating expenses excluding reimbursement/waiver	2.39%		2.41%	2.44	%(e)
PORTFOLIO TURNOVER RATE	387%		762%	758	%(d)

(a) The Fund began offering Class C shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the Advisor had not agreed to limit the expenses.

December 31, 2011	208	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2011		PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.37		$25.58
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.28	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments	(1.04)		0.86

Total from Investment Operations	(1.32)		0.79

LESS DISTRIBUTIONS:
From capital gains	(0.13)		—

Total Distributions	(0.13)		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.45)		0.79

NET ASSET VALUE, END OF PERIOD	$24.92		$26.37

TOTAL RETURN	(5.00)%		3.09	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$288,948		$197,655
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.08)%		(0.57	)%(d)
Operating expenses including reimbursement/waiver	1.44	%(f)	1.49	%(d)
Operating expenses excluding reimbursement/waiver	1.44%		1.49	%(d)
PORTFOLIO TURNOVER RATE	387%		762	%(e)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

(f) Effective May 1, 2011, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	209	December 31, 2011

Consolidated Financial Highlights

For a share outstanding throughout the period presented.

Forward Commodity Long/Short Strategy Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.20)
Net realized and unrealized gain on investments	2.61

Total from Investment Operations	2.41

LESS DISTRIBUTIONS:
From investment income	(0.39)
Tax return of capital	(0.00	)(d)

Total Distributions	(0.39)

NET INCREASE IN NET ASSET VALUE	2.02

NET ASSET VALUE, END OF PERIOD	$27.02

TOTAL RETURN	9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$48,141
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.74)%
Operating expenses including reimbursement/waiver	1.87%
Operating expenses excluding reimbursement/waiver	1.90%
PORTFOLIO TURNOVER RATE	39%

(a) The Fund began offering Investor Class shares on January 3, 2011.

(b) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

December 31, 2011	210	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the period presented.

Forward Commodity Long/Short Strategy Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.12)
Net realized and unrealized gain on investments	2.61

Total from Investment Operations	2.49

LESS DISTRIBUTIONS:
From investment income	(0.43)
Tax return of capital	(0.00	)(d)

Total Distributions	(0.43)

NET INCREASE IN NET ASSET VALUE	2.06

NET ASSET VALUE, END OF PERIOD	$27.06

TOTAL RETURN	9.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$66,255
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.46)%
Operating expenses including reimbursement/waiver	1.52%
Operating expenses excluding reimbursement/waiver	1.55%
PORTFOLIO TURNOVER RATE	39%

(a) The Fund began offering Institutional Class shares on January 3, 2011.

(b) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

See Notes to Financial Statements	211	December 31, 2011

Consolidated Financial Highlights

For a share outstanding throughout the period presented.

Forward Commodity Long/Short Strategy Fund

	CLASS C
	PERIOD ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$28.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.25)
Net realized and unrealized loss on investments	(0.97)

Total from Investment Operations	(1.22)

LESS DISTRIBUTIONS:
From investment income	(0.32)
Tax return of capital	(0.00	)(d)

Total Distributions	(0.32)

NET DECREASE IN NET ASSET VALUE	(1.54)

NET ASSET VALUE, END OF PERIOD	$26.95

TOTAL RETURN(e)	(4.32	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,180
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.40	)%(g)
Operating expenses including reimbursement/waiver	2.47	%(g)
Operating expenses excluding reimbursement/waiver	2.49	%(g)
PORTFOLIO TURNOVER RATE	39	%(h)

(a) The Fund began offering Class C shares on May 4, 2011.

(b) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2011	212	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the period presented.

Forward Commodity Long/Short Strategy Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.66
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.01)
Net realized and unrealized gain on investments	0.70

Total from Investment Operations	0.69

LESS DISTRIBUTIONS:
From investment income	(0.36)
Tax return of capital	(0.00	)(d)

Total Distributions	(0.36)

NET INCREASE IN NET ASSET VALUE	0.33

NET ASSET VALUE, END OF PERIOD	$26.99

TOTAL RETURN	2.91	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,728
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.27	)%(f)
Operating expenses including reimbursement/waiver	1.52	%(f)
Operating expenses excluding reimbursement/waiver	3.19	%(f)
PORTFOLIO TURNOVER RATE	39	%(g)

(a) The Fund began offering Class M shares on December 7, 2011.

(b) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	213	December 31, 2011

Consolidated Financial Highlights

For a share outstanding throughout the period presented.

Forward Commodity Long/Short Strategy Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2011(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.02)
Net realized and unrealized gain on investments	2.49

Total from Investment Operations	2.47

LESS DISTRIBUTIONS:
From investment income	(0.44)
Tax return of capital	(0.00	)(d)

Total Distributions	(0.44)

NET INCREASE IN NET ASSET VALUE	2.03

NET ASSET VALUE, END OF PERIOD	$27.03

TOTAL RETURN	9.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$10,798
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.06)%
Operating expenses including reimbursement/waiver	1.44%
Operating expenses excluding reimbursement/waiver	1.45%
PORTFOLIO TURNOVER RATE	39%

(a) The Fund began offering Class Z shares on January 3, 2011.

(b) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

December 31, 2011	214	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2011, the Trust has 36 registered funds. This annual report describes 15 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Banking and Finance Fund (“Banking and Finance Fund”), the Forward Credit Analysis Long/Short Fund (prior to May 1, 2011, known as the Forward Long/Short Credit Analysis Fund)(“Credit Analysis Long/Short Fund”), the Forward EM Corporate Debt Fund (prior to February 14, 2011, known as the Forward International Fixed Income Fund) (“EM Corporate Debt Fund”), the Forward Emerging Markets Fund (“Emerging Markets Fund”), the Forward Focus Fund (“Focus Fund”), the Forward Global Credit Long/Short Fund (“Global Credit Long/Short Fund”), the Forward Growth Fund (“Growth Fund”), the Forward International Dividend Fund (“International Dividend Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Large Cap Dividend Fund (prior to November 1, 2011, known as the Forward Large Cap Equity Fund) (“Large Cap Dividend Fund”), the Forward Select EM Dividend Fund (“Select EM Dividend Fund”), the Forward Small Cap Equity Fund (“Small Cap Equity”), the Forward Tactical Enhanced Fund (“Tactical Enhanced Fund”), the Forward Tactical Growth Fund (“Tactical Growth Fund”), and the Forward Commodity Long/Short Strategy Fund (“Commodity Long/Short Strategy Fund”).

The Banking and Finance Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective and invest primarily in equity securities of companies principally engaged in the banking or financial services industries. The Credit Analysis Long/Short Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging market debt, floating rate or zero coupon securities and non-convertible preferred securities that are actively traded in the public markets. The EM Corporate Debt Fund seeks to achieve high total return (capital appreciation and income) by investing primarily in fixed income securities of companies located in emerging market countries and seeks to capitalize on the inefficient emerging market corporate bond market by offering exposure primarily to euro- and U.S.-dollar-denominated fixed income securities of emerging market issuers, and related derivatives. The Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market countries. The Focus Fund seeks to achieve high total return and invests primarily in the equity securities of companies that have small to medium market capitalizations. The Global Credit Long/Short Fund seeks to achieve high total return (capital appreciation and income) and invests in a diversified portfolio of fixed income securities. The Growth Fund seeks to achieve long-term growth through capital appreciation and invests in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks. The International Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in the equity securities of dividend paying companies located outside of the United States. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the U.S. The Large Cap Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in equity securities of dividend paying companies that have large capitalizations. The Select EM Dividend Fund seeks to achieve high total return through capital appreciation and current income and invests primarily in equity securities of dividend paying companies located in emerging market countries. The Small Cap Equity Fund seeks to achieve high total return and invests in equity securities of small capitalization

215	December 31, 2011

Notes to Financial Statements

companies. The Tactical Enhanced Fund’s investment objective is to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in instruments providing exposure to U.S. and non-U.S. equity securities, which represent general asset classes (comprised of futures and options on securities, securities indexes and shares of exchange-traded funds (“ETFs”)) including both U.S. and overseas equity markets. The Tactical Growth Fund seeks to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in exchange-traded funds and instruments providing exposure to U.S and non-U.S. equity securities, which represent general asset classes (comprised of futures and options on securities, securities indexes and shares of exchange-traded funds (“ETFs”)) including both U.S. and overseas equity markets. The Commodity Long/Short Strategy Fund seeks long term total return and seeks exposure to the commodity markets and returns that correspond to the Credit Suisse Momentum and Volatility Enhanced Return Strategy Index.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Class M and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2011.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value).

The Funds’ independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing service also utilize proprietary valuation models which may consider

December 31, 2011	216

Notes to Financial Statements

market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from an independent pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable net asset value, with the

217	December 31, 2011

Notes to Financial Statements

exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2011, the Credit Analysis Long/Short Fund had securities sold short with a market value of $67,578,124. The other Funds had no securities sold short at December 31, 2011.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased

December 31, 2011	218

Notes to Financial Statements

sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in Mortgage-Related and Other Asset-Backed Securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Government-Sponsored Enterprises (“GSEs”): Certain Funds may invest in GSEs. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an

219	December 31, 2011

Notes to Financial Statements

investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Cash Management Transactions: The Funds may subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. Each Fund receives cash collateral which is invested in the Short-Term Investment Trust Liquid Assets Portfolio Institutional Class. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of December 31, 2011, the Emerging Markets Fund, the Growth Fund and the International Small Companies Fund had securities on loan valued at $510,355, $7,919,412 and $16,180,187, respectively, and received cash collateral with a value of $540,966, $8,119,134 and $17,005,811, respectively. The other Funds had no securities on loan at December 31, 2011.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets

December 31, 2011	220

Notes to Financial Statements

may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Master Limited Partnerships (“MLPs”): Each Fund may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in an MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation and conflicts of interest may exist among unit holders and the general partner of an MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unitholders who are required to report their allocable share of an MLP’s taxable income. An MLP’s distribution to unitholders may exceed the unitholder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in an MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in a ctive markets or inputs other than quoted prices that are observable (either directly or indirectly) for

221	December 31, 2011

Notes to Financial Statements

substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2011.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Banking and Finance Fund
Common Stocks(a)	$33,692,329	—	—	$33,692,329
Short-Term Bank Debt Instruments	—	$314,827	—	314,827

Total	$33,692,329	$314,827	—	$34,007,156

Credit Analysis Long/Short Fund
Preferred Stocks
Diversified Financial Services	$1,800,088	—	—	$1,800,088
Electric	—	$1,502,812	—	1,502,812
Corporate Bonds(a)	—	10,659,151	—	10,659,151
Municipal Bonds(a)	—	273,405,532	—	273,405,532
Short-Term Bank Debt Instruments	—	9,751,428	—	9,751,428

Total	$1,800,088	$295,318,923	—	$297,119,011

EM Corporate Debt Fund
Common Stocks(a)	$72,540	—	—	$72,540
Foreign Government Obligations(a)	—	$184,361	—	184,361
Asset-Backed Securities(a)	—	699,570	—	699,570
Convertible Corporate Bonds(a)	—	100,125	—	100,125
Corporate Bonds(a)	—	13,175,217	—	13,175,217
Short-Term Bank Debt Instruments	—	472,985	—	472,985

Total	$72,540	$14,632,258	—	$14,704,798

Emerging Markets Fund
Common Stocks(a)	$44,340,126	—	—	$44,340,126
Exchange-Traded Funds(a)	197,305	—	—	197,305
Preferred Stocks(a)	2,394,294	—	—	2,394,294
Short-Term Bank Debt Instruments	—	$7,288,121	—	7,288,121
Investments Purchased with Cash Collateral From Securities Loaned	540,966	—	—	540,966

Total	$47,472,691	$7,288,121	—	$54,760,812

December 31, 2011	222

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Focus Fund
Common Stocks(a)	$8,137,342	—	—	$8,137,342
Short-Term Bank Debt Instruments	—	$112,942	—	112,942

Total	$8,137,342	$112,942	—	$8,250,284

Global Credit Long/Short
Common Stocks(a)	$39,060	—	—	$39,060
Foreign Government Obligations(a)	—	$184,361	—	184,361
Asset-Backed Securities(a)	—	499,355	—	499,355
Convertible Corporate Bonds(a)	—	200,250	—	200,250
Corporate Bonds(a)	—	2,979,454	—	2,979,454
Short-Term Bank Debt Instruments	—	648,936	—	648,936

Total	$39,060	$4,512,356	—	$4,551,416

Growth Fund
Common Stocks(a)	$105,124,258	—	—	$105,124,258
Warrants	—	$0	—	0
Short-Term Bank Debt Instruments	—	1,204,945	—	1,204,945
Investments Purchased with Cash Collateral From Securities Loaned	8,119,134	—	—	8,119,134

Total	$113,243,392	$1,204,945	—	$114,448,337

International Dividend Fund
Common Stocks(a)	$7,868,916	—	—	$7,868,916
Participation Notes(a)	—	$68,163	—	68,163
Preferred Stocks(a)	208,415	—	—	208,415
Collateralized Mortgage Obligations(a)	—	98,281	—	98,281
Short-Term Bank Debt Instruments	—	264,912	—	264,912

Total	$8,077,331	$431,356	—	$8,508,687

International Small Companies Fund
Common Stocks(a)	$279,829,751	—	—	$279,829,751
Exchange-Traded Funds	10,829,965	—	—	10,829,965
Preferred Stocks(a)	3,549,732	—	—	3,549,732
Short-Term Bank Debt Instruments	—	$20,419,207	—	20,419,207
Investments Purchased with Cash Collateral From Securities Loaned	17,005,811	—	—	17,005,811

Total	$311,215,259	$20,419,207	—	$331,634,466

Large Cap Dividend Fund
Common Stocks(a)	$13,917,383	—	—	$13,917,383
Convertible Preferred Stocks(a)	271,084	—	—	271,084
Short-Term Bank Debt Instruments	—	$152,340	—	152,340

Total	$14,188,467	$152,340	—	$14,340,807

223	December 31, 2011

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Select EM Dividend Fund
Common Stocks(a)	$5,818,259	—	—	$5,818,259
Participation Notes(a)	—	$68,163	—	68,163
Preferred Stocks(a)	75,789	—	—	75,789
Collateralized Mortgage Obligations(a)	—	129,206	—	129,206
Short-Term Bank Debt Instruments	—	312,834	—	312,834

Total	$5,894,048	$510,203	—	$6,404,251

Small Cap Equity Fund
Common Stocks(a)	$43,903,039	—	—	$43,903,039
Short-Term Bank Debt Instruments	—	$3,666,571	—	3,666,571

Total	$43,903,039	$3,666,571	—	$47,569,610

Tactical Enhanced Fund
Short-Term Bank Debt Instruments	—	$25,334,088	—	$25,334,088

Total	—	$25,334,088	—	$25,334,088

Tactical Growth Fund
Exchange-Traded Funds	$91,576,898	—	—	$91,576,898
Short-Term Bank Debt Instruments	—	$790,853,409	—	790,853,409

Total	$91,576,898	$790,853,409	—	$882,430,307

Commodity Long/Short Strategy Fund
Agency Pass-Through Securities(a)	—	$36,656,144	—	$36,656,144
Asset-Backed Securities(a)	—	858,703	—	858,703
Collateralized Mortgage Obligations	—	2,946,059	—	2,946,059
Corporate Bonds(a)	—	17,418,857	—	17,418,857
Municipal Bonds	—	3,845,275	—	3,845,275
U.S. Treasury Bonds & Notes	—	21,113,009	—	21,113,009
Short-Term Securities	—	4,499,685	—	4,499,685
Short-Term Bank Debt Instruments	—	31,260,976	—	31,260,976

Total	—	$118,598,708	—	$118,598,708

(a) For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.

OTHER FINANCIAL INSTRUMENTS(a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Credit Analysis Long/Short Fund
Liabilities
Securities Sold Short
Corporate Bonds	—	$(11,077,225)	—	$(11,077,225)
U.S. Treasury Bonds & Notes	—	(56,500,899)	—	(56,500,899)

Total	—	$(67,578,124)	—	$(67,578,124)

EM Corporate Debt Fund
Liabilities
Credit Default Swap Contracts	—	$(2,923)	—	$(2,923)

Total	—	$(2,923)	—	$(2,923)

December 31, 2011	224

Notes to Financial Statements

OTHER FINANCIAL INSTRUMENTS (a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Emerging Markets Fund
Assets
Futures Contracts	$137,300	—	—	$137, 300

Total	$137,300	—	—	$137, 300

Global Credit Long/Short
Liabilities
Credit Default Swap Contracts	—	$(16,155)	—	$(16,155)

Total	—	$(16,155)	—	$(16,155)

International Dividend Fund
Liabilities
Futures Contracts	$(10,684)	—	—	$(10,684)

Total	$(10,684)	—	—	$(10,684)

International Small Companies
Assets
Total Return Swap Contracts	—	$449,015	—	$449,015

Total	—	$449,015	—	$449,015

Forward Small Cap Equity Fund
Assets
Futures Contracts	$33,500	—	—	$33,500

Total	$33,500	—	—	$33,500

Tactical Enhanced Fund
Assets
Futures Contracts	$101,191	—	—	$101,191

Total	$101,191	—	—	$101,191

Tactical Growth Fund
Liabilities
Futures Contracts	$(835,172)	—	—	$(835,172)

Total	$(835,172)	—	—	$(835,172)

Commodity Long/Short Strategy Fund
Assets
Total Return Swap Contracts	—	$404,384	—	$404,384

Total	—	$404,384	—	$404,384

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, swap contracts, currency contracts, futures and forward contracts.

225	December 31, 2011

Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Credit Analysis Long/Short Fund	Municipal Bonds
Balance as of December 31, 2010	$792,000
Accrued discounts/premiums	—
Realized gain/(loss)(a)	—
Change in unrealized appreciation/(depreciation)(a)	8,000
Net purchase/(sales)	(800,000)
Transfers in and/(out) of Level 3	—

Balance as of December 31, 2011	$—

Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2011	$—

Emerging Markets Fund	Common Stocks	Preferred Stocks
Balance as of December 31, 2010	$792,023	$1,014,398
Realized gain/(loss)(a)	(303,052)	245,070
Change in unrealized appreciation/(depreciation)(a)	219,332	(338,414)
Net purchase/(sales)	(708,303)	(921,054)
Transfers in and/(out) of Level 3	—	—

Balance as of December 31, 2011	$—	$—

Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2011	$—	$—

International Dividend Fund	Common Stocks
Balance as of December 31, 2010	$51,800
Realized gain/(loss)(a)	—
Change in unrealized appreciation/(depreciation)(a)	(2,450)
Net purchase/(sales)	—
Transfers in and/(out) of Level 3	(49,350)

Balance as of December 31, 2011	$—

Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2011	$—

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

During the year ended December 31, 2011 there were no significant transfers between Level 1 and Level 2 securities.

For the year ended December 31, 2011, the other Funds did not have significant transfers between the fair value levels designated above and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between

December 31, 2011	226

Notes to Financial Statements

price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Exchange Contracts: The EM Corporate Debt Fund invests in foreign currency exchange contracts, to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/

227	December 31, 2011

Notes to Financial Statements

(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. The Funds held no warrants at December 31, 2011.

Option Writing/Purchasing: The Funds (excluding the Growth Fund) may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. As of December 31, 2011 the Funds held no purchased or written options at December 31, 2011. The Funds had no written option activity for the year ended December 31, 2011.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A

December 31, 2011	228

Notes to Financial Statements

futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2011, the Emerging Markets Fund, International Dividend Fund, Small Cap Equity Fund, Tactical Enhanced Fund and the Tactical Growth Fund had futures contracts outstanding with an unrealized gain/(loss) of $137,300, $(10,684), $33,500, $101,191 and $(835,172) respectively. The other Funds held no futures contracts at December 31, 2011.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes which are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Swap Agreements: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset

229	December 31, 2011

Notes to Financial Statements

that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (“LIBOR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements

December 31, 2011	230

Notes to Financial Statements

entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by Forward Management, in accordance with procedures established by the Board of Trustees to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the year ended December 31, 2011, the Commodity Long/Short Strategy Fund, EM Corporate Debt Fund, Global Credit Long/Short Fund and the International Small Companies Fund, invested in swap agreements consistent with the Fund’s investment strategies to gain exposure to certain markets or indices. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

231	December 31, 2011

Notes to Financial Statements

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2011 (a):

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITIES DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
EM Corporate Debt Fund
Credit Contracts (Credit Default Swaps)	Swap premiums paid	$25,560	Unrealized loss on swap contracts	$2,923

Total		$25,560		$2,923

Emerging Markets Fund
Equity Contracts (Futures Contracts)	Variation margin receivable(b)	$137,300	Variation margin payable	—

Total		$137,300		—

Global Credit Long/Short Fund
Credit Contracts (Credit Default Swaps)	Swap premiums paid	$163,793	Unrealized loss on swap contracts	$16,155

Total		$163,793		$16,155

International Dividend Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	—	Variation margin payable(b)	$10,684

Total		—		$10,684

International Small Companies Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$449,015	Unrealized loss on swap contracts	—

Total		$449,015		—

Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Variation margin receivable(b)	$33,500	Variation margin payable	—

Total		$33,500		—

Tactical Enhanced Fund
Equity Contracts (Futures Contracts)	Variation margin receivable(b)	$101,191	Variation margin payable	—

Total		$101,191		—

Tactical Growth Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	—	Variation margin payable(b)	$835,172

Total		—		$835,172

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$404,384	Unrealized loss on swap contracts	—

Total		$404,384		—

(a) For open derivative instruments as of December 31, 2011, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the year ended December 31, 2011 for all Funds except for the Forward Commodity Long/Short Strategy Fund and Forward International Small Companies Fund. The Forward Commodity Long/Short Strategy Fund’s year-end balance was significantly higher than the activity earlier in the year due to the growth in assets in the Fund. The Portfolio of Investments for the Forward International Small Companies Fund is indicative of the activity during the time period in the year (beginning on November 30, 2011 through December 31, 2011) in which the Fund held derivative instruments.

(b) Includes cumulative appreciation/(depreciation) on futures as reported on the Portfolio of Investments.

December 31, 2011	232

Notes to Financial Statements

The gains/(losses) in the table below are included in the “Net realized gain/(loss) or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2011:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGED IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Credit Analysis Long/Short Fund
Equity Contracts (Warrants)	Net realized loss on investments/Net change in unrealized appreciation/(depreciation) on investments	$(96,761)	—

Total		$(96,761)	—

EM Corporate Debt Fund
Interest Rate Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	$(14,099)	$731
Foreign Exchange Contracts (Foreign Currency Hedge Contracts)	Net realized gain on foreign currency transactions/Net change in unrealized depreciation on translation of assets and liabilities in foreign currency contracts	22,854	(7,854)
Credit Contracts (Credit Default Swaps)	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	143	(2,923)

Total		$8,898	$(10,046)

Emerging Markets Fund
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized depreciation on investments	$551	—
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	709,703	$(824,420)

Total		$710,254	$(824,420)

Global Credit Long/Short Fund
Foreign Exchange Contracts (Foreign Currency Hedge Contracts)	Net realized loss on foreign currency transactions/Net change in unrealized depreciation on translation of assets and liabilities in foreign currency contracts	$(2,265)	—
Credit Contracts (Credit Default Swaps)	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	8,828	$(16,155)

Total		$6,563	$(16,155)

International Dividend Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$(61,399)	$(10,684)

Total		$(61,399)	$(10,684)

International Small Companies Fund
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized depreciation on investments	$517,302	—
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation on swap contracts	(587,657)	$449,015

Total		$(70,355)	$449,015

233	December 31, 2011

Notes to Financial Statements

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGED IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Select EM Dividend Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	$(526,065)	$0

Total		$(526,065)	$0

Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	$(501,237)	$33,500

Total		$(501,237)	$33,500

Tactical Enhanced Fund
Equity Contracts (Option Contracts)	Net realized gain on option contracts	$5,098	—
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(1,085,131)	$101,191

Total		$(1,080,033)	$101,191

Tactical Growth Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(596,519)	$(835,172)

Total		$(596,519)	$(835,172)

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized appreciation on swap contracts	$1,903,975	$404,384

Total		$1,903,975	$404,384

Investments in a Wholly-Owned Subsidiary: The Forward Commodity Long/Short Strategy Fund (the “Fund”) seeks exposure to the commodity markets primarily through investments in commodity-linked derivative instruments, including commodity index-linked notes (sometimes referred to as “structured notes”), swap agreements, commodity options, futures and options on futures, and through investments in the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Forward Management acts as investment advisor to the Fund and the investment advisor to the Subsidiary. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS rulings.

Basis for Consolidation for the Forward Commodity Long/Short Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on October 12, 2010 as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets and liabilities, income and expense of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of December 31, 2011, net assets of the Fund were $132,102,524, of which $26,648,949, or 20.17%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

December 31, 2011	234

Notes to Financial Statements

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Banking and Finance Fund, Emerging Markets Fund, Focus Fund, Global Credit Long/Short Fund, Growth Fund, International Small Companies Fund, Large Cap Dividend Fund, Tactical Enhanced Fund and Tactical Growth Fund and quarterly for the Credit Analysis Long/Short Fund, EM Corporate Debt Fund, International Dividend Fund, Select EM Dividend Fund and Commodity Long/Short Strategy Fund. Effective January 1, 2012, the Commodity Long/Short Strategy Fund, will declare and pay dividend from net investment income, if any, annually. For all Funds, net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

The Forward Commodity Long/Short Strategy (Cayman) Fund Ltd. (the “Subsidiary”) is classified as a controlled foreign corporation under the Code. Therefore, the Forward Commodity Long/Short Strategy Fund (the “Fund”) is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing

235	December 31, 2011

Notes to Financial Statements

redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2011 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2011, based on each Fund’s average daily net assets:

FUND	ADVISORY FEE
Banking and Finance Fund	1.00% up to and including $100 million 0.90% over $100 million

Credit Analysis Long/Short Fund	1.50%

EM Corporate Debt Fund	0.70% up to and including $500 million 0.64% over $500 million up to and including $1 billion 0.58% over $1 billion up to and including $5 billion 0.52% over $5 billion

Emerging Markets Fund	1.25% up to and including $500 million 1.20% over $500 million up to and including $1 billion 1.15% over $1 billion

Focus Fund	0.75%

Global Credit Long/Short Fund	1.50%

Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million

International Dividend Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion

International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion

December 31, 2011	236

Notes to Financial Statements

FUND	ADVISORY FEE
Large Cap Dividend Fund	0.80% up to and including $500 million 0.725% over $500 million up to and including $1 billion 0.675% over $1 billion

Select EM Dividend Fund	1.10%

Small Cap Equity Fund(a)	0.85%

Tactical Enhanced Fund(b)	1.75% up to and including $1 billion 1.65% over $1 billion

Tactical Growth Fund(c)	1.15% up to and including $1 billion 1.05% over $1 billion

Commodity Long/Short Strategy Fund(d)	1.00%

(a) Prior to February 1, 2011, the fees for investment management services to the Forward Small Cap Equity Fund were the following annual rates, based on the Fund’s average daily net assets: 1.05% on assets up to and including $500 million and 1.00% on assets over $500 million.

(b) Prior to October 1, 2011, the fee for investment management services to the Forward Tactical Enhanced Fund was an annual rate, based on the Fund’s average daily net assets, of 2.15%.

(c) Prior to October 1, 2011, the fee for investment management services to the Forward Tactical Growth Fund was an annual rate, based on the Fund’s average daily net assets, of 1.25%.

(d) The Commodity Long/Short Strategy Fund may invest a portion of its assets in a wholly-owned Cayman subsidiary. The Subsidiary has entered into a separate advisory agreement with Forward Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay Forward Management a management fee at the same rate that the Fund pays Forward Management for services provided to the Fund. Forward Management is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Forward Management by the Subsidiary. This waiver arrangement may not be terminated by Forward Management as long as its advisory agreement with the Subsidiary is in place.

The Trust and Forward Management have entered into investment sub-advisory agreements with Emerald Mutual Fund Advisers Trust (“Emerald”) for Banking and Finance Fund and Growth Fund; Cedar Ridge Partners, LLC (“Cedar Ridge”) for Credit Analysis Long/Short Fund; SW Asset Management, LLC (“SW”) for EM Corporate Debt Fund (prior to February 14, 2011, Pictet Asset Management SA (“PAM SA”) served as sub-advisor) and the Global Credit Long/Short Fund; Pictet Asset Management Ltd (“PAM Ltd”) for Emerging Markets Fund and International Small Companies Fund and Broadmark Asset Management, LLC (“Broadmark”) for Tactical Enhanced Fund and Tactical Growth Fund (each a “Sub-Advisor” and, collectively, the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, as of December 31, 2011, based on each Fund’s average daily net assets:

FUND	SUB-ADVISORY FEE
Banking and Finance Fund	0.65% up to and including $100 million 0.55% over $100 million

Credit Analysis Long/Short Fund	1.00%

EM Corporate Debt Fund(a)	0.35%

Emerging Markets Fund	0.80% up to and including $250 million 0.75% over $250 million

Global Credit Long/Short Fund	1.00%

Growth Fund	0.40% up to and including $250 million 0.30% over $250 million up to and including $500 million 0.20% over $500 million up to and including $750 million 0.10% over $750 million

237	December 31, 2011

Notes to Financial Statements

FUND	SUB-ADVISORY FEE
International Small Companies Fund	0.60%

Tactical Enhanced Fund(b)	1.10% up to and including $1 billion 1.05% over $1 billion

Tactical Growth Fund(c)	0.60% up to and including $1 billion 0.55% over $1 billion

Effective February 1, 2011, Forward Management provides investment management services to the Small Cap Equity Fund. Prior to February 1, 2011 the Trust and Forward Management had entered into an investment sub-advisory agreement with Hoover Investment Management Co., LLC for the Forward Small Cap Equity Fund to provide investment sub-advisory services to the Fund and was entitled to receive a fee of 0.70% on assets up to and including $100 million and 0.55% on assets over $100 million.

(a) Prior to February 14, 2011 the EM Corporate Debt Fund and Forward Management had a sub-advisory agreement with Pictet Asset Management SA. Pursuant to this agreement, the Sub-Advisor provided investment sub-advisory services to the Fund and was entitled to receive a fee from Forward Management calculated daily and payable monthly at the annual rate of 0.35% up to and including $500 million, 0.32% over $500 million up to and including $1 billion, 0.29% over $1 billion up to and including $5 billion, 0.26% over $5 billion, based on average daily net assets.

(b) Prior to October 1, 2011, the sub-advisor fee paid by Forward Management to Broadmark for the Forward Tactical Enhanced Fund was an annual rate, based on the Fund’s average daily net assets, of 1.40%.

(c) Prior to October 1, 2011, the sub-advisor fee paid by Forward Management to Broadmark for the Forward Tactical Growth Fund was an annual rate, based on the Fund’s average daily net assets, of 0.70%.

Expense Limitations: Forward Management has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends, expense of the subsidiary and extraordinary expenses, through the dates indicated to the annual expense ratio rates stated below. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Pursuant to these agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Funds have entered into an agreement to reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management pursuant to the terms described above, as shown in the table below:

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS C	CLASS M	CLASS Z	END DATE
Credit Analysis Long/Short Fund	1.64%	1.99%	2.14%	2.59%	1.64%	N/A	April 30, 2012
EM Corporate Debt Fund	0.99%	1.39%	N/A	1.94%	N/A	N/A	April 30, 2012
Emerging Markets Fund	1.39%	1.79%	N/A	N/A	1.39%	N/A	April 30, 2012
Focus Fund	0.99%	1.34%	1.49%	N/A	N/A	N/A	April 30, 2012
Global Credit Long/Short Fund	1.99%	2.39%	N/A	2.99%	1.99	N/A	April 30, 2013
Growth Fund	0.99%	1.34%	1.29%	1.94%	N/A	N/A	April 30, 2012
International Dividend Fund	1.14%	1.49%	N/A	N/A	1.14%	N/A	April 30, 2012
Large Cap Dividend Fund	0.99%	1.34%	1.49%	N/A	N/A	N/A	April 30, 2012
Select EM Dividend Fund	1.39%	1.79%	N/A	2.39%	1.39%	N/A	April 30, 2012
Small Cap Equity Fund(a)	0.99%	1.29%	1.34%	N/A	0.99%	N/A	April 30, 2012
Tactical Enhanced Fund(b)	1.99%	2.34%	2.49%	2.94%	1.99%	N/A	April 30, 2012
Tactical Growth Fund	1.59%	1.94%	2.09%	2.54%	1.59%	N/A	April 30, 2011
Commodity Long/Short Strategy Fund	1.35%	1.70%	N/A	2.30%	1.35%	1.30%	April 30, 2012

December 31, 2011	238

Notes to Financial Statements

(a) From January 1, 2009 to January 31, 2011, Forward Management had no contractual obligation to waive any portion of its fees in amounts necessary to limit the Small Cap Equity Fund’s Investor Class, Institutional Class, Class A and Class M shares’ operating expenses.

(b) Prior to October 1, 2011, Forward Management had a contractual obligation to waive any portion of its fees in amounts necessary to limit the Tactical Enhanced Fund’s Investor Class, Institutional Class, Class A, Class C and Class M shares’ operating expenses to an annual rate of 2.84%, 2.49%, 2.99%, 3.44% and 2.49%, respectively.

For the year ended December 31, 2011, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Credit Analysis Long/Short Fund
Investor Class	$224,150	$0	$224,150
Institutional Class	46,411	0	46,411
Class A	3,274	0	3,274
Class C	23,909	0	23,909
Class M	7,943	0	7,943
EM Corporate Debt Fund
Investor Class	44,114	0	44,114
Institutional Class	50,200	0	50,200
Class C	11,700	0	11,700
Emerging Markets Fund
Investor Class	180,588	0	180,588
Institutional Class	236,534	0	236,534
Class M	873	0	873
Focus Fund
Investor Class	4,525	0	4,525
Institutional Class	19,188	0	19,188
Class A	24,491	0	24,491
Global Credit Long/Short Fund
Investor Class	7,653	0	7,653
Institutional Class	7,717	0	7,717
Class C	7,560	0	7,560
Class M	7,569	0	7,569
Growth Fund
Investor Class(a)	411	0	411
Institutional Class	49,711	0	49,711
Class A	30,771	0	30,771
Class C	1,985	0	1,985
International Dividend Fund
Investor Class	49,213	0	49,213
Institutional Class	49,663	0	49,663
Class M(b)	201	0	201
Large Cap Dividend Fund
Investor Class(c)	124	0	124
Institutional Class	20,022	0	20,022
Class A	50,269	0	50,269
Select EM Dividend Fund
Investor Class	6,226	0	6,226
Institutional Class	45,397	0	45,397
Class C	3,980	0	3,980
Class M	4,468	0	4,468

239	December 31, 2011

Notes to Financial Statements

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Small Cap Equity Fund
Investor Class	$200,205	$0	$200,205
Institutional Class	152,991	0	152,991
Class A	3,247	0	3,247
Class M	212	0	212
Tactical Enhanced Fund
Investor Class	14,764	0	14,764
Institutional Class	21,125	0	21,125
Class A	2,220	0	2,220
Class C	3,242	0	3,242
Class M(d)	32	0	32
Commodity Long/Short Strategy Fund
Investor Class	7,230	0	7,230
Institutional Class	4,817	0	4,817
Class C (e)	411	0	411
Class M(f)	42	0	42
Class Z	854	0	854

(a) The Growth Fund began offering Investor Class shares on May 2, 2011.

(b) The International Dividend Fund began offering Class M shares on May 2, 2011.

(c) The Large Cap Dividend Fund began offering Investor Class shares on May 2, 2011.

(d) The Tactical Enhanced Fund began offering Class M shares on April 15, 2011.

(e) The Commodity Long/Short Strategy Fund began offering Class C shares on May 4, 2011.

(f) The Commodity Long/Short Strategy Fund began offering Class M shares on December 7, 2011.

As of December 31, 2011, the balances of recoupable expenses for each Fund were as follows:

FUND	2009(a)	2010	2011	TOTAL
Credit Analysis Long/Short Fund
Investor Class	$131,749	$224,852	$224,150	$580,751
Institutional Class	7,967	20,942	46,411	75,320
Class A	—	2,641	3,274	5,915
Class C	3,524	21,242	23,909	48,675
Class M	—	4,306	7,943	12,249
EM Corporate Debt Fund
Investor Class	7,844	29,658	44,114	81,616
Institutional Class	21,720	84,988	50,200	156,908
Class C	5,988	15,710	11,700	33,398
Emerging Markets Fund
Investor Class	47,561	93,403	180,588	321,552
Institutional Class	253,793	489,489	236,534	979,816
Class M	—	501	873	1,374
Focus Fund
Investor Class	5,430	9,758	4,525	19,713
Institutional Class	10,398	35,885	19,188	65,471
Class A	18,871	48,395	24,491	91,757
Global Credit Long/Short Fund
Investor Class	—	—	7,653	7,653
Institutional Class	—	—	7,717	7,717
Class C	—	—	7,560	7,560
Class M	—	—	7,569	7,569

December 31, 2011	240

Notes to Financial Statements

FUND	2009(a)	2010	2011	TOTAL
Growth Fund
Investor Class	—	—	$411	$411
Institutional Class	$32,782	$61,964	49,711	144,457
Class A	57,774	56,132	30,771	144,677
Class C	2,443	2,818	1,985	7,246
International Dividend Fund
Investor Class	39,170	96,183	49,213	184,566
Institutional Class	35,198	23,105	49,662	107,965
Class M	—	—	201	201
Large Cap Dividend Fund
Investor Class	—	—	124	124
Institutional Class	18,273	4,291	20,022	42,586
Class A	53,586	50,187	50,269	154,042
Select EM Dividend Fund
Investor Class	—	—	6,226	6,226
Institutional Class	—	—	45,397	45,397
Class C	—	—	3,980	3,980
Class M	—	—	4,468	4,468
Small Cap Equity Fund
Investor Class	6,652	—	200,205	206,857
Institutional Class	28,313	—	152,991	181,304
Class A	—	—	3,247	3,247
Class M	—	—	212	212
Tactical Enhanced Fund
Investor Class	—	—	14,764	14,764
Institutional Class	—	—	21,125	21,125
Class A	—	—	2,220	2,220
Class C	—	—	3,242	3,242
Class M	—	—	32	32
Tactical Growth Fund
Investor Class	954	67	—	1,021
Institutional Class	1,446	37	—	1,483
Class A	—	85	—	85
Class C	445	16	—	461
Class M	—	864	—	864
Commodity Long/Short Strategy Fund
Investor Class	—	—	4,817	4,817
Institutional Class	—	—	7,194	7,194
Class C	—	—	411	411
Class M	—	—	356	356
Class Z	—	—	854	854

(a) The recoupable expense balances include recoupable expenses from the reorganization of the Forward Mini-Cap Fund into the Small Cap Equity Fund

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.75% of the Fund’s average daily net assets attributable to Class C shares.

241	December 31, 2011

Notes to Financial Statements

The Funds have adopted Shareholder Services Plans (the “Shareholder Services Plans”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, up to 0.25% of the Fund’s average daily net assets attributable to Class C shares and up to 0.10% of the Fund’s average daily net assets attributable to Class M shares.

The expenses of the Distribution Plans and the Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

BBH is the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2011, there were five Trustees and two Advisory Board Members, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trust, on behalf of the Funds pays each Independent Trustee and Advisory Board Member a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, Independent Trustees and Advisory Board Members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

Effective January 1, 2012, Trustee and Advisory Board member compensation will be as follows: The Funds will pay each Independent Trustee and Advisory Board Member a retainer fee in the amount of $35,000 per year, $12,500 each per regular meeting for attendance in person, $9,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting, and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $10,000, $10,000 and $7,500, respectively per year. The interested Trustee will receive no compensation from the Funds. In addition, Independent Trustees and Advisory Board members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

December 31, 2011	242

Notes to Financial Statements

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2011, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Banking and Finance Fund
Investor Class	Colorado State Bank & Trust	84.55%
	Janney Montgomery Scott	9.91%

Class A	Merrill Lynch Pierce Fenner & Smith	21.76%
	Pershing, LLC	17.38%
	First Clearing, LLC	14.94%
	LPL Financial Services	6.77%

Class C	First Clearing, LLC	55.04%
	Merrill Lynch Pierce Fenner & Smith	12.11%

Credit Analysis Long/Short Fund
Investor Class	Charles Schwab & Co., Inc.	16.59%
	National Financial Services, LLC	16.22%
	LPL Financial Services	16.08%
	Pershing, LLC	15.83%

Institutional Class	First Clearing, LLC	33.55%
	Charles Schwab & Co., Inc.	21.37%
	National Financial Services, LLC	20.00%
	MSCS Financial Services Trust	11.23%
	TD Ameritrade, Inc.	5.80%

Class A	Sutton Place Associates, LLC(a)	57.49%
	UBS Financial Services Inc.	19.76%
	LPL Financial Services	8.90%
	Pershing, LLC	6.93%

Class C	National Financial Services, LLC	30.24%
	First Clearing, LLC	28.72%
	Pershing, LLC	7.22%

Class M	Merrill Lynch Pierce Fenner & Smith	78.55%
	Barclays Capital Inc.	17.30%

EM Corporate Debt Fund
Investor Class	Morgan Stanley	62.48%
	National Financial Services, LLC	9.29%
	Brown Brothers Harriman & Co.	7.41%
	LPL Financial Services	5.59%
EM Corporate Debt Fund (continued)
Institutional Class	Brown Brothers Harriman & Co.	83.34%
	Morgan Stanley	13.26%

Class C	Sutton Place Associates, LLC(a)	88.49%

Emerging Markets Fund
Investor Class	Charles Schwab & Co., Inc.	20.32%
	William Blair & Co., LLC	20.21%
	National Financial Services, LLC	7.99%
	Brown Brothers Harriman & Co.	6.99%

Institutional Class	Ellard & Co.	61.34%
	Charles Schwab & Co., Inc.	7.88%
	National Financial Services, LLC	7.40%
	Brown Brothers Harriman & Co.	6.26%

Class M	Charles Schwab & Co., Inc.	99.74%

Focus Fund
Investor Class	Morgan Stanley	92.14%

Institutional Class	Morgan Stanley	50.62%
	MSCS Financial Services Trust	41.88%
	Charles Schwab & Co., Inc.	6.02%

Class A	Morgan Stanley	87.24%
	National Financial Services, LLC	5.33%

Global Credit Long/Short Fund
Investor Class	Sutton Place Associates, LLC(a)	98.03%
Institutional Class	Sutton Place Associates, LLC(a)	97.28%

Class C	Sutton Place Associates, LLC(a)	100.00%

Class M	Sutton Place Associates, LLC(a)	100.00%

Growth Fund
Investor Class	Colorado State Bank & Trust	79.18%

Institutional Class	JP Morgan Retirement Plan Services	99.93%

243	December 31, 2011

Notes to Financial Statements

FUND	NAME	PERCENTAGE

Growth Fund (continued)
Class A	Pershing, LLC	18.60%
	First Clearing, LLC	10.40%
	National Financial Services, LLC	6.44%
	Charles Schwab & Co., Inc.	6.22%

Class C	First Clearing, LLC	17.85%
	Citigroup Global Markets, Inc.	11.12%
	Captial Securities Management	8.36%
	Merrill Lynch Pierce Fenner & Smith	6.65%
	Janney Montgomery Scott	5.74%

International Dividend Fund
Investor Class	E*Trade Clearing, LLC	13.52%
	Charles Schwab & Co., Inc.	20.37%
	National Financial Services, LLC	17.58%
	Pershing, LLC	10.71%

Institutional Class	MSCS Financial Services Trust	74.66%
	Charles Schwab & Co., Inc.	14.52%

Class M	LPL Financial Services	100.00%

International Small Companies Fund
Investor Class	Charles Schwab & Co., Inc.	27.90%
	Brown Brothers Harriman & Co.	18.36%
	National Financial Services, LLC	13.26%
	E*Trade Clearing, LLC	13.21%
	Pershing, LLC	5.42%
	LPL Financial Services	5.06%

Institutional Class	National Financial Services, LLC	52.88%
	Charles Schwab & Co., Inc.	27.80%

Class A	Pershing, LLC	41.97%
	LPL Financial Services	16.07%
	First Clearing, LLC	10.50%
	National Financial Services, LLC	6.98%
	FSC Securities Corp	5.72%

Class M	Charles Schwab & Co., Inc.	58.97%
	Merrill Lynch Pierce Fenner & Smith	31.43%
	Colorado State Bank & Trust	9.60%

Large Cap Dividend Fund
Investor Class	JP Turner & Co., LLC	63.19%
	Colorado State Bank & Trust	23.32%
	Pershing, LLC	13.49%

Institutional Class	Fifth Third Bank	82.97%
	SEI Private Trust Co.	9.14%

Class A	Morgan Stanley	91.26%

Select EM Dividend Fund
Investor Class	Sutton Place Associates, LLC(a)	55.53%
	National Financial Services, LLC	27.95%
	Charles Schwab & Co., Inc.	13.82%

Institutional Class	Brown Brothers Harriman & Co.	99.86%

Class C	Sutton Place Associates, LLC	100.00%

Class M	Sutton Place Associates, LLC(a)	86.24%
	Charles Schwab & Co., Inc.	11.00%

Small Cap Equity Fund
Investor Class	Charles Schwab & Co., Inc.	26.94%
	National Financial Services, LLC	21.38%
	Pershing, LLC	9.44%

Institutional Class	Charles Schwab & Co., Inc.	35.81%
	First Clearing, LLC	20.62%
	LPL Financial Services	10.30%
	Wachovia Bank N.A.	8.46%
	National Financial Services, LLC	5.63%

Class A	Pershing, LLC	41.40%
	LPL Financial Services	31.61%
	National Financial Services, LLC	10.33%
	Nationwide Trust Co.	8.56%

Class M	Charles Schwab & Co., Inc.	77.66%
	Colorado State Bank & Trust	22.34%

Tactical Enhanced Fund
Investor Class	Charles Schwab & Co., Inc.	39.71%
	Pershing, LLC	22.11%
	National Financial Services, LLC	19.99%
	TD Ameritrade, Inc.	16.02%

Institutional Class	Steph & Co.	44.42%
	TD Ameritrade, Inc.	28.42%
	National Financial Services, LLC	11.98%
	Pershing, LLC	9.84%

Class A	National Financial Services, LLC	81.33%
	Pershing, LLC	14.73%

Class C	Stifel Nicolaus & Co.	49.55%
	National Financial Services, LLC	32.97%
	Pershing, LLC	8.06%

Class M	Colorado State Bank & Trust	67.07%
	LPL Financial Services	32.93%

December 31, 2011	244

Notes to Financial Statements

FUND	NAME	PERCENTAGE

Tactical Growth Fund
Investor Class	National Financial Services, LLC	37.11%
	Charles Schwab & Co., Inc.	21.02%
	Pershing, LLC	17.49%
	LPL Financial Services	9.69%
Institutional Class	National Financial Services, LLC	36.47%
	Charles Schwab & Co., Inc.	22.40%
	Pershing, LLC	14.15%
	TD Ameritrade, Inc.	5.38%

Class A	Pershing, LLC	10.20%

Class C	Pershing, LLC	8.42%
	National Financial Services, LLC	6.69%

Class M	Citigroup Global Markets, Inc.	86.13%
	Merrill Lynch Pierce Fenner & Smith	6.67%

Commodity Long/Short Strategy Fund
Investor Class	National Financial Services, LLC	39.50%
	Charles Schwab & Co., Inc.	27.35%
	Pershing, LLC	11.37%
	TD Ameritrade, Inc.	9.28%
	LPL Financial Services	8.63%

Commodity Long/Short Strategy Fund (continued)
Institutional Class	MSCS Financial Services Trust	34.36%
	National Financial Services, LLC	32.21%
	Charles Schwab & Co., Inc.	15.91%
	Elad & Company CCC	6.16%
	TD Ameritrade, Inc.	6.15%

Class C	Pershing, LLC	65.02%
	Morgan Stanley	9.21%
	National Financial Services, LLC	9.00%
	TD Ameritrade, Inc.	6.35%

Class M	Morgan Stanley	67.59%
	LPL Financial Services	26.48%
	Forward Management, LLC	5.93%

Class Z	Brown Brothers Harriman & Co.	100.00%

(a) Sutton Place Associates, LLC is an entity under common control with Forward Management.

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2011, excluding U.S Government Obligations, short-term investments, and short sales were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Banking and Finance Fund	$10,703,044	$18,917,383
Credit Analysis Long/Short Fund	285,014,235	301,976,971
EM Corporate Debt Fund	71,306,554	78,408,962
Emerging Markets Fund	106,097,360	208,133,522
Focus Fund	3,476,431	6,316,206
Global Credit Long/Short Fund	7,526,567	3,489,481
Growth Fund	86,359,020	93,542,968
International Dividend Fund	10,456,469	6,522,280
International Small Companies Fund	370,690,842	499,995,255
Large Cap Dividend Fund	17,579,226	20,445,363
Select EM Dividend Fund	22,305,741	13,730,704
Small Cap Equity Fund	296,684,997	577,725,694
Tactical Enhanced Fund	0	0
Tactical Growth Fund	1,039,170,637	1,343,059,384
Commodity Long/Short Strategy Fund	60,440,863	15,134,951

245	December 31, 2011

Notes to Financial Statements

Investment transactions in U.S. Government Obligations for the year ended December 31, 2011 were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Credit Analysis Long/Short Fund	$79,596,241	$79,842,876
Commodity Long/Short Strategy Fund	38,130,897	0

9. Tax Basis Information

Reclassifications: At December 31, 2011, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/ (LOSS)
Banking and Finance Fund	$(171,307)	$171,307	—
Credit Analysis Long/Short Fund	(1)	(50,728)	$50,729
EM Corporate Debt Fund	—	1,580,002	(1,580,002)
Emerging Markets Fund	1	1,120,845	(1,120,846)
Focus Fund	—	—	—
Global Credit Long/Short Fund	(3,780)	(8,315)	12,095
Growth Fund	(973,523)	998,270	(24,747)
International Dividend Fund	(31,429,737)	996	31,428,741
International Small Companies Fund	1	798,494	(798,495)
Large Cap Dividend Fund	(27,159)	26,287	872
Select EM Dividend Fund	(938)	(16,569)	17,507
Small Cap Equity Fund	(1,232,696)	1,022,743	209,953
Tactical Enhanced Fund	(333,876)	416,442	(82,566)
Tactical Growth Fund	(7,198,465)	12,448,830	(5,250,365)
Commodity Long/Short Strategy Fund	(4,791)	1,999,996	(1,995,205)
Included in the amounts reclassified were net operating losses offset to Paid In-Capital:

FUND	AMOUNT
Banking and Finance Fund	$171,307
Growth Fund	973,523
Small Cap Equity Fund	1,216,136
Tactical Enhanced Fund	331,911
Tactical Growth Fund	7,198,450

December 31, 2011	246

Notes to Financial Statements

Tax Basis of Investments: As of December 31, 2011, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Banking and Finance Fund	$27,314,121	$7,982,140	$(1,289,105)	$6,693,035
Credit Analysis Long/Short Fund	291,320,222	12,960,295	(7,161,506)	5,798,789
EM Corporate Debt Fund	16,135,447	126,080	(1,556,729)	(1,430,649)
Emerging Markets Fund	54,593,595	4,707,975	(4,540,758)	167,217
Focus Fund	7,691,776	894,624	(336,116)	558,508
Global Credit Long/Short Fund	4,755,424	123,301	(327,309)	(204,008)
Growth Fund	94,457,877	25,269,430	(5,278,970)	19,990,460
International Dividend Fund	8,659,332	758,060	(908,705)	(150,645)
International Small Companies Fund	328,280,530	42,201,834	(38,847,898)	3,353,936
Large Cap Dividend Fund	12,712,338	2,065,254	(436,785)	1,628,469
Select EM Dividend Fund	7,397,688	213,888	(1,207,324)	(993,436)
Small Cap Equity Fund	48,137,811	3,390,556	(3,958,757)	(568,201)
Tactical Enhanced Fund	25,334,088	—	—	—
Tactical Growth Fund	883,102,321	413,933	(1,085,947)	(672,014)
Commodity Long/Short Strategy Fund	118,807,372	132,546	(341,210)	(208,664)

Capital Losses: As of December 31, 2011 the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

FUND	EXPIRING IN	EXPIRING IN	EXPIRING IN
	2016	2017	2018
Banking and Finance Fund	$1,437,967	$13,757,241	$1,370,886
EM Corporate Debt Fund	—	51,786	—
International Dividend Fund(a)	—	2,145,728	—
International Small Companies Fund	53,537,057	179,253,577	—
Large Cap Dividend Fund	—	1,991,875	—
Small Cap Equity Fund(a)	5,901,099	33,010,654	—

Capital loss carryovers used during the period ended December 31, 2011, were:

Fund	Amount
Banking and Finance Fund	$1,198,698
Growth Fund	14,332,307
International Dividend Fund	138,342
International Small Companies Fund	26,017,030
Large Cap Dividend Fund	1,073,133
Small Cap Equity Fund	87,837,201
Tactical Growth Fund	12,850,175

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

247	December 31, 2011

Notes to Financial Statements

Post-Enactment Capital Losses*

Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
Credit Analysis Long/Short Fund	$4,012,901	—
EM Corporate Debt Fund	650,651	—
Select EM Dividend Fund	1,392,047	$315,541
Commodity Long/Short Strategy Fund	189,548	—

The Fund elects to defer to the period ending December 31, 2012, capital losses recognized during the period November 1, 2011—December 31, 2011 in the amount of:

Fund	Amount
Banking and Finance Fund	$40,240
Credit Analysis Long/Short Fund	731,596
EM Corporate Debt Fund	225,535
Emerging Markets Fund	3,934,394
Growth Fund	1,213,223
International Dividend Fund	123,077
International Small Companies Fund	15,826,107
Large Cap Dividend Fund	15,076
Select EM Dividend Fund	305,571
Small Cap Equity Fund	1,837,718
Tactical Enhanced Fund	1,116,617
Tactical Growth Fund	24,720,243
Commodity Long/Short Strategy Fund	88,163

The Fund elects to defer to the period ending December 31, 2012, late year ordinary losses recognized during the period November 1, 2011—December 31, 2011 in the amount of:

Fund	Amount
EM Corporate Debt Fund	$6,932
Emerging Markets Fund	152,135
International Dividend Fund	2,175
International Small Companies Fund	935,700
Select EM Dividend Fund	597

*Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

(a) Subject to limitations under §382 of the Code.

December 31, 2011	248

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2011 the following components of accumulated earnings on a tax basis were as follows:

	BANKING AND FINANCE FUND	CREDIT ANALYSIS LONG/SHORT FUND	EM CORPORATE DEBT FUND	EMERGING MARKETS FUND
Post-October losses	$(40,240)	$(731,596)	$(225,535)	$(3,934,394)
Late year ordinary losses	—	—	(6,932)	(152,135)
Accumulated capital loss Carryforwards	(16,566,094)	(4,012,901)	(702,437)	—
Undistributed ordinary income	—	3,645	12,695	—
Undistributed capital gains	—	—	—	662,658
Net unrealized appreciation/(depreciation) of F/X/securities sold short/swap contracts/futures contracts	—	(1,420,576)	(6,176)	136,447
Net unrealized appreciation/(depreciation) on investments	6,693,035	5,798,789	(1,430,649)	167,217
Other cumulative effect of timing differences	—	1,288	2,923	(137,705)

Total distributable earnings	$(9,913,299)	$(361,351)	$(2,356,111)	$(3,257,912)

	FOCUS FUND	GLOBAL CREDIT LONG/SHORT FUND	GROWTH FUND	INTERNATIONAL DIVIDEND FUND
Post-October losses	—	—	$(1,213,223)	$(123,077)
Late year ordinary losses	—	—	—	(2,175)
Accumulated capital loss Carryforwards	—	—	—	(2,145,728)
Undistributed ordinary income	$35,324	$39,762	—	12,819
Undistributed capital gains	27,553	—	4,141,174	—
Net unrealized depreciation of F/X/swap contracts/futures contracts	—	(16,505)	—	(9,263)
Net unrealized appreciation/(depreciation) on investments	558,508	(204,008)	19,990,460	(150,645)
Other cumulative effect of timing differences	—	13,127	—	10,683

Total distributable earnings	$621,385	$(167,624)	$22,918,411	$(2,407,386)

	INTERNATIONAL SMALL COMPANIES FUND	LARGE CAP DIVIDEND FUND	SELECT EM DIVIDEND	SMALL CAP EQUITY FUND
Post-October losses	$(15,826,107)	$(15,076)	$(305,571)	$(1,837,718)
Late year ordinary losses	(935,700)	—	(597)	—
Accumulated capital loss Carryforwards	(232,790,634)	(1,991,875)	(1,707,588)	(38,911,753)
Undistributed ordinary income	48,715	—	—	—
Net unrealized appreciation/(depreciation) of F/X/swap contracts/futures contracts	462,169	—	(163)	33,500
Net unrealized appreciation/(depreciation) on investments	3,353,936	1,628,469	(993,436)	(568,201)
Other cumulative effect of timing differences	—	—	—	(33,500)

Total distributable earnings	$(245,687,621)	$(378,482)	$(3,007,355)	$(41,317,672)

249	December 31, 2011

Notes to Financial Statements

	TACTICAL ENHANCED FUND	TACTICAL GROWTH FUND	COMMODITY LONG/SHORT STRATEGY FUND
Post-October losses	$(1,116,617)	$(24,720,243)	$(88,163)
Accumulated capital loss Carryforwards	—	—	(189,548)
Net unrealized appreciation/(depreciation) of swap contracts/futures contracts	101,191	(835,172)	404,384
Net unrealized appreciation/(depreciation) on investments	—	(672,014)	(208,664)
Other cumulative effect of timing differences	(101,192)	835,172	—

Total distributable earnings	$(1,116,618)	$(25,392,257)	$(81,991)	—

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2011, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG -TERM CAPITAL TOTAL	RETURN OF CAPITAL
Credit Analysis Long/Short Fund	$7,849,892	$409,851	—
EM Corporate Debt Fund	2,749,836	—	—
Emerging Markets Fund	9,078,057	19,075,980	—
Focus Fund	253,678	670,121	—
Global Credit Long/Short Fund	164,218	—	—
International Dividend Fund	465,617	—	—
International Small Companies Fund	5,151,515	—	—
Large Cap Dividend Fund	561,000	—	—
Select EM Dividend Fund	334,866	—	$2,543
Tactical Enhanced Fund	—	55,210	—
Tactical Growth Fund	—	5,087,354	—
Commodity Long/Short Strategy Fund	1,762,211	—	15,048

The tax character of distributions paid for the year ended December 31, 2010, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL
Credit Analysis Long/Short Fund	$9,435,873	$593,842
EM Corporate Debt Fund	611,515	—
Emerging Markets Fund	6,495,187	30,202,112
Focus Fund	—	2,102,989
International Dividend Fund	300,000	—
International Small Companies Fund	6,009,984	—
Large Cap Dividend Fund	119,525	—

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies”, (PFICs). The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and may be required to include in distributable income to shareholders any such mark-to-market gains.

December 31, 2011	250

Notes to Financial Statements

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds financial statements.

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2011. However, the following are detail’s relating to subsequent events through the date the financial statements were issued.

Change in Funds Principal Underwriter/Distributor: On September 8, 2011 the Board of Trustees, including all Independent Trustees, approved the change of the Trust’s principal underwriter/distributor. Effective in March 2012, Forward Securities, LLC will replace ALPS Distributors, Inc. as the current principal underwriter/distributor for the Trust. Accordingly, effective in March 2012, all references in the Prospectuses to ALPS Distributors, Inc. as the current principal underwriter/distributor for the Trust shall be replaced with references to: Forward Securities, LLC.

Reorganization of the Forward Banking and Finance Fund and Forward Growth Fund (each a “Fund” and collectively the “Funds”): On December 15, 2011, the Board of Trustees of Forward Funds (the “Board”) approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which each Fund will merge into a separate newly created corresponding fund of Financial Investors Trust (a “FIT Fund”), a separate trust. The Plan sets forth the terms by which each Fund will transfer its assets and liabilities to a FIT Fund in exchange solely for voting shares of beneficial interest in the FIT Fund (the “Reorganization”). Each FIT Fund will have an investment objective, strategies and policies substantially similar to those of the corresponding Fund. Following the Reorganization, Emerald Mutual Fund Advisers Trust, each Fund’s current sub-advisor, will serve as the investment advisor to the FIT Funds. The Plan will be submitted to shareholders of each Fund for approval at a special meeting of shareholders anticipated to be held in the first quarter of 2012. The Reorganization of each Fund is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

Effective upon the completion of the Reorganization, the Board also approved the termination of Forward Management, LLC as investment advisor to the Funds.

Details regarding the proposed Reorganization and the special meeting of shareholders will be contained in a proxy statement that will be mailed to the shareholders in advance of the special meeting.

251	December 31, 2011

Notes to Financial Statements

Change in Fundamental Investment Policy for Forward Global Credit Long/Short Fund: On February 15, 2012 the Board of Trustees, including all Independent Trustees, approved the change of the Forward Global Credit Long/Short Fund’s fundamental investment policy with respect to diversification and approved Forward Management to obtain shareholder approval for the fundamental investment policy change via written consent.

The Fund’s current fundamental investment restriction with respect to diversification states:

As a matter of fundamental policy: With respect to 75% of its total assets, the Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result: (i) more than 5% of the Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer; or (ii) purchase more than 10% of the outstanding voting securities of a single issuer. Changes in the market value of the Fund’s assets after the time of purchase do not affect the aforementioned calculations.

Forward Management believes that the Fund’s current status as a diversified company is restricting the management of the Fund. Accordingly, Forward Management is seeking to change this restriction to the following:

As a matter of fundamental policy: The Forward Global Credit Long/Short Fund has elected to qualify as a non-diversified series of the Trust.

If shareholders of the Fund approve this Proposal, effective May 1, 2012, the Fund will operate as a non-diversified Fund, which means that it may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified Fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable fund that operates as a diversified Fund.

December 31, 2011	252

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and of cash flows where presented, and the financial highlights present fairly, in all material respects, the financial position of the Forward Small Cap Equity Fund, the Forward Banking and Finance Fund, the Forward Credit Analysis Long/Short Fund (formerly known as Forward Long/Short Credit Analysis Fund), the Forward EM Corporate Debt Fund (formerly known as Forward International Fixed Income Fund), the Forward Emerging Markets Fund, the Forward Focus Fund, the Forward Growth Fund, the Forward International Dividend Fund, the Forward International Small Companies Fund, the Forward Large Cap Dividend Fund (formerly known as Forward Large Cap Equity Fund), the Forward Select EM Dividend Fund, the Forward Tactical Enhanced Fund, the Forward Tactical Growth Fund, the Forward Global Credit Long/Short Fund and the Forward Commodity Long/Short Strategy Fund (the “Funds”) at December 31, 2011 and the results of each of their operations, the changes in each of their net assets, the cash flows, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for Forward Commodity Long/Short Strategy Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2012

253	December 31, 2011

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Credit Analysis Long/Short Fund, Emerging Markets Fund, Focus Fund, Tactical Enhanced Fund, and Tactical Growth Fund designate $409,849, $19,075,980, $670,121, $55,210, and $5,087,354, respectively, as long-term capital gain dividends.

The Credit Analysis Long/Short Fund, Emerging Markets Fund, Focus Fund, International Dividend Fund, International Small Companies Fund, Large Cap Dividend Fund, and Select EM Dividend Fund designate 1.10%, 12.43%, 58.65%, 32.84%, 71.45%, 91.42% and 37.82% respectively, of the income dividends distributed between January 1, 2011 and December 31, 2011, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Credit Analysis Long/Short Fund, Emerging Markets Fund, Focus Fund, Large Cap Dividend Fund and Select EM Dividend Fund designate 1.10%, 0.18%, 58.79%, 88.92% and 0.38%, respectively, of the ordinary income dividends distributed between January 1, 2011 and December 31, 2011, as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, EM Corporate Debt Fund, Emerging Markets Fund, International Dividend Fund, International Small Companies Fund, and Select EM Dividend Fund designate, $1,228, $266,488, $30,303, $297,136, and $43,083 respectively, as foreign taxes paid, and, $1,620,615, $2,903,858, $470,862, $7,320,469, and $435,278 respectively, as foreign source income earned between January 1, 2011 and December 31, 2011.

During the year ended December 31, 2011, 80.56% of the dividend paid by the Credit Analysis Long/Short Fund from net investment income should be treated as tax-exempt dividends.

December 31, 2011	254

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 7-8, 2011, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 7-8, 2011 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

SUB-ADVISOR	FUND
Broadmark Capital Management, LLC	Forward Tactical Enhanced Fund Forward Tactical Growth Fund
Cedar Ridge Partners, LLC	Forward Credit Analysis Long/Short Fund
Emerald Mutual Fund Advisers Trust	Forward Banking and Finance Fund Forward Growth Fund
Pictet Asset Management Limited	Forward Emerging Markets Fund (non-cash portion) Forward International Small Companies Fund (non-cash portion)
SW Asset Management, LLC (“SW Asset Management”)	Forward EM Corporate Debt Fund

At the September 7-8, 2011 meeting, the Board, including all of the Independent Trustees, also approved the Amended and Restated Investment Management Agreement (the “New Series Advisory Agreement”) between Forward Management and the Trust on behalf of the Forward Global Credit Long/Short Fund (the “New Series”). The Board, including all of the Independent Trustees, in connection with the New Series, approved an investment sub-advisory agreement (the “New Series Sub-Advisory Agreement” and, together with the New Series Advisory Agreement, the “New Series Agreements”) among Forward Management, SW Asset Management and the Trust on behalf of the New Series.

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements and New Series Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to initially approve the New Series Agreements and/or approve the renewal of the Agreements, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisors; descriptions of Forward Management’s and the Sub-Advisor’s compliance programs; portfolio trading practices and information about the personnel providing, or proposed to provide, investment management and administrative services to each Fund or the New Series; and the nature of services provided under the Agreements or to be provided under the New Series Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

255	December 31, 2011

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Discussed below are the factors the Board considered in renewing the Agreements and approving the New Series Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for the Forward Commodity Long/Short Strategy Fund, Forward Focus Fund, Forward International Dividend Fund, Forward Large Cap Dividend Fund (formerly known as the Forward Large Cap Equity Fund), Forward Select EM Dividend Fund, the cash portion of the Forward Emerging Markets Fund, and the cash portion of the Forward International Small Companies Fund, each of which Forward Management directly manages without employing a sub-advisor.

In evaluating each of the Agreements and the New Series Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor, and with respect to the New Series, SW Asset Management; (ii) the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor, where applicable; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds or the New Series; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds or New Series, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds or New Series and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds and the New Series.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement and New Series Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement and expected to be provided under the New Series Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and New Series and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds and New Series by Forward Management’s team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals, including recent enhancements to Forward Management’s portfolio management and risk management capabilities. The Board also determined that Forward Management has made a commitment to maintain the financial and operational resources reasonably necessary to manage the Funds and New Series. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds and New Series, which entails a substantial financial and professional commitment.

December 31, 2011	256

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The Board also considered Forward Management’s compliance operations with respect to the Trust, including measures taken by Forward Management to assist the Trust, including the New Series, in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board also noted that no material compliance issues were found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management and the series of the Trust. The Board considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

Sub-Advisory Agreements and New Series Sub-Advisory Agreement. The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, and with respect to the New Series, engaging SW Asset Management, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor has represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board also considered the quality of the management services provided to the Funds and expected to be provided to the New Series over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds and New Series by the respective portfolio management teams. In this connection, the Board noted that it has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. With respect to the New Series, the Board noted that it had previously received a presentation from SW Asset Management’s portfolio management personnel and had discussed with such personnel the investment results of accounts with a similar investment objective and strategy that are managed by such persons. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds and the New Series, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management, the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year and presentation materials submitted by SW Asset Management with respect to the New Series. Further, with respect to the New Series, the Board noted that Forward Management, as a manager of managers, would supervise SW Asset Management in its sub-advisory role. The Board also considered its experience with SW Asset Management in connection with the Forward EM Corporate Debt Fund.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreements. With respect to the New Series, the Board concluded that it was satisfied with the nature, extent and quality of the services expected to be provided by Forward Management under the New Series Advisory Agreement and by SW Asset Management under the New Series Sub-Advisory Agreement.

Investment Performance

Existing Funds

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information contained in a Morningstar Rating Analysis about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each

257	December 31, 2011

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time Forward Management and each Sub-Advisor has served in their respective capacities to the applicable Funds. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•

The Forward Banking and Finance Fund underperformed the comparable funds within its Morningstar Category for the one- and five-year periods ended June 30, 2011, performed similarly to the comparable funds within its Morningstar Category for the three-year period ended June 30, 2011, and outperformed the comparable funds within its Morningstar Category for the ten-year period ended June 30, 2011;

•

The Forward Credit Analysis Long/Short Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2011, but outperformed the comparable funds within its Morningstar Category for the three-year period ended June 30, 2011;

•	The Forward EM Corporate Debt Fund outperformed the comparable funds within its Morningstar Category for the one- and three-year periods ended June 30, 2011;

•	The Forward Emerging Markets Fund outperformed the comparable funds within its Morningstar Category for the one-, three-, five-, and ten-year periods ended June 30, 2011;

•

The Forward Focus Fund underperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2011, performed similarly to the comparable funds within its Morningstar Category during the three-year period ended June 30, 2011, and outperformed the comparable funds within its Morningstar Category during the five-year period ended June 30, 2011. It was noted that Forward Management took over the day-to-day management of this Fund in October 2010;

•

The Forward Growth Fund outperformed the comparable funds within its Morningstar Category during the one- and three-year periods ended June 30, 2011, underperformed the comparable funds within its Morningstar Category during the five-year period ended June 30, 2011, and performed similarly to the comparable funds within its Morningstar Category during the ten-year period ended June 30, 2011;

•

The Forward International Dividend Fund outperformed the comparable funds within its Morningstar Category during the one- and ten-year periods ended June 30, 2010, but underperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended June 30, 2011. It was noted that Forward Management took over the day-to-day management of this Fund in December 2008;

•	The Forward International Small Companies Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2011;

December 31, 2011	258

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

•	The Forward Large Cap Dividend Fund outperformed the comparable funds within its Morningstar Category during the one- and three-year periods ended June 30, 2011;

•

The Forward Small Cap Equity Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended June 30, 2011, but performed similarly to the comparable funds within its Morningstar Category during the ten-year period ended June 30, 2011; and

•	The Forward Tactical Growth Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2011.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board noted that the Forward Commodity Long/Short Fund, Forward EM Dividend Fund and Forward Tactical Enhanced Fund have not been ranked by Morningstar as of June 30, 2011. The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

New Series

The Board considered information about the performance of an account managed by SW Asset Management with a strategy similar to the strategy to be utilized with respect to the New Series. The Board concluded that SW Asset Management has the ability to provide high quality investment management services to the New Series over the long-term, subject to ongoing review of the New Series’ performance by Forward Management and the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement and New Series Advisory Agreement. The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds and New Series, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2010, but a strong balance sheet for the first half of 2011 and a demonstrated commitment to the Funds and new product support. The Board noted Forward Management’s corporate structure and ownership interests and the commitment to Forward Management by the controlling entities of Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been sub-

259	December 31, 2011

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

stantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors and to combine series of the Trust when necessary. The Board further noted that with respect to the New Series, it generally is difficult to estimate or evaluate the expected profitability of newly organized funds, and that typically newly organized funds are not initially profitable to an investment adviser.

The Board also considered information regarding the investment management fees charged to the Funds and expected to be charged to the New Series by Forward Management and operating expenses for each Fund and the New Series as compared with those of other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board. With respect to the New Series, the Board noted that the proposed investment management fee is within the range of the fees of the comparable funds presented in a universe of peers most similar to the New Series. The Board also noted how the New Series differs from the comparable funds presented in its universe of peers.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, with the exceptions noted, Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to meaningfully compare the fees charged to the Funds or to be charged to the New Series with fees charged to other non-investment company clients of Forward Management. With respect to the Forward International Dividend Fund and the Forward Large Cap Dividend Fund, information regarding retail separate accounts managed by Forward Management was provided and the Board considered the fees charged and the services rendered, including the differences in management style, level of services, compliance responsibilities, and asset flow management as compared to the mutual funds. The Board noted that the potential for additional meaningful comparisons will be revisited as Forward Management’s separate account business grows. The Board also noted that Forward Management is responsible for compensating the Funds’ Sub-Advisors and SW Asset Management, with respect to the New Series, and that the overall expense ratios of certain of the Funds, including the New Series, are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

With respect to the Forward Tactical Growth Fund and the Forward Tactical Enhanced Fund, the Board noted that, after presentation of certain data, it was in the best interests of the Funds and their respective shareholders to lower the management fees.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund. The Board also concluded that the expected profitability of Forward Management with respect to the New Series was not excessive and that the advisory fee to be charged to the New Series was reasonable in light of the services to be provided.

Sub-Advisory Agreement and New Series Sub-Advisory Agreement. With respect to the fees paid to the Sub-Advisors and to be paid to SW Asset Management, with respect to the New Series, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or have multiple business lines and, further, that any such

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assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. With respect to the New Series, the Trustees noted that it was also difficult to accurately determine or evaluate the expected profitability of the New Series Sub-Advisory Agreement because SW Asset Management manages substantial assets other than the New Series, and further, that any such assessment would involve assumptions regarding SW Asset Management’s allocation policies, capital structure, cost of capital, business mix, and other factors.

With respect to the Forward Tactical Growth Fund and the Forward Tactical Enhanced Fund, and in line with the reduction in the management fees paid by these Funds to Forward Management, the Board noted that it was in the best interests of the Forward Tactical Growth Fund and the Forward Tactical Enhanced Fund to reduce the sub-advisory fees paid to the Funds’ Sub-Advisor, Broadmark Capital Management, LLC.

Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund or expected to be provided to each Fund. Based on information provided and the nature of the negotiation underlying the New Series Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that SW Asset Management’s expected profitability with respect to the New Series will not be excessive and that the sub-advisory fees to be charged are reasonable in light of the services that will be provided.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board also considered the potential of Forward Management and the New Series to experience economies of scale as the New Series grows in size, but recognized that, at the outset, the New Series would have relatively small asset levels. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements and New Series Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds or New Series have achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds and the proposed relationship with the New Series, including the fees paid by the Funds and to be paid by the New Series, to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ and New Series’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board also considered Forward Management’s ownership interest in certain of the Sub-Advisors, noting the financial benefits that may be realized by Forward Management from its ownership arrangements with those Sub-Advisors. In addition, the Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that, in the future, is expected to serve as distributor for the Funds. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds and proposed relationship with the New Series include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

261	December 31, 2011

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board considered any benefits to be derived by the Sub-Advisors from their relationship with the Funds and SW Asset Management from its proposed relationship with the New Series, such as soft dollar arrangements. In this connection, with respect to the Funds, the Board noted that it receives regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. With respect to the New Series, the Board noted that it will also receive regular reports from SW Asset Management regarding its soft dollar policy and usage. The Board considered ancillary benefits to be received by the Sub-Advisors and SW Asset Management as a result of their relationships with the Funds and the New Series, respectively. The Board concluded that any potential benefits to be derived by a Sub-Advisor or SW Asset Management from its relationship with the Funds or New Series, respectively, included the potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements and the New Series Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Agreements and approval of the New Series Agreements are in the best interests of each respective Fund or New Series and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement and each Sub-Advisory Agreement. The Trustees, including all of the Independent Trustees, unanimously approved, with respect to the New Series, the New Series Advisory Agreement and the New Series Sub-Advisory Agreement.

December 31, 2011	262

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 64	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to 2011); Director of the Foundation of City College (2006 to 2011); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	36	Chairman and Director of SIFE Trust Fund (1978 -2002)
Donald O’Connor Age: 75	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	36	Trustee of the Advisors Series Trust (1997 to present).
DeWitt F. Bowman Age: 81	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	36	Trustee, Brandes Mutual Funds (1995 to present); Lead Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (1994 to present).

263	December 31, 2011

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Age: 62	Trustee, Nominating Committee Chairperson	Since 2009+	Director (since 2000) and President (2007-2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (2002 to 2011); Chair, The Thacher School Investment Committee (2006 to 2011); Chair, Thacher School Finance Committee (2006 - 2008); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	36	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004-2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Age: 65	Trustee	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1997 to 2009); Vice President and Director, WildCare Bay Area (since 2008); Director, Audubon Canyon Ranch (since 2009).	36	None.

December 31, 2011	264

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 49	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director of Ring Mountain Day School (2011 to present).	36	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman, Mses. Herbert and Allecta, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as Trustee to the Trust effective January 1, 2012.

265	December 31, 2011

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Age: 62	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 101 California Street, 16th Floor San Francisco, CA 94111 Age: 64	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); Chief Legal Officer, Morgan Stanley Online (1997-2002).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Age: 63	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-1997; 2002-2005); Director of Compliance, Morgan Stanley Online (1997-2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Age: 48	Vice President Funds	Since 2009	Managing Director, Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007-2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989-2007).

A. John Gambs*** 101 California Street, 16th Floor San Francisco, CA 94111 Age: 66		Since 2011	Trustee, Barclays Global Investors Funds (2006 to 2010); Trustee, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Investment Management (since 2009); Member, Board of Governors, San Francisco Symphony (since 2001); Director and President, New Century Chamber Orchestra (since 2010); Director, San Francisco Classical Voice (since 2011).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

***	Mr. Gambs is a member of the Advisory Board of the Trust.

December 31, 2011	266

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

267	December 31, 2011

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Banking and Finance Fund

Forward Commodity Long/Short Strategy Fund

Forward CorePlus Fund

Forward Credit Analysis Long/Short Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Extended MarketPlus Fund

Forward Focus Fund

Forward Frontier Strategy Fund

Forward Global Credit Long/Short Fund

Forward Global Infrastructure Fund

Forward Growth Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Equity Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Dividend Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward Strategic Alternatives Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Aggressive Growth Allocation Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Allocation Fund

Printed on paper containing recycled content using soy-based inks.	AR FWD 003821 031513

Annual Report December 31, 2011

Forward Global Infrastructure Fund

Forward International Real Estate Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select Income Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2011

1

Shareholder Update	December 31, 2011

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

The experiences of 2011—a challenging year for investors and advisors everywhere—highlighted once again why we believe so strongly that investors need access to new investment tools and modernized thinking on portfolio construction. During 2011, many strategies were undercut by:

•	Continued high volatility. By way of example, in 2011 there were 68 days when the S&P 500 moved more than 2% in one session; from 2004 to 2006, before the financial crisis, the average was 2.7 days.[1]

•	The generally low-return, low-yield environment. Finding sources for long-term growth has become more and more challenging.

•	Erratic, directionless markets. We believe the market moves we saw during 2011 were driven by external events and investors’ fearful, risk-on/risk-off reactions rather than by fundamentals.

•

Rising correlations among asset classes. The assumptions that underlie traditional portfolio diversification—for example, the belief that U.S. and international stocks will not be highly correlated—we believe no longer hold true.

Why Alternatives

In our view, the most important lesson of 2011 is that adequate exposure to alternative strategies is more crucial than ever to investors who seek to preserve and grow their assets. This may seem illogical after a year when market conditions hindered many alternative as well as traditional approaches.

But the more uncertain the climate, the more important alternatives become. It’s clear that in this environment, reliance on long-only style boxes and traditional asset allocation may put assets at high risk. Investors and advisors can no longer count on the relatively stable, generally up trending markets we saw in the 1980s and 1990s, and today they may need long/short and other strategies to help manage risk, seek income and growth, as well as for broader diversification. Helping investors pursue these new directions is what Forward is all about, and we now offer seven long/short funds and a total of twelve alternative funds in a variety of asset classes, including equity, global and domestic fixed income and real estate.

The Year in Perspective

With our wide-ranging mix of strategies, Forward Funds were certainly not immune to the past year’s market upheaval. As equity, bond, emerging market, and real estate asset classes were affected, so were our portfolios. Even when our strategies did not meet return expectations, we were often still able to help investors lower volatility and to help diversify portfolios against broad market downturns.

We also had some bright spots in our fund lineup this year, launching the Forward Commodity Long/Short Strategy Fund which was the leader for one-year, total return performance among 36 peers eligible in the “commodities general” category for the period ended December 31, 2011, according to Lipper ratings.2 And Forward Funds in the areas of long/short credit, large-cap dividend, investment-grade and high-yield bonds and real estate delivered positive results in a challenging environment.

During 2011, we expanded our offerings with new strategies in the areas of emerging market corporate debt and long/short global credit. We also introduced an enhanced, more growth-oriented version of our Tactical Growth strategy, a long/short approach that seeks to continually manage equity market exposure with the aim of reducing downside risks.

December 31, 2011	2

What Now?

The outlook for 2012 can only be described as uncertain, pending the ongoing resolution of Europe’s debt troubles and other global concerns. Still, we believe that even in the current climate, opportunities remain. We entered the year with fairly attractive valuations in equities and emerging markets; some bond sectors are also well valued and offer good risk hedges. Commodities markets have continued to offer long and short investment opportunities. Some analysts see the potential for higher dividend payouts in 2012. At the same time, our real estate team believes that the U.S. commercial real estate market is now at the beginning of a five- to seven-year uptrend, as discussed in our recent white paper, Inflection Point: The Start of a New Cycle in Real Estate?

We continue to evolve our product line, delivering on our intention to provide advisors and investors with what we believe are the best in leading-edge investment ideas and to that end, we recently launched two new mutual funds:

•	The Forward Endurance Long/Short Fund, a global, long/short equity strategy focused on companies that stand to gain or lose from disruptive new technologies across a variety of industry sectors.

•	The Forward Managed Futures Strategy Fund, which seeks exposure to the futures markets across four asset classes—commodities, currencies, equities and bonds.

Crystallizing our Vision

The other big news at Forward is the new brand we began rolling out for our firm in 2011, anchored by the tagline—The New Direction of Investing. You may have already noticed a new look and feel in many of our communications, and this spring we will also launch our new, improved website at www.forwardinvesting.com.

These changes go far beyond the cosmetic. They highlight our focus on providing access to the innovative and alternative strategies investors will need to achieve the outcomes they are seeking. With a new product map and a redesigned system of communications, we want to help investors better understand what Forward has to offer and how our strategies can enhance portfolios.

Under the banner of fwd thinking, we are also ratcheting up our thought leadership activities to help advisors and investors think about where investing is going. You can view our current library of white papers at www.forwardinvesting.com and I invite you to check them out if you haven’t already.

In closing, I want to take this opportunity to thank you for entrusting us with your assets. Ultimately, everything we do is aimed at helping our investors meet their long-term objectives. We feel privileged to be your partner in that effort, and we will continue striving to earn that privilege every day.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

1 Source: S&P 500 and Goldman Sachs Derivative Strategies, January 2012

2 Institutional share class

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

3	December 31, 2011

Diversification does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Endurance Long/Short Fund)

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Endurance Long/Short Fund, Forward Managed Futures Strategy Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. (Forward Endurance Long/Short Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Endurance Long/Short Fund, Forward Managed Futures Strategy Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Endurance Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Endurance Long/Short Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Managed Futures Strategy Fund)

Investing in Exchange Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Managed Futures Strategy Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Managed Futures Strategy Fund)

The Forward Endurance Long/Short Fund was effective December 31, 2011 and Forward Managed Futures Strategy Fund was effective January 30, 2012 and they each have a limited operating history.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Lipper ratings, Lipper research and Lipper fund data are not intended to predict future results. This does not constitute and is not intended to constitute investment advice or an offer to sell or the solicitation of an offer to buy any security of any entity in any jurisdiction. More information is available at www.lipperweb.com. Thomson Reuters © 2012. All Rights Reserved.

Alan Reid is a registered representative of ALPS Distributors, Inc.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

© 2012 Forward Funds. All rights reserved.

December 31, 2011	4

Fund Commentary and Performance

Forward Global Infrastructure Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Global Infrastructure Fund’s Class A shares (without sales load) declined -6.24% and underperformed its benchmark, the S&P Global Infrastructure Index, which declined -0.39%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and Treasury debt downgrade in the U.S. While the first half of the year was characterized by positive returns, fears of a “double-dip” recession in the U.S. and a global banking crisis resurfaced during the third quarter, leading to sharp market corrections in the second half of the year. International markets bore the brunt of the market declines, while the U.S. markets, which represented a perceived “safe haven”, finished the year with relatively flat returns.

Energy infrastructure companies generally performed well during the year. Within the portfolio, an underweight allocation to energy stocks led to underperformance relative to the benchmark. Due to valuation concerns, the Fund was underweight pipeline companies in North America, which delivered solid returns. The ability to access shale reserves was a game changer for these companies, providing long-term opportunities for future investment.

Industrial companies lagged, declining sharply in the second half of the year as concerns grew about a slowing global economic environment. The Fund had a detrimental overweight allocation to industrial stocks. Some individual industrial holdings also hurt performance. Noble Group’s stock came under pressure after reporting a disappointing third quarter, in part due to mark-to-market losses on carbon credits. We own Noble Group because it manages several crucial global supply chains with substantial exposure to faster growth emerging market economies, and we added to the stock on share price weakness.

Information technology stocks also weighed on returns. The group, which is not represented in the benchmark, struggled with an uncertain economic environment.

The Fund benefited from its underweight allocation to utilities. There was significant dispersion in returns among utilities companies during the year, with weakness among European and Asian utilities being offset by strength in U.S. and Brazilian utilities. Brazilian utility company CEMIG was a strong performer for the Fund, due largely to the inflation hedge its business model provides in a market that has experienced escalating inflation rates. CEMIG fits well with the Fund’s investment strategy as we expect the company will play an integral role in the much-needed development of Brazil’s energy grid.

The Fund was rewarded for its telecom holdings, including two tower operators. The rapid adoption of smart phones and tablet computers has translated into strong investment requirements for the carriers, captured in large part by the tower operators. Because the telecom sector is not represented in the benchmark, gains from the sector contributed to relative performance.

5	December 31, 2011

Forward Global Infrastructure Fund

Weightings by Country as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	6

Forward Global Infrastructure Fund

Forward Global Infrastructure Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class(b)	N/A	-15.74%	05/02/11

Institutional Class	-5.92%	-3.83%	06/29/07

Class A (load adjusted)(c)	-11.65%	-5.35%	06/29/07

Class A (without load)(d)	-6.24%	-4.09%	06/29/07

Class B (with CDSC)(e)	-11.55%	-5.22%	06/29/07

Class B (without CDSC)(f)	-6.93%	-4.82%	06/29/07

Class C (with CDSC)(g)	-7.82%	-4.81%	06/29/07

Class C (without CDSC)(h)	-6.90%	-4.81%	06/29/07

Class M	-5.92%	3.01%	02/01/10

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(h) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(i) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7	December 31, 2011

Fund Commentary and Performance

Forward International Real Estate Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward International Real Estate Fund’s Class A shares (without sales load) declined -14.80% but outperformed its benchmark, the FTSE EPRA/NAREIT Developed ex-US Index, which declined -15.35%.

Markets experienced extreme volatility in 2011, as events throughout the year hampered economic growth and raised investor concern. A U.S. Treasury debt downgrade, fears of a “double-dip” recession in the U.S., and a European sovereign debt crisis all rocked markets, sending some markets sharply downward. International markets declined, while the U.S. markets, which represented a perceived “safe haven”, finished the year with generally flat returns. For the Real Estate Investment Trust (REIT) market, 2011 was a year in which large cap REITs outperformed their smaller counterparts.

This volatile environment proved challenging to the bottom-up investment approach that the Fund’s managers utilize. Our process emphasizes property location and quality, strong prospects for appreciation in property rents and values, and management’s track record for adding value. Although performance was negative on an absolute basis, our process led the Fund to outperform benchmark returns for the year.

In particular, stock decisions in Japan benefited relative results. Although Japanese property stocks declined an average -8.5% in the Fund, they declined -22% in the benchmark. In Japan, the Fund’s research led us to underweight the country’s three largest developers. The Fund bought and sold positions throughout the year, adding to positions soon after the earthquake, when prices were depressed, and selling when the prices rebounded sharply. We remained underweight in Japan thereafter, as we believe the continued office oversupply and falling rents do not support current stock prices.

Stock selection in Europe was beneficial on a relative basis, declining -10% in the Fund compared with a -14% decline in the benchmark. Individual choices in the Hong Kong market also helped. Stock selection in Singapore and Canada detracted from relative performance.

For the year, an underweight allocation to Japan benefited results. However, the Fund’s relative performance was hurt by an overweight allocation to Hong Kong, which lagged due to concerns about a slowdown in global trade. The Fund’s underweight exposure to Canadian REITs also detracted, as they offered the dual benefits of representing a safe haven in an uncertain world and providing attractive dividend yields.

December 31, 2011	8

Forward International Real Estate Fund

Weightings by Country as a Percentage of Net Assets as of December 31, 2011

(a) Less than 0.005%.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2011

Forward International Real Estate Fund

Forward International Real Estate Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class(b)	N/A	N/A	-22.31%	05/02/11

Institutional Class	-14.56%	-8.31%	-3.86%	04/28/06

Class A (load adjusted)(c)	-19.71%	-9.59%	-5.08%	04/28/06

Class A (without load)(d)	-14.80%	-8.52%	-4.08%	04/28/06

Class C (with CDSC)(e)	-16.18%	-9.21%	-4.80%	04/28/06

Class C (without CDSC)(f)	-15.42%	-9.21%	-4.80%	04/28/06

Class M(b)	N/A	N/A	-22.10%	05/02/11

(a) Prior to close the of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(f) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(g) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	10

Fund Commentary and Performance

Forward Real Estate Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Real Estate Fund’s Investor Class shares returned 3.84%, underperforming its benchmark, the FTSE NAREIT Equity REITs Index, which returned 8.29%.

2011 was a year of exceptionally high equity market volatility, with levels not seen since the wild swings experienced during the financial crisis in early 2009. A U.S. Treasury debt downgrade in August, fears of a “double-dip” recession in the U.S., and a European sovereign debt crisis all led to market corrections in the second half of the year. For the Real Estate Investment Trust (REIT) market, 2011 was a year in which large cap REITs outperformed their smaller counterparts.

Within the portfolio, retail REITs were the largest contributors to results, led by blue chip, large cap mall stock Simon Property Group. With a strong balance sheet, excellent assets, and high quality management, the company has enduring value and liquidity that have been rewarded in the market.

Health Care holdings also performed well. These stocks, some of which are also blue chip, large cap REITs, suffered a scare mid year, when forecasted Medicare rates were in danger of crimping landlords’ profitability. The stocks rebounded, however, when it was determined that the operators of the facilities would likely still be able to pay rents to the REITs.

The Fund derived gains from its large cap, blue chip apartment holdings. As demand has improved with little new supply of multi-housing units becoming available within the next few years, these REITs have capacity to raise rents.

Countering those gains, holdings in the hotels and lodging group hurt performance. Small cap lodging stocks, in particular, were hurt significantly in August, and only recovered slightly through the end of the year. Although industry data suggested that actual activity was healthy, the companies’ stocks struggled with investor fears that sovereign debt issues would send the global economy back into recession. An example of this was Felcor Lodging, which delivered strong performance at the asset level, but suffered share price losses in the volatile equity market.

Both large and small diversified companies underperformed for the year. By their nature, these companies tend to have a variety of property types and geographic exposures, some of which were unattractive in the fragile, post-recessionary environment.

The equities of small cap office companies, particularly those with any second-tier city or suburban exposure, suffered relative to their large cap counterparts. Some of these have dropped to attractive levels and are being held in the portfolio.

11	December 31, 2011

Forward Real Estate Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	12

Forward Real Estate Fund

Forward Real Estate Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	3.84%	-4.09%	7.32%	8.01%	05/10/99

Institutional Class	4.25%	N/A	N/A	-3.16%	05/01/08

Class A (load adjusted)(b)	-2.00%	N/A	N/A	22.25%	06/12/09

Class A (without load)(c)	4.01%	N/A	N/A	25.14%	06/12/09

Class C (with CDSC)(d)	2.21%	N/A	N/A	24.22%	06/12/09

Class C (without CDSC)(e)	3.21%	N/A	N/A	24.22%	06/12/09

(a) Proir to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund. Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(e) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13	December 31, 2011

Fund Commentary and Performance

Forward Real Estate Long/Short Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Real Estate Long/Short Fund’s Class A shares (without sales load) returned 0.82%, underperforming its benchmark, the FTSE NAREIT Composite Index, which returned 7.30%.

2011 was a year of exceptionally high equity market volatility, with levels not seen since the wild swings experienced during the financial crisis in early 2009. A U.S. Treasury debt downgrade in August, fears of a “double-dip” recession in the U.S., and a European sovereign debt crisis all led to sharp market corrections in the second half of the year. For the Real Estate Investment Trust (REIT) market, 2011 was a year in which large cap REITs outperformed their smaller counterparts.

In this challenging environment, the Fund delivered positive results but lagged the returns of its benchmark. The use of short positions and the selling of covered calls were contributors to the Fund’s absolute performance during the year, and helped to cushion the Fund against the impact of market volatility.

By far the largest driver of the Fund’s underperformance relative to the benchmark during the year was its ownership of small cap stocks, compared with the larger capitalization profile of the benchmark. Regardless of property type, large cap stocks soundly outperformed their smaller capitalization counterparts.

In terms of individual holdings, small cap lodging stocks, in particular, were hurt significantly in August, and only recovered slightly through the end of the year. Although industry data suggested that actual activity was healthy, the companies’ stocks struggled with investor fears that sovereign debt issues would send the global economy back into recession. An example of this was Felcor Lodging, which delivered strong performance at the property level, but suffered share price losses in the volatile equity market.

Both large and small diversified companies underperformed for the year. By their nature, these companies tend to have a variety of property types and geographic exposures, some of which were unattractive in the fragile, post-recessionary environment.

On the positive side, retail REITs were the largest contributors to results, led by blue chip, large cap mall stock Simon Property Group. Two shopping center REITs also performed well.

Health Care holdings were also strong contributors. These stocks, which are also blue chip, large cap REITs, suffered a scare mid year, when forecasted Medicare rates were in danger of crimping landlords’ profitability. The stocks rebounded, however, when it was determined that the operators of the facilities would still be able to pay rents, per the terms of their existing leases, to the REITs—even with lower Medicare rates in place.

December 31, 2011	14

Forward Real Estate Long/Short Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

(a) Less than 0.005%.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

15	December 31, 2011

Forward Real Estate Long/Short Fund

Forward Real Estate Long/Short Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class(b)	N/A	N/A	N/A	-7.09%	05/02/11

Institutional Class	1.10%	-7.79%	N/A	-3.84%	04/28/06

Class A (load adjusted)(c)	-4.97%	-9.56%	3.76%	9.11%	09/15/99

Class A (without load)(d)	0.82%	-8.48%	4.37%	9.64%	09/15/99

Class B (with CDSC)(e)	-4.87%	-9.41%	3.59%	8.82%	09/15/99

Class B (without CDSC)(f)	0.06%	-9.16%	3.59%	8.82%	09/15/99

Class C (with CDSC)(g)	-0.94%	-9.16%	3.59%	8.82%	09/15/99

Class C (without CDSC)(h)	0.04%	-9.16%	3.59%	8.82%	09/15/99

Class M(b)	N/A	N/A	N/A	-6.81%	05/02/11

(a) Prior to May 1, 2011 the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund. Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(h) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(i) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	16

Fund Commentary and Performance

Forward Select Income Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Select Income Fund’s Class A shares (without sales load) returned 3.09% and lagged its benchmark, the BofA Merrill Lynch Preferred Index, which returned 4.11%.

During the year, markets faced a host of challenges, from sovereign debt concerns in Europe to a Treasury debt downgrade in the U.S. Fears of an economic slowdown in the U.S. and a global banking crisis resurfaced, leading to sharp market corrections in the second half of the year. The Federal Reserve’s participation in the financial markets continued, including reiterating its “extended period” language in referring to its near-zero target federal funds rate. In addition, it announced a plan to purchase $400 billion in long-term Treasury paper by June 2012 placing downward pressure on long-term interest rates.

Against this backdrop, the Fund delivered sound results and continued to generate an attractive yield. With a fourth quarter annualized distribution yield of 8.18% and a 30-day SEC yield of 8.11% as of December 31, 2011, the Fund continued to meet its current-income goal of returning roughly $0.45 to $0.55 per share each quarter. This yield is achieved partly through the use of both portfolio leverage and dividend-capture strategies. At the end of the year, the Fund was approximately 18% leveraged. This level was above our long-term average of 16%, but still within our normal range.

Real Estate Investment Trust (REIT) senior securities continue to offer investors highly attractive dividends relative to other fixed income alternatives. At December 31, 2011 the yield available in the REIT preferred stock space averaged 7.44% and the in-place, or static, yield on the Fund was higher at about 8.15%. These levels indicate attractive spreads over risk-free rates. As of December 31, 2011, the spread between the 10 Year U.S. Treasury note index and REIT preferred stock yields was 5.55%, more than 50% higher than the long-term, pre-financial crisis average of 3.66%.1

As of December 31, 2011 the Fund’s portfolio was comprised of approximately 83% preferred stocks, 8.5% bonds, and 8.5% in common stocks, based on market value. We believe the portfolio is well diversified, with 134 holdings and 71 issuers across multiple commercial real estate sectors. The Fund’s top holdings reflect our strategy of balancing high-income returns with appropriate risk-taking. Our focus remains on core investments and companies with strong or improving balance sheets.

1 Source: Bloomberg, Wells Fargo Securities and Forward Management, LLC

17	December 31, 2011

Forward Select Income Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	18

Forward Select Income Fund

Forward Select Income Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class(b)	N/A	N/A	N/A	3.28%	10/26/11

Institutional Class	3.31%	0.85%	N/A	2.81%	04/28/06

Class A (load adjusted)(c)	-2.84%	-0.62%	5.89%	7.95%	03/30/01

Class A (without load)(d)	3.09%	0.56%	6.52%	8.55%	03/30/01

Class B (with CDSC)(e)(i)	-2.43%	-0.47%	5.70%	7.72%	03/30/01

Class B (without CDSC)(f)(i)	2.31%	-0.23%	5.70%	7.72%	03/30/01

Class C (with CDSC)(g)(i)	1.34%	-0.23%	5.69%	7.72%	03/30/01

Class C (without CDSC)(h)(i)	2.29%	-0.23%	5.69%	7.72%	03/30/01

Class M	3.31%	N/A	N/A	13.81%	02/01/10

(a) Prior to close of the business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(h) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(i) While Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(j) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19	December 31, 2011

Investment Glossary

Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Global Infrastructure Fund, International Real Estate Fund, Real Estate Long/Short Fund, Select Income Fund)

Concentrations in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Global Infrastructure Fund, International Real Estate Fund, Real Estate Fund, Real Estate Long/Short Fund, Select Income Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Global Infrastructure Fund, International Real Estate Fund, Real Estate Long/Short Fund)

Investing in a “non-diversified” fund involves the risk of greater price fluctuation than a more diversified portfolio. (Global Infrastructure Fund, International Real Estate Fund, Real Estate Fund, Real Estate Long/Short Fund, Select Income Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (International Real Estate Fund, Real Estate Long/Short Fund, Select Income Fund)

Investing in the real estate industry or real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. The risks may also affect the value of equities that service the real estate sector. (International Real Estate Fund, Real Estate Fund, Real Estate Long/Short Fund, Select Income Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Real Estate Long/Short Fund)

Benchmark Definitions

BofA Merrill Lynch Preferred Index: The BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities.

FTSE EPRA/NAREIT Developed ex-US Index: The FTSE EPRA/NAREIT Developed ex-US Index is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies.

FTSE NAREIT Composite Index: The FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks.

FTSE NAREIT Equity REITs Index: The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market.

S&P Global Infrastructure Index: The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

One cannot invest directly in an index.

December 31, 2011	20

Investment Glossary

Glossary of Terms

30-day Current Net (“SEC”) Yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized. The 30-day yield unsubsidized is calculated in the absence of temporary expense waivers or reimbursements thus resulting in a lower yield.

Covered Calls is an options strategy where an investor holds a long position in an asset and then sells call options on that same asset in an attempt to generate increased income from the asset.

Dispersion is a statistics term that refers to the location of a set of values relative to a mean or average level.

Distribution Yield is a number that reflects actual distributions made to shareholders.

Double-Dip Recession refers to a recession followed by a short-lived recovery, followed by another recession.

European Sovereign Debt is the total amount owed to the holders of the sovereign bonds or bonds issued by a national government.

Federal Funds Rate is the interest rate at which a depository institution lends immediately available funds to another depository institution overnight.

Safe Haven is an investment that people transfer money into in times of turmoil and market uncertainty.

U.S. Treasury Note Index is an index based on the auctions of U.S. Treasury bills, or on the daily yield curve. It is commonly used in determining mortgage rates and as a performance benchmark for investors in the capital markets as it represents a rate of return that investors would be able to get from almost any bank, with minimal effort. Treasury indexes are proprietary and the calculations of treasury indexes and their components vary by the financial institution calculating the index.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2011. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2011 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

21	December 31, 2011

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

December 31, 2011	22

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD GLOBAL INFRASTRUCTURE FUND
Investor Class
Actual	$1,000.00	$864.50	1.74%	$8.18

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Institutional Class
Actual	$1,000.00	$866.40	1.33%	$6.26

Hypothetical	$1,000.00	$1,018.50	1.33%	$6.77
Class A
Actual	$1,000.00	$864.90	1.55%	$7.29

Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Class B
Actual	$1,000.00	$862.00	2.31%	$10.84

Hypothetical	$1,000.00	$1,013.56	2.31%	$11.72
Class C
Actual	$1,000.00	$862.20	2.31%	$10.84

Hypothetical	$1,000.00	$1,013.56	2.31%	$11.72
Class M
Actual	$1,000.00	$866.40	1.32%	$6.21

Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72

FORWARD INTERNATIONAL REAL ESTATE FUND
Investor Class
Actual	$1,000.00	$803.60	1.80%	$8.18

Hypothetical	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Class
Actual	$1,000.00	$805.50	1.40%	$6.37

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
Class A
Actual	$1,000.00	$803.90	1.65%	$7.50

Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39
Class C
Actual	$1,000.00	$801.10	2.40%	$10.90

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18
Class M
Actual	$1,000.00	$805.80	1.40%	$6.37

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12

23	December 31, 2011

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD REAL ESTATE FUND
Investor Class
Actual	$1,000.00	$952.90	1.70%	$8.37

Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64
Institutional Class
Actual	$1,000.00	$954.50	1.31%	$6.45

Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67
Class A
Actual	$1,000.00	$953.30	1.55%	$7.63

Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Class C
Actual	$1,000.00	$949.90	2.30%	$11.30

Hypothetical	$1,000.00	$1,013.61	2.30%	$11.67

FORWARD REAL ESTATE LONG/SHORT FUND
Investor Class
Actual	$1,000.00	$942.10	2.01%	$9.84

Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21
Institutional Class
Actual	$1,000.00	$944.00	1.53%	$7.50

Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78
Class A
Actual	$1,000.00	$942.50	1.77%	$8.67

Hypothetical	$1,000.00	$1,016.28	1.77%	$9.00
Class B
Actual	$1,000.00	$939.10	2.52%	$12.32

Hypothetical	$1,000.00	$1,012.50	2.52%	$12.78
Class C
Actual	$1,000.00	$938.60	2.52%	$12.31

Hypothetical	$1,000.00	$1,012.50	2.52%	$12.78
Class M
Actual	$1,000.00	$944.00	1.53%	$7.50

Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78

December 31, 2011	24

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD SELECT INCOME FUND
Investor Class(c)
Actual	$1,000.00	$1,032.80	1.67%	$3.02

Hypothetical	$1,000.00	$1,016.79	1.67%	$8.49
Institutional Class
Actual	$1,000.00	$979.70	1.21%	$6.04

Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16
Class A
Actual	$1,000.00	$978.40	1.46%	$7.28

Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
Class B
Actual	$1,000.00	$975.20	2.21%	$11.00

Hypothetical	$1,000.00	$1,014.06	2.21%	$11.22
Class C
Actual	$1,000.00	$974.80	2.21%	$11.00

Hypothetical	$1,000.00	$1,014.06	2.21%	$11.22
Class M
Actual	$1,000.00	$980.10	1.22%	$6.09

Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) The Forward Select Income Fund began offering Investor Class shares on October 26, 2011.

25	December 31, 2011

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

COMMON STOCKS: 94.17%
Australia: 5.64%

675,000	BlueScope Steel, Ltd.	$279,607

670,798	Sydney Airport	1,825,002

641,846	Transurban Group	3,689,412

37,500	UGL, Ltd.	456,424

		6,250,445

Brazil: 7.34%

82,500	BM&F BOVESPA SA	433,454

344,000	Companhia de Concessoes Rodoviarias	2,253,682

45,000	Companhia de Saneamento de Minas Gerais	805,790

175,000	Companhia Energetica de Minas Gerais, Sponsored ADR	3,113,249

130,000	Ecorodovias Infraestrutura e Logistica SA	972,256

25,000	EDP - Energias do Brasil SA	556,226

		8,134,657

Canada: 3.40%

40,000	Enbridge, Inc.	1,495,558

52,000	TransCanada Corp.	2,272,943

		3,768,501

Chile: 0.72%

45,000	Enersis SA, Sponsored ADR	793,350

China: 6.29%

1,175,000	Anhui Expressway Co., Ltd., Class H	689,877

40,000	China Mobile, Ltd.	390,905

300,000	CSR Corp., Ltd., Class H	171,504

1,750,000	Dalian Port (PDA) Co., Ltd.	425,862

350,000	ENN Energy Holdings, Ltd.	1,122,113

1,300,000	Jiangsu Expressway Co., Ltd.	1,196,791

3,724,000	Shenzhen Expressway Co., Ltd., Class H	1,572,724

2,833,000	Sichuan Expressway Co., Ltd.	1,138,073

401,000	Zhejiang Expressway Co., Ltd.	260,222

		6,968,071

France: 7.64%

18,000	Aeroports de Paris	1,234,712

60,000	GDF Suez	1,640,070

152,500	Groupe Eurotunnel SA	1,038,180

91,865	Suez Environnement Co.	$1,058,293

80,000	Vinci SA	3,495,503

		8,466,758

Germany: 4.55%

75,000	E.ON AG	1,618,132

37,000	Fraport AG Frankfurt Airport Services Worldwide	1,819,712

11,500	Siemens AG	1,100,511

5,300	Siemens AG, ADR	506,733

		5,045,088

Hong Kong: 7.51%

632,832	China Merchants Holdings International Co., Ltd.	1,837,402

2,260,000	China Water Affairs Group, Ltd.	628,538

1,524,000	COSCO Pacific, Ltd.	1,779,759

874,000	First Pacific Co., Ltd.	909,268

2,500,000	Guangdong Investment, Ltd.	1,516,107

1,222,159	Noble Group, Ltd.	1,064,754

1,332,000	Yuexiu Transport Infrastructure, Ltd.	583,112

		8,318,940

Indonesia: 1.06%

3,525,000	PT AKR Corporindo Tbk	1,175,972

Italy: 4.53%

225,000	Atlantia SpA	3,602,214

132,500	Danieli & C. Officine Meccaniche SpA	1,413,916

		5,016,130

Japan: 7.17%

170,000	Hitachi, Ltd.	892,296

350	INPEX Corp.	2,205,404

137,000	Kamigumi Co., Ltd.	1,181,863

27,900	Komatsu, Ltd.	652,100

15,500	Kurita Water Industries, Ltd.	402,754

70,000	Mitsui & Co., Ltd.	1,088,606

35,000	West Japan Railway Co.	1,521,047

		7,944,070

December 31, 2011	26	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)
Mexico: 0.63%

12,500	Grupo Aeroportuario del Sureste SAB de CV, ADR	$699,250

Netherlands: 3.13%

18,500	Chicago Bridge & Iron Co., NV	699,300

38,461	Koninklijke Vopak NV	2,032,188

35,733	SBM Offshore NV	736,258

		3,467,746

Russia: 0.13%

10,000	Mobile Telesystems, Sponsored ADR	146,800

Singapore: 3.70%

2,000,000	CSE Global, Ltd.	1,156,470

791,000	Hutchison Port Holdings Trust	490,420

178,420	Keppel Corp., Ltd.	1,279,293

375,000	SembCorp Industries, Ltd.	1,170,926

		4,097,109

South Korea: 1.09%

48,000	JNK Heaters Co., Ltd.(a)	763,915

2,500	Samsung Engineering Co., Ltd.(a)	439,767

		1,203,682

Spain: 0.87%

60,000	Abertis Infraestructuras SA	958,261

Switzerland: 3.89%

125,000	ABB, Ltd.(a)	2,352,816

1,900	Flughafen Zuerich AG	659,427

7,500	Foster Wheeler AG(a)	143,550

30,000	Transocean, Ltd.	1,151,700

		4,307,493

United Kingdom: 5.60%

375,000	Centrica Plc	1,684,798

40,000	Ensco Plc, Sponsored ADR	1,876,799

232,287	International Power Plc	1,216,412

71,254	Scottish & Southern Energy Plc	1,428,577

		6,206,586

United States: 19.28%

42,500	AECOM Technology Corp.(a)	874,225

100,000	AES Corp.(a)	$1,184,000

18,000	American Tower Corp., Class A	1,080,180

12,000	CF Industries Holdings, Inc.	1,739,760

27,500	Eaton Corp.	1,197,075

35,000	Freeport-McMoRan Copper & Gold, Inc.	1,287,650

175,000	McDermott International, Inc.(a)	2,014,250

8,500	National Oilwell Varco, Inc.	577,915

4,500	Oil States International, Inc.(a)	343,665

16,500	Reliance Steel & Aluminum Co.	803,385

16,000	SBA Communications Corp., Class A(a)	687,360

17,000	Schnitzer Steel Industries, Inc., Class A	718,760

53,000	Spectra Energy Corp.	1,629,750

12,500	Titan International, Inc.	243,250

37,000	Titan Machinery, Inc.(a)	804,010

187,000	Williams Cos., Inc.	6,174,739

		21,359,974

	Total Common Stocks (Cost $103,182,225)	104,328,883

PREFERRED STOCKS: 0.96%
Brazil: 0.96%

51,000	Cia Paranaense de Energia, Preferred Shares, Series B	1,063,611

	Total Preferred Stocks (Cost $1,070,374)	1,063,611

Par Value		Currency

SHORT-TERM BANK DEBT INSTRUMENTS: 4.24%

8,852	Brown Brothers Harriman & Co.-Grand Cayman 0.030%, due 01/03/12	SGD	6,825

352,676	0.030%, due 01/03/12	CHF	375,467

263,230	0.030%, due 01/03/12	CAD	258,386

224,427	JPMorgan Chase-New York 0.030%, due 01/03/12	HKD	28,896

6,121,842	0.030%, due 01/03/12	JPY	79,535

20,405	0.030%, due 01/03/12	GBP	31,689

See Notes to Financial Statements	27	December 31, 2011

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Par Value		Currency	Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS (continued): 4.24%

809,695	0.030%, due 01/03/12	AUD	$828,154

543,253	0.030%, due 01/03/12	EUR	703,103

2,379,612	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/12	USD	2,379,612

	Total Short-Term Bank Debt Instruments
	(Cost $4,714,099)		4,691,667

	Total Investments: 99.37% (Cost $108,966,698)		110,084,161

	Net Other Assets and Liabilities: 0.63%		698,594

	Net Assets: 100.00%		$110,782,755

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

SGD — Singapore Dollar

USD — U.S. Dollar

December 31, 2011	28	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)

COMMON STOCKS: 96.05%
Australia: 16.69%

29,194	Abacus Property Group	$56,733

44,377	ALE Property Group	89,870

53,330	Carindale Property Trust	214,911

391	CFS Retail Property Trust	674

120,000	Charter Hall Retail REIT	392,754

596,273	FKP Property Group	292,736

300,000	Goodman Group	174,898

150,000	Mirvac Group	181,035

870,000	Thakral Holdings Group	480,511

5,343,226	Tishman Speyer Office Fund(a)	2,787,171

6,644	Westfield Group	53,073

295,000	Westfield Retail Trust	751,296

		5,475,662

Canada: 0.25%

20,000	InnVest REIT	81,080

Finland: 0.20%

22,266	Citycon Oyj	66,569

France: 4.36%

25,000	Klepierre	713,130

4,000	Unibail-Rodamco SE	719,084

		1,432,214

Germany: 1.89%

27,000	Alstria Office REIT AG	321,351

52,931	Prime Office REIT AG(a)	297,795

		619,146

Hong Kong: 34.79%

2,292,000	Asia Standard International Group, Ltd.	354,132

140,440,000	CSI Properties, Ltd.	4,068,576

60,000	Great Eagle Holdings, Ltd.	117,735

160,000	Hongkong Land Holdings, Ltd.	726,400

298,000	Hysan Development Co., Ltd.	978,420

50,000	Kerry Properties, Ltd.	165,452

1,330,000	Kosmopolito Hotels International, Ltd.	203,783

50,000	Shangri-La Asia, Ltd.	86,267
Shares		Value (Note 2)

2,268,000	Soundwill Holdings, Ltd.	$2,540,571

614,000	Tai Cheung Holdings, Ltd.	375,518

227,000	Wharf Holdings, Ltd.	1,025,893

1,812,000	Wing Tai Properties, Ltd.	571,602

102,000	Winsor Properties Holdings, Ltd.	200,937

		11,415,286

Japan: 21.77%

132,229	Astro Japan Property Group	284,011

113,300	DAIBIRU Corp.	712,449

136	Daiwa Office Investment Corp.	288,362

100	Daiwahouse Residential Investment Corp.	621,021

80	Japan Real Estate Investment Corp.	623,620

640	Kenedix Realty Investment Corp.	1,862,544

10,000	Mitsubishi Estate Co., Ltd.	149,409

56,800	Mitsui Fudosan Co., Ltd.	827,980

40	Nippon Accommodations Fund, Inc.	269,196

30	Nippon Building Fund, Inc.	245,550

30	Nomura Real Estate Office Fund, Inc.	154,151

120	Nomura Real Estate Residential Fund, Inc.	516,825

90	ORIX JREIT, Inc.	371,248

30	Starts Proceed Investment Co.	39,444

10,000	Sumitomo Realty & Development Co., Ltd.	175,133

		7,140,943

Malaysia: 0.76%

725,000	Quill Capita Trust	248,147

Netherlands: 2.17%

15,183	Corio NV	660,357

1,655	Eurocommercial Properties NV	52,543

		712,900

Norway: 0.63%

168,342	Norwegian Property ASA	207,161

See Notes to Financial Statements	29	December 31, 2011

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)

Singapore: 2.38%

145,900	CapitaCommercial Trust	$118,672

300,000	CapitaMall Trust	393,200

100,000	CapitaMalls Asia, Ltd.	87,121

106,000	Keppel Land, Ltd.	181,427

		780,420

Turkey: 0.00%(b)

3	Is Gayrimenkul Yatirim Ortakligi AS	1

United Kingdom: 10.16%

20,956	British Land Co., Plc	150,518

16,100	Derwent London Plc	390,048

78,800	Great Portland Estates Plc	395,273

193,000	Hammerson Plc	1,079,016

50,809	Land Securities Group Plc	501,446

100,760	Segro Plc	326,259

4,960	Shaftesbury Plc	35,987

68,054	Songbird Estates Plc(a)	121,540

30,000	Unite Group Plc	78,271

72,772	Workspace Group Plc	255,129

		3,333,487

	Total Common Stocks (Cost $36,269,800)	31,513,016

Principal Amount

CONVERTIBLE CORPORATE BONDS: 0.24%
Malaysia: 0.24%

$505,860	YTL Land & Development Bhd, Sr. Unsec. Bonds 3.000%, 10/31/21	78,193

	Total Convertible Corporate Bonds (Cost$82,026)	78,193

Par Value		Currency	Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.34%

69,741	Brown Brothers Harriman & Co.-Grand Cayman 0.030%, due 01/03/12	HKD	$8,980

101,380	0.030%, due 01/03/12	JPY	1,317

25	0.030%, due 01/03/12	AUD	25

2,534	0.030%, due 01/03/12	CAD	2,487

68,743	JPMorgan Chase-New York 0.030%, due 01/03/12	USD	68,743

18,850	0.030%, due 01/03/12	GBP	29,275

	Total Short-Term Bank Debt Instruments (Cost $110,717)		110,827

	Total Investments: 96.63% (Cost $36,462,543)		31,702,036

	Net Other Assets and Liabilities: 3.37%		1,105,938

	Net Assets: 100.00%		$32,807,974

(a) Non-income producing security.

(b) Less than 0.005%.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

REIT — Real Estate Investment Trust

Sr. — Senior

Unsec. — Unsecured

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

USD — U.S. Dollar

December 31, 2011	30	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Shares		Value (Note 2)

COMMON STOCKS: 95.34%
Real Estate Operating/Development: 2.30%

40,277	Forest City Enterprises, Inc., Class A(a)	$476,074

93,876	Thomas Properties Group, Inc.	312,606

		788,680

REITs-Apartments: 12.27%

11,300	American Campus Communities, Inc.	474,148

4,900	AvalonBay Communities, Inc.	639,940

4,600	BRE Properties, Inc.	232,208

6,633	Camden Property Trust	412,838

29,800	Equity Residential	1,699,494

5,600	Home Properties, Inc.	322,392

16,700	UDR, Inc.	419,170

		4,200,190

REITs-Diversified: 9.48%

32,000	Cousins Properties, Inc.	205,120

13,500	Digital Realty Trust, Inc.	900,045

11,726	Lexington Realty Trust	87,828

15,672	Vornado Realty Trust	1,204,549

6,779	Washington REIT	185,406

65,100	Winthrop Realty Trust	662,067

		3,245,015

REITs-Health Care: 16.12%

36,000	HCP, Inc.	1,491,481

24,600	Health Care REIT, Inc.	1,341,438

20,100	OMEGA Healthcare Investors, Inc.	388,935

43,200	Sabra Health Care REIT, Inc.	522,288

25,200	Senior Housing Properties Trust	565,488

21,835	Ventas, Inc.	1,203,764

		5,513,394

REITs-Hotels: 11.51%

30,339	Chatham Lodging Trust	327,054

17,400	Chesapeake Lodging Trust	269,004

44,444	DiamondRock Hospitality Co.	428,440

189,300	FelCor Lodging Trust, Inc.(a)	577,365

86,458	Host Hotels & Resorts, Inc.	1,276,985
Shares		Value (Note 2)

12,093	LaSalle Hotel Properties	$292,772

21,919	Summit Hotel Properties, Inc.	206,915

68,746	Sunstone Hotel Investors, Inc.(a)	560,280

		3,938,815

REITs-Office Property: 11.82%

3,692	Alexandria Real Estate Equities, Inc.	254,637

14,015	Boston Properties, Inc.	1,395,894

35,700	CommonWealth REIT	594,048

10,500	Douglas Emmett, Inc.	191,520

29,630	Hudson Pacific Properties, Inc.	419,561

11,300	Kilroy Realty Corp.	430,191

6,000	Mack-Cali Realty Corp.	160,140

8,999	SL Green Realty Corp.	599,693

		4,045,684

REITs-Regional Malls: 11.67%

23,005	General Growth Properties, Inc.	345,535

12,900	Macerich Co.	652,740

23,247	Simon Property Group, Inc.	2,997,468

		3,995,743

REITs-Shopping Centers: 9.35%

4,650	Acadia Realty Trust	93,651

64,000	Excel Trust, Inc.	768,000

6,546	Federal Realty Investment Trust	594,050

45,700	Kimco Realty Corp.	742,168

27,380	Retail Opportunity Investments Corp.	324,179

5,100	Tanger Factory Outlet Centers, Inc.	149,532

24,266	Weingarten Realty Investors, Inc.	529,484

		3,201,064

REITs-Storage: 3.53%

7,300	Public Storage, Inc.	981,558

5,300	Sovran Self Storage, Inc.	226,151

		1,207,709

REITs-Warehouse/Industrial: 7.29%

29,300	First Industrial Realty Trust, Inc.(a)	299,739

See Notes to Financial Statements	31	December 31, 2011

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Shares		Value (Note 2)
REITs-Warehouse/Industrial (continued): 7.29%

6,793	First Potomac Realty Trust	$88,649

51,405	ProLogis	1,469,669

55,700	STAG Industrial, Inc.	638,879

		2,496,936

	Total Common Stocks (Cost $23,635,842)	32,633,230

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 4.56%
$1,561,611	Wells Fargo Bank & Co. — San Francisco 0.030%, due 01/03/12	1,561,611

	Total Short-Term Bank Debt Instruments (Cost $1,561,611)	1,561,611

	Total Investments: 99.90% (Cost $25,197,453)	34,194,841

	Net Other Assets and Liabilities: 0.10%	33,215

	Net Assets: 100.00%	$34,228,056

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

REIT — Real Estate Investment Trust

December 31, 2011	32	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

COMMON STOCKS: 97.63%
Hotels & Motels: 0.18%

75,000	Overseas Union Enterprise, Ltd.	$121,429

Real Estate Operating/Development: 6.06%

82,030	Forest City Enterprises, Inc., Class A(a)(b)	969,595

81,000	Global Logistic Properties, Ltd.(b)	109,599

102,000	Great Eagle Holdings, Ltd.	200,149

75,000	Hysan Development Co., Ltd.	246,247

5,200	Jones Lang LaSalle, Inc.	318,552

226,000	Soundwill Holdings, Ltd.	253,161

51,000	Sun Hung Kai Properties, Ltd.	639,257

16,000	Terreno Realty Corp.	242,240

307,520	Thomas Properties Group, Inc.	1,024,041

		4,002,841

REITs-Apartments: 9.28%

7,900	AvalonBay Communities, Inc.(a)	1,031,740

17,800	Camden Property Trust(a)	1,107,872

30,900	Equity Residential(a)	1,762,227

5,000	Essex Property Trust, Inc.(a)	702,550

15,000	Home Properties, Inc.(a)	863,550

26,408	UDR, Inc.(a)	662,841

		6,130,780

REITs-Diversified: 9.85%

16,000	Astro Japan Property Group	34,366

56,800	Cousins Properties, Inc.	364,088

23,600	Digital Realty Trust, Inc.(a)	1,573,412

120	Kenedix Realty Investment Corp.	349,227

24,474	Lexington Realty Trust	183,310

32,237	Vornado Realty Trust(a)	2,477,737

149,632	Winthrop Realty Trust(a)	1,521,757

		6,503,897

REITs-Health Care: 12.06%

72,400	HCP, Inc.(a)	2,999,532

26,600	Health Care REIT, Inc.(a)	1,450,498

37,700	OMEGA Healthcare Investors, Inc.(a)	729,495

59,378	Sabra Health Care REIT, Inc.	717,880

16,800	Senior Housing Properties Trust(a)	$376,992

30,664	Ventas, Inc.(a)	1,690,506

		7,964,903

REITs-Hotels: 12.77%

67,168	Chatham Lodging Trust(a)	724,071

41,300	Chesapeake Lodging Trust	638,498

102,256	DiamondRock Hospitality Co.(a)	985,748

456,500	FelCor Lodging Trust, Inc.(a)(b)	1,392,325

142,315	Host Hotels & Resorts, Inc.(a)	2,101,992

27,007	LaSalle Hotel Properties(a)	653,839

89,000	Strategic Hotels & Resorts, Inc.(b)	477,930

46,748	Summit Hotel Properties, Inc.	441,301

125,054	Sunstone Hotel Investors, Inc.(a)(b)	1,019,190

		8,434,894

REITs-Mortgage: 2.11%

204,582	iStar Financial, Inc.(b)	1,082,238

66,166	RAIT Financial Trust	314,289

		1,396,527

REITs-Office Property: 14.16%

12,858	Alexandria Real Estate Equities, Inc.(a)	886,816

29,030	Boston Properties, Inc.(a)	2,891,387

25,800	Brandywine Realty Trust(a)	245,100

36,100	CommonWealth REIT(a)	600,704

20,000	Douglas Emmett, Inc.(a)	364,800

40,000	Government Properties Income Trust	902,000

60,885	Hudson Pacific Properties, Inc.	862,132

25,900	Kilroy Realty Corp.(a)	986,013

13,600	Mack-Cali Realty Corp.	362,984

18,801	SL Green Realty Corp.(a)	1,252,899

		9,354,835

REITs-Regional Malls: 11.29%

42,071	General Growth Properties, Inc.(a)	631,906

25,400	Macerich Co.(a)	1,285,240

42,947	Simon Property Group, Inc.(a)	5,537,587

		7,454,733

See Notes to Financial Statements	33	December 31, 2011

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)
REITs-Shopping Centers: 10.03%

10,750	Acadia Realty Trust	$216,505

134,908	Excel Trust, Inc.	1,618,896

13,989	Federal Realty Investment Trust(a)	1,269,502

76,200	Kimco Realty Corp.(a)	1,237,488

50,000	Ramco-Gershenson Properties Trust(a)	491,500

55,920	Retail Opportunity Investments Corp.	662,093

10,600	Tanger Factory Outlet Centers, Inc.(a)	310,792

102,700	Westfield Group	820,373

		6,627,149

REITs-Storage: 2.77%

13,600	Public Storage(a)	1,828,656

REITs-Warehouse/Industrial: 7.07%

68,500	First Industrial Realty Trust, Inc.(a)(b)	700,755

13,707	First Potomac Realty Trust	178,876

83,147	ProLogis, Inc.(a)	2,377,173

122,900	STAG Industrial, Inc.	1,409,663

		4,666,467

	Total Common Stocks (Cost $51,261,012)	64,487,111

EXCHANGE-TRADED FUNDS: 1.20%
Exchange-Traded Funds: 1.20%

21,500	ProShares UltraShort Real Estate ETF(b)	790,340

	Total Exchange-Traded Funds (Cost $913,359)	790,340

PREFERRED STOCKS: 18.99%
Real Estate Management/Services: 0.07%

7,000	Grubb & Ellis Co. 12.000%(c)(e)	47,250

REITs-Diversified: 3.56%

35,000	CapLease, Inc. Series A, 8.125%(a)	841,050

63,100	Lexington Realty Trust Series D, 7.550%(a)	1,508,721

		2,349,771

REITs-Hotels: 8.19%

80,700	Ashford Hospitality Trust, Inc. Series D, 8.450%(a)	1,881,923

Shares		Value (Note 2)

55,000	FelCor Lodging Trust, Inc. Series A,1.950%(a)	$1,222,100

52,900	Hersha Hospitality Trust Series A, 8.000%	1,286,528

43,300	Sunstone Hotel Investors, Inc. Series A, 8.000%(a)	1,018,849

		5,409,400

REITs-Mortgage: 0.67%

31,466	iStar Financial, Inc. Series G, 7.650%(a)	442,412

REITs-Regional Malls: 4.55%

50,000	CBL & Associates Properties, Inc. Series C, 7.750%(a)	1,244,500

25,330	Series D, 7.375%(a)	599,814

48,800	Glimcher Realty Trust Series G, 8.125%(a)	1,163,392

		3,007,706

REITs-Shopping Centers: 1.22%

35,000	Kite Realty Group Trust Series A, 8.250%(a)	806,750

REITs-Warehouse/Industrial: 0.73%

22,271	First Industrial Realty Trust, Inc. Series J, 7.250%	480,831

	Total Preferred Stocks (Cost $10,244,290)	12,544,120

Contracts

PURCHASED OPTIONS: 0.00%(d)

41	RAIT Financial Trust , Expiration: January 2012 at $6.00 Call	103

	Total Purchased Options (Cost $346)	103

Principal Amount

CONVERTIBLE CORPORATE BONDS: 1.21%
REITs-Mortgage: 1.21%

$875,000	NorthStar Realty Finance LP 7.500%, 03/15/31(c)	798,438

	Total Convertible Corporate Bonds (Cost $876,879)	798,438

December 31, 2011	34	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Par Value		Currency	Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.17%

3,000	Brown Brothers Harriman & Co.-Grand Cayman 0.030%, due 01/03/12	SGD	2,313

150,303	0.030%, due 01/03/12	HKD	19,353

12,270	0.030%, due 01/03/12	AUD	12,549

79,002	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/12	USD	79,002

	Total Short-Term Bank Debt Instruments (Cost $113,101)		113,217

	Total Investments: 119.20% (Cost $63,408,987)		78,733,329

	Net Other Assets and Liabilities: (19.20)%		(12,682,262)

	Net Assets: 100.00%		$66,051,067

Shares

SCHEDULE OF SECURITIES SOLD SHORT
Common Stock

(10,000)	BRE Properties, Inc.	$(504,800)

(10,000)	CubeSmart	(106,400)

(15,000)	Family Dollar Stores, Inc.	(864,900)

(10,000)	Glimcher Realty Trust	(92,000)

(10,000)	Marriott International, Inc., Class A	(291,700)

(10,000)	Rayonier, Inc.	(446,300)

(5,000)	Realty Income Corp.	(174,800)

(10,000)	Weyerhaeuser Co.	(186,700)

(40,000)	Wyndham Worldwide Corp.	(1,513,200)

Exchange-Traded Funds

(10,000)	SPDR® S&P Homebuilders ETF	(171,000)

	Total Securities Sold Short (Proceeds $3,831,279)	$(4,351,800)

Contracts

SCHEDULE OF OPTIONS WRITTEN

(100)	Alexandria Real Estate Equities, Inc., Expires January 2012, Strike Price $75.00 Call	$(2,500)
Contracts		Value (Note 2)

SCHEDULE OF OPTIONS WRITTEN (continued)

(100)	Public Storage, Expires March 2012, Strike Price $145.00 Call	$(19,900)

(100)	Simon Property Group, Inc., Expires January 2012, Strike Price $130.00 Call	(27,700)

(100)	Simon Property Group, Inc., Expires January 2012, Strike Price $135.00 Call	(7,600)

(100)	Simon Property Group, Inc., Expires April 2012, Strike Price $145.00 Call	(14,700)

	Total Written Options (Proceeds $113,492)	$(72,400)

(a) Security, or portion of security, is being held as collateral for short sales, written option contracts or the letter of credit. At year end, the aggregate market value of those securities was $49,187,936, representing 74.47% of net assets.

(b) Non-income producing security.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At year end, the aggregate market value of those securities was $845,688, representing 1.28% of net assets.

(d) Less than 0.005%.

(e) Security in default pending the outcome of the bankruptcy filing. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

Investment Abbreviations:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depository Receipts

Currency Abbreviations:

AUD — Australian Dollar

HKD — Hong Kong Dollar

SGD — Singapore Dollar

USD — U.S. Dollar

See Notes to Financial Statements	35	December 31, 2011

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

COMMON STOCKS: 9.92%
Medical-Nursing Homes: 0.07%

220,000	Sun Healthcare Group, Inc.(a)	$853,600

REITs-Diversified: 0.57%

690,000	Winthrop Realty Trust(b)	7,017,300

REITs-Health Care: 2.80%

535,000	Healthcare Realty Trust, Inc.(b)	9,945,650

250,000	OMEGA Healthcare Investors, Inc.(b)	4,837,500

1,650,001	Sabra Health Care REIT, Inc.(b)	19,948,512

		34,731,662

REITs-Hotels: 2.19%

825,000	Chatham Lodging Trust(b)	8,893,500

600,000	RLJ Lodging Trust(b)	10,098,000

850,000	Summit Hotel Properties, Inc.(b)	8,024,000

		27,015,500

REITs-Office Property: 1.72%

1,150,000	CommonWealth REIT(b)	19,136,000

100,004	Corporate Office Properties Trust	2,126,085

		21,262,085

REITs-Shopping Centers: 1.36%

1,045,000	Excel Trust, Inc.(b)	12,540,000

435,000	Ramco-Gershenson Properties Trust(b)	4,276,050

		16,816,050

REITs-Warehouse/Industrial: 1.21%

1,300,000	STAG Industrial, Inc.(b)	14,911,000

	Total Common Stocks (Cost $137,686,070)	122,607,197

CONVERTIBLE PREFERRED STOCKS: 2.12%
REITs-Hotels: 2.12%

1,177,888	FelCor Lodging Trust, Inc. Series A, 1.950%(b)	26,172,671

	Total Convertible Preferred Stocks (Cost $26,327,614)	26,172,671

PREFERRED STOCKS: 99.38%
Real Estate Management/Services: 0.12%

221,146	Grubb & Ellis Co. 12.000%(b)(c)(e)	1,492,736

Real Estate Operating/Development: 1.33%

724,723	Forest City Enterprises, Inc. 7.375%(b)	$16,407,729

REITs-Apartments: 7.56%

150,000	Apartment Investment & Management Co. Series T, 8.000%(b)	3,793,500

1,889,913	Series U, 7.750%(b)	47,361,220

202,308	Series Y, 7.875%(b)	5,094,115

361,200	Equity Residential Series K, 8.290%(b)	24,110,100

277,795	Essex Property Trust, Inc. Series H, 7.125%(b)	7,111,552

230,000	UMH Properties, Inc. Series A, 8.250%(b)	5,932,850

		93,403,337

REITs-Banks: 0.83%

400,000	First Niagara Financial Group, Inc. Series B, 8.625%	10,260,000

REITs-Diversified: 14.36%

698,000	CapLease, Inc. Series A, 8.125%(b)	16,772,940

14,400	Cousins Properties, Inc. Series A, 7.750%	347,040

332,989	Series B, 7.500%(b)	8,051,674

455,300	Duke Realty Corp. Series L, 6.600%(b)	11,136,638

847,000	DuPont Fabros Technology, Inc. Series A, 7.875%(b)	21,268,170

220,000	Series B, 7.625%(b)	5,486,800

123,700	Entertainment Properties Trust Series C, 5.750%(b)	2,377,514

154,744	Series D, 7.375%(b)	3,857,768

644,101	Series E, 9.000%(b)	17,216,820

650,930	Lexington Realty Trust Series B, 8.050%(b)	16,208,157

303,428	Series C, 6.500%(b)	12,740,942

624,751	Series D, 7.550%(b)	14,937,796

529,300	PS Business Parks, Inc. Series P, 6.700%(b)	13,200,742

December 31, 2011	36	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Diversified (continued): 14.36%

194,616	Series R, 6.875%(b)	$5,161,216

693,327	Vornado Realty LP 7.875%(b)	19,052,626

375,000	Winthrop Realty Trust Series D, 9.250%	9,618,750

		177,435,593

REITs-Health Care: 3.71%

548,000	Cogdell Spencer, Inc. Series A, 8.500%(b)	13,864,400

55,038	HCP, Inc. Series E, 7.250%(b)	1,403,469

700,000	Series F, 7.100%(b)	17,871,000

7,450	Health Care REIT, Inc. Series D, 7.875%(b)	189,454

488,219	Series F, 7.625%(b)	12,571,639

		45,899,962

REITs-Hotels: 17.19%

210,600	Ashford Hospitality Trust, Inc. Series A, 8.550%(b)	5,109,156

1,402,300	Series D, 8.450%(b)	32,701,636

637,000	Series E, 9.000%(b)	15,510,950

641,300	Eagle Hospitality Properties Trust, Inc. Series A, 8.250%(a)(b)	1,034,096

1,252,783	FelCor Lodging Trust, Inc. Series C, 8.000%(b)	28,200,145

493,433	Hersha Hospitality Trust Series A, 8.000%(b)	12,000,291

622,200	Series B, 8.000%(b)	13,750,620

652,147	Hospitality Properties Trust Series C, 7.000%(b)	16,127,595

105,090	LaSalle Hotel Properties Series D, 7.500%(b)	2,545,805

550,900	Series E, 8.000%(b)	13,954,297

661,018	Series G, 7.250%(b)	15,864,432

120,000	Series H, 7.500%	2,936,400

344,200	Pebblebrook Hotel Trust Series A, 7.875%(b)	8,264,242
Shares		Value (Note 2)

120,000	Series B, 8.000%(b)	$2,737,200

1,319,097	Sunstone Hotel Investors, Inc. Series A, 8.000%(b)	31,038,352

472,500	Series D, 8.000%(b)	10,702,125

		212,477,342

REITs-Manufactured Homes: 0.82%

400,000	Equity Lifestyle Properties, Inc. Series A, 8.034%(b)	10,124,000

REITs-Mortgage: 4.66%

490,611	iStar Financial, Inc. Series D, 8.000%(b)	7,452,381

878,429	Series E, 7.875%(b)	12,702,083

354,666	Series F, 7.800%(b)	5,089,457

697,897	Series G, 7.650%(b)	9,812,432

516,552	Series I, 7.500%(b)	7,169,742

143,966	NorthStar Realty Finance Corp. Series A, 8.750%(b)	3,089,510

603,433	Series B, 8.250%(b)	12,297,965

		57,613,570

REITs-Office Property: 12.96%

100,909	Alexandria Real Estate Equities, Inc. Series C, 8.375%(b)	2,672,070

102,798	Series D, 7.000%(b)	2,466,124

151,251	BioMed Realty Trust, Inc. Series A, 7.375%(b)	3,846,313

274,150	Brandywine Realty Trust Series C, 7.500%(b)	6,815,369

123,053	Series D, 7.375%(b)	3,052,945

24,500	CommonWealth REIT 7.500%	517,685

300,000	Series C, 7.125%(b)	7,335,000

691,555	Series D, 6.500%(b)	14,031,651

255,000	Series E, 7.250%(b)	6,244,950

631,950	Corporate Office Properties Trust Series G, 8.000%(b)	15,985,175

15,300	Series H, 7.500%(b)	380,664

96,846	Series J, 7.625%(b)	2,396,939

See Notes to Financial Statements	37	December 31, 2011

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Office Property (continued): 12.96%

2,576	Highwoods Properties, Inc. Series A, 8.625%	$2,845,514

556,200	Hudson Pacific Properties, Inc. Series B, 8.375%(b)	14,427,828

355,000	Kilroy Realty Corp. Series E, 7.800%(b)	9,112,850

516,649	Series F, 7.500%(b)	12,911,059

965,500	Parkway Properties, Inc. Series D, 8.000%(b)	22,360,980

1,197,129	SL Green Realty Corp. Series C, 7.625%(b)	29,820,483

119,031	Series D, 7.875%(b)	3,019,816

		160,243,415

REITs-Regional Malls: 8.80%

310,330	CBL & Associates Properties, Inc. Series C, 7.750%(b)	7,724,114

1,738,779	Series D, 7.375%(b)	41,174,286

693,693	Glimcher Realty Trust Series F, 8.750%(b)	17,272,956

1,679,908	Series G, 8.125%(b)	40,049,007

100,966	Taubman Centers, Inc. Series H, 7.625%(b)	2,566,556

		108,786,919

REITs-Shopping Centers: 17.06%

754,323	Cedar Realty Trust, Inc. Series A, 8.875%(b)	17,930,258

850,000	DDR Corp. Series H, 7.375%(b)	20,612,500

561,028	Series I, 7.500%(b)	13,745,186

400,000	Excel Trust, Inc. Series A, 7.000%(b)(c)	9,650,000

280,000	Inland Real Estate Corp. Series A, 8.125%	7,000,000

885,975	Kimco Realty Corp. Series G, 7.750%(b)	22,813,856

205,000	Kite Realty Group Trust Series A, 8.250%(b)	4,725,250
Shares		Value (Note 2)

200,000	Ramco-Gershenson Properties Trust Series D, 7.250%(b)	$8,478,000

10,285	Regency Centers Corp. Series C, 7.450%(b)	260,930

226,374	Series D, 7.250%(b)	5,666,141

662,109	Saul Centers, Inc. Series A, 8.000%(b)	17,115,518

683,758	Series B, 9.000%(b)	18,687,106

91,673	Urstadt Biddle Properties, Inc. Series C, 8.500%(b)	9,575,245

481,400	Series D, 7.500%(b)	12,092,768

250,000	Weingarten Realty Investors Senior Notes, 8.100%(b)	6,000,000

1,450,000	Series F, 6.500%(b)	36,525,500

		210,878,258

REITs-Single Tenant: 0.19%

92,450	National Retail Properties, Inc. Series C, 7.375%(b)	2,348,230

REITs-Warehouse/Industrial: 9.79%

13,600	First Industrial Realty Trust, Inc. Series F, 6.236%	12,278,250

343,000	Series J, 7.250%	7,405,370

138,000	Series K, 7.250%	2,997,360

301,300	First Potomac Realty Trust Series A, 7.750%(b)	7,729,852

432,050	Monmouth Real Estate Investment Corp. Series A, 7.625%(b)	10,736,443

239,400	ProLogis, Inc. Series M, 6.750%(b)	5,769,540

323,069	Series O, 7.000%(b)	7,995,958

469,707	Series P, 6.850%(b)	11,427,971

446,380	Series Q, 8.540%(b)	24,397,479

435,165	Series R, 6.750%(b)	10,439,608

302,803	Series S, 6.750%(b)	7,200,655

255,000	STAG Industrial, Inc. Series A, 9.000%	6,387,750

December 31, 2011	38	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)
REITs-Warehouse/Industrial (continued): 9.79%

250,000	Summit Hotel Properties, Inc. Series A, 9.250%(b)	$6,187,500

		120,953,736

	Total Preferred Stocks (Cost $1,119,845,946)	1,228,324,827

Principal Amount

CORPORATE BONDS: 9.20%
Real Estate Management/Services: 1.25%

$14,980,000	BR Malls International Finance, Ltd., Gtd. Notes 8.500%, Perpetual Maturity(b)(c)(d)	15,504,300

Real Estate Operating/Development: 0.91%

7,143,000	Forest City Enterprises, Inc., Sr. Unsec. Notes 6.500%, 02/01/17(b)	6,714,420

4,585,000	7.625%, 06/01/15(b)	4,527,688

		11,242,108

REITs-Diversified: 1.85%

9,500,000	DuPont Fabros Technology LP, Gtd. Notes 8.500%, 12/15/17(b)	10,212,500

12,000,000	Entertainment Properties Trust, Gtd. Notes 7.750%, 07/15/20(b)	12,672,768

		22,885,268

REITs-Health Care: 0.80%

1,750,000	Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes 7.750%, 02/15/19(b)	1,723,750

5,000,000	Sabra Health/Capital Corp., Gtd. Notes 8.125%, 11/01/18(b)(c)	5,075,000

3,000,000	Senior Housing Properties Trust, Sr. Unsec. Notes 6.750%, 12/15/21	3,053,394

		9,852,144

REITs-Warehouse/Industrial: 2.04%

8,000,000	First Industrial LP, Sr. Unsec. Notes 5.950%, 05/05/17(b)	7,457,024

19,019,000	First Industrial LP, Sr. Unsec. Notes 7.600%, 07/15/28(b)	17,751,022

		25,208,046
Retail-Toy Store: 2.35%

$26,355,000	Toys R Us Property Co., I Llc, Gtd. Notes 10.750%, 07/15/17(b)	$28,957,556

	Total Corporate Bonds (Cost $108,762,169)	113,649,422

CONVERTIBLE CORPORATE BONDS: 1.26%
REITs-Mortgage: 1.26%

17,125,000	NorthStar Realty Finance LP 7.500%, 03/15/31(b)(c)	15,626,563

	Total Convertible Corporate Bonds (Cost $17,146,888)	15,626,563

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 3.31%

$40,892,950	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/12	40,892,950

	Total Short-Term Bank Debt Instruments (Cost $40,892,950)	40,892,950

	Total Investments: 125.19% (Cost $1,450,661,637)	1,547,273,630

	Net Other Assets and Liabilities: (25.19)%	(311,296,471)

	Net Assets: 100.00%	$1,235,977,159

(a) Non-income producing security.

(b) Securities or portion of securities are being held as collateral for the letters of credit. At period end, the aggregate market value of those securities was $1,162,233,798 representing 94.03% of net assets.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $47,348,599, representing 3.83% of net assets.

(d) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(e) Security in default pending the outcome of the bankruptcy filing. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Gtd.—Guaranteed

REIT—Real Estate Investment Trust

Sr.—Senior

Unsec.—Unsecured

See Notes to Financial Statements	39	December 31, 2011

Statement of Assets and Liabilities

	FORWARD GLOBAL INFRASTRUCTURE FUND	FORWARD INTERNATIONAL REAL ESTATE FUND	FORWARD REAL ESTATE FUND
ASSETS:
Investments, at value	$110,084,161	$31,702,036	$34,194,841
Foreign currency, at value (Cost $1,103,904, $4 and $0, respectively)	1,058,125	4	0
Receivable for investments sold	0	2,834,105	0
Receivable for shares sold	209,387	18,411	7,713
Interest and dividends receivable	314,757	207,014	121,904
Other assets	19,022	10,551	15,748

Total Assets	111,685,452	34,772,121	34,340,206

LIABILITIES:
Payable for investments purchased	439,978	1,800,694	0
Payable for shares redeemed	288,646	66,525	39,211
Payable to advisor	83,674	17,420	24,047
Payable for distribution and service fees	15,074	11,352	11,239
Payable to trustees	970	605	492
Payable for chief compliance officer fee	579	193	167
Payable to ReFlow (Note 2)	0	1,030	0
Accrued expenses and other liabilities	73,776	66,328	36,994

Total Liabilities	902,697	1,964,147	112,150

NET ASSETS	$110,782,755	$32,807,974	$34,228,056

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$186,317,456	$177,521,293	$31,534,308
Accumulated net investment income/(loss)	(125,726)	(492,108)	29,531
Accumulated net realized loss on investments and foreign currency transactions	(76,481,607)	(139,453,091)	(6,333,171)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	1,072,632	(4,768,120)	8,997,388

TOTAL NET ASSETS	$110,782,755	$32,807,974	$34,228,056

INVESTMENTS, AT COST	$108,966,698	$36,462,543	$25,197,453

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$18.68	$12.17	$12.71
Net Assets	$20,987	$30,197	$24,125,795
Shares of beneficial interest outstanding	1,123	2,482	1,898,802
Institutional Class:
Net Asset Value, offering and redemption price per share	$18.72	$12.13	$11.34
Net Assets	$72,690,675	$4,260,330	$764,424
Shares of beneficial interest outstanding	3,883,372	351,362	67,388

December 31, 2011	40	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD GLOBAL INFRASTRUCTURE FUND (continued)	FORWARD INTERNATIONAL REAL ESTATE FUND (continued)	FORWARD REAL ESTATE FUND (continued)
Class A:
Net Asset Value, offering and redemption price per share	$18.72	$12.17	$12.60
Net Assets	$27,247,817	$20,593,888	$7,159,424
Shares of beneficial interest outstanding	1,455,359	1,692,392	568,042
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.86	$12.91	$13.37
Class B:
Net Asset Value, offering and redemption price per share	$18.73	—	—
Net Assets	$2,203,184	—	—
Shares of beneficial interest outstanding	117,613	—	—
Class C:
Net Asset Value, offering and redemption price per share	$18.77	$12.20	$12.72
Net Assets	$8,396,892	$7,915,787	$2,178,413
Shares of beneficial interest outstanding	447,337	649,003	171,302
Class M:
Net Asset Value, offering and redemption price per share	$18.72	$12.12	—
Net Assets	$223,200	$7,772	—
Shares of beneficial interest outstanding	11,925	641	—

See Notes to Financial Statements	41	December 31, 2011

Statement of Assets and Liabilities

	FORWARD REAL ESTATE LONG/SHORT FUND	FORWARD SELECT INCOME FUND
ASSETS:
Investments, at value	$78,733,329	$1,547,273,630
Foreign currency, at value (Cost $36 and $0, respectively)	36	0
Deposit with broker for securities sold short and option contracts	5,436,837	103,227
Receivable for investments sold	0	6,953,949
Receivable for shares sold	130,632	2,855,622
Interest and dividends receivable	460,432	18,071,281
Other assets	34,243	79,363

Total Assets	84,795,509	1,575,337,072

LIABILITIES:
Securities sold short (Proceeds $3,831,279 and $0, respectively)	4,351,800	0
Options written, at value (Premiums received $113,492 and $0, respectively)	72,400	0
Payable on loan (Note 2)	13,931,743	336,698,082
Payable for interest due on loan (Note 2)	1,736	35,375
Payable for interest on short sales	5,428	0
Payable for shares redeemed	233,720	892,956
Payable to advisor	54,584	1,028,412
Payable for distribution and service fees	26,864	358,125
Payable to trustees	1,089	15,962
Payable for chief compliance officer fee	331	5,814
Payable to ReFlow (Note 2)	1,623	0
Accrued expenses and other liabilities	63,124	325,187

Total Liabilities	18,744,442	339,359,913

NET ASSETS	$66,051,067	$1,235,977,159

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$240,128,637	$1,278,341,395
Accumulated net investment income/(loss)	(19,585)	(3,076)
Accumulated net realized loss on investments, securities sold short, option contracts and foreign currency transactions	(188,902,949)	(138,973,153)
Net unrealized appreciation on investments, securities sold short, option contracts and translation of assets and liabilities in foreign currencies	14,844,964	96,611,993

TOTAL NET ASSETS	$66,051,067	$1,235,977,159

INVESTMENTS, AT COST	$63,408,987	$1,450,661,637

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$22.48	$22.01
Net Assets	$92,460	$282,690
Shares of beneficial interest outstanding	4,113	12,842
Institutional Class:
Net Asset Value, offering and redemption price per share	$23.10	$22.00
Net Assets	$8,692,181	$362,893,957
Shares of beneficial interest outstanding	376,211	16,494,312

December 31, 2011	42	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD REAL ESTATE LONG/SHORT FUND (continued)	FORWARD SELECT INCOME FUND (continued)
Class A:
Net Asset Value, offering and redemption price per share	$22.50	$22.03
Net Assets	$33,601,087	$591,166,545
Shares of beneficial interest outstanding	1,493,634	26,835,563
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$23.87	$23.37
Class B:
Net Asset Value, offering and redemption price per share	$22.37	$21.83
Net Assets	$4,383,620	$16,164,518
Shares of beneficial interest outstanding	195,918	740,585
Class C:
Net Asset Value, offering and redemption price per share	$22.34	$21.66
Net Assets	$19,272,399	$262,309,597
Shares of beneficial interest outstanding	862,777	12,109,682
Class M:
Net Asset Value, offering and redemption price per share	$23.10	$22.00
Net Assets	$9,320	$3,159,852
Shares of beneficial interest outstanding	403	143,645

See Notes to Financial Statements	43	December 31, 2011

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD GLOBAL INFRASTRUCTURE FUND	FORWARD INTERNATIONAL REAL ESTATE FUND	FORWARD REAL ESTATE FUND
INVESTMENT INCOME:
Interest	$7,720	$3,480	$228
Dividends	3,805,632	1,673,814	899,373
Foreign taxes withheld	(309,923)	(85,341)	0

Total Investment Income	3,503,429	1,591,953	899,601

EXPENSES:
Investment advisory fee	944,993	412,490	314,813
Administration fee	76,431	47,871	27,938
Custodian fee	71,759	86,503	4,580
Legal and audit fee	40,996	25,022	29,400
Transfer agent fee	89,863	63,982	27,779
Trustees’ fees and expenses	9,489	3,902	3,455
Registration/filing fees	56,770	43,062	45,862
Reports to shareholder and printing fees	30,503	22,774	13,881
Distribution and service fees
Investor Class	37	61	103,828
Class A	105,798	67,253	19,794
Class B	27,815	4,565	—
Class C	104,558	103,737	24,331
Chief compliance officer fee	5,978	2,343	2,087
ReFlow fees (Note 2)	10,477	5,441	502
Other	9,935	5,077	4,438

Total expenses before waiver	1,585,402	894,083	622,688
Less fees waived/reimbursed by investment advisor (Note 3)	(1,442)	(141,487)	(12,607)

Total Net Expenses	1,583,960	752,596	610,081

NET INVESTMENT INCOME:	1,919,469	839,357	289,520

Net realized gain/(loss) on investments	5,725,171	(164,879)	4,346,269
Net realized gain/(loss) on foreign currency transactions	(1,063,644)	1,422,672	0
Net change in unrealized depreciation on investments	(14,834,793)	(8,477,145)	(3,418,496)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	(61,845)	(12,641)	0

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(10,235,111)	(7,231,993)	927,773

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,315,642)	$(6,392,636)	$1,217,293

December 31, 2011	44	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD REAL ESTATE LONG/SHORT FUND	FORWARD SELECT INCOME FUND
INVESTMENT INCOME:
Interest	$35,471	$12,935,223
Dividends	2,760,081	87,338,425
Foreign taxes withheld	(2,882)	(28,500)

Total Investment Income	2,792,670	100,245,148

EXPENSES:
Interest on loan	207,735	4,253,614
Dividend expense on short sales	123,036	—
Investment advisory fee	755,593	12,854,738
Administration fee	51,693	628,125
Custodian fee	14,295	46,141
Legal and audit fee	44,174	299,480
Transfer agent fee	90,970	773,511
Trustees’ fees and expenses	7,190	119,504
Registration/filing fees	52,430	120,901
Reports to shareholder and printing fees	33,745	219,377
Distribution and service fees
Investor Class	27	145
Class A	101,814	1,538,068
Class B	59,561	202,294
Class C	229,297	2,762,209
Chief compliance officer fee	4,259	72,373
ReFlow fees (Note 2)	16,422	87,889
Other	7,641	85,947

Total Expenses	1,799,882	24,064,316

NET INVESTMENT INCOME:	992,788	76,180,832

Net realized gain on investments	10,210,604	37,196,033
Net realized loss on securities sold short	(774,397)	0
Net realized gain/(loss) on option contracts	135,387	(46,773)
Net realized gain on foreign currency transactions	129,463	0
Net change in unrealized depreciation on investments	(11,156,159)	(83,943,905)
Net change in unrealized appreciation on securities sold short	736,228	0
Net change in unrealized appreciation on options contracts	24,994	0
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	(1,170)	0

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, SECURITIES SOLD SHORT, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	(695,050)	(46,794,645)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$297,738	$29,386,187

See Notes to Financial Statements	45	December 31, 2011

Statement of Changes in Net Assets

	FORWARD GLOBAL INFRASTRUCTURE FUND
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)
OPERATIONS:
Net investment income	$1,919,469	$2,122,946
Net realized gain/(loss) on investments	5,725,171	(10,961,657)
Net realized loss on foreign currency transactions	(1,063,644)	(3,823,170)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(14,896,638)	16,242,682

Net increase/(decrease) in net assets resulting from operations	(8,315,642)	3,580,801

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(217)	—
Institutional Class	(1,150,486)	(1,213,735)
Class A	(631,354)	(1,656,631)
Class B	(21,706)	(77,128)
Class C	(86,126)	(295,707)
Class M	(4,147)	(6,219)

Total distributions	(1,894,036)	(3,249,420)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	22,000	—
Issued to shareholders in reinvestment of distributions	217	—

Net increase from share transactions	22,217	—

Institutional Class
Proceeds from sale of shares	89,635,170	24,948,335
Issued to shareholders in reinvestment of distributions	1,141,641	1,149,866
Cost of shares redeemed	(48,632,465)	(55,230,734)

Net increase/(decrease) from share transactions	42,144,346	(29,132,533)

Class A
Proceeds from sale of shares	10,208,204	12,500,708
Issued to shareholders in reinvestment of distributions	557,625	1,488,344
Cost of shares redeemed	(31,534,829)	(37,949,289)

Net decrease from share transactions	(20,769,000)	(23,960,237)

Class B
Proceeds from sale of shares	—	47,055
Issued to shareholders in reinvestment of distributions	13,578	42,868
Cost of shares redeemed	(824,353)	(1,089,747)

Net decrease from share transactions	(810,775)	(999,824)

Class C
Proceeds from sale of shares	547,277	917,880
Issued to shareholders in reinvestment of distributions	73,176	245,723
Cost of shares redeemed	(3,185,950)	(4,853,108)

Net decrease from share transactions	(2,565,497)	(3,689,505)

Class M
Proceeds from sale of shares	97,520	241,623
Issued to shareholders in reinvestment of distributions	4,147	6,219
Cost of shares redeemed	(27,381)	(87,416)

Net increase from share transactions	74,286	160,426

Net increase/(decrease) in net assets	$7,885,899	$(57,290,292)

NET ASSETS:
Beginning of period	102,896,856	160,187,148

End of period (including accumulated net investment income/(loss) of $(125,726) and $42,850, respectively)	$110,782,755	$102,896,856

December 31, 2011	46	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GLOBAL INFRASTRUCTURE FUND (continued)
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,112	—
Distributions reinvested	11	—

Net increase in shares outstanding	1,123	—

Institutional Class
Sold	4,381,601	1,328,848
Distributions reinvested	56,400	64,302
Redeemed	(2,390,357)	(3,040,431)

Net increase/(decrease) in shares outstanding	2,047,644	(1,647,281)

Class A
Sold	510,284	665,848
Distributions reinvested	26,716	83,973
Redeemed	(1,578,744)	(2,045,680)

Net decrease in shares outstanding	(1,041,744)	(1,295,859)

Class B
Sold	—	2,456
Distributions reinvested	623	2,409
Redeemed	(40,031)	(61,674)

Net decrease in shares outstanding	(39,408)	(56,809)

Class C
Sold	25,994	48,997
Distributions reinvested	3,437	13,868
Redeemed	(157,719)	(262,231)

Net decrease in shares outstanding	(128,288)	(199,366)

Class M
Sold	4,841	13,116
Distributions reinvested	204	352
Redeemed	(1,386)	(5,202)

Net increase in shares outstanding	3,659	8,266

(a) The Forward Global Infrastructure Fund began offering Investor Class shares on May 2, 2011.

(b) The Forward Global Infrastructure Fund began offering Class M shares on February 1, 2010.

See Notes to Financial Statements	47	December 31, 2011

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL REAL ESTATE FUND
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$839,357	$1,118,890
Net realized gain/(loss) on investments	(164,879)	7,388,445
Net realized gain on foreign currency transactions	1,422,672	1,244,760
Net change in unrealized depreciation on investments and foreign currency translations	(8,489,786)	(2,869,430)

Net increase/(decrease) in net assets resulting from operations	(6,392,636)	6,882,665

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(2,694)	—
Institutional Class	(433,867)	(367,485)
Class A	(2,518,340)	(3,799,003)
Class B	—	(193,269)
Class C	(881,478)	(1,343,168)
Class M	(914)	—

Total distributions	(3,837,293)	(5,702,925)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	42,022	—
Issued to shareholders in reinvestment of distributions	2,694	—
Cost of shares redeemed	(7,826)	—

Net increase from share transactions	36,890	—

Institutional Class
Proceeds from sale of shares	6,928,744	6,372,964
Issued to shareholders in reinvestment of distributions	368,137	302,492
Cost of shares redeemed	(5,152,753)	(7,097,495)

Net increase/(decrease) from share transactions	2,144,128	(422,039)

Class A
Proceeds from sale of shares	4,175,148	2,734,769
Issued to shareholders in reinvestment of distributions	2,266,840	3,275,458
Cost of shares redeemed	(8,094,273)	(15,797,817)

Net decrease from share transactions	(1,652,285)	(9,787,590)

Class B
Proceeds from sale of shares	28,064	5,622
Issued to shareholders in reinvestment of distributions	—	143,581
Cost of shares redeemed	(1,701,281)	(612,052)

Net decrease from share transactions	(1,673,217)	(462,849)

Class C
Proceeds from sale of shares	1,449,566	1,200,523
Issued to shareholders in reinvestment of distributions	811,710	1,198,949
Cost of shares redeemed	(3,338,839)	(3,158,183)

Net decrease from share transactions	(1,077,563)	(758,711)

Class M
Proceeds from sale of shares	10,004	—
Issued to shareholders in reinvestment of distributions	914	—

Net increase from share transactions	10,918	—

Net decrease in net assets	$(12,441,058)	$(10,251,449)

NET ASSETS:
Beginning of period	45,249,032	55,500,481

End of period (including accumulated net investment loss of $(492,108) and $(1,490,770), respectively)	$32,807,974	$45,249,032

December 31, 2011	48	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL REAL ESTATE FUND (continued)
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,849	—
Distributions reinvested	218	—
Redeemed	(585)	—

Net increase in shares outstanding	2,482	—

Institutional Class
Sold	469,667	417,312
Distributions reinvested	28,922	20,709
Redeemed	(346,804)	(466,161)

Net increase/(decrease) in shares outstanding	151,785	(28,140)

Class A
Sold	257,713	176,534
Distributions reinvested	172,906	222,724
Redeemed	(546,532)	(1,044,658)

Net decrease in shares outstanding	(115,913)	(645,400)

Class B
Sold	1,701	334
Distributions reinvested	—	9,712
Redeemed	(99,066)	(40,107)

Net decrease in shares outstanding	(97,365)	(30,061)

Class C
Sold	91,991	77,816
Distributions reinvested	62,199	81,107
Redeemed	(220,441)	(205,362)

Net decrease in shares outstanding	(66,251)	(46,439)

Class M
Sold	571	—
Distributions reinvested	70	—

Net increase in shares outstanding	641	—

(a) The Forward International Real Estate Fund began offering Investor Class and Class M shares on May 2, 2011.

See Notes to Financial Statements	49	December 31, 2011

Statement of Changes in Net Assets

	FORWARD REAL ESTATE FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$289,520	$522,135
Net realized gain on investments	4,346,269	3,684,395
Net change in unrealized appreciation/(depreciation) on investments	(3,418,496)	3,883,115

Net increase in net assets resulting from operations	1,217,293	8,089,645

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(185,037)	(483,899)
Institutional Class	(8,836)	(16,834)
Class A	(66,759)	(184,768)
Class C	(5,106)	(36,832)

Total distributions	(265,738)	(722,333)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	6,024,353	5,171,733
Issued to shareholders in reinvestment of distributions	180,827	476,203
Cost of shares redeemed	(8,422,796)	(6,998,618)

Net decrease from share transactions	(2,217,616)	(1,350,682)

Institutional Class
Proceeds from sale of shares	66,732	3,532
Issued to shareholders in reinvestment of distributions	8,655	16,442
Cost of shares redeemed	(11,595)	(51,427)

Net increase/(decrease) from share transactions	63,792	(31,453)

Class A
Proceeds from sale of shares	298,498	147,976
Issued to shareholders in reinvestment of distributions	54,538	147,255
Cost of shares redeemed	(2,013,609)	(2,543,047)

Net decrease from share transactions	(1,660,573)	(2,247,816)

Class C
Proceeds from sale of shares	125,256	53,579
Issued to shareholders in reinvestment of distributions	4,526	32,386
Cost of shares redeemed	(678,750)	(896,979)

Net decrease from share transactions	(548,968)	(811,014)

Net increase/(decrease) in net assets	$(3,411,810)	$2,926,347

NET ASSETS:
Beginning of period	37,639,866	34,713,519

End of period (including accumulated net investment income of $29,531 and $0, respectively)	$34,228,056	$37,639,866

December 31, 2011	50	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD REAL ESTATE FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	473,250	467,178
Distributions reinvested	14,366	41,200
Redeemed	(676,261)	(634,502)

Net decrease in shares outstanding	(188,645)	(126,124)

Institutional Class
Sold	5,939	350
Distributions reinvested	776	1,605
Redeemed	(1,078)	(5,156)

Net increase/(decrease) in shares outstanding	5,637	(3,201)

Class A
Sold	23,860	13,596
Distributions reinvested	4,382	12,943
Redeemed	(161,463)	(234,132)

Net decrease in shares outstanding	(133,221)	(207,593)

Class C
Sold	10,267	4,539
Distributions reinvested	351	2,744
Redeemed	(54,421)	(80,259)

Net decrease in shares outstanding	(43,803)	(72,976)

See Notes to Financial Statements	51	December 31, 2011

Statement of Changes in Net Assets

	FORWARD REAL ESTATE LONG/SHORT FUND
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$992,788	$2,810,698
Net realized gain on investments	10,210,604	9,254,153
Net realized loss on securities sold short	(774,397)	(186,302)
Net realized gain on option contracts	135,387	108,154
Net realized gain on foreign currency transactions	129,463	106,596
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, option contracts and foreign currency translations	(10,396,107)	10,206,157

Net increase in net assets resulting from operations	297,738	22,299,456

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(621)	—
Institutional Class	(170,436)	(166,177)
Class A	(855,877)	(2,325,369)
Class B	(81,904)	(330,914)
Class C	(330,715)	(1,029,584)
Class M	(171)	—

Total distributions	(1,439,724)	(3,852,044)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	94,631	—
Issued to shareholders in reinvestment of distributions	621	—
Cost of shares redeemed	(2,087)	—

Net increase from share transactions	93,165	—

Institutional Class
Proceeds from sale of shares	16,704,041	11,851,823
Issued to shareholders in reinvestment of distributions	128,619	148,744
Cost of shares redeemed	(11,342,289)	(10,919,036)

Net increase from share transactions	5,490,371	1,081,531

Class A
Proceeds from sale of shares	3,957,251	20,281,282
Issued to shareholders in reinvestment of distributions	652,307	1,828,578
Cost of shares redeemed	(18,638,662)	(20,245,953)

Net increase/(decrease) from share transactions	(14,029,104)	1,863,907

Class B
Proceeds from sale of shares	32,354	66,914
Issued to shareholders in reinvestment of distributions	66,732	259,092
Cost of shares redeemed	(3,376,874)	(3,303,605)

Net decrease from share transactions	(3,277,788)	(2,977,599)

Class C
Proceeds from sale of shares	1,226,619	1,144,527
Issued to shareholders in reinvestment of distributions	276,965	864,543
Cost of shares redeemed	(7,002,988)	(5,763,440)

Net decrease from share transactions	(5,499,404)	(3,754,370)

December 31, 2011	52	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD REAL ESTATE LONG/SHORT FUND (continued)
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
Class M
Proceeds from sale of shares	10,007	—
Issued to shareholders in reinvestment of distributions	171	—

Net increase from share transactions	10,178	—

Net increase/(decrease) in net assets	$(18,354,568)	$14,660,881

NET ASSETS:
Beginning of period	84,405,635	69,744,754

End of period (including accumulated net investment loss of $(19,585) and $(17,999), respectively)	$66,051,067	$84,405,635

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	4,183	—
Distributions reinvested	28	—
Redeemed	(98)	—

Net increase in shares outstanding	4,113	—

Institutional Class
Sold	724,240	547,739
Distributions reinvested	5,580	6,622
Redeemed	(493,962)	(495,498)

Net increase in shares outstanding	235,858	58,863

Class A
Sold	173,286	962,293
Distributions reinvested	28,990	84,286
Redeemed	(820,368)	(954,161)

Net increase/(decrease) in shares outstanding	(618,092)	92,418

Class B
Sold	1,480	3,105
Distributions reinvested	2,975	11,965
Redeemed	(150,166)	(161,454)

Net decrease in shares outstanding	(145,711)	(146,384)

Class C
Sold	52,975	53,662
Distributions reinvested	12,371	39,836
Redeemed	(312,111)	(281,919)

Net decrease in shares outstanding	(246,765)	(188,421)

Class M
Sold	396	—
Distributions reinvested	7	—

Net increase in shares outstanding	403	—

(a) The Forward Real Estate Long/Short Fund began offering Investor Class and Class M shares on May 2, 2011.

See Notes to Financial Statements	53	December 31, 2011

Statement of Changes in Net Assets

	FORWARD SELECT INCOME FUND
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)
OPERATIONS:
Net investment income	$76,180,832	$85,252,644
Net realized gain on investments	37,196,033	24,178,171
Net realized loss on option contracts	(46,773)	—
Net change in unrealized appreciation/(depreciation) on investments	(83,943,905)	129,963,331

Net increase in net assets resulting from operations	29,386,187	239,394,146

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(5,696)	—
Institutional Class	(32,229,138)	(23,124,279)
Class A	(51,247,109)	(52,459,824)
Class B	(1,483,432)	(2,279,492)
Class C	(21,514,810)	(21,029,951)
Class M	(226,969)	(62,677)

Total distributions	(106,707,154)	(98,956,223)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	294,621	—
Issued to shareholders in reinvestment of distributions	5,696	—
Cost of shares redeemed	(20,403)	—

Net increase from share transactions	279,914	—

Institutional Class
Proceeds from sale of shares	349,321,547	267,111,630
Issued to shareholders in reinvestment of distributions	27,660,972	19,892,700
Cost of shares redeemed	(309,319,561)	(136,165,304)

Net increase from share transactions	67,662,958	150,839,026

Class A
Proceeds from sale of shares	239,057,629	332,845,792
Issued to shareholders in reinvestment of distributions	37,147,134	37,769,497
Cost of shares redeemed	(291,534,466)	(244,014,654)

Net increase/(decrease) from share transactions	(15,329,703)	126,600,635

Class B
Proceeds from sale of shares	153,177	520,511
Issued to shareholders in reinvestment of distributions	864,174	1,266,031
Cost of shares redeemed	(9,339,637)	(10,142,738)

Net decrease from share transactions	(8,322,286)	(8,356,196)

Class C
Proceeds from sale of shares	44,514,078	59,795,295
Issued to shareholders in reinvestment of distributions	13,285,984	12,398,136
Cost of shares redeemed	(55,447,482)	(40,291,245)

Net increase from share transactions	2,352,580	31,902,186

Class M
Proceeds from sale of shares	2,441,427	2,192,830
Issued to shareholders in reinvestment of distributions	45,019	22,309
Cost of shares redeemed	(1,399,760)	(33,756)

Net increase from share transactions	1,086,686	2,181,383

Net increase/(decrease) in net assets	$(29,590,818)	$443,604,957

December 31, 2011	54	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SELECT INCOME FUND (continued)
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)
NET ASSETS:
Beginning of period	1,265,567,977	821,963,020

End of period (including accumulated net investment income/(loss) of $(3,076) and $0, respectively)	$1,235,977,159	$1,265,567,977

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	13,505	—
Distributions reinvested	260	—
Redeemed	(923)	—

Net increase in shares outstanding	12,842	—

Institutional Class
Sold	15,196,644	12,118,443
Distributions reinvested	1,223,319	891,502
Redeemed	(13,684,555)	(6,195,415)

Net increase in shares outstanding	2,735,408	6,814,530

Class A
Sold	10,390,727	15,097,990
Distributions reinvested	1,643,835	1,694,755
Redeemed	(12,823,158)	(11,147,546)

Net increase/(decrease) in shares outstanding	(788,596)	5,645,199

Class B
Sold	6,639	24,030
Distributions reinvested	38,549	57,580
Redeemed	(408,020)	(464,221)

Net decrease in shares outstanding	(362,832)	(382,611)

Class C
Sold	1,963,582	2,733,238
Distributions reinvested	598,659	565,377
Redeemed	(2,479,372)	(1,859,540)

Net increase in shares outstanding	82,869	1,439,075

Class M
Sold	107,377	95,687
Distributions reinvested	2,011	996
Redeemed	(60,960)	(1,466)

Net increase in shares outstanding	48,428	95,217

(a) The Forward Select Income Fund began offering Investor Class shares on October 26, 2011.

(b) The Forward Select Income Fund began offering Class M shares on February 1, 2010.

See Notes to Financial Statements	55	December 31, 2011

Statement of Cash Flows

For the Year Ended December 31, 2011

	FORWARD REAL ESTATE LONG/SHORT FUND	FORWARD SELECT INCOME FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$297,738	$29,386,187
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided/(used) in operating activities
Purchases of investment securities	(68,102,715)	(1,260,983,025)
Proceeds from sale of investment securities	85,267,387	1,124,047,450
Proceeds from securities sold short transactions	19,244,992	—
Purchases to cover securities sold short transactions	(22,533,206)	—
Premiums received from written options transactions	402,741	—
Premiums paid on closing written options transactions	(100,799)	—
Purchase of option contracts	(73,601)	(144,409)
Proceeds from sale of option contracts	93,382	97,629
Net proceeds (purchases) from short-term investment securities	(14,041)	12,288,698
Discount and premiums amortized	—	(557,561)
Net realized gain on investment securities	(10,210,604)	(37,196,033)
Net realized loss on securities sold short	774,397	—
Net realized (gain)/loss on option contracts	(135,387)	46,773
Net realized gain on foreign currency transactions	(129,463)	—
Net change in unrealized depreciation on investments, securities sold short, option contracts and translation of assets and liabilities in foreign currency	10,396,107	83,943,905
Changes in assets and liabilities:
Decrease/(Increase) in deposit with broker for securities sold short and option contracts	2,458,869	(103,227)
Decrease in receivable on investments sold	—	29,692,261
Decrease/(Increase) in interest and dividends receivable	210,982	(1,567,798)
Decrease in other assets	7,970	61,981
Increase in payable for interest payable	722	16,059
Increase in payable for short sale dividends	5,428	—
Decrease in payable for investments purchased	(919,729)	(17,289,022)
Decrease in payable for advisor	(15,716)	(29,518)
Decrease in payable for distribution and service fees	(10,510)	(29,109)
Increase in payable to trustees	1,060	15,532
Increase/(Decrease) in payable for chief compliance officer fee	(33)	457
Increase in payable for ReFlow fee (Note 2)	1,393	—
Increase in accrued expenses and other liabilities	6,039	64,177

Net cash provided/(used) in operating activities	16,923,403	(38,238,593)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by loan	1,430,144	98,652,786
Proceeds from sale of shares	22,464,155	635,468,544
Cost of shares redeemed	(40,550,630)	(668,184,562)
Cash distributions paid	(314,309)	(27,698,175)

Net cash provided/(used) by financing activities	(16,970,640)	38,238,593

NET CHANGE IN CASH FOR THE PERIOD	(47,237)	0

CASH, BEGINNING OF PERIOD	47,273	0

CASH, END OF PERIOD	$36	$0

Non-cash financing activities not included herein consist of reinvestment of distributions of $1,125,415 and $79,008,979, respectively.

Cash paid for interest during the period $207,013 and $4,237,555, respectively.

December 31, 2011	56	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Global Infrastructure Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$22.54
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.23
Net realized and unrealized loss on investments	(3.75)

Total from Investment Operations	(3.52)

LESS DISTRIBUTIONS:
From investment income	(0.34)

Total Distributions	(0.34)

NET DECREASE IN NET ASSET VALUE	(3.86)

NET ASSET VALUE, END OF PERIOD	$18.68

TOTAL RETURN	(15.74	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$21
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.83	%(d)
Operating expenses including reimbursement/waiver	1.72	%(d)
Operating expenses excluding reimbursement/waiver	1.73	%(d)(e)
PORTFOLIO TURNOVER RATE	88	%(f)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective July 1, 2011, the Advisor had not agreed to limit expenses.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	57	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.27		$19.39	$15.37	$27.11		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.43	(d)	0.44	0.45	0.47	(d)	0.24	(d)
Net realized and unrealized gain/(loss) on investments	(1.60)		1.11	4.08	(11.80)		2.06

Total from Investment Operations	(1.17)		1.55	4.53	(11.33)		2.30

LESS DISTRIBUTIONS:
From investment income	(0.38)		(0.67)	(0.51)	(0.39)		(0.12)
From capital gains	—		—	—	(0.04)		(0.07)
Tax return of capital	—		—	—	(0.00	)(e)	—

Total Distributions	(0.38)		(0.67)	(0.51)	(0.43)		(0.19)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	0.00 (e)	0.02		0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.55)		0.88	4.02	(11.74)		2.11

NET ASSET VALUE, END OF PERIOD	$18.72		$20.27	$19.39	$15.37		$27.11

TOTAL RETURN	(5.92)%		8.50%	29.84%	(42.05)%		9.20	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$72,691		$37,217	$67,523	$32,664		$18,870
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.12%		2.13%	2.63%	2.24%		1.78	%(g)
Operating expenses including reimbursement/waiver	1.29	%(h)	1.25%	1.24%	1.26%		1.24	%(g)
Operating expenses excluding reimbursement/waiver	1.29%		1.26%	1.32%	1.44%		1.56	%(g)
PORTFOLIO TURNOVER RATE	88%		85%	61%	123%		42	%(f)

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(c) From commencement of operations on June 29, 2007.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Effective July 1, 2011, the Advisor had not agreed to limit expenses.

December 31, 2011	58	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.28		$19.38	$15.35	$27.10		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.36	(c)	0.40	0.40	0.44	(c)	0.20	(c)
Net realized and unrealized gain/(loss) on investments	(1.60)		1.12	4.08	(11.82)		2.08

Total from Investment Operations	(1.24)		1.52	4.48	(11.38)		2.28

LESS DISTRIBUTIONS:
From investment income	(0.32)		(0.62)	(0.45)	(0.33)		(0.11)
From capital gains	—		—	—	(0.04)		(0.07)
Tax return of capital	—		—	—	(0.00	)(d)	—

Total Distributions	(0.32)		(0.62)	(0.45)	(0.37)		(0.18)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	0.00 (d)	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.56)		0.90	4.03	(11.75)		2.10

NET ASSET VALUE, END OF PERIOD	$18.72		$20.28	$19.38	$15.35		$27.10

TOTAL RETURN(e)	(6.24)%		8.29%	29.53%	(42.28)%		9.12	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$27,248		$50,631	$73,490	$62,918		$70,389
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.75%		1.85%	2.42%	1.99%		1.53	%(g)
Operating expenses including reimbursement/waiver	1.52	%(h)	1.50%	1.49%	1.51%		1.49	%(g)
Operating expenses excluding reimbursement/waiver	1.52%		1.51%	1.57%	1.69%		1.81	%(g)
PORTFOLIO TURNOVER RATE	88%		85%	61%	123%		42	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) From commencement of operations on June 29, 2007.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Effective July 1, 2011, the Advisor had not agreed to limit expenses.

See Notes to Financial Statements	59	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.28		$19.36	$15.30	$27.04		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.20	(c)	0.26	0.27	0.27	(c)	0.10	(c)
Net realized and unrealized gain/(loss) on investments	(1.59)		1.13	4.05	(11.78)		2.08

Total from Investment Operations	(1.39)		1.39	4.32	(11.51)		2.18

LESS DISTRIBUTIONS:
From investment income	(0.16)		(0.47)	(0.26)	(0.19)		(0.07)
From capital gains	—		—	—	(0.04)		(0.07)
Tax return of capital	—		—	—	(0.00	)(d)	—

Total Distributions	(0.16)		(0.47)	(0.26)	(0.23)		(0.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	0.00 (d)	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.55)		0.92	4.06	(11.74)		2.04

NET ASSET VALUE, END OF PERIOD	$18.73		$20.28	$19.36	$15.30		$27.04

TOTAL RETURN(e)	(6.93)%		7.50%	28.52%	(42.73)%		8.68	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,203		$3,184	$4,140	$3,708		$4,741
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.98%		1.17%	1.66%	1.24%		0.78	%(g)
Operating expenses including reimbursement/waiver	2.27	%(h)	2.25%	2.24%	2.26%		2.24	%(g)
Operating expenses excluding reimbursement/waiver	2.28%		2.26%	2.32%	2.44%		2.56	%(g)
PORTFOLIO TURNOVER RATE	88%		85%	61%	123%		42	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) From commencement of operations on June 29, 2007.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Effective July 1, 2011, the Advisor had not agreed to limit expenses.

December 31, 2011	60	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.32		$19.40	$15.32	$27.04		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.20	(c)	0.26	0.28	0.27	(c)	0.10	(c)
Net realized and unrealized gain/(loss) on investments	(1.58)		1.13	4.05	(11.78)		2.08

Total from Investment Operations	(1.38)		1.39	4.33	(11.51)		2.18

LESS DISTRIBUTIONS:
From investment income	(0.17)		(0.47)	(0.25)	(0.17)		(0.07)
From capital gains	—		—	—	(0.04)		(0.07)
Tax return of capital	—		—	—	(0.00	)(d)	—

Total Distributions	(0.17)		(0.47)	(0.25)	(0.21)		(0.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	0.00 (d)	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.55)		0.92	4.08	(11.72)		2.04

NET ASSET VALUE, END OF PERIOD	$18.77		$20.32	$19.40	$15.32		$27.04

TOTAL RETURN(e)	(6.90)%		7.51%	28.54%	(42.76)%		8.72	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$8,397		$11,697	$15,035	$15,369		$23,550
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.99%		1.14%	1.66%	1.24%		0.78	%(g)
Operating expenses including reimbursement/waiver	2.28	%(h)	2.25%	2.24%	2.26%		2.24	%(g)
Operating expenses excluding reimbursement/waiver	2.28%		2.26%	2.32%	2.44%		2.56	%(g)
PORTFOLIO TURNOVER RATE	88%		85%	61%	123%		42	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) From commencement of operations on June 29, 2007.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Effective July 1, 2011, the Advisor had not agreed to limit expenses.

See Notes to Financial Statements	61	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2011		PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.27		$18.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.41	(b)	0.33
Net realized and unrealized gain/(loss) on investments	(1.58)		1.91

Total from Investment Operations	(1.17)		2.24

LESS DISTRIBUTIONS:
From investment income	(0.38)		(0.67)

Total Distributions	(0.38)		(0.67)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.55)		1.57

NET ASSET VALUE, END OF PERIOD	$18.72		$20.27

TOTAL RETURN	(5.92)%		12.49	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$223		$168
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.03%		2.60	%(d)
Operating expenses including reimbursement/waiver	1.28	%(f)	1.24	%(d)
Operating expenses excluding reimbursement/waiver	1.29%		1.26	%(d)
PORTFOLIO TURNOVER RATE	88%		85	%(e)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

(f) Effective July 1, 2011, the Advisor had not agreed to limit expenses.

December 31, 2011	62	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward International Real Estate Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$17.58
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.17
Net realized and unrealized loss on investments	(4.05)

Total from Investment Operations	(3.88)

LESS DISTRIBUTIONS:
From investment income	(1.53)

Total Distributions	(1.53)

NET DECREASE IN NET ASSET VALUE	(5.41)

NET ASSET VALUE, END OF PERIOD	$12.17

TOTAL RETURN	(22.31	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$30
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.81	%(d)
Operating expenses including reimbursement/waiver	1.80	%(d)
Operating expenses excluding reimbursement/waiver	2.34	%(d)
PORTFOLIO TURNOVER RATE	309	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	63	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$15.97	$15.51	$12.89	$27.20	$30.03
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.39 (c)	0.64	0.47	0.43 (c)	0.20 (c)
Net realized and unrealized gain/(loss) on investments	(2.66)	1.96	4.18	(14.32)	(1.25)

Total from Investment Operations	(2.27)	2.60	4.65	(13.89)	(1.05)

LESS DISTRIBUTIONS:
From investment income	(1.57)	(2.14)	(2.03)	(0.02)	(1.70)
From capital gains	—	—	—	—	(0.08)
Tax return of capital	—	—	—	(0.40)	—

Total Distributions	(1.57)	(2.14)	(2.03)	(0.42)	(1.78)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00 (d)	0.00 (d)	0.00 (d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.84)	0.46	2.62	(14.31)	(2.83)

NET ASSET VALUE, END OF PERIOD	$12.13	$15.97	$15.51	$12.89	$27.20

TOTAL RETURN	(14.56)%	18.46%	36.49%	(51.44)%	(3.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,260	$3,187	$3,532	$5,420	$22,283
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.59%	2.90%	2.24%	1.97%	0.65%
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.41%	1.41%
Operating expenses excluding reimbursement/waiver	1.78%	1.76%	1.70%	1.50%	1.37%
PORTFOLIO TURNOVER RATE	309%	285%	143%	110%	90%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

December 31, 2011	64	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$16.04	$15.54	$12.89	$27.17	$30.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.34 (b)	0.07	0.31	0.37 (b)	0.12 (b)
Net realized and unrealized gain/(loss) on investments	(2.67)	2.52	4.29	(14.29)	(1.23)

Total from Investment Operations	(2.33)	2.59	4.60	(13.92)	(1.11)

LESS DISTRIBUTIONS:
From investment income	(1.54)	(2.09)	(1.95)	(0.02)	(1.64)
From capital gains	—	—	—	—	(0.08)
Tax return of capital	—	—	—	(0.34)	—

Total Distributions	(1.54)	(2.09)	(1.95)	(0.36)	(1.72)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00 (c)	0.00 (c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.87)	0.50	2.65	(14.28)	(2.83)

NET ASSET VALUE, END OF PERIOD	$12.17	$16.04	$15.54	$12.89	$27.17

TOTAL RETURN(d)	(14.80)%	18.33%	36.10%	(51.56)%	(3.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$20,594	$29,007	$38,132	$43,311	$195,641
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.23%	2.57%	1.86%	1.72%	0.40%
Operating expenses including reimbursement/waiver	1.65%	1.65%	1.65%	1.66%	1.66%
Operating expenses excluding reimbursement/waiver	1.99%	2.01%	1.92%	1.75%	1.62%
PORTFOLIO TURNOVER RATE	309%	285%	143%	110%	90%

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	65	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$16.06	$15.56	$12.87	$27.04	$29.91
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.22 (b)	0.32	0.24	0.21 (b)	(0.11	)(b)
Net realized and unrealized gain/(loss) on investments	(2.67)	2.15	4.23	(14.20)	(1.23)

Total from Investment Operations	(2.45)	2.47	4.47	(13.99)	(1.34)

LESS DISTRIBUTIONS:
From investment income	(1.41)	(1.97)	(1.78)	—	(1.45)
From capital gains	—	—	—	—	(0.08)
Tax return of capital	—	—	—	(0.18)	—

Total Distributions	(1.41)	(1.97)	(1.78)	(0.18)	(1.53)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00 (c)	0.00 (c)	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.86)	0.50	2.69	(14.17)	(2.87)

NET ASSET VALUE, END OF PERIOD	$12.20	$16.06	$15.56	$12.87	$27.04

TOTAL RETURN(d)	(15.42)%	17.40%	35.06%	(51.92)%	(4.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$7,916	$11,489	$11,852	$12,935	$51,964
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	1.45%	1.87%	1.08%	0.97%	(0.35)%
Operating expenses including reimbursement/waiver	2.40%	2.40%	2.40%	2.41%	2.41%
Operating expenses excluding reimbursement/waiver	2.74%	2.76%	2.67%	2.50%	2.37%
PORTFOLIO TURNOVER RATE	309%	285%	143%	110%	90%

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

December 31, 2011	66	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward International Real Estate Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$17.52
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.32
Net realized and unrealized loss on investments	(4.15)

Total from Investment Operations	(3.83)

LESS DISTRIBUTIONS:
From investment income	(1.57)

Total Distributions	(1.57)

NET DECREASE IN NET ASSET VALUE	(5.40)

NET ASSET VALUE, END OF PERIOD	$12.12

TOTAL RETURN	(22.10	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$8
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.32	%(d)
Operating expenses including reimbursement/waiver	1.40	%(d)
Operating expenses excluding reimbursement/waiver	1.91	%(d)
PORTFOLIO TURNOVER RATE	309	%(e)

(a) The Fund began offering Class M shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	67	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$12.33		$10.03	$8.35		$14.30	$20.66
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.10	(b)	0.17	0.21		0.22	0.30
Net realized and unrealized gain/(loss) on investments	0.37		2.36	1.63		(5.88)	(3.21)

Total from Investment Operations	0.47		2.53	1.84		(5.66)	(2.91)

LESS DISTRIBUTIONS:
From investment income	(0.09)		(0.23)	(0.16)		(0.19)	(0.27)
From capital gains	—		—	—		(0.09)	(3.18)
Tax return of capital	—		—	—		(0.01)	—

Total Distributions	(0.09)		(0.23)	(0.16)		(0.29)	(3.45)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—		—	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.38		2.30	1.68		(5.95)	(6.36)

NET ASSET VALUE, END OF PERIOD	$12.71		$12.33	$10.03		$8.35	$14.30

TOTAL RETURN	3.84%		25.40%	22.44%		(39.88)%	(15.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$24,126		$25,733	$22,199		$19,065	$38,962
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.78%		1.48%	2.44%		1.53%	1.22%
Operating expenses including reimbursement/waiver	1.65	%(d)	1.60%	1.69	%(e)	1.47%	1.41	%(f)
Operating expenses excluding reimbursement/waiver	1.68%		1.87%	1.74%		n/a	n/a
PORTFOLIO TURNOVER RATE	36%		66%	64%		7%	40%

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Effective July 1, 2011, the Advisor had not agreed to limit expenses.

(e) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.60%.

(f) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

December 31, 2011	68	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.01		$8.98	$8.13		$15.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.14	(b)	0.08	0.23	(b)	0.16
Net realized and unrealized gain/(loss) on investments	0.33		2.22	1.39		(6.92)

Total from Investment Operations	0.47		2.30	1.62		(6.76)

LESS DISTRIBUTIONS:
From investment income	(0.14)		(0.27)	(0.77)		(0.38)
From capital gains	—		—	—		(0.09)
Tax return of capital	—		—	—		(0.03)

Total Distributions	(0.14)		(0.27)	(0.77)		(0.50)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.33		2.03	0.85		(7.26)

NET ASSET VALUE, END OF PERIOD	$11.34		$11.01	$8.98		$8.13

TOTAL RETURN	4.25%		25.91%	21.62%		(44.33	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$764		$680	$583		$3,747
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.23%		1.86%	3.29%		2.05	%(d)
Operating expenses including reimbursement/waiver	1.25	%(e)	1.20%	1.43	%(f)	n/a
Operating expenses excluding reimbursement/waiver	1.28%		1.47%	1.50%		1.26	%(d)
PORTFOLIO TURNOVER RATE	36%		66%	64%		7	%(g)

(a) The Fund began offering Institutional Class shares on May 1, 2008. Prior to January 20, 2009, the Forward Real Estate Fund was known as the

Forward Progressive Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective July 1, 2011, the Advisor had not agreed to limit the expenses.

(f) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.20%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	69	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.22		$9.95	$7.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.12	(b)	0.15	0.06
Net realized and unrealized gain on investments	0.37		2.37	2.60

Total from Investment Operations	0.49		2.52	2.66

LESS DISTRIBUTIONS:
From investment income	(0.11)		(0.25)	(0.19)

Total Distributions	(0.11)		(0.25)	(0.19)

NET INCREASE IN NET ASSET VALUE	0.38		2.27	2.47

NET ASSET VALUE, END OF PERIOD	$12.60		$12.22	$9.95

TOTAL RETURN(c)	4.01%		25.49%	35.84	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$7,159		$8,571	$9,039
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.92%		1.62%	1.39	%(e)
Operating expenses including reimbursement/waiver	1.50	%(f)	1.45%	1.45	%(e)
Operating expenses excluding reimbursement/waiver	1.53%		1.71%	1.48	%(e)
PORTFOLIO TURNOVER RATE	36%		66%	64	%(g)

(a) The Fund began offering Class A shares on June 12, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor had not agreed to limit the expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2011	70	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.35		$10.04	$7.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.02	(b)	0.10	0.03
Net realized and unrealized gain on investments	0.38		2.37	2.59

Total from Investment Operations	0.40		2.47	2.62

LESS DISTRIBUTIONS:
From investment income	(0.03)		(0.16)	(0.06)

Total Distributions	(0.03)		(0.16)	(0.06)

NET INCREASE IN NET ASSET VALUE	0.37		2.31	2.56

NET ASSET VALUE, END OF PERIOD	$12.72		$12.35	$10.04

TOTAL RETURN(c)	3.21%		24.71%	35.18	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,178		$2,656	$2,893
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.17%		0.88%	0.65	%(e)
Operating expenses including reimbursement/waiver	2.25	%(f)	2.20%	2.20	%(e)
Operating expenses excluding reimbursement/waiver	2.28%		2.46%	2.23	%(e)
PORTFOLIO TURNOVER RATE	36%		66%	64	%(g)

(a) The Fund began offering Class C shares on June 12, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor had not agreed to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	71	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Real Estate Long/Short Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.62
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.31
Net realized and unrealized loss on investments	(2.06)

Total from Investment Operations	(1.75)

LESS DISTRIBUTIONS:
From investment income	(0.39)

Total Distributions	(0.39)

NET DECREASE IN NET ASSET VALUE	(2.14)

NET ASSET VALUE, END OF PERIOD	$22.48

TOTAL RETURN	(7.09	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$92
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	2.51	%(d)
Operating expenses	1.98	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	2.08	%(d)
Operating expenses	2.42	%(d)
PORTFOLIO TURNOVER RATE	78	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2011	72	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	INSTITUTIONAL CLASS(a)

	YEAR ENDED DECEMBER 31, 2011(b)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(c)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$23.42	$18.43	$13.35	$34.89	$54.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.52 (d)	0.90	0.81	1.95 (d)	1.76 (d)
Net realized and unrealized gain/(loss) on investments	(0.27)	5.23	5.27	(21.42)	(12.99)

Total from Investment Operations	0.25	6.13	6.08	(19.47)	(11.23)

LESS DISTRIBUTIONS:
From investment income	(0.57)	(1.14)	(1.00)	(1.64)	(2.00)
From capital gains	—	—	—	(0.10)	(6.12)
Tax return of capital	—	—	—	(0.33)	—

Total Distributions	(0.57)	(1.14)	(1.00)	(2.07)	(8.12)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00 (e)	—	0.05

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.32)	4.99	5.08	(21.54)	(19.30)

NET ASSET VALUE, END OF PERIOD	$23.10	$23.42	$18.43	$13.35	$34.89

TOTAL RETURN	1.10%	33.67%	48.57%	(57.68)%	(21.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$8,692	$3,287	$1,502	$711	$2,550
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	2.71%	4.58%	7.14%	7.77%	4.90%
Operating expenses	1.46%	1.34%	0.84%	0.46%	1.30%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	2.27%	4.33%	7.14%	6.68%	3.39%
Operating expenses	1.90%	1.59%	0.84%	1.55%	2.81%
PORTFOLIO TURNOVER RATE	78%	95%	291%	189%	222%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(c) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

See Notes to Financial Statements	73	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$22.83	$17.99	$13.02	$34.88	$54.22
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.35 (c)	0.77	1.36	1.92 (c)	1.63 (c)
Net realized and unrealized gain/(loss) on investments	(0.17)	5.16	4.52	(21.78)	(12.98)

Total from Investment Operations	0.18	5.93	5.88	(19.86)	(11.35)

LESS DISTRIBUTIONS:
From investment income	(0.51)	(1.09)	(0.91)	(1.58)	(1.87)
From capital gains	—	—	—	(0.10)	(6.12)
Tax return of capital	—	—	—	(0.32)	—

Total Distributions	(0.51)	(1.09)	(0.91)	(2.00)	(7.99)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00 (d)	0.00 (d)	0.00 (d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.33)	4.84	4.97	(21.86)	(19.34)

NET ASSET VALUE, END OF PERIOD	$22.50	$22.83	$17.99	$13.02	$34.88

TOTAL RETURN(e)	0.82%	33.34%	48.18%	(58.78)%	(21.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$33,601	$48,211	$36,323	$43,718	$208,147
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	1.97%	4.11%	6.58%	7.52%	4.65%
Operating expenses	1.67%	1.60%	0.84%	0.71%	1.55%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	1.53%	3.86%	6.58%	6.43%	3.14%
Operating expenses	2.11%	1.85%	0.84%	1.80%	3.06%
PORTFOLIO TURNOVER RATE	78%	95%	291%	189%	222%

(a) Prior to the close of business on May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

December 31, 2011	74	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$22.70	$17.89	$12.83	$34.42	$53.60
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.17 (c)	0.14	0.37	1.64 (c)	1.22 (c)
Net realized and unrealized gain/(loss) on investments	(0.17)	5.59	5.33	(21.44)	(12.79)

Total from Investment Operations	0.00	5.73	5.70	(19.80)	(11.57)

LESS DISTRIBUTIONS:
From investment income	(0.33)	(0.92)	(0.64)	(1.40)	(1.49)
From capital gains	—	—	—	(0.10)	(6.12)
Tax return of capital	—	—	—	(0.29)	—

Total Distributions	(0.33)	(0.92)	(0.64)	(1.79)	(7.61)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00 (d)	—	0.00 (d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.33)	4.81	5.06	(21.59)	(19.18)

NET ASSET VALUE, END OF PERIOD	$22.37	$22.70	$17.89	$12.83	$34.42

TOTAL RETURN(e)	0.06%	32.34%	47.02%	(59.07)%	(22.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,384	$7,755	$8,729	$9,597	$37,461
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	1.20%	3.04%	5.78%	6.77%	3.91%
Operating expenses	2.42%	2.36%	1.62%	1.46%	2.29%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	0.76%	2.80%	5.78%	5.68%	2.39%
Operating expenses	2.86%	2.60%	1.62%	2.55%	3.81%
PORTFOLIO TURNOVER RATE	78%	95%	291%	189%	222%

(a) Prior to the close of business on May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	75	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$22.67	$17.87	$12.84	$34.41	$53.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.19 (c)	0.47	0.53	1.64 (c)	1.22 (c)
Net realized and unrealized gain/(loss) on investments	(0.18)	5.26	5.16	(21.43)	(12.78)

Total from Investment Operations	0.01	5.73	5.69	(19.79)	(11.56)

LESS DISTRIBUTIONS:
From investment income	(0.34)	(0.93)	(0.66)	(1.39)	(1.47)
From capital gains	—	—	—	(0.10)	(6.12)
Tax return of capital	—	—	—	(0.29)	—

Total Distributions	(0.34)	(0.93)	(0.66)	(1.78)	(7.59)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00 (d)	0.00 (d)	0.00 (d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.33)	4.80	5.03	(21.57)	(19.15)

NET ASSET VALUE, END OF PERIOD	$22.34	$22.67	$17.87	$12.84	$34.41

TOTAL RETURN(e)	0.04%	32.35%	47.03%	(59.08)%	(22.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$19,272	$25,152	$23,191	$22,658	$90,500
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	1.27%	3.16%	5.77%	6.77%	3.90%
Operating expenses	2.43%	2.36%	1.65%	1.46%	2.30%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	0.83%	2.92%	5.77%	5.68%	2.39%
Operating expenses	2.87%	2.60%	1.65%	2.55%	3.81%
PORTFOLIO TURNOVER RATE	78%	95%	291%	189%	222%

(a) Prior to the close of business on May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

December 31, 2011	76	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Real Estate Long/Short Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.26
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.36
Net realized and unrealized loss on investments	(2.09)

Total from Investment Operations	(1.73)

LESS DISTRIBUTIONS:
From investment income	(0.43)

Total Distributions	(0.43)

NET DECREASE IN NET ASSET VALUE	(2.16)

NET ASSET VALUE, END OF PERIOD	$23.10

TOTAL RETURN	(6.81	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$9
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	2.78	%(d)
Operating expenses	1.50	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	2.34	%(d)
Operating expenses	1.94	%(d)
PORTFOLIO TURNOVER RATE	78	%(e)

(a) The Fund began offering Class M shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	77	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select Income Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$21.75
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.38
Net realized and unrealized gain on investments	0.33

Total from Investment Operations	0.71

LESS DISTRIBUTIONS:
From investment income	(0.45)

Total Distributions	(0.45)

NET INCREASE IN NET ASSET VALUE	0.26

NET ASSET VALUE, END OF PERIOD	$22.01

TOTAL RETURN	3.28	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$283
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	10.11	%(d)
Operating expenses	1.67	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	9.77	%(d)
Operating expenses	2.01	%(d)
PORTFOLIO TURNOVER RATE	73	%(e)

(a) The Fund began offering Investor Class shares on October 26, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2011	78	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$23.24	$20.11	$13.14	$25.13		$35.87
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.45 (c)	1.91	1.91	2.38	(c)	2.41	(c)
Net realized and unrealized gain/(loss) on investments	(0.70)	3.29	7.29	(11.90)		(10.62)

Total from Investment Operations	0.75	5.20	9.20	(9.52)		(8.21)

LESS DISTRIBUTIONS:
From investment income	(1.99)	(2.07)	(1.73)	(1.77)		(1.90)
Tax return of capital	—	—	(0.51)	(0.71)		(0.63)

Total Distributions	(1.99)	(2.07)	(2.24)	(2.48)		(2.53)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.01	0.01		0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.24)	3.13	6.97	(11.99)		(10.74)

NET ASSET VALUE, END OF PERIOD	$22.00	$23.24	$20.11	$13.14		$25.13

TOTAL RETURN	3.31%	26.74%	76.03%	(40.43	)%(e)(f)	(24.02	)%(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$362,894	$319,717	$139,624	$71,934		$35,609
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	6.64%	8.98%	11.43%	12.54%		8.10%
Operating expenses	1.19%	1.20%	1.27%	1.33%		1.25%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	6.31%	8.68%	11.14%	11.76%		7.45%
Operating expenses	1.52%	1.50%	1.56%	2.11%		1.90%
PORTFOLIO TURNOVER RATE	73%	93%	138%	66%		88%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(c) Per share amounts are based upon average share outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.38%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

See Notes to Financial Statements	79	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$23.26	$20.13	$13.17	$25.14		$35.90
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.38 (b)	1.68	1.70	2.42	(b)	2.40	(b)
Net realized and unrealized gain/(loss) on investments	(0.67)	3.47	7.42	(12.02)		(10.70)

Total from Investment Operations	0.71	5.15	9.12	(9.60)		(8.30)

LESS DISTRIBUTIONS:
From investment income	(1.94)	(2.02)	(1.68)	(1.70)		(1.83)
Tax return of capital	—	—	(0.49)	(0.71)		(0.63)

Total Distributions	(1.94)	(2.02)	(2.17)	(2.41)		(2.46)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.01	0.04		0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.23)	3.13	6.96	(11.97)		(10.76)

NET ASSET VALUE, END OF PERIOD	$22.03	$23.26	$20.13	$13.17		$25.14

TOTAL RETURN(d)	3.09%	26.41%	74.98%	(40.49	)%(e)(f)	(24.21	)%(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$591,167	$642,665	$442,444	$208,502		$246,986
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	6.33%	8.38%	11.36%	12.28%		7.85%
Operating expenses	1.44%	1.44%	1.52%	1.58%		1.50%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	6.00%	8.07%	11.07%	11.50%		7.20%
Operating expenses	1.77%	1.75%	1.81%	2.36%		2.15%
PORTFOLIO TURNOVER RATE	73%	93%	138%	66%		88%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts based upon average share outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.30%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

December 31, 2011	80	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$23.06	$19.96	$12.98	$24.86		$35.60
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.16 (b)	1.45	1.65	2.28	(b)	2.13	(b)
Net realized and unrealized gain/(loss) on investments	(0.63)	3.50	7.19	(11.90)		(10.59)

Total from Investment Operations	0.53	4.95	8.84	(9.62)		(8.46)

LESS DISTRIBUTIONS:
From investment income	(1.76)	(1.85)	(1.44)	(1.62)		(1.65)
Tax return of capital	—	—	(0.43)	(0.64)		(0.63)

Total Distributions	(1.76)	(1.85)	(1.87)	(2.26)		(2.28)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.01	0.00	(c)	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.23)	3.10	6.98	(11.88)		(10.74)

NET ASSET VALUE, END OF PERIOD	$21.83	$23.06	$19.96	$12.98		$24.86

TOTAL RETURN(d)	2.31%	25.52%	73.52%	(41.01	)%(e)(f)	(24.78	)%(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$16,165	$25,445	$29,667	$21,423		$37,874
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	5.42%	7.23%	10.60%	11.53%		7.10%
Operating expenses	2.19%	2.19%	2.28%	2.33%		2.25%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	5.09%	6.93%	10.31%	10.75%		6.45%
Operating expenses	2.52%	2.50%	2.57%	3.11%		2.90%
PORTFOLIO TURNOVER RATE	73%	93%	138%	66%		88%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.31%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

See Notes to Financial Statements	81	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$22.91	$19.86	$12.95	$24.80		$35.53
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.20 (b)	1.61	1.75	2.22	(b)	2.11	(b)
Net realized and unrealized gain/(loss) on investments	(0.68)	3.30	7.07	(11.81)		(10.56)

Total from Investment Operations	0.52	4.91	8.82	(9.59)		(8.45)

LESS DISTRIBUTIONS:
From investment income	(1.77)	(1.86)	(1.48)	(1.62)		(1.65)
Tax return of capital	—	—	(0.44)	(0.64)		(0.63)

Total Distributions	(1.77)	(1.86)	(1.92)	(2.26)		(2.28)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.01	0.00	(c)	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.25)	3.05	6.91	(11.85)		(10.73)

NET ASSET VALUE, END OF PERIOD	$21.66	$22.91	$19.86	$12.95		$24.80

TOTAL RETURN(d)	2.29%	25.46%	73.60%	(40.99	)%(e)(f)	(24.80	)%(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$262,310	$275,529	$210,227	$102,163		$134,139
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	5.63%	7.60%	10.65%	11.53%		7.10%
Operating expenses	2.19%	2.19%	2.27%	2.33%		2.25%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	5.30%	7.29%	10.36%	10.75%		6.45%
Operating expenses	2.52%	2.50%	2.56%	3.11%		2.90%
PORTFOLIO TURNOVER RATE	73%	93%	138%	66%		88%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.31%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

December 31, 2011	82	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select Income Fund

	CLASS M
	YEAR ENDED DECEMBER 31, 2011	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.24	$20.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.48 (b)	2.06
Net realized and unrealized gain/(loss) on investments	(0.73)	2.69

Total from Investment Operations	0.75	4.75

LESS DISTRIBUTIONS:
From investment income	(1.99)	(2.07)

Total Distributions	(1.99)	(2.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.24)	2.68

NET ASSET VALUE, END OF PERIOD	$22.00	$23.24

TOTAL RETURN	3.31%	23.96	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$3,160	$2,212
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	6.81%	11.92	%(d)
Operating expenses	1.20%	1.23	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	6.48%	11.62	%(d)
Operating expenses	1.53%	1.53	%(d)
PORTFOLIO TURNOVER RATE	73%	93	%(e)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	83	December 31, 2011

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2011, the Trust has 36 registered funds. This annual report describes 5 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Global Infrastructure Fund (“Global Infrastructure Fund”), the Forward International Real Estate Fund (“International Real Estate Fund”), the Forward Real Estate Fund (“Real Estate Fund”), the Forward Real Estate Long/Short Fund (prior to May 1, 2011, known as the Forward Strategic Realty Fund)(“Real Estate Long/Short Fund”), and the Forward Select Income Fund (“Select Income Fund”).

The Global Infrastructure Fund seeks to achieve total return through capital appreciation and current income through investing primarily in global infrastructure-related securities. The International Real Estate Fund seeks to achieve total return from both capital appreciation and current income through investing primarily in a portfolio of non-U.S. securities of real estate and real estate-related companies. The Real Estate Fund seeks income with capital appreciation as a secondary goal through investing primarily in securities of real estate companies, including real estate investment trusts (“REITs”). The Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital through investing primarily in securities of issuers engaged primarily in the real estate industry such as REITs, master limited partnerships and other real estate firms. The Select Income Fund seeks high current income and potential for modest long-term growth of capital through investing primarily in securities of companies in the real estate industry, such as REITs, master limited partnerships and other real estate firms.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class B, Class C and Class M shares offered by the Trust.

Effective May 1, 2009, the Funds no longer offer for sale Class B shares of the Funds and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the current holders of Class B shares of the Fund will continue to be permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B shares of another Fund; automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other share classes.

On March 15, 2011, the Board of Trustees of the Trust, including all of the Independent Trustees, approved, on behalf of the International Real Estate Fund: (i) the automatic conversion, of all outstanding Class B shares of the Fund into Class A shares of the Fund (the “Conversion”); and (ii) the termination of Class B shares as a share class of the Fund. The conversion occurred on the close of business April 21, 2011.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Funds invest a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic and regulatory developments in the real estate industry than would an equity fund not concentrating its investments in a particular industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period.

December 31, 2011	84

Notes to Financial Statements

Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2011.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value).

The Funds’ independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from an independent pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a

85	December 31, 2011

Notes to Financial Statements

value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales: Each Fund may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces

December 31, 2011	86

Notes to Financial Statements

the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2011, the Real Estate Long/Short Fund had securities sold short with a market value of $4,351,800. The other Funds had no securities sold short at December 31, 2011.

Cash Management Transactions: The Funds may subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Real Estate Investment Trusts (“REITs”): Each Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Master Limited Partnerships (“MLPs”): Each Fund may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in an MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation and conflicts of interest may exist among unit holders and the general partner of an MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

87	December 31, 2011

Notes to Financial Statements

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unitholders who are required to report their allocable share of an MLP's taxable income. An MLP's distribution to unitholders may exceed the unitholder's share of the MLP's taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in an MLP that makes a return of capital, a portion of the Fund's distribution to shareholders may also represent a return of capital.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2011:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Global Infrastructure Fund
Common Stocks(a)	$104,328,883	—	—	$104,328,883
Preferred Stocks(a)	1,063,611	—	—	1,063,611
Short-Term Bank Debt Instruments	—	$4,691,667	—	4,691,667

Total Investments	$105,392,494	$4,691,667	—	$110,084,161

International Real Estate Fund
Common Stocks(a)	$31,513,016	—	—	$31,513,016
Convertible Corporate Bonds(a)	—	$78,193	—	78,193
Short-Term Bank Debt Instruments	—	110,827	—	110,827

Total Investments	$31,513,016	$189,020	—	$31,702,036

Real Estate Fund
Common Stocks(a)	$32,633,230	—	—	$32,633,230
Short -Term Bank Debt Instruments	—	$1,561,611	—	1,561,611

Total Investments	$32,633,230	$1,561,611	—	$34,194,841

December 31, 2011	88

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Real Estate Long/Short Fund
Common Stocks(a)	$64,487,111	—	—	$64,487,111
Exchange-Traded Funds	790,340	—	—	790,340
Preferred Stocks
Real Estate Management/Services	—	$47,250	—	47,250
REITs-Diversified	1,508,721	841,050	—	2,349,771
REITs-Hotels	5,409,400	—	—	5,409,400
REITs-Mortgage	442,412	—	—	442,412
REITs-Regional Malls	3,007,706	—	—	3,007,706
REITs-Shopping Centers	806,750	—	—	806,750
REITs-Warehouse/Industrial	480,831	—	—	480,831
Purchased Options	103	—	—	103
Convertible Corporate Bonds(a)	—	798,438	—	798,438
Short-Term Bank Debt Instruments	—	113,217	—	113,217

Total Investments	$76,933,374	$1,799,955	—	$78,733,329

Select Income Fund
Common Stocks(a)	$122,607,197	—	—	$122,607,197
Convertible Preferred Stocks(a)	26,172,671	—	—	26,172,671
Preferred Stocks
Real Estate Management/Services	—	$1,492,736	—	1,492,736
Real Estate Operating/Development	16,407,729	—	—	16,407,729
REITs-Apartments	69,293,237	24,110,100	—	93,403,337
REITs-Banks	10,260,000	—	—	10,260,000
REITs-Diversified	177,435,593	—	—	177,435,593
REITs-Health Care	45,899,962	—	—	45,899,962
REITs-Hotels	211,443,246	1,034,096	—	212,477,342
REITs-Manufactured Homes	10,124,000	—	—	10,124,000
REITs-Mortgage	57,613,570	—	—	57,613,570
REITs-Office Property	157,397,901	2,845,514	—	160,243,415
REITs-Regional Malls	108,786,919	—	—	108,786,919
REITs-Shopping Centers	201,228,258	9,650,000	—	210,878,258
REITs-Single Tenant	2,348,230	—	—	2,348,230
REITs-Warehouse/Industrial	108,675,486	12,278,250	—	120,953,736
Corporate Bonds(a)	—	113,649,422	—	113,649,422
Convertible Corporate Bonds(a)	—	15,626,563	—	15,626,563
Short-Term Bank Debt Instruments	—	40,892,950	—	40,892,950

Total Investments	$1,325,693,999	$221,579,631	—	$1,547,273,630

(a) For detailed descriptions of industry or country, see the accompanying Portfolio of Investments.

OTHER FINANCIAL INSTRUMENTS(a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Real Estate Long/Short Fund
Liabilities
Securities Sold Short
Common Stock	$(4,180,800)	—	—	$(4,180,800)
Exchange-Traded Funds	(171,000)	—	—	(171,000)
Options Written	(72,400)	—	—	(72,400)

Total	$(4,424,200)	—	—	$(4,424,200)

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures and forward contracts.

89	December 31, 2011

Notes to Financial Statements

During the year ended December 31, 2011 there were no significant transfers between Level 1 and Level 2 securities.

For the year ended December 31, 2011, the Funds did not have significant transfers between the fair value levels designated above and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the

December 31, 2011	90

Notes to Financial Statements

risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. As of December 31, 2011, the Real Estate Long/Short Fund held written options with a market value of $72,400 and purchased options with a market value of $103. The other Funds held no purchased or written options at December 31, 2011.

Written option activity for the year ended December 31, 2011 was as follows:

Real Estate Long/Short Fund
WRITTEN CALL OPTIONS	NUMBER OF CONTRACTS	PREMIUM
Outstanding as of December 31, 2010	100	$(19,898)
Options written	2,532	(402,741)
Options expired	(1,182)	196,282
Exercised or closed	(950)	112,867

Outstanding as of December 31, 2011	500	$(113,492)

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the

91	December 31, 2011

Notes to Financial Statements

value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. The Funds held no warrants at December 31, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2011(a)

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITIES DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
Real Estate Long/Short Fund
Equity Contracts (Option Contracts)		—	Options written, at value	$72,400

Total		—		$72,400

(a) For open derivative instruments as of December 31, 2011, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the year ended December 31, 2011 for all Funds.

The gains/(losses) in the table below are included in the “Net realized gain/(loss) or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGED IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Global Infrastructure Fund
Equity Contracts (Warrants)	Net realized gain on investments	$45,519	—

Total		$45,519	—

International Real Estate Fund
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized appreciation on investments	$(871,131)	$257,690

Total		$(871,131)	$257,690

Real Estate Long/Short Fund
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized appreciation on investments	$(223,784)	$35,327
Equity Contracts (Option Contracts)	Net realized gain on option contracts/Net change in unrealized appreciation on option contracts	135,387	24,994

Total		$(88,397)	$60,321

Select Income Fund
Equity Contracts (Option Contracts)	Net realized loss on option contracts	$(46,773)	—

Total		$(46,773)	—

December 31, 2011	92

Notes to Financial Statements

Leverage: The Forward Real Estate Long/Short Fund and the Forward Select Income Fund can purchase securities with borrowed money including bank overdrafts (a form of leverage). Each Fund may borrow amounts up to one-third of the value of its assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Forward Real Estate Long/Short Fund and the Forward Select Income Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). Borrowing under these agreements, the Funds are charged interest of 1.20% above the one-month LIBOR rate. The Funds paid an arrangement fee of $31,250 and $187,500, respectively, which is to be expensed over three years.

The Forward Select Income Fund also maintains a line of credit with Bank of America Merrill Lynch. Borrowing under this agreement, the Forward Select Income Fund is charged a commitment fee on the average daily undrawn balance of the line of credit at the rate of 0.45% per annum and interest on the amount borrowed from the line of credit at the rate of 1.00% per annum above the one-month LIBOR. If the one-month LIBOR is unavailable, the Forward Select Income Fund is charged interest of 1.50% per annum above the Federal Funds rate.

The Forward Real Estate Long/Short Fund and the Forward Select Income Fund have pledged a portion of their investment securities as the collateral for their lines of credit. As of December 31, 2011, the market value of the investment securities pledged as collateral totaled $40,509,036 and $1,162,233,798, respectively and the borrowed amounts on the lines of credit are $13,933,479 and $336,733,457, respectively. The average interest rate charged and the average outstanding demand loan payable for the year ended December 31, 2011 were as follows:

	AVERAGE INTEREST RATE	AVERAGE OUTSTANDING DEMAND LOAN PAYABLE
Real Estate Long/Short Fund	1.43%	$13,581,728
Select Income Fund	1.42%	$290,476,362

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid semi-annually for the Global Infrastructure Fund and International Real Estate Fund, and quarterly for the Real Estate Fund (Prior to May 1, 2011, the Real Estate Fund declared and paid dividends from net investment income, if any, monthly), Real Estate Long/Short Fund and the Select Income Fund. For all Funds, net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a

93	December 31, 2011

Notes to Financial Statements

“regulated investment company” under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2011 are recorded in the Statement of Operations.

December 31, 2011	94

Notes to Financial Statements

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2011, based on each Fund’s average daily net assets:

FUND	ADVISORY FEE
Global Infrastructure Fund	0.90%

International Real Estate Fund	1.00%

Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million

Real Estate Long/Short Fund	1.00%

Select Income Fund	1.00%

Expense Limitations: Forward Management has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses, through the dates indicated to the annual expense ratio rates stated below. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Pursuant to these agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Funds have entered into an agreement to reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management pursuant to the terms described above, as shown in the table below:

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS B		CLASS C	CLASS M	END DATE
Global Infrastructure Fund	1.25%	1.65%	1.50%	2.25%		2.25%	1.25%	June 30, 2011
International Real Estate Fund	1.40%	1.80%	1.65%	2.40	%(a)	2.40%	1.40%	April 30, 2012
Real Estate Fund	1.20%	1.60%	1.45%	N/A		2.20%	N/A	June 30, 2011
Real Estate Long/Short Fund	1.90%	2.30%	2.15%	2.90%		2.90%	1.90%	June 30, 2011
Select Income Fund	1.35%	N/A	1.60%	2.35%		2.35%	1.35%	June 30, 2011

(a) Effective on the close of business April 21, 2011 the International Real Estate Fund’s Class B shares were terminated and automatically converted to Class A shares having an equal aggregate net asset value.

95	December 31, 2011

Notes to Financial Statements

For the year ended December 31, 2011, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Global Infrastructure Fund
Investor Class(a)	$0	$0	$0
Class A	1,092	0	1,092
Class B	66	0	66
Class C	278	0	278
Class M	6	0	6
International Real Estate Fund
Investor Class(b)	82	0	82
Institutional Class	13,325	0	13,325
Class A	92,458	0	92,458
Class B(c)	311	0	311
Class C	35,282	0	35,282
Class M(b)	29	0	29
Real Estate Fund
Investor Class	8,810	0	8,810
Institutional Class	231	0	231
Class A	2,724	0	2,724
Class C	842	0	842

(a) The Global Infrastructure Fund began offering Investor Class shares on May 2, 2011.

(b) The International Real Estate Fund began offering Investor Class and M Class shares on May 2, 2011.

(c) Effective on the close of business April 21, 2011 the International Real Estate Fund’s Class B shares were terminated and automatically converted to Class A shares having an equal aggregate net asset value.

As of December 31, 2011, the balances of recoupable expenses for each Fund were as follows:

FUND	2009	2010	2011	TOTAL
Global Infrastructure Fund
Investor Class	N/A	N/A	$0	$0
Institutional Class	$39,858	$3,505	0	43,363
Class A	53,135	5,854	1,092	60,081
Class B	3,076	330	66	3,472
Class C	12,195	1,342	278	13,815
Class M	N/A	26	6	32
International Real Estate Fund
Investor Class	N/A	N/A	82	82
Institutional Class	13,124	11,048	13,325	37,497
Class A	143,676	112,332	92,458	348,466
Class B(a)	8,991	6,121	311	15,423
Class C	52,263	39,865	35,282	127,410
Class M	N/A	N/A	29	29
Real Estate Fund
Investor Class	8,970	63,712	8,810	81,492
Institutional Class	5,357	1,677	231	7,265
Class A	37,241	22,792	2,724	62,757
Class C	12,216	7,171	842	20,229

(a) Effective on the close of business April 21, 2011 the International Real Estate Fund’s Class B shares were terminated and automatically converted to Class A shares having an equal aggregate net asset value.

December 31, 2011	96

Notes to Financial Statements

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.75% of the Fund’s average daily net assets attributable to Class B and Class C shares.

The Funds have adopted Shareholder Services Plans (the “Shareholder Services Plans”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, up to 0.25% of the Fund’s average daily net assets attributable to Class B and Class C shares, and up to 0.10% of the Fund’s average daily net assets attributable to Class M shares.

The expenses of the Distribution Plans and the Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

BBH is the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2011, there were five Trustees and two Advisory Board members, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trust, on behalf of the Funds pays each Independent Trustee and Advisory Board Member a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 each for attendance at a special telephonic meeting and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, Independent Trustees and Advisory Board members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

Effective January 1, 2012, Trustee and Advisory Board member compensation will be as follows: The Funds will pay each Independent Trustee and Advisory Board Member a retainer fee in the amount of $35,000 per year, $12,500 each per regular meeting for attendance in person, $9,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting, and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $10,000, $10,000 and $7,500, respectively per year. The interested Trustee will receive no compensation from the Funds. In addition, Independent Trustees and Advisory Board members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated

97	December 31, 2011

Notes to Financial Statements

portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2011, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Global Infrastructure Fund
Investor Class	National Financial Services, LLC	59.85%
	Forward Management, LLC	40.15%

Institutional Class	LPL Financial Services	90.87%

Class A	Pershing, LLC	27.00%
	National Financial Services, LLC	18.04%
	LPL Financial Services	16.90%
	Charles Schwab & Co., Inc.	12.65%
	Wells Fargo Investments, LLC	5.65%

Class B	Pershing, LLC	29.01%
	National Financial Services, LLC	13.63%
	LPL Financial Services	9.37%

Class C	Pershing, LLC	36.19%
	LPL Financial Services	17.94%
	National Financial Services, LLC	7.36%
	First Clearing, LLC	6.64%

Class M	Charles Schwab & Co., Inc.	70.18%
	Colorado State Bank & Trust	29.82%

International Real Estate Fund
Investor Class	Pershing, LLC	83.79%
	National Financial Services, LLC	16.21%

Institutional Class	Pershing, LLC	64.26%
	Brown Brothers Harriman & Co.	16.07%
	National Financial Services, LLC	7.03%

Class A	Pershing, LLC	24.19%
	National Financial Services, LLC	23.52%
	LPL Financial Services	11.57%
	Charles Schwab & Co., Inc.	8.80%

Class C	Pershing, LLC	22.33%
	LPL Financial Services	15.20%
	National Financial Services, LLC	15.10%

Class M	Forward Management, LLC	100.00%

Real Estate Fund
Investor Class	Charles Schwab & Co., Inc.	68.83%
	National Financial Services, LLC	14.70%

Institutional Class	Northern Trust Co.	89.61%
	LPL Financial Services	7.43%
Class A	Pershing, LLC	22.85%
	LPL Financial Services	16.92%
	National Financial Services, LLC	9.60%

Class C	Pershing, LLC	32.01%
	National Financial Services, LLC	13.37%
	LPL Financial Services	7.49%

Real Estate Long/Short Fund
Investor Class	Charles Schwab & Co., Inc.	75.81%
	Forward Management, LLC	10.05%

Institutional Class	Pershing, LLC	80.21%
	Brown Brothers Harriman & Co.	12.94%

Class A	Pershing, LLC	25.17%
	National Financial Services, LLC	16.84%
	LPL Financial Services	8.20%

December 31, 2011	98

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Real Estate Long/Short Fund (continued)
Class B	Pershing, LLC	29.01%
	National Financial Services, LLC	6.75%
	LPL Financial Services	6.05%

Class C	Pershing, LLC	25.02%
	LPL Financial Services	13.74%
	National Financial Services, LLC	9.01%

Class M	Colorado State Bank & Trust	100.00%

Select Income Fund
Investor Class	Sutton Place Associates, LLC	50.06%
	Charles Schwab & Co., Inc.	17.79%
	Pershing, LLC	10.89%
	National Financial Services, LLC	8.12%
	Colorado State Bank & Trust	7.31%

Institutional Class	Charles Schwab & Co., Inc.	33.46%
	Pershing, LLC	17.73%
	TD Ameritrade, Inc.	12.75%
	LPL Financial Services	11.93%
	National Financial Services, LLC	9.85%

Class A	Pershing, LLC	26.57%
	National Financial Services, LLC	24.25%
	Charles Schwab & Co., Inc.	9.82%
	LPL Financial Services	8.97%

Class B	Pershing, LLC	33.91%
	National Financial Services, LLC	17.68%
	LPL Financial Services	8.05%

Class C	Pershing, LLC	32.21%
	LPL Financial Services	13.26%
	National Financial Services, LLC	13.22%

Class M	Merrill Lynch Pierce Fenner & Smith	76.77%
	Charles Schwab & Co., Inc.	19.28%

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2011, excluding U.S Government Obligations, short-term investments and short sales were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Global Infrastructure Fund	$106,105,460	$91,100,202
International Real Estate Fund	124,151,124	130,256,089
Real Estate Fund	13,205,556	18,265,016
Real Estate Long/Short Fund	68,102,715	85,267,387
Select Income Fund	1,260,983,025	1,124,047,450

9. Tax Basis Information

Reclassifications: At December 31, 2011, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID- IN CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Global Infrastructure Fund	$(658,154)	$(194,009)	$852,163
International Real Estate Fund	1	3,996,598	(3,996,599)
Real Estate Fund	(5,749)	5,749	—
Real Estate Long/Short Fund	(394,328)	445,350	(51,022)
Select Income Fund	(33,632,058)	30,523,246	3,108,812

99	December 31, 2011

Notes to Financial Statements

Tax Basis of Investments: As of December 31, 2011, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Infrastructure Fund	$112,359,517	$10,889,460	$(13,164,816)	$(2,275,356)
International Real Estate Fund	37,360,078	226,601	(5,884,643)	(5,658,042)
Real Estate Fund	25,819,187	10,262,006	(1,886,352)	8,375,654
Real Estate Long/Short Fund	68,706,109	16,709,707	(6,682,487)	10,027,220
Select Income Fund	1,451,958,247	197,766,718	(102,451,335)	95,315,383

Capital Losses: As of December 31, 2011 the following Funds had available for Federal income tax purposes unused capital losses carryovers as follows:

Pre-Enactment Capital Losses

FUND	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018
Global Infrastructure Fund	—	$17,343,175	$30,182,432	$24,061,967
International Real Estate Fund(a)	$2,652,205	67,712,152	60,639,639	3,986,802
Real Estate Fund(a)	—	2,808,332	2,874,685	—
Real Estate Long/Short Fund	—	76,336,564	107,182,629	—
Select Income Fund	—	107,719,778	29,414,885	—

Capital loss carryovers used during the year ended December 31, 2011, were:

FUND	AMOUNT
Global Infrastructure Fund	$5,600,926
Real Estate Fund	4,290,736
Real Estate Long/Short Fund	8,156,950
Select Income Fund	32,982,539

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Post-Enactment Capital Losses*

Capital losses deferred to next tax year were as follows:

FUND	SHORT-TERM	LONG-TERM
International Real Estate Fund	$2,054,996	$686,257

The Funds elect to defer to the year ending December 31, 2012, capital losses recognized during the period November 1, 2011 to December 31, 2011 in the amount of:

FUND	AMOUNT
Global Infrastructure Fund	$1,707,676
International Real Estate Fund	1,297,428
Real Estate Fund	28,420
Real Estate Long/Short Fund	106,219
Select Income Fund	544,956

December 31, 2011	100

Notes to Financial Statements

The Funds elect to defer to the year ending December 31, 2012, late year ordinary losses recognized during the period November 1, 2011 - December 31, 2011 in the amount of:

FUND	AMOUNT
International Real Estate Fund	$84,453

*Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

(a) Subject to limitations under §382 of the Code.

Tax Basis of Distributable Earnings: At December 31, 2011 the following components of accumulated earnings on a tax basis were as follows:

	GLOBAL INFRASTRUCTURE FUND	INTERNATIONAL REAL ESTATE FUND	REAL ESTATE FUND
Post-October losses	$(1,707,676)	$(1,297,428)	$(28,420)
Late year ordinary income loss deferral	—	(84,453)	—
Accumulated capital loss Carryforwards	(71,587,574)	(137,732,051)	(5,683,017)
Undistributed ordinary income	80,736	55,380	29,531
Net unrealized depreciation of F/X	(44,831)	(7,613)	—
Net unrealized appreciation/(depreciation) on investments	(2,275,356)	(5,658,042)	8,375,654
Other cumulative effect of timing differences	—	10,888	—

Total distributable earnings	$(75,534,701)	$(144,713,319)	$2,693,748

	REAL ESTATE LONG/SHORT FUND	SELECT INCOME FUND
Post-October losses	$(106,219)	$(544,956)
Accumulated capital loss Carryforwards	(183,519,193)	(137,134,663)
Net unrealized depreciation of securities sold short/written options contracts/FX	(479,378)	—
Net unrealized appreciation on investments	10,027,220	95,315,383

Total distributable earnings	$(174,077,570)	$(42,364,236)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2011, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	FOREIGN TAXES PASSED THROUGH TOTAL	RETURN OF CAPITAL TOTAL
Global Infrastructure Fund	$1,894,036	—	$265,395	—
International Real Estate Fund	3,837,293	—	60,401	—
Real Estate Fund	265,738	—	—	—
Real Estate Long/Short Fund	1,439,724	—	—	—
Select Income Fund	106,707,154	—	—	—

101	December 31, 2011

Notes to Financial Statements

The tax character of distributions paid for the year ended December 31, 2010 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	FOREIGN TAXES PASSED THROUGH TOTAL	RETURN OF CAPITAL TOTAL
Global Infrastructure Fund	$3,249,420	—	$268,937	—
International Real Estate Fund	5,702,925	—	70,214	—
Real Estate Fund	722,333	—	—	—
Real Estate Long/Short Fund	3,852,044	—	—	—
Select Income Fund	98,956,223	—	—	—

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies”, (PFICs). The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and may be required to include in distributable income to shareholders any such mark-to-market gains.

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to the Fund.

11. New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards

(“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds financial statements.

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2011. However, the following are details relating to subsequent events through the date the financial statements were issued.

Change in Funds Principal Underwriter/Distributor: On September 8, 2011 the Board of Trustees, including all Independent Trustees, approved the change of the Trust’s principal underwriter/distributor. Effective in March 2012, Forward Securities, LLC will replace ALPS Distributors, Inc. as the current principal underwriter/distributor for the Trust. Accordingly, effective in March 2012, all references in the Prospectuses to ALPS Distributors, Inc. as the current principal underwriter/distributor for the Trust shall be replaced with references to: Forward Securities, LLC.

December 31, 2011	102

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows where presented, and the financial highlights present fairly, in all material respects, the financial position of the Forward Global Infrastructure Fund, the Forward International Real Estate Fund, the Forward Real Estate Fund, the Forward Real Estate Long/Short Fund (formerly known as Forward Strategic Realty Fund) and the Forward Select Income Fund (the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for the year then ended as presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Except for the Forward Real Estate Fund, the financial highlights of the Funds for the periods ended December 31, 2008 and prior were audited by other auditors whose report dated February 24, 2009 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2012

103	December 31, 2011

Tax Information (Unaudited)

The Global Infrastructure Fund, International Real Estate Fund, Real Estate Fund, Real Estate Long/Short Fund, and Select Income Fund designate 100.00%, 3.79%, 4.21%, 4.18% and 2.88%, respectively, of the income dividends distributed between January 1, 2011 and December 31, 2011, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Global Infrastructure Fund, International Real Estate Fund, Real Estate Fund, Real Estate Long/Short Fund, and Select Income Fund designate 16.88%, 0.00%, 0.53%, 0.67%, and 1.35%, respectively, of the ordinary income dividends distributed between January 1, 2011 and December 31, 2011, as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Global Infrastructure Fund and International Real Estate Fund designate $265,395 and $60,401, respectively, as foreign taxes paid, and $3,536,227 and $1,730,319, respectively, as foreign source income earned between January 1, 2011 and December 31, 2011.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	PER SHARE				PERCENTAGE
	NET INVESTMENT INCOME	NET REALIZED CAPITAL GAINS	RETURN OF CAPITAL	TOTAL PER SHARE	NET INVESTMENT INCOME	NET REALIZED CAPITAL GAINS	RETURN OF CAPITAL	TOTAL PER SHARE
Select Income Fund
Investor Class	$0.452563	—	—	$0.452563	100.00%	—	—	100.00%
Institutional Class	$1.994475	—	—	$1.994475	100.00%	—	—	100.00%
Class A	$1.936306	—	—	$1.936306	100.00%	—	—	100.00%
Class B	$1.755356	—	—	$1.755356	100.00%	—	—	100.00%
Class C	$1.767454	—	—	$1.767454	100.00%	—	—	100.00%
Class M	$1.994193	—	—	$1.994193	100.00%	—	—	100.00%

December 31, 2011	104

Approval of the Investment Management Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreement for management of each series of the Trust.

At an in-person meeting of the Board held on September 7-8, 2011, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Advisory Agreement. In response, Forward Management provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Advisory Agreement, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management; descriptions of Forward Management’s compliance programs; portfolio trading practices and information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Advisory Agreement. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management. At each of its quarterly meetings, the Board reviews Funds’ investment performance and a significant amount of information relating to Funds’ operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management to the Funds.

Discussed below are the factors the Board considered in renewing the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management directly manages the Funds without employing a sub-advisor. In evaluating the Advisory Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management; (ii) the investment performance of each Fund and Forward Management; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management from its relationship with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management as it relates to its ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the

105	December 31, 2011

Approval of the Investment Management Agreements (Unaudited)

background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals, including recent enhancements to Forward Management’s portfolio management and risk management capabilities. The Board determined that Forward Management has made a commitment to maintain the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board also noted that no material compliance issues were found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management and the series of the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement.

Investment performance

In considering information about the Funds’ historical performance, the Board was provided with information contained in a Morningstar Rating Analysis about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management, the Board also considered the length of time Forward Management had served as investment advisor to each Fund. The Board also noted the need for Forward Management to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•

The Forward Global Infrastructure Fund outperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2011, but underperformed the comparable funds within its Morningstar Category for the three-year period ended June 30, 2011;

•

The Forward International Real Estate Fund outperformed the comparable funds within its Morningstar Category for the one- year period ended June 30, 2011, underperformed the comparable funds within its Morningstar Category for the three-year period ended June 30, 2011, and performed similarly to the comparable funds within its Morningstar Category for the five-year period ended June 30, 2011;

•

The Forward Real Estate Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2011. It was noted that Forward Management took over the day-to-day management of this Fund in March 2010;

December 31, 2011	106

Approval of the Investment Management Agreements (Unaudited)

•	The Forward Real Estate Long/Short Fund underperformed the comparable funds within its Morningstar Category for the one-, three-, five-, and ten-year periods ended June 30, 2011; and

•

The Forward Select Income Fund underperformed the comparable funds within its Morningstar Category for the one- and ten-year periods ended June 30, 2011, but outperformed the comparable funds within its Morningstar Category for the three- and five-year periods ended June 30, 2011;

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2010, but a strong balance sheet for the first half of 2011 and a demonstrated commitment to the Funds and new product support. The Board noted Forward Management’s corporate structure and ownership interests and the commitment to Forward Management by the controlling entities of Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to combine series of the Trust when necessary.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expenses for each Fund as compared with those of other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, with the exceptions noted, Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board also noted that

107	December 31, 2011

Approval of the Investment Management Agreements (Unaudited)

overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board noted that the Advisory Agreement for the Forward Real Estate Fund reflects breakpoints in the advisory fees as the assets grow. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In addition, the Board took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that, in the future, is expected to serve as distributor for the Funds. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by Forward Management from its relationship with the Funds, such as soft dollar arrangements. In this connection, the Board noted that it receives regular reports from Forward Management regarding its soft dollar policies and usage.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement.

December 31, 2011	108

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 64	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to 2011); Director of the Foundation of City College (2006 to 2011); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	36	Chairman and Director of SIFE Trust Fund (1978 – 2002)

Donald O’Connor Age: 75	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	36	Trustee of the Advisors Series Trust (1997 to present).

DeWitt F. Bowman Age: 81	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	36	Trustee, Brandes Mutual Funds (1995 to present); Lead Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (1994 to present).

109	December 31, 2011

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Age: 62	Trustee, Nominating Committee Chairperson	Since 2009+	Director (since 2000) and President (2007-2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (2002 to 2011);Chair, The Thacher School Investment Committee (2006 to 2011); Chair, Thacher School Finance Committee (2006 - 2008); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	36	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 - 2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Age: 65	Trustee	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1997 to 2009); Vice President and Director, WildCare Bay Area (since 2008); Director, Audubon Canyon Ranch (since 2009).	36	None.

December 31, 2011	110

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 49	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director of Ring Mountain Day School (2011 to present).	36	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman, Mses. Herbert and Allecta, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as Trustee to the Trust effective January 1, 2012.

111	December 31, 2011

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Age: 62	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 101 California Street, 16th Floor San Francisco, CA 94111 Age: 64	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); Chief Legal Officer, Morgan Stanley Online (1997-2002).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Age: 63	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-1997; 2002-2005); Director of Compliance, Morgan Stanley Online (1997-2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Age: 48	Vice President Funds	Since 2009	Managing Director, Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 – 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 – 2007).

A. John Gambs*** 101 California Street, 16th Floor San Francisco, CA 94111 Age: 66		Since 2011	Trustee, Barclays Global Investors Funds (2006 to 2010); Trustee, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Investment Management (since 2009); Member, Board of Governors, San Francisco Symphony (since 2001); Director and President, New Century Chamber Orchestra (since 2010); Director, San Francisco Classical Voice (since 2011).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

***	Mr. Gambs is a member of the Advisory Board of the Trust.

December 31, 2011	112

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

113	December 31, 2011

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Banking and Finance Fund

Forward Commodity Long/Short Strategy Fund

Forward CorePlus Fund

Forward Credit Analysis Long/Short Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Extended MarketPlus Fund

Forward Focus Fund

Forward Frontier Strategy Fund

Forward Global Credit Long/Short Fund

Forward Global Infrastructure Fund

Forward Growth Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Equity Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Dividend Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward Strategic Alternatives Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Aggressive Growth Allocation Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Allocation Fund

Printed on paper containing recycled content using soy-based inks.	AR FWD003820 031513

Annual Report December 31, 2011

Forward CorePlus Fund

Forward Extended MarketPlus Fund

Forward Frontier Strategy Fund

Forward High Yield Bond Fund

Forward International Equity Fund

Forward Investment Grade Fixed-Income Fund

Forward Strategic Alternatives Fund

Forward U.S. Government Money Fund

Forward Aggressive Growth Allocation Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Allocation Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2011

1

Shareholder Update	December 31, 2011

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

The experiences of 2011—a challenging year for investors and advisors everywhere—highlighted once again why we believe so strongly that investors need access to new investment tools and modernized thinking on portfolio construction. During 2011, many strategies were undercut by:

•	Continued high volatility. By way of example, in 2011 there were 68 days when the S&P 500 moved more than 2% in one session; from 2004 to 2006, before the financial crisis, the average was 2.7 days.[1]

•	The generally low-return, low-yield environment. Finding sources for long-term growth has become more and more challenging.

•	Erratic, directionless markets. We believe the market moves we saw during 2011 were driven by external events and investors’ fearful, risk-on/risk-off reactions rather than by fundamentals.

•

Rising correlations among asset classes. The assumptions that underlie traditional portfolio diversification—for example, the belief that U.S. and international stocks will not be highly correlated—we believe no longer hold true.

Why Alternatives

In our view, the most important lesson of 2011 is that adequate exposure to alternative strategies is more crucial than ever to investors who seek to preserve and grow their assets. This may seem illogical after a year when market conditions hindered many alternative as well as traditional approaches.

But the more uncertain the climate, the more important alternatives become. It’s clear that in this environment, reliance on long-only style boxes and traditional asset allocation may put assets at high risk. Investors and advisors can no longer count on the relatively stable, generally up trending markets we saw in the 1980s and 1990s, and today they may need long/short and other strategies to help manage risk, seek income and growth, as well as for broader diversification. Helping investors pursue these new directions is what Forward is all about, and we now offer seven long/short funds and a total of twelve alternative funds in a variety of asset classes, including equity, global and domestic fixed income and real estate.

The Year in Perspective

With our wide-ranging mix of strategies, Forward Funds were certainly not immune to the past year’s market upheaval. As equity, bond, emerging market, and real estate asset classes were affected, so were our portfolios. Even when our strategies did not meet return expectations, we were often still able to help investors lower volatility and to help diversify portfolios against broad market downturns.

We also had some bright spots in our fund lineup this year, launching the Forward Commodity Long/Short Strategy Fund which was the leader for one-year, total return performance among 36 peers eligible in the “commodities general” category for the period ended December 31, 2011, according to Lipper ratings.2 And Forward Funds in the areas of long/short credit, large-cap dividend, investment-grade and high-yield bonds and real estate delivered positive results in a challenging environment.

During 2011, we expanded our offerings with new strategies in the areas of emerging market corporate debt and long/short global credit. We also introduced an enhanced, more growth-oriented version of our Tactical Growth strategy, a long/short approach that seeks to continually manage equity market exposure with the aim of reducing downside risks.

December 31, 2011	2

What Now?

The outlook for 2012 can only be described as uncertain, pending the ongoing resolution of Europe’s debt troubles and other global concerns. Still, we believe that even in the current climate, opportunities remain. We entered the year with fairly attractive valuations in equities and emerging markets; some bond sectors are also well valued and offer good risk hedges. Commodities markets have continued to offer long and short investment opportunities. Some analysts see the potential for higher dividend payouts in 2012. At the same time, our real estate team believes that the U.S. commercial real estate market is now at the beginning of a five- to seven-year uptrend, as discussed in our recent white paper, Inflection Point: The Start of a New Cycle in Real Estate?

We continue to evolve our product line, delivering on our intention to provide advisors and investors with what we believe are the best in leading-edge investment ideas and to that end, we recently launched two new mutual funds:

•	The Forward Endurance Long/Short Fund, a global, long/short equity strategy focused on companies that stand to gain or lose from disruptive new technologies across a variety of industry sectors.

•	The Forward Managed Futures Strategy Fund, which seeks exposure to the futures markets across four asset classes—commodities, currencies, equities and bonds.

Crystallizing our Vision

The other big news at Forward is the new brand we began rolling out for our firm in 2011, anchored by the tagline—The New Direction of Investing. You may have already noticed a new look and feel in many of our communications, and this spring we will also launch our new, improved website at www.forwardinvesting.com.

These changes go far beyond the cosmetic. They highlight our focus on providing access to the innovative and alternative strategies investors will need to achieve the outcomes they are seeking. With a new product map and a redesigned system of communications, we want to help investors better understand what Forward has to offer and how our strategies can enhance portfolios.

Under the banner of fwd thinking, we are also ratcheting up our thought leadership activities to help advisors and investors think about where investing is going. You can view our current library of white papers at www.forwardinvesting.com and I invite you to check them out if you haven’t already.

In closing, I want to take this opportunity to thank you for entrusting us with your assets. Ultimately, everything we do is aimed at helping our investors meet their long-term objectives. We feel privileged to be your partner in that effort, and we will continue striving to earn that privilege every day.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

1 Source: S&P 500 and Goldman Sachs Derivative Strategies, January 2012

2 Institutional share class

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

3	December 31, 2011

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Endurance Long/Short Fund)

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward Endurance Long/Short Fund, Forward Managed Futures Strategy Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. (Forward Endurance Long/Short Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward Endurance Long/Short Fund, Forward Managed Futures Strategy Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Endurance Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Endurance Long/Short Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

Investing in Exchange Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

The Forward Endurance Long/Short Fund was effective December 31, 2011 and Forward Managed Futures Strategy Fund was effective January 30, 2012 and they each have a limited operating history.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Lipper ratings, Lipper research and Lipper fund data are not intended to predict future results. This does not constitute and is not intended to constitute investment advice or an offer to sell or the solicitation of an offer to buy any security of any entity in any jurisdiction. More information is available at www.lipperweb.com. Thomson Reuters © 2012. All Rights Reserved.

Alan Reid is a registered representative of ALPS Distributors, Inc.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

© 2012 Forward Funds. All rights reserved.

December 31, 2011	4

Fund Commentary and Performance

Forward CorePlus Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward CorePlus Fund’s Institutional Class shares declined -1.14% and underperformed its benchmark, the S&P 500 Index, which returned 2.11%. The S&P 500 Growth Index returned 4.65%.

In a year that included ongoing sovereign debt concerns in Europe, political uprisings in the Middle East, and a historic Treasury debt downgrade in the U.S., markets were whipsawed, but ultimately finished the year roughly where they had begun. While the first half of the year was characterized by positive returns, fears of a “double-dip” recession in the U.S. and a global banking crisis resurfaced, leading to sharp market corrections in the second half of the year.

In this environment, the Fund declined and lagged its benchmark. The Fund employs a version of portable alpha that includes derivative contracts on the S&P 500 Index. This strategy is accompanied by a portfolio of fixed-income investments intended to provide excess return, or “alpha”. In addition, in order to diversify sources of potential excess return, the Fund allocates assets among five asset allocation strategies, based on market factors:

•	Carry trade is a strategy that captures the difference in target interest rates of different countries.

•

Equity arbitrage attempts to capture the difference in performance of certain equities, taking a short position in a basket of equities with the lowest forecasted return and a long position in equities with the highest forecasted returns.

•	Volatility arbitrage attempts to capture the difference in expected and realized volatility of certain equity securities.

•	Roll yield is a strategy that attempts to capture the mispricing of short-dated commodities contracts.

•	Rate arbitrage is a strategy that attempts to capture changes in the yield curve, inflation-protected securities premiums, or changes in term premiums.

Prior to January 20, 2011, the Fund was benchmarked to the S&P 500 Growth Index. Subsequent to January 20, 2011, the Fund employed the portable alpha stacking strategy. The Fund’s exposure to the S&P 500 Index was achieved through the use of total return swaps. These swaps performed in line with the Fund’s benchmark, which was up 2.11%. The Fund’s bond exposure represented its largest drag on performance. Carry trade and equity arbitrage also contributed to underperformance. Partially offsetting those losses, participation in the rate arbitrage and roll yield strategies benefited performance.

5	December 31, 2011

Forward CorePlus Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	6

Forward CorePlus Fund

Forward CorePlus Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-1.59%	-0.73%	1.01%	0.28%	07/01/98

Institutional Class	-1.14%	-0.49%	1.31%	7.16%	08/24/92

Class Z	-1.05%	N/A	N/A	12.77%	05/05/09

(a) Prior to January 20, 2011 the Forward CorePlus Fund was known as the Forward Large Cap Growth Fund. Prior to May 1, 2010, the Forward Large Cap Growth Fund was known as the Accessor Growth Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7	December 31, 2011

Fund Commentary and Performance

Forward Extended MarketPlus Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Extended MarketPlus Fund’s Institutional Class shares declined -4.94%. Its benchmark the Russell 2500 Index declined -2.51%.

Markets endured high levels of volatility in 2011, struggling with events ranging from a devastating earthquake and tsunami in Japan, sovereign debt concerns in Europe, unrest in the Middle East, and a Treasury debt downgrade in the U.S. As investors became increasingly risk averse, the U.S. markets, which represented a perceived “safe haven”, finished the year with generally flat returns, while international markets declined. Consistent with investors’ flight to relative safety, small- and mid-capitalization shares underperformed their large-cap peers.

In this environment, the Fund declined and lagged its benchmark. The Fund employs a version of portable alpha that includes derivative contracts on the Russell 2500 Index. This strategy is accompanied by a portfolio of fixed-income investments intended to provide excess return, or “alpha”. In addition, in order to diversify sources of potential excess return, the Fund allocates assets among five asset allocation strategies, based on market factors:

•	Carry trade is a strategy that captures the difference in target interest rates of different countries.

•

Equity arbitrage attempts to capture the difference in performance of certain equities, taking a short position in a basket of equities with the lowest forecasted return and a long position in equities with the highest forecasted returns.

•	Volatility arbitrage attempts to capture the difference in expected and realized volatility of certain equity securities.

•	Roll yield is a strategy that attempts to capture the mispricing of short-dated commodities contracts.

•	Rate arbitrage is a strategy that attempts to capture changes in the yield curve, inflation-protected securities premiums, or changes in term premiums.

For the year, the Fund’s exposure to the Russell 2500 Index was achieved through the use of total return swaps. These swaps performed in line with the Fund’s benchmark, which was down -2.51%. Exposure to bonds detracted from returns. Compounding underperformance, participation in the equity arbitrage, carry trade, and volatility arbitrage strategies also hurt results. Partially offsetting those losses, participation in the rate arbitrage and roll yield strategies benefited performance.

December 31, 2011	8

Forward Extended MarketPlus Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2011

Forward Extended MarketPlus Fund

Forward Extended MarketPlus Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-5.37%	-2.19%	5.09%	3.02%	06/24/98

Institutional Class	-4.94%	-1.74%	5.56%	8.63%	08/24/92

Class C (with CDSC)(b)	-6.90%	-2.71%	N/A	7.06%	12/30/02

Class C (without CDSC)(c)	-5.96%	-2.71%	N/A	7.06%	12/30/02

Class Z	-4.85%	N/A	N/A	16.70%	05/05/09

(a) Prior to May 1, 2011 the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund. Prior to September 20, 2010 the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	10

Fund Commentary and Performance

Forward Frontier Strategy Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Frontier Strategy Fund’s Institutional Class shares declined -20.16%. Its benchmark, the MSCI Frontier Markets Index, declined -18.38%.

For frontier markets, 2011 was a year of extreme volatility and sharp declines. Early in the year, populist uprisings and civil wars rocked the Arab world. Beginning in Tunisia, the Arab Spring quickly spread across the Middle East and North Africa. Fears that the unrest was spiraling out of control caused regional stock markets to tumble. Meanwhile, rising oil prices were a countervailing factor, rising as the unrest mounted. Indeed, the Arab nations that were a focal point of political protests were also among the greatest beneficiaries of rising oil prices. As the year progressed, other factors weighed on frontier markets. The European debt crisis, coupled with faltering global economic growth momentum, raised levels of risk aversion among investors, who abandoned riskier investment choices in a flight to quality. Concerns of a hard economic landing in China led to underperformance in commodity- and energy-sensitive markets, particularly those that are key exporters to China.

In this environment, the Fund underperformed the benchmark for the year. The Fund held overweight positions in the Gulf Cooperation Council ex-Saudi Arabia Index (comprised of Bahrain, Kuwait, Oman, Qatar and United Arab Emirates), which was beneficial. The index was down only -8.19%, a decline that outperformed the broader index. The highlight of this group was Qatar, which gained 8.23% and the only positive performing country in the MSCI Frontier Markets Index for the year. Qatar benefited from largely avoiding any sectarian or political turmoil during the Arab Spring. Our lack of exposure to Bangladesh and Ukraine both contributed to results, as these countries were down -43.57% and -45.80%, respectively, for the year, dramatically underperforming the broader index. Our relative outperformance in these areas was partially offset by lack of exposure to Tunisia and Mauritius. Despite the toppling of Tunisia’s president earlier in the year the market ended down only -8.25% for the year, outpacing the broader index. Mauritius also was a relative outperformer, declining only -1.76% for the year.

In our effort to provide style-pure frontier market exposure at a minimum cost to the Fund, we use a variety of investments, including American Depository Receipts (ADRs), Global Depository Receipts (GDRs), exchange-traded funds (ETFs) and total return swaps. The ultimate investment instrument chosen is based upon cost availability and liquidity. Total return swaps allowed the Fund to gain economic exposure to a number of different countries and regions of the frontier markets without the direct ownership of the underlying shares. The use of total return swaps was a positive contributor to the Fund’s overall performance.

11	December 31, 2011

Forward Frontier Strategy Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	12

Forward Frontier Strategy Fund

Forward Frontier Strategy Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-20.40%	N/A	N/A	-0.32%	12/31/08

Institutional Class	-20.16%	N/A	N/A	-0.17%	12/31/08

Class M(b)	N/A	N/A	N/A	-19.90%	05/02/11

Class Z	-20.00%	N/A	N/A	3.78%	05/05/09

(a) Prior to May 1, 2011 the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund. Prior to September 20, 2010 the Forward Frontier MarketStrat Fund was know as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(b) “Since Inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13	December 31, 2011

Fund Commentary and Performance

Forward High Yield Bond Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward High Yield Bond Fund’s Institutional Class shares returned 4.06%. Its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, returned 4.38%.

2011 was comprised of two very different market environments. The first half was marked by strong returns linked to healthy corporate credit fundamentals and investors’ search for excess returns in a low-interest-rate environment. Performance was resilient in the face of various global scares, including the Japanese earthquake and tsunami, deteriorating European fiscal conditions, and the Arab Spring. As expected, high-yield bonds were in high in demand, and we were well underway for another strong year. By the second half, however, investors’ sentiment reversed and market participants started de-risking their portfolios. The flight to quality was sparked by a combination of negative factors, including a full blown sovereign debt crisis in Europe, weak economic data, debt ceiling concerns and the subsequent downgrade of U.S. Treasury ratings by Standard & Poor’s. High-yield prices declined sharply in the third quarter only to partially rebound by year end.

For the year, the spread between high-yield bonds and Treasury bonds increased by 1.82%, leaving high-yield bonds with a yield that is 7.23% higher than the 10-year Treasury by year end. As investors continued to seek attractive yields, high-yield funds reported $15 billion of inflows for 2011, up from $12.5 billion in 2010. Some of the incoming cash participated in new deals in the primary market, which totaled $245.6 billion, an -18% decline from last year’s record but well above levels set in previous years. High-yield default rates remained low at 2.3% of the number of issuers and 1.8% of the total par amount.

Within the Fund, credit quality was a major driver in performance, as BB-rated bonds outperformed grade B bonds, which, in turn, were well ahead of bonds with CCC and lower ratings. Our overweighting in B-rated bonds, as well as security selection among CCC-grade issues, which helped the Fund to avoid distressed firms, proved favorable.

The Fund was rewarded for both an underweight allocation to Financials and security selection within the sector. Security selection in the food/beverage, gaming and telecommunication groups also contributed to performance.

Countering those gains, the Fund’s underweight allocation to BB-rated bonds hurt results, as these bonds were the strongest performers for the year. Security selection in the retail, building, materials and chemicals segments also detracted from performance.

Standard & Poor’s is a credit rating agency (CRA) that issues credit ratings for the debt of public and private corporations. See www.standardandpoors.com/ratings/en/us/ for more information.

S&P Rating	Grade	Risk
AAA	Investment	Lowest Risk
AA	Investment	Low Risk
A	Investment	Low Risk
BBB	Investment	Medium Risk
BB, B	Junk	High Risk
CCC/CC/C	Junk	Highest Risk
D	Junk	In Default

December 31, 2011	14

Forward High Yield Bond Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

15	December 31, 2011

Forward High Yield Bond Fund

Forward High Yield Bond Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	3.61%	5.37%	7.17%	6.31%	05/01/00

Institutional Class	4.06%	5.82%	7.56%	6.72%	05/01/00

Class C (with CDSC)(b)	2.17%	4.82%	N/A	7.22%	12/30/02

Class C (without CDSC)(c)	3.13%	4.82%	N/A	7.22%	12/30/02

Class Z	4.16%	N/A	N/A	14.93%	05/05/09

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	16

Fund Commentary and Performance

Forward International Equity Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward International Equity Fund’s Institutional Class shares declined -12.21%. Its benchmark, the MSCI EAFE + Emerging Markets Index, declined -13.43%.

2011 was a difficult year for equity investors, as the global equity markets were preoccupied with the European financial crisis. The optimism of the first quarter was dashed with the tragedy of the Japan earthquake and tsunami, and the arrival of the Arab Spring. This uncertainty, in addition to the European debt crisis, was enough to send investors to the sidelines. Emerging markets, the apparent hub of global growth, also disappointed as China noted a significant slowdown in its rate of growth. The numerous austerity measures as a result of the sovereign debt crisis appeared to portend a likely recession across Europe, despite extraordinary monetary stimulus on the part of the European Central Bank (ECB). As a result, investors became reluctant to commit additional capital, despite the inexpensive valuation levels. In general, traditionally perceived safer markets—particularly the U.S. and the UK—and sectors—Consumer Staples and Health Care—were rewarded. Similarly, lower-risk and lower-volatility stocks held up well throughout the year and led the market.

The Fund defended well in this difficult equity environment, as strong stock selection enabled the Fund to outperform its benchmark, despite negative absolute returns. The multi-dimensional stock selection process worked well through the year, with the quality and sentiment components of the process producing the greatest source of excess return.

We maintained significant exposure to several Europe-based energy companies, ENI, Statoil and Lundin Petroleum throughout the year, a decision that generated relative gains. A major discovery at the Aldous-Avaldsnes project in the North Sea proved to be of enormous benefit to these companies, as the reserve estimates continued to be raised after the initial discovery.

The Fund also benefited from strong stock selection in Telecommunication Services, which enjoyed the best total return of any sector in 2011. Two Telecom holdings won major awards for countrywide network upgrades, which led to strong returns for their stocks.

Trimming our relative gains, the Consumer Discretionary sector was challenging in 2011. While we maintained exposure similar to that of the market, our stock selection was poor. We held a large overweight in Sony, where consumer appeal has lagged and new electronics products have failed to capture attention, especially in comparison to other manufacturers in the space. Tata Motors also detracted as sales of its luxury vehicles, Land Rover and Jaguar, disappointed investors.

The Fund used stock index futures in the fourth quarter, and that added to the Fund’s return.

17	December 31, 2011

Forward International Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2011

December 31, 2011	18

Forward International Equity Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Equity Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-12.61%	-6.28%	3.82%	1.12%	07/06/98

Institutional Class	-12.21%	-5.84%	4.26%	4.00%	10/03/94

Class Z	-12.15%	N/A	N/A	12.29%	05/05/09

(a) Prior to May 1, 2010, the Forward International Equity Fund was known as the Accessor International Equity Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19	December 31, 2011

Fund Commentary and Performance

Forward Investment Grade Fixed-Income Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Investment Grade Fixed-Income Fund’s Institutional Class shares returned 8.98%. Its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, returned 8.74%.

The global financial markets were characterized by growing uncertainty and volatility during 2011, and policymakers around the world continued to be major drivers of market movements.

Most fixed income sectors that trade at a spread to Treasuries got off to a solid start in 2011, while yields on U.S. Treasuries rose amid signs of a U.S. economic recovery and concerns the Federal Reserve’s (Fed) second round of quantitative easing (QE2) might spark inflation. As the first quarter neared its close, however, global markets struggled to absorb the implications of intensified political unrest across the Arab world, rising commodity prices, and the natural disasters in Japan, and investors moved towards the perceived safety of Treasuries.

With this flight to quality, Treasury yields fell in the second and third quarters, as higher gasoline prices and lingering effects of Japan’s earthquake on global supply chains hampered U.S. growth. The U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating, and growing concerns over the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by the end of June 2012, putting downward pressure on longer-term interest rates. Following the Fed’s announcement of Operation Twist, most fixed income sectors gained through year end, as global financial markets digested improving U.S. economic data.

Amid this volatile environment, the Fund outperformed its benchmark. This outperformance was driven by tactical U.S. duration positioning throughout the year that benefited from the flight to quality. In addition, holdings of Build America Bonds and exposure to commercial mortgage-backed securities and non-Agency mortgage-backed securities contributed to performance amid strong demand and limited supply for these high-yielding sectors in the low interest rate environment. Our underweight to the corporate sector was also a positive for performance, although our security selection within Financials detracted from performance as Financials lagged the broader corporate sector due to fears of contagion from the Eurozone sovereign debt crisis.

Government and money market futures were used to adjust interest rate exposures and replicate government bond positions. These holdings contributed to performance as interest rates and interest rate expectations declined.

December 31, 2011	20

Forward Investment Grade Fixed-Income Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

21	December 31, 2011

Forward Investment Grade Fixed-Income Fund

Forward Investment Grade Fixed-Income Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	8.55%	5.20%	5.14%	5.07%	07/14/98

Institutional Class	8.98%	5.68%	5.61%	5.89%	06/15/92

Class Z	9.10%	N/A	N/A	10.90%	05/05/09

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	22

Fund Commentary and Performance

Forward Strategic Alternatives Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Strategic Alternatives Fund’s Institutional Class shares declined -2.03%. Its benchmark, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index, returned 5.28%.

Markets got off to a solid start in 2011. Three key events, though, impeded growth and led to investor concern about the health of the global economy. In March, an earthquake and tsunami struck Japan. The catastrophe generated powerful economic shockwaves, and highlighted Japan’s importance to the global economy, particularly the electronics and automotive industries. Adding to investor worries, the Arab Spring revolution spread. A Tunisian revolt led to uprisings throughout the Middle East and North Africa, ultimately leading to regime change in Egypt and Libya. Finally, in Europe, the sovereign debt crisis resurfaced. These developments induced an equities seesaw through the remainder of 2011, extending investor sentiment of “volatility fatigue” for equities in general.

The Fund’s commodity exposure contributed to absolute performance, but was nevertheless below the benchmark return. Commodities, as represented by the Dow Jones UBS Commodity Index were down -13.32%. However, the Fund invests in a long/short commodity strategy utilizing structured notes that tracks the BNP Paribas Millenium Commodities Excess Return Index, a long/short strategy, which gained 0.13% for the year. Our long/short commodities exposure was a positive contribution as it outperformed the Dow Jones UBS Commodity Index with a lower volatility of 9.89% compared to 19.45%.1 The U.S. dollar was relatively flat for the year, with U.S. Dollar Index up 1.46%. The Fund’s carry trade exposure, which is a strategy that captures the differences in interest rates of different countries, was down only modestly, given the turbulence in the currency markets primarily related to the debt turmoil in Europe. Carry trade declined -1.23%, as measured by the Barclays Intelligent Carry Index, a carry trade index of G10 currencies. Further, the U.S. dollar was also fairly steady versus emerging currencies as represented by the Federal Reserve Other Important Trading Partners Index (OITP Index), which was up 1.86%.

An important part of the Fund’s mandate is to provide low correlation to the benchmark. The Fund had a 0.54 correlation to the benchmark in 2011, which fulfills this part of our mandate. The Fund’s portfolio is targeted to achieve a volatility level of 8.5%. For the year, the Fund had slightly higher volatility, due in part to the high volatility of the real estate market. U.S. real estate was up 6.05% as represented by the Dow Jones U.S. Real Estate Index, however the Fund’s real estate exposure underperformed the Dow Jones U.S. Real Estate Index. We were forced to reduce the Fund’s exposure to real estate in August, just as volatility for the asset class spiked. Later in the year, real estate was one of the better performers, but, because the Fund had an underweight allocation, it was unable to fully participate in the rebound in the asset class. Because of this, real estate was a key driver of underperformance for the year. Commodity exposure underperformed the benchmark slightly, as well.

1 Source: Forward Management, January 2012

23	December 31, 2011

Forward Strategic Alternatives Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2011

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	24

Forward Strategic Alternatives Fund

Forward Strategic Alternatives Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-2.25%	N/A	N/A	2.76%	12/31/08

Institutional Class	-2.03%	N/A	N/A	-1.44%	01/29/08

Class Z	-1.88%	N/A	N/A	5.12%	05/05/09

(a) Prior to May 1, 2010, the Forward Strategic Alternatives Fund was known as the Accessor Strategic Alternatives Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25	December 31, 2011

Fund Commentary and Performance

Forward U.S. Government Money Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward U.S. Government Money Fund’s Institutional Class shares returned 0.01%. Its benchmark, the Citigroup 3-Month Treasury Bill Index, returned 0.08%.

U.S. economic growth in 2011 was impacted by stubbornly high unemployment levels, a difficult housing market, and rising inflation that caused food and energy prices to crimp consumer spending. The European sovereign debt crisis, combined with the U.S. Federal debt ceiling battle and ensuing U.S. debt downgrade by Standard & Poor’s, caused widespread global concern, placing further pressure on the money market yield curve. In addition, the Federal Reserve stated that the Fed Funds target rate, which has been unchanged since 2008, would remain in a range of 0.00% to 0.25% through late 2014. In this environment, money market rates continued to be compressed.

Although the three-month LIBOR rate increased from 0.30% at the start of the year to 0.58% at the end of the year, in general, most government rates declined. The rates for one-year U.S. Government Agency paper decreased from 0.40% to 0.23% in 2011, while three-month Treasury Bills decreased from 0.13% to about 0.015%.

In 2011, we continued structuring the maturities of the portfolio in a “bond laddered” fashion and diversified the portfolio by issuer and security type. The Fund maintained a relatively high weighted-average maturity, which has benefited the portfolio as longer-dated paper has outperformed shorter maturities. During the year, the Fund invested more heavily in commercial paper. Because high-quality commercial paper yields offered levels that were attractively priced relative to government and Treasury rates, the allocation to commercial paper was maintained in the portfolio, ending the year at approximately 12% of Fund assets.

Moody’s Investors Service is an independent, unaffiliated research company that rates fixed income securities and assigns ratings on the basis of risk and the borrower’s ability to make interest payments.

Moody’s Rating	Grade	Risk
Aaa	Investment	Lowest Risk
Aa/A	Investment	Low Risk
Baa	Investment	Medium Risk
Ba/B	Junk	High Risk
Caa/Ca	Junk	Highest Risk
C	Junk	In Default

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions)	Rating	Ability to Repay Short-Term Debt Obligations
P-1 Issuers	Prime-1	Superior
P-2 Issuers	Prime-2	Strong
P-3 Issuers	Prime-3	Acceptable
NP Issuers	Not Prime	Do not fall within any of the Prime rating categories

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider. See www.moodys.com/researchandratings for more information.

December 31, 2011	26

Forward U.S. Government Money Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2011

Credit Quality as of December 31, 2011
U.S. Government and Agency	51.77%

Aaa	36.99%

P-1	11.24%

These allocations may not reflect the current or future position of the portfolio.

Credit ratings are credit quality evaluations of bonds and notes made by independent rating services. A higher bond rating generally lowers the interest rate that the borrower must pay and, therefore, overall capital costs.

Source: Data depicted is for all credit ratings as denoted by Moody’s Investor Services, 12/31/11.

Forward U.S. Government Money Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	0.01%	1.23%	1.43%	2.16%	07/29/98

Institutional Class	0.01%	1.44%	1.75%	3.09%	04/09/92

Class A	0.01%	1.33%	N/A	1.72%	09/29/03

Class C (with CDSC)(b)	-0.99%	1.02%	N/A	1.27%	12/30/02

Class C (without CDSC)(c)	0.01%	1.02%	N/A	1.27%	12/30/02

Class Z	0.01%	N/A	N/A	1.59%	01/04/07

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

27	December 31, 2011

Fund Commentary and Performance

Forward Aggressive Growth Allocation Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Aggressive Growth Allocation Fund’s Institutional Class shares declined -7.21% and underperformed its benchmark, the S&P 500 Index, which returned 2.11%.

Although equities started the year on a positive note, 2011 proved to be a difficult year for equity investors. For the first three months of the year, markets generally delivered solid gains. The optimism of the first quarter was dashed, though, with the tragedy of the Japan earthquake and tsunami, and the arrival of the Arab Spring. This uncertainty, in addition to the European sovereign debt crisis, rocked markets and quelled investors’ appetite for risk. Emerging markets, the apparent hub of global growth, disappointed as China noted a significant slowdown in its rate of growth. The numerous austerity measures as a result of the sovereign debt crisis appeared to portend a likely recession across Europe, despite extraordinary monetary stimulus on the part of the European Central Bank. As a result, investors became reluctant to commit additional capital, despite the inexpensive valuation levels. In general, traditionally safer markets—particularly the U.S. and the UK—and sectors—Consumer Staples and Health Care—were rewarded. Similarly, lower-risk and lower-volatility stocks held up well throughout the year and led the market.

The Fund’s exposure to risk assets, including international and small cap equities, was a key detractor from performance. We reduced this exposure in the second half of the year. International equities, particularly those in emerging and frontier markets, detracted from performance. The MSCI EAFE + Emerging Markets Index, which combines developed and emerging markets, declined -13.43%, and the MSCI Frontier Markets Index declined -18.38%, trailing the 2.11% return of the S&P 500 Index. Small-to mid-cap stocks, as measured by the Russell 2500 Index, declined -2.51%. Compounding the underperformance, the Forward CorePlus Fund and Forward Extended MarketPlus Fund underperformed their benchmarks.

Those management-driven losses were partially offset by the Forward International Equity Fund, which outperformed its benchmark. Exposure to large-capitalization markets helped performance during the year, as the S&P 500 Index’s 2.11% return was the sole positive benchmark return.

Despite market volatility, corporate profits continue to rise globally. We believe fear of a sustained, severe equity market price decline is misplaced. Expansion of money supply in Europe, more accommodative money policy in China, and improving economic data in the U.S. all lead us to believe that the bull/bear stalemate should be resolved to the upside. We intend to be appropriately positioned to deliver this return to our shareholders.

December 31, 2011	28

Forward Aggressive Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward CorePlus Fund — Forward Management	304	53.44%
Forward International Equity Fund — Lazard Asset Management	187	24.12%
Forward Extended MarketPlus Fund — Forward Management	196	7.62%
Forward Frontier Strategy Fund — Forward Management	148	7.30%
Forward Select EM Dividend Fund — Forward Management	60	2.56%	(a)
Forward Strategic Alternatives Fund — Forward Management	80	2.43%
Forward Emerging Markets Fund — Pictet Asset Management Ltd.	131	1.46%	(a)
Short-Term Bank Debt Instruments & Net Cash	—	1.07%
		100.00%

(a) The Forward Select EM Dividend Fund and the Forward Emerging Markets Funds’ December 31, 2011 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

29	December 31, 2011

Forward Aggressive Growth Allocation Fund

Forward Aggressive Growth Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-7.72%	-4.77%	1.46%	-0.28%	12/27/00

Institutional Class	-7.21%	-4.28%	1.97%	0.22%	12/27/00

Class A (load adjusted)(b)	-12.86%	-5.74%	N/A	2.19%	09/29/03

Class A (without load)(c)	-7.54%	-4.61%	N/A	2.92%	09/29/03

Class C (with CDSC)(d)	-9.02%	-5.23%	N/A	3.75%	12/30/02

Class C (without CDSC)(e)	-8.13%	-5.23%	N/A	3.75%	12/30/02

(a) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	30

Fund Commentary and Performance

Forward Balanced Allocation Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Balanced Allocation Fund’s Institutional Class shares declined -2.84%. Its benchmark, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index, returned 5.28%.

2011 was a difficult year for equity investors, as the global equity markets were preoccupied with the European financial crisis. The optimism of the first quarter was dashed with the tragedy of the Japan earthquake and tsunami, and the arrival of the Arab Spring. This uncertainty, in addition to the European debt crisis, sent investors to the sidelines. Emerging markets also disappointed as China noted a significant slowdown in its rate of growth. The numerous austerity measures as a result of the sovereign debt crisis appeared to portend a likely recession across Europe, despite extraordinary monetary stimulus on the part of the European Central Bank. In general, traditionally safer markets—particularly the U.S. and the UK—and sectors—Consumer Staples and Health Care—were rewarded. Similarly, lower-risk and low-volatility stocks held up well throughout the year and led the market.

Fixed income sectors generally delivered solid returns in 2011. As the year began, yields on U.S. Treasuries rose amid signs of a U.S. economic recovery and concerns the Federal Reserve’s (Fed) second round of quantitative easing (QE2) might spark inflation. As markets struggled to absorb the implications of the Arab Spring, rising commodity prices, and the natural disasters in Japan, investors moved towards the perceived safety of Treasuries. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by June 2012, putting downward pressure on longer-term interest rates. Following the Fed’s announcement, most fixed income sectors gained through the end of the year, as global financial markets digested improving U.S. economic data.

The Fund’s exposure to equities versus bonds, and to high-yield bonds versus investment-grade issues, detracted from performance. During the second half of the year, we reduced this exposure. For the year, U.S. equity exposure, as measured by the S&P 500 Index, returned 2.11%. International equities, in particular, trailed, as measured by the -13.43% decline of the MSCI EAFE + Emerging Markets Index, which combines developed and emerging markets. Our allocation to the high-yield bond market hurt results, with a return of 4.38%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. Management-driven losses included underperformance in the Forward CorePlus Fund and Forward High Yield Bond Fund.

The Fund benefited from its exposure to investment-grade bonds, as measured by the Barclays Capital U.S. Government/Credit Bond Index, which returned 8.74%. Performance in the Forward International Equity Fund and Forward Investment Grade Fixed-Income Fund, which both outperformed their benchmarks, also contributed to returns.

We added the Forward Commodity Long/Short Strategy Fund during the year to the portfolio. Our commodity allocation gained 10% in 2011, outperforming the benchmark, and therefore having a positive contribution to performance.

31	December 31, 2011

Forward Balanced Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward CorePlus Fund — Forward Management	304	31.56%
Forward High Yield Bond Fund — First Western Capital Management Co.	90	18.45%
Forward Investment Grade Fixed-Income Fund — Pacific Investment Management Co.	107	18.40%
Forward International Equity Fund — Lazard Asset Management	187	10.49%
Forward Commodity Long/Short Strategy Fund — Forward Management	301	5.70%	(a)
Forward Frontier Strategy Fund — Forward Management	148	5.11%
Forward Strategic Alternatives Fund — Forward Management	80	5.08%
Forward Extended MarketPlus Fund — Forward Management	196	3.57%
Forward EM Corporate Debt Fund — SW Asset Management, LLC	51	2.22%	(a)
Forward Select EM Dividend Fund — Forward Management	60	0.95%	(a)
Forward Emerging Markets Fund — Pictet Asset Management Ltd.	131	0.59%	(a)
Net Other Assets & Liabilities	—	-2.12%
		100.00%

(a) The Forward Commodity Long/Short Strategy Fund, the Forward EM Corporate Debt Fund, the Forward Select EM Dividend Fund and the Forward Emerging Markets Fund’s December 31, 2011 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	32

Forward Balanced Allocation Fund

Forward Balanced Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-3.34%	-0.23%	3.09%	2.32%	12/27/00

Institutional Class	-2.84%	0.28%	3.60%	2.83%	12/27/00

Class A (load adjusted)(b)	-8.80%	-1.27%	N/A	2.92%	09/29/03

Class A (without load)(c)	-3.21%	-0.09%	N/A	3.66%	09/29/03

Class C (with CDSC)(d)	-4.76%	-0.74%	N/A	3.94%	12/30/02

Class C (without CDSC)(e)	-3.84%	-0.74%	N/A	3.94%	12/30/02

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

33	December 31, 2011

Fund Commentary and Performance

Forward Growth & Income Allocation Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Growth & Income Allocation Fund’s Institutional Class shares declined -3.22%. Its benchmark, which consists of 40% Barclays Capital U.S. Aggregate Bond Index and 60% S&P 500 Index, returned 4.69%.

2011 was a difficult year for equity investors, as the global equity markets were preoccupied with the European financial crisis. The optimism of the first quarter was dashed with the tragedy of the Japan earthquake and tsunami, and the arrival of the Arab Spring. This uncertainty, in addition to the European debt crisis, sent investors to the sidelines. Emerging markets also disappointed as China noted a significant slowdown in its rate of growth. The numerous austerity measures as a result of the sovereign debt crisis appeared to portend a likely recession across Europe, despite extraordinary monetary stimulus on the part of the European Central Bank. In general, traditionally safer markets—particularly the U.S. and the UK—and sectors—Consumer Staples and Health Care—were rewarded. Similarly, lower-risk and lower-volatility stocks held up well throughout the year and led the market.

Fixed income sectors generally delivered solid returns in 2011. As the year began, yields on U.S. Treasuries rose amid signs of a U.S. economic recovery and concerns the Federal Reserve’s (Fed) second round of quantitative easing (QE2) might spark inflation. As markets struggled to absorb the implications of the Arab Spring, rising commodity prices, and the natural disasters in Japan, investors moved towards the perceived safety of Treasuries. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by June 2012, putting downward pressure on longer-term interest rates. Following the Fed’s announcement, most fixed income sectors gained through the end of the year, as global financial markets digested improving U.S. economic data.

The Fund’s exposure to risk assets, including international and small cap equities, was a key detractor from performance. We reduced this exposure in the second half of the year. The MSCI EAFE + Emerging Markets Index, which combines developed and emerging markets, declined -13.43%. Small-to mid-cap stocks, as measured by the Russell 2500 Index, declined -2.51%. Management-driven losses included underperformance in the Forward CorePlus Fund and Forward High Yield Bond Fund.

Our allocation to the high-yield bond market benefited returns, as the segment outperformed the benchmark with a return of 4.38%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. Performance in the Forward International Equity Fund, which outperformed its benchmark, also contributed to returns.

We added the Forward Commodity Long/Short Strategy Fund during the year to the portfolio. Our commodity allocation gained 10% in 2011, outperforming the benchmark, and therefore having a positive contribution to performance.

December 31, 2011	34

Forward Growth & Income Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward CorePlus Fund — Forward Management	304	35.97%
Forward Investment Grade Fixed-Income Fund — Pacific Investment Management Co.	107	15.12%
Forward High Yield Bond Fund — First Western Capital Management Co.	90	14.46%
Forward International Equity Fund — Lazard Asset Management	187	12.05%
Forward Extended MarketPlus Fund — Forward Management	196	3.52%
Forward Commodity Long/Short Strategy Fund — Forward Management	301	5.58%	(a)
Forward Frontier Strategy Fund — Forward Management	148	5.37%
Forward Strategic Alternatives Fund — Forward Management	80	5.36%
Forward EM Corporate Debt Fund — SW Asset Management, LLC	51	1.80%	(a)
Forward Select EM Dividend Fund — Forward Management	60	1.44%	(a)
Forward Emerging Markets Fund — Pictet Asset Management Ltd.	131	0.63%	(a)
Short-Term Bank Debt Instruments & Net Cash	—	-1.30%
		100.00%

(a) The Forward Commodity Long/Short Strategy Fund, the Forward EM Corporate Debt Fund, the Forward Select EM Dividend Fund and the Forward Emerging Markets Fund’s December 31, 2011 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

35	December 31, 2011

Forward Growth & Income Allocation Fund

Forward Growth & Income Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-3.74%	-1.13%	2.80%	1.85%	12/27/00

Institutional Class	-3.22%	-0.64%	3.31%	2.35%	12/27/00

Class A (load adjusted)(b)	-9.12%	-2.14%	N/A	2.84%	09/29/03

Class A (without load)(c)	-3.59%	-0.98%	N/A	3.58%	09/29/03

Class C (with CDSC)(d)	-5.13%	-1.63%	N/A	3.99%	12/30/02

Class C (without CDSC)(e)	-4.19%	-1.63%	N/A	3.99%	12/30/02

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	36

Fund Commentary and Performance

Forward Growth Allocation Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Growth Allocation Fund’s Institutional Class shares declined -5.39%. Its benchmark, which consists of 20% Barclays Capital U.S. Aggregate Bond Index and 80% S&P 500 Index, returned 3.45%.

2011 was a difficult year for equity investors, as the global equity markets were preoccupied with the European financial crisis. The optimism of the first quarter was dashed with the tragedy of the Japan earthquake and tsunami, and the arrival of the Arab Spring. This uncertainty, in addition to the European debt crisis, sent investors to the sidelines. Emerging markets also disappointed as China noted a significant slowdown in its rate of growth. The numerous austerity measures as a result of the sovereign debt crisis appeared to portend a likely recession across Europe, despite extraordinary monetary stimulus on the part of the European Central Bank. In general, traditionally safer markets—particularly the U.S. and the UK—and sectors—Consumer Staples and Health Care—were rewarded. Similarly, lower-risk and lower-volatility stocks held up well throughout the year and led the market.

Fixed income sectors generally delivered solid returns in 2011. As the year began, yields on U.S. Treasuries rose amid signs of a U.S. economic recovery and concerns the Federal Reserve’s (Fed) second round of quantitative easing (QE2) might spark inflation. As markets struggled to absorb the implications of the Arab Spring, rising commodity prices, and the natural disasters in Japan, investors moved towards the perceived safety of Treasuries. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by June 2012, putting downward pressure on longer-term interest rates. Following the Fed’s announcement, most fixed income sectors gained through the end of the year, as global financial markets digested improving U.S. economic data.

The Fund’s exposure to risk assets, including international and small cap equities, was a key detractor from performance. We reduced this exposure in the second half of the year. The MSCI EAFE + Emerging Markets Index, which combines developed and emerging markets, declined -13.43%. Small-to mid-cap stocks, as measured by the Russell 2500 Index, declined -2.51%. Compounding the underperformance, the Forward CorePlus Fund and Forward High Yield Bond Fund underperformed their benchmarks.

Our allocation to the high-yield bond market outperformed the benchmark with a return of 4.38%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. Exposure to large-capitalization U.S. markets also contributed to performance, as these securities delivered 2.11%, as measured by the S&P 500 Index. Management-driven gains came from the Forward International Equity Fund, which outperformed its benchmark.

We added the Forward Commodity Long/Short Strategy Fund during the year to the portfolio. Our commodity allocation gained 10% in 2011, outperforming the benchmark, and therefore having a positive contribution to performance.

37	December 31, 2011

Forward Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward CorePlus Fund — Forward Management	304	46.92%
Forward International Equity Fund — Lazard Asset Management	187	16.66%
Forward High Yield Bond Fund — First Western Capital Management Co.	90	12.22%
Forward Commodity Long/Short Strategy Fund — Forward Management	301	5.28%	(a)
Forward Strategic Alternatives Fund — Forward Management	80	5.09%
Forward Frontier Strategy Fund — Forward Management	148	4.92%
Forward Extended MarketPlus Fund — Forward Management	196	4.27%
Forward Select EM Dividend Fund — Forward Management	60	2.76%	(a)
Forward EM Corporate Debt Fund — SW Asset Management, LLC	51	1.74%	(a)
Forward Emerging Markets Fund — Pictet Asset Management Ltd.	131	0.49%	(a)
Short-Term Bank Debt Instruments & Net Cash	—	-0.35%
		100.00%

(a) The Forward Commodity Long/Short Strategy Fund, the Forward EM Corporate Debt Fund, the Forward Select EM Dividend Fund and the Forward Emerging Markets Fund’s December 31, 2011 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	38

Forward Growth Allocation Fund

Forward Growth Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-5.82%	-2.80%	2.44%	1.02%	12/27/00

Institutional Class	-5.39%	-2.34%	2.94%	1.52%	12/27/00

Class A (load adjusted)(b)	-11.16%	-3.80%	N/A	2.77%	09/29/03

Class A (without load)(c)	-5.73%	-2.66%	N/A	3.50%	09/29/03

Class C (with CDSC)(d)	-7.19%	-3.30%	N/A	4.23%	12/30/02

Class C (without CDSC)(e)	-6.31%	-3.30%	N/A	4.23%	12/30/02

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

39	December 31, 2011

Fund Commentary and Performance

Forward Income & Growth Allocation Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Income & Growth Allocation Fund’s Institutional Class shares declined -0.66%. Its benchmark, which consists of 70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index, returned 6.38%.

2011 was a difficult year for equity investors, as the global equity markets were preoccupied with the European financial crisis. The optimism of the first quarter was dashed with the tragedy of the Japan earthquake and tsunami, and the arrival of the Arab Spring. This uncertainty, in addition to the European debt crisis, sent investors to the sidelines. Emerging markets also disappointed as China noted a significant slowdown in its rate of growth. The numerous austerity measures as a result of the sovereign debt crisis appeared to portend a likely recession across Europe, despite extraordinary monetary stimulus on the part of the European Central Bank. In general, traditionally safer markets—particularly the U.S. and the UK—and sectors—Consumer Staples and Health Care—were rewarded. Similarly, lower-risk and lower-volatility stocks held up well throughout the year and led the market.

Fixed income sectors generally delivered solid returns in 2011. As the year began, yields on U.S. Treasuries rose amid signs of a U.S. economic recovery and concerns the Federal Reserve’s (Fed) second round of quantitative easing (QE2) might spark inflation. As markets struggled to absorb the implications of the Arab Spring, rising commodity prices, and the natural disasters in Japan, investors moved towards the perceived safety of Treasuries. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by June 2012, putting downward pressure on longer-term interest rates. Following the Fed’s announcement, most fixed income sectors gained through the end of the year, as global financial markets digested improving U.S. economic data.

The Fund’s exposure to equities versus bonds detracted from relative performance as measured by the S&P 500 Index, which returned 2.11%. International equities, in particular, trailed, as measured by the -13.43% decline of the MSCI EAFE + Emerging Markets Index, which combines developed and emerging markets. Our allocation to the high-yield bond market also detracted from results, with a return of 4.38%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. During the second half of the year, we reduced our exposure to equities and high-yield bonds. Management-driven losses included underperformance in the Forward CorePlus Fund and Forward High Yield Bond Fund.

The Fund benefited from its exposure to investment grade bonds, as measured by the Barclays Capital U.S. Government/Credit Bond Index, which returned 8.74%. Performance in the Forward Investment Grade Fixed-Income Fund, which outperformed its benchmark, also contributed to returns.

We added the Forward Commodity Long/Short Strategy Fund during the year to the portfolio. Our commodity allocation gained 10% in 2011, outperforming the benchmark, and therefore having a positive contribution to performance.

December 31, 2011	40

Forward Income & Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund — Pacific Investment Management Co.	107	35.29%
Forward High Yield Bond Fund — First Western Capital Management Co.	90	20.02%
Forward CorePlus Fund — Forward Management	304	22.70%
Forward Strategic Alternatives Fund — Forward Management	80	7.75%
Forward International Equity Fund — Lazard Asset Management	187	6.11%
Forward EM Corporate Debt Fund — SW Asset Management, LLC	51	2.88%	(a)
Forward Frontier Strategy Fund — Forward Management	148	2.59%
Forward Extended MarketPlus Fund — Forward Management	196	1.66%
Forward Emerging Markets Fund — Pictet Asset Management Ltd.	131	0.74%	(a)
Forward Select EM Dividend Fund — Forward Management	60	0.33%	(a)
Forward U.S. Government Money Fund — Forward Management	26	0.00%	(b)
Short-Term Bank Debt Instruments & Net Cash	—	-0.07%
		100.00%

(a) The Forward EM Corporate Debt Fund, the Forward Emerging Markets Fund and the Forward Select EM Dividend Fund’s December 31, 2011 Annual Report may be obtained at www.forwardinvesting.com.

(b) Less than 0.005%.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

41	December 31, 2011

Forward Income & Growth Allocation Fund

Forward Income & Growth Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	-1.17%	1.11%	3.23%	2.83%	12/27/00

Institutional Class	-0.66%	1.62%	3.74%	3.34%	12/27/00

Class A (load adjusted)(b)	-6.71%	0.06%	N/A	2.71%	09/29/03

Class A (without load)(c)	-1.02%	1.25%	N/A	3.45%	09/29/03

Class C (with CDSC)(d)	-2.61%	0.61%	N/A	3.41%	12/30/02

Class C (without CDSC)(e)	-1.65%	0.61%	N/A	3.41%	12/30/02

(a) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund was known as the Accessor Income & Growth Allocation Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2011	42

Fund Commentary and Performance

Forward Income Allocation Fund

As of December 31, 2011

For the year ended December 31, 2011, the Forward Income Allocation Fund’s Institutional Class shares returned 5.79% and underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 7.84%.

2011 was comprised of two very different market environments. Most fixed income sectors got off to a solid start for the year, and yields on U.S. Treasuries rose amid signs of a U.S. economic recovery and concerns the Federal Reserve’s (Fed) second round of quantitative easing (QE2) might spark inflation. As the first quarter neared its close, however, global markets struggled to absorb the implications of intensified political unrest across the Arab world, rising commodity prices, and the natural disasters in Japan, and investors moved towards the perceived safety of Treasuries.

With this flight to quality, Treasury yields fell, as higher gasoline prices and lingering effects of Japan’s earthquake on global supply chains hampered U.S. economic growth. The U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating, and growing concerns over the sovereign debt crisis in Europe heightened investors’ wariness and boosted demand for Treasuries. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by the end of June 2012, putting downward pressure on longer-term interest rates. Following the Fed’s announcement of Operation Twist, most fixed income sectors gained through the end of the year, as global financial markets digested improving U.S. economic data. For the year, the spread between high-yield bonds and Treasury bonds increased by 1.82%, leaving high yield bonds with a yield that is 7.23% higher than the 10-year Treasury by year end.

Our allocation to the high-yield bond market was the most significant detractor from relative performance, as this segment underperformed the benchmark with a return of 4.38%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. In the second half of the year, we reduced this allocation. Performance in the Forward Investment Grade Fixed-Income Fund contributed modestly, and helped to offset the nominal underperformance of the Forward High Yield Bond Fund for the year.

We added the Forward EM Corporate Debt Fund to the portfolio this year. While, the performance of this asset class was in line with the overall benchmark, the Fund underperformed its benchmark, detracting from performance.

43	December 31, 2011

Forward Income Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund — Pacific Investment Management Co.	107	77.50%
Forward High Yield Bond Fund — First Western Capital Management Co.	90	20.56%
Forward EM Corporate Debt Fund — SW Asset Management, LLC	51	3.90%	(a)
Short-Term Bank Debt Instruments & Net Cash	—	-1.96%
		100.00%

(a) The Forward EM Corporate Debt Fund’s December 31, 2011 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2011	44

Forward Income Allocation Fund

Forward Income Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2011
Investor Class	5.26%	4.10%	3.78%	3.93%	12/27/00

Institutional Class	5.79%	4.62%	4.29%	4.45%	12/27/00

Class A (load adjusted)(b)	1.63%	3.57%	N/A	3.33%	09/29/03

Class A (without load)(c)	5.59%	4.37%	N/A	3.81%	09/29/03

Class C (with CDSC)(d)	3.76%	3.58%	N/A	3.10%	12/30/02

Class C (without CDSC)(e)	4.76%	3.58%	N/A	3.10%	12/30/02

(a) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(b) Includes the effect of the maximum 3.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardinvesting.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2011. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2011 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

45	December 31, 2011

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Forward Commodity Long/Short Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward CorePlus Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward EM Corporate Debt Fund

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

December 31, 2011	46

Investment Glossary

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Extended MarketPlus Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Frontier Strategy Fund

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Forward High Yield Bond Fund

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Forward International Equity Fund

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Investment Grade Fixed-Income Fund

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

47	December 31, 2011

Investment Glossary

Forward Strategic Alternatives Fund

The use of derivative instruments involves risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in Exchange Traded Funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Investing in the real estate industry or real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. The risks may also affect the value of equities that service the real estate sector.

Forward U.S. Government Money Fund

An investment in the Forward U.S. Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Forward Aggressive Growth Allocation Fund

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying Fund risk disclosures.

Forward Balanced Allocation Fund

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying Fund risk disclosures.

Forward Growth & Income Allocation Fund

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying Fund risk disclosures.

December 31, 2011	48

Investment Glossary

Forward Growth Allocation Fund

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying Fund risk disclosures.

Forward Income & Growth Allocation Fund

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying Fund risk disclosures.

Forward Income Allocation Fund

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying Fund risk disclosures.

Fund Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays Capital U.S. Government/Credit Bond Index: The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher.

Barclays Capital Intelligent Carry Index: The Barclays Capital Intelligent Carry Index reflects the total return captured from a strategy of investing in a pool of high-yielding currencies commonly referred to as the G10 currencies.

BofA Merrill Lynch U.S. High Yield Master II Index: The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar denominated corporate bonds issued in the U.S. domestic market.

BNP Paribas Millenium Commodities Excess Return Index: The BNP Paribas Millenium Commodities Excess Return Index is a quantitative strategy designed to generate positive returns through dynamic allocation across a diversified commodity universe

Citigroup 3-Month Treasury Bill Index: The Citigroup 3- Month Treasury Bill Index is designed to measure the return of the 3-month Treasury bills.

Dow Jones UBS Commodity Index: The Dow Jones UBS Commodity Index is a broadly diversified index that allows investors to track commodity futures.

Dow Jones U.S. Real Estate Index: The Dow Jones U.S. Real Estate Index represents Real Estate Investment Trusts (REIT) and other companies that invest directly or indirectly in real estate through development, management or ownership, including property agencies.

49	December 31, 2011

Investment Glossary

Federal Reserve Other Important Trading Partners (OITP) Index: The Federal Reserve Other Important Trading Partners (OITP) Index is a weighted average of the foreign exchange values of the U.S. dollar against a subset of currencies in the broad index that do not circulate widely outside the country of issue.

MSCI EAFE (Europe, Australasia, Far East) + Emerging Markets Index: The MSCI EAFE + Emerging Markets Index is an unmanaged index of 44 developed (excluding the U.S. and Canada and including Japan, the United Kingdom, Germany and France) and emerging market countries. The U.S. dollar is used as the base currency.

MSCI Frontier Markets Index: The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets.

Russell 2500 Index: The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index: The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

S&P 500 Growth Index: The S&P 500 Growth Index is an unmanaged index of growth stocks in the S&P 500 Index. Large capitalization growth stocks are the stocks within the S&P 500 Index that generally have high expected earnings growth and higher than average price-to-book ratios.

Balanced Allocation Blended Index (50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index): As stated in the prospectus, the Balanced Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index.

Growth Allocation Blended Index (20% Barclays Capital U.S. Aggregate Bond Index and 80% S&P 500 Index): As stated in the prospectus, the Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 20% Barclays Capital U.S. Aggregate Bond Index and 80% S&P 500 Index.

Growth & Income Allocation Blended Index (40% Barclays Capital U.S. Aggregate Bond Index and 60% S&P 500 Index): As stated in the prospectus, the Growth & Income Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 40% Barclays Capital U.S. Aggregate Bond Index and 60% S&P 500 Index.

Income & Growth Allocation Blended Index (70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index): As stated in the prospectus, the Income & Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index.

Strategic Alternatives Blended Index (50% Barclays Capital U.S. Aggregate Bond Index/50% S&P 500 Index): As stated in the prospectus, the Strategic Alternatives Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index.

U.S. Dollar Index: The U.S. Dollar Index is a measure of the value of the U.S. dollar relative to majority of its most significant trading partners.

One cannot invest directly in an index.

Appendix—Glossary of Terms

Absolute Return is the return that an asset achieves over a certain period of time.

Alpha is a coefficient measuring risk-adjusted performance.

American Depositary Receipt (ADR) is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange.

Arab Spring is a wave of demonstrations and protests occurring in the Arab world that began in December 2010.

Bond Laddering is a portfolio management strategy and model for investing in fixed income that involves purchasing multiple bonds, each with different maturity dates, in order to achieve varying goals.

December 31, 2011	50

Investment Glossary

Carry Trade is a technique to borrow at a low interest rate and invest in an asset that provides a higher rate of return.

Commercial Paper is uncollateralized loans obtained by companies, usually on a short-term basis.

Correlation is a statistical measure of how two securities move in relation to each other.

Credit Quality informs investors of a bond or bond portfolio’s credit worthiness, or risk of default.

Derivatives are securities whose price is dependent upon or derived from one or more underlying assets.

Double-Dip Recession refers to a recession followed by a short-lived recovery, followed by another recession. It occurs when gross domestic product (GDP) growth slides back to negative after a quarter or two of positive growth.

European Central Bank is the central bank responsible for the monetary system of the European Union (EU) as well as monetary policy and the euro currency.

Exchange-Traded Fund is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Federal Reserve is the central bank of the United States; responsible for regulating the U.S. monetary and financial system.

Fed Funds Target Rate is the interest rate charged by one depository institution on an overnight sale of balances at the Federal Reserve to another depository institution, as determined by the Federal Open Market Committee (FOMC) of the Federal Reserve.

G10 or Group of Ten are eleven industrialized nations that meet on an annual basis to consult each other, debate and cooperate on international financial matters. The member countries are: France, Germany, Belgium, Italy, Japan, the Netherlands, Sweden, the United Kingdom, the United States and Canada, with Switzerland playing a minor role.

Global Depositary Receipt (GDR) is a bank certificate issued in more than one country for shares in a foreign company.

Investment Grade refers to the quality of credit and indicates that a company or bond has a relatively low risk of default.

LIBOR is the London Interbank Offered Rate (LIBOR) and it is the interest rate one bank charges another for a loan.

Portable Alpha is a strategy in which investments are made in areas that have little to no correlation with the market.

Quantitative Easing (QE and QE2) refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Roll Yield is the difference in the price of futures contracts as the nearby contract approaches expiration and the position must be rolled to the next contract.

Sovereign Debt is the total amount owed to the holders of the sovereign bonds or bonds issued by a national government.

Standard & Poor’s (S&P) is a financial services company that rates stocks and corporate and municipal bonds according to risk profiles.

Structured Notes are debt obligations that also contain an embedded derivative component with characteristics that adjust the security’s risk/return profile.

Total Return Swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

U.S. Treasuries are marketable U.S. government debt securities with a fixed interest rate and a maturity between one and 10 years. Treasury notes can be bought either directly from the U.S. government or through a bank.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

51	December 31, 2011

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD COREPLUS FUND
Investor Class
Actual	$1,000.00	$927.40	1.24%	$6.02

Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31
Institutional Class
Actual	$1,000.00	$930.00	0.84%	$4.09

Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
Class Z
Actual	$1,000.00	$930.00	0.74%	$3.60

Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

December 31, 2011	52

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD EXTENDED MARKETPLUS FUND
Investor Class
Actual	$1,000.00	$871.30	1.36%	$6.41

Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92
Institutional Class
Actual	$1,000.00	$873.50	0.96%	$4.53

Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89
Class C
Actual	$1,000.00	$868.90	1.85%	$8.71

Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40
Class Z
Actual	$1,000.00	$873.80	0.83%	$3.92

Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

FORWARD FRONTIER STRATEGY FUND
Investor Class
Actual	$1,000.00	$847.80	1.55%	$7.22

Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Institutional Class
Actual	$1,000.00	$849.70	1.26%	$5.87

Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Class M
Actual	$1,000.00	$849.70	1.26%	$5.87

Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Class Z
Actual	$1,000.00	$849.90	1.14%	$5.32

Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

53	December 31, 2011

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD HIGH YIELD BOND FUND
Investor Class
Actual	$1,000.00	$988.80	1.28%	$6.42

Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51
Institutional Class
Actual	$1,000.00	$990.10	0.84%	$4.21

Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
Class C
Actual	$1,000.00	$985.60	1.74%	$8.71

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Class Z
Actual	$1,000.00	$990.60	0.74%	$3.71

Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

FORWARD INTERNATIONAL EQUITY FUND
Investor Class
Actual	$1,000.00	$823.30	1.81%	$8.32

Hypothetical	$1,000.00	$1,016.08	1.81%	$9.20
Institutional Class
Actual	$1,000.00	$825.60	1.36%	$6.26

Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92
Class Z
Actual	$1,000.00	$825.70	1.29%	$5.94

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56

FORWARD INVESTMENT GRADE FIXED-INCOME FUND
Investor Class
Actual	$1,000.00	$1,050.90	1.29%	$6.67

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Institutional Class
Actual	$1,000.00	$1,053.10	0.89%	$4.61

Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
Class Z
Actual	$1,000.00	$1,053.70	0.77%	$3.99

Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

December 31, 2011	54

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD STRATEGIC ALTERNATIVES FUND
Investor Class
Actual	$1,000.00	$941.80	1.38%	$6.75

Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Institutional Class
Actual	$1,000.00	$943.30	1.08%	$5.29

Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Class Z
Actual	$1,000.00	$944.50	0.97%	$4.75

Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

FORWARD U.S. GOVERNMENT MONEY FUND
Investor Class
Actual	$1,000.00	$1,000.00	0.16%	$0.81

Hypothetical	$1,000.00	$1,024.40	0.16%	$0.82
Institutional Class
Actual	$1,000.00	$1,000.00	0.16%	$0.81

Hypothetical	$1,000.00	$1,024.40	0.16%	$0.82
Class A
Actual	$1,000.00	$1,000.00	0.16%	$0.81

Hypothetical	$1,000.00	$1,024.40	0.16%	$0.82
Class C
Actual	$1,000.00	$1,000.00	0.17%	$0.86

Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87
Class Z
Actual	$1,000.00	$1,000.00	0.17%	$0.86

Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

55	December 31, 2011

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD AGGRESSIVE GROWTH ALLOCATION FUND(c)
Investor Class
Actual	$1,000.00	$881.30	0.94%	$4.46

Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
Institutional Class
Actual	$1,000.00	$884.50	0.43%	$2.04

Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19
Class A
Actual	$1,000.00	$882.90	0.79%	$3.75

Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
Class C
Actual	$1,000.00	$879.60	1.44%	$6.82

Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32

FORWARD BALANCED ALLOCATION FUND(c)
Investor Class
Actual	$1,000.00	$930.10	0.76%	$3.70

Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
Institutional Class
Actual	$1,000.00	$932.60	0.26%	$1.27

Hypothetical	$1,000.00	$1,023.89	0.26%	$1.33
Class A
Actual	$1,000.00	$930.70	0.61%	$2.97

Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11
Class C
Actual	$1,000.00	$928.10	1.26%	$6.12

Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

December 31, 2011	56

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD GROWTH & INCOME ALLOCATION FUND(c)
Investor Class
Actual	$1,000.00	$923.70	0.77%	$3.73

Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92
Institutional Class
Actual	$1,000.00	$926.30	0.26%	$1.26

Hypothetical	$1,000.00	$1,023.89	0.26%	$1.33
Class A
Actual	$1,000.00	$925.00	0.62%	$3.01

Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16
Class C
Actual	$1,000.00	$921.50	1.27%	$6.15

Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46

FORWARD GROWTH ALLOCATION FUND(c)
Investor Class
Actual	$1,000.00	$907.30	0.76%	$3.65

Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
Institutional Class
Actual	$1,000.00	$909.20	0.26%	$1.25

Hypothetical	$1,000.00	$1,023.89	0.26%	$1.33
Class A
Actual	$1,000.00	$907.50	0.62%	$2.98

Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16
Class C
Actual	$1,000.00	$904.70	1.27%	$6.10

Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46

57	December 31, 2011

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2011

	BEGINNING ACCOUNT VALUE 07/01/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/11-12/31/11

FORWARD INCOME & GROWTH ALLOCATION FUND(c)
Investor Class
Actual	$1,000.00	$957.10	0.70%	$3.45

Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57
Institutional Class
Actual	$1,000.00	$959.80	0.20%	$0.99

Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02
Class A
Actual	$1,000.00	$957.90	0.55%	$2.71

Hypothetical	$1,000.00	$1,022.43	0.55%	$2.80
Class C
Actual	$1,000.00	$954.70	1.20%	$5.91

Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

FORWARD INCOME ALLOCATION FUND(c)
Investor Class
Actual	$1,000.00	$1,021.30	1.01%	$5.15

Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
Institutional Class
Actual	$1,000.00	$1,023.30	0.52%	$2.65

Hypothetical	$1,000.00	$1,022.58	0.52%	$2.65
Class A
Actual	$1,000.00	$1,022.60	0.75%	$3.82

Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Class C
Actual	$1,000.00	$1,018.90	1.53%	$7.79

Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) Expenses shown in the table above exclude expenses of the affiliated funds in which the Funds invest.

December 31, 2011	58

Portfolio of Investments (Note 11)

Forward CorePlus Fund

Principal Amount		Value (Note 2)

AGENCY PASS-THROUGH SECURITIES: 25.36%
Federal Home Loan Bank (FHLB): 0.29%

$ 350,000	FHLB 1.000%, 09/30/13	$350,692

Federal Home Loan Mortgage Corp (FHLMC): 8.33%

3,000,000	FHLMC 0.247%, 03/21/13(a)	3,003,472

500,000	0.550%, 12/27/13	500,067

200,000	0.700%, 11/04/13	200,149

500,000	0.875%, 12/19/14	500,300

500,000	0.920%, 12/12/14	500,356

500,000	1.375%, 02/25/14	508,462

500,000	1.625%, 04/15/13	508,602

38,751	1.727%, 07/01/30(a)	39,144

13,389	1.750%, 04/01/17(a)	13,797

75,741	1.888%, 07/01/29(a)	76,544

42,583	2.013%, 11/01/24(a)	44,786

45,027	2.050%, 02/01/26(a)	46,346

146,413	2.082%, 12/01/21(a)	151,376

64,069	2.116%, 08/01/33(a)	66,190

54,324	2.130%, 04/01/35(a)	56,753

197,476	2.200%, 11/01/25(a)	199,700

56,175	2.209%, 08/01/30(a)	58,788

3,024	2.219%, 05/01/19(a)	3,182

18,860	2.250%, 03/01/18(a)	18,993

18,815	2.251%, 10/01/19(a)	19,051

47,094	2.335%, 07/01/28(a)	47,739

2,362	2.350%, 08/01/30(a)	2,381

49,307	2.352%, 10/01/30(a)	51,955

6,851	2.355%, 09/01/27(a)	7,228

14,553	2.375%, 11/01/23(a)	15,069

10,281	2.375%, 05/01/22(a)	10,378

54,509	2.375%, 02/01/21(a)	56,596

191,899	2.375%, 01/01/23(a)	194,136

74,662	2.378%, 07/01/32(a)	78,573

6,225	2.385%, 12/01/27(a)	6,565

26,244	2.428%, 02/01/26(a)	27,652

$ 29,062	2.452%, 06/01/34(a)	$29,324

20,830	2.500%, 04/01/22(a)	20,987

163,187	2.500%, 03/01/32(a)	165,198

32,232	2.521%, 01/01/28(a)	34,195

59,228	2.531%, 12/01/29(a)	62,762

33,353	2.535%, 09/01/24(a)	35,335

72,643	2.588%, 03/01/34(a)	76,096

29,718	2.588%, 04/01/30(a)	31,008

21,399	2.588%, 12/01/30(a)	22,242

22,200	2.602%, 11/01/29(a)	23,585

7,894	2.603%, 10/01/26(a)	8,059

5,469	2.625%, 10/01/18(a)	5,666

95,240	2.641%, 09/01/32(a)	97,845

62,976	2.642%, 01/01/37(a)	66,660

21,705	2.665%, 08/01/30(a)	23,023

207,235	2.693%, 02/01/37(a)	220,734

57,500	2.818%, 01/01/35(a)	57,637

7,798	2.970%, 08/01/19(a)	7,866

34,502	2.983%, 01/01/22(a)	34,775

4,824	3.145%, 10/01/18(a)	4,821

23,830	3.149%, 07/01/23(a)	24,762

92,812	3.237%, 03/01/19(a)	93,061

8,489	3.250%, 01/01/19(a)	8,505

9,001	3.250%, 05/01/23(a)	9,073

23,501	3.317%, 04/01/19(a)	23,740

244,709	3.396%, 04/01/36(a)	258,944

592	3.488%, 08/01/18(a)	594

24,408	3.885%, 12/01/19(a)	24,626

128,187	4.110%, 01/01/37(a)	133,287

12,488	4.110%, 03/01/17(a)	12,595

800,000	4.125%, 09/27/13	851,870

500,000	4.500%, 01/15/13	522,092

7,876	4.526%, 12/01/30(a)	7,968

25,807	4.615%, 02/01/23(a)	25,987

16,190	4.672%, 05/01/20(a)	17,186

See Notes to Financial Statements	59	December 31, 2011

Portfolio of Investments (Note 11)

Forward CorePlus Fund

Principal Amount		Value (Note 2)
Federal Home Loan Mortgage Corp (FHLMC) (continued): 8.33%

$ 4,842	4.825%, 09/01/18(a)	$5,041

31,754	4.870%, 07/01/25(a)	32,025

38,018	5.042%, 03/01/37(a)	40,305

12,793	6.376%, 10/01/27(a)	12,943

27,635	6.437%, 11/01/25(a)	27,774

		10,174,526

Federal National Mortgage Association (FNMA): 16.74%

785,000	FNMA 0.375%, 12/28/12	786,859

500,000	0.600%, 12/27/13	500,005

500,000	0.600%, 11/21/13	499,948

200,000	0.625%, 10/25/13	200,127

1,100,000	0.750%, 12/18/13	1,104,949

128,939	1.141%, 01/01/21(a)	130,630

46,999	1.418%, 04/01/44(a)	47,330

204,546	1.418%, 09/01/44(a)	206,069

70,245	1.418%, 04/01/44(a)	70,756

25,466	1.418%, 04/01/44(a)	25,653

176,812	1.618%, 06/01/40(a)	181,027

82,229	1.618%, 10/01/40(a)	84,104

106,169	1.618%, 11/01/30(a)	108,542

172,936	1.618%, 11/01/30(a)	176,586

121,939	1.618%, 10/01/40(a)	124,727

227,994	1.618%, 09/01/40(a)	232,494

114,599	1.639%, 08/01/28(a)	117,415

19,359	1.654%, 09/01/27(a)	20,005

28,630	1.723%, 09/01/23(a)	29,231

569,560	1.743%, 08/01/34(a)	588,734

85,510	1.779%, 05/01/33(a)	87,246

19,953	1.785%, 07/01/21(a)	20,112

78,649	1.813%, 05/01/32(a)	81,241

164,962	1.813%, 05/01/33(a)	171,058

9,406	1.840%, 12/01/24(a)	9,611

113,557	1.855%, 02/01/20(a)	115,041

44,452	1.875%, 06/01/19(a)	45,606

$111,960	1.898%, 08/01/34(a)	$116,307

88,210	1.910%, 09/01/35(a)	92,029

441,980	1.911%, 09/01/35(a)	461,304

69,339	1.943%, 08/01/34(a)	72,836

186,649	1.947%, 07/01/35(a)	195,897

285,116	1.954%, 09/01/34(a)	299,784

15,464	1.957%, 06/01/33(a)	16,035

58,069	1.960%, 05/01/35(a)	58,412

90,131	1.966%, 01/01/36(a)	93,962

49,304	1.972%, 11/01/21(a)	51,323

102,776	1.974%, 04/01/36(a)	108,297

111,267	2.010%, 04/01/36(a)	117,552

73,206	2.014%, 01/01/23(a)	76,128

104,132	2.018%, 01/01/36(a)	109,739

1,253	2.052%, 04/01/18(a)	1,287

37,461	2.065%, 01/01/26(a)	38,373

11,614	2.075%, 10/01/22(a)	11,882

200,630	2.078%, 07/01/19(a)	209,260

169,057	2.080%, 11/01/32(a)	177,683

17,404	2.085%, 10/01/15(a)	17,458

34,961	2.123%, 11/01/32(a)	35,518

70,754	2.125%, 01/01/19(a)	72,053

296,748	2.133%, 05/01/36(a)	310,688

50,410	2.147%, 11/01/34(a)	52,313

48,773	2.153%, 05/01/24(a)	51,226

152,773	2.184%, 01/01/19(a)	154,482

125,089	2.189%, 10/01/34(a)	130,185

24,734	2.194%, 05/01/36(a)	26,100

78,150	2.201%, 09/01/23(a)	81,078

76,868	2.205%, 12/01/35(a)	79,437

122,198	2.220%, 04/01/33(a)	127,376

15,579	2.230%, 04/01/22(a)	15,627

341,142	2.237%, 01/01/33(a)	357,538

353,711	2.240%, 06/01/18(a)	365,436

69,801	2.250%, 11/01/17(a)	73,463

December 31, 2011	60	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward CorePlus Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA) (continued): 16.74%

$ 12,122	2.260%, 01/01/20(a)	$12,554

557,343	2.272%, 08/01/35(a)	587,639

51,227	2.275%, 08/01/30(a)	53,902

6,784	2.275%, 03/01/23(a)	7,099

17,859	2.290%, 05/01/22(a)	18,000

246,386	2.290%, 06/01/32(a)	249,750

31,821	2.300%, 12/01/29(a)	33,444

30,843	2.309%, 09/01/25(a)	31,170

17,211	2.326%, 03/01/38(a)	18,036

14,405	2.328%, 01/01/26(a)	14,505

69,270	2.330%, 09/01/33(a)	72,744

79,831	2.332%, 12/01/34(a)	83,507

65,939	2.345%, 08/01/33(a)	69,311

12,716	2.355%, 07/01/25(a)	13,453

100,655	2.356%, 06/01/33(a)	105,988

165,734	2.365%, 07/01/35(a)	174,864

4,183	2.375%, 02/01/33(a)	4,399

152,475	2.390%, 02/01/32(a)	153,858

30,379	2.394%, 12/01/32(a)	30,785

146,655	2.401%, 05/01/32(a)	146,984

19,099	2.404%, 01/01/31(a)	20,144

15,115	2.405%, 09/01/31(a)	15,955

67,332	2.406%, 02/01/33(a)	70,524

64,066	2.413%, 10/01/32(a)	65,049

68,970	2.415%, 07/01/36(a)	72,563

13,731	2.420%, 12/01/22(a)	14,235

13,553	2.421%, 07/01/29(a)	13,694

93,545	2.424%, 10/01/33(a)	98,471

258,263	2.434%, 05/01/35(a)	273,763

12,474	2.435%, 07/01/33(a)	13,135

49,215	2.435%, 01/01/32(a)	49,491

50,307	2.438%, 03/01/38(a)	52,826

54,030	2.442%, 05/01/33(a)	54,343

66,966	2.447%, 08/01/30(a)	71,016

42,953	2.451%, 08/01/22(a)	45,618

$ 386,406	2.456%, 02/01/35(a)	$408,194

45,722	2.458%, 05/01/38(a)	48,136

140,682	2.460%, 11/01/30(a)	141,709

55,893	2.465%, 04/01/33(a)	58,624

6,749	2.481%, 07/01/26(a)	7,187

2,666,300	2.493%, 05/01/34(a)	2,810,737

159,700	2.495%, 08/01/35(a)	161,393

7,033	2.500%, 01/01/27(a)	7,099

79,802	2.526%, 06/01/38(a)	82,143

147,632	2.527%, 09/01/33(a)	155,958

60,858	2.547%, 04/01/36(a)	64,062

35,846	2.566%, 01/01/19(a)	36,121

92,825	2.566%, 08/01/33(a)	96,069

71,855	2.587%, 12/01/34(a)	75,630

34,479	2.588%, 05/01/35(a)	36,542

117,374	2.594%, 11/01/30(a)	123,681

8,237	2.625%, 11/01/17(a)	8,344

115,082	2.625%, 09/01/33(a)	116,571

13,420	2.637%, 03/01/27(a)	13,590

27,167	2.648%, 01/01/19(a)	27,560

45,276	2.662%, 05/01/34(a)	47,798

18,714	2.703%, 01/01/33(a)	19,726

36,800	2.718%, 03/01/18(a)	37,310

123,670	2.723%, 12/01/24(a)	131,585

9,721	2.732%, 04/01/18(a)	9,856

800,000	2.750%, 02/05/14	836,985

800,000	2.750%, 03/13/14	838,921

29,178	2.750%, 10/01/33(a)	29,393

113,918	2.777%, 12/01/35(a)	115,695

120,109	2.815%, 06/01/26(a)	126,723

5,497	2.815%, 01/01/18(a)	5,634

57,262	2.830%, 05/01/35(a)	60,426

153,349	2.996%, 11/01/36(a)	158,038

9,052	3.000%, 05/01/16(a)	9,360

94,104	3.020%, 03/01/29(a)	94,924

See Notes to Financial Statements	61	December 31, 2011

Portfolio of Investments (Note 11)

Forward CorePlus Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA) (continued): 16.74%

$ 57,575	3.025%, 03/01/19(a)	$58,717

70,703	3.095%, 05/01/22(a)	71,915

60,591	3.097%, 09/01/20(a)	62,085

46,394	3.342%, 11/01/35(a)	47,149

44,098	3.355%, 11/01/20(a)	44,854

2,230	3.375%, 08/01/17(a)	2,241

3,328	3.423%, 01/01/29(a)	3,525

55,857	3.532%, 04/01/25(a)	58,965

10,380	3.835%, 07/01/20(a)	10,436

2,495	3.855%, 12/01/17(a)	2,507

100,045	3.903%, 01/01/18(a)	102,097

3,805	3.916%, 01/01/19(a)	3,823

2,397	4.096%, 04/01/17(a)	2,409

16,351	4.305%, 04/01/25(a)	16,490

9,903	4.325%, 11/01/27(a)	9,973

1,836	4.345%, 08/01/20(a)	1,842

1,126	4.441%, 04/01/18(a)	1,151

4,531	4.457%, 06/01/25(a)	4,672

308	4.807%, 06/01/24(a)	317

13,242	4.821%, 03/01/17(a)	13,269

7,932	4.826%, 07/01/17(a)	7,982

3,385	4.926%, 07/01/24(a)	3,411

41,574	4.948%, 04/01/37(a)	44,308

1,688	4.960%, 01/01/25(a)	1,799

9,280	5.838%, 06/01/36(a)	9,909

26,341	5.891%, 04/01/19(a)	27,518

2,054	5.969%, 11/01/23(a)	2,071

		20,453,152

	Total Agency Pass-Through Securities (Cost $30,889,388)	30,978,370

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.74%
Collateralized Mortgage Obligations-Other: 2.27%

62,561	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205%, 03/11/12	62,572

$2,696,852	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C4, Class A3 5.120%, 08/15/38(a)	$2,716,107

		2,778,679

Federal Home Loan Mortgage Corp (FHLMC): 0.88%

233,469	FHLMC, REMICS 3.900%, 01/15/23	243,170

466,391	4.000%, 08/15/22	481,807

266,419	4.000%, 03/15/26	284,076

60,000	5.000%, 06/15/30	61,411

		1,070,464

Federal National Mortgage Association (FNMA): 0.44%

539,122	FNMA, REMICS 0.844%, 12/25/37(a)	541,122

Government National Mortgage Association (GNMA): 1.15%

143,529	GNMA 1.625%, 09/20/23(a)	147,687

44,618	1.625%, 07/20/30(a)	45,911

36,531	1.625%, 09/20/32(a)	37,590

46,960	1.750%, 06/20/34(a)	48,567

90,645	2.000%, 11/20/32(a)	93,415

21,896	2.000%, 08/20/30(a)	22,652

22,332	2.000%, 10/20/29(a)	23,014

28,418	2.125%, 11/20/26(a)	29,304

33,228	2.125%, 07/20/34(a)	34,423

29,500	2.125%, 07/20/33(a)	30,561

2,354	2.125%, 12/20/28(a)	2,428

21,213	2.250%, 03/20/30(a)	21,909

49,389	2.250%, 01/20/30(a)	51,008

56,436	2.375%, 05/20/27(a)	58,425

9,043	2.375%, 03/20/28(a)	9,353

26,743	2.500%, 01/20/35(a)	27,711

56,179	2.500%, 03/20/31(a)	58,184

5,998	2.750%, 10/20/17(a)	6,247

121,403	4.000%, 07/20/24	130,440

December 31, 2011	62	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward CorePlus Fund

Principal Amount		Value (Note 2)
Government National Mortgage Association (GNMA) (continued): 1.15%

$ 524,152	GNMA, Class A 2.017%, 11/16/28(a)	$527,628

		1,406,457

	Total Collateralized Mortgage Obligations (Cost $5,851,881)	5,796,722

CORPORATE BONDS: 19.11%
Basic Materials: 0.86%

200,000	E.I. du Pont de Nemours, Sr. Unsec. Notes 4.750%, 11/15/12	206,878

800,000	WMC Finance U.S.A., Ltd., Sr. Unsec. Notes 5.125%, 05/15/13	845,954

		1,052,832

Communications: 0.86%

400,000	NBCUniversal Media Llc, Sr. Unsec. Notes 2.100%, 04/01/14	406,884

600,000	Verizon New York, Inc., Sr. Unsec. Notes 7.000%, 05/01/13	643,792

		1,050,676

Consumer Cyclical: 0.43%

455,000	Staples, Inc., Sr. Unsec. Notes 9.750%, 01/15/14	520,573

Consumer Non Cyclical: 0.41%

440,000	Coca-Cola Co., Sr. Unsec. Notes 7.375%, 03/03/14	500,072

Consumer Non-Cyclical: 0.66%

250,000	Bottling Group Llc, Sr. Unsec. Notes 4.625%, 11/15/12	258,520

250,000	Philip Morris International, Inc., Sr. Unsec. Notes 4.875%, 05/16/13	263,930

250,000	WellPoint, Inc., Unsec. Notes 5.250%, 01/15/16	280,199

		802,649

Energy: 0.71%

812,000	Shell International Finance, Sr. Unsec. Notes 4.000%, 03/21/14	873,330

Financials: 13.42%

1,000,000	Bank of America Corp., Sr. Unsec. Notes 0.400%, 10/15/12(a)	1,042,023

$4,000,000	0.778%, 11/21/12(a)	$4,119,320

2,600,000	Barclays Bank Plc, Sr. Unsec. Notes 0.000%, 06/25/12(b)	2,571,091

2,750,000	0.000%, 09/17/12	2,765,257

2,000,000	BB&T Corp., Sr. Unsec. Notes 3.850%, 07/27/12	2,032,950

400,000	Caterpillar Financial Services Corp., Sr. Unsec. Medium- Term Notes 6.200%, 09/30/13	436,285

470,000	Fifth Third Bank, Sr. Unsec. Notes 0.576%, 05/17/13(a)	461,367

200,000	National City Bank, Sub. Notes 0.904%, 06/07/17(a)	183,738

3,000,000	SunTrust Bank, Sub. Notes 0.796%, 08/24/15(a)	2,787,144

		16,399,175

Health Care: 0.25%

300,000	Eli Lilly & Co., Sr. Unsec. Notes 3.550%, 03/06/12	301,583

Industrials: 1.51%

875,000	General Electric Co., Sr. Unsec. Notes 5.000%, 02/01/13	912,151

125,000	Honeywell International, Inc., Sr. Unsec. Notes 5.400%, 03/15/16	145,543

750,000	Union Pacific Corp., Sr. Unsec. Notes 5.450%, 01/31/13	787,007

		1,844,701

	Total Corporate Bonds (Cost $23,193,429)	23,345,591

FOREIGN GOVERNMENT OBLIGATIONS: 0.09%
103,000	Province of Ontario Canada, Sr. Unsec. Notes 1.375%, 01/27/14	104,142

	Total Foreign Government Obligations (Cost $103,904)	104,142

MUNICIPAL BONDS: 7.10%
1,000,000	City of Chicago, Revenue Bonds (Midway Airport), Second Lien, Series D-1 3.532%, 01/01/41(a)	1,017,170

See Notes to Financial Statements	63	December 31, 2011

Portfolio of Investments (Note 11)

Forward CorePlus Fund

Principal Amount		Value (Note 2)

Municipal Bonds (continued): 7.10%

$ 75,000	Florida Housing Finance Corp., Revenue Bonds, Taxable Housing (Ashton Lake Apartments LP), Series U-2 7.150%, 01/01/13	$75,229

4,000,000	Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series A 1.058%, 10/15/12(a)	3,989,680

300,000	Georgia Municipal Gas Authority, Taxable, Revenue Bonds, Gas Portfolio III 1.770%, 10/01/13	302,259

510,000	Kentucky Asset Liability Commission, General Funding Revenue Bonds 2.211%, 04/01/13	515,625

2,000,000	2.939%, 04/01/14	2,055,520

250,000	San Francisco City and County, General Obligation Unlimited 5.000%, 06/15/13	264,155

200,000	Shawano Wisconsin School District, General Obligation Unlimited 2.000%, 03/01/12	200,540

250,000	University of California, Taxable, Revenue Bonds, Series AA-1 0.480%, 07/01/12	250,220

	Total Municipal Bonds (Cost $8,559,243)	8,670,398

U.S. TREASURY BONDS & NOTES: 17.03%
4,100,000	U.S. Treasury Notes 1.125%, 12/15/12	4,138,438

4,000,000	1.375%, 01/15/13	4,050,312

4,000,000	1.375%, 03/15/13	4,057,812

4,100,000	2.375%, 09/30/14	4,327,103

4,000,000	2.375%, 10/31/14	4,226,876

	Total U.S. Treasury Bonds & Notes (Cost $20,799,268)	20,800,541

SHORT -TERM BANK DEBT INSTRUMENTS: 16.12%
$19,693,296	JPMorgan Chase-New York 0.030%, due 01/03/12	$19,693,296

	Total Short -Term Bank Debt Instruments (Cost $19,693,296)	19,693,296

	Total Investments: 89.55% (Cost $109,090,409)	109,389,060

	Net Other Assets and Liabilities: 10.45%	12,763,467	(c)

	Net Assets: 100.00%	$122,152,527

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,571,091, representing 2.10% of net assets.

(c) Includes cash which is being held as collateral for swap contracts and futures contracts.

Percentages are stated as a percent of net assets.

December 31, 2011	64	See Notes to Financial Statements

Forward CorePlus Fund

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Barclays Capital	Barclays Capital PRISM Index	125 Bps	Total Return	01/26/12	$9,750,000	$(15,191)
Barclays Capital	Barclays Capital PRISM Index	125 Bps	Total Return	09/30/12	6,800,000	(10,595)
Barclays Capital	Barclays Capital PRISM Index	125 Bps	Total Return	01/28/13	12,000,000	(10,509)
Barclays Capital	Barclays Capital EM Momentum	115 Bps	Total Return	07/25/12	3,500,000	14,780
Barclays Capital	Barclays Capital EM Momentum	115 Bps	Total Return	09/30/12	9,000,000	38,005
BNP Paribas	BNP S&P 500® Total Return	1-month LIBOR plus 14 Bps	Total Return	06/29/12	108,447,644	7,380,265
BNP Paribas	BNP S&P 500® Total Return	1-month LIBOR plus 5 Bps	Total Return	01/31/12	6,501,077	(38,090)
Credit Suisse	Credit Suisse Cross Asset Basket Index	7.8 Bps	Total Return	12/20/12	23,000,000	293,650
					$178,998,721	$7,652,315

Investment Abbreviations:

Bps — Basis Points

LIBOR — London Interbank Offered Rate

REMICS — Real Estate Mortgage Investment Conduits

Sub. — Subordinated

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	65	December 31, 2011

Portfolio of Investments (Note 11)

Forward Extended MarketPlus Fund

Principal Amount		Value (Note 2)

AGENCY PASS-THROUGH SECURITIES: 17.32%
Federal Home Loan Mortgage Corp (FHLMC): 6.18%

	FHLMC

$500,000	0.550%, 12/27/13	$500,067

200,000	0.700%, 11/04/13	200,149

1,000,000	0.800%, 12/19/14	1,000,193

1,000,000	0.875%, 12/19/14	1,000,600

1,000,000	0.920%, 12/12/14	1,000,712

1,000,000	1.020%, 06/19/15	1,000,872

8,148	1.625%, 12/01/17(a)	8,345

21,253	1.811%, 06/01/20(a)	21,963

106,286	1.937%, 12/01/35(a)	112,282

4,836	1.984%, 01/01/26(a)	4,997

102,717	1.992%, 02/01/36(a)	107,701

37,334	2.008%, 10/01/28(a)	38,633

90,531	2.024%, 12/01/35(a)	94,446

128,137	2.116%, 08/01/33(a)	132,381

4,914	2.319%, 09/01/30(a)	5,189

56,912	2.326%, 09/01/28(a)	59,961

22,463	2.340%, 05/01/33(a)	23,626

9,695	2.350%, 10/01/32(a)	9,817

8,186	2.355%, 10/01/31(a)	8,269

8,299	2.355%, 09/01/27(a)	8,755

98,763	2.356%, 01/01/37(a)	104,138

131,781	2.365%, 07/01/30(a)	139,357

4,882	2.375%, 11/01/22(a)	4,908

7,540	2.385%, 12/01/27(a)	7,952

13,931	2.394%, 09/01/36(a)	14,767

75,248	2.394%, 08/01/35(a)	79,254

48,435	2.409%, 05/01/36(a)	51,183

8,230	2.415%, 12/01/27(a)	8,684

30,807	2.418%, 07/01/31(a)	32,622

15,347	2.442%, 03/01/33(a)	16,176

21,402	2.451%, 08/01/32(a)	22,542

1,098	2.455%, 03/01/24(a)	1,101

34,945	2.460%, 02/01/34(a)	36,654

51,434	2.463%, 11/01/28(a)	54,272

$14,395	2.464%, 04/01/32(a)	$14,505

76,699	2.468%, 02/01/35(a)	80,578

20,492	2.475%, 02/01/35(a)	20,731

12,805	2.475%, 02/01/32(a)	13,358

38,826	2.500%, 02/01/33(a)	40,627

8,368	2.507%, 01/01/24(a)	8,472

13,647	2.511%, 05/01/35(a)	14,408

19,150	2.522%, 09/01/30(a)	20,346

166,668	2.558%, 03/01/32(a)	176,234

16,910	2.569%, 03/01/19(a)	17,288

19,797	2.577%, 11/01/26(a)	20,491

76,700	2.625%, 04/01/18(a)	79,510

16,687	2.889%, 02/01/31(a)	17,681

5,500	2.913%, 10/01/22(a)	5,830

55,960	2.956%, 01/01/29(a)	59,153

5,403	3.321%, 06/01/19(a)	5,425

21,605	5.410%, 06/01/37(a)	23,045

32,417	5.465%, 06/01/35(a)	34,520

73,086	5.615%, 11/01/30(a)	76,021

16,385	5.884%, 01/01/37(a)	17,219

	FHLMC, Gold

62,764	1.873%, 07/01/29(a)	64,932

7,245	2.250%, 07/01/19(a)	7,326

37,139	2.250%, 10/01/26(a)	38,758

17,763	2.260%, 01/01/31(a)	17,899

3,063	2.401%, 12/01/22(a)	3,171

2,816	2.402%, 03/01/17(a)	2,827

25,073	2.425%, 09/01/30(a)	26,314

4,093	2.521%, 01/01/28(a)	4,342

35,133	4.306%, 10/01/20(a)	37,005

7,175	5.505%, 08/01/24(a)	7,705

		6,868,289

Federal National Mortgage Association (FNMA): 11.14%

500,000	FNMA 0.600%, 12/27/13	500,004

December 31, 2011	66	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Extended MarketPlus Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA) (continued): 11.14%

$500,000	0.600%, 11/21/13	$499,948

200,000	0.625%, 10/25/13	200,127

6,928	1.341%, 06/01/21(a)	6,870

9,802	1.604%, 09/01/33(a)	10,059

31,157	1.613%, 01/01/31(a)	31,842

68,124	1.618%, 11/01/40(a)	69,593

7,727	1.618%, 07/01/40(a)	7,915

204,700	1.618%, 06/01/40(a)	209,579

23,449	1.654%, 09/01/27(a)	24,231

20,933	1.706%, 03/01/28(a)	21,716

16,426	1.737%, 11/01/33(a)	17,181

63,976	1.750%, 10/01/34(a)	64,974

8,093	1.787%, 11/01/33(a)	8,408

90,008	1.790%, 04/01/32(a)	90,963

27,833	1.799%, 08/01/33(a)	28,816

19,662	1.813%, 05/01/32(a)	20,310

11,393	1.840%, 12/01/24(a)	11,641

16,534	1.865%, 01/01/20(a)	17,231

185,690	1.894%, 02/01/33(a)	193,237

41,129	1.899%, 01/01/35(a)	42,318

83,443	1.906%, 05/01/36(a)	87,314

30,663	1.926%, 03/01/36(a)	32,086

18,176	1.931%, 04/01/36(a)	18,992

95,945	1.939%, 05/01/29(a)	96,907

66,792	1.967%, 11/01/35(a)	70,056

28,271	1.969%, 01/01/35(a)	29,722

31,611	1.973%, 11/01/33(a)	33,243

27,822	1.974%, 04/01/36(a)	29,316

26,414	2.014%, 01/01/23(a)	27,469

79,906	2.021%, 06/01/35(a)	84,055

46,339	2.043%, 05/01/35(a)	48,792

88,404	2.046%, 05/01/33(a)	91,787

106,821	2.050%, 11/01/34(a)	112,258

15,041	2.052%, 04/01/18(a)	15,444

55,459	2.070%, 11/01/35(a)	58,369

$25,600	2.115%, 10/01/35(a)	$26,678

67,825	2.119%, 04/01/36(a)	71,278

69,230	2.120%, 02/01/35(a)	72,384

138,200	2.135%, 12/01/34(a)	143,549

38,667	2.142%, 10/01/32(a)	40,203

12,591	2.144%, 08/01/29(a)	13,044

230,584	2.160%, 06/01/35(a)	242,329

54,433	2.165%, 02/01/25(a)	56,633

13,796	2.170%, 04/01/18(a)	13,955

415,793	2.200%, 11/01/35(a)	433,102

120,474	2.210%, 07/01/34(a)	126,854

10,726	2.228%, 11/01/17(a)	11,223

91,561	2.257%, 04/01/34(a)	92,990

83,001	2.265%, 07/01/35(a)	87,343

115,200	2.270%, 11/01/34(a)	121,092

9,882	2.287%, 01/01/25(a)	9,966

59,688	2.310%, 07/01/33(a)	62,910

21,458	2.330%, 04/01/33(a)	22,569

13,925	2.346%, 07/01/34(a)	14,841

48,012	2.362%, 04/01/33(a)	50,570

61,793	2.369%, 12/01/32(a)	62,757

19,744	2.373%, 06/01/32(a)	20,826

51,564	2.374%, 01/01/33(a)	53,915

56,590	2.375%, 04/01/32(a)	57,263

26,187	2.375%, 03/01/35(a)	27,619

7,190	2.376%, 05/01/32(a)	7,235

9,612	2.383%, 04/01/33(a)	10,113

35,619	2.388%, 01/01/33(a)	37,506

17,944	2.389%, 12/01/32(a)	18,784

94,545	2.393%, 02/01/33(a)	96,324

59,737	2.404%, 03/01/38(a)	62,823

5,443	2.404%, 07/01/29(a)	5,504

62,846	2.427%, 11/01/34(a)	66,265

154,411	2.427%, 02/01/37(a)	162,732

33,750	2.436%, 09/01/39(a)	35,599

See Notes to Financial Statements	67	December 31, 2011

Portfolio of Investments (Note 11)

Forward Extended MarketPlus Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 11.14%

$5,946	2.449%, 05/01/33(a)	$6,268

101,304	2.460%, 07/01/28(a)	107,359

51,392	2.485%, 07/01/33(a)	51,952

47,798	2.492%, 12/01/35(a)	48,855

2,666,300	2.493%, 05/01/34(a)	2,810,735

14,766	2.504%, 12/01/32(a)	14,996

20,126	2.517%, 09/01/33(a)	21,391

51,589	2.517%, 03/01/35(a)	54,420

15,782	2.529%, 07/01/28(a)	16,733

60,140	2.592%, 01/01/28(a)	63,767

49,385	2.625%, 10/01/17(a)	50,027

4,372	2.625%, 09/01/17(a)	4,429

107,037	2.635%, 10/01/36(a)	107,777

44,386	2.752%, 12/01/30(a)	47,187

47,610	2.945%, 04/01/40(a)	50,372

7,292	3.097%, 04/01/33(a)	7,703

5,252	3.961%, 10/01/27(a)	5,276

2,219	4.800%, 02/01/18(a)	2,205

89,063	4.839%, 02/01/35(a)	93,207

1,665,784	5.140%, 01/01/16	1,833,584

115,173	5.230%, 06/01/17(a)	120,068

1,394,641	5.500%, 01/01/15	1,504,928

		12,374,790

	Total Agency Pass-Through Securities (Cost $19,128,371)	19,243,079

ASSET-BACKED SECURITIES: 0.92%

347,422	AmeriCredit Automobile Receivables Trust, Series 2010-B, Class A2 1.180%, 05/06/12	347,597

664,675	Impac CMB Trust, Class A 5. 730%, 01/25/33(a)	673,903

	Total Asset-Backed Securities (Cost $1,018,835)	1,021,500

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.05%
Collateralized Mortgage Obligations-Other: 1.62%

$182,202	Bank of America Commercial Mortgage, Inc., Series 2005-2, Class A4 4.783%, 07/10/43	$182,121

241,519	Countrywide Alternative Loan Trust, Series 2002-18, Class A2 5.250%, 02/25/33	244,177

1,350,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5 4.654%, 01/12/37	1,371,808

		1,798,106

Federal Home Loan Mortgage Corp (FHLMC): 0.43%

466,391	FHLMC, REMICS 4.000%, 08/15/22	481,807

	Total Collateralized Mortgage Obligations (Cost $2,307,055)	2,279,913

CORPORATE BONDS: 23.93%
Basic Materials: 0.76%

800,000	WMC Finance USA, Ltd., Sr. Unsec. Notes 5.125%, 05/15/13	845,954

Communications: 1.72%

425,000	Cellco Partnership / Verizon Wireless Capital Llc, Sr. Unsec. Notes 5.550%, 02/01/14	462,020

1,000,000	McGraw-Hill Cos., Inc., Sr. Unsec. Notes 5.375%, 11/15/12	1,040,039

400,000	NBCUniversal Media Llc, Sr. Unsec. Notes 2.100%, 04/01/14	406,884

		1,908,943

Consumer Cyclical: 0.45%

500,000	Target Corp., Sr. Unsec. Notes 8.600%, 01/15/12	501,221

Consumer Non-Cyclical: 0.25%

250,000	WellPoint, Inc., Unsec. Notes 5.250%, 01/15/16	280,198

Energy: 0.90%

1,000,000	BP Capital Markets Plc, Gtd. Medium-Term Notes 2.750%, 02/27/12	1,002,758

December 31, 2011	68	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Extended MarketPlus Fund

Principal Amount		Value (Note 2)
Financials: 14.22%

$1,000,000	Bank of America Corp., Sr. Unsec. Notes 0.400%, 10/15/12(a)	$1,042,023

2,000,000	0.778%, 11/21/12(a)	2,059,660

1,500,000	Barclays Bank Plc, Sr. Unsec. Notes 0.000%, 06/25/12(b)	1,483,322

3,000,000	0.000%, 09/17/12(b)	3,016,644

400,000	Caterpillar Financial Services Corp., Sr. Unsec. Medium-Term Notes 6.200%, 09/30/13	436,285

5,000,000	Morgan Stanley, Sr. Unsec. Bonds 5.000%, 09/22/19(a)	4,934,796

1,259,000	SLM Corp., Sr. Unsec. Notes 6.118%, 06/15/13(a)	1,257,136

1,500,000	Vornado Realty LP, Sr. Unsec. Notes 4.250%, 04/01/15	1,553,784

		15,783,650

Health Care: 0.32%

350,000	Eli Lilly & Co., Sr. Unsec. Notes 3.550%, 03/06/12	351,847

Industrials: 0.47%

500,000	Union Pacific Corp., Sr. Unsec. Notes 5.450%, 01/31/13	524,672

Technology: 4.84%

2,000,000	CA, Inc., Sr. Unsec. Notes 6.125%, 12/01/14	2,224,002

500,000	Hewlett-Packard Co., Sr. Unsec. Notes 2.950%, 08/15/12	504,700

2,500,000	Pitney Bowes, Inc., Sr. Unsec. Notes 5.000%, 03/15/15	2,646,700

		5,375,402

	Total Corporate Bonds (Cost $26,410,462)	26,574,645

MUNICIPAL BONDS: 1.68%

520,000	Cook County Community High School District, No. 219 Niles Township, Series C, General Obligation Limited Taxable Bonds 2.700%, 12/01/14	535,272

300,000	Georgia Municipal Gas Authority, Taxable, Revenue Bonds, Gas Portfolio III 1.770%, 10/01/13	302,259

$ 1,000,000	Mount Diablo California Unified School District, General Obligation Unlimited Taxable Bonds, Series B 3.009%, 08/01/15	$1,031,120

	Total Municipal Bonds (Cost $1,822,898)	1,868,651

U.S. TREASURY BONDS & NOTES: 4.50%

$ 5,000,000	U.S. Treasury Notes 1.000%, 12/31/11	5,000,000

	Total U.S. Treasury Bonds & Notes (Cost $5,000,090)	5,000,000

Par Value

SHORT-TERM SECURITIES: 3.60%

$ 4,000,000	U.S. Treasury Bills, Discount Notes 0.188%, due 06/28/12(c)	3,998,868

	Total Short-Term Securities (Cost $3,996,271)	3,998,868

SHORT-TERM BANK DEBT INSTRUMENTS: 32.47%

$36,065,561	Brown Brothers & Harriman & Co. — Grand Cayman 0.030%, due 01/03/12	36,065,561

	Total Short-Term Bank Debt Instruments (Cost $36,065,561)	36,065,561

	Total Investments: 86.47% (Cost $95,749,543)	96,052,217

	Net Other Assets and Liabilities: 13.53%	15,026,144	(d)

	Net Assets: 100.00%	$111,078,361

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $4,499,966, representing 4.05% of net assets.

(c) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(d) Includes cash which is being held as collateral for swap contracts and futures contracts.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	69	December 31, 2011

Forward Extended MarketPlus Fund

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Barclays Capital	Barclays Capital EM Momentum	115 Bps	Total Return	07/25/12	$1,000,000	$4,223
Barclays Capital	Barclays Capital EM Momentum	115 Bps	Total Return	09/30/12	10,000,000	42,228
Barclays Capital	Barclays Capital PRISM Index	125 Bps	Total Return	01/26/12	9,250,000	(14,412)
Barclays Capital	Barclays Capital PRISM Index	125 Bps	Total Return	09/30/12	9,000,000	(14,023)
Barclays Capital	Barclays Capital PRISM Index	125 Bps	Total Return	01/28/13	17,000,000	(14,888)
BNP Paribas	BNP Russell 2500®TR Index	1-month LIBOR minus 5.5 Bps	Total Return	06/29/12	102,729,636	6,165,140
BNP Paribas	BNP Russell 2500® TR Index	1-month LIBOR minus 5.0 Bps	Total Return	01/31/12	3,666,574	(37,450)
Credit Suisse	Credit Suisse Cross Asset Basket Index	7.8 Bps	Total Return	12/20/12	24,500,000	312,801
					$177,146,210	$6,443,619

Investment Abbreviations:

Bps — Basis Points

Gtd. — Guaranteed

LIBOR — London Interbank Offered Rate

REMICS — Real Estate Mortgage Investment Conduits

Sr. — Senior

Unsec. — Unsecured

December 31, 2011	70	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Shares		Value (Note 2)

COMMON STOCKS: 12.18%
Commercial Banks: 3.07%

29,494	Banco Macro SA, ADR	$575,133

62,000	Banque Audi sal- Audi Saradar Group, GDR	384,400

38,451	BBVA Banco Frances SA, ADR	187,256

37,800	BLOM Bank SAL, GDR	276,318

67,400	Grupo Financiero Galicia SA, ADR	399,682

73,425	Halyk Savings Bank of Kazakhstan JSC, GDR(a)	356,846

25,100	Kazkommertsbank, GDR(a)	67,770

		2,247,405

Diversified Telecommunication Services: 1.66%

68,150	Telecom Argentina SA, ADR	1,218,522

Oil & Gas: 2.86%

60,500	YPF SA, Sponsored ADR	2,098,140

Oil, Gas & Consumable Fuels: 3.38%

139,100	KazMunaiGas Exploration Production, GDR	2,079,545

31,190	Petrobras Energia SA, ADR	393,618

		2,473,163

Real Estate: 1.21%

61,756	SOLIDERE, GDR	882,493

	Total Common Stocks (Cost $11,027,791)	8,919,723

EXCHANGE-TRADED FUNDS: 1.80%
90,631	Market Vectors Vietnam ETF	1,318,681

	Total Exchange-Traded Funds (Cost $2,251,139)	1,318,681

Principal Amount

AGENCY PASS-THROUGH SECURITIES: 23.66%
Federal Home Loan Mortgage Corp (FHLMC): 10.77%

$1,820,000	FHLMC 0.247%, 03/21/13(b)	1,822,105

300,000	0.550%, 12/27/13	300,040

200,000	0.700%, 11/04/13	200,149

500,000	0.875%, 12/19/14	500,300

500,000	0.920%, 12/12/14	500,356

589,428	0.924%, 03/01/30(b)	599,950

657,867	0.991%, 02/01/30(b)	666,753
Principal Amount		Value (Note 2)

$477,003	0.993%, 04/01/30(b)	$486,588

31,530	2.075%, 01/01/36(b)	33,079

96,180	2.202%, 08/01/19(b)	99,990

46,986	2.326%, 09/01/28(b)	49,503

77,171	2.356%, 06/01/30(b)	80,264

27,995	2.392%, 11/01/32(b)	29,341

25,434	2.418%, 07/01/31(b)	26,932

20,704	2.421%, 05/01/31(b)	21,876

53,317	2.498%, 02/01/34(b)	55,468

23,646	2.500%, 04/01/33(b)	24,912

354,174	2.505%, 02/01/37(b)	357,697

173,653	2.510%, 06/01/37(b)	174,538

283,238	2.521%, 05/01/35(b)	300,041

52,765	2.538%, 08/01/35(b)	55,915

65,528	2.553%, 01/01/37(b)	69,435

52,413	2.580%, 04/01/32(b)	52,679

42,797	2.588%, 12/01/30(b)	44,484

5,711	2.619%, 07/01/29(b)	6,040

13,318	2.625%, 08/01/31(b)	13,413

47,527	2.645%, 06/01/36(b)	50,152

44,967	2.654%, 08/01/36(b)	45,379

110,939	2.656%, 05/01/33(b)	117,538

17,254	2.658%, 08/01/31(b)	17,425

17,739	2.741%, 03/01/36(b)	18,802

79,482	2.806%, 08/01/17(b)	80,261

4,826	2.858%, 03/01/18(b)	4,888

9,703	3.295%, 12/01/18(b)	9,765

305,289	3.315%, 06/01/36(b)	314,084

145,344	5.042%, 03/01/37(b)	154,085

69,008	5.254%, 12/01/36(b)	72,210

25,324	5.630%, 06/01/37(b)	27,001

32,507	5.834%, 08/01/37(b)	34,769

206,599	6.187%, 11/01/19(b)	217,557

153,600	6.313%, 05/01/37(b)	154,816

		7,890,580

See Notes to Financial Statements	71	December 31, 2011

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)
Federal National Mortgage Association (FNMA): 9.97%

$ 300,000	FNMA 0.600%, 12/27/13	$300,003

500,000	0.600%, 11/21/13	499,948

200,000	0.625%, 10/25/13	200,127

106,732	1.418%, 10/01/44(b)	107,353

340,911	1.418%, 09/01/44(b)	343,448

122,175	1.618%, 06/01/40(b)	125,088

117,059	1.789%, 08/01/34(b)	120,846

1,036,920	1.830%, 01/01/34(b)	1,067,418

16,856	1.865%, 01/01/20(b)	17,565

55,982	1.869%, 07/01/21(b)	56,206

194,592	1.914%, 06/01/34(b)	201,312

410,174	1.995%, 11/01/35(b)	415,547

39,215	2.055%, 11/01/18(b)	40,315

152,306	2.079%, 08/01/33(b)	158,340

50,235	2.112%, 03/01/18(b)	50,738

171,529	2.160%, 11/01/35(b)	178,503

44,893	2.194%, 05/01/36(b)	47,373

182,031	2.195%, 03/01/35(b)	182,678

1,084,649	2.215%, 03/01/36(b)	1,130,126

19,210	2.275%, 08/01/30(b)	20,213

29,806	2.315%, 10/01/34(b)	31,413

43,134	2.335%, 05/01/25(b)	43,469

76,605	2.373%, 06/01/32(b)	80,806

122,772	2.375%, 06/01/32(b)	123,557

124,726	2.424%, 10/01/33(b)	131,295

72,803	2.457%, 01/01/35(b)	76,897

25,055	2.471%, 11/01/29(b)	26,416

16,616	2.517%, 09/01/33(b)	17,660

78,985	2.520%, 11/01/33(b)	80,218

15,201	2.526%, 05/01/18(b)	15,270

31,905	2.559%, 06/01/34(b)	33,749

98,430	2.565%, 06/01/34(b)	99,361

455,119	2.568%, 05/01/34(b)	480,283

19,783	2.625%, 08/01/23(b)	20,936

157,054	2.652%, 10/01/34(b)	166,515

$ 80,729	2.655%, 06/01/29(b)	$82,174

35,027	2.906%, 03/01/36(b)	35,990

81,555	3.115%, 08/01/24(b)	84,746

43,230	3.185%, 03/01/19(b)	44,092

44,523	3.266%, 08/01/18(b)	46,469

35,596	3.393%, 05/01/19(b)	36,202

6,535	3.718%, 03/01/15(b)	6,453

63,449	4.116%, 11/01/21(b)	64,194

196,860	4.928%, 07/01/35(b)	208,366

6,406	5.954%, 02/01/37(b)	6,850

		7,306,528

Government National Mortgage Association (GNMA): 2.92%

103,249	GNMA 1.625%, 09/20/21(b)	106,241

83,757	1.625%, 08/20/25(b)	86,184

369,204	1.750%, 05/20/34(b)	381,840

454,270	1.750%, 04/20/34(b)	469,817

156,079	2.000%, 05/20/36(b)	161,200

247,412	2.000%, 10/20/33(b)	254,973

152,058	2.250%, 01/20/37(b)	157,117

254,107	2.375%, 05/20/31(b)	263,063

61,675	4.000%, 11/20/36(b)	64,907

185,246	4.253%, 10/16/30	188,649

		2,133,991

	Total Agency Pass-Through Securities (Cost $17,285,056)	17,331,099

ASSET-BACKED SECURITIES: 0.65%
472,601	Santander Drive Auto Receivables Trust, Series 2010-A, Class A2 1.370%, 08/15/13(c)	473,012

	Total Asset-Backed Securities (Cost $473,784)	473,012

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.48%
Collateralized Mortgage Obligations-Other: 4.43%

3,200,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5 4.654%, 01/12/37	3,251,692

December 31, 2011	72	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)
Federal Home Loan Mortgage Corp (FHLMC): 1.05%

$ 466,391	FHLMC, REMICS 4.000%, 08/15/22	$481,807

266,419	4.000%, 03/15/26	284,076

		765,883

	Total Collateralized Mortgage Obligations (Cost $4,057,918)	4,017,575

CORPORATE BONDS: 16.49%
Basic Materials: 0.58%

400,000	WMC Finance U.S.A., Ltd., Sr. Unsec. Notes 5.125%, 05/15/13	422,977

Communications: 1.14%

400,000	NBCUniversal Media Llc, Sr. Unsec. Notes 2.100%, 04/01/14	406,884

400,000	Verizon New York, Inc., Sr. Unsec. Notes 7.000%, 05/01/13	429,195

		836,079

Consumer Cyclical: 0.68%

500,000	Target Corp., Sr. Unsec. Notes 8.600%, 01/15/12	501,221

Consumer Non-Cyclical: 0.23%

150,000	WellPoint, Inc., Unsec. Notes 5.250%, 01/15/16	168,119

Financials: 10.39%

750,000	American International Group, Inc., Sr. Unsec. Notes 0.663%, 03/20/12(b)	743,463

400,000	Caterpillar Financial Services Corp., Sr. Unsec. Medium-Term Notes 6.200%, 09/30/13	436,285

690,000	Fifth Third Bank, Sr. Unsec. Notes 0.576%, 05/17/13(b)	677,326

1,500,000	ING Bank NV, Sr. Notes 1.725%, 10/18/13(b)(c)	1,457,088

1,450,000	Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term Notes 0.863%, 01/15/15(b)	1,262,571

650,000	MetLife Institutional Funding II, Sec. Notes 1.481%, 04/04/14(b)(c)	648,991

$1,700,000	National Australia Bank, Ltd., Sr. Unsec. Notes 1.111%, 04/11/14(b)(c)	$1,684,046

700,000	Pacific Life Global Funding, Bonds 6.050%, 02/06/16(b)(c)	707,112

		7,616,882

Health Care: 0.82%

300,000	Eli Lilly & Co., Sr. Unsec. Notes 3.550%, 03/06/12	301,583

300,000	Quest Diagnostics, Inc., Gtd. Notes 1.424%, 03/24/14(b)	301,725

		603,308

Industrials: 0.86%

400,000	General Electric Co., Sr. Unsec. Notes 5.000%, 02/01/13	416,983

200,000	Union Pacific Corp., Sr. Unsec. Notes 5.450%, 01/31/13	209,869

		626,852

Technology: 1.79%

1,300,000	Dell, Inc., Sr. Unsec. Notes 0.972%, 04/01/14(b)	1,308,648

	Total Corporate Bonds (Cost $12,304,547)	12,084,086

MUNICIPAL BONDS: 1.43%
300,000	Georgia Municipal Gas Authority, Taxable, Revenue Bonds, Gas Portfolio III 1.770%, 10/01/13	302,259

500,000	New Jersey State Economic Development Authority, Taxable Revenue Bonds (Build America Bonds) 1.546%, 06/15/13(b)	500,075

240,000	Texas State University Systems Financing, Pre-refunded Revenue Bonds 5.250%, 03/15/16	242,354

	Total Municipal Bonds (Cost $1,049,015)	1,044,688

See Notes to Financial Statements	73	December 31, 2011

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

U.S. TREASURY BONDS & NOTES: 6.84%
$4,750,000	U.S. Treasury Notes 2.375%, 09/30/14	$5,013,107

	Total U.S. Treasury Bonds & Notes (Cost $4,751,027)	5,013,107

Par Value

SHORT-TERM SECURITIES: 3.41%

$2,000,000	U.S. Treasury Bills, Discount Notes(d) 0.135%, due 02/09/2012	1,999,707

500,000	University of California, Series B, Discount Notes(d) 0.222%, due 01/09/2012	499,976

	Total Short-Term Securities (Cost $2,499,683)	2,499,683

SHORT-TERM BANK DEBT INSTRUMENTS: 26.07%

19,100,186	Wells Fargo Bank & Co.—San Francisco 0.030%, due 01/03/12	19,100,186

	Total Short-Term Bank Debt Instruments (Cost $19,100,186)	19,100,186

	Total Investments: 98.01% (Cost $74,800,146)	71,801,840

	Net Other Assets and Liabilities: 1.99%	1,460,083	(e)

	Net Assets: 100.00%	$73,261,923

(a) Non-income producing security.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $4,970,249, representing 6.78% of net assets.

(d) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(e) Includes cash which is being held as collateral for swap contracts.

Percentages are stated as a percent of net assets.

December 31, 2011	74	See Notes to Financial Statements

Forward Frontier Strategy Fund

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Barclays Capital	MSCI Bulgaria Index	1-month LIBOR plus 70 Bps	Total Return	03/31/12	$163,960	$(1,417)
Barclays Capital	MSCI Croatia Index	1-month LIBOR plus 70 Bps	Total Return	03/31/12	2,115,442	(4,937)
Barclays Capital	MSCI Estonia Index	1-month LIBOR plus 70 Bps	Total Return	03/31/12	404,222	(8,450)
Barclays Capital	MSCI Jordan Index	1-month LIBOR plus 100 Bps	Total Return	03/31/12	783,190	7,475
Barclays Capital	MSCI Lithuania Index	1-month LIBOR plus 70 Bps	Total Return	03/31/12	223,996	727
Barclays Capital	MSCI GCC Countries ex-Saudi Arabia Index	1-month LIBOR plus 50 Bps	Total Return	06/30/12	45,217,729	420,518
Barclays Capital	MSCI Romania Index	1-month LIBOR plus 50 Bps	Total Return	03/31/12	702,974	(3,202)
Barclays Capital	MSCI Slovenia Index	1-month LIBOR plus 70 Bps	Total Return	03/31/12	1,888,992	38,019
Morgan Stanley	Nigeria/Kenya Basket of Securities	FEDEF-1D plus 225 Bps	Total Return	10/29/13	6,965,794	(219,875)
Morgan Stanley	Pakistan Equity Basket of Securities	FEDEF-1D plus 225 Bps	Total Return	10/31/13	3,116,113	(45,071)
Morgan Stanley	Sri-Lanka Basket of Securities	FEDEF-1D plus 225 Bps	Total Return	01/04/12	1,400,715	(7,501)
					$62,983,127	$176,286

Investment Abbreviations:

ADR — American Depositary Receipt

Bps — Basis Points

ETF — Exchange-Traded Fund

FEDEF-1D — Federal Funds Effective Rate (Daily)

GCC — Gulf Cooperation Council

GDR — Global Depositary Receipt

Gtd. — Guaranteed

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	75	December 31, 2011

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

CORPORATE BONDS: 92.40%
Airlines: 1.90%

$1,250,000	Delta Air Lines, Inc., Sec. Notes 11.750%, 03/15/15(a)(b)	$1,312,500

1,715,000	Air Canada, Sr. Unsec. Notes 12.000%, 02/01/16(a)	1,487,763

		2,800,263

Basic Materials: 3.40%

1,465,000	FMG Resources August 2006, Ltd., Sr. Notes 6.375%, 02/01/16(a)	1,428,375

1,275,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance Ulc, Sec. Notes 9.000%, 11/15/20	1,058,250

1,500,000	Longview Fibre Paper & Packaging, Inc., Sr. Sec. Notes 8.000%, 06/01/16(a)	1,507,500

1,290,000	Vertellus Specialties, Inc., Sr. Sec. Notes 9.375%, 10/01/15(a)	993,300

		4,987,425

Communications: 9.80%

1,500,000	Cablevision Systems Corp., Sr. Unsec. Notes 7.750%, 04/15/18	1,597,500

1,790,000	CCO Holdings LLC / CCO Holdings Capital Corp., Sr. Unsec Notes 7.875%, 04/30/18	1,917,538

1,500,000	Cogent Communications Group, Inc., Sr. Sec. Notes 8.375%, 02/15/18(a)	1,541,250

1,500,000	Digicel Group, Ltd., Sr. Unsec. PIK Notes 9.125%, 01/15/15(a)	1,477,500

1,745,000	Frontier Communications Corp., Sr. Unsec. Notes 9.000%, 08/15/31	1,601,037

1,500,000	Goodman Networks, Inc., Sr. Sec. Notes 12.125%, 07/01/18(a)	1,436,250

1,500,000	Gray Television, Inc., Sr. Sec. Notes 10.500%, 06/29/15	1,425,000

1,500,000	GXS Worldwide, Inc., Sr. Sec. Notes 9.750%, 06/15/15	1,395,000

2,000,000	Windstream Corp., Sr. Unsec. Notes 7.500%, 06/01/22(a)	2,000,000

		14,391,075

Consumer Cyclical: 15.96%

$1,500,000	American Casino Entertainment, Sr. Sec. Notes 11.000%, 06/15/14	$1,533,750

1,530,000	Ameristar Casinos, Inc., Sr. Unsec. Notes 7.500%, 04/15/21	1,583,550

1,731,000	Bon-Ton Department Stores, Inc., Gtd. Notes 10.250%, 03/15/14	1,118,659

1,825,000	Fiesta Restaurant Group, Sec. Notes 8.875%, 08/15/16(a)	1,843,250

1,500,000	Ford Motor Co., Sr. Unsec. Notes 6.500%, 08/01/18	1,590,000

10,000	Gymboree Corp., Sr. Unsec. Notes 9.125%, 12/01/18	8,800

986,000	Landry’s Restaurants, Inc., Second Lien Notes 11.625%, 12/01/15	1,042,695

500,000	11.625%, 12/01/15(a)	528,750

1,725,000	Marina District Finance Co., Inc., Sr. Sec. Notes 9.500%, 10/15/15	1,621,499

1,600,000	MGM Resorts International, Gtd. Notes 6.875%, 04/01/16	1,488,000

1,500,000	OSI Restaurant Partners Llc, Sr. Unsec. Notes 10.000%, 06/15/15	1,558,125

1,500,000	Pantry, Inc., Gtd. Notes 7.750%, 02/15/14	1,496,250

1,750,000	Peninsula Gaming Llc, Gtd. Notes 10.750%, 08/15/17	1,841,875

1,725,000	Quiksilver, Inc., Gtd. Notes 6.875%, 04/15/15	1,610,719

1,500,000	Shea Homes LP/Shea Homes Funding Corp., Sr. Sec. Notes 8.625%, 05/15/19(a)	1,406,250

1,500,000	Steelcase, Inc., Sr. Unsec. Notes 6.375%, 02/15/21	1,596,180

1,400,000	Wynn Las Vegas Llc/Wynn Las Vegas Capital Corp., First Mortgage Notes 7.750%, 08/15/20	1,561,000

		23,429,352

Consumer Non-Cyclical: 25.63%(c)

1,235,181	American Renal Associates Holdings, Inc., Sr. Unsec. PIK Notes 9.750%, 03/01/16	1,262,973

December 31, 2011	76	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)
Consumer Non-Cyclical (continued): 25.63%(c)

$1,500,000	Aramark Holdings Corp., Sr. PIK Notes 8.625%, 05/01/16(a)	$1,552,500

1,750,000	Beverages & More, Inc., Sr. Sec. Notes 9.625%, 10/01/14(a)	1,785,000

1,500,000	Bumble Bee Holdco SCA, Sr. PIK Notes 9.625%, 03/15/18(a)	1,342,500

1,511,000	C&S Group Enterprises Llc, Notes 8.375%, 05/01/17(a)	1,601,660

1,700,000	Capella Healthcare, Inc., Sr. Unsec. Notes 9.250%, 07/01/17	1,734,000

1,640,000	Cardtronics, Inc., Gtd. Notes 8.250%, 09/01/18	1,791,700

1,490,000	Cenveo Corp., Notes 8.875%, 02/01/18	1,307,475

1,500,000	Fresenius Medical Care U.S. Finance, Inc., Gtd. Notes 6.500%, 09/15/18(a)	1,578,750

1,500,000	Harmony Foods Corp., Sr. Sec. Notes 10.000%, 05/01/16(a)	1,515,000

1,800,000	HCA, Inc., Sr. Unsec. Notes 8.000%, 10/01/18	1,907,999

1,750,000	Healthsouth Corp., Gtd. Notes 7.750%, 09/15/22	1,730,313

1,500,000	Ingles Markets, Inc., Sr. Unsec. Notes 8.875%, 05/15/17	1,631,250

600,000	Pinnacle Foods Finance Llc, Sr. Unsec. Notes 8.250%, 09/01/17	627,000

1,500,000	Prospect Medical Holdings, Inc., Sr. Sec. Notes 12.750%, 07/15/14	1,642,500

1,500,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer Llc, Sr. Sec. Notes 8.750%, 10/15/16(a)	1,586,250

1,600,000	RR Donnelley & Sons Co., Sr. Unsec. Notes 8.600%, 08/15/16	1,610,000

1,750,000	Service Corp. International, Sr. Unsec. Notes 7.000%, 05/15/19	1,850,624

1,650,000	Stonemor Operating Llc/Cornerstone Family Services of WV/Osiris Holding, Gtd. Notes 10.250%, 12/01/17	1,546,875
Principal Amount		Value (Note 2)

$1,475,000	Sunstate Equipment Co. Llc/Sunstate Equipment Co., Inc., Sec. PIK Notes 12.000%, 06/15/16(a)	$1,379,125

1,650,000	SUPERVALU, Inc., Sr. Unsec. Notes 8.000%, 05/01/16	1,711,875

1,890,000	Tenet Healthcare Corp., Sr. Unsec. Notes 6.875%, 11/15/31	1,559,250

1,750,000	Universal Hospital Services, Inc., Sr. Sec. PIK Notes 8.500%, 06/01/15	1,776,250

1,800,000	YCC Holdings Llc/Yankee Finance, Inc., Sr. Unsec. PIK Notes 10.250%, 02/15/16	1,584,000

		37,614,869

Energy: 15.05%

1,500,000	Bill Barrett Corp., Sr. Unsec. Notes 7.625%, 10/01/19	1,575,000

1,200,000	Chaparral Energy, Inc., Gtd. Notes 8.250%, 09/01/21	1,221,000

2,030,000	Chesapeake Oilfield Operating Llc/Chesapeake Oilfield Finance, Inc., Sr. Unsec. Notes 6.625%, 11/15/19(a)	2,121,350

1,500,000	Concho Resources, Inc., Gtd. Notes 8.625%, 10/01/17	1,646,250

1,595,000	Continental Resources, Inc., Gtd. Notes 8.250%, 10/01/19	1,762,475

1,740,000	EXCO Resources, Inc., Gtd. Notes 7.500%, 09/15/18	1,653,000

1,500,000	Kinder Morgan Finance Co. Llc, Sr. Sec. Notes 6.000%, 01/15/18(a)	1,533,750

1,750,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes 6.500%, 08/15/21	1,830,937

1,500,000	Murray Energy Corp., Gtd. Notes 10.250%, 10/15/15(a)	1,496,250

1,192,000	NFR Energy Llc/NFR Energy Finance Corp., Gtd. Notes 9.750%, 02/15/17(a)	1,078,760

1,450,000	Parker Drilling Co., Gtd. Notes 9.125%, 04/01/18	1,533,375

See Notes to Financial Statements	77	December 31, 2011

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)
Energy (continued): 15.05%

$1,665,000	Quicksilver Resources, Inc., Sr. Sub. Notes 7.125%, 04/01/16	$1,665,000

1,500,000	SESI Llc, Sr. Unsec. Notes 7.125%, 12/15/21(a)	1,578,750

1,350,000	W & T Offshore, Inc., Sr. Notes 8.500%, 06/15/19(a)	1,404,000

		22,099,897

Financials: 8.11%

1,500,000	Aircastle, Ltd., Sr. Unsec. Notes 9.750%, 08/01/18	1,578,750

1,630,000	Ally Financial, Inc., Sr. Unsec. Notes 0.000%, 06/15/15	1,210,275

2,000,000	CIT Group, Inc., Sr. Sec. Notes 7.000%, 05/01/17	2,002,500

1,500,000	Felcor Lodging LP, Sec. Notes 6.750%, 06/01/19	1,447,500

1,500,000	Ford Motor Credit Co. Llc, Sr. Unsec. Notes 5.875%, 08/02/21	1,565,603

1,600,000	Kennedy-Wilson Inc., Sr. Notes 8.750%, 04/01/19(a)	1,568,000

1,325,000	Pinnacle Foods Finance Llc, Gtd. Notes 9.250%, 04/01/15	1,366,406

1,500,000	Provident Funding Associates LP/PFG Finance Corp., Sr. Notes 10.125%, 02/15/19(a)	1,162,500

		11,901,534

Industrials: 8.02%

1,550,000	AEP Industries, Inc., Sr. Unsec. Notes 8.250%, 04/15/19	1,581,000

1,540,000	Berry Plastics Corp., Second Lien Notes 9.500%, 05/15/18	1,555,400

1,200,000	Euramax International, Inc., Sr. Sec. Notes 9.500%, 04/01/16(a)	942,000

1,500,000	Griffon Corp., Gtd. Notes 7.125%, 04/01/18	1,492,500

1,715,000	Liberty Tire Recycling, Gtd. Notes 11.000%, 10/01/16(a)	1,719,288

1,750,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes 8.875%, 04/01/18	1,811,250
Principal Amount		Value (Note 2)

$1,400,000	Maxim Crane Works LP, Sr. Sec. Notes 12.250%, 04/15/15(a)	$1,267,000

1,365,000	Quality Distribution Llc/QD Capital Corp., Sec. Notes 9.875%, 11/01/18	1,412,775

		11,781,213

Retail: 1.06%

1,690,000	Rite Aid Corp., Gtd. Notes 9.500%, 06/15/17	1,550,575

Technology: 2.47%

1,775,000	iGate Corp., Sr. Notes 9.000%, 05/01/16(a)	1,841,563

1,750,000	Stream Global Services, Inc., Sr. Sec. Notes 11.250%, 10/01/14	1,785,000

		3,626,563

Utilities: 1.00%

1,500,000	NRG Energy, Inc., Gtd. Notes 7.875%, 05/15/21(a)	1,470,000

	Total Corporate Bonds (Cost $135,813,185)	135,652,766

Par Value

SHORT - TERM BANK DEBT INSTRUMENTS: 5.65%
$8,293,275	Wells Fargo Bank & Co.—San Francisco 0.030%, due 01/03/12	8,293,275

	Total Short - Term Bank Debt Instruments (Cost $8,293,275)	8,293,275

	Total Investments: 98.05% (Cost $144,106,460)	143,946,041

	Net Other Assets and Liabilities: 1.95%	2,865,170

	Net Assets: 100.00%	$146,811,211

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $48,486,684, representing 33.03% of net assets.

(b) Represents a step bond. Rate disclosed is as of December 31, 2011.

(c) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

December 31, 2011	78	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Gtd. — Guaranteed

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	79	December 31, 2011

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 97.52%
Australia: 6.09%

13,119	Brambles, Ltd.	$96,074

16,959	CSL, Ltd.	555,060

25,300	Iluka Resources, Ltd.	401,090

11,586	Monadelphous Group, Ltd.	238,425

1,771	Rio Tinto, Ltd.	109,226

110,717	Telstra Corp., Ltd.	377,093

36,745	Woolworths, Ltd.	943,326

		2,720,294

Brazil: 3.14%

14,000	Banco do Estado do Rio Grande do Sul	150,114

7,000	Centrais Eletricas Brasileiras SA	100,764

4,500	Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	250,425

9,100	Cia Hering	158,363

5,200	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	101,756

6,800	Itau Unibanco Holding SA, Preferred ADR	126,208

5,000	Localiza Rent a Car SA	68,624

6,400	Souza Cruz SA	78,608

17,800	Vale SA, Preferred ADR	366,679

		1,401,541

Chile: 0.43%

10,226	Empresa Nacional de Telecomunicaciones SA	191,318

China: 4.71%

34,000	Anhui Conch Cement Co., Ltd., Class H	100,906

397,550	China Construction Bank Corp., Class H	277,434

98,000	China Minzhong Food Corp., Ltd.(a)	61,578

116,000	China Petroleum & Chemical Corp., ADR	122,025

113,000	China Shanshui Cement Group, Ltd.	75,221

199,000	CNOOC, Ltd.	347,954

317,000	Evergrande Real Estate Group, Ltd.	131,427

397,254	Industrial & Commercial Bank of China, Ltd., Class H	235,797

204,000	Lenovo Group, Ltd.	136,060

54,000	PICC Property & Casualty Co., Ltd., Class H	73,005

7,700	Tencent Holdings, Ltd.	154,761

Shares		Value (Note 2)

64,000	Weichai Power Co., Ltd., Class H	$314,784

103,000	Yangzijiang Shipbuilding Holdings, Ltd.	72,264

		2,103,216

Colombia: 0.12%

1,200	Ecopetrol SA, Sponsored ADR	53,424

Denmark: 2.69%

1,171	Coloplast A/S, Class B	168,413

8,994	Novo Nordisk AS, Series B	1,033,559

		1,201,972

France: 6.35%

3,439	Arkema SA	243,465

33,319	AXA SA	433,171

8,971	BNP Paribas SA	352,385

3,157	SCOR SE	73,792

4,565	Societe Generale SA	101,651

24,088	Total SA	1,231,444

3,141	Valeo SA	124,843

12,487	Vivendi SA	273,449

		2,834,200

Germany: 3.87%

4,899	BASF SE	341,690

6,172	Bayerische Motoren Werke AG	413,464

973	Continental AG(a)	60,566

2,074	Deutsche Bank AG	79,011

6,986	Hannover Rueckversicherung AG	346,520

3,898	RWE AG	136,971

2,448	SAP AG	129,426

2,276	Siemens AG	217,806

		1,725,454

Hong Kong: 2.59%

13,500	China Mobile, Ltd.	131,930

6,900	Hong Kong Exchanges and Clearing, Ltd.	110,253

29,000	Hysan Development Co., Ltd.	95,216

7,300	Jardine Matheson Holdings, Ltd.	343,465

December 31, 2011	80	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 2)
Hong Kong (continued): 2.59%

22,500	Kerry Properties, Ltd.	$74,453

191,000	SJM Holdings, Ltd.	311,833

7,500	Swire Pacific, Ltd.	90,532

		1,157,682

Hungary: 0.16%

5,472	OTP Bank Plc	72,316

India: 1.42%

4,400	Infosys Technologies, Ltd., ADR	226,072

5,037	Reliance Industries, Ltd., Sponsored GDR(b)	133,984

1,286	State Bank of India, Ltd., Sponsored GDR(c)	82,304

11,400	Tata Motors, Ltd., Sponsored ADR	192,660

		635,020

Indonesia: 1.05%

192,000	PT Bank Negara Indonesia Persero Tbk	80,463

452,000	PT Bank Rakyat Indonesia Persero Tbk	336,476

17,500	PT United Tractors Tbk	50,855

		467,794

Israel: 0.13%

5,393	Israel Chemicals, Ltd.	55,897

Italy: 2.06%

38,882	Eni SpA, Sponsored ADR	805,670

24,512	Fiat SpA	112,622

		918,292

Japan: 15.87%

4,000	Ajinomoto Co., Inc.	48,019

165,000	Aozora Bank, Ltd.	454,462

41,000	Asahi Kasei Corp.	247,161

11,300	Canon, Inc.	500,624

8,300	Daito Trust Construction Co., Ltd.	711,706

33,000	Daiwa House Industry Co., Ltd.	393,582

18,900	DCM Holdings Co., Ltd.	149,049

10,600	East Japan Railway Co.	674,808

7,500	FUJIFILM Holdings Corp.	177,634

21,000	Hitachi Ltd.	110,225

Shares		Value (Note 2)

34,000	IHI Corp.	$82,604

30,000	Iyo Bank, Ltd.	296,219

13,000	Kaken Pharmaceutical Co., Ltd.	172,782

52	KDDI Corp.	334,416

4,600	Komatsu, Ltd.	107,515

61,000	Kurabo Industries, Ltd.	115,707

38,000	Mitsubishi Electric Corp.	364,349

21,000	Mitsubishi Heavy Industries, Ltd.	89,489

3,300	Musashino Bank, Ltd.	109,800

42,000	Nachi-Fujikoshi Corp.	186,073

3,800	Nippon Telegraph & Telephone Corp.	194,270

198	NTT DoCoMo, Inc.	363,999

2,110	ORIX Corp.	174,348

42,000	Osaka Gas Co., Ltd.	165,883

23,000	Sakai Chemical Industry Co., Ltd.	85,163

13,000	San-In Godo Bank, Ltd.	97,454

32,800	Sapporo Hokuyo Holdings, Inc.	117,615

4,100	Sumitomo Mitsui Financial Group, Inc.	114,206

30,000	Tokyo Gas Co., Ltd.	137,976

62,000	Tosoh Corp.	165,935

13,000	Toyo Ink Manufacturing Co., Ltd.	48,136

32,000	Ube Industries, Ltd.	87,722

		7,078,931

Korea: 2.42%

2,150	Dongbu Insurance Co., Ltd.	99,661

3,970	Hynix Semiconductor, Inc.(a)	75,644

430	Hyundai Mobis(a)	108,993

844	Hyundai Motor Co., Ltd.(a)	156,052

4,854	Kia Motors Corp.(a)	281,043

12,430	Korean Reinsurance Co.	161,849

427	NCSoft Corp.(a)	113,978

436	OCI Co., Ltd.(a)	83,075

		1,080,295

See Notes to Financial Statements	81	December 31, 2011

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 2)
Malaysia: 1.01%

81,000	AirAsia Bhd	$96,331

249,000	DiGi.Com Bhd	304,770

27,375	Tenaga Nasional Bhd	50,950

		452,051

Mexico: 1.44%

10,300	Alfa SAB de CV, Class A	112,258

10,429	Fresnillo Plc	247,315

6,435	Industrias Penoles SAB de CV	283,593

		643,166

Netherlands: 1.02%

63,538	ING Groep NV(a)	457,220

Norway: 2.01%

9,300	Cermaq ASA(a)	109,158

7,575	DNB ASA	74,156

14,863	SpareBank 1 SMN	97,664

24,086	StatoilHydro ASA	618,174

		899,152

Peru: 0.18%

2,100	Cia de Minas Buenaventura SA, ADR	80,514

Poland: 0.22%

3,106	KGHM Polska Miedz SA	99,549

Russia: 1.39%

19,892	Gazprom OAO, Sponsored ADR	212,049

4,965	Lukoil OAO, ADR	262,896

5,129	Pharmstandard, GDR(a)(c)	72,319

7,575	Sberbank of Russia, Sponsored ADR(a)	75,296

		622,560

Singapore: 0.87%

54,000	Keppel Corp., Ltd.	387,186

South Africa: 2.39%

52,599	AVI, Ltd.	258,808

42,076	Life Healthcare Group Holdings Pte, Ltd.	107,580

7,369	MTN Group, Ltd.	131,203

4,493	Sasol, Ltd.	214,561

Shares		Value (Note 2)

19,870	Vodacom Group, Ltd.	$219,067

27,656	Woolworths Holdings, Ltd.	133,611

		1,064,830

South Korea: 1.71%

832	Samsung Electronics Co., Ltd.	764,111

Spain: 5.19%

17,055	Banco Bilbao Vizcaya Argentaria SA	147,450

92,838	Banco Santander SA	705,312

165	Construcciones y Auxiliar de Ferrocarriles SA	82,217

37,011	Enagas SA	684,511

2,717	Industria de Diseno Textil SA	222,522

8,101	Red Electrica Corp. SA	346,676

3,475	Viscofan SA	128,899

		2,317,587

Sweden: 2.89%

25,008	Atlas Copco AB, A Shares	537,803

3,856	Axis Communications AB	77,601

14,685	Lundin Petroleum AB(a)(d)	361,041

7,587	SKF AB, B Shares	160,514

11,763	Swedbank AB, A Shares	152,378

		1,289,337

Switzerland: 4.14%

26,181	Ferrexpo Plc	109,291

176	Flughafen Zuerich AG	61,084

16,344	Nestle SA	939,610

320	Partners Group Holding AG	55,837

4,029	Roche Holding AG	682,867

		1,848,689

Taiwan: 2.43%

75	Advanced Semiconductor Engineering, Inc.	64

9,000	Catcher Technology Co., Ltd.	41,762

104,000	E Ink Holdings, Inc.	135,672

35,000	Farglory Land Development Co., Ltd.	54,906

6,000	Hiwin Technologies Corp.	48,747

December 31, 2011	82	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 2)
Taiwan (continued): 2.43%

7,000	Largan Precision Co., Ltd.	$130,850

19,000	President Chain Store Corp.	103,537

37,764	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	487,532

191,000	United Microelectronics Corp.	80,112

		1,083,182

Thailand: 0.72%

144,700	Charoen Pokphand Foods Pcl	151,350

103,900	CP ALL Pcl	170,423

		321,773

Turkey: 0.63%

45,560	Turk Telekomunikasyon AS	168,888

13,733	Turkiye Halk Bankasi AS	71,792

30,875	Turkiye Vakiflar Bankasi Tao, Class D	39,944

		280,624

United Kingdom: 16.18%

3,940	Aggreko Plc	123,416

2,855	AstraZeneca Plc	131,905

60,959	Barclays Plc	166,664

27,254	BHP Billiton Plc	794,655

23,633	British American Tobacco Plc	1,121,423

50,176	British Sky Broadcasting Group Plc	570,784

120,938	BT Group Plc, Class A	358,539

15,725	Burberry Group Plc	289,386

11,559	Capita Group Plc	112,822

12,669	Compass Group Plc	120,213

11,936	Diageo Plc	260,715

9,094	GlaxoSmithKline Plc	207,818

100,542	HSBC Holdings Plc	766,728

1,487	Next Plc	63,205

18,908	Petrofac, Ltd.	423,134

11,788	Provident Financial Plc	172,265

4,156	Rio Tinto Plc	201,694

4,621	Royal Dutch Shell Plc, Class A	170,151

26,359	Shire Plc	918,177

12,701	Smith & Nephew Plc	123,377

Shares		Value (Note 2)

7,796	Xstrata Plc	$118,407

		7,215,478

	Total Common Stocks (Cost $40,930,201)	43,524,655

PREFERRED STOCKS: 0.64%
Brazil: 0.48%

6,000	Companhia de Bebidas das Americas, Preferred ADR, Preferred Shares	216,540

Germany: 0.16%

464	Volkswagen AG, Preferred Shares	69,511

	Total Preferred Stocks (Cost $233,643)	286,051

RIGHTS: 0.01%
Germany: 0.01%

3,898	RWE AG, Rights, Strike Price 26 EUR, (expiring 03/06/12)(a)	5,802

	Total Rights (Cost $0)	5,802

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.99%
$439,676	Wells Fargo Bank & Co. — San Francisco 0.030%, due 01/03/12	439,676

	Total Short-Term Bank Debt Instruments (Cost $439,676)	439,676

	Total Investments: 99.16% (excluding investments purchased with cash collateral from securities loaned) (Cost $41,603,520)	44,256,184

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 0.83%
369,750	Short-Term Investments Trust, Liquid Assets Portfolio Institutional Class, 0.160% 7 day-yield(e)	369,750

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $369,750)	369,750

	Total Investments: 99.99% (Cost $41,973,270)	44,625,934

	Net Other Assets and Liabilities: 0.01%	6,311

	Net Assets: 100.00%	$44,632,245

See Notes to Financial Statements	83	December 31, 2011

Portfolio of Investments (Note 11)

Forward International Equity Fund

(a) Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $133,984, representing 0.30% of net assets.

(c) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $154,623 representing 0.35% of net assets.

(d) Security, or portion of security, is currently on loan.

(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2).

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Currency Abbreviations:

EUR — Euro

December 31, 2011	84	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

AGENCY PASS-THROUGH SECURITIES: 9.77%
Federal National Mortgage Association (FNMA): 9.77%

$244,118	FNMA 2.450%, 05/01/34(a)	$245,595

464,419	3.500%, 10/01/40	478,192

900,618	3.500%, 02/01/26	942,933

698,571	3.500%, 11/01/40	719,288

506,444	3.500%, 09/01/41	521,464

31,517	3.500%, 01/01/26	32,998

941,278	3.500%, 01/01/26	985,504

950,597	3.500%, 01/01/26	995,261

583,366	3.500%, 01/01/26	610,775

121,115	4.000%, 04/01/24	127,811

129,671	4.000%, 08/01/13	136,658

294,784	4.000%, 05/01/26	311,450

347,900	4.000%, 04/01/26	367,569

960,062	4.000%, 07/01/26	1,014,339

276,446	6.000%, 03/01/33	303,995

	Total Agency Pass-Through Securities (Cost $7,700,497)	7,793,832

ASSET-BACKED SECURITIES: 1.55%

67,862,270	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class X1 0.363%, 11/11/41(a)(b)(c)	1,037,818

57,643	Chec Loan Trust 3.794%, 07/25/34(a)(b)	6,016

131,000	Falcon Franchise Loan Llc, Series 2003-1, Class A1 4.856%, 01/05/25(b)	127,588

250,000	Falcon Franchise Loan Llc, Series 2003-1, Class C 4.100%, 01/05/25(b)(j)	10,250

190,097	Home Equity Mortgage Trust, Series 2006-2, Class 1A1 5.367%, 07/25/36	53,981

	Total Asset-Backed Securities (Cost $1,489,032)	1,235,653

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.79%

$1,000,000	Banc of America Large Loan, Inc., Series 2005-MIB1 3.278%, 03/15/22(a)(b)	$528,883

252,544	Capco America Securitization Corp., Series 1998-D7, Class PS1 1.927%, 10/15/30(a)(b)(c)	148

6,459	Collateralized Mortgage Securities Corp., Series I, Class 3 9.450%, 02/01/17	7,191

787,287	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A6 6.000%, 05/25/36	448,810

611,000	Entertainment Properties Trust, Series 2003-EPR, Class C 6.223%, 02/15/18(b)	562,675

349,644	FHLMC, Series 2887, Class JD 4.500%, 03/15/19	365,523

211,575	FHLMC, Series 3300, Class AB 6.000%, 02/15/34	216,941

2,471	FNMA, Series 1998-M4, Class N 1.041%, 02/25/35(a)(c)(d)	0

2,271,000	FNMA, Series 2006-46, Class PE 5.500%, 11/25/32	2,333,228

183,288	FNMA, Series 2007-5, Class PB 6.000%, 07/25/33	186,766

8,397,928	GNMA, Series 2002-28, Class IO 0.354%, 01/16/42(a)(c)(d)	65,630

5,736,044	GNMA, Series 2003-64, Class XA 0.027%, 08/16/43(a)(c)(d)	25,835

6,504	Harborview Mortgage Loan Trust, Series 2005-4, Class 1A 1.371%, 06/19/34(a)	4,814

204,271	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A1 4.475%, 01/15/14	206,557

52,708	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO 0.900%, 04/25/19(c)(d)	0

264,884,690	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class X 0.034%, 06/15/38(a)(b)(c)	273,361

See Notes to Financial Statements	85	December 31, 2011

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued): 7.79%

$14,756,048	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO 0.701%, 11/15/26(a)(c)(d)	$413,391

669,264	Preferred Term Securities XIII, Inc. 2.129%, 03/24/34(a)(b)(d)	150,584

19,234,674	Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class X1 0.793%, 11/13/36(a)(b)(c)	34,834

1,255,007	Washington Mutual, Series 2005-AR18, Class 3A2 5.369%, 01/25/36(a)	386,679

	Total Collateralized Mortgage Obligations (Cost $12,603,633)	6,211,850

CORPORATE BONDS: 24.28%
Banks: 6.67%

1,800,000	Bank of America Corp., Sr. Unsec. Medium-Term Notes 9.145%, 07/17/28(e)	493,885

800,000	Bank of America Corp., Sr. Unsec. Notes 5.650%, 05/01/18	762,997

600,000	5.750%, 12/01/17	567,546

1,500,000	Citigroup, Inc., Sr. Unsec. Notes 6.125%, 11/21/17	1,603,221

300,000	Citigroup, Inc., Unsec. Notes 8.500%, 05/22/19	353,524

200,000	HSBC Bank Plc, Sr. Unsec. Notes 0.875%, Perpetual Maturity(a)(f)	93,000

700,000	HSBC Bank USA NA, Sub. Notes 4.875%, 08/24/20	650,450

700,000	Rabobank Nederland, Gtd. Notes 4.500%, 01/11/21	728,268

100,000	Royal Bank of Scotland Group Plc, Jr. Sub. Notes 7.648%, Perpetual Maturity(a)(f)	68,625

		5,321,516

Brokerage: 5.49%

900,000	Goldman Sachs Group, Inc., Sr. Unsec. Notes 5.950%, 01/18/18	922,728

1,200,000	6.150%, 04/01/18	1,239,785

$270,000	Jefferies Group, Inc., Sr. Unsec. Notes 6.250%, 01/15/36	$223,478

695,000	Lehman Brothers Holdings, Inc., Sr. Unsec. Medium-Term Notes 5.750%, 04/25/11(h)	181,569

1,300,000	6.875%, 05/02/18(g)	351,000

800,000	Morgan Stanley, Sr. Unsec. Medium-Term Notes 6.625%, 04/01/18	790,750

800,000	Morgan Stanley, Sr. Unsec. Notes 0.883%, 10/15/15(a)	673,151

		4,382,461

Finance-Other: 3.53%

250,000	NLV Financial Corp., Sr. Notes 7.500%, 08/15/33(b)	258,073

700,000	Royal Bank of Scotland Plc, Co., Gtd. Notes 5.625%, 08/24/20	672,290

900,000	TNK-BP Finance SA, Co., Gtd. Notes 6.625%, 03/20/17(i )	922,500

800,000	Transneft Via TransCapitalInvest Ltd., Sec. Notes 8.700%, 08/07/18(i )	966,760

		2,819,623

Financials: 1.29%

100,000	Ally Financial, Inc., Gtd. Notes 3.963%, 06/20/14(a)	94,016

200,000	American International Group, Inc., Sr. Unsec. Notes 4.250%, 09/15/14	194,494

200,000	Barclays Bank Plc, Sr. Unsec. Notes 6.750%, 05/22/19	221,985

500,000	Barclays Bank Plc, Sr. Unsec. Notes, Series 1 5.000%, 09/22/16	518,483

		1,028,978

Industrial-Energy: 2.62%

600,000	BP Capital Markets Plc, Gtd. Notes 3.125%, 10/01/15	629,121

400,000	4.500%, 10/01/20	441,191

900,000	Gazprom Via Gaz Capital SA, Sr. Unsec. Notes 8.146%, 04/11/18(i )	1,017,000

		2,087,312

December 31, 2011	86	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)
Industrial-Other: 1.26%

$1,300,000	Barnett Capital III, Ltd. Gtd. Notes 1.054%, 02/01/27(a)	$942,070

1,609,624	Canal Point II Ltd., Sec. Note, Series AI 0.000%, 06/25/14(d)(j)	59,527

		1,001,597

Insurance-Life: 0.49%

400,000	International Lease Finance Corp., Sr. Unsec. Medium-Term Notes 0.748%, 07/13/12(a)	388,051

Non-Captive Consumer: 1.32%

1,000,000	American Express Credit Co., Sr. Unsec. Medium-Term Notes 5.875%, 05/02/13	1,051,601

Non-Captive Diversified: 1.03%

725,000	General Electric Capital Corp., Sr. Unsec. Medium-Term Notes 6.900%, 09/15/15	819,737

Utilities: 0.58%

440,593	MP Environmental Funding Llc, Series A1 4.982%, 07/15/14	466,925

	Total Corporate Bonds (Cost $21,695,782)	19,367,801

FOREIGN GOVERNMENT OBLIGATIONS: 1.31%

1,000,000	Province of Ontario Canada, Sr. Unsec. Notes 2.700%, 06/16/15	1,048,393

	Total Foreign Government Obligations (Cost $997,777)	1,048,393

MUNICIPAL BONDS: 6.79%

500,000	Buckeye Tobacco Settlement Financing Authority, Sr. Turbo Revenue Bonds, Series A-2 6.500%, 06/01/47	393,910

1,000,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series A 6.899%, 12/01/40	1,168,090

800,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series B 6.899%, 12/01/40	934,472

$900,000	Florida State Turnpike Authority, Turnpike Revenue, Build America Bonds 6.800%, 07/01/39	$1,018,755

200,000	Los Angeles California Community College District, General Obligation Unlimited, Build America Bonds 6.750%, 08/01/49	254,968

800,000	Texas State Transportation Commission, Taxable Revenue Bonds, First Tier, Series B 5.178%, 04/01/30	930,152

600,000	University of California Regents Medical Center Pooled Revenue, Build America Bonds 6.548%, 05/15/48	714,504

	Total Municipal Bonds (Cost $4,661,491)	5,414,851

U.S. GOVERNMENT AGENCY SECURITIES: 47.58%
Department of Housing & Urban Development (HUD): 0.10%

84,000	US Department of Housing and Urban Development, Gtd., Series 99-A 6.330%, 08/01/13	84,127

Small Business Administration-Pass-Through-Agency: 0.90%

658,254	Small Business Administration Participation Certificates, Series 2003-20E, Class 1 4.640%, 05/01/23	715,709

U.S. Treasury Bonds & Notes: 46.58%

2,900,000	U.S. Treasury Bonds 3.750%, 08/15/41	3,402,970

100,000	4.375%, 02/15/38	129,141

900,000	4.375%, 05/15/41	1,170,140

400,000	7.875%, 02/15/21	610,312

400,000	8.000%, 11/15/21	625,062

200,000	8.750%, 08/15/20	315,453

413,600	U.S. Treasury Inflation Indexed Bonds 2.125%, 02/15/41	558,845

419,056	2.125%, 02/15/40	562,484

900,000	U.S. Treasury Notes 1.375%, 12/31/18	901,828

3,200,000	1.875%, 09/30/17	3,346,752

See Notes to Financial Statements	87	December 31, 2011

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)
U.S. Treasury Bonds & Notes (continued): 46.58%

$6,400,000	2.000%, 11/15/21	$6,471,002

1,300,000	2.125%, 08/15/21	1,332,907

4,800,000	2.250%, 07/31/18	5,106,374

2,600,000	2.625%, 08/15/20	2,804,142

1,300,000	2.875%, 03/31/18	1,436,095

600,000	3.125%, 05/15/21	669,703

400,000	3.375%, 11/15/19	456,031

5,000,000	3.625%, 02/15/21	5,803,905

35,000	3.875%, 10/31/12	36,084

1,200,000	4.000%, 08/15/18	1,413,563

36	U.S. Treasury Strip Coupon 0.000%, 11/15/17(k)	34

		37,152,827

	Total U.S. Government Agency Securities (Cost $35,822,474)	37,952,663

Par Value

SHORT-TERM SECURITIES: 1.00%

$200,000	U.S. Treasury Bills, Discount Notes 0.035%, due 06/21/12(e)	199,954

600,000	0.108%, due 12/13/12(e)	599,411

	Total Short-Term Securities (Cost $799,345)	799,365

SHORT-TERM BANK DEBT INSTRUMENTS: 0.08%

67,408	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/12	67,408

	Total Short-Term Bank Debt Instruments (Cost $67,408)	67,408

	Total Investments: 100.15% (Cost $85,837,439)	79,891,816

	Net Other Assets and Liabilities: (0.15)%	(123,630	)(l)

	Net Assets: 100.00%	$79,768,186

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,990,230, representing 3.75% of net assets.

(c) Interest only security.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(f) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(g) Security in default on interest payments.

(h) Security in default on interest payments. The issuer defaulted on the maturity payment, pending the outcome of the bankruptcy filing. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

(i) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $2,906,260 representing 3.64% of net assets.

(j) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(k) Principal only security.

(l) Includes cash which is being held as collateral for futures contracts.

(m) Less than 0.005%.

Percentages are stated as a percent of net assets.

December 31, 2011	88	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

FORWARD COMMITMENTS

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Purchase Commitments at December 31, 2011: 24.80%
(Cost Payable $19,645,156)
FNMA	3.500%	01/12/12	$6,000,000	$6,172,500
FNMA	3.500%	01/18/12	10,000,000	10,459,380
FNMA	4.000%	01/12/12	3,000,000	3,152,343
				$19,784,223

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Sales Commitments at December 31, 2011: -15.66%
(Cost Payable $(12,397,031))
FNMA	3.500%	01/12/12	$(5,000,000)	$(5,143,750)
FNMA	3.500%	01/18/12	(3,000,000)	(3,137,814)
FNMA	4.000%	01/12/12	(3,000,000)	(3,152,343)
FNMA	4.000%	01/18/12	(1,000,000)	(1,054,844)
				$(12,488,751)

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
10-Year U.S. Treasury Notes	Long	31	04/02/12	$4,064,875	$38,222
				$4,064,875	$38,222

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
10/03/07-04/10/08	Canal Point II Ltd., Sec. Note, Series AI 0.000%, 06/25/14(j)	$1,436,044	$59,527	0.07%
02/11/05-02/16/05	FNMA, Series 1998-M4, Class N 1.041%, 02/25/35(a)(c)	555,243	0	0.00%	(m)
07/24/06-08/01/06	GNMA, Series 2002-28, Class IO 0.354%, 01/16/42(a)(c)	939,882	65,630	0.08%
05/17/07	GNMA, Series 2003-64, Class XA 0.027%, 08/16/43(a)(c)	469,796	25,835	0.03%
03/30/06	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO 0.900%, 04/25/19(c)	80,281	0	0.00%	(m)
03/29/06	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO 0.701%, 11/15/26(a)(c)	655,253	413,391	0.52%
10/03/06-12/29/11	Preferred Term Securities XIII, Inc. 2.129%, 03/24/34(a)(b)	658,470	150,584	0.19%
		$4,794,969	$714,967	0.89%

Investment Abbreviations:

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

See Notes to Financial Statements	89	December 31, 2011

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Investment Abbreviations (continued):

Gtd. — Guaranteed

HUD — Department of Housing & Urban Development

IO — Interest Only

Jr. — Junior

Sec. — Secured

Sr. — Senior

STRIP — Separate Trading of Registered Interest and Principal of Securities

Sub. — Subordinated

Unsec. — Unsecured

December 31, 2011	90	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Strategic Alternatives Fund

Shares		Value (Note 2)

EXCHANGED-TRADED FUNDS: 21.69%
297,000	ProShares® Ultra Real Estate	$15,147,000

	Total Exchange-Traded Funds (Cost $15,411,508)	15,147,000

Principal Amount

AGENCY PASS-THROUGH SECURITIES: 14.16%
Federal Farm Credit Bank (FFCB): 1.43%

$1,000,000	FFCB 0.303%, 12/16/13(a)	1,001,187

Federal Home Loan Mortgage Corp (FHLMC): 5.56%

	FHLMC

1,250,000	0.247%, 03/21/13(a)	1,251,446

200,000	0.550%, 12/27/13	200,027

200,000	0.700%, 11/04/13	200,149

500,000	0.875%, 12/19/14	500,300

500,000	0.920%, 12/12/14	500,356

8,294	2.000%, 12/01/16(a)	8,322

408,055	2.216%, 09/01/35(a)	425,121

540,768	2.641%, 06/01/32(a)	545,638

15,574	2.643%, 10/01/32(a)	15,876

102,184	2.681%, 05/01/31(a)	104,421

130,530	2.901%, 05/01/27(a)	131,663

		3,883,319

Federal National Mortgage Association (FNMA): 6.41%

	FNMA

200,000	0.600%, 12/27/13	200,002

200,000	0.625%, 10/25/13	200,126

166,028	1.418%, 10/01/44(a)	166,993

13,975	1.898%, 08/01/35(a)	14,574

494,124	1.898%, 07/01/34(a)	517,562

9,458	1.925%, 03/01/34(a)	9,911

864,517	1.934%, 01/01/35(a)	910,274

24,926	1.962%, 03/01/34(a)	26,067

766,394	2.045%, 05/01/33(a)	795,481

60,235	2.235%, 10/01/27(a)	63,086

336,962	2.290%, 12/01/33(a)	352,042

7,341	2.375%, 11/01/24(a)	7,364

81,814	2.390%, 10/01/32(a)	82,679

$71,835	2.463%, 07/01/34(a)	$75,829

77,641	2.505%, 02/01/35(a)	81,880

269,036	2.588%, 04/01/35(a)	285,153

89,525	2.594%, 01/01/30(a)	95,314

92,707	2.848%, 12/01/25(a)	98,072

134,990	2.850%, 04/01/33(a)	135,775

144,510	2.955%, 09/01/31(a)	149,529

140,576	4.320%, 06/01/32(a)	142,066

28,483	5.078%, 01/01/37(a)	30,522

31,585	6.157%, 09/01/37(a)	34,376

		4,474,677

Government National Mortgage Association (GNMA): 0.76%

	GNMA

164,070	1.625%, 07/20/36(a)	168,824

142,885	1.625%, 07/20/33(a)	147,025

86,244	2.250%, 05/20/37(a)	89,253

120,091	2.375%, 02/20/23(a)	124,201

		529,303

	Total Agency Pass-Through Securities (Cost $9,873,829)	9,888,486

ASSET-BACKED SECURITIES: 0.50%
347,422	AmeriCredit Automobile Receivables Trust, Series 2010-B, Class A2 1.180%, 05/06/12	347,597

	Total Asset-Backed Securities (Cost $347,665)	347,597

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.12%
Collateralized Mortgage Obligations-Other: 0.03%

18,543	GE Equipment Midticket Llc, Series 2009-1, Class A3 2.340%, 06/17/13	18,571

		18,571

Federal Home Loan Mortgage Corp (FHLMC): 1.09%

466,391	FHLMC, REMICS 4.000%, 08/15/22	481,807

266,419	4.000%, 03/15/26	284,076

		765,883

	Total Collateralized Mortgage Obligations (Cost $782,510)	784,454

See Notes to Financial Statements	91	December 31, 2011

Portfolio of Investments (Note 11)

Forward Strategic Alternatives Fund

Principal Amount		Value (Note 2)

CORPORATE BONDS: 25.16%
Basic Materials: 0.61%

$400,000	WMC Finance U.S.A., Ltd., Sr. Unsec. Notes 5.125%, 05/15/13	$422,977

Communications: 1.20%

400,000	NBCUniversal Media Llc, Sr. Unsec. Notes 2.100%, 04/01/14	406,884

400,000	Verizon New York, Inc., Sr. Unsec. Notes 7.000%, 05/01/13	429,194

		836,078

Consumer Non-Cyclical: 0.74%

400,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes 3.000%, 10/15/12	406,365

100,000	WellPoint, Inc., Unsec. Notes 5.250%, 01/15/16	112,079

		518,444

Energy: 1.44%

1,000,000	BP Capital Markets Plc, Gtd. Medium-Term Notes 2.750%, 02/27/12	1,002,758

Financials: 17.97%

250,000	American International Group, Inc., Sr. Unsec. Notes 0.663%, 03/20/12(a)	247,821

2,000,000	Bank of America Corp., Sr. Unsec. Notes 0.400%, 10/15/12(a)	2,084,047

4,000,000	0.778%, 11/21/12	4,092,508

1,000,000	Barclays Bank Plc, Sr. Unsec. Notes 0.000%, 10/16/12	1,008,567

1,850,000	0.000%, 09/17/12	1,860,264

265,000	Caterpillar Financial Services Corp., Sr. Unsec. Medium- Term Notes 6.200%, 09/30/13	289,039

500,000	ING Bank NV, Sr. Notes 1.725%, 10/18/13(a)(b)	485,696

1,000,000	Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes 0.863%, 01/15/15(a)	870,739

350,000	MetLife Institutional Funding II, Sec. Notes 1.481%, 04/04/14(a)(b)	349,457

325,000	Pacific Life Global Funding, Bonds 6.050%, 02/06/16(a)	328,302

$1,000,000	SunTrust Bank, Sub. Notes 0.796%, 08/24/15(a)	$929,048

		12,545,488

Health Care: 0.72%

300,000	Eli Lilly & Co., Sr. Unsec. Notes 3.550%, 03/06/12	$301,583

200,000	Quest Diagnostics, Inc., Gtd. Notes 1.424%, 03/24/14(a)	201,150

		502,733

Industrials: 0.75%

400,000	General Electric Co., Sr. Unsec. Notes 5.000%, 02/01/13	416,984

100,000	Union Pacific Corp., Sr. Unsec. Notes 5.450%, 01/31/13	104,934

		521,918

Technology: 1.73%

700,000	Dell, Inc., Sr. Unsec. Notes 0.972%, 04/01/14(a)	704,656

500,000	Hewlett-Packard Co., Sr. Unsec. Notes 2.950%, 08/15/12	504,700

		1,209,356

	Total Corporate Bonds (Cost $17,483,884)	17,559,752

MUNICIPAL BONDS: 2.90%
450,000	City of Pittsburgh Pennsylvania, General Obligation Unlimited, Taxable Pension, Series B 6.350%, 03/01/13	470,439

300,000	Georgia Municipal Gas Authority, Taxable, Revenue Bonds, Gas Portfolio III 1.770%, 10/01/13	302,259

500,000	New Jersey State Economic Development Authority, Taxable Revenue Bonds (Build America Bonds) 1.546%, 06/15/13(a)	500,075

500,000	State of California, Revenue Notes, Series A2 2.000%, 06/26/12	503,955

250,000	University of California, Taxable, Revenue Bonds, Series AA-1 0.480%, 07/01/12	250,220

	Total Municipal Bonds (Cost $2,021,414)	2,026,948

December 31, 2011	92	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Strategic Alternatives Fund

Principal Amount		Value (Note 2)

STRUCTURED NOTES: 23.70%
$14,500,000	BNP Paribas SA, Bank Guaranteed Note Linked to the BNP Millenium Index 0.078%, 10/12/12(a)	$12,531,458

4,500,000	Svensk Exportkredit AB MTN, Linked to DB Balanced Currency Harvest Index 0.000%, 03/16/12(b)	4,017,150

	Total Structured Notes (Cost $19,000,000)	16,548,608

Par Value

SHORT-TERM SECURITIES: 0.72%
$500,000	University of California, Series B, Discount Notes(c) 0.222%, due 01/09/12	499,976

	Total Short-Term Securities (Cost $499,976)	499,976

SHORT-TERM BANK DEBT INSTRUMENTS: 6.58%
$4,594,274	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/12	$4,594,274

	Total Short-Term Bank Debt Instruments (Cost $4,594,274)	4,594,274

	Total Investments: 96.53% (Cost $70,015,060)	67,397,095

	Net Other Assets and Liabilities: 3.47%	2,421,422	(d)

	Net Assets: 100.00%	$69,818,517

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $4,852,303, representing 6.95% of net assets.

(c) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(d) Includes cash which is being held as collateral for swap contracts.

Percentages are stated as a percent of net assets.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Barclays Capital	Barclays Capital EM Momentum	115 Bps	Total Return	09/30/12	23,250,000	$98,181
Barclays Capital	Barclays Capital PRISM Index	125 Bps	Total Return	10/26/12	25,000,000	(38,952)
Credit Suisse	Credit Suisse Volatility Index	45 Bps	Total Return	10/20/12	23,250,000	497,616
Credit Suisse	Credit Suisse Relative Value Volatility Index	75 Bps	Total Return	01/15/13	5,000,000	12,994
Credit Suisse	Credit Suisse HS Global Style Rotation Equity Index	75 Bps	Total Return	10/08/12	15,250,000	(85,632)
					91,750,000	$484,207

Investment Abbreviations:

Bps — Basis Points

Gtd. — Guaranteed

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	93	December 31, 2011

Portfolio of Investments (Note 11)

Forward U.S. Government Money Fund

Principal Amount		Value (Note 2)

FINANCIAL COMPANY COMMERCIAL PAPER: 5.49%
$25,000,000	Bank of Nova Scotia, New York Agency 0.258%, 02/06/12(a)	$24,993,625

	Total Financial Company Commercial Paper (Cost $24,993,625)	24,993,625

U.S. AGENCY BONDS: 51.77%
Federal Farm Credit Bank (FFCB): 8.79%

25,000,000	Federal Farm Credit Bank, Variable Rate 0.250%, 12/31/11, 01/12/12(b)	24,999,848

15,000,000	0.300%, 12/31/11, 09/04/12(b)	15,007,184

		40,007,032

Federal Home Loan Bank (FHLB): 31.13%

	Federal Home Loan Bank

250,000	0.300%, 09/28/12	250,000

10,000,000	0.300%, 10/25/12	10,000,000

10,000,000	0.300%, 01/08/13	10,000,000

5,000,000	0.300%, 01/11/13	5,000,000

10,000,000	0.330%, 08/08/12	10,000,000

15,000,000	0.330%, 10/25/12	15,000,000

6,666,667	0.350%, 09/18/12	6,666,667

	Federal Home Loan Bank, Variable Rate

20,000,000	0.090%, 12/31/11, 05/01/12(b)	20,000,000

15,000,000	0.120%, 12/31/11, 06/22/12(b)	15,000,000

14,000,000	0.120%, 12/31/11, 07/18/12(b)	13,995,269

25,000,000	0.170%, 12/31/11, 01/24/12(b)	25,000,000

10,750,000	0.473%, 03/20/12, 12/20/12(b)	10,773,478

		141,685,414

Federal Home Loan Mortgage Corporation (FHLMC): 4.39%

20,000,000	Federal Home Loan Mortgage Corporation, Variable Rate 0.230%, 12/31/11, 01/09/12(b)	20,000,408

Federal National Mortgage Association (FNMA): 5.26%

	Federal National Mortgage Association

10,000,000	1.080%, 03/30/12	10,020,658

7,425,000	4.875%, 05/18/12	7,553,407

Principal Amount		Value (Note 2)

	Federal National Mortgage Association, Variable Rate

$4,150,000	0.312%, 01/23/12, 08/23/12(b)	$4,151,912

2,195,000	0.315%, 01/17/12, 09/17/12(b)	2,196,279

		23,922,256

U.S. Treasury Bonds & Notes: 2.20%

10,000,000	United States Treasury Notes 0.750%, 05/31/12	10,021,759

	Total U.S. Agency Bonds (Cost $235,636,869)	235,636,869

OTHER COMMERCIAL PAPER: 5.75%

10,000,000	Leland Stanford Jr. 0.192%, 03/09/12(a)	9,996,411

8,690,000	Los Angeles Department Airport 0.233%, 01/25/12(a)	8,688,668

7,500,000	Salvation Army 0.252%, 05/01/12(a)	7,493,698

		26,178,777

	Total Other Commercial Paper (Cost $26,178,777)	26,178,777

REPURCHASE AGREEMENTS: 36.47%

141,000,000	G.X. Clarke & Co., 0.140%, dated 12/30/11 and maturing 01/03/12 with a repurchase amount of $141,002,193, collateralized by several FHLMC, FNMA, FFCB, and FHLB Securities with rates ranging from 0.000% to 11.250% and with maturity dates ranging from 01/05/12 to 11/15/41 with a collateral value of $145,116,828.	141,000,000

December 31, 2011	94	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward U.S. Government Money Fund

Principal Amount		Value (Note 2)

REPURCHASE AGREEMENTS (continued): 36.47%

$25,000,000	G.X. Clarke & Co., 0.190%, dated 12/27/11 and maturing 01/03/12 with a repurchase amount of $25,000,924, collateralized by several FHLMC, FNMA, FFCB, and FHLB Securities with rates ranging from 0.000% to 10.625% and with maturity dates ranging from 12/31/11 to 05/15/41 with a collateral value of $25,501,307.	$25,000,000

	Total Repurchase Agreements (Cost $166,000,000)	166,000,000

	Total Investments: 99.48% (Cost $452,809,271)	452,809,271

	Net Other Assets and Liabilities: 0.52%	2,387,244

	Net Assets: 100.00%	$455,196,515

(a) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2011. The first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	95	December 31, 2011

Portfolio of Investments (Note 11)

Forward Aggressive Growth Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 98.93%

548,506	Forward CorePlus Fund - Class Z	53.44%	$13,624,889

38,231	Forward Emerging Markets Fund - Institutional Class	1.46	373,130

79,167	Forward Extended MarketPlus Fund - Class Z	7.62	1,941,163

187,529	Forward Frontier Strategy Fund - Class Z	7.30	1,860,285

455,798	Forward International Equity Fund - Class Z	24.12	6,148,717

33,399	Forward Select EM Dividend Fund - Institutional Class	2.56	650,614

57,305	Forward Strategic Alternatives Fund - Class Z	2.43	620,045

	Total Affiliated Investment Companies (Cost $25,486,667)		25,218,843
Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.46%

$371,548	Wells Fargo Bank & Co.—San Francisco 0.030%, due 01/03/12		371,548

	Total Short-Term Bank Debt Instruments (Cost $371,548)		371,548

	Total Investments: 100.39% (Cost $25,858,215)		25,590,391

	Net Other Assets and Liabilities: (0.39)%		(100,629)

	Net Assets: 100.00%		$25,489,762

Percentages are stated as a percent of net assets.

December 31, 2011	96	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Balanced Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 102.12%

132,015	Forward Commodity Long/Short Strategy Fund - Class Z	5.70%	$3,568,370

796,188	Forward CorePlus Fund - Class Z	31.56	19,777,315

153,645	Forward EM Corporate Debt Fund - Institutional Class	2.22	1,388,949

38,126	Forward Emerging Markets Fund - Institutional Class	0.59	372,113

91,207	Forward Extended MarketPlus Fund - Class Z	3.57	2,236,402

322,962	Forward Frontier Strategy Fund - Class Z	5.11	3,203,776

1,192,594	Forward High Yield Bond Fund - Class Z	18.45	11,556,245

487,385	Forward International Equity Fund - Class Z	10.49	6,574,816

1,020,955	Forward Investment Grade Fixed-Income Fund - Class Z	18.40	11,526,573

30,407	Forward Select EM Dividend Fund - Institutional Class	0.95	592,325

294,379	Forward Strategic Alternatives Fund - Class Z	5.08	3,185,185

	Total Affiliated Investment Companies (Cost $60,911,893)		63,982,069

	Total Investments: 102.12% (Cost $60,911,893)		63,982,069

	Net Other Assets and Liabilities: (2.12)%		(1,329,660)

	Net Assets: 100.00%		$62,652,409

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	97	December 31, 2011

Portfolio of Investments (Note 11)

Forward Growth & Income Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 101.30%

139,697	Forward Commodity Long/Short Strategy Fund - Class Z	5.58%	$3,776,016

979,308	Forward CorePlus Fund - Class Z	35.97	24,326,006

134,400	Forward EM Corporate Debt Fund - Institutional Class	1.80	1,214,973

43,692	Forward Emerging Markets Fund - Institutional Class	0.63	426,434

97,243	Forward Extended MarketPlus Fund - Class Z	3.52	2,384,402

366,276	Forward Frontier Strategy Fund - Class Z	5.37	3,633,462

1,009,944	Forward High Yield Bond Fund - Class Z	14.46	9,786,361

604,557	Forward International Equity Fund - Class Z	12.05	8,155,480

906,228	Forward Investment Grade Fixed-Income Fund - Class Z	15.12	10,231,319

50,166	Forward Select EM Dividend Fund - Institutional Class	1.44	977,225

334,919	Forward Strategic Alternatives Fund - Class Z	5.36	3,623,818

	Total Affiliated Investment Companies (Cost $68,906,879)		68,535,496

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.15%

$100,000	Wells Fargo Bank & Co.—San Francisco 0.030%, due 01/03/12		100,000

	Total Short-Term Bank Debt Instruments (Cost $100,000 )		100,000

	Total Investments: 101.45% (Cost $69,006,879)		68,635,496

	Net Other Assets and Liabilities: (1.45)%		(978,924)

	Net Assets: 100.00%		$67,656,572

Percentages are stated as a percent of net assets.

December 31, 2011	98	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Growth Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 100.35%

127,759	Forward Commodity Long/Short Strategy Fund - Class Z	5.28%	$3,453,321

1,235,838	Forward CorePlus Fund - Class Z	46.92	30,698,215

126,296	Forward EM Corporate Debt Fund - Institutional Class	1.74	1,141,711

32,769	Forward Emerging Markets Fund - Institutional Class	0.49	319,825

113,864	Forward Extended MarketPlus Fund - Class Z	4.27	2,791,946

324,615	Forward Frontier Strategy Fund - Class Z	4.92	3,220,183

825,007	Forward High Yield Bond Fund - Class Z	12.22	7,994,314

808,281	Forward International Equity Fund - Class Z	16.66	10,903,712

92,876	Forward Select EM Dividend Fund - Institutional Class	2.76	1,809,228

307,885	Forward Strategic Alternatives Fund - Class Z	5.09	3,331,317

	Total Affiliated Investment Companies (Cost $67,598,609)		65,663,772

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.01%

$661,482	JP Morgan Chase-New York 0.030%, due 01/03/12		661,482

	Total Short-Term Bank Debt Instruments (Cost $661,482)		661,482

	Total Investments: 101.36% (Cost $68,260,091)		66,325,254

	Net Other Assets and Liabilities: (1.36)%		(891,224)

	Net Assets: 100.00%		$65,434,030

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	99	December 31, 2011

Portfolio of Investments (Note 11)

Forward Income & Growth Allocation Fund

Shares		Allocation		Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 100.07%

584,323	Forward CorePlus Fund - Class Z	22.70%		$14,514,594

203,581	Forward EM Corporate Debt Fund - Institutional Class	2.88		1,840,371

49,020	Forward Emerging Markets Fund - Institutional Class	0.74		478,432

43,320	Forward Extended MarketPlus Fund - Class Z	1.66		1,062,201

167,093	Forward Frontier Strategy Fund - Class Z	2.59		1,657,564

1,320,680	Forward High Yield Bond Fund - Class Z	20.02		12,797,385

289,446	Forward International Equity Fund - Class Z	6.11		3,904,633

1,997,758	Forward Investment Grade Fixed-Income Fund - Class Z	35.29		22,554,688

10,673	Forward Select EM Dividend Fund - Institutional Class	0.33		207,917

458,122	Forward Strategic Alternatives Fund - Class Z	7.75		4,956,878

265	Forward U.S. Government Money Fund - Class Z	0.00	(a)	265

	Total Affiliated Investment Companies (Cost $64,151,557)			63,974,928

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.72%

	Wells Fargo Bank & Co.—San Francisco

$ 1,100,371	0.030%, due 01/03/12			1,100,371

	Total Short-Term Bank Debt Instruments (Cost $1,100,371)			1,100,371

	Total Investments: 101.79% (Cost $65,251,928)			65,075,299

	Net Other Assets and Liabilities: (1.79)%			(1,142,888)

	Net Assets: 100.00%			$63,932,411

(a) Less than 0.005%.

Percentages are stated as a percent of net assets.

December 31, 2011	100	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Income Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 101.96%

84,015	Forward EM Corporate Debt Fund - Institutional Class	3.90%	$759,493

412,842	Forward High Yield Bond Fund - Class Z	20.56	4,000,436

1,335,963	Forward Investment Grade Fixed-Income Fund - Class Z	77.50	15,083,021

	Total Affiliated Investment Companies (Cost $19,448,087)		19,842,950

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.98%

$385,745	Wells Fargo Bank & Co.—San Francisco 0.030%, due 01/03/12		385,745

	Total Short-Term Bank Debt Instruments (Cost $385,745)		385,745

	Total Investments: 103.94% (Cost $19,833,832)		20,228,695

	Net Other Assets and Liabilities: (3.94)%		(767,005)

	Net Assets: 100.00%		$19,461,690

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	101	December 31, 2011

Statement of Assets and Liabilities

	FORWARD COREPLUS FUND	FORWARD EXTENDED MARKETPLUS FUND	FORWARD FRONTIER STRATEGY FUND
ASSETS:
Investments, at value	$109,389,060	$96,052,217	$71,801,840
Deposit with broker for swap contracts	4,320,000	6,480,000	1,400,000
Deposit with broker for futures contracts	1,256,149	2,021,102	0
Unrealized gain on swap contracts	7,726,700	6,524,392	466,739
Receivable for investments sold	160,629	31,054	35,583
Receivable for shares sold	342	9,396	248,785
Interest and dividends receivable	389,449	284,712	151,518
Other assets	11,696	13,436	6,483

Total Assets	123,254,025	111,416,309	74,110,948

LIABILITIES:
Unrealized loss on swap contracts	74,385	80,773	290,453
Payable for swap contract payments	137,775	73,564	296,019
Payable for investments purchased	656,715	0	0
Payable for shares redeemed	98,456	42,053	150,767
Payable to advisor	47,066	57,352	53,811
Payable for distribution and service fees	12,835	27,181	5,979
Payable to trustees	2,868	643	300
Payable for chief compliance officer fee	631	631	421
Payable to ReFlow (Note 2)	0	0	4,257
Accrued expenses and other liabilities	70,767	55,751	47,018

Total Liabilities	1,101,498	337,948	849,025

NET ASSETS	$122,152,527	$111,078,361	$73,261,923

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$152,376,790	$134,000,538	$77,904,364
Accumulated net realized loss on investments, option contracts, futures contracts and swap contracts	(38,175,229)	(29,668,470)	(1,820,421)
Net unrealized appreciation/(depreciation) on investments and swap contracts	7,950,966	6,746,293	(2,822,020)

TOTAL NET ASSETS	$122,152,527	$111,078,361	$73,261,923

INVESTMENTS, AT COST	$109,090,409	$95,749,543	$74,800,146

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$24.16	$23.09	$9.87
Net Assets	$4,130,844	$2,217,065	$3,021,009
Shares of beneficial interest outstanding	170,981	96,007	306,074
Institutional Class:
Net Asset Value, offering and redemption price per share	$24.84	$24.51	$9.90
Net Assets	$15,063,947	$98,152,858	$56,663,588
Shares of beneficial interest outstanding	606,532	4,005,228	5,725,886
Class C:
Net Asset Value, offering and redemption price per share	—	$22.67	—
Net Assets	—	$292,303	—
Shares of beneficial interest outstanding	—	12,891	—
Class M:
Net Asset Value, offering and redemption price per share	—	—	$9.90
Net Assets	—	—	$8,769
Shares of beneficial interest outstanding	—	—	886

December 31, 2011	102	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD COREPLUS FUND (continued)	FORWARD EXTENDED MARKETPLUS FUND (continued)	FORWARD FRONTIER STRATEGY FUND (continued)
Class Z:
Net Asset Value, offering and redemption price per share	$24.84	$24.52	$9.92
Net Assets	$102,957,736	$10,416,135	$13,568,557
Shares of beneficial interest outstanding	4,144,163	424,801	1,368,475

See Notes to Financial Statements	103	December 31, 2011

Statement of Assets and Liabilities

	FORWARD HIGH YIELD BOND FUND	FORWARD INTERNATIONAL EQUITY FUND	FORWARD INVESTMENT GRADE FIXED-INCOME FUND
ASSETS:
Investments, at value(a)	$143,946,041	$44,625,934	$79,891,816
Foreign currency, at value (Cost $0, $2,436 and $0, respectively)	0	2,465	0
TBA purchase commitments, at value (Cost Payable $0, $0 and $19,645,156 , respectively)	0	0	19,784,223
Deposit with broker for futures contracts	0	376,749	41,501
Variation margin receivable	0	0	38,222
Receivable for investments sold	0	414	12,397,031
Receivable for shares sold	106,824	10,271	17,225
Interest and dividends receivable	2,908,640	113,398	730,196
Other assets	17,438	9,751	534

Total Assets	146,978,943	45,138,982	112,900,748

LIABILITIES:
Payable TBA sale commitments, at value (Proceeds receivable $0, $0 and $12,397,031 , respectively)	0	0	12,488,751
Payable for investments purchased	0	415	20,538,508
Payable for shares redeemed	31,246	22,010	11,716
Payable for collateral upon return of securities loaned	0	369,750	0
Payable to advisor	30,768	20,617	17,239
Payable to sub-advisor	30,768	17,611	17,239
Payable for distribution and service fees	19,789	13,586	9,206
Payable to trustees	1,581	1,142	858
Payable for chief compliance officer fee	538	388	691
Accrued expenses and other liabilities	53,042	61,218	48,354

Total Liabilities	167,732	506,737	33,132,562

NET ASSETS	$146,811,211	$44,632,245	$79,768,186

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$151,353,986	$118,366,227	$96,349,879
Accumulated net investment income	20,712	559,952	22,382
Accumulated net realized loss on investments, option contracts, futures contracts and foreign currency transactions	(4,403,068)	(76,947,680)	(10,744,021)
Net unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(160,419)	2,653,746	(5,860,054)

TOTAL NET ASSETS	$146,811,211	$44,632,245	$79,768,186

INVESTMENTS, AT COST	$144,106,460	$41,973,270	$85,837,439

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.73	$13.08	$11.30
Net Assets	$1,925,047	$3,121,852	$3,081,934
Shares of beneficial interest outstanding	197,902	238,596	272,758
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.70	$13.51	$11.30
Net Assets	$97,719,494	$5,810,903	$17,315,712
Shares of beneficial interest outstanding	10,073,868	430,150	1,532,888

December 31, 2011	104	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD HIGH YIELD BOND FUND (continued)	FORWARD INTERNATIONAL EQUITY FUND (continued)	FORWARD INVESTMENT GRADE FIXED-INCOME FUND (continued)
Class C:
Net Asset Value, offering and redemption price per share	$9.70	—	—
Net Assets	$1,028,933	—	—
Shares of beneficial interest outstanding	106,060	—	—
Class Z:
Net Asset Value, offering and redemption price per share	$9.69	$13.49	$11.29
Net Assets	$46,137,737	$35,699,490	$59,370,540
Shares of beneficial interest outstanding	4,761,067	2,645,467	5,260,904

(a) At December 31, 2011, securities with a market value of $0, $356,493, and $0, respectively, were on loan to brokers.

See Notes to Financial Statements	105	December 31, 2011

Statement of Assets and Liabilities

	FORWARD STRATEGIC ALTERNATIVES FUND	FORWARD U.S. GOVERNMENT MONEY FUND
ASSETS:
Investments, at value	$67,397,095	$286,809,271
Repurchase agreements, at value	0	166,000,000
Cash	0	7,327,317
Deposit with broker for swap contracts	2,000,000	0
Unrealized gain on swap contracts	608,791	0
Receivable for investments sold	8,276	0
Receivable for shares sold	6,650	0
Interest and dividends receivable	114,593	147,927
Other assets	7,343	27,145

Total Assets	70,142,748	460,311,660

LIABILITIES:
Unrealized loss on swap contracts	124,584	0
Payable for swap contract payments	80,995	0
Payable for investments purchased	0	5,000,000
Payable for shares redeemed	25,271	0
Payable for fund distribution	0	3,836
Payable to advisor	43,393	12,939
Payable for distribution and service fees	5,377	2,046
Payable to trustees	610	1,389
Payable for chief compliance officer fee	418	2,540
Payable to ReFlow (Note 2)	2,979	0
Accrued expenses and other liabilities	40,604	92,395

Total Liabilities	324,231	5,115,145

NET ASSETS	$69,818,517	$455,196,515

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$82,462,741	$455,208,386
Accumulated net investment income	41,996	901
Accumulated net realized loss on investments, option contracts and swap contracts	(10,552,462)	(12,772)
Net unrealized depreciation on investments and swap contracts	(2,133,758)	—

TOTAL NET ASSETS	$69,818,517	$455,196,515

INVESTMENTS, AT COST	$70,015,060	$286,809,271

REPURCHASE AGREEMENTS, AT COST	—	166,000,000

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.79	$1.00
Net Assets	$2,072,038	$1,098,361
Shares of beneficial interest outstanding	192,064	1,097,543
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.80	$1.00
Net Assets	$52,034,222	$189,464,920
Shares of beneficial interest outstanding	4,816,036	189,465,481

December 31, 2011	106	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD STRATEGIC ALTERNATIVES FUND (continued)	FORWARD U.S. GOVERNMENT MONEY FUND (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	$1.00
Net Assets	—	$1,576,434
Shares of beneficial interest outstanding	—	1,576,689
Class C:
Net Asset Value, offering and redemption price per share	—	$1.00
Net Assets	—	$5,158,969
Shares of beneficial interest outstanding	—	5,159,127
Class Z:
Net Asset Value, offering and redemption price per share	$10.82	$1.00
Net Assets	$15,712,257	$257,897,831
Shares of beneficial interest outstanding	1,452,610	257,910,577

See Notes to Financial Statements	107	December 31, 2011

Statement of Assets and Liabilities

	FORWARD AGGRESSIVE GROWTH ALLOCATION FUND	FORWARD BALANCED ALLOCATION FUND	FORWARD GROWTH & INCOME ALLOCATION FUND
ASSETS:
Investments in affiliates, at value	$25,218,843	$63,982,069	$68,535,496
Investments, at value	371,548	0	100,000
Receivable for shares sold	26,045	33,508	37,983
Other assets	16,606	20,535	18,937

Total Assets	25,633,042	64,036,112	68,692,416

LIABILITIES:
Payable to custodian	0	203,013	0
Payable for shares redeemed	90,096	1,105,888	919,599
Payable for distribution and service fees	18,921	36,833	68,442
Payable for chief compliance officer fee	152	413	412
Payable to ReFlow (Note 2)	538	6,703	1,785
Accrued expenses and other liabilities	33,573	30,853	45,606

Total Liabilities	143,280	1,383,703	1,035,844

NET ASSETS	$25,489,762	$62,652,409	$67,656,572

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$32,234,119	$69,819,500	$78,692,567
Accumulated net investment income	4,381	8,396	6,079
Accumulated net realized loss on investments	(6,480,914)	(10,245,663)	(10,670,691)
Net unrealized appreciation/(depreciation) on investments	(267,824)	3,070,176	(371,383)

TOTAL NET ASSETS	$25,489,762	$62,652,409	$67,656,572

INVESTMENTS IN AFFILIATES, AT COST	$25,486,667	$60,911,893	$68,906,879

INVESTMENTS, AT COST	371,548	0	100,000

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.54	$13.96	$13.94
Net Assets	$4,800,363	$8,502,771	$7,527,433
Shares of beneficial interest outstanding	382,667	609,109	540,073
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.94	$13.97	$13.96
Net Assets	$11,518,415	$35,935,109	$24,909,153
Shares of beneficial interest outstanding	890,238	2,572,718	1,784,124
Class A:
Net Asset Value, offering and redemption price per share	$12.77	$13.95	$13.92
Net Assets	$4,776,639	$6,230,378	$12,690,529
Shares of beneficial interest outstanding	374,038	446,662	911,799
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.55	$14.80	$14.77
Class C:
Net Asset Value, offering and redemption price per share	$12.23	$13.93	$13.90
Net Assets	$4,394,345	$11,984,151	$22,529,457
Shares of beneficial interest outstanding	359,261	860,293	1,620,977

December 31, 2011	108	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD GROWTH ALLOCATION FUND	FORWARD INCOME & GROWTH ALLOCATION FUND	FORWARD INCOME ALLOCATION FUND
ASSETS:
Investments in affiliates, at value	$65,663,772	$63,974,928	$19,842,950
Investments, at value	661,482	1,100,371	385,745
Receivable for shares sold	122,078	51,868	20,972
Other assets	18,418	16,364	15,772

Total Assets	66,465,750	65,143,531	20,265,439

LIABILITIES:
Payable for shares redeemed	921,044	1,169,320	776,939
Payable for distribution and service fees	57,771	15,913	6,605
Payable for chief compliance officer fee	385	337	115
Payable to ReFlow (Note 2)	1,279	3,427	923
Accrued expenses and other liabilities	51,241	22,123	19,167

Total Liabilities	1,031,720	1,211,120	803,749

NET ASSETS	$65,434,030	$63,932,411	$19,461,690

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$79,063,529	$66,601,907	$20,110,721
Accumulated net investment income	9,131	9,993	5,780
Accumulated net realized loss on investments	(11,703,793)	(2,502,860)	(1,049,674)
Net unrealized appreciation/(depreciation) on investments	(1,934,837)	(176,629)	394,863

TOTAL NET ASSETS	$65,434,030	$63,932,411	$19,461,690

INVESTMENTS IN AFFILIATES, AT COST	$67,598,609	$64,151,557	$19,448,087

INVESTMENTS, AT COST	661,482	1,100,371	385,745

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.94	$14.26	$14.50
Net Assets	$7,853,492	$2,917,779	$2,289,256
Shares of beneficial interest outstanding	607,027	204,580	157,845
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.94	$14.27	$14.51
Net Assets	$24,550,440	$54,211,193	$11,545,081
Shares of beneficial interest outstanding	1,896,944	3,798,653	795,445
Class A:
Net Asset Value, offering and redemption price per share	$12.94	$14.25	$14.51
Net Assets	$12,708,682	$1,206,184	$273,782
Shares of beneficial interest outstanding	982,330	84,615	18,869
Maximum offering price per share (NAV/0.9425, NAV/0.9425 and NAV/0.9625, respectively, based on maximum sales charge of 5.75%, 5.75% and 3.75% , respectively of the offering price)	$13.73	$15.12	$15.08
Class C:
Net Asset Value, offering and redemption price per share	$12.83	$14.21	$14.47
Net Assets	$20,321,416	$5,597,255	$5,353,571
Shares of beneficial interest outstanding	1,583,811	393,848	369,888

See Notes to Financial Statements	109	December 31, 2011

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD COREPLUS FUND	FORWARD EXTENDED MARKETPLUS FUND	FORWARD FRONTIER STRATEGY FUND
INVESTMENT INCOME:
Interest	$1,844,521	$2,308,603	$950,999
Dividends	28,807	—	737,096
Foreign taxes withheld	0	—	(35,097)

Total Investment Income	1,873,328	2,308,603	1,652,998

EXPENSES:
Investment advisory fee	621,529	876,858	818,479
Investment sub-advisory fee	4,112	—	—
Administration fee	99,294	104,645	64,919
Custodian fee	21,913	12,192	15,717
Legal and audit fee	135,862	94,675	59,503
Transfer agent fee	38,117	38,311	21,512
Trustees’ fees and expenses	13,900	12,396	7,968
Registration/filing fees	34,376	46,883	32,056
Reports to shareholder and printing fees	12,191	22,436	12,782
Distribution and service fees
Investor Class	27,111	12,663	15,472
Institutional Class	18,235	111,700	65,176
Class C	—	5,194	—
Class M	—	—	7
Chief compliance officer fee	7,857	8,349	5,445
ReFlow fees (Note 2)	744	—	46,358
Other	10,518	11,531	10,058

Total expenses	1,045,759	1,357,833	1,175,452

NET INVESTMENT INCOME:	827,569	950,770	477,546

Net realized gain/(loss) on investments	10,742,862	(1,091,936)	(245,919)
Net realized loss on option contracts	(290,669)	(211,552)	0
Net realized loss on futures contracts	(293,851)	(578,847)	0
Net realized loss on swap contracts	(10,865,659)	(12,566,747)	(13,249,655)
Net change in unrealized appreciation/(depreciation) on investments	(10,994,702)	708,476	(7,585,044)
Net change in unrealized appreciation/(depreciation) on swap contracts	7,652,315	6,836,757	(329,752)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTION CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS	(4,049,704)	(6,903,849)	(21,410,370)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,222,135)	$(5,953,079)	$(20,932,824)

December 31, 2011	110	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD HIGH YIELD BOND FUND	FORWARD INTERNATIONAL EQUITY FUND	FORWARD INVESTMENT GRADE FIXED-INCOME FUND
INVESTMENT INCOME:
Interest	$11,760,610	$162	$4,142,362
Dividends	—	2,253,331	—
Securities lending income	—	6,160	—
Foreign taxes withheld	—	(247,383)	—

Total Investment Income	11,760,610	2,012,270	4,142,362

EXPENSES:
Investment advisory fee	412,576	350,601	247,195
Investment sub-advisory fee	360,922	286,856	224,931
Administration fee	90,048	76,548	68,612
Custodian fee	24,688	87,537	15,728
Legal and audit fee	54,032	34,472	46,715
Transfer agent fee	34,460	21,561	23,591
Trustees’ fees and expenses	13,390	6,311	7,941
Registration/filing fees	44,390	22,900	23,653
Reports to shareholder and printing fees	14,359	10,598	5,828
Distribution and service fees
Investor Class	26,484	17,635	15,028
Institutional Class	89,381	12,216	15,450
Class C	10,135	—	—
Chief compliance officer fee	7,951	3,720	5,373
ReFlow fees (Note 2)	21,473	—	21,358
Other	10,584	7,244	7,733

Total expenses before waiver	1,214,873	938,199	729,136
Less fees waived/reimbursed by investment advisor (Note 3)	0	(33,935)	0

Total net expenses	1,214,873	904,264	729,136

NET INVESTMENT INCOME:	10,545,737	1,108,006	3,413,226

Net realized gain/(loss) on investments	(1,533,177)	2,377,372	2,185,539
Net realized gain on option contracts	0	0	6,120
Net realized gain on futures contracts	0	29,573	113,249
Net realized gain on foreign currency transactions	0	2,968,249	0
Net change in unrealized appreciation/(depreciation) on investments	(3,627,810)	(12,844,128)	1,242,200
Net change in unrealized appreciation on futures contracts	0	0	37,747
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	0	(25,698)	0

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTION CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	(5,160,987)	(7,494,632)	3,584,855

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,384,750	$(6,386,626)	$6,998,081

See Notes to Financial Statements	111	December 31, 2011

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD STRATEGIC ALTERNATIVES FUND	FORWARD U.S. GOVERNMENT MONEY FUND
INVESTMENT INCOME:
Interest	$372,014	$915,913
Dividends	365,324	—

Total Investment Income	737,338	915,913

EXPENSES:
Investment advisory fee	573,551	380,337
Administration fee	50,578	256,183
Custodian fee	6,429	25,843
Legal and audit fee	57,070	102,773
Transfer agent fee	18,504	93,676
Trustees’ fees and expenses	7,285	34,450
Registration/filing fees	23,076	50,290
Reports to shareholder and printing fees	7,586	21,643
Distribution and service fees
Investor Class	9,485	10,070
Institutional Class	59,544	—
Class A	—	3,841
Class C	—	23,497
Administrative services fees—Investor Class, Institutional Class, Class A and Class C	—	391,338
Chief compliance officer fee	4,664	20,430
ReFlow fees (Note 2)	27,188	—
Other	7,230	33,973

Total expenses before waiver	852,190	1,448,344
Less fees waived (Note 3)
Investment advisor		(176,988)
Distribution and service fees
Investor Class	—	(10,070)
Class A	—	(3,841)
Class C	—	(23,497)
Administrative services fees—Investor Class, Institutional Class, Class A and Class C	—	(391,338)

Total net expenses	852,190	842,610

NET INVESTMENT INCOME/(LOSS):	(114,852)	73,303

Net realized gain on investments	6,139,602	2,081
Net realized loss on option contracts	(175,097)	0
Net realized loss on swap contracts	(2,116,686)	0
Net change in unrealized depreciation on investments	(5,330,304)	0
Net change in unrealized appreciation on swap contracts	238,533	0

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTION CONTRACTS AND SWAP CONTRACTS	(1,243,952)	2,081

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,358,804)	$75,384

December 31, 2011	112	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD AGGRESSIVE GROWTH ALLOCATION FUND	FORWARD BALANCED ALLOCATION FUND	FORWARD GROWTH & INCOME ALLOCATION FUND
INVESTMENT INCOME:
Interest	$27	$103	$37
Dividends from affiliated investment company shares	378,247	2,769,279	2,173,490

Total Investment Income	378,274	2,769,382	2,173,527

EXPENSES:
Investment advisory fee	39,752	101,906	92,504
Administration fee	16,149	28,827	26,962
Custodian fee	8,008	8,792	8,754
Legal and audit fee	23,382	24,914	25,056
Transfer agent fee	20,293	15,323	33,714
Registration/filing fees	35,977	41,429	41,994
Reports to shareholder and printing fees	24,012	17,498	45,703
Distribution and service fees
Investor Class	34,809	59,380	49,632
Class A	21,892	51,959	53,962
Class C	51,394	157,735	289,693
Chief compliance officer fee	2,237	5,762	5,250
ReFlow fees (Note 2)	16,159	29,742	28,088
Other	6,382	15,369	9,541

Total expenses before waiver	300,446	558,636	710,853
Less fees waived/reimbursed by investment advisor (Note 3)	(39,752)	(101,906)	(92,504)
Less transfer agent fees reimbursed	(16,460)	(12,384)	(28,101)

Total net expenses	244,234	444,346	590,248

NET INVESTMENT INCOME:	134,040	2,325,036	1,583,279

Net realized loss on affiliated investments	(6,759,670)	(9,938,978)	(10,946,252)
Net realized gain distributions from affiliated investment company shares	312,134	282,952	334,150
Net change in unrealized appreciation on affiliated investments	4,324,462	5,881,126	6,328,386

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,123,074)	(3,774,900)	(4,283,716)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,989,034)	$(1,449,864)	$(2,700,437)

See Notes to Financial Statements	113	December 31, 2011

Statement of Operations

For the Year Ended December 31, 2011

	FORWARD GROWTH ALLOCATION FUND	FORWARD INCOME & GROWTH ALLOCATION FUND	FORWARD INCOME ALLOCATION FUND
INVESTMENT INCOME:
Interest	$58	$183	$69
Dividends from affiliated investment company shares	1,405,729	2,475,831	1,134,533

Total Investment Income	1,405,787	2,476,014	1,134,602

EXPENSES:
Investment advisory fee	87,902	65,669	21,348
Administration fee	25,993	21,502	12,355
Custodian fee	8,608	7,837	7,106
Legal and audit fee	24,697	24,869	31,771
Transfer agent fee	39,485	5,803	4,352
Registration/filing fees	37,232	38,525	34,435
Reports to shareholder and printing fees	47,010	7,234	5,411
Distribution and service fees
Investor Class	54,201	22,955	13,763
Class A	53,716	6,136	1,318
Class C	243,099	61,262	48,018
Chief compliance officer fee	4,979	3,728	1,216
ReFlow fees (Note 2)	21,739	8,716	4,926
Other	8,766	4,971	2,996

Total expenses before waiver	657,427	279,207	189,015
Less fees waived/reimbursed by investment advisor (Note 3)	(87,902)	(65,669)	(21,348)
Less transfer agent fees reimbursed	(32,634)	(4,449)	(3,235)

Total net expenses	536,891	209,089	164,432

NET INVESTMENT INCOME:	868,896	2,266,925	970,170

Net realized loss on affiliated investments	(11,773,535)	(2,805,782)	(665,327)
Net realized gain distributions from affiliated investment company shares	276,789	334,445	0
Net change in unrealized appreciation/(depreciation) on affiliated investments	6,608,952	(336,745)	838,079

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(4,887,794)	(2,808,082)	172,752

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,018,898)	$(541,157)	$1,142,922

December 31, 2011	114	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD COREPLUS FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
OPERATIONS:
Net investment income	$827,569	$520,215
Net realized gain on investments	10,742,862	8,321,558
Net realized loss on option contracts	(290,669)	—
Net realized loss on futures contracts	(293,851)	—
Net realized loss on swap contracts	(10,865,659)	—
Net change in unrealized depreciation on investments and swap contracts	(3,342,387)	(614,441)

Net increase/(decrease) in net assets resulting from operations	(3,222,135)	8,227,332

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(9,698)	(6,541)
Institutional Class	(63,737)	(102,512)
Class Z	(517,826)	(462,243)

Total distributions	(591,261)	(571,296)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	289,812	2,992,631
Issued to shareholders in reinvestment of distributions	9,637	5,973
Cost of shares redeemed	(2,664,895)	(493,676)
Acquisition (Note 12)	3,087,687	—

Net increase from share transactions	722,241	2,504,928

Institutional Class
Proceeds from sale of shares	2,906,698	11,576,916
Issued to shareholders in reinvestment of distributions	53,543	67,900
Cost of shares redeemed	(11,797,082)	(19,386,987)
Acquisition (Note 12)	9,543,926	—

Net increase/(decrease) from share transactions	707,085	(7,742,171)

Class C
Proceeds from sale of shares	—	24,061
Cost of shares redeemed	—	(432,443)

Net decrease from share transactions	—	(408,382)

Class Z
Proceeds from sale of shares	106,075,000	15,565,000
Issued to shareholders in reinvestment of distributions	517,827	—
Cost of shares redeemed	(74,300,000)	(61,180,000)
Acquisition (Note 12)	44,922,975	—

Net increase/(decrease) from share transactions	77,215,802	(45,615,000)

Net increase/(decrease) in net assets	$74,831,732	$(43,604,589)

NET ASSETS:
Beginning of period	47,320,795	90,925,384

End of period (including accumulated net investment income of $0 and $0, respectively)	$122,152,527	$47,320,795

See Notes to Financial Statements	115	December 31, 2011

Statement of Changes in Net Assets

	FORWARD COREPLUS FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	11,280	131,902
Distributions reinvested	382	271
Redeemed	(107,580)	(21,623)
Acquisition (Note 12)	123,067	—

Net increase in shares outstanding	27,149	110,550

Institutional Class
Sold	112,025	484,967
Distributions reinvested	2,061	2,945
Redeemed	(459,768)	(822,143)
Acquisition (Note 12)	370,940	—

Net increase/(decrease) in shares outstanding	25,258	(334,231)

Class C
Sold	—	1,091
Redeemed	—	(20,182)

Net decrease in shares outstanding	—	(19,091)

Class Z
Sold	4,155,826	693,181
Distributions reinvested	19,921	—
Redeemed	(2,933,646)	(2,582,229)
Acquisition (Note 12)	1,746,213	—

Net increase/(decrease) in shares outstanding	2,988,314	(1,889,048)

(a) Effective August 9, 2010 the Class C shares of the Forward CorePlus Fund were closed.

December 31, 2011	116	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EXTENDED MARKETPLUS FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$950,770	$948,496
Net realized gain/(loss) on investments	(1,091,936)	31,090,989
Net realized loss on option contracts	(211,552)	—
Net realized loss on futures contracts	(578,847)	—
Net realized gain/(loss) on swap contracts	(12,566,747)	23,330,230
Net change in unrealized appreciation/(depreciation) on investments, option contracts, futures contracts and swap contracts	7,545,233	(19,569,803)

Net increase/(decrease) in net assets resulting from operations	(5,953,079)	35,799,912

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	—	(406,187)
Institutional Class	—	(19,004,044)
Class C	—	(72,746)
Class Z	—	(6,279,832)
From return of capital
Investor Class	(10,898)	—
Institutional Class	(681,791)	—
Class C	(426)	—
Class Z	(253,950)	—

Total distributions	(947,065)	(25,762,809)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	566,327	1,577,814
Issued to shareholders in reinvestment of distributions	10,383	379,631
Cost of shares redeemed	(839,288)	(832,251)

Net increase/(decrease) from share transactions	(262,578)	1,125,194

Institutional Class
Proceeds from sale of shares	16,958,120	42,833,888
Issued to shareholders in reinvestment of distributions	137,703	4,079,219
Cost of shares redeemed	(29,173,491)	(65,184,069)

Net decrease from share transactions	(12,077,668)	(18,270,962)

Class C
Proceeds from sale of shares	186,699	190,457
Issued to shareholders in reinvestment of distributions	402	65,539
Cost of shares redeemed	(553,964)	(129,398)

Net increase/(decrease) from share transactions	(366,863)	126,598

Class Z
Proceeds from sale of shares	20,650,000	23,575,000
Issued to shareholders in reinvestment of distributions	253,951	6,058,743
Cost of shares redeemed	(51,572,737)	(30,958,085)

Net decrease from share transactions	(30,668,786)	(1,324,342)

Net decrease in net assets	$(50,276,039)	$(8,306,409)

NET ASSETS:
Beginning of period	161,354,400	169,660,809

End of period (including accumulated net investment income of $0 and $0, respectively)	$111,078,361	$161,354,400

See Notes to Financial Statements	117	December 31, 2011

Statement of Changes in Net Assets

	FORWARD EXTENDED MARKETPLUS FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	23,423	60,347
Distributions reinvested	402	15,504
Redeemed	(35,055)	(32,857)

Net increase/(decrease) in shares outstanding	(11,230)	42,994

Institutional Class
Sold	655,456	1,625,192
Distributions reinvested	5,028	157,432
Redeemed	(1,129,266)	(2,494,135)

Net decrease in shares outstanding	(468,782)	(711,511)

Class C
Sold	7,554	7,906
Distributions reinvested	16	2,718
Redeemed	(21,908)	(5,261)

Net increase/(decrease) in shares outstanding	(14,338)	5,363

Class Z
Sold	809,664	812,510
Distributions reinvested	9,274	233,838
Redeemed	(2,016,717)	(1,133,979)

Net decrease in shares outstanding	(1,197,779)	(87,631)

December 31, 2011	118	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD FRONTIER STRATEGY FUND
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$477,546	$355,252
Net realized gain/(loss) on investments	(245,919)	2,651,865
Net realized gain/(loss) on swap contracts	(13,249,655)	10,091,620
Net realized loss on foreign currency transactions	—	(24)
Net change in unrealized appreciation/(depreciation) on investments, swap contracts and foreign currency translations	(7,914,796)	4,477,468

Net increase/(decrease) in net assets resulting from operations	(20,932,824)	17,576,181

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	—	(255,195)
Institutional Class	—	(5,705,574)
Class Z	—	(5,837,327)
From net realized gains on investments
Investor Class	(7,566)	(30,762)
Institutional Class	(144,299)	(669,955)
Class M	(22)	—
Class Z	(33,800)	(711,331)

Total distributions	(185,687)	(13,210,144)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	6,459,115	7,424,701
Issued to shareholders in reinvestment of distributions	3,019	185,702
Cost of shares redeemed	(6,868,257)	(4,618,716)

Net increase/(decrease) from share transactions	(406,123)	2,991,687

Institutional Class
Proceeds from sale of shares	61,908,065	68,531,996
Issued to shareholders in reinvestment of distributions	94,626	3,932,641
Cost of shares redeemed	(56,367,391)	(24,114,455)

Net increase from share transactions	5,635,300	48,350,182

Class M
Proceeds from sale of shares	10,983	—

Net increase from share transactions	10,983	—

Class Z
Proceeds from sale of shares	1,301,522	53,600,000
Issued to shareholders in reinvestment of distributions	33,800	5,837,327
Cost of shares redeemed	(53,025,000)	(12,075,000)

Net increase/(decrease) from share transactions	(51,689,678)	47,362,327

Net increase/(decrease) in net assets	$(67,568,029)	$103,070,233

NET ASSETS:
Beginning of period	140,829,952	37,759,719

End of period (including accumulated net investment income/(loss) of $0 and $(103,414), respectively)	$73,261,923	$140,829,952

See Notes to Financial Statements	119	December 31, 2011

Statement of Changes in Net Assets

	FORWARD FRONTIER STRATEGY FUND (continued)
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	607,326	623,766
Distributions reinvested	299	14,880
Redeemed	(644,714)	(394,814)

Net increase/(decrease) in shares outstanding	(37,089)	243,832

Institutional Class
Sold	5,398,563	5,772,948
Distributions reinvested	9,332	316,549
Redeemed	(4,992,275)	(1,938,025)

Net increase in shares outstanding	415,620	4,151,472

Class M
Sold	886	—

Net increase in shares outstanding	886	—

Class Z
Sold	109,713	4,053,376
Distributions reinvested	3,330	472,658
Redeemed	(4,420,386)	(930,354)

Net increase/(decrease) in shares outstanding	(4,307,343)	3,595,680

(a) The Forward Frontier Strategy Fund began offering Class M shares on May 2, 2011.

December 31, 2011	120	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD HIGH YIELD BOND FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$10,545,737	$8,678,764
Net realized gain/(loss) on investments	(1,533,177)	10,212,160
Net change in unrealized depreciation on investments	(3,627,810)	(4,953,261)

Net increase in net assets resulting from operations	5,384,750	13,937,663

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(312,425)	(362,089)
Institutional Class	(6,594,422)	(6,088,073)
Class C	(65,516)	(56,914)
Class Z	(3,578,138)	(2,146,212)

Total distributions	(10,550,501)	(8,653,288)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	15,449,657	8,499,121
Issued to shareholders in reinvestment of distributions	306,467	344,018
Cost of shares redeemed	(21,745,409)	(5,360,958)

Net increase/(decrease) from share transactions	(5,989,285)	3,482,181

Institutional Class
Proceeds from sale of shares	104,368,137	38,328,885
Issued to shareholders in reinvestment of distributions	4,691,218	4,449,532
Cost of shares redeemed	(79,003,247)	(51,972,720)

Net increase/(decrease) from share transactions	30,056,108	(9,194,303)

Class C
Proceeds from sale of shares	372,609	300,967
Issued to shareholders in reinvestment of distributions	38,334	22,544
Cost of shares redeemed	(300,337)	(177,300)

Net increase from share transactions	110,606	146,211

Class Z
Proceeds from sale of shares	50,700,000	5,588,869
Cost of shares redeemed	(31,050,000)	(4,235,000)

Net increase from share transactions	19,650,000	1,353,869

Net increase in net assets	$38,661,678	$1,072,333

NET ASSETS:
Beginning of period	108,149,533	107,077,200

End of period (including accumulated net investment income of $20,712 and $25,476, respectively)	$146,811,211	$108,149,533

See Notes to Financial Statements	121	December 31, 2011

Statement of Changes in Net Assets

	FORWARD HIGH YIELD BOND FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,535,891	861,472
Distributions reinvested	30,275	35,170
Redeemed	(2,175,673)	(549,670)

Net increase/(decrease) in shares outstanding	(609,507)	346,972

Institutional Class
Sold	10,414,705	3,930,321
Distributions reinvested	471,219	458,005
Redeemed	(7,910,673)	(5,329,697)

Net increase/(decrease) in shares outstanding	2,975,251	(941,371)

Class C
Sold	36,715	30,744
Distributions reinvested	3,871	2,319
Redeemed	(29,261)	(18,182)

Net increase in shares outstanding	11,325	14,881

Class Z
Sold	5,104,507	560,206
Redeemed	(3,129,476)	(428,519)

Net increase in shares outstanding	1,975,031	131,687

December 31, 2011	122	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL EQUITY FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
OPERATIONS:
Net investment income	$1,108,006	$1,127,269
Net realized gain on investments	2,377,372	8,930,985
Net realized gain on futures contracts	29,573	—
Net realized gain on foreign currency transactions	2,968,249	795,270
Net change in unrealized depreciation on investments and foreign currency translations	(12,869,826)	(4,823,940)

Net increase/(decrease) in net assets resulting from operations	(6,386,626)	6,029,584

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(99,448)	(64,805)
Institutional Class	(202,501)	(425,614)
Class Z	(1,335,107)	(1,284,508)

Total distributions	(1,637,056)	(1,774,927)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,537,091	3,103,739
Issued to shareholders in reinvestment of distributions	98,946	62,848
Cost of shares redeemed	(1,247,750)	(1,581,258)

Net increase from share transactions	388,287	1,585,329

Institutional Class
Proceeds from sale of shares	3,044,873	3,515,859
Issued to shareholders in reinvestment of distributions	193,520	339,912
Cost of shares redeemed	(16,486,452)	(12,199,431)

Net decrease from share transactions	(13,248,059)	(8,343,660)

Class C
Proceeds from sales of shares	—	5,278
Cost of shares redeemed	—	(795,439)

Net decrease from share transactions	—	(790,161)

Class Z
Proceeds from sale of shares	26,950,000	33,061,414
Cost of shares redeemed	(41,050,000)	(51,018,985)

Net decrease from share transactions	(14,100,000)	(17,957,571)

Net decrease in net assets	$(34,983,454)	$(21,251,406)

NET ASSETS:
Beginning of period	79,615,699	100,867,105

End of period (including accumulated net investment income of $559,952 and $964,724, respectively)	$44,632,245	$79,615,699

See Notes to Financial Statements	123	December 31, 2011

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL EQUITY FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	100,782	222,326
Distributions reinvested	7,570	4,108
Redeemed	(86,228)	(120,292)

Net increase in shares outstanding	22,124	106,142

Institutional Class
Sold	186,123	229,938
Distributions reinvested	14,346	21,554
Redeemed	(1,018,811)	(842,509)

Net decrease in shares outstanding	(818,342)	(591,017)

Class C
Sold	—	376
Redeemed	—	(55,253)

Net decrease in shares outstanding	—	(54,877)

Class Z
Sold	1,715,372	2,083,573
Redeemed	(2,608,611)	(3,614,698)

Net decrease in shares outstanding	(893,239)	(1,531,125)

(a) Effective August 9, 2010 the Class C shares of the Forward International Equity Fund were closed.

December 31, 2011	124	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INVESTMENT GRADE FIXED-INCOME FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
OPERATIONS:
Net investment income	$3,413,226	$3,447,092
Net realized gain/(loss) on investments	2,185,539	(7,051,086)
Net realized gain on option contracts	6,120	72,560
Net realized gain on futures contracts	113,249	590,800
Net change in unrealized appreciation on investments, option contracts and futures contracts	1,279,947	11,292,229

Net increase in net assets resulting from operations	6,998,081	8,351,595

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(112,331)	(93,593)
Institutional Class	(614,304)	(671,521)
Class C	—	(4,707)
Class Z	(2,971,408)	(3,624,462)

Total distributions	(3,698,043)	(4,394,283)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,994,650	6,793,902
Issued to shareholders in reinvestment of distributions	99,112	73,797
Cost of shares redeemed	(2,305,731)	(4,736,093)

Net increase/(decrease) from share transactions	(211,969)	2,131,606

Institutional Class
Proceeds from sale of shares	23,940,003	11,475,736
Issued to shareholders in reinvestment of distributions	541,392	520,958
Cost of shares redeemed	(19,998,817)	(18,796,047)

Net increase/(decrease) from share transactions	4,482,578	(6,799,353)

Class C
Proceeds from sale of shares	—	435,494
Issued to shareholders in reinvestment of distributions	—	2,721
Cost of shares redeemed	—	(782,614)

Net decrease from share transactions	—	(344,399)

Class Z
Proceeds from sale of shares	48,050,000	18,630,256
Cost of shares redeemed	(80,218,739)	(23,675,000)

Net decrease from share transactions	(32,168,739)	(5,044,744)

Net decrease in net assets	$(24,598,092)	$(6,099,578)

NET ASSETS:
Beginning of period	104,366,278	110,465,856

End of period (including accumulated net investment income of $22,382 and $20,121, respectively)	$79,768,186	$104,366,278

See Notes to Financial Statements	125	December 31, 2011

Statement of Changes in Net Assets

	FORWARD INVESTMENT GRADE FIXED-INCOME FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	180,709	617,804
Distributions reinvested	9,035	6,753
Redeemed	(208,612)	(431,640)

Net increase/(decrease) in shares outstanding	(18,868)	192,917

Institutional Class
Sold	2,162,403	1,059,929
Distributions reinvested	49,194	48,121
Redeemed	(1,810,512)	(1,722,190)

Net increase/(decrease) in shares outstanding	401,085	(614,140)

Class C
Sold	—	40,560
Distributions reinvested	—	254
Redeemed	—	(71,516)

Net decrease in shares outstanding	—	(30,702)

Class Z
Sold	4,291,007	1,716,965
Redeemed	(7,280,020)	(2,208,118)

Net decrease in shares outstanding	(2,989,013)	(491,153)

(a) Effective August 9, 2010 the Class C shares of the Forward Investment Grade Fixed-Income Fund were closed.

December 31, 2011	126	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD STRATEGIC ALTERNATIVES FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income/(loss)	$(114,852)	$621,910
Net realized gain/(loss) on investments	6,139,602	(14,862,735)
Net realized gain/(loss) on option contracts	(175,097)	4,005,556
Net realized gain/(loss) on swap contracts	(2,116,686)	1,260,646
Net change in unrealized appreciation/(depreciation) on investments, option contracts and swap contracts	(5,091,771)	7,043,806

Net decrease in net assets resulting from operations	(1,358,804)	(1,930,817)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(5,874)	(36,244)
Institutional Class	(224,933)	(1,280,128)
Class Z	(79,179)	(503,784)
From return of capital
Investor Class	—	(4,070)
Institutional Class	—	(143,732)
Class Z	—	(56,565)

Total distributions	(309,986)	(2,024,523)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	713,670	1,979,634
Issued to shareholders in reinvestment of distributions	5,875	40,314
Cost of shares redeemed	(821,653)	(410,017)

Net increase/(decrease) from share transactions	(102,108)	1,609,931

Institutional Class
Proceeds from sale of shares	32,750,752	27,113,927
Issued to shareholders in reinvestment of distributions	61,963	197,153
Cost of shares redeemed	(44,646,508)	(36,247,737)

Net decrease from share transactions	(11,833,793)	(8,936,657)

Class Z
Proceeds from sale of shares	4,400,000	1,000,000
Issued to shareholders in reinvestment of distributions	79,180	—
Cost of shares redeemed	(10,400,000)	(19,500,000)

Net decrease from share transactions	(5,920,820)	(18,500,000)

Net decrease in net assets	$(19,525,511)	$(29,782,066)

NET ASSETS:
Beginning of period	89,344,028	119,126,094

End of period (including accumulated net investment income of $41,996 and $0, respectively)	$69,818,517	$89,344,028

See Notes to Financial Statements	127	December 31, 2011

Statement of Changes in Net Assets

	FORWARD STRATEGIC ALTERNATIVES FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	62,911	176,580
Distributions reinvested	545	3,653
Redeemed	(72,731)	(37,299)

Net increase/(decrease) in shares outstanding	(9,275)	142,934

Institutional Class
Sold	2,904,559	2,462,325
Distributions reinvested	5,727	17,912
Redeemed	(3,979,398)	(3,314,433)

Net decrease in shares outstanding	(1,069,112)	(834,196)

Class Z
Sold	388,936	91,219
Distributions reinvested	7,258	—
Redeemed	(926,824)	(1,755,324)

Net decrease in shares outstanding	(530,630)	(1,664,105)

December 31, 2011	128	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD U.S. GOVERNMENT MONEY FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$73,303	$371,947
Net realized gain on investments	2,081	—

Net increase in net assets resulting from operations	75,384	371,947

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(332)	(2,416)
Institutional Class	(32,557)	(170,456)
Class A	(231)	(829)
Class C	(296)	(730)
Class Z	(42,992)	(312,390)

Total distributions	(76,408)	(486,821)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,861,376	2,264,270
Issued to shareholders in reinvestment of distributions	446	2,212
Cost of shares redeemed	(3,182,862)	(3,794,699)

Net decrease from share transactions	(1,321,040)	(1,528,217)

Institutional Class
Proceeds from sale of shares	267,359,910	283,177,985
Issued to shareholders in reinvestment of distributions	3,908	14,876
Cost of shares redeemed	(299,167,976)	(337,322,311)

Net decrease from share transactions	(31,804,158)	(54,129,450)

Class A
Proceeds from sale of shares	2,272,411	2,871,287
Issued to shareholders in reinvestment of distributions	280	747
Cost of shares redeemed	(2,225,246)	(1,937,118)

Net increase from share transactions	47,445	934,916

Class C
Proceeds from sale of shares	9,321,265	1,608,365
Issued to shareholders in reinvestment of distributions	269	656
Cost of shares redeemed	(5,155,474)	(1,867,559)

Net increase/(decrease) from share transactions	4,166,060	(258,538)

Class Z
Proceeds from sale of shares	436,910,382	534,915,165
Issued to shareholders in reinvestment of distributions	10	79
Cost of shares redeemed	(486,997,870)	(662,721,114)

Net decrease from share transactions	(50,087,478)	(127,805,870)

Net decrease in net assets	$(79,000,195)	$(182,902,033)

NET ASSETS:
Beginning of period	534,196,710	717,098,743

End of period (including accumulated net investment income of $901 and $4,006, respectively)	$455,196,515	$534,196,710

See Notes to Financial Statements	129	December 31, 2011

Statement of Changes in Net Assets

	FORWARD U.S. GOVERNMENT MONEY FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,861,376	2,264,269
Distributions reinvested	446	2,212
Redeemed	(3,182,862)	(3,794,699)

Net decrease in shares outstanding	(1,321,040)	(1,528,218)

Institutional Class
Sold	267,359,910	283,177,985
Distributions reinvested	3,908	14,876
Redeemed	(299,167,975)	(337,322,311)

Net decrease in shares outstanding	(31,804,157)	(54,129,450)

Class A
Sold	2,272,411	2,871,288
Distributions reinvested	280	747
Redeemed	(2,225,246)	(1,937,118)

Net increase in shares outstanding	47,445	934,917

Class C
Sold	9,321,265	1,608,366
Distributions reinvested	269	656
Redeemed	(5,155,474)	(1,867,559)

Net increase/(decrease) in shares outstanding	4,166,060	(258,537)

Class Z
Sold	436,910,382	534,915,164
Distributions reinvested	10	79
Redeemed	(486,997,869)	(662,721,114)

Net decrease in shares outstanding	(50,087,477)	(127,805,871)

December 31, 2011	130	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD AGGRESSIVE GROWTH ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$134,040	$2,316,688
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	(6,447,536)	988,659
Net change in unrealized appreciation on investments	4,324,462	1,469,663

Net increase/(decrease) in net assets resulting from operations	(1,989,034)	4,775,010

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(17,622)	(338,741)
Institutional Class	(84,529)	(1,408,305)
Class A	(20,266)	(329,404)
Class C	(11,308)	(242,271)
From net realized gains on investments
Investor Class	(125,203)	—
Institutional Class	(293,644)	—
Class A	(123,893)	—
Class C	(118,602)	—

Total distributions	(795,067)	(2,318,721)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	899,199	2,568,899
Issued to shareholders in reinvestment of distributions	141,502	336,512
Cost of shares redeemed	(3,605,036)	(2,547,573)

Net increase/(decrease) from share transactions	(2,564,335)	357,838

Institutional Class
Proceeds from sale of shares	13,452,980	12,613,303
Issued to shareholders in reinvestment of distributions	370,166	1,262,071
Cost of shares redeemed	(31,298,862)	(18,331,296)

Net decrease from share transactions	(17,475,716)	(4,455,922)

Class A
Proceeds from sale of shares	573,300	668,263
Issued to shareholders in reinvestment of distributions	144,095	300,432
Cost of shares redeemed	(2,992,808)	(2,733,744)

Net decrease from share transactions	(2,275,413)	(1,765,049)

Class C
Proceeds from sale of shares	1,356,954	648,848
Issued to shareholders in reinvestment of distributions	128,951	238,646
Cost of shares redeemed	(2,304,821)	(2,392,716)

Net decrease from share transactions	(818,916)	(1,505,222)

Net decrease in net assets	$(25,918,481)	$(4,912,066)

NET ASSETS:
Beginning of period	51,408,243	56,320,309

End of period (including accumulated net investment income of $4,381 and $0, respectively)	$25,489,762	$51,408,243

See Notes to Financial Statements	131	December 31, 2011

Statement of Changes in Net Assets

	FORWARD AGGRESSIVE GROWTH ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	63,627	190,913
Distributions reinvested	11,217	24,105
Redeemed	(263,053)	(186,444)

Net increase/(decrease) in shares outstanding	(188,209)	28,574

Institutional Class
Sold	939,599	899,633
Distributions reinvested	28,210	88,287
Redeemed	(2,163,174)	(1,302,900)

Net decrease in shares outstanding	(1,195,365)	(314,980)

Class A
Sold	40,280	48,534
Distributions reinvested	11,213	21,209
Redeemed	(211,565)	(200,395)

Net decrease in shares outstanding	(160,072)	(130,652)

Class C
Sold	104,112	49,240
Distributions reinvested	10,489	17,445
Redeemed	(178,795)	(181,854)

Net decrease in shares outstanding	(64,194)	(115,169)

December 31, 2011	132	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD BALANCED ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$2,325,036	$5,742,973
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	(9,656,026)	1,349,009
Net change in unrealized appreciation on investments	5,881,126	3,929,823

Net increase/(decrease) in net assets resulting from operations	(1,449,864)	11,021,805

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(247,799)	(561,493)
Institutional Class	(1,514,783)	(3,581,590)
Class A	(302,583)	(943,425)
Class C	(256,804)	(667,165)
From net realized gains on investments
Investor Class	(256,543)	—
Institutional Class	(1,014,044)	—
Class A	(167,994)	—
Class C	(326,040)	—

Total distributions	(4,086,590)	(5,753,673)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,234,218	2,142,444
Issued to shareholders in reinvestment of distributions	504,340	560,624
Cost of shares redeemed	(5,295,735)	(3,437,595)

Net decrease from share transactions	(3,557,177)	(734,527)

Institutional Class
Proceeds from sale of shares	32,336,978	27,032,365
Issued to shareholders in reinvestment of distributions	1,948,002	2,752,764
Cost of shares redeemed	(66,007,693)	(39,177,946)

Net decrease from share transactions	(31,722,713)	(9,392,817)

Class A
Proceeds from sale of shares	1,566,121	1,694,407
Issued to shareholders in reinvestment of distributions	452,028	896,181
Cost of shares redeemed	(15,716,871)	(5,056,342)

Net decrease from share transactions	(13,698,722)	(2,465,754)

Class C
Proceeds from sale of shares	2,122,743	4,723,194
Issued to shareholders in reinvestment of distributions	492,762	578,879
Cost of shares redeemed	(6,492,491)	(4,539,770)

Net increase/(decrease) from share transactions	(3,876,986)	762,303

Net decrease in net assets	$(58,392,052)	$(6,562,663)

NET ASSETS:
Beginning of period	121,044,461	127,607,124

End of period (including accumulated net investment income of $8,396 and $0, respectively)	$62,652,409	$121,044,461

See Notes to Financial Statements	133	December 31, 2011

Statement of Changes in Net Assets

	FORWARD BALANCED ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	81,774	144,049
Distributions reinvested	35,075	37,340
Redeemed	(357,581)	(233,684)

Net decrease in shares outstanding	(240,732)	(52,295)

Institutional Class
Sold	2,147,630	1,808,083
Distributions reinvested	133,713	183,611
Redeemed	(4,366,939)	(2,611,756)

Net decrease in shares outstanding	(2,085,596)	(620,062)

Class A
Sold	101,078	114,430
Distributions reinvested	30,831	59,764
Redeemed	(1,029,543)	(341,320)

Net decrease in shares outstanding	(897,634)	(167,126)

Class C
Sold	139,586	321,217
Distributions reinvested	34,527	38,555
Redeemed	(436,597)	(306,644)

Net increase/(decrease) in shares outstanding	(262,484)	53,128

December 31, 2011	134	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GROWTH & INCOME ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$1,583,279	$5,062,856
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	(10,612,102)	2,378,145
Net change in unrealized appreciation on investments	6,328,386	2,710,584

Net increase/(decrease) in net assets resulting from operations	(2,700,437)	10,151,585

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(164,387)	(591,227)
Institutional Class	(792,313)	(2,288,068)
Class A	(285,374)	(856,520)
Class C	(340,825)	(1,332,808)
From net realized gains on investments
Investor Class	(32,344)	—
Institutional Class	(112,771)	—
Class A	(54,522)	—
Class C	(99,189)	—

Total distributions	(1,881,725)	(5,068,623)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	844,889	2,550,586
Issued to shareholders in reinvestment of distributions	196,731	591,227
Cost of shares redeemed	(6,097,482)	(2,752,423)

Net increase/(decrease) from share transactions	(5,055,862)	389,390

Institutional Class
Proceeds from sale of shares	26,332,019	15,006,402
Issued to shareholders in reinvestment of distributions	763,697	1,927,823
Cost of shares redeemed	(44,076,632)	(27,517,198)

Net decrease from share transactions	(16,980,916)	(10,582,973)

Class A
Proceeds from sale of shares	860,195	676,525
Issued to shareholders in reinvestment of distributions	330,639	822,821
Cost of shares redeemed	(5,614,314)	(3,890,630)

Net decrease from share transactions	(4,423,480)	(2,391,284)

Class C
Proceeds from sale of shares	2,510,565	5,082,241
Issued to shareholders in reinvestment of distributions	423,222	1,273,350
Cost of shares redeemed	(11,154,498)	(9,262,518)

Net decrease from share transactions	(8,220,711)	(2,906,927)

Net decrease in net assets	$(39,263,131)	$(10,408,832)

NET ASSETS:
Beginning of period	106,919,703	117,328,535

End of period (including accumulated net investment income of $6,079 and $0, respectively)	$67,656,572	$106,919,703

See Notes to Financial Statements	135	December 31, 2011

Statement of Changes in Net Assets

	FORWARD GROWTH & INCOME ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	56,427	173,951
Distributions reinvested	13,786	40,251
Redeemed	(409,502)	(188,547)

Net increase/(decrease) in shares outstanding	(339,289)	25,655

Institutional Class
Sold	1,771,145	1,028,997
Distributions reinvested	53,089	131,245
Redeemed	(2,983,791)	(1,883,526)

Net decrease in shares outstanding	(1,159,557)	(723,284)

Class A
Sold	58,333	46,830
Distributions reinvested	23,224	56,146
Redeemed	(377,109)	(270,442)

Net decrease in shares outstanding	(295,552)	(167,466)

Class C
Sold	170,570	353,618
Distributions reinvested	29,934	86,789
Redeemed	(768,692)	(650,133)

Net decrease in shares outstanding	(568,188)	(209,726)

December 31, 2011	136	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GROWTH ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$868,896	$4,874,684
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	(11,496,746)	4,295,035
Net change in unrealized appreciation on investments	6,608,952	1,130,811

Net increase/(decrease) in net assets resulting from operations	(4,018,898)	10,300,530

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(86,613)	(587,231)
Institutional Class	(466,326)	(2,279,369)
Class A	(158,860)	(847,576)
Class C	(154,765)	(1,161,466)
From net realized gains on investments
Investor Class	(447,495)	—
Institutional Class	(1,439,642)	—
Class A	(724,807)	—
Class C	(1,176,164)	—

Total distributions	(4,654,672)	(4,875,642)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	988,239	1,946,819
Issued to shareholders in reinvestment of distributions	533,935	585,056
Cost of shares redeemed	(5,344,220)	(3,033,121)

Net decrease from share transactions	(3,822,046)	(501,246)

Institutional Class
Proceeds from sale of shares	21,258,596	17,132,866
Issued to shareholders in reinvestment of distributions	1,675,173	2,007,058
Cost of shares redeemed	(39,179,863)	(28,583,076)

Net decrease from share transactions	(16,246,094)	(9,443,152)

Class A
Proceeds from sale of shares	649,618	1,256,025
Issued to shareholders in reinvestment of distributions	862,577	809,881
Cost of shares redeemed	(4,816,784)	(5,586,570)

Net decrease from share transactions	(3,304,589)	(3,520,664)

Class C
Proceeds from sale of shares	2,391,643	3,011,107
Issued to shareholders in reinvestment of distributions	1,253,858	1,096,269
Cost of shares redeemed	(8,461,289)	(8,375,477)

Net decrease from share transactions	(4,815,788)	(4,268,101)

Net decrease in net assets	$(36,862,087)	$(12,308,275)

NET ASSETS:
Beginning of period	102,296,117	114,604,392

End of period (including accumulated net investment income of $9,131 and $0, respectively)	$65,434,030	$102,296,117

See Notes to Financial Statements	137	December 31, 2011

Statement of Changes in Net Assets

	FORWARD GROWTH ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	67,837	137,787
Distributions reinvested	40,870	40,093
Redeemed	(366,769)	(214,112)

Net decrease in shares outstanding	(258,062)	(36,232)

Institutional Class
Sold	1,458,607	1,190,099
Distributions reinvested	127,064	137,740
Redeemed	(2,678,735)	(1,977,292)

Net decrease in shares outstanding	(1,093,064)	(649,453)

Class A
Sold	44,071	87,697
Distributions reinvested	65,962	55,550
Redeemed	(328,439)	(391,089)

Net decrease in shares outstanding	(218,406)	(247,842)

Class C
Sold	166,448	213,621
Distributions reinvested	97,199	75,337
Redeemed	(584,379)	(595,689)

Net decrease in shares outstanding	(320,732)	(306,731)

December 31, 2011	138	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INCOME & GROWTH ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$2,266,925	$2,594,128
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment companies	(2,471,337)	238,389
Net change in unrealized appreciation/(depreciation) on investments	(336,745)	1,798,136

Net increase/(decrease) in net assets resulting from operations	(541,157)	4,630,653

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(129,993)	(186,339)
Institutional Class	(1,920,527)	(2,061,756)
Class A	(51,670)	(114,055)
Class C	(156,582)	(232,307)
From net realized gains on investments
Investor Class	(11,984)	(1,347)
Institutional Class	(174,428)	(13,630)
Class A	(3,852)	(770)
Class C	(17,846)	(1,929)

Total distributions	(2,466,882)	(2,612,133)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	733,127	1,131,580
Issued to shareholders in reinvestment of distributions	141,976	187,667
Cost of shares redeemed	(2,567,614)	(1,395,389)

Net decrease from share transactions	(1,692,511)	(76,142)

Institutional Class
Proceeds from sale of shares	24,846,008	25,319,288
Issued to shareholders in reinvestment of distributions	1,907,401	1,797,099
Cost of shares redeemed	(19,979,810)	(19,497,462)

Net increase from share transactions	6,773,599	7,618,925

Class A
Proceeds from sale of shares	399,585	438,392
Issued to shareholders in reinvestment of distributions	53,977	111,370
Cost of shares redeemed	(1,965,728)	(1,032,927)

Net decrease from share transactions	(1,512,166)	(483,165)

Class C
Proceeds from sale of shares	1,077,792	1,148,404
Issued to shareholders in reinvestment of distributions	169,273	227,567
Cost of shares redeemed	(2,132,939)	(1,281,252)

Net increase/(decrease) from share transactions	(885,874)	94,719

Net increase/(decrease) in net assets	$(324,991)	$9,172,857

NET ASSETS:
Beginning of period	64,257,402	55,084,545

End of period (including accumulated net investment income of $9,993 and $0, respectively)	$63,932,411	$64,257,402

See Notes to Financial Statements	139	December 31, 2011

Statement of Changes in Net Assets

	FORWARD INCOME & GROWTH ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	48,510	77,077
Distributions reinvested	9,640	12,694
Redeemed	(176,461)	(95,100)

Net decrease in shares outstanding	(118,311)	(5,329)

Institutional Class
Sold	1,678,722	1,730,352
Distributions reinvested	130,124	121,523
Redeemed	(1,352,844)	(1,345,180)

Net increase in shares outstanding	456,002	506,695

Class A
Sold	26,724	29,669
Distributions reinvested	3,655	7,540
Redeemed	(129,695)	(70,005)

Net decrease in shares outstanding	(99,316)	(32,796)

Class C
Sold	74,071	79,379
Distributions reinvested	11,604	15,419
Redeemed	(144,961)	(86,764)

Net increase/(decrease) in shares outstanding	(59,286)	8,034

December 31, 2011	140	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INCOME ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income	$970,170	$856,925
Net realized gain/(loss) on investments transactions	(665,327)	23,371
Net change in unrealized appreciation on investments	838,079	605,226

Net increase in net assets resulting from operations	1,142,922	1,485,522

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(117,435)	(82,706)
Institutional Class	(637,346)	(605,057)
Class A	(23,785)	(29,537)
Class C	(187,201)	(138,277)

Total distributions	(965,767)	(855,577)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,148,564	575,020
Issued to shareholders in reinvestment of distributions	117,429	82,646
Cost of shares redeemed	(1,417,446)	(334,144)

Net increase/(decrease) from share transactions	(151,453)	323,522

Institutional Class
Proceeds from sale of shares	7,090,811	8,322,766
Issued to shareholders in reinvestment of distributions	461,774	398,973
Cost of shares redeemed	(10,888,168)	(8,257,548)

Net increase/(decrease) from share transactions	(3,335,583)	464,191

Class A
Proceeds from sale of shares	166,659	348,204
Issued to shareholders in reinvestment of distributions	22,652	26,044
Cost of shares redeemed	(761,173)	(291,275)

Net increase/(decrease) from share transactions	(571,862)	82,973

Class C
Proceeds from sale of shares	1,589,797	1,625,661
Issued to shareholders in reinvestment of distributions	145,235	111,749
Cost of shares redeemed	(1,070,084)	(1,044,828)

Net increase from share transactions	664,948	692,582

Net increase/(decrease) in net assets	$(3,216,795)	$2,193,213

NET ASSETS:
Beginning of period	22,678,485	20,485,272

End of period (including accumulated net investment income of $5,780 and $1,377, respectively)	$19,461,690	$22,678,485

See Notes to Financial Statements	141	December 31, 2011

Statement of Changes in Net Assets

	FORWARD INCOME ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	78,658	40,237
Distributions reinvested	8,109	5,746
Redeemed	(97,377)	(23,349)

Net increase/(decrease) in shares outstanding	(10,610)	22,634

Institutional Class
Sold	486,942	578,830
Distributions reinvested	31,874	27,708
Redeemed	(749,477)	(572,041)

Net increase/(decrease) in shares outstanding	(230,661)	34,497

Class A
Sold	11,480	24,190
Distributions reinvested	1,562	1,809
Redeemed	(51,874)	(20,205)

Net increase/(decrease) in shares outstanding	(38,832)	5,794

Class C
Sold	109,402	114,429
Distributions reinvested	10,055	7,779
Redeemed	(73,680)	(73,047)

Net increase in shares outstanding	45,777	49,161

December 31, 2011	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward CorePlus Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011(b)	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$24.59	$22.13	$17.58	$26.87		$25.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	0.03	0.03	0.05	0.06		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.42)	2.49	4.55	(9.19)		1.41

Total from Investment Operations	(0.39)	2.52	4.60	(9.13)		1.40

LESS DISTRIBUTIONS:
From investment income	(0.04)	(0.06)	(0.05)	(0.16)		(0.02)

Total Distributions	(0.04)	(0.06)	(0.05)	(0.16)		(0.02)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.43)	2.46	4.55	(9.29)		1.38

NET ASSET VALUE, END OF PERIOD	$24.16	$24.59	$22.13	$17.58		$26.87

TOTAL RETURN	(1.59)%	11.44%	26.21%	(33.96)%		5.49%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,131	$3,536	$736	$812		$2,037
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.12%	0.12%	0.27%	0.26%		(0.05)%
Operating expenses	1.19%	1.45%	1.48%	1.00	%(e)	1.47	%(e)
PORTFOLIO TURNOVER RATE	231%	88%	106%	166%		191%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to January 20, 2011, the Forward CorePlus Fund was known as the Forward Large Cap Growth Fund.

(c) Prior to May 1, 2010, the Forward Large Cap Growth Fund was known as the Accessor Growth Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	143	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward CorePlus Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011(b)	YEAR ENDED DECEMBER 31, 2010 (c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$25.21	$22.67	$18.01	$27.48		$26.03
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.13	0.12	0.11	0.06		0.08
Net realized and unrealized gain/(loss) on investments	(0.41)	2.56	4.68	(9.46)		1.44

Total from Investment Operations	(0.28)	2.68	4.79	(9.40)		1.52

LESS DISTRIBUTIONS:
From investment income	(0.09)	(0.14)	(0.13)	(0.07)		(0.07)

Total Distributions	(0.09)	(0.14)	(0.13)	(0.07)		(0.07)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00	(e)	0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.37)	2.54	4.66	(9.47)		1.45

NET ASSET VALUE, END OF PERIOD	$24.84	$25.21	$22.67	$18.01		$27.48

TOTAL RETURN	(1.14)%	11.88%	26.72%	(34.24)%		5.86%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$15,064	$14,653	$20,757	$80,617		$161,713
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.49%	0.52%	0.62%	0.26%		0.30%
Operating expenses	0.81%	1.01%	1.06%	1.02	%(f)	1.12	%(f)
PORTFOLIO TURNOVER RATE	231%	88%	106%	166%		191%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to January 20, 2011, the Forward CorePlus Fund was known as the Forward Large Cap Growth Fund.

(c) Prior to May 1, 2010, the Forward Large Cap Growth Fund was known as the Accessor Growth Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2011	144	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward CorePlus Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.20	$22.67	$18.35
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.16	0.15	0.12
Net realized and unrealized gain/(loss) on investments	(0.42)	2.54	4.31

Total from Investment Operations	(0.26)	2.69	4.43

LESS DISTRIBUTIONS:
From investment income	(0.10)	(0.16)	(0.11)

Total Distributions	(0.10)	(0.16)	(0.11)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.36)	2.53	4.32

NET ASSET VALUE, END OF PERIOD	$24.84	$25.20	$22.67

TOTAL RETURN	(1.05)%	11.95%	24.23	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$102,958	$29,131	$69,017
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.63%	0.65%	0.91	%(f)
Operating expenses	0.71%	0.88%	0.93	%(g)
PORTFOLIO TURNOVER RATE	231%	88%	106	%(g)

(a) Prior to January 20, 2011, the Forward CorePlus Fund was known as the Forward Large Cap Growth Fund.

(b) Prior to May 1, 2010, the Forward Large Cap Growth Fund Class Z was known as the Accessor Growth Fund Z Class.

(c) Commenced operations on May 5, 2009.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	145	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Extended MarketPlus Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011(b)	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$24.50	$23.19	$17.58	$29.76		$30.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	0.05	0.06	0.04	(0.11)		(0.10)
Net realized and unrealized gain/(loss) on investments	(1.35)	5.63	5.63	(11.94)		(0.93)

Total from Investment Operations	(1.30)	5.69	5.67	(12.05)		(1.03)

LESS DISTRIBUTIONS:
From investment income	—	(4.38)	(0.06)	—		—
From capital gains	—	—	—	(0.13)		(0.05)
From return of capital	(0.11)	—	—	—		—

Total Distributions	(0.11)	(4.38)	(0.06)	(0.13)		(0.05)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	—		0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.41)	1.31	5.61	(12.18)		(1.08)

NET ASSET VALUE, END OF PERIOD	$23.09	$24.50	$23.19	$17.58		$29.76

TOTAL RETURN	(5.37)%	24.60%	32.32%	(40.63)%		(3.35)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,217	$2,627	$1,490	$1,744		$4,719
RATIOS TO AVERAGE NET ASSETS (excluding dividend expense):
Net investment income/(loss)(f)	0.21%	0.24%	0.23%	(0.26)%		(0.27)%
Operating expenses(f)	1.34%	1.65%	1.77%	1.84	%(g)	1.68	%(g)
RATIOS TO AVERAGE NET ASSETS (including dividend expense):
Net investment income/(loss)(f)	0.21%	0.24%	0.23%	(0.44)%		(0.33)%
Operating expenses(f)	1.34%	1.65%	1.77%	2.02	%(g)	1.74	%(g)
PORTFOLIO TURNOVER RATE	40%	169%	84%	140%		57%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Dividend expense totaled 0.00%, 0.00%, 0.00%, 0.18% and 0.06%, of average net assets for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

(g) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2011	146	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Extended MarketPlus Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011(b)	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$25.93	$24.32	$18.42	$31.02		$32.06
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.16	0.15	0.13	0.03		0.05
Net realized and unrealized gain/(loss) on investments	(1.42)	5.94	5.90	(12.50)		(0.97)

Total from Investment Operations	(1.26)	6.09	6.03	(12.47)		(0.92)

LESS DISTRIBUTIONS:
From investment income	—	(4.48)	(0.13)	—		(0.07)
From capital gains	—	—	—	(0.13)		(0.05)
From return of capital	(0.16)	—	—	—		—

Total Distributions	(0.16)	(4.48)	(0.13)	(0.13)		(0.12)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00	(e)	0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.42)	1.61	5.90	(12.60)		(1.04)

NET ASSET VALUE, END OF PERIOD	$24.51	$25.93	$24.32	$18.42		$31.02

TOTAL RETURN	(4.94)%	25.13%	32.90%	(40.33)%		(2.89)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$98,153	$116,005	$126,090	$138,263		$291,934
RATIOS TO AVERAGE NET ASSETS (excluding dividend expense):
Net investment income(f)	0.62%	0.58%	0.68%	0.28%		0.21%
Operating expenses(f)	0.94%	1.26%	1.33%	1.34	%(g)	1.20	%(g)
RATIOS TO AVERAGE NET ASSETS (including dividend expense):
Net investment income(f)	0.62%	0.58%	0.68%	0.10%		0.15%
Operating expenses(f)	0.94%	1.26%	1.33%	1.52	%(g)	1.26	%(g)
PORTFOLIO TURNOVER RATE	40%	169%	84%	140%		57%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Dividend expense totaled 0.00%, 0.00%, 0.00%, 0.18% and 0.06%, of average net assets for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

(g) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	147	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Extended MarketPlus Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2011(b)	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$24.09	$22.92	$17.42	$29.65		$30.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(d)	(0.05)	(0.08)	(0.05)	(0.25)		(0.27)
Net realized and unrealized gain/(loss) on investments	(1.36)	5.54	5.56	(11.85)		(0.91)

Total from Investment Operations	(1.41)	5.46	5.51	(12.10)		(1.18)

LESS DISTRIBUTIONS:
From investment income	—	(4.29)	(0.01)	—		—
From capital gains	—	—	—	(0.13)		(0.05)
From return of capital	(0.01)	—	—	—		—

Total Distributions	(0.01)	(4.29)	(0.01)	(0.13)		(0.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.42)	1.17	5.50	(12.23)		(1.23)

NET ASSET VALUE, END OF PERIOD	$22.67	$24.09	$22.92	$17.42		$29.65

TOTAL RETURN(e)	(5.96)%	23.97%	31.66%	(40.95)%		(3.83)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$292	$656	$501	$699		$3,250
RATIOS TO AVERAGE NET ASSETS (excluding dividend expense):
Net investment loss(f)	(0.20)%	(0.32)%	(0.28)%	(0.79)%		(0.79)%
Operating expenses(f)	1.84%	2.16%	2.27%	2.35	%(g)	2.20	%(g)
RATIOS TO AVERAGE NET ASSETS (including dividend expense):
Net investment loss(f)	(0.20)%	(0.32)%	(0.28)%	(0.97)%		(0.85)%
Operating expenses(f)	1.84%	2.16%	2.27%	2.53	%(g)	2.26	%(g)
PORTFOLIO TURNOVER RATE	40%	169%	84%	140%		57%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund Class C was known as the Accessor Small to Mid Cap Fund C Class.

(d) Per share amounts are based upon average shares outstanding.

(e) Total return does not reflect the effect of sales charges.

(f) Dividend expense totaled 0.00%, 0.00%, 0.00%, 0.18% and 0.06%, of average net assets for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

(g) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2011	148	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Extended MarketPlus Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.93	$24.31	$19.31
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.22	0.17	0.09
Net realized and unrealized gain/(loss) on investments	(1.46)	5.96	5.00

Total from Investment Operations	(1.24)	6.13	5.09

LESS DISTRIBUTIONS:
From investment income	—	(4.51)	(0.09)
From return of capital	(0.17)	—	—

Total Distributions	(0.17)	(4.51)	(0.09)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.41)	1.62	5.00

NET ASSET VALUE, END OF PERIOD	$24.52	$25.93	$24.31

TOTAL RETURN	(4.85)%	25.32%	26.43	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$10,416	$42,067	$41,580
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.82%	0.67%	0.60	%(f)
Operating expenses	0.83%	1.17%	1.24	%(f)
PORTFOLIO TURNOVER RATE	40%	169%	84	%(g)

(a) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(b) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund Class Z was known as the Accessor Small to Mid Cap Fund Z Class.

(c) Commenced operations on May 5, 2009.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	149	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.43	$11.32	$12.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	0.03	0.04	(0.08)
Net realized and unrealized gain/(loss) on investments	(2.57)	2.29	0.45

Total from Investment Operations	(2.54)	2.33	0.37

LESS DISTRIBUTIONS:
From investment income	—	(1.09)	(0.86)
From capital gains	(0.02)	(0.13)	(0.19)

Total Distributions	(0.02)	(1.22)	(1.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.56)	1.11	(0.68)

NET ASSET VALUE, END OF PERIOD	$9.87	$12.43	$11.32

TOTAL RETURN	(20.40)%	20.76%	3.03%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,021	$4,267	$1,124
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.23%	0.30%	(0.67)%
Operating expenses	1.54%	1.44%	1.38%
PORTFOLIO TURNOVER RATE	116%	50%	79%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Commenced operations on December 31, 2008.

(d) Per share amounts are based upon average shares outstanding.

December 31, 2011	150	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.43	$11.31	$12.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	0.06	0.04	(0.08)
Net realized and unrealized gain/(loss) on investments	(2.57)	2.32	0.43

Total from Investment Operations	(2.51)	2.36	0.35

LESS DISTRIBUTIONS:
From investment income	—	(1.11)	(0.85)
From capital gains	(0.02)	(0.13)	(0.19)

Total Distributions	(0.02)	(1.24)	(1.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.53)	1.12	(0.69)

NET ASSET VALUE, END OF PERIOD	$9.90	$12.43	$11.31

TOTAL RETURN	(20.16)%	21.11%	2.89%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$56,664	$65,985	$13,105
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.51%	0.34%	(0.69)%
Operating expenses	1.24%	1.21%	1.39%
PORTFOLIO TURNOVER RATE	116%	50%	79%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Commenced operations on December 31, 2008.

(d) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	151	December 31, 2011

Financial Highlights

For a share outstanding throughout the period presented.

Forward Frontier Strategy Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.02
Net realized and unrealized loss on investments	(2.49)

Total from Investment Operations	(2.47)

LESS DISTRIBUTIONS:
From capital gains	(0.02)

Total Distributions	(0.02)

NET DECREASE IN NET ASSET VALUE	(2.49)

NET ASSET VALUE, END OF PERIOD	$9.90

TOTAL RETURN	(19.90	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$9
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.30	%(d)
Operating expenses	1.25	%(d)
PORTFOLIO TURNOVER RATE	116	%(e)

(a) The Fund began offering Class M shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2011	152	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2011(a)	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.43	$11.31	$10.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	0.06	0.08	(0.03)
Net realized and unrealized gain/(loss) on investments	(2.55)	2.29	1.54

Total from Investment Operations	(2.49)	2.37	1.51

LESS DISTRIBUTIONS:
From investment income	—	(1.12)	(0.86)
From capital gains	(0.02)	(0.13)	(0.19)

Total Distributions	(0.02)	(1.25)	(1.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.51)	1.12	0.46

NET ASSET VALUE, END OF PERIOD	$9.92	$12.43	$11.31

TOTAL RETURN	(20.00)%	21.17%	13.86	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$13,569	$70,578	$23,531
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.51%	0.64%	(0.38	)%(f)
Operating expenses	1.13%	1.13%	1.15	%(f)
PORTFOLIO TURNOVER RATE	116%	50%	79	%(g)

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund Class Z was known as the Accessor Frontier Markets Fund Z Class.

(c) Commenced operations on May 5, 2009.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	153	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$10.04	$9.53	$7.45	$10.45		$11.01
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.69	0.76	0.80	0.71		0.76
Net realized and unrealized gain/(loss) on investments	(0.33)	0.51	2.06	(2.98)		(0.56)

Total from Investment Operations	0.36	1.27	2.86	(2.27)		0.20

LESS DISTRIBUTIONS:
From investment income	(0.67)	(0.76)	(0.78)	(0.73)		(0.76)

Total Distributions	(0.67)	(0.76)	(0.78)	(0.73)		(0.76)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.31)	0.51	2.08	(3.00)		(0.56)

NET ASSET VALUE, END OF PERIOD	$9.73	$10.04	$9.53	$7.45		$10.45

TOTAL RETURN	3.61%	13.85%	39.61%	(22.54)%		1.85%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,925	$8,105	$4,390	$486		$1,850
RATIOS TO AVERAGE NET ASSETS:
Net investment income	6.90%	7.77%	8.97%	7.32%		7.02%
Operating expenses	1.28%	1.37%	1.41%	1.45	%(d)	1.29	%(d)
PORTFOLIO TURNOVER RATE	320%	296%	202%	110%		86%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2011	154	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$10.03	$9.53	$7.45	$10.44		$11.01
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.73	0.81	0.83	0.77		0.80
Net realized and unrealized gain/(loss) on investments	(0.33)	0.50	2.07	(2.98)		(0.57)

Total from Investment Operations	0.40	1.31	2.90	(2.21)		0.23

LESS DISTRIBUTIONS:
From investment income	(0.73)	(0.81)	(0.82)	(0.78)		(0.80)

Total Distributions	(0.73)	(0.81)	(0.82)	(0.78)		(0.80)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.33)	0.50	2.08	(2.99)		(0.57)

NET ASSET VALUE, END OF PERIOD	$9.70	$10.03	$9.53	$7.45		$10.44

TOTAL RETURN	4.06%	14.31%	40.36%	(22.16)%		2.10%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$97,719	$71,182	$76,640	$50,902		$72,604
RATIOS TO AVERAGE NET ASSETS:
Net investment income	7.30%	8.29%	9.64%	8.16%		7.38%
Operating expenses	0.85%	0.97%	0.99%	0.96	%(e)	0.91	%(e)
PORTFOLIO TURNOVER RATE	320%	296%	202%	110%		86%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	155	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$10.03	$9.52	$7.44	$10.43		$10.99
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.64	0.72	0.74	0.67		0.69
Net realized and unrealized gain/(loss) on investments	(0.33)	0.49	2.08	(2.98)		(0.56)

Total from Investment Operations	0.31	1.21	2.82	(2.31)		0.13

LESS DISTRIBUTIONS:
From investment income	(0.64)	(0.70)	(0.74)	(0.68)		(0.69)

Total Distributions	(0.64)	(0.70)	(0.74)	(0.68)		(0.69)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.33)	0.51	2.08	(2.99)		(0.56)

NET ASSET VALUE, END OF PERIOD	$9.70	$10.03	$9.52	$7.44		$10.43

TOTAL RETURN(d)	3.13%	13.18%	39.12%	(22.97)%		1.17%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,029	$950	$760	$623		$1,416
RATIOS TO AVERAGE NET ASSETS:
Net investment income	6.40%	7.37%	8.66%	7.03%		6.37%
Operating expenses	1.76%	1.87%	1.92%	1.96	%(e)	1.89	%(e)
PORTFOLIO TURNOVER RATE	320%	296%	202%	110%		86%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund Class C was known as the Accessor High Yield Bond Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2011	156	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)	PERIOD ENDED DECEMBER 31, 2009(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.02	$9.53	$8.35
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.74	0.82	0.55
Net realized and unrealized gain/(loss) on investments	(0.33)	0.49	1.20

Total from Investment Operations	0.41	1.31	1.75

LESS DISTRIBUTIONS:
From investment income	(0.74)	(0.82)	(0.57)

Total Distributions	(0.74)	(0.82)	(0.57)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.33)	0.49	1.18

NET ASSET VALUE, END OF PERIOD	$9.69	$10.02	$9.53

TOTAL RETURN	4.16%	14.34%	21.52	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$46,138	$27,913	$25,288
RATIOS TO AVERAGE NET ASSETS:
Net investment income	7.37%	8.38%	9.37	%(e)
Operating expenses	0.75%	0.87%	0.90	%(e)
PORTFOLIO TURNOVER RATE	320%	296%	202	%(f)

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund Class Z was known as the Accessor High Yield Bond Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	157	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$15.46		$13.87	$10.46	$23.14		$22.32
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.19		0.11	0.13	0.37		0.07
Net realized and unrealized gain/(loss) on investments	(2.14)		1.79	3.68	(12.20)		2.66

Total from Investment Operations	(1.95)		1.90	3.81	(11.83)		2.73

LESS DISTRIBUTIONS:
From investment income	(0.43)		(0.31)	(0.40)	(0.01)		(0.10)
From capital gains	—		—	—	(0.86)		(1.81)

Total Distributions	(0.43)		(0.31)	(0.40)	(0.87)		(1.91)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	0.02		0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.38)		1.59	3.41	(12.68)		0.82

NET ASSET VALUE, END OF PERIOD	$13.08		$15.46	$13.87	$10.46		$23.14

TOTAL RETURN	(12.61)%		13.69%	36.57%	(52.57)%		12.37%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,122		$3,346	$1,530	$1,845		$6,523
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.27%		0.75%	1.18%	2.05%		0.27%
Operating expenses including reimbursement/waiver	1.87	%(f)	1.96%	1.92%	1.76	%(e)	1.79	%(e)
Operating expenses excluding reimbursement/waiver	1.94%		N/A	N/A	N/A		N/A
PORTFOLIO TURNOVER RATE	71%		68%	71%	102%		74%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward International Equity Fund was known as the Accessor International Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) The effect of any custody credits on the ratio is less than 0.01%.

(f) Effective May 1, 2011, the Advisor agreed to limit expenses at 1.82%.

December 31, 2011	158	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$15.94		$14.27	$10.89	$23.93		$22.99
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.26		0.19	0.23	0.46		0.24
Net realized and unrealized gain/(loss) on investments	(2.21)		1.83	3.80	(12.63)		2.71

Total from Investment Operations	(1.95)		2.02	4.03	(12.17)		2.95

LESS DISTRIBUTIONS:
From investment income	(0.48)		(0.35)	(0.65)	(0.01)		(0.20)
From capital gains	—		—	—	(0.86)		(1.81)

Total Distributions	(0.48)		(0.35)	(0.65)	(0.87)		(2.01)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.43)		1.67	3.38	(13.04)		0.94

NET ASSET VALUE, END OF PERIOD	$13.51		$15.94	$14.27	$10.89		$23.93

TOTAL RETURN	(12.21)%		14.15%	37.02%	(52.29)%		12.97%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$5,811		$19,898	$26,243	$94,963		$241,397
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.61%		1.31%	2.11%	2.49%		0.96%
Operating expenses including reimbursement/waiver	1.48	%(f)	1.53%	1.50%	1.25	%(e)	1.33	%(e)
Operating expenses excluding reimbursement/waiver	1.53%		N/A	N/A	N/A		N/A
PORTFOLIO TURNOVER RATE	71%		68%	71%	102%		74%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward International Equity Fund was known as the Accessor International Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) The effect of any custody credits on the ratio is less than 0.01%.

(f) Effective May 1, 2011, the Advisor agreed to limit expenses at 1.42%.

See Notes to Financial Statements	159	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(a)	PERIOD ENDED DECEMBER 31, 2009(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.93		$14.26	$11.01
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.29		0.22	0.10
Net realized and unrealized gain/(loss) on investments	(2.23)		1.81	3.81

Total from Investment Operations	(1.94)		2.03	3.91

LESS DISTRIBUTIONS:
From investment income	(0.50)		(0.36)	(0.66)

Total Distributions	(0.50)		(0.36)	(0.66)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.44)		1.67	3.25

NET ASSET VALUE, END OF PERIOD	$13.49		$15.93	$14.26

TOTAL RETURN	(12.15)%		14.28%	35.54	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$35,699		$56,371	$72,319
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.81%		1.52%	1.10	%(e)
Operating expenses including reimbursement/waiver	1.37	%(g)	1.41%	1.37	%(e)
Operating expenses excluding reimbursement/waiver	1.42%		N/A	N/A
PORTFOLIO TURNOVER RATE	71%		68%	71	%(f)

(a) Prior to May 1, 2010, the Forward International Equity Fund Class Z was known as the Accessor International Equity Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

(g) Effective May 1, 2011, the Advisor agreed to limit expenses at 1.32%.

December 31, 2011	160	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$10.80	$10.40	$9.99	$10.85		$11.23
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.38	0.32	0.55	0.51		0.70
Net realized and unrealized gain/(loss) on investments	0.52	0.46	0.42	(0.83)		(0.36)

Total from Investment Operations	0.90	0.78	0.97	(0.32)		0.34

LESS DISTRIBUTIONS:
From investment income	(0.40)	(0.38)	(0.52)	(0.54)		(0.72)
From capital gains	—	—	(0.04)	—		—

Total Distributions	(0.40)	(0.38)	(0.56)	(0.54)		(0.72)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.50	0.40	0.41	(0.86)		(0.38)

NET ASSET VALUE, END OF PERIOD	$11.30	$10.80	$10.40	$9.99		$10.85

TOTAL RETURN	8.55%	7.59%	10.12%	(2.85)%		3.15%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,082	$3,150	$1,027	$1,260		$7,083
RATIOS TO AVERAGE NET ASSETS:
Net investment income	3.41%	2.95%	5.47%	4.91%		6.45%
Operating expenses	1.28%	1.29%	1.45%	1.33	%(d)	1.29	%(d)
PORTFOLIO TURNOVER RATE	157%	133%	463%	260%		72%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	161	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$10.80	$10.41	$9.99	$10.86		$11.24
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.40	0.34	0.59	0.56		0.75
Net realized and unrealized gain/(loss) on investments	0.55	0.49	0.44	(0.84)		(0.36)

Total from Investment Operations	0.95	0.83	1.03	(0.28)		0.39

LESS DISTRIBUTIONS:
From investment income	(0.45)	(0.44)	(0.57)	(0.59)		(0.77)
From capital gains	—	—	(0.04)	—		—

Total Distributions	(0.45)	(0.44)	(0.61)	(0.59)		(0.77)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.50	0.39	0.42	(0.87)		(0.38)

NET ASSET VALUE, END OF PERIOD	$11.30	$10.80	$10.41	$9.99		$10.86

TOTAL RETURN	8.98%	8.03%	10.69%	(2.43)%		3.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$17,316	$12,220	$18,176	$63,900		$71,409
RATIOS TO AVERAGE NET ASSETS:
Net investment income	3.66%	3.11%	5.90%	5.49%		6.87%
Operating expenses	0.88%	0.91%	1.04%	0.88	%(d)	0.79	%(d)
PORTFOLIO TURNOVER RATE	157%	133%	463%	260%		72%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2011	162	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(a)	PERIOD ENDED DECEMBER 31, 2009(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.79	$10.40	$9.65
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.42	0.35	0.31
Net realized and unrealized gain on investments	0.54	0.49	0.79

Total from Investment Operations	0.96	0.84	1.10

LESS DISTRIBUTIONS:
From investment income	(0.46)	(0.45)	(0.35)

Total Distributions	(0.46)	(0.45)	(0.35)

NET INCREASE IN NET ASSET VALUE	0.50	0.39	0.75

NET ASSET VALUE, END OF PERIOD	$11.29	$10.79	$10.40

TOTAL RETURN	9.10%	8.17%	11.56	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$59,371	$88,997	$90,944
RATIOS TO AVERAGE NET ASSETS:
Net investment income	3.84%	3.26%	4.60	%(e)
Operating expenses	0.77%	0.80%	0.89	%(e)
PORTFOLIO TURNOVER RATE	157%	133%	463	%(f)

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund Class Z was known as the Accessor Investment Grade Fixed-Income Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	163	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Alternatives Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.07	$11.43	$10.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	(0.05)	0.04	0.15
Net realized and unrealized gain/(loss) on investments	(0.20)	(0.19)	1.12

Total from Investment Operations	(0.25)	(0.15)	1.27

LESS DISTRIBUTIONS:
From investment income	(0.03)	(0.19)	(0.11)
Tax return of capital	—	(0.02)	—

Total Distributions	(0.03)	(0.21)	(0.11)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.28)	(0.36)	1.16

NET ASSET VALUE, END OF PERIOD	$10.79	$11.07	$11.43

TOTAL RETURN	(2.25)%	(1.19)%	12.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,072	$2,229	$668
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	(0.43)%	0.32%	1.33%
Operating expenses	1.35%	1.28%	1.04%
PORTFOLIO TURNOVER RATE	163%	98%	76%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Strategic Alternatives Fund was known as the Accessor Strategic Alternatives Fund.

(c) Commenced operations on December 31, 2008.

(d) Per share amounts are based upon average shares outstanding.

December 31, 2011	164	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Alternatives Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.07	$11.42	$10.27	$12.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(d)	(0.02)	0.06	0.10	0.16
Net realized and unrealized gain/(loss) on investments	(0.20)	(0.18)	1.15	(1.74)

Total from Investment Operations	(0.22)	(0.12)	1.25	(1.58)

LESS DISTRIBUTIONS:
From investment income	(0.05)	(0.21)	(0.10)	(0.15)
Tax return of capital	—	(0.02)	—	—

Total Distributions	(0.05)	(0.23)	(0.10)	(0.15)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.27)	(0.35)	1.15	(1.73)

NET ASSET VALUE, END OF PERIOD	$10.80	$11.07	$11.42	$10.27

TOTAL RETURN	(2.03)%	(0.93)%	12.19%	(13.25	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$52,034	$65,147	$76,766	$102,327
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	(0.17)%	0.55%	0.95%	1.54	%(g)
Operating expenses	1.06%	1.03%	1.05%	1.04	%(g)(h)
PORTFOLIO TURNOVER RATE	163%	98%	76%	159%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Strategic Alternatives Fund was known as the Accessor Strategic Alternatives Fund.

(c) Commenced operations on January 29, 2008.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	165	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Alternatives Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(a)	PERIOD ENDED DECEMBER 31, 2009(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.08		$11.43	$9.80
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	(0.00	)(d)	0.07	0.08
Net realized and unrealized gain/(loss) on investments	(0.21)		(0.18)	1.63

Total from Investment Operations	(0.21)		(0.11)	1.71

LESS DISTRIBUTIONS:
From investment income	(0.05)		(0.22)	(0.08)
Tax return of capital	—		(0.02)	—

Total Distributions	(0.05)		(0.24)	(0.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.26)		(0.35)	1.63

NET ASSET VALUE, END OF PERIOD	$10.82		$11.08	$11.43

TOTAL RETURN	(1.88)%		(0.83)%	17.35	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$15,712		$21,967	$41,693
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	(0.01)%		0.64%	1.15	%(f)
Operating expenses	0.95%		0.92%	0.97	%(f)
PORTFOLIO TURNOVER RATE	163%		98%	76	%(g)

(a) Prior to May 1, 2010, the Forward Strategic Alternatives Fund Class Z was known as the Accessor Strategic Alternatives Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2011	166	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.00	(d)	0.02		0.04
Net realized and unrealized gain on investments	—		—		0.00	(d)	—		—

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.02		0.04

LESS DISTRIBUTIONS:
From investment income	(0.00	)(d)	(0.00	)(d)(e)	(0.00	)(d)	(0.02)		(0.04)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.02)		(0.04)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.01%		0.05	%(e)	0.18%		1.79%		4.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,098		$2,419		$3,948		$10,697		$11,203
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.02%		0.05%		0.21%		1.84%		4.09%
Operating expenses including waiver	0.18%		0.24%		0.57%		0.99	%(f)	0.96	%(f)
Net investment income/(loss) excluding waiver	(0.70)%		(0.69)%		(0.22)%		1.84%		4.09%
Operating expenses excluding waiver	0.90%		0.98%		1.00%		0.99	%(f)	0.96	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	167	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.00	(d)	0.03		0.05
Net realized and unrealized loss on investments	—		—		0.00	(d)	(0.01)		—

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.02		0.05

LESS DISTRIBUTIONS:
From investment income	(0.00	)(d)	(0.00	)(d)(e)	(0.00	)(d)	(0.02)		(0.05)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.02)		(0.05)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.01%		0.05	%(e)	0.26%		2.30%		4.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$189,465		$221,270		$275,448		$392,599		$1,344,292
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.01%		0.05%		0.28%		2.53%		4.60%
Operating expenses including waiver	0.18%		0.24%		0.44%		0.49	%(f)	0.46	%(f)
Net investment income/(loss) excluding waiver	(0.21)%		(0.19)%		0.22%		2.53%		4.60%
Operating expenses excluding waiver	0.40%		0.48%		0.50%		0.49	%(f)	0.46	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2011	168	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.00	(d)	0.02		0.04

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.02		0.04

LESS DISTRIBUTIONS:
From investment income	(0.00	)(d)	(0.00	)(d)(e)	(0.00	)(d)	(0.02)		(0.04)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.02)		(0.04)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.01%		0.05	%(e)	0.20%		2.05%		4.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,576		$1,529		$594		$708		$1,370
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.01%		0.05%		0.22%		2.22%		4.28%
Operating expenses including waiver	0.18%		0.22%		0.52%		0.74	%(f)	0.72	%(f)
Net investment income/(loss) excluding waiver	(0.46)%		(0.46)%		(0.02)%		2.22%		4.28%
Operating expenses excluding waiver	0.65%		0.73%		0.75%		0.74	%(f)	0.72	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class A was known as the Accessor U.S. Government Money Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	169	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.00	(d)	0.01		0.04

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.01		0.04

LESS DISTRIBUTIONS:
From investment income	(0.00	)(d)	(0.00	)(d)(f)	(0.00	)(d)	(0.01)		(0.04)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.01)		(0.04)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN(e)	0.01%		0.05	%(f)	0.16%		1.29%		3.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,159		$993		$1,252		$1,937		$1,507
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.01%		0.05%		0.17%		1.24%		3.59%
Operating expenses including waiver	0.17%		0.24%		0.56%		1.50	%(g)	1.46	%(g)
Net investment income/(loss) excluding waiver	(1.21)%		(1.19)%		(0.77)%		1.24%		3.59%
Operating expenses excluding waiver	1.39%		1.48%		1.50%		1.50	%(g)	1.46	%(g)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class C was known as the Accessor U.S. Government Money Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(g) The effect of any custody credits on the ratio is less than 0.01%.

December 31, 2011	170	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	CLASS Z(a)
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.00	(e)	0.00	(e)	0.00	(e)	0.02		0.05
Net realized and unrealized gain on investments	—		—		0.00	(e)	0.01		—

Total from Investment Operations	0.00	(e)	0.00	(e)	0.00	(e)	0.03		0.05

LESS DISTRIBUTIONS:
From investment income	(0.00	)(e)	(0.00	)(e)(f)	(0.00	)(e)	(0.03)		(0.05)

Total Distributions	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	(0.03)		(0.05)

NET INCREASE IN NET ASSET VALUE	0.00		0.00		0.00		0.00		0.00

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.01%		0.08	%(f)	0.45%		2.55%		4.97	%(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$257,898		$307,986		$435,856		$746,292		$67,259
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.02%		0.08%		0.51%		2.31%		4.78	%(h)
Operating expenses including waiver	0.18%		0.21%		0.25%		0.24	%(i)	0.21	%(h)( i)
Net investment income/(loss) excluding waiver	(0.01)%		0.06%		0.50%		2.31%		4.78	%(h)
Operating expenses excluding waiver	0.21%		0.23%		0.25%		0.24	%(i)	0.21	%(h)( i)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class Z was known as the Accessor U.S. Government Money Fund Z Class.

(c) Class commenced operations on January 4, 2007.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(g) Not Annualized.

(h) Annualized.

(i) The effect of any custody credits on the ratio is less than 0.01%.

See Notes to Financial Statements	171	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Aggressive Growth Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.01	$13.38	$10.93	$19.06	$18.42
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	0.03	0.61	0.19	(0.01)	0.00
Net realized and unrealized gain/(loss) on investments	(1.12)	0.64	2.50	(7.64)	0.95

Total from Investment Operations	(1.09)	1.25	2.69	(7.65)	0.95

LESS DISTRIBUTIONS:
From investment income	(0.05)	(0.62)	(0.24)	(0.11)	(0.28)
From capital gains	(0.33)	—	—	(0.37)	(0.03)

Total Distributions	(0.38)	(0.62)	(0.24)	(0.48)	(0.31)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.47)	0.63	2.45	(8.13)	0.64

NET ASSET VALUE, END OF PERIOD	$12.54	$14.01	$13.38	$10.93	$19.06

TOTAL RETURN	(7.72)%	9.28%	24.67%	(40.77)%	5.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,800	$7,995	$7,255	$6,920	$12,913
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including expense paid directly by the advisor	0.20%	4.52%	1.61%	(0.09)%	(0.02)%
Operating expenses including expense paid directly by the advisor(d)	0.85%	0.78%	0.75%	0.75%	0.70%
Net investment income/(loss) excluding expense paid directly by the advisor	0.06%	4.38%	1.51%	(0.09)%	(0.02)%
Operating expenses excluding expense paid directly by the advisor(d)	0.99%	0.92%	0.85%	0.75%	0.70%
PORTFOLIO TURNOVER RATE	104%	84%	40%	30%	10%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	172	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Aggressive Growth Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.39	$13.73	$11.20	$19.48	$18.81
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.06	0.63	0.29	0.07	0.10
Net realized and unrealized gain/(loss) on investments	(1.10)	0.72	2.53	(7.82)	0.98

Total from Investment Operations	(1.04)	1.35	2.82	(7.75)	1.08

LESS DISTRIBUTIONS:
From investment income	(0.08)	(0.69)	(0.29)	(0.16)	(0.38)
From capital gains	(0.33)	—	—	(0.37)	(0.03)

Total Distributions	(0.41)	(0.69)	(0.29)	(0.53)	(0.41)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.45)	0.66	2.53	(8.28)	0.67

NET ASSET VALUE, END OF PERIOD	$12.94	$14.39	$13.73	$11.20	$19.48

TOTAL RETURN	(7.21)%	9.85%	25.26%	(40.46)%	5.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$11,518	$30,007	$32,953	$25,415	$44,106
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	0.42%	4.57%	2.40%	0.44%	0.49%
Operating expenses including expense paid directly by the advisor(d)	0.33%	0.27%	0.26%	0.25%	0.20%
Net investment income excluding expense paid directly by the advisor	0.27%	4.43%	2.30%	0.44%	0.49%
Operating expenses excluding expense paid directly by the advisor(d)	0.48%	0.41%	0.36%	0.25%	0.20%
PORTFOLIO TURNOVER RATE	104%	84%	40%	30%	10%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	173	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Aggressive Growth Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.23	$13.58	$11.09	$19.31	$18.66
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.07	0.54	0.24	0.02	0.03
Net realized and unrealized gain/(loss) on investments	(1.14)	0.75	2.51	(7.75)	0.96

Total from Investment Operations	(1.07)	1.29	2.75	(7.73)	0.99

LESS DISTRIBUTIONS:
From investment income	(0.06)	(0.64)	(0.26)	(0.12)	(0.31)
From capital gains	(0.33)	—	—	(0.37)	(0.03)

Total Distributions	(0.39)	(0.64)	(0.26)	(0.49)	(0.34)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.46)	0.65	2.49	(8.22)	0.65

NET ASSET VALUE, END OF PERIOD	$12.77	$14.23	$13.58	$11.09	$19.31

TOTAL RETURN(d)	(7.54)%	9.51%	24.80%	(40.66)%	5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,777	$7,600	$9,027	$7,587	$12,864
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	0.48%	3.92%	2.01%	0.11%	0.16%
Operating expenses including expense paid directly by the advisor(e)	0.70%	0.62%	0.61%	0.60%	0.55%
Net investment income excluding expense paid directly by the advisor	0.34%	3.78%	1.90%	0.11%	0.16%
Operating expenses excluding expense paid directly by the advisor(e)	0.84%	0.76%	0.71%	0.60%	0.55%
PORTFOLIO TURNOVER RATE	104%	84%	40%	30%	10%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class A was known as the Accessor Aggressive Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	174	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Aggressive Growth Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2011		YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$13.71		$13.16	$10.78	$18.86	$18.24
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	(0.00	)(d)	0.42	0.15	(0.08)	(0.09)
Net realized and unrealized gain/(loss) on investments	(1.11)		0.73	2.44	(7.55)	0.95

Total from Investment Operations	(1.11)		1.15	2.59	(7.63)	0.86

LESS DISTRIBUTIONS:
From investment income	(0.04)		(0.60)	(0.21)	(0.08)	(0.21)
From capital gains	(0.33)		—	—	(0.37)	(0.03)

Total Distributions	(0.37)		(0.60)	(0.21)	(0.45)	(0.24)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.48)		0.55	2.38	(8.08)	0.62

NET ASSET VALUE, END OF PERIOD	$12.23		$13.71	$13.16	$10.78	$18.86

TOTAL RETURN(e)	(8.13)%		8.81%	23.95%	(41.05)%	4.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,394		$5,806	$7,086	$5,944	$10,144
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including expense paid directly by the advisor	(0.00	)%(f)	3.16%	1.36%	(0.56)%	(0.49)%
Operating expenses including expense paid directly by the advisor(g)	1.36%		1.27%	1.26%	1.25%	1.20%
Net investment income/(loss) excluding expense paid directly by the advisor	(0.14)%		3.02%	1.25%	(0.56)%	(0.49)%
Operating expenses excluding expense paid directly by the advisor(g)	1.50%		1.41%	1.36%	1.25%	1.20%
PORTFOLIO TURNOVER RATE	104%		84%	40%	30%	10%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class C was known as the Accessor Aggressive Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Amount represents less than 0.01%.

(g) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	175	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$15.18	$14.56	$12.47	$17.28	$17.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.33	0.69	0.41	0.34	0.40
Net realized and unrealized gain/(loss) on investments	(0.83)	0.61	2.09	(4.61)	0.29

Total from Investment Operations	(0.50)	1.30	2.50	(4.27)	0.69

LESS DISTRIBUTIONS:
From investment income	(0.34)	(0.68)	(0.41)	(0.40)	(0.54)
From capital gains	(0.38)	—	—	(0.14)	—

Total Distributions	(0.72)	(0.68)	(0.41)	(0.54)	(0.54)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.22)	0.62	2.09	(4.81)	0.15

NET ASSET VALUE, END OF PERIOD	$13.96	$15.18	$14.56	$12.47	$17.28

TOTAL RETURN	(3.34)%	9.05%	20.38%	(25.12)%	4.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$8,503	$12,898	$13,137	$10,243	$15,219
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.15%	4.64%	3.07%	2.24%	2.29%
Operating expenses including expense paid directly by the advisor(d)	0.68%	0.63%	0.67%	0.70%	0.68%
Net investment income excluding expense paid directly by the advisor	2.04%	4.53%	2.99%	2.24%	2.29%
Operating expenses excluding expense paid directly by the advisor(d)	0.79%	0.74%	0.75%	0.70%	0.68%
PORTFOLIO TURNOVER RATE	78%	55%	28%	26%	24%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	176	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$15.19	$14.57	$12.48	$17.29	$17.14
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.39	0.70	0.48	0.42	0.49
Net realized and unrealized gain/(loss) on investments	(0.81)	0.68	2.09	(4.62)	0.29

Total from Investment Operations	(0.42)	1.38	2.57	(4.20)	0.78

LESS DISTRIBUTIONS:
From investment income	(0.42)	(0.76)	(0.48)	(0.47)	(0.63)
From capital gains	(0.38)	—	—	(0.14)	—

Total Distributions	(0.80)	(0.76)	(0.48)	(0.61)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.22)	0.62	2.09	(4.81)	0.15

NET ASSET VALUE, END OF PERIOD	$13.97	$15.19	$14.57	$12.48	$17.29

TOTAL RETURN	(2.84)%	9.59%	20.97%	(24.73)%	4.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$35,935	$70,749	$76,923	$52,881	$63,372
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.55%	4.74%	3.58%	2.79%	2.79%
Operating expenses including expense paid directly by the advisor(d)	0.17%	0.13%	0.17%	0.20%	0.18%
Net investment income excluding expense paid directly by the advisor	2.44%	4.63%	3.50%	2.79%	2.79%
Operating expenses excluding expense paid directly by the advisor(d)	0.28%	0.24%	0.25%	0.20%	0.18%
PORTFOLIO TURNOVER RATE	78%	55%	28%	26%	24%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	177	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$15.17	$14.56	$12.46	$17.27	$17.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.30	0.67	0.42	0.36	0.45
Net realized and unrealized gain/(loss) on investments	(0.78)	0.64	2.11	(4.61)	0.26

Total from Investment Operations	(0.48)	1.31	2.53	(4.25)	0.71

LESS DISTRIBUTIONS:
From investment income	(0.36)	(0.70)	(0.43)	(0.42)	(0.57)
From capital gains	(0.38)	—	—	(0.14)	—

Total Distributions	(0.74)	(0.70)	(0.43)	(0.56)	(0.57)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.22)	0.61	2.10	(4.81)	0.14

NET ASSET VALUE, END OF PERIOD	$13.95	$15.17	$14.56	$12.46	$17.27

TOTAL RETURN(d)	(3.21)%	9.14%	20.66%	(25.02)%	4.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$6,230	$20,392	$21,999	$19,506	$29,735
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	1.93%	4.55%	3.17%	2.40%	2.57%
Operating expenses including expense paid directly by the advisor(e)	0.51%	0.48%	0.52%	0.55%	0.54%
Net investment income excluding expense paid directly by the advisor	1.82%	4.44%	3.09%	2.40%	2.57%
Operating expenses excluding expense paid directly by the advisor(e)	0.62%	0.59%	0.60%	0.55%	0.54%
PORTFOLIO TURNOVER RATE	78%	55%	28%	26%	24%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class A was known as the Accessor Balanced Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	178	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$15.15	$14.54	$12.45	$17.25	$17.11
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.25	0.62	0.35	0.26	0.31
Net realized and unrealized gain/(loss) on investments	(0.83)	0.60	2.09	(4.60)	0.29

Total from Investment Operations	(0.58)	1.22	2.44	(4.34)	0.60

LESS DISTRIBUTIONS:
From investment income	(0.26)	(0.61)	(0.35)	(0.32)	(0.46)
From capital gains	(0.38)	—	—	(0.14)	—

Total Distributions	(0.64)	(0.61)	(0.35)	(0.46)	(0.46)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.22)	0.61	2.09	(4.80)	0.14

NET ASSET VALUE, END OF PERIOD	$13.93	$15.15	$14.54	$12.45	$17.25

TOTAL RETURN(d)	(3.84)%	8.45%	19.82%	(25.49)%	3.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$11,984	$17,005	$15,548	$12,770	$21,040
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	1.68%	4.17%	2.64%	1.72%	1.77%
Operating expenses including expense paid directly by the advisor(e)	1.18%	1.13%	1.17%	1.20%	1.18%
Net investment income excluding expense paid directly by the advisor	1.57%	4.06%	2.56%	1.72%	1.77%
Operating expenses excluding expense paid directly by the advisor(e)	1.29%	1.24%	1.25%	1.20%	1.18%
PORTFOLIO TURNOVER RATE	78%	55%	28%	26%	24%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class C was known as the Accessor Balanced Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	179	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.82	$14.15	$11.95	$17.70	$17.47
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.24	0.70	0.35	0.27	0.33
Net realized and unrealized gain/(loss) on investments	(0.79)	0.67	2.23	(5.41)	0.40

Total from Investment Operations	(0.55)	1.37	2.58	(5.14)	0.73

LESS DISTRIBUTIONS:
From investment income	(0.27)	(0.70)	(0.38)	(0.35)	(0.50)
From capital gains	(0.06)	—	—	(0.26)	—

Total Distributions	(0.33)	(0.70)	(0.38)	(0.61)	(0.50)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.88)	0.67	2.20	(5.75)	0.23

NET ASSET VALUE, END OF PERIOD	$13.94	$14.82	$14.15	$11.95	$17.70

TOTAL RETURN	(3.74)%	9.76%	21.84%	(29.56)%	4.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$7,527	$13,031	$12,083	$11,049	$16,134
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	1.63%	4.86%	2.80%	1.81%	1.83%
Operating expenses including expense paid directly by the advisor(d)	0.71%	0.66%	0.68%	0.70%	0.68%
Net investment income excluding expense paid directly by the advisor	1.50%	4.73%	2.70%	1.81%	1.83%
Operating expenses excluding expense paid directly by the advisor(d)	0.84%	0.79%	0.78%	0.70%	0.68%
PORTFOLIO TURNOVER RATE	79%	47%	28%	35%	18%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	180	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.84	$14.17	$11.97	$17.72	$17.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.31	0.69	0.44	0.35	0.42
Net realized and unrealized gain/(loss) on investments	(0.78)	0.75	2.20	(5.41)	0.39

Total from Investment Operations	(0.47)	1.44	2.64	(5.06)	0.81

LESS DISTRIBUTIONS:
From investment income	(0.35)	(0.77)	(0.44)	(0.43)	(0.58)
From capital gains	(0.06)	—	—	(0.26)	—

Total Distributions	(0.41)	(0.77)	(0.44)	(0.69)	(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.88)	0.67	2.20	(5.75)	0.23

NET ASSET VALUE, END OF PERIOD	$13.96	$14.84	$14.17	$11.97	$17.72

TOTAL RETURN	(3.22)%	10.28%	22.39%	(29.16)%	4.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$24,909	$43,690	$51,974	$40,382	$67,402
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.08%	4.74%	3.43%	2.28%	2.31%
Operating expenses including expense paid directly by the advisor(d)	0.21%	0.16%	0.18%	0.20%	0.18%
Net investment income excluding expense paid directly by the advisor	1.95%	4.61%	3.33%	2.28%	2.31%
Operating expenses excluding expense paid directly by the advisor(d)	0.34%	0.29%	0.29%	0.20%	0.18%
PORTFOLIO TURNOVER RATE	79%	47%	28%	35%	18%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	181	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.80	$14.13	$11.93	$17.67	$17.44
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.28	0.68	0.37	0.30	0.36
Net realized and unrealized gain/(loss) on investments	(0.81)	0.71	2.23	(5.41)	0.39

Total from Investment Operations	(0.53)	1.39	2.60	(5.11)	0.75

LESS DISTRIBUTIONS:
From investment income	(0.29)	(0.72)	(0.40)	(0.37)	(0.52)
From capital gains	(0.06)	—	—	(0.26)	—

Total Distributions	(0.35)	(0.72)	(0.40)	(0.63)	(0.52)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.88)	0.67	2.20	(5.74)	0.23

NET ASSET VALUE, END OF PERIOD	$13.92	$14.80	$14.13	$11.93	$17.67

TOTAL RETURN(d)	(3.59)%	9.92%	22.04%	(29.44)%	4.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$12,691	$17,864	$19,428	$20,190	$30,036
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	1.87%	4.69%	2.95%	1.96%	1.98%
Operating expenses including expense paid directly by the advisor(e)	0.56%	0.51%	0.53%	0.55%	0.53%
Net investment income excluding expense paid directly by the advisor	1.74%	4.56%	2.85%	1.96%	1.98%
Operating expenses excluding expense paid directly by the advisor(e)	0.69%	0.64%	0.63%	0.55%	0.53%
PORTFOLIO TURNOVER RATE	79%	47%	28%	35%	18%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class A was known as the Accessor Growth & Income Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	182	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.77	$14.11	$11.91	$17.64	$17.42
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.17	0.60	0.29	0.20	0.23
Net realized and unrealized gain/(loss) on investments	(0.79)	0.68	2.22	(5.40)	0.40

Total from Investment Operations	(0.62)	1.28	2.51	(5.20)	0.63

LESS DISTRIBUTIONS:
From investment income	(0.19)	(0.62)	(0.31)	(0.27)	(0.41)
From capital gains	(0.06)	—	—	(0.26)	—

Total Distributions	(0.25)	(0.62)	(0.31)	(0.53)	(0.41)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.87)	0.66	2.20	(5.73)	0.22

NET ASSET VALUE, END OF PERIOD	$13.90	$14.77	$14.11	$11.91	$17.64

TOTAL RETURN(d)	(4.19)%	9.16%	21.20%	(29.86)%	3.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$22,529	$32,334	$33,843	$31,953	$55,880
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	1.18%	4.20%	2.32%	1.29%	1.30%
Operating expenses including expense paid directly by the advisor(e)	1.21%	1.16%	1.18%	1.20%	1.18%
Net investment income excluding expense paid directly by the advisor	1.05%	4.07%	2.22%	1.29%	1.30%
Operating expenses excluding expense paid directly by the advisor(e)	1.34%	1.29%	1.28%	1.20%	1.18%
PORTFOLIO TURNOVER RATE	79%	47%	28%	35%	18%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class C was known as the Accessor Growth & Income Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	183	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.71	$13.99	$11.61	$18.66	$18.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.12	0.69	0.28	0.13	0.14
Net realized and unrealized gain/(loss) on investments	(0.98)	0.74	2.41	(6.61)	0.72

Total from Investment Operations	(0.86)	1.43	2.69	(6.48)	0.86

LESS DISTRIBUTIONS:
From investment income	(0.13)	(0.71)	(0.31)	(0.23)	(0.38)
From capital gains	(0.78)	—	—	(0.34)	(0.01)

Total Distributions	(0.91)	(0.71)	(0.31)	(0.57)	(0.39)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.77)	0.72	2.38	(7.05)	0.47

NET ASSET VALUE, END OF PERIOD	$12.94	$14.71	$13.99	$11.61	$18.66

TOTAL RETURN	(5.82)%	10.25%	23.35%	(35.30)%	4.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$7,853	$12,728	$12,610	$12,597	$18,724
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	0.86%	4.87%	2.26%	0.86%	0.76%
Operating expenses including expense paid directly by the advisor(d)	0.71%	0.68%	0.68%	0.70%	0.68%
Net investment income excluding expense paid directly by the advisor	0.72%	4.73%	2.16%	0.86%	0.76%
Operating expenses excluding expense paid directly by the advisor(d)	0.85%	0.82%	0.78%	0.70%	0.68%
PORTFOLIO TURNOVER RATE	84%	70%	32%	31%	7%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	184	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.72	$14.00	$11.61	$18.68	$18.21
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.19	0.72	0.36	0.21	0.24
Net realized and unrealized gain/(loss) on investments	(0.98)	0.78	2.40	(6.64)	0.71

Total from Investment Operations	(0.79)	1.50	2.76	(6.43)	0.95

LESS DISTRIBUTIONS:
From investment income	(0.21)	(0.78)	(0.37)	(0.30)	(0.47)
From capital gains	(0.78)	—	—	(0.34)	(0.01)

Total Distributions	(0.99)	(0.78)	(0.37)	(0.64)	(0.48)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.78)	0.72	2.39	(7.07)	0.47

NET ASSET VALUE, END OF PERIOD	$12.94	$14.72	$14.00	$11.61	$18.68

TOTAL RETURN	(5.39)%	10.79%	24.04%	(35.05)%	5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$24,550	$44,027	$50,952	$39,210	$64,364
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	1.28%	5.06%	2.95%	1.35%	1.24%
Operating expenses including expense paid directly by the advisor(d)	0.21%	0.18%	0.18%	0.20%	0.18%
Net investment income excluding expense paid directly by the advisor	1.14%	4.92%	2.85%	1.35%	1.24%
Operating expenses excluding expense paid directly by the advisor(d)	0.35%	0.32%	0.28%	0.20%	0.18%
PORTFOLIO TURNOVER RATE	84%	70%	32%	31%	7%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	185	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.72	$13.99	$11.61	$18.67	$18.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.17	0.66	0.31	0.15	0.18
Net realized and unrealized gain/(loss) on investments	(1.01)	0.80	2.40	(6.62)	0.72

Total from Investment Operations	(0.84)	1.46	2.71	(6.47)	0.90

LESS DISTRIBUTIONS:
From investment income	(0.16)	(0.73)	(0.33)	(0.25)	(0.41)
From capital gains	(0.78)	—	—	(0.34)	(0.01)

Total Distributions	(0.94)	(0.73)	(0.33)	(0.59)	(0.42)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.78)	0.73	2.38	(7.06)	0.48

NET ASSET VALUE, END OF PERIOD	$12.94	$14.72	$13.99	$11.61	$18.67

TOTAL RETURN(d)	(5.73)%	10.48%	23.53%	(35.25)%	4.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$12,709	$17,670	$20,268	$17,808	$29,580
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	1.14%	4.61%	2.52%	0.99%	0.92%
Operating expenses including expense paid directly by the advisor(e)	0.56%	0.53%	0.53%	0.55%	0.53%
Net investment income excluding expense paid directly by the advisor	1.00%	4.47%	2.42%	0.99%	0.92%
Operating expenses excluding expense paid directly by the advisor(e)	0.70%	0.67%	0.63%	0.55%	0.53%
PORTFOLIO TURNOVER RATE	84%	70%	32%	31%	7%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund Class A was known as the Accessor Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	186	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.63	$13.92	$11.55	$18.57	$18.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.07	0.56	0.23	0.05	0.05
Net realized and unrealized gain/(loss) on investments	(0.99)	0.78	2.39	(6.58)	0.71

Total from Investment Operations	(0.92)	1.34	2.62	(6.53)	0.76

LESS DISTRIBUTIONS:
From investment income	(0.10)	(0.63)	(0.25)	(0.15)	(0.30)
From capital gains	(0.78)	—	—	(0.34)	(0.01)

Total Distributions	(0.88)	(0.63)	(0.25)	(0.49)	(0.31)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.80)	0.71	2.37	(7.02)	0.45

NET ASSET VALUE, END OF PERIOD	$12.83	$14.63	$13.92	$11.55	$18.57

TOTAL RETURN(d)	(6.31)%	9.67%	22.79%	(35.66)%	4.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$20,321	$27,871	$30,775	$26,814	$45,687
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	0.50%	3.97%	1.88%	0.34%	0.25%
Operating expenses including expense paid directly by the advisor(e)	1.21%	1.18%	1.18%	1.20%	1.18%
Net investment income excluding expense paid directly by the advisor	0.36%	3.83%	1.78%	0.34%	0.25%
Operating expenses excluding expense paid directly by the advisor(e)	1.35%	1.32%	1.28%	1.20%	1.18%
PORTFOLIO TURNOVER RATE	84%	70%	32%	31%	7%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund Class C was known as the Accessor Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	187	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.93	$14.39		$12.60	$16.21	$16.26
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.41	0.58		0.45	0.44	0.53
Net realized and unrealized gain/(loss) on investments	(0.58)	0.55		1.80	(3.47)	0.04

Total from Investment Operations	(0.17)	1.13		2.25	(3.03)	0.57

LESS DISTRIBUTIONS:
From investment income	(0.45)	(0.59)		(0.46)	(0.49)	(0.61)
From capital gains	(0.05)	(0.00	)(d)	—	(0.09)	(0.01)

Total Distributions	(0.50)	(0.59)		(0.46)	(0.58)	(0.62)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.67)	0.54		1.79	(3.61)	(0.05)

NET ASSET VALUE, END OF PERIOD	$14.26	$14.93		$14.39	$12.60	$16.21

TOTAL RETURN	(1.17)%	7.96%		18.08%	(18.97)%	3.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,918	$4,821		$4,725	$3,445	$4,955
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.73%	3.96%		3.40%	3.00%	3.19%
Operating expenses including expense paid directly by the advisor(e)	0.68%	0.69%		0.75%	0.78%	0.74%
Net investment income excluding expense paid directly by the advisor	2.63%	3.86%		3.32%	3.00%	3.19%
Operating expenses excluding expense paid directly by the advisor(e)	0.78%	0.79%		0.83%	0.78%	0.74%
PORTFOLIO TURNOVER RATE	95%	53%		25%	20%	49%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund was known as the Accessor Income & Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	188	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.94	$14.41		$12.61	$16.22	$16.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.54	0.68		0.52	0.52	0.62
Net realized and unrealized gain/(loss) on investments	(0.63)	0.51		1.80	(3.47)	0.03

Total from Investment Operations	(0.09)	1.19		2.32	(2.95)	0.65

LESS DISTRIBUTIONS:
From investment income	(0.53)	(0.66)		(0.52)	(0.57)	(0.69)
From capital gains	(0.05)	(0.00	)(d)	—	(0.09)	(0.01)

Total Distributions	(0.58)	(0.66)		(0.52)	(0.66)	(0.70)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.67)	0.53		1.80	(3.61)	(0.05)

NET ASSET VALUE, END OF PERIOD	$14.27	$14.94		$14.41	$12.61	$16.22

TOTAL RETURN	(0.66)%	8.42%		18.83%	(18.61)%	4.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$54,211	$49,947		$40,855	$24,869	$24,914
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.64%	4.60%		3.90%	3.63%	3.78%
Operating expenses including expense paid directly by the advisor(e)	0.18%	0.19%		0.25%	0.29%	0.24%
Net investment income excluding expense paid directly by the advisor	3.53%	4.50%		3.82%	3.63%	3.78%
Operating expenses excluding expense paid directly by the advisor(e)	0.29%	0.29%		0.33%	0.29%	0.24%
PORTFOLIO TURNOVER RATE	95%	53%		25%	20%	49%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund was known as the Accessor Income & Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	189	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.92	$14.39		$12.60	$16.20	$16.25
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.42	0.58		0.46	0.48	0.57
Net realized and unrealized gain/(loss) on investments	(0.57)	0.56		1.81	(3.48)	0.02

Total from Investment Operations	(0.15)	1.14		2.27	(3.00)	0.59

LESS DISTRIBUTIONS:
From investment income	(0.47)	(0.61)		(0.48)	(0.51)	(0.63)
From capital gains	(0.05)	(0.00	)(d)	—	(0.09)	(0.01)

Total Distributions	(0.52)	(0.61)		(0.48)	(0.60)	(0.64)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.67)	0.53		1.79	(3.60)	(0.05)

NET ASSET VALUE, END OF PERIOD	$14.25	$14.92		$14.39	$12.60	$16.20

TOTAL RETURN(e)	(1.02)%	8.05%		18.35%	(18.86)%	3.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,206	$2,745		$3,118	$2,590	$3,233
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.80%	3.96%		3.48%	3.28%	3.42%
Operating expenses including expense paid directly by the advisor(f)	0.53%	0.53%		0.61%	0.63%	0.59%
Net investment income excluding expense paid directly by the advisor	2.70%	3.85%		3.41%	3.28%	3.42%
Operating expenses excluding expense paid directly by the advisor(f)	0.63%	0.64%		0.68%	0.63%	0.59%
PORTFOLIO TURNOVER RATE	95%	53%		25%	20%	49%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund Class A was known as the Accessor Income & Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	190	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.88	$14.35		$12.57	$16.16	$16.21
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.37	0.50		0.37	0.38	0.44
Net realized and unrealized gain/(loss) on investments	(0.61)	0.54		1.80	(3.46)	0.05

Total from Investment Operations	(0.24)	1.04		2.17	(3.08)	0.49

LESS DISTRIBUTIONS:
From investment income	(0.38)	(0.51)		(0.39)	(0.42)	(0.53)
From capital gains	(0.05)	(0.00	)(d)	—	(0.09)	(0.01)

Total Distributions	(0.43)	(0.51)		(0.39)	(0.51)	(0.54)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.67)	0.53		1.78	(3.59)	(0.05)

NET ASSET VALUE, END OF PERIOD	$14.21	$14.88		$14.35	$12.57	$16.16

TOTAL RETURN(e)	(1.65)%	7.37%		17.54%	(19.38)%	3.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,597	$6,744		$6,387	$6,258	$10,464
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	2.51%	3.44%		2.82%	2.60%	2.70%
Operating expenses including expense paid directly by the advisor(f)	1.18%	1.19%		1.26%	1.28%	1.24%
Net investment income excluding expense paid directly by the advisor	2.40%	3.34%		2.75%	2.60%	2.70%
Operating expenses excluding expense paid directly by the advisor(f)	1.29%	1.29%		1.33%	1.28%	1.24%
PORTFOLIO TURNOVER RATE	95%	53%		25%	20%	49%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund Class C was known as the Accessor Income & Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	191	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.39	$13.99	$12.76	$14.43	$14.83
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.62	0.50	0.60	0.63	0.77
Net realized and unrealized gain/(loss) on investments	0.12	0.40	1.23	(1.66)	(0.40)

Total from Investment Operations	0.74	0.90	1.83	(1.03)	0.37

LESS DISTRIBUTIONS:
From investment income	(0.63)	(0.50)	(0.60)	(0.64)	(0.77)

Total Distributions	(0.63)	(0.50)	(0.60)	(0.64)	(0.77)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.11	0.40	1.23	(1.67)	(0.40)

NET ASSET VALUE, END OF PERIOD	$14.50	$14.39	$13.99	$12.76	$14.43

TOTAL RETURN	5.26%	6.48%	14.58%	(7.20)%	2.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,289	$2,423	$2,040	$2,035	$3,067
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.30%	3.51%	4.45%	4.62%	5.24%
Operating expenses including expense paid directly by the advisor(d)	0.97%	0.91%	0.97%	0.95%	0.79%
Net investment income excluding expense paid directly by the advisor	4.19%	3.39%	4.37%	4.62%	5.24%
Operating expenses excluding expense paid directly by the advisor(d)	1.08%	1.02%	1.05%	0.95%	0.79%
PORTFOLIO TURNOVER RATE	38%	33%	27%	46%	61%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	192	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.40	$14.00	$12.77	$14.45	$14.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.70	0.57	0.66	0.69	0.84
Net realized and unrealized gain/(loss) on investments	0.12	0.40	1.24	(1.66)	(0.38)

Total from Investment Operations	0.82	0.97	1.90	(0.97)	0.46

LESS DISTRIBUTIONS:
From investment income	(0.71)	(0.57)	(0.67)	(0.71)	(0.85)

Total Distributions	(0.71)	(0.57)	(0.67)	(0.71)	(0.85)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.11	0.40	1.23	(1.68)	(0.39)

NET ASSET VALUE, END OF PERIOD	$14.51	$14.40	$14.00	$12.77	$14.45

TOTAL RETURN	5.79%	7.01%	15.14%	(6.79)%	3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$11,545	$14,772	$13,880	$10,464	$11,696
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.81%	3.98%	4.91%	5.09%	5.75%
Operating expenses including expense paid directly by the advisor(d)	0.47%	0.40%	0.46%	0.46%	0.29%
Net investment income excluding expense paid directly by the advisor	4.69%	3.86%	4.83%	5.09%	5.75%
Operating expenses excluding expense paid directly by the advisor(d)	0.59%	0.52%	0.55%	0.46%	0.29%
PORTFOLIO TURNOVER RATE	38%	33%	27%	46%	61%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	193	December 31, 2011

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.39	$13.99	$12.77	$14.44	$14.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.66	0.54	0.63	0.69	0.80
Net realized and unrealized gain/(loss) on investments	0.13	0.39	1.22	(1.68)	(0.39)

Total from Investment Operations	0.79	0.93	1.85	(0.99)	0.41

LESS DISTRIBUTIONS:
From investment income	(0.67)	(0.53)	(0.63)	(0.68)	(0.81)

Total Distributions	(0.67)	(0.53)	(0.63)	(0.68)	(0.81)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.12	0.40	1.22	(1.67)	(0.40)

NET ASSET VALUE, END OF PERIOD	$14.51	$14.39	$13.99	$12.77	$14.44

TOTAL RETURN(d)	5.59%	6.75%	14.86%	(7.03)%	2.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$274	$830	$726	$997	$689
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.50%	3.79%	4.69%	5.03%	5.45%
Operating expenses including expense paid directly by the advisor(e)	0.70%	0.66%	0.71%	0.71%	0.57%
Net investment income excluding expense paid directly by the advisor	4.38%	3.67%	4.62%	5.03%	5.45%
Operating expenses excluding expense paid directly by the advisor(e)	0.82%	0.77%	0.79%	0.71%	0.57%
PORTFOLIO TURNOVER RATE	38%	33%	27%	46%	61%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class A was known as the Accessor Income Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2011	194	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.36	$13.96	$12.74	$14.41	$14.81
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.57	0.43	0.54	0.57	0.69
Net realized and unrealized gain/(loss) on investments	0.10	0.40	1.21	(1.67)	(0.39)

Total from Investment Operations	0.67	0.83	1.75	(1.10)	0.30

LESS DISTRIBUTIONS:
From investment income	(0.56)	(0.43)	(0.53)	(0.57)	(0.70)

Total Distributions	(0.56)	(0.43)	(0.53)	(0.57)	(0.70)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.11	0.40	1.22	(1.67)	(0.40)

NET ASSET VALUE, END OF PERIOD	$14.47	$14.36	$13.96	$12.74	$14.41

TOTAL RETURN(d)	4.76%	5.97%	13.97%	(7.68)%	2.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,354	$4,653	$3,839	$2,474	$2,872
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.95%	3.02%	3.99%	4.18%	4.74%
Operating expenses including expense paid directly by the advisor(e)	1.48%	1.41%	1.47%	1.46%	1.29%
Net investment income excluding expense paid directly by the advisor	3.83%	2.91%	3.91%	4.18%	4.74%
Operating expenses excluding expense paid directly by the advisor(e)	1.60%	1.52%	1.55%	1.46%	1.29%
PORTFOLIO TURNOVER RATE	38%	33%	27%	46%	61%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class C was known as the Accessor Income Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	195	December 31, 2011

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2011, the Trust has 36 registered funds. This annual report describes 14 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward CorePlus Fund (“CorePlus Fund”) (Prior to January 20, 2011, known as the Forward Large Cap Growth Fund), the Forward Extended MarketPlus Fund (“Extended MarketPlus Fund”) (Prior to May 1, 2011, known as the Forward SMIDPlus Fund), the Forward Frontier Strategy Fund (“Frontier Strategy Fund”) (prior to May 1, 2011, known as the Forward Frontier MarketStrat Fund), the Forward High Yield Bond Fund (“High Yield Bond Fund”), the Forward International Equity Fund (“International Equity Fund”), the Forward Investment Grade Fixed-Income Fund (“Investment Grade Fixed-Income Fund”), the Forward Strategic Alternatives Fund (“Strategic Alternatives Fund”), the Forward U.S. Government Money Fund (“U.S. Government Money Fund”) (collectively, the “Underlying Funds”), and the Forward Aggressive Growth Allocation Fund (“Aggressive Growth Allocation Fund”), the Forward Balanced Allocation Fund (“Balanced Allocation Fund”), the Forward Growth & Income Allocation Fund (“Growth & Income Allocation Fund”), the Forward Growth Allocation Fund (“Growth Allocation Fund”), the Forward Income & Growth Allocation Fund (“Income & Growth Allocation Fund”) and the Forward Income Allocation Fund (“Income Allocation Fund”) (collectively, the “Allocation Funds”).

The CorePlus Fund seeks capital growth and invests primarily in synthetics or other instruments that have similar economic characteristics to common stocks of large capitalization issuers. The Extended MarketPlus Fund seeks capital growth and invests primarily in synthetics or other instruments that have similar economic characteristics to common stocks of small and medium capitalization issuers. The Frontier Strategy Fund seeks capital growth and invests primarily in securities with exposure to the returns of frontier markets (i.e., markets of smaller, less accessible, but still investable, countries of the developing world). The High Yield Bond Fund seeks high current income and invests primarily in lower-rated bonds. The International Equity Fund seeks capital growth and invests primarily in international equity securities that are located or traded in countries included in the MSCI EAFE + Emerging Markets Index. The Investment Grade Fixed-Income Fund seeks generation of current income and invests primarily in investment-grade, debt securities or synthetic or other instruments that have similar economic characteristics to investment-grade debt securities. The Strategic Alternatives Fund seeks to provide long-term capital appreciation and income and invests primarily in alternative asset classes such as real estate-related securities, commodity-related securities and currencies and other securities that exhibit low historical correlations with global stock and bond markets. The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity and invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, or in repurchase agreements secured by such instruments. The Aggressive Growth Allocation Fund is a “fund of funds,” and seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging markets, international equity, U.S. fixed-income, international fixed-income, and money market. The Balanced Allocation Fund is a “fund of funds,” and seeks moderate current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth & Income Allocation Fund is a “fund of funds,” and seeks moderate potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income,

December 31, 2011	196

Notes to Financial Statements

international fixed-income, and money market. The Growth Allocation Fund is a “fund of funds” and seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Income & Growth Allocation Fund is a “fund of funds” and seeks high current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, and international equity. The Income Allocation Fund is a “fund of funds” and seeks high current income and some stability of principal and invests primarily in combination of other Forward Funds, including the following types of funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, and international equity.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Class M and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. The Allocation Funds invest in shares of other investment companies to gain exposure to a particular portion of the market rather than purchasing securities directly. Investing in the underlying funds exposes each Allocation Fund to all the risks of the underlying funds and, in general, subjects it to a pro rata portion of the underlying funds’ fees and expenses.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds and affiliated investment companies held by the Allocation Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2011.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value).

197	December 31, 2011

Notes to Financial Statements

The Funds’ independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from a independent pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign

December 31, 2011	198

Notes to Financial Statements

currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2011, the Funds held no securities sold short.

Structured Notes: The Forward Strategic Alternatives Fund, as part of its investment objective, may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

199	December 31, 2011

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Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The Forward Strategic Alternatives Fund invested in structured notes to a significant extent. A highly liquid secondary market may not exist for the structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or accurately value such notes. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes which are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

When-Issued and Delayed-Delivery Transactions: Certain Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “TBA transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or

December 31, 2011	200

Notes to Financial Statements

yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Each Fund may enter into to-be-announced (“TBA”) sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an equivalent deliverable security or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in Mortgage-Related and Other Asset-Backed Securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

201	December 31, 2011

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Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of IO and PO stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Government-Sponsored Enterprises (“GSEs”): Certain Funds may invest in GSEs. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor

December 31, 2011	202

Notes to Financial Statements

purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Repurchase Agreements: Certain Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that Forward Management, LLC (“Forward Management”) or the appropriate sub-advisor has determined to be creditworthy. Repurchase agreements subject the Fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are fully collateralized by cash or U.S. government and agency securities. It is the Funds’ policy to take possession of the underlying securities, held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements, as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. As of December 31, 2011, the U.S. Government Money Fund held repurchase agreements and has disclosed the details in the Portfolio of Investments. The other Funds held no repurchase agreements at December 31, 2011.

Cash Management Transactions: The Funds may subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: Certain Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. Each Fund receives cash collateral which is invested in the Short-Term Investment Trust Liquid Assets Portfolio Institutional Class. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when

203	December 31, 2011

Notes to Financial Statements

due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of December 31, 2011, the International Equity Fund had securities on loan valued at $356,493 and received cash collateral with a value of $369,750. The other Funds had no securities on loan at December 31, 2011.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2011:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

CorePlus Fund
Agency Pass-Through Securities(a)	—	$30,978,370	—	$30,978,370
Collateralized Mortgage Obligations(a)	—	5,796,722	—	5,796,722
Corporate Bonds(a)	—	23,345,591	—	23,345,591
Foreign Government Obligations(a)	—	104,142	—	104,142
Municipal Bonds	—	8,670,398	—	8,670,398

December 31, 2011	204

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

CorePlus Fund (Continued)
U.S. Treasury Bonds & Notes	—	$20,800,541	—	$20,800,541
Short-Term Bank Debt Instruments	—	19,693,296	—	19,693,296

Total	—	$109,389,060	—	$109,389,060

Extended MarketPlus Fund
Agency Pass-Through Securities(a)	—	$19,243,079	—	$19,243,079
Asset-Backed Securities(a)	—	1,021,500	—	1,021,500
Collateralized Mortgage Obligations(a)	—	2,279,913	—	2,279,913
Corporate Bonds(a)	—	26,574,645	—	26,574,645
Municipal Bonds	—	1,868,651	—	1,868,651
U.S. Treasury Bonds & Notes	—	5,000,000	—	5,000,000
Short-Term Securities	—	3,998,868	—	3,998,868
Short-Term Bank Debt Instruments	—	36,065,561	—	36,065,561

Total	—	$96,052,217	—	$96,052,217

Frontier Strategy Fund
Common Stocks(a)	$8,919,723	—	—	$8,919,723
Exchange-Traded Funds	1,318,681	—	—	1,318,681
Agency Pass-Through Securities(a)	—	$17,331,099	—	17,331,099
Asset-Backed Securities(a)	—	473,012	—	473,012
Collateralized Mortgage Obligations(a)	—	4,017,575	—	4,017,575
Corporate Bonds(a)	—	12,084,086	—	12,084,086
Municipal Bonds	—	1,044,688	—	1,044,688
U.S. Treasury Bonds & Notes	—	5,013,107	—	5,013,107
Short-Term Securities	—	2,499,683	—	2,499,683
Short-Term Bank Debt Instruments	—	19,100,186	—	19,100,186

Total	$10,238,404	$61,563,436	—	$71,801,840

High Yield Bond Fund
Corporate Bonds(a)	—	$135,652,766	—	$135,652,766
Short-Term Bank Debt Instruments	—	8,293,275	—	8,293,275

Total	—	$143,946,041	—	$143,946,041

International Equity Fund
Common Stocks(a)	$43,524,655	—	—	$43,524,655
Preferred Stocks(a)	286,051	—	—	286,051
Rights(a)	—	$5,802	—	5,802
Short-Term Bank Debt Instruments	—	439,676	—	439,676
Investments Purchased with Cash Collateral From Securities Loaned	369,750	—	—	369,750

Total	$44,180,456	$445,478	—	$44,625,934

Investment Grade Fixed-Income Fund
Agency Pass-Through Securities(a)	—	$7,793,832	—	$7,793,832
Asset-Backed Securities(a)	—	1,235,653	—	1,235,653
Collateralized Mortgage Obligations	—	6,201,600	$10,250	6,211,850
Corporate Bonds
Industrial-Other	—	942,070	59,527	1,001,597
Other(a)	—	18,366,204	—	18,366,204

205	December 31, 2011

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investment Grade Fixed-Income Fund (Continued)
Foreign Government Obligations	—	$1,048,393	—	$1,048,393
Municipal Bonds	—	5,414,851	—	5,414,851
U.S. Government Agency Securities(a)	—	37,952,663	—	37,952,663
Short-Term Securities	—	799,365	—	799,365
Short-Term Bank Debt Instruments	—	67,408	—	67,408

Total	—	$79,822,039	$69,777	$79,891,816

Strategic Alternatives Fund
Exchange-Traded Funds	$15,147,000	—	—	$15,147,000
Agency Pass-Through Securities(a)	—	$9,888,486	—	9,888,486
Asset-Backed Securities	—	347,597	—	347,597
Collateralized Mortgage Obligations(a)	—	784,454	—	784,454
Corporate Bonds(a)	—	17,559,752	—	17,559,752
Municipal Bonds	—	2,026,948	—	2,026,948
Structured Notes	—	16,548,608	—	16,548,608
Short-Term Securities	—	499,976	—	499,976
Short-Term Bank Debt Instruments	—	4,594,274	—	4,594,274

Total	$15,147,000	$52,250,095	—	$67,397,095

U.S. Government Money Fund
Financial Company Commercial Paper	—	$24,993,625	—	$24,993,625
U.S. Agency Bonds(a) Other Commercial Paper	— —	235,636,869 26,178,777	— —	235,636,869 26,178,777
Repurchase Agreements	—	166,000,000	—	166,000,000

Total	—	$452,809,271	—	$452,809,271

Aggressive Growth Allocation Fund
Affiliated Investment Companies	$25,218,843	—	—	$25,218,843
Short-Term Bank Debt Instruments	—	$371,548	—	371,548

Total	$25,218,843	$371,548	—	$25,590,391

Balanced Allocation Fund
Affiliated Investment Companies	$63,982,069	—	—	$63,982,069

Total	$63,982,069	—	—	$63,982,069

Growth & Income Allocation Fund
Affiliated Investment Companies	$68,535,496	—	—	$68,535,496
Short-Term Bank Debt Instruments	—	$100,000	—	100,000

Total	$68,535,496	$100,000	—	$68,635,496

Growth Allocation Fund
Affiliated Investment Companies	$65,663,772	—	—	$65,663,772
Short-Term Bank Debt Instruments	—	$661,482	—	661,482

Total	$65,663,772	$661,482	—	$66,325,254

December 31, 2011	206

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Income & Growth Allocation Fund
Affiliated Investment Companies	$63,974,928	—	—	$63,974,928
Short-Term Bank Debt Instruments	—	$1,100,371	—	1,100,371

Total	$63,974,928	$1,100,371	—	$65,075,299

Income Allocation Fund
Affiliated Investment Companies	$19,842,950	—	—	$19,842,950
Short-Term Bank Debt Instruments	—	$385,745	—	385,745

Total	$19,842,950	$385,745	—	$20,228,695

(a) For detailed descriptions of industry or country, see the accompanying Portfolio of Investments.

OTHER FINANCIAL INSTRUMENTS(a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

CorePlus Fund
Assets
Total Return Swap Contracts	—	$7,726,700	—	$7,726,700
Liabilities
Total Return Swap Contracts	—	(74,385)	—	(74,385)

Total	—	$7,652,315	—	$7,652,315

Extended MarketPlus Fund
Assets
Total Return Swap Contracts	—	$6,524,392	—	$6,524,392
Liabilities
Total Return Swap Contracts	—	(80,773)	—	(80,773)

Total	—	$6,443,619	—	$6,443,619

Frontier Strategy Fund
Assets
Total Return Swap Contracts	—	$466,739	—	$466,739
Liabilities
Total Return Swap Contracts	—	(290,453)	—	(290,453)

Total	—	$176,286	—	$176,286

Investment Grade Fixed-Income Fund
Assets
Futures Contracts	$38,222	—	—	$38,222
TBA Purchase Commitments	—	$19,784,223	—	19,784,223
Liabilities
TBA Purchase Commitments	—	(12,488,751)	—	(12,488,751)

Total	$38,222	$7,295,472	—	$7,333,694

Strategic Alternatives Fund
Assets
Total Return Swap Contracts	—	$608,791	—	$608,791
Liabilities
Total Return Swap Contracts	—	(124,584)	—	(124,584)

Total	—	$484,207	—	$484,207

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, TBA purchase and sale commitments, swap contracts, currency contracts, futures and forward contracts.

207	December 31, 2011

Notes to Financial Statements

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Grade Fixed-Income Fund	Asset-Backed Securities	Corporate Bonds
Balance as of December 31, 2010	$0	$74,028
Accrued discounts/premiums	(158)	61,781
Realized gain/(loss)(a)	(255,860)	—
Change in unrealized appreciation/(depreciation)(a)	247,730	(76,282)
Net purchase/(sales)	—	—
Transfers in and/(out) of Level 3	18,538	—

Balance as of December 31, 2011	$10,250	$59,527

Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2011	$247,730	$(76,282)

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

During the year ended December 31, 2011 there were no significant transfers between Level 1 and Level 2 securities.

For the year ending December 31, 2011, the other Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

December 31, 2011	208

Notes to Financial Statements

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Exchange Contracts: The International Equity Fund may invest in forward foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying

209	December 31, 2011

Notes to Financial Statements

security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. The Funds held no warrants as of December 31, 2011.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. As of December 31, 2011, the Funds held no purchased or written options.

Written option activity for the year ended December 31, 2011 were as follows:

Investment Grade Fixed-Income Fund

	WRITTEN CALL OPTIONS		WRITTEN PUT OPTIONS
	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS
Outstanding as of December 31, 2010	—	—	—	—
Options written	6	$(2,835)	(6)	$3,285
Options expired	—	—	—	—
Exercised or closed	(6)	2,835	6	(3,285)

Outstanding as of December 31, 2011	0	$0	0	$0

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount

December 31, 2011	210

Notes to Financial Statements

invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2011, Investment Grade Fixed-Income Fund had futures contracts outstanding with an unrealized gain of $38,222. The other Funds held no futures contracts at December 31, 2011.

Swap Agreements: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract

211	December 31, 2011

Notes to Financial Statements

provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (“LIBOR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by Forward Management, in accordance with procedures established by the Board of Trustees to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract.

December 31, 2011	212

Notes to Financial Statements

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the year ended December 31, 2011, the CorePlus Fund, the Extended MarketPlus Fund, the Frontier Strategy Fund and the Strategic Alternatives Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. Swap agreements held at December 31, 2011 are disclosed in the Portfolio of Investments. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2011(a):

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITIES DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
CorePlus Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$7,726,700	Unrealized loss on swap contracts	$74,385

Total		$7,726,700		$74,385

Extended MarketPlus Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$6,524,392	Unrealized loss on swap contracts	$80,773

Total		$6,524,392		$80,773

Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$466,739	Unrealized loss on swap contracts	$290,453

Total		$466,739		$290,453

213	December 31, 2011

Notes to Financial Statements

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITIES DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
International Equity Fund
Equity Contracts (Rights)	Investments, at value	$5,802	Investments, at value	—

Total		$5,802		—

Investment Grade Fixed-Income Fund
Interest Rate Contracts (Futures Contracts)	Variation Margin Receivable(b)	$38,222	Variation Margin Payable	—

Total		$38,222		—

Strategic Alternatives Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$608,791	Unrealized loss on swap contracts	$124,584

Total		$608,791		$124,584

(a) For open derivative instruments as of December 31, 2011, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the year ended December 31, 2011 for all Funds.

(b) Includes cumulative appreciation/(depreciation) on futures as reported on the Portfolio of Investments.

The gains/(losses) in the table below are included in the “Net realized gain/(loss) or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2011:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGED IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
CorePlus Fund
Equity Contracts (Option Contracts)	Net realized loss on option contracts	$(290,669)	—
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts	(293,851)	—
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	(10,865,659)	$7,652,315

Total		$(11,450,179)	$7,652,315

Extended MarketPlus Fund
Equity Contracts (Option Contracts)	Net realized loss on option contracts	$(211,552)	—
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts	(578,847)	—
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	(12,566,747)	$6,836,757

Total		$(13,357,146)	$6,836,757

Frontier Strategy Fund
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	$1,078,109	$(1,512,200)
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized depreciation on swap contracts	(13,249,655)	(329,752)

Total		$(12,171,546)	$(1,841,952)

International Equity Fund
Equity Contracts (Rights)	Net realized gain on investments/Net change in unrealized appreciation on investments	$50,184	$5,802
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts	29,573	—

Total		$79,757	$5,802

December 31, 2011	214

Notes to Financial Statements

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGED IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Investment Grade Fixed-Income Fund
Interest Rate Contracts (Option Contracts)	Net realized gain on option contracts	$6,120	—
Interest Rate Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	113,249	$37,747

Total		$119,369	$37,747

Strategic Alternatives Fund
Equity Contracts (Option Contracts)	Net realized loss on option contracts	$(175,097)	—
Equity Contracts (Swap Contracts)	Net realized loss on swap contracts/Net change in unrealized appreciation on swap contracts	(2,116,686)	$238,533

Total		$(2,291,783)	$238,533

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Frontier Strategy Fund and International Equity Fund; quarterly for the Aggressive Growth Allocation Fund, CorePlus Fund, Extended MarketPlus Fund, Growth Allocation Fund, Growth & Income Allocation Fund and the Strategic Alternatives Fund; monthly for the Balanced Allocation Fund, High Yield Bond Fund, Income Allocation Fund, Income & Growth Allocation Fund and Investment Grade Fixed-Income Fund; and declared daily and paid monthly for the U.S. Government Money Fund. Effective January 1, 2012, the CorePlus Fund, Extended MarketPlus Fund and the Strategic Alternatives Fund, will declare and pay dividend from net investment income, if any, annually. For all Funds, net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for

215	December 31, 2011

Notes to Financial Statements

Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1), shareholder services and/or administrative services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2011 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2011, based on each Fund’s average daily net assets:

FUND	ADVISORY FEE
Underlying Funds

CorePlus Fund	0.45%(a)

Extended MarketPlus Fund	0.60%

Frontier Strategy Fund	0.85%

December 31, 2011	216

Notes to Financial Statements

FUND	ADVISORY FEE
High Yield Bond Fund	0.25%(b)

International Equity Fund	0.55%

Investment Grade Fixed-Income Fund	0.25%(c)

Strategic Alternatives Fund	0.70%

U.S. Government Money Fund	0.08%

Allocation Funds

Aggressive Growth Allocation Fund	0.10%(d)

Balanced Allocation Fund	0.10%(d)

Growth & Income Allocation Fund	0.10%(d)

Growth Allocation Fund	0.10%(d)

Income & Growth Allocation Fund	0.10%(d)

Income Allocation Fund	0.10%(d)

(a) Effective January 20, 2011, Forward Management assumed direct management responsibility of the Fund.

(b) Prior to May 1, 2011, the Forward High Yield Bond Fund paid an annual advisory fee of 0.36% on the Fund’s average daily net assets.

(c) Prior to May 1, 2011, the Forward Investment Grade Fixed-Income Fund paid an annual advisory fee of 0.33% on the Fund’s average daily net assets.

(d) Forward Management has contractually agreed to waive its investment management fee and reimburse the Allocation Funds’ transfer agent fees until April 30, 2012. The waivers for the investment management fees and the transfer agent fees are reflected in the Statement of Operations.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Allocation Funds to enter into a special servicing agreement with the Underlying Funds under which the Underlying Funds will pay the expenses of the Allocation Funds (other than the Allocation Funds’ direct management fees, distribution and service fees, and administrative services fees) to the extent that the Underlying Funds derive additional financial and other benefits as a result of investments from the Allocation Funds. None of the expenses incurred by the Allocation Funds for the year ended December 31, 2011 were paid by the Underlying Funds.

Sub-Advisors: The High Yield Bond Fund, the International Equity Fund and the Investment Grade Fixed-Income Fund are sub-advised by a sub-advisor (each a “Sub-Advisor” and, collectively, the “Sub-Advisors”), researched and recommended by Forward Management. During the year ended December 31, 2011, the Funds paid the Sub-Advisors a fee based on the average daily net assets aggregated across all the classes of each Fund as set forth below. The following are the annual fees which are accrued daily and paid monthly.

FUND	SUB-ADVISORY FEE
High Yield Bond Fund	0.25%

International Equity Fund	0.45% on assets up to and including $500 million 0.425% on assets over $500 million up to and including $1 billion 0.40% on assets over $1 billion

Investment Grade Fixed-Income Fund	0.25%

Prior to January 20, 2011, the CorePlus Fund (previously known as the “Forward Large Cap Growth Fund”) and Forward Management had an Investment Sub-Advisory Agreement with Smith Asset Management Group (“Smith Asset Group” or “Sub-Advisor”). Pursuant to this agreement, the Sub-Advisor provided investment sub-advisory services to Forward Management and was entitled to receive a fee from the Fund calculated daily and payable monthly at the following annual rate of 0.40% on net assets. Effective January 20, 2011, Smith Asset ceased serving as the

217	December 31, 2011

Notes to Financial Statements

Fund’s Sub-Advisor and Forward Management assumed direct management responsibility of the Fund. The termination of Smith Asset Group as Sub-Advisor to the Fund resulted in a reduction in the total annual advisory fee rate paid by the Fund from 0.70% to 0.45% of the average daily net assets of the Fund. Prior to January 20, 2011, Smith Asset Group the Sub-Advisor for the CorePlus Fund was paid a base fee (“Base Rate”) of 0.25% plus a performance component (“Performance Adjustment”). The Performance Adjustment rate will increase or decrease proportionately to the difference in performance (the “Performance Difference”) between the Fund and its benchmark index.

Prior to January 20, 2011, with regard to the CorePlus Fund, to the extent that the Performance Difference between the Fund and the S&P 500/Citigroup Growth Index fell within a “null zone” that is equal to plus 100 basis points (1.00%) or minus 100 basis points (-1.00%), the Performance Adjustment rate was zero and there was not a Performance Adjustment. The Performance Adjustment rate could not exceed an absolute value of 15 basis points (0.15%) and the maximum Performance Adjustment rate could not be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Sub-Advisor was 10 basis points (0.10%) and the maximum possible annual fee was 40 basis points (0.40%). Following were the fees:

FUND	BASE SUB- ADVISORY FEE	PERFORMANCE FEE ADJUSTMENT RATE	PERFORMANCE DIFFERENCE
CorePlus Fund	0.25%	+/-0.15%	1.00%

During the year ended December 31, 2011, the Funds’ Sub-Advisory fees were adjusted in accordance with the policy described above as follows:

FUND	BASE SUB- ADVISORY FEE	PERFORMANCE FEE ADJUSTMENT RATE	SUB-ADVISORY FEE
CorePlus Fund	$7,730	$(1,004)	$6,726

Expense Limitations: Forward Management has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses, through the dates indicated to the annual expense ratio rates stated below. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Pursuant to these agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Funds have entered into an agreement to reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management pursuant to the terms described above, as shown in the table below:

FUND	INVESTOR CLASS	INSTITUTIONAL CLASS	CLASS Z	END DATE
International Equity Fund (a)	1.82%	1.42%	1.32%	April 30, 2012

(a) Prior to May 1, 2011, Forward Management had no contractual obligation to waive any portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Investor Class and Class Z shares’ operating expenses.

For the year ended December 31, 2011, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
International Equity Fund
Investor Class	$2,613	$0	$2,613
Institutional Class	6,783	0	6,783
Class Z	24,539	0	24,539

As of December 31, 2011, the balances of recoupable expenses for the Fund were as follows:

FUND	2011	TOTAL
International Equity Fund
Investor Class	$2,613	$2,613
Institutional Class	6,783	6,783
Class Z	24,539	24,539

December 31, 2011	218

Notes to Financial Statements

Effective April 4, 2011, in an attempt to enhance the yield of the U.S. Government Money Fund, Forward Management, the Fund’s investment advisor, has agreed to waive its management fee to the extent necessary in order to maintain the Fund’s (or class thereof, as applicable) current yield at or above 0.01% (1 basis point). Any such waiver of the management fee is voluntary and may be revised or terminated by Forward Management at any time without notice. There is no guarantee that the Fund will be able to maintain a current yield at or above 0.01%. For the year ended December 31, 2011, the management fee waivers were $178,988.

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to the Allocation Funds (except the Income Allocation Fund), up to 0.25% of the Fund’s average daily net assets attributable to Class A shares of the U.S. Government Money Fund and the Income Allocation Fund, and up to 0.75% of each Fund’s average daily net assets attributable to Class C shares.

The Funds have adopted Shareholder Services Plans (the “Shareholder Services Plans”) with respect to the Investor Class shares of each Fund (with the exception of the Frontier Strategy Fund and the Strategic Alternatives Fund). Pursuant to the Shareholder Services Plans, the Trust will pay independent service organizations who provide administrative and support services. The amounts payable to service organizations under the Shareholder Services Plans for these expenses on an annual basis is up to 0.25% of the average daily net assets of each Fund attributable to Investor Class shares, provided, however, that no Fund shall directly or indirectly pay any distribution-related amounts that will be allocated under the Funds’ Distribution and Shareholder Services Plans.

The Frontier Strategy Fund and the Strategic Alternatives Fund have adopted Shareholder Services Plans that may be used to pay Shareholder Servicing fees at an annual rate of up to 0.15% of each Fund’s average daily net assets attributable to Investor Class and Class M shares. The other Funds (except the Allocation Funds) have adopted Shareholder Services Plans that may be used to pay Shareholder Servicing fees at an annual rate of up to 0.10% of each Fund’s average daily net assets attributable to Institutional Class shares and up to 0.25% of the Fund’s average daily net assets attributable to Class C shares.

The Board may temporarily reduce and/or eliminate the payment of Rule 12b-1 fees with respect to the U.S. Government Money Fund to assist the U.S. Government Money Fund’s efforts to maintain a $1.00 NAV per share. Any reduction and/or elimination of the U.S. Government Money Fund’s Rule 12b-1 fees may be reinstated by the Board at any time. Effective April 1, 2009, the Board of Trustees temporarily eliminated Rule 12b-1 fees for the Investor Class, Class A and Class C shares of the U.S. Government Money Fund, and the Shareholder Services fees for the Investor Class and Class C shares of the Fund.

U.S. Government Money Fund Administrative Plan: The U.S. Government Money Fund has adopted an Administrative Plan with respect to its Institutional Class, Investor Class, Class A and Class C shares. Pursuant to the Administrative Plan, the U.S. Government Money Fund will pay Forward Management for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The amount payable to Forward Management is up to 0.15% of the average daily net assets of the Institutional Class shares, Investor Class shares, Class A shares and Class C shares of the Fund, respectively; provided, however, that the Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares, Class A shares or Class C shares that will be allocated under the Fund’s Distribution and Shareholder Services Plans or any non-distribution related

219	December 31, 2011

Notes to Financial Statements

amounts for the Investor Class shares that will be allocated under the Fund’s Administrative Plan. Effective May 1, 2011, Forward Management voluntarily waived the Administrative Plan fees totaling 0.15% of the average daily net assets of the Institutional Class, Investor Class, Class A and Class C shares of the U.S. Government Money Fund.

Prior to May 1, 2011, the U.S. Government Money Fund’s Administrative Plan amount payable to Forward Management was up to 0.25% of the average daily net assets of the Institutional Class shares, Investor Class shares, Class A shares and Class C shares of the Fund, respectively; provided, however, that the Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares, Class A shares or Class C shares that will be allocated under the Fund’s Distribution and Shareholder Services Plans or any non-distribution related amounts for the Investor Class shares that will be allocated under the Fund’s Administrative Plan. During the period January 1, 2011 to April 30, 2011, Forward Management voluntarily waived the Administrative Plan fees totaling 0.25% of the average daily net assets of the Institutional Class, Investor Class, Class A and Class C shares of the U.S. Government Money Fund.

The expenses of the Funds’ Distribution Plans, Shareholder Services Plan and Administrative Plan are reflected as distribution and shareholder service fees and administrative fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

BBH is the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2011, there were five Trustees and two Advisory Board members, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trust, on behalf of the Funds pays each Independent Trustee and Advisory Board Member a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 each for attendance at a special telephonic meeting and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, Independent Trustees and Advisory Board members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

Effective January 1, 2012, Trustee and Advisory Board member compensation will be as follows: The Funds will pay each Independent Trustee and Advisory Board Member a retainer fee in the amount of $35,000 per year, $12,500 each per regular meeting for attendance in person, $9,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting, and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $10,000, $10,000 and $7,500, respectively per year. The interested Trustee will receive no compensation from the Funds. In addition, Independent Trustees and Advisory

December 31, 2011	220

Notes to Financial Statements

Board members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2011, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
CorePlus Fund
Investor	National Financial Services, LLC	75.19%
	Equity Trust Co.	5.53%

Institutional	The Washington Trust Co.	35.85%
	Charles Schwab & Co., Inc.	12.69%
	National Financial Services, LLC	8.27%
	Bridgewater Savings Bank	6.59%

Class Z	Brown Brothers Harriman & Co.	100.00%

Extended MarketPlus Fund
Investor	National Financial Services, LLC	39.62%
	E*Trade Clearing, LLC	18.88%
	Equity Trust Co.	9.49%
	MG Trust Co.	5.33%
	Trust Company of Stern Agee & Leech	5.31%

Institutional	Maril & Co.	63.93%
	JP Morgan	20.92%
	Charles Schwab & Co., Inc.	6.94%
Class C	First Clearing, LLC	62.21%
	Charles Schwab & Co., Inc.	15.57%
	Pershing, LLC	11.46%
	LPL Financial Services	8.33%

Class Z	Brown Brothers Harriman & Co.	100.00%

Frontier Strategy Fund
Investor	Sutton Place Associates, LLC(a)	59.98%
	National Financial Services, LLC	26.03%
	Charles Schwab & Co., Inc.	6.37%

Institutional	Charles Schwab & Co., Inc.	54.38%
	Maril & Co.	19.68%
	TD Ameritrade, Inc.	9.87%
	JP Morgan	7.66%

Class M	Colorado State Bank & Trust	100.00%

Class Z	Brown Brothers Harriman & Co.	100.00%

221	December 31, 2011

Notes to Financial Statements

FUND	NAME	PERCENTAGE
High Yield Bond Fund
Investor	National Financial Services, LLC	61.53%
	E*Trade Clearing, LLC	5.86%
	Princor Financial Services	5.60%
	Colorado State Bank & Trust	5.17%

Institutional	Charles Schwab & Co., Inc.	39.71%
	Steph & Co.	14.17%
	Mitra & Co.	13.46%
	National Financial Services, LLC	11.30%
	Maril & Co.	7.57%

Class C	First Clearing, LLC	42.52%
	Pershing, LLC	14.24%
	LPL Financial Services	13.45%
	FSC Securities Corp.	9.08%
	National Financial Services, LLC	8.72%
	Merrill Lynch Pierce Fenner & Smith	6.50%

Class Z	Brown Brothers Harriman & Co.	100.00%

International Equity Fund
Investor	National Financial Services, LLC	60.66%
	Frontier Trust Company	14.31%
	Equity Trust Co.	6.75%
	Charles Schwab & Co., Inc.	6.43%

Institutional	The Washington Trust Co.	38.23%
	Charles Schwab & Co., Inc.	15.44%
	National Financial Services, LLC	12.94%

Class Z	Brown Brothers Harriman & Co.	100.00%

Investment Grade Fixed-Income Fund
Investor	National Financial Services, LLC	59.29%
	Pershing, LLC	18.94%
	Trust Company of Stern Agee & Leech	6.30%

Institutional	The Washington Trust Co.	41.98%
	LPL Financial Services	27.66%
	Fintegra Financial Solutions	5.82%
	Charles Schwab & Co., Inc.	5.28%

Class Z	Brown Brothers Harriman & Co.	100.00%

Strategic Alternatives Fund
Investor	Charles Schwab & Co., Inc.	62.84%
	National Financial Services, LLC	32.63%

Institutional	Maril & Co.	64.89%
	JP Morgan	20.18%
	Home Federal Bank	5.74%

Class Z	Brown Brothers Harriman & Co.	100.00%
U.S. Government Money Fund
Investor	Trust Company of Stern Agee & Leech	58.45%
	MSCS Financial Services Trust	17.35%
	CapitalQuest Securities, Inc.	9.45%

Institutional	Zions First National Bank Corp.	43.28%
	Trust Company of Stern Agee & Leech	33.22%
	The Washington Trust Co.	6.75%

Class A	Pershing, LLC	20.04%
	Securities America	7.68%

Class C	Pershing, LLC	54.51%
	Morgan Stanley	7.50%
	LPL Financial Services	5.14%

Class Z	Zions First National Bank Corp.	85.30%
	The Washington Trust Co.	14.20%

Aggressive Growth Allocation Fund
Investor	Equity Trust Co.	36.04%
	National Financial Services, LLC	23.90%
	MG Trust Co.	9.91%
	Bankedco & Co.	9.44%
	Trust Company of Stern Agee & Leech	5.33%

Institutional	HillsTrust	20.59%
	National Financial Services, LLC	15.61%
	SEI Private Trust Co.	8.12%
	Reliance Trust Co.	7.30%
	Trust Company of Stern Agee & Leech	6.82%
	Primevest Financial Services	5.29%

Class A	Pershing, LLC	30.18%
	Charles Schwab & Co., Inc.	18.72%

Class C	Pershing, LLC	35.66%
	National Financial Services, LLC	9.39%
	LPL Financial Services	7.94%
	The First Company	5.56%
	Peoples Bank Asset Management & Trust Services	5.48%

Balanced Allocation Fund
Investor	Charles Schwab & Co., Inc.	21.93%
	Equity Trust Co.	21.67%
	Bankedco & Co.	16.08%
	MG Trust Co.	7.51%
	Trust Company of Stern Agee & Leech	6.50%

December 31, 2011	222

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Balanced Allocation Fund (continued)
Institutional	Orrstown Bank	31.92%
	Baylake Bank Trust Department	11.18%
	Bank of Edwardsville	10.78%
	National Financial Services, LLC	9.15%
	Reliance Trust Co.	6.82%
	The Washington Trust Co.	6.23%
	Brown Brothers Harriman & Co.	5.25%

Class A	Pershing, LLC	38.92%
	Charles Schwab & Co., Inc.	18.36%
	LPL Financial Services	8.19%

Class C	Pershing, LLC	17.97%
	Peoples Bank	14.14%
	Peoples Bank Asset Management & Trust Services	12.84%
	Charles Schwab & Co., Inc.	8.28%
	The First Company	5.47%

Growth & Income Allocation Fund
Investor	National Financial Services, LLC	18.71%
	Bankedco & Co.	11.41%
	Charles Schwab & Co., Inc.	6.37%
	Colorado State Bank & Trust	6.06%
	Baylake Bank Trust Department	5.37%

Institutional	Orrstown Bank	20.55%
	The Washington Trust Co.	17.10%
	Reliance Trust Co.	10.02%
	Pershing, LLC	7.24%
	HillsTrust	6.77%
	National Financial Services, LLC	6.76%

Class A	Pershing, LLC	40.40%
	Charles Schwab & Co., Inc.	21.12%

Class C	National Financial Services, LLC	22.27%
	Pershing, LLC	20.00%
	Charles Schwab & Co., Inc.	8.21%
	The First Company	5.55%

Growth Allocation Fund
Investor	National Financial Services, LLC	20.45%
	Baylake Bank Trust Department	16.83%
	Equity Trust Co.	15.55%
	Trust Company of Stern Agee & Leech	11.03%
	Bankedco & Co.	6.82%
	Charles Schwab & Co., Inc.	5.27%
Institutional	The Washington Trust Co.	20.43%
	National Financial Services, LLC	16.14%
	Orrstown Bank	10.86%
	Reliance Trust Co.	5.04%

Class A	Pershing, LLC	45.21%
	National Financial Services, LLC	7.52%
	Charles Schwab & Co., Inc.	7.23%

Class C	Pershing, LLC	27.32%
	National Financial Services, LLC	14.44%
	Primevest Financial Services	5.71%

Income & Growth Allocation Fund
Investor	National Financial Services, LLC	25.34%
	Equity Trust Co.	16.35%
	MG Trust Co.	12.37%
	Trust Company of Stern Agee & Leech	11.10%
	Baylake Bank Trust Department	7.44%
	Charles Schwab & Co., Inc.	5.69%
	Randy L. Copus & Associates, LLC	5.27%

Institutional	Reliance Trust Co.	64.28%
	Orrstown Bank	21.71%

Class A	Pershing, LLC	38.64%
	Charles Schwab & Co., Inc.	13.99%
	Stifel Nicolaus & Co.	5.07%

Class C	Pershing, LLC	20.45%
	Peoples Bank Asset Management & Trust Services	15.10%
	The First Company	13.90%
	Frandsen Bank & Trust	10.44%

Income Allocation Fund
Investor	National Financial Services, LLC	39.81%
	Equity Trust Co.	22.89%
	Trust Company of Stern Agee & Leech	13.15%
	Bankedco & Co.	5.32%

Institutional	Orrstown Bank	32.65%
	Creve & Co.	11.00%
	National Financial Services, LLC	9.73%
	First Security Bank	8.78%
	The Washington Trust Co.	5.62%
	Brown Brothers Harriman & Co.	5.19%

223	December 31, 2011

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Income Allocation Fund (continued)
Class A	Pershing, LLC	48.46%
	Charles Schwab & Co., Inc.	22.22%
	RBC Capital Markets, LLC	11.48%
	LPL Financial Services	6.76%

Class C	Pershing, LLC	31.49%
	Peoples Bank Asset Management & Trust Services	24.19%
	Peoples Bank	11.46%
	National Financial Services, LLC	7.31%
	Charles Schwab & Co., Inc.	6.51%

(a) Sutton Place Associates, LLC is an entity under common control with Forward Management.

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2011, excluding U.S. Government Obligations, short-term investments and short sales were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Underlying Funds
CorePlus Fund	$188,915,250	$236,347,729
Extended MarketPlus Fund	37,906,197	107,396,057
Frontier Strategy Fund	86,523,615	141,971,797
High Yield Bond Fund	471,214,355	432,496,665
International Equity Fund	45,484,887	73,253,239
Investment Grade Fixed-Income Fund	80,341,352	98,353,101
Strategic Alternatives Fund	108,390,187	129,133,564
Allocation Funds
Aggressive Growth Allocation Fund	41,545,243	64,976,374
Balanced Allocation Fund	78,798,049	131,069,958
Growth & Income Allocation Fund	72,821,805	105,678,592
Growth Allocation Fund	74,014,111	104,790,139
Income & Growth Allocation Fund	65,897,598	61,696,025
Income Allocation Fund	7,950,000	11,030,091

Investment transactions in U.S. Government Obligations for the year ended December 31, 2011 were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
CorePlus Fund	$52,258,810	$19,043,711
Extended MarketPlus Fund	9,934,365	30,988,938
Frontier Strategy Fund	4,319,822	0
Investment Grade Fixed-Income Fund	53,040,819	61,633,611
Strategic Alternatives Fund	4,350,128	300,000

December 31, 2011	224

Notes to Financial Statements

9. Tax Basis Information

Reclassifications: At December 31, 2011, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/(DECREASE) PAID IN-CAPITAL	INCREASE/(DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Underlying Funds
CorePlus Fund	$7,565,469	$(236,308)	$(7,329,161)
Extended MarketPlus Fund	(4,395,809)	(950,770)	5,346,579
Frontier Strategy Fund	(11,319,720)	(374,132)	11,693,852
High Yield Bond Fund	—	—	—
International Equity Fund	—	124,278	(124,278)
Investment Grade Fixed-Income Fund	(1)	287,078	(287,077)
Strategic Alternatives Fund	(23,867)	466,834	(442,967)
U.S. Government Money Fund	—	—	—
Allocation Funds
Aggressive Growth Allocation Fund	—	$4,066	$(4,066)
Balanced Allocation Fund	—	5,329	(5,329)
Growth & Income Allocation Fund	$3,638	5,699	(9,337)
Growth Allocation Fund	—	6,799	(6,799)
Income & Growth Allocation Fund	—	1,840	(1,840)
Income Allocation Fund	—	—	—

Included in the amounts reclassified were net operating losses offset to Paid In-Capital:

FUND	AMOUNT
CorePlus Fund	$6,264,192
Extended MarketPlus Fund	2,793,987
Frontier Strategy Fund	11,319,720

Tax Basis of Investments: As of December 31, 2011, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Underlying Funds
CorePlus Fund	$109,090,409	$502,830	$(204,179)	$298,651
Extended MarketPlus Fund	95,749,543	440,327	(137,653)	302,674
Frontier Strategy Fund	74,808,870	647,818	(3,654,848)	(3,007,030)
High Yield Bond Fund	144,525,422	3,252,421	(3,831,802)	(579,381)
International Equity Fund	42,203,825	6,241,988	(3,819,879)	2,422,109
Investment Grade Fixed-Income Fund	85,856,813	4,064,537	(10,029,534)	(5,964,997)
Strategic Alternatives Fund	70,015,060	264,785	(2,882,750)	(2,617,965)
U.S. Government Money Fund	452,809,271	—	—	—

225	December 31, 2011

Notes to Financial Statements

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Allocation Funds
Aggressive Growth Allocation Fund	$26,504,101	$776,047	$(1,689,757)	$(913,710)
Balanced Allocation Fund	61,438,412	5,279,961	(2,736,304)	2,543,657
Growth & Income Allocation Fund	70,300,240	2,800,778	(4,465,522)	(1,664,744)
Growth Allocation Fund	70,030,342	1,806,203	(5,511,291)	(3,705,088)
Income & Growth Allocation Fund	65,687,028	2,154,732	(2,766,461)	(611,729)
Income Allocation Fund	19,930,104	608,070	(309,479)	298,591

Capital Losses: As of December 31, 2011 the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

FUND	EXPIRING IN 2013	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018
Underlying Funds
CorePlus Fund(a)	—	—	—	$22,724,959	$15,450,270	—
Extended MarketPlus Fund	—	—	—	—	18,964,145	—
High Yield Bond Fund	—	—	—	1,992,838	834,501	—
International Equity Fund	—	—	—	8,181,882	68,399,407	—
Investment Grade Fixed-Income Fund(a)	$744,945	$739,784	$405,644	1,874,984	—	$7,105,148
Strategic Alternatives Fund	—	—	—	—	—	10,496,197
U.S. Government Money Fund	—	—	—	—	12,772	—
Allocation Funds
Income Allocation Fund	—	$52,769	$90,492	$207,103	$32,036	—

Capital loss carryovers used during the period ended December 31, 2011, were:

FUND	AMOUNT
Underlying Funds
CorePlus Fund	$5,872,376
International Equity Fund	5,510,675
Investment Grade Fixed-Income Fund	2,001,188
Strategic Alternatives Fund	3,437,250
U.S. Government Money Fund	2,081

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Post-Enactment Capital Losses*

Capital losses deferred to next tax year were as follows:

FUND	SHORT-TERM	LONG-TERM
Underlying Funds
Extended MarketPlus Fund	$9,251,037	$1,153,615
Frontier Strategy Fund	1,523,632	—
High Yield Bond Fund	155,907	—

December 31, 2011	226

Notes to Financial Statements

FUND	SHORT-TERM	LONG-TERM
Allocation Funds
Aggressive Growth Allocation Fund	$1,017,293	$4,791,565
Balanced Allocation Fund	2,505,651	7,197,882
Growth & Income Allocation Fund	1,914,920	7,437,138
Growth Allocation Fund	2,073,756	7,788,700
Income & Growth Allocation Fund	1,593,215	474,545
Income Allocation Fund	24,526	335,697

The Fund elects to defer to the period ending December 31, 2012, capital losses recognized during the period November 1, 2011—December 31, 2011 in the amount of:

FUND	AMOUNT
Underlying Funds
Extended MarketPlus Fund	$299,673
Frontier Strategy Fund	288,073
High Yield Bond Fund	1,000,860
International Equity Fund	268,725
Strategic Alternatives Fund	56,265
Allocation Funds
Aggressive Growth Allocation Fund	$26,170
Balanced Allocation Fund	15,611
Growth & Income Allocation Fund	25,272
Growth Allocation Fund	71,086
Income Allocation Fund	210,779

* Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

(a) Subject to limitations under §382 of the Code.

Tax Basis of Distributable Earnings: At December 31, 2011 the following components of accumulated earnings on a tax basis were as follows:

	COREPLUS FUND	EXTENDED MARKETPLUS FUND	FRONTIER STRATEGY FUND	HIGH YIELD BOND FUND
Post-October losses	—	$(299,673)	$(288,073)	$(1,000,860)
Accumulated capital loss Carryforwards	$(38,175,229)	(29,368,797)	(1,523,632)	(2,983,246)
Undistributed ordinary income	—	—	8	20,712
Net unrealized appreciation/(depreciation) on swap contracts	7,652,315	6,443,619	176,286	—
Net unrealized appreciation/(depreciation) on investments	298,651	302,674	(3,007,030)	(579,381)

Total distributable earnings	$(30,224,263)	$(22,922,177)	$(4,642,441)	$(4,542,775)

	INTERNATIONAL EQUITY FUND	INVESTMENT GRADE FIXED-INCOME	STRATEGIC ALTERNATIVES FUND	U.S. GOVERNMENT MONEY FUND
Post-October losses	$(268,725)	—	$(56,265)	—
Accumulated capital loss Carryforwards	(76,581,289)	$(10,870,505)	(10,496,197)	$(12,772)
Undistributed ordinary income	692,840	22,382	41,996	901
Net unrealized appreciation/(depreciation) on investments of F/X/ swap contracts/futures contracts/derivatives	1,082	85,569	484,207	—
Net unrealized appreciation/(depreciation) on investments	2,422,109	(5,964,997)	(2,617,965)	—
Other cumulative effect of timing differences	1	145,858	—	—

Total distributable earnings	$(73,733,982)	$(16,581,693)	$(12,644,224)	$(11,871)

227	December 31, 2011

Notes to Financial Statements

	AGGRESSIVE GROWTH ALLOCATION FUND	BALANCED ALLOCATION FUND	GROWTH & INCOME ALLOCATION FUND	GROWTH ALLOCATION FUND
Post-October losses	$(26,170)	$(15,611)	$(25,272)	$(71,086)
Accumulated capital loss Carryforwards	(5,808,858)	(9,703,533)	(9,352,058)	(9,862,456)
Undistributed ordinary income	4,381	8,396	6,079	9,131
Net unrealized appreciation/(depreciation) on investments	(913,710)	2,543,657	(1,664,744)	(3,705,088)

Total distributable earnings	$(6,744,357)	$(7,167,091)	$(11,035,995)	$(13,629,499)

	INCOME & GROWTH ALLOCATION FUND	INCOME ALLOCATION FUND
Post-October losses	—	$(210,779)
Accumulated capital loss Carryforwards	$(2,067,760)	(742,623)
Undistributed ordinary income	9,993	5,780
Net unrealized appreciation/(depreciation) on investments	(611,729)	298,591

Total distributable earnings	$(2,669,496)	$(649,031)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2011, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	RETURN OF CAPITAL
Underlying Funds
CorePlus Fund	$591,261	—	—
Extended MarketPlus Fund	—	—	$947,065
Frontier Strategy Fund	88,104	$97,583	—
High Yield Bond Fund	10,550,501	—	—
International Equity Fund	1,637,056	—	—
Investment Grade Fixed-Income Fund	3,698,043	—	—
Strategic Alternatives Fund	309,986	—	—
U.S. Government Money Fund	76,408	—	—
Allocation Funds
Aggressive Growth Allocation Fund	$368,662	$426,405	—
Balanced Allocation Fund	2,765,864	1,320,726	—
Growth & Income Allocation Fund	1,582,901	298,824	—
Growth Allocation Fund	981,169	3,673,503	—
Income & Growth Allocation Fund	2,414,118	52,764	—
Income Allocation Fund	965,767	—	—

The tax character of distributions paid for the year ended December 31, 2010, were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	RETURN OF CAPITAL
Underlying Funds
CorePlus Fund	$571,296	—	—
Extended MarketPlus Fund	25,762,809	—	—
Frontier Strategy Fund	12,106,778	$1,103,366	—
High Yield Bond Fund	8,653,288	—	—
International Equity Fund	1,774,927	—	—
Investment Grade Fixed-Income Fund	4,394,283	—	—
Strategic Alternatives Fund	1,820,156	—	$204,367
U.S. Government Money Fund	486,821	—	—

December 31, 2011	228

Notes to Financial Statements

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	RETURN OF CAPITAL
Allocation Funds
Aggressive Growth Allocation Fund	$2,318,721	—	—
Balanced Allocation Fund	5,753,673	—	—
Growth & Income Allocation Fund	5,068,623	—	—
Growth Allocation Fund	4,875,642	—	—
Income & Growth Allocation Fund	2,612,133	—	—
Income Allocation Fund	855,577	—	—

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies”, (PFICs). The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and may be required to include in distributable income to shareholders any such mark-to-market gains.

10. Affiliated Companies

Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investment of each Allocation Fund in affiliated investment companies for the year ending December 31, 2011 were as follows:

Aggressive Growth Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES		GROSS SALES		ENDING SHARES	VALUE 12/31/11	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(g)
Forward Funds — Class Z shares
Forward CorePlus Fund	96,202	1,028,198	(a)	(575,894)		548,506	$13,624,889	$64,457	$(1,602,814)
Forward Extended MarketPlus Fund	311,908	395,164		(627,905)		79,167	1,941,163	—	238,268
Forward Frontier Strategy Fund	417,670	24,361		(254,502)		187,529	1,860,285	—	(237,235)
Forward International Equity Fund	1,183,509	229,809		(957,520)		455,798	6,148,717	230,031	(3,775,028)
Forward Large Cap Value Fund	150,374	57,274		(207,648	)(a)	—	—	—	4,064
Forward Strategic Alternatives Fund	228,796	4,574		(176,065)		57,305	620,045	3,326	(174,385)
Forward Funds — Institutional Class shares
Forward Emerging Markets Fund	535,107	38,231		(535,107)		38,231	373,130	25,017	(483,204)
Forward Select EM Dividend Fund	—	134,651		(101,252)		33,399	650,614	55,416	(417,202)

Total							$25,218,843	$378,247	$(6,447,536)

229	December 31, 2011

Notes to Financial Statements

Balanced Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES		GROSS SALES		ENDING SHARES	VALUE 12/31/11	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(g)
Forward Funds — Class Z shares
Forward Commodity Long/Short Strategy Fund	—	450,728		(318,713)		132,015	$3,568,370	$70,880	$232,212
Forward CorePlus Fund	288,427	1,357,667	(b)	(849,906)		796,188	19,777,315	132,438	(2,617,055)
Forward Extended MarketPlus Fund	357,602	119,532		(385,927)		91,207	2,236,402	—	529,954
Forward Frontier Strategy Fund	1,466,413	787		(1,144,238)		322,962	3,203,776	—	(1,239,538)
Forward High Yield Bond Fund	798,735	1,349,661		(955,802)		1,192,594	11,556,245	1,108,367	(844,315)
Forward International Equity Fund	737,620	310,426		(560,661)		487,385	6,574,816	245,972	(3,700,106)
Forward Investment Grade Fixed-Income Fund	2,656,279	864,873		(2,500,197)		1,020,955	11,526,573	826,450	(1,329,042)
Forward Large Cap Value Fund	421,453	200,458		(621,911	)(b)	—	—	—	5,318
Forward Mortgage Securities Fund(f)	859,044	7,402		(866,446)		—		35,128	736,069
Forward Strategic Alternatives Fund	539,059	180,260		(424,940)		294,379	3,185,185	17,449	(371,477)
Forward Funds — Institutional Class shares
Forward EM Corporate Debt Fund	—	269,587		(115,942)		153,645	1,388,949	256,351	(26,237)
Forward Emerging Markets Fund	576,615	40,507		(578,996)		38,126	372,113	24,948	(665,014)
Forward Select EM Dividend Fund	—	121,382		(90,975)		30,407	592,325	51,296	(366,795)

Total							$63,982,069	$2,769,279	$(9,656,026)

Growth & Income Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES		GROSS SALES		ENDING SHARES	VALUE 12/31/11	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(g)
Forward Funds — Class Z shares
Forward Commodity Long/Short Strategy Fund	—	405,180		(265,483)		139,697	$3,776,016	$69,985	$225,316
Forward CorePlus Fund	313,889	1,279,111	(c)	(613,692)		979,308	24,326,006	111,390	(2,335,052)
Forward Extended MarketPlus Fund	374,498	61,982		(339,237)		97,243	2,384,402	—	310,910
Forward Frontier Strategy Fund	1,634,873	891		(1,269,488)		366,276	3,633,462	—	(1,096,756)
Forward High Yield Bond Fund	518,677	1,230,979		(739,712)		1,009,944	9,786,361	820,895	(781,121)
Forward International Equity Fund	651,259	465,154		(511,856)		604,557	8,155,480	305,106	(5,067,330)
Forward Investment Grade Fixed-Income Fund	1,747,062	888,775		(1,729,609)		906,228	10,231,319	540,505	(1,284,251)
Forward Large Cap Value Fund	456,338	171,821		(628,159	)(c)	—	—	—	5,698
Forward Mortgage Securities Fund(f)	563,634	—		(563,634)		—	—	—	524,725
Forward Strategic Alternatives Fund	473,927	15,650		(154,658)		334,919	3,623,818	18,216	(162,597)
Forward Funds — Institutional Class shares
Forward EM Corporate Debt Fund	—	176,917		(42,517)		134,400	1,214,973	213,396	(4,676)
Forward Emerging Markets Fund	606,087	43,692		(606,087)		43,692	426,434	28,591	(533,136)
Forward Select EM Dividend Fund	—	136,917		(86,751)		50,166	977,225	65,406	(413,832)

Total							$68,535,496	$2,173,490	$(10,612,102)

December 31, 2011	230

Notes to Financial Statements

Growth Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES		GROSS SALES		ENDING SHARES	VALUE 12/31/11	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(g)
Forward Funds — Class Z shares
Forward Commodity Long/Short Strategy Fund	—	295,399		(167,640)		127,759	$3,453,321	$64,437	$91,726
Forward CorePlus Fund	301,124	1,596,152	(d)	(661,438)		1,235,838	30,698,215	138,707	(2,521,082)
Forward Extended MarketPlus Fund	479,016	139,873		(505,025)		113,864	2,791,946	—	(219,314)
Forward Frontier Strategy Fund	1,648,084	790		(1,324,259)		324,615	3,220,183	—	(920,246)
Forward High Yield Bond Fund	169,500	730,540		(75,033)		825,007	7,994,314	253,287	(116,055)
Forward International Equity Fund	611,123	669,927		(472,769)		808,281	10,903,712	407,921	(4,634,105)
Forward Investment Grade Fixed-Income Fund	554,037	424,275		(978,312)		—	—	196,045	(477,835)
Forward Large Cap Value Fund	431,174	443,872		(875,046	)(d)	—	—	—	6,800
Forward Mortgage Securities Fund(f)	179,024	—		(179,024)		—	—	22,927	147,750
Forward Strategic Alternatives Fund	454,760	5,819		(152,694)		307,885	3,331,317	16,909	(134,786)
Forward Funds — Institutional Class shares
Forward EM Corporate Debt Fund	—	168,492		(42,196)		126,296	1,141,711	200,785	(872)
Forward Emerging Markets Fund	1,352,032	32,769		(1,352,032)		32,769	319,825	21,443	(2,420,804)
Forward Select EM Dividend Fund	—	177,946		(85,070)		92,876	1,809,228	83,268	(297,923)

Total							$65,663,772	$1,405,729	$(11,496,746)

Income & Growth Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES		GROSS SALES		ENDING SHARES	VALUE 12/31/11	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(g)
Forward Funds — Class Z shares
Forward Commodity Long/Short Strategy Fund	—	250,745		(250,745)		—	—	$4,236	$40,063
Forward CorePlus Fund	156,207	660,832	(e)	(232,716)		584,323	$14,514,594	47,102	(488,247)
Forward Extended MarketPlus Fund	99,555	102,387		(158,622)		43,320	1,062,201	—	(591,008)
Forward Frontier Strategy Fund	508,778	86,215		(427,900)		167,093	1,657,564	—	(615,791)
Forward High Yield Bond Fund	623,804	1,624,098		(927,222)		1,320,680	12,797,385	1,008,866	(729,590)
Forward International Equity Fund	355,195	40,055		(105,804)		289,446	3,904,633	146,077	51,844
Forward Investment Grade Fixed-Income Fund	2,043,994	1,646,910		(1,693,146)		1,997,758	22,554,688	811,737	(695,559)
Forward Large Cap Value Fund	226,133	—		(226,133	)(e)	—	—	—	1,831
Forward Mortgage Securities Fund(f)	668,589	—		(668,589)		—	—	61,926	463,511
Forward Strategic Alternatives Fund	286,697	189,892		(18,467)		458,122	4,956,878	23,280	(30,552)
Forward U.S. Government Money Fund	265	—		—		265	265	—	—
Forward Funds — Institutional Class shares
Forward EM Corporate Debt Fund	—	211,956		(8,375)		203,581	1,840,371	313,364	586
Forward Emerging Markets Fund	—	103,273		(54,253)		49,020	478,432	32,078	361,309
Forward Select EM Dividend Fund	—	49,240		(38,567)		10,673	207,917	27,165	(239,734)

Total							$63,974,928	$2,475,831	$(2,471,337)

231	December 31, 2011

Notes to Financial Statements

Income Allocation Fund

INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/11	DIVIDEND INCOME	REALIZED GAIN/(LOSS)
Forward Funds — Class Z shares
Forward High Yield Bond Fund	675,320	169,228	(431,706)	412,842	$4,000,436	$386,723	$(444,642)
Forward Investment Grade Fixed-Income Fund	1,248,545	466,173	(378,755)	1,335,963	15,083,021	596,670	(448,065)
Forward Mortgage Securities Fund(f)	186,058	—	(186,058)	—	—	19,795	230,125
Forward Funds — Institutional Class shares
Forward EM Corporate Debt Fund	—	92,671	(8,656)	84,015	759,493	131,345	(2,745)

Total					$19,842,950	$1,134,533	$(665,327)

(a) Includes transactions from the reorganization of the Forward Large Cap Value Fund, 207,648 shares exchanged (gross sales) for 141,701 shares (gross purchases) into the Forward CorePlus Fund (formerly known as the Forward Large Cap Growth Fund).

(b) Includes transactions from the reorganization of the Forward Large Cap Value Fund, 621,911 shares exchanged (gross sales) for 424,397 shares (gross purchases) into the Forward CorePlus Fund (formerly known as the Forward Large Cap Growth Fund).

(c) Includes transactions from the reorganization of the Forward Large Cap Value Fund, 628,159 shares exchanged (gross sales) for 428,661 shares (gross purchases) into the Forward CorePlus Fund (formerly known as the Forward Large Cap Growth Fund).

(d) Includes transactions from the reorganization of the Forward Large Cap Value Fund, 875,046 shares exchanged (gross sales) for 597,138 shares (gross purchases) into the Forward CorePlus Fund (formerly known as the Forward Large Cap Growth Fund).

(e) Includes transactions from the reorganization of the Forward Large Cap Value Fund, 226,133 shares exchanged (gross sales) for 154,314 shares (gross purchases) into the Forward CorePlus Fund (formerly known as the Forward Large Cap Growth Fund).

(f) Effective close of business on April 19, 2011, the Forward Mortgage Securities Fund was liquidated per the terms of the Board approved plan of liquidation.

(g) Includes realized capital gain and return of capital distributions received from affiliated underlying funds.

11. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

12. Transactions

Reorganization of Forward Large Cap Value Fund into the Forward Large Cap Growth Fund (now known as the “Forward CorePlus Fund”): On September 22, 2010, the Board of Trustees, including all of the Independent Trustees, approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of the Forward Large Cap Value Fund (the “Acquired Fund”) with and into the Forward Large Cap Growth Fund (the “Acquiring Fund”) (renamed the “Forward CorePlus Fund,” effective January 20, 2011) (the “Reorganization”). The Reorganization did require shareholder approval.

As of the close of business on January 19, 2011, the assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 370,940, 123,067 and 1,746,213 shares of Institutional Class, Investor Class and Class Z, respectively, in exchange for net assets of the Acquired Fund valued at $9,543,926, $3,087,687 and $44,922,975, respectively. The investment portfolio of the Acquired Fund, with a fair value of $57,374,627 and identified cost of $53,245,969 at January 19, 2011, was the principal asset acquired by the Fund. On January 20, 2011, the combined value of the Acquired Fund (which included realized gains of $0 and unrealized appreciation of $4,128,658) and the Acquiring Fund was $121,559,497. The exchange of shares qualified as a tax-free reorganization for Federal income tax purposes. The unused capital loss carryforwards totaled $11,799,295 for potential utilization and are subject to tax

December 31, 2011	232

Notes to Financial Statements

limitations. The Funds’ pro forma results would not have been materially different from the financial statements that are presented for the year ended December 31, 2011; therefore, the pro forma disclosure has been omitted.

13. New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds financial statements.

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements with the main objective to improve the accounting for repurchase agreements and other similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective for transactions occurring in interim and annual periods beginning after December 15, 2011. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

14. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2011. However, the following are details relating to subsequent events through the date the financial statements were issued.

Change in Funds Principal Underwriter/Distributor: On September 8, 2011 the Board of Trustees, including all Independent Trustees, approved the change of the Trust’s principal underwriter/distributor. Effective in March 2012, Forward Securities, LLC will replace ALPS Distributors, Inc. as the current principal underwriter/distributor for the Trust. Accordingly, effective in March 2012, all references in the Prospectuses to ALPS Distributors, Inc. as the current principal underwriter/distributor for the Trust shall be replaced with references to: Forward Securities, LLC.

233	December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Forward CorePlus Fund (formerly known as Forward Large Cap Growth Fund), the Forward Extended MarketPlus Fund (formerly known as Forward SMIDPlus Fund), the Forward Frontier Strategy Fund (formerly known as Forward Frontier MarketStrat Fund), the Forward High Yield Bond Fund, the Forward International Equity Fund, the Forward Investment Grade Fixed-Income Fund, the Forward Strategic Alternatives Fund, the Forward U.S. Government Money Fund, the Forward Aggressive Growth Allocation Fund, the Forward Balanced Allocation Fund, the Forward Growth & Income Allocation Fund, the Forward Growth Allocation Fund, the Forward Income & Growth Allocation Fund, and the Forward Income Allocation Fund (the "Funds") at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Funds for the periods ended December 31, 2008 and prior were audited by other auditors whose report dated February 27, 2009 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2012

December 31, 2011	234

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Frontier Strategy Fund, Aggressive Growth Allocation Fund, Balanced Allocation Fund, Growth and Income Allocation Fund, Growth Allocation Fund, and Income and Growth Allocation Fund designated $97,583, $426,405, $1,320,726, $298,824, $3,673,503, and $52,764, respectively, as long-term capital gain dividends.

The CorePlus Fund, International Equity Fund, Aggressive Growth Allocation Fund, Balanced Allocation Fund, Growth and Income Allocation Fund, Growth Allocation Fund, and Income and Growth Allocation Fund designate 12.98%, 67.61%, 59.35%, 8.56%, 17.97%, 36.18%, and 6.29%, respectively, of the income dividends distributed between January 1, 2011 and December 31, 2011, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the CorePlus Fund, International Equity Fund, Aggressive Growth Allocation Fund, Balanced Allocation Fund, Growth and Income Allocation Fund, Growth Allocation Fund, and Income and Growth Allocation Fund designate 11.91%, 0.06%, 2.44%, 0.62%, 0.94%, 1.87%, and 0.26%, respectively, of the ordinary income dividends distributed between January 1, 2011 and December 31, 2011, as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the International Equity Fund designates $200,538 as foreign taxes paid, and $2,254,831 as foreign source income earned between January 1, 2011 and December 31, 2011.

235	December 31, 2011

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 7-8, 2011, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 7-8, 2011 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Fund listed next to each Sub-Advisor’s name:

SUB-ADVISOR	FUND
First Western Capital Management Company	Forward High Yield Bond Fund
Lazard Asset Management LLC	Forward International Equity Fund
Pacific Investment Management Company LLC	Forward Investment Grade Fixed-Income Fund

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisors; descriptions of Forward Management’s and the Sub-Advisor’s compliance programs; portfolio trading practices and information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for the Forward Aggressive Allocation Fund, Forward Balanced Allocation Fund, Forward CorePlus Fund, Forward Extended MarketPlus Fund (formerly the Forward SMIDPlus Fund), Forward Frontier Strategy Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund, Forward Income Allocation Fund, Forward Strategic Alternatives Fund and Forward U.S. Government Money Fund, each of which Forward Management directly manages without employing a sub-advisor.

December 31, 2011	236

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor, where applicable; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, Extent and Quality of the Services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals, including recent enhancements to Forward Management’s portfolio management and risk management capabilities. The Board also determined that Forward Management has made a commitment to maintain the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board also noted that no material compliance issues were found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management and the series of the Trust. The Board considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

Sub-Advisory Agreements. The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board also considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the

237	December 31, 2011

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

Funds by the respective portfolio management teams. In this connection, the Board noted that it has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreement.

Investment Performance

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information contained in a Morningstar Rating Analysis about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time Forward Management and each Sub-Advisor has served in their respective capacities to the applicable Funds. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	The Forward Aggressive Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2011;

•

The Forward Balanced Allocation Fund underperformed the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2011, but performed similarly to the comparable funds within its Morningstar Category for the ten-year period ended June 30, 2011;

•

The Forward CorePlus Fund outperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2011, performed similarly to the comparable funds within its Morningstar Category during the three- and five-year periods ended June 30, 2011, and underperformed the comparable funds within its Morningstar Category during the ten-year period ended June 30, 2011;

•

The Forward Extended MarketPlus Fund outperformed the comparable funds within its Morningstar Category for the one- and three-year periods ended June 30, 2011, but underperformed the comparable funds within its Morningstar Category for the five- and ten-year periods ended June 30, 2011;

•	The Forward Frontier Strategy Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2011;

•	The Forward Growth & Income Allocation Fund underperformed the comparable funds within its Morningstar Category during the

December 31, 2011	238

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

one-, three-, five-, and ten-year periods ended June 30, 2011;

•	The Forward Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2011;

•	The Forward High Yield Bond Fund outperformed the comparable funds within its Morningstar Category for the one-, three-, five-, and ten-year periods ended June 30, 2011;

•

The Forward International Equity Fund outperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2011, underperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended June 30, 2011, and performed similarly to the comparable funds within its Morningstar Category during the ten-year period ended June 30, 2011. It was noted that Lazard took over the day-to-day management of this Fund in December 2008;

•

The Forward Investment Grade Fixed Income Fund outperformed the comparable funds within its Morningstar Category during the one-, three-, and ten-year periods ended June 30, 2011, but underperformed the comparable funds within its Morningstar Category during the five-year period ended June 30, 2011;

•	The Forward Income & Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2011;

•	The Forward Income Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2011;

•	The Forward Strategic Alternatives Fund outperformed the comparable funds within its Morningstar Category for the one- and three-year periods ended June 30, 2011;

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board noted that the U.S. Government Money Fund has not been ranked by Morningstar as of June 30, 2011. The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement. The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial

239	December 31, 2011

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2010, but a strong balance sheet for the first half of 2011 and a demonstrated commitment to the Funds and new product support. The Board noted Forward Management’s corporate structure and ownership interests and the commitment to Forward Management by the controlling entities of Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors and to combine series of the Trust when necessary.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expenses for each Fund as compared with those of other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, with the exceptions noted, Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board also noted that the overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements. The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements. With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that all sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and each Sub-Advisor.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or have multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Fund was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of Scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that

December 31, 2011	240

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any Additional Benefits and Other Considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In addition, the Board took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that, in the future, is expected to serve as distributor for the Funds. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by Forward Management and the Sub-Advisors from their relationship with the Funds, such as soft dollar arrangements. In this connection, the Board noted that it receives regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with a Fund included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement and the Sub-Advisory Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and each Sub-Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and each of the Sub-Advisory Agreements.

241	December 31, 2011

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 64	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to 2011); Director of the Foundation of City College (2006 to 2011); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	36	Chairman and Director of SIFE Trust Fund (1978-2002)

Donald O’Connor Age: 75	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	36	Trustee of the Advisors Series Trust (1997 to present).

DeWitt F. Bowman Age: 81	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	36	Trustee, Brandes Mutual Funds (1995 to present); Lead Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (1994 to present).

December 31, 2011	242

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Age: 62	Trustee, Nominating Committee Chairperson	Since 2009+	Director (since 2000) and President (2007-2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (2002 to 2011); Chair, The Thacher School Investment Committee (2006 to 2011); Chair, Thacher School Finance Committee (2006 - 2008); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	36	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004-2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Age: 65	Trustee	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1997 to 2009); Vice President and Director, WildCare Bay Area (since 2008); Director, Audubon Canyon Ranch (since 2009).	36	None.

243	December 31, 2011

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 49	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director of Ring Mountain Day School (2011 to present).	36	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman, Mses. Herbert and Allecta, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as Trustee to the Trust effective January 1, 2012.

December 31, 2011	244

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Age: 62	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 101 California Street, 16th Floor San Francisco, CA 94111 Age: 64	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); Chief Legal Officer, Morgan Stanley Online (1997-2002).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Age: 63	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-1997; 2002-2005); Director of Compliance, Morgan Stanley Online (1997-2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Age: 48	Vice President Funds	Since 2009	Managing Director, Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007-2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989-2007).

A. John Gambs*** 101 California Street, 16th Floor San Francisco, CA 94111 Age: 66		Since 2011	Trustee, Barclays Global Investors Funds (2006 to 2010); Trustee, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Investment Management (since 2009); Member, Board of Governors, San Francisco Symphony (since 2001); Director and President, New Century Chamber Orchestra (since 2010); Director, San Francisco Classical Voice (since 2011).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

***	Mr. Gambs is a member of the Advisory Board of the Trust.

245	December 31, 2011

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2011	246

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Banking and Finance Fund

Forward Commodity Long/Short Strategy Fund

Forward CorePlus Fund

Forward Credit Analysis Long/Short Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Extended MarketPlus Fund

Forward Focus Fund

Forward Frontier Strategy Fund

Forward Global Credit Long/Short Fund

Forward Global Infrastructure Fund

Forward Growth Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Equity Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Dividend Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward Strategic Alternatives Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Aggressive Growth Allocation Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Allocation Fund

Printed on paper containing recycled content using soy-based inks.	FWD003822 031513

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the registrant’s Code of Ethics for principal executive and principal financial officers. The registrant’s Code of Ethics for principal executive and principal financial officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the registrant’s Code of Ethics for principal executive or principal financial officers, as referenced above, were granted.

A copy of the registrant’s Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $709,868 for the fiscal year ended December 31, 2011 and $594,715 for the fiscal year ended December 31, 2010.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $49,400 for the fiscal year ended December 31, 2011 and $37,000 for the fiscal year ended December 31, 2010.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $ 159,510 for the fiscal year ended December 31, 2011 and $123,116 for the fiscal year ended December 31, 2010.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2011 and NONE for the fiscal year ended December 31, 2010.

(e)(1)	The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)         Not applicable

(c)         100%

(d)         Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2011 and NONE for the fiscal year ended December 31, 2010.

(h)	The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99.(A)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2006, filed electronically with the Securities and Exchange Commission on March 9, 2007.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 9, 2012

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 9, 2012